                   AGREEMENT TO CONTRIBUTE, LEASE AND SUBLEASE

                                      AMONG

                               SPRINT CORPORATION,

                      THE SPRINT SUBSIDIARIES NAMED HEREIN

                                       AND

                               GLOBAL SIGNAL INC.

                          DATED AS OF FEBRUARY 14, 2005

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE 1 DEFINITIONS..........................................................2

ARTICLE 2 CONTRIBUTION, CONVEYANCE/GRANT OF LEASEHOLD, SUBLEASEHOLD
             OR OTHER INTEREST AND CONSIDERATION..............................16

SECTION 2.1     Contribution, Conveyance/Grant of Leasehold, Subleasehold or
                   Other Interest.............................................16

SECTION 2.2     Items Excluded from Contribution, Conveyance/Grant of

SECTION 3.2     Certain Procedures with respect to Identifying and Curing
                   Exceptions.................................................24

SECTION 3.3     Shared Sites; Contributors' Cure Rights.......................26

SECTION 3.4     Certain Procedures with respect to Shared Ground Lease

SECTION 3.9     Allocation of Rent and Pre-Lease Rent; Multiple Lease
                   Agreements.................................................30

                                       i

SECTION 6.1     Investigation of Sites Prior to Initial Closing; Access to

                                       ii

SECTION 7.1     Representations, Warranties and Covenants of Contributors and

ARTICLE 8 CONDITIONS TO CONTRIBUTORS', SPRINT'S AND LESSOR'S

                                      iii

SECTION 11.6    Assignment; Successors and Assigns; Third-Party

                                       iv

Schedules
---------

Schedule 1    Included Equipment
Schedule 2    Excluded Equipment
Schedule 3    Qwest Sites

Exhibits
--------

Exhibit A     Schedule of Owned Sites
Exhibit B     Schedule of Leased Sites and Other Interest Sites
Exhibit C     Form of LLC Agreement
Exhibit C-1   Form of Separateness Agreement
Exhibit D     Form of Lease and Sublease Agreement
Exhibit D-1   Rent and Pre-Lease Rent Allocation Principles
Exhibit D-2   Option Purchase Price Allocation Principles
Exhibit E     Form of Property Use Agreement
Exhibit F     Material Terms of Transition Services Agreement
Exhibit G     Individual Site Closing Conditions
Exhibit H     Form of Lessee General Assignment and Assumption Agreement
Exhibit I     Form of LLC General Assignment and Assumption Agreement
Exhibit J     Form of Ground Lessor Estoppel
Exhibit K     Form of Non-Disturbance Agreement

                                       v

                   AGREEMENT TO CONTRIBUTE, LEASE AND SUBLEASE

     AGREEMENT TO CONTRIBUTE, LEASE AND SUBLEASE (this "AGREEMENT"), dated as of
February 14, 2005, among GLOBAL SIGNAL INC., a Delaware corporation ("LESSEE"),
SPRINT CORPORATION, a Kansas corporation ("SPRINT"), and the Subsidiaries of
Sprint named on the signature pages to this Agreement (such Subsidiaries, collectively, "CONTRIBUTORS").

     WHEREAS, Contributors operate throughout the United States and its territories the Sites, which include Towers and related Equipment and
Contributors either own, lease or otherwise occupy or use the tracts, pieces or parcels of land or structures on or in which such Towers are located, all such
Sites as of September 30, 2004 being described in the attached Exhibit A ("OWNED
SITES") and Exhibit B (which includes both "LEASED SITES" and "OTHER INTEREST
SITES");

     WHEREAS, Lessee desires to Lease the Leased Property of the Sites, or otherwise operate the Sites, on the terms and conditions set forth in this
Agreement, including the assumption of certain obligations under the Ground
Leases with respect to the Leased Sites Land and Other Interest Sites Land and
certain other related liabilities;

     WHEREAS, as a condition to, and simultaneously with, the Initial Closing,
Contributors will enter into one or more Limited Liability Company Agreements, substantially in the form attached as Exhibit C (individually and collectively, the "LLC AGREEMENT"), for each newly-formed special purpose entity (individually and collectively, "LESSOR") to be formed and operated pursuant to the terms of this Agreement and the LLC Agreement;

     WHEREAS, as a condition to, and simultaneously with, the Initial Closing,
Contributors will contribute to Lessor all of their respective interests in the
Leased Property of the Sites (including (a) an assignment by the applicable
Contributors of their leasehold or other interests in the Ground Leases with respect to the Leased Sites Land and the Other Interest Sites Land, and (b) the
transfer by the applicable Contributors of their interests in the Owned Sites
Land); provided, that with respect to the Non-Contributable Sites, Contributors will not assign or transfer to Lessor the Ground Lease and related Collocation
Agreements unless all consents required for assignment or transfer have been obtained;

     WHEREAS, as a condition to, and simultaneously with, the Initial Closing,
Contributors, Lessor and Lessee will enter into Lease and Sublease Agreements
(individually and collectively, the "LEASE AGREEMENT"), in accordance with the provisions of Section 3.9(b), substantially in the form attached as Exhibit D
(as modified by Section 3.9(b)), pursuant to which (a) Lessor will Lease the
Leased Property of the Master Lease Sites to Lessee, (b) certain Contributors will sublease back from Lessee the Sprint Collocation Space, and (c) Lessee will operate for and on behalf of Lessor the Pre-Lease Sites (until such time as the
Pre-Lease Sites will have become Master Lease Sites thereunder);

     WHEREAS, as a condition to, and simultaneously with, the Initial Closing,
Contributors and Lessor will enter into the Property Use Agreement (the
"PROPERTY USE AGREEMENT"), substantially in the form attached as Exhibit E, pursuant to which Contributors will grant to Lessor as of the Initial Closing
Date, the right to operate the Leased Sites Land or Other Interest Sites Land, as applicable, and administer the related Collocation Agreements with respect to each Non-Contributable Site; and

     WHEREAS, as a condition to, and simultaneously with, the Initial Closing,
Contributors, Lessor and Lessee will enter into the Transition Services
Agreement, on mutually acceptable terms and conditions with respect to the services described on Exhibit F (the "TRANSITION SERVICES AGREEMENT"), pursuant to which Contributors, Lessor and Lessee will provide each other certain transition services for an interim period following the Initial Closing.

     NOW THEREFORE, in consideration of the foregoing and the representations, warranties, and agreements contained in this Agreement, and intending to be legally bound by this Agreement, the parties agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

     As used in this Agreement, the following terms will have the following respective meanings:

     "AAA" has the meaning set forth in Section 3.5.

     "ACCOUNTANTS" has the meaning set forth in Section 6.1(d).

     "ADDITIONAL DEPOSIT" means an additional deposit in the amount of Twelve
Million Five Hundred Thousand Dollars ($12,500,000).

     "AFFILIATE" (and, with a correlative meaning, "AFFILIATED") means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, such Person. As used in this definition, "control" means the beneficial ownership (as such term is defined in Rules 13d-3 and 13d-5 of the Securities
Exchange Act of 1934, as amended) of more than fifty percent (50%) of the voting interests of the Person.

     "AGREEMENT" has the meaning set forth in the preamble, and will include, except where the context otherwise requires, all of the attached Schedules and
Exhibits.

     "ANTITRUST LAWS" means the HSR Act or any other antitrust, competition or trade regulatory Laws.

     "ASSUMED LIABILITIES" means all Liabilities arising during the term of the
Lease Agreement related to, or arising in connection with the operation, use or occupancy of, any Master Lease Site or Pre-Lease Site thereunder, including fifty percent (50%) of any Shared Ground Lease Payments, but specifically excluding all Excluded Liabilities.

                                       2

Without limiting the generality of the foregoing, Assumed Liabilities will include, without limitation, all Liabilities (other than Excluded Liabilities)
of Contributors, Lessor or any of their respective Affiliates arising during the term of the Lease Agreement under or related to each Collocation Agreement (or in the case of Master Collocation Agreements bifurcated pursuant to Section
6.11, the portion of the Master Collocation Agreement assigned to Lessee). It is understood and agreed that, as of the Initial Closing Date, pursuant and subject to the Lease Agreement, the obligations of Contributors or Lessor, as applicable, under the Ground Leases will be performed by Lessee in accordance with the terms of the Ground Leases and/or related agreements with respect to the Leased Sites Land and the Other Interest Sites Land, including, without limitation, except as set forth herein or in the Lease Agreement, the direct payment of ground rent and other charges thereunder accrued on and after the
Initial Closing Date, but excluding the Contributors', Lessor's, or any Sprint
Collocator's fifty percent (50%) share of any Shared Ground Lease Payments
(which is an Excluded Liability).

     "AUCTION" has the meaning set forth in Section 6.16(a).

     "AUTHORIZATION" means, with respect to each Site, each consent, approval or waiver from, or a notice to or filing with, any Person or Governmental Authority required in order to consummate the transactions contemplated by this Agreement, including, if applicable, a consent, approval or waiver from the Ground Lessor under the applicable Ground Lease.

     "AVAILABLE SPACE" has the meaning set forth in the Lease Agreement.

     "CASUALTY SITE" means a Site with respect to which a Force Majeure event occurs prior to the Initial Closing Date for the applicable Site, which event or occurrence renders the Tower on such Site unusable as a communications tower or that otherwise materially impairs the value of such Site.

     "CLOSING" means the Initial Closing, a Conversion Closing or Technical
Closing.

     "CLOSING DATE" means the date on which a Closing occurs.

     "CODE" means the United States Internal Revenue Code of 1986, as amended.

     "COLLATERAL AGREEMENTS" means the Lease Agreement, the Property Use
Agreement, the Transition Services Agreement, and, if entered into, any other agreements, certificates and documents entered into in connection with the transactions contemplated by this Agreement and the other Collateral Agreements.

     "COLLOCATION AGREEMENT" means an agreement pursuant to which a Contributor or Lessor rents to a third party space at any Site (including space on a Tower), including all amendments, modifications, supplements, assignments, guaranties, and side letters related thereto.

     "COLLOCATION BUSINESS" means the business of Contributors of (a) marketing available capacity at any Site to wireless communications services providers
(including Contributors and their respective Affiliates), (b) administering the
Collocation

                                       3

Agreements and Master Collocation Agreements with such wireless communications services providers, and (c) managing the use and occupancy of such capacity by
Contributors and their respective Affiliates.

     "COMMUNICATIONS EQUIPMENT" means, as to any Site, transmitting and/or receiving equipment and other equipment installed at the Sprint Collocation
Space or any Available Space or any other portion of the Site (with respect to a
Tower Subtenant), which is used in providing current and future wireless and wireline communication services, including without limitation, switches, antennas, microwave dishes, panels, conduits, flexible transmission lines, cables, radio, amplifiers, filters and other transmission or communications equipment (including interconnect transmission equipment, transmitter(s), receiver(s) and accessories) and such other equipment and associated software as may be necessary in order to provide such wireless and wireline communication services, including without limitation, voice or data. Communications Equipment will include any existing, replaced and upgraded Communications Equipment.

     "COMPETING TRANSACTION" has the meaning set forth in Section 6.16(a).

     "CONFIDENTIAL INFORMATION" has the meaning set forth in Section 6.12(b).

     "CONFIDENTIALITY AGREEMENT" means the Confidentiality Agreement, dated as of July 21, 2004, as amended, by and between Sprint and an Affiliate of Lessee.

     "CONTRIBUTABLE SITE" has the meaning set forth in Section 3.1(a).

     "CONTRIBUTION EXCEPTION" means, with respect to a Site, any Authorization that must be satisfied or fulfilled in order for the applicable Contributor to contribute the Leased Property and the related Collocation Agreements and Tower
Related Assets of such Site to Lessor.

     "CONTRIBUTORS" has the meaning set forth in the preamble.

     "CONTRIBUTORS BENEFIT PLANS" means any "employee benefit plan" (as defined in Section 3(3) of ERISA) maintained by Contributors or their Affiliates for the benefit of the employees of the Collocation Business and each other employee benefit, bonus or fringe benefit plan maintained by Contributors or their
Affiliates for the benefit of the employees of the Collocation Business.

     "CONTRIBUTORS DEDUCTIBLE" has the meaning set forth in Section 9.5(b).

     "CONTRIBUTORS DISCLOSURE LETTER" means the disclosure letter delivered by
Contributors to Lessee simultaneously with the execution and delivery of this
Agreement, as supplemented or amended by Contributors pursuant to the terms and conditions of this Agreement.

     "CONTRIBUTORS INDEMNIFIED PARTIES" means Contributors, Lessor, Sprint and the other Affiliates of Contributors and Lessor, and their respective directors, officers, employees, agents and representatives.

                                       4

     "CONVERSION CLOSING" has the meaning set forth in Section 2.5(b).

     "CONVERSION CLOSING DATE" means, with respect to each Conversion Closing, the date on which such Conversion Closing occurs.

     "CORRECTIVE ASSIGNMENT" has the meaning set forth in Section 2.6(a).

     "DE MINIMIS CLAIM" has the meaning set forth in Section 9.5(a).

     "DEPOSIT" means the initial deposit in the amount of Fifty Million Dollars
($50,000,000) together with any Additional Deposit(s) made by Lessee pursuant to
Section 10.1(c).

     "DISCLOSEE" has the meaning set forth in Section 6.12(a).

     "DISCLOSING PARTY" has the meaning set forth in Section 6.12(a).

     "ENVIRONMENTAL CONDITIONS" means, with respect to any Site, that Lessee has commissioned and obtained: (i) a clean Phase 0 environmental report; or (ii) a
Phase I environmental report that recommends no further action is required, or
(iii) a Phase II environmental report that either recommends no further action or is otherwise acceptable to Lessee.

     "ENVIRONMENTAL LAW" means all federal, state and local Laws relating to the protection of surface or ground water, drinking water supply, soil, surface or subsurface strata or medium or ambient air, pollution control and Hazardous
Substances. Zoning Laws (including any rules or regulations promulgated pursuant to any Zoning Law relating to the (a) placement, construction and modification of communications towers as applied through Zoning Laws or (b) aesthetic character of a communications tower) are not Environmental Laws.

     "ENVIRONMENTAL PERMITS" means all material Governmental Approvals required for the operation of a Site under applicable Environmental Law.

     "EQUIPMENT" means all physical assets (other than real property and interests in real property) located at the applicable Site on or in, or attached to, Owned Sites Land, Leased Sites Land, Other Interest Sites Land, Improvements
or Towers Leased to, or operated by, Lessee pursuant to the Lease Agreement, and includes, without limitation, all of the items described on the attached
Schedule 1. With respect to any item of or interest in real property included in the Leased Property of any Site, any fixture (other than Towers) attached to that real property is "EQUIPMENT" related thereto. "EQUIPMENT" does not include any intellectual property or intangible rights or Excluded Equipment.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

     "ESCROW AGENT" means Bank of America, N.A., or any successor escrow agent under the Escrow Agreement.

                                       5

     "ESCROW AGREEMENT" means that certain Escrow Agreement executed concurrently herewith between Bank of America, N.A., as escrow agent,
Contributors, Sprint and Lessee, as the same may hereafter be amended, modified or supplemented by the parties thereto pursuant to its terms.

     "EXCEPTION" means a Contribution Exception and/or Leasing Exception.

     "EXCLUDED ASSETS" means the following:

     (a) all Excluded Equipment, Excluded Sites and Strategic Sites;

     (b) any of Contributors' or Lessor's right, title or interest in or to the
Owned Sites Land (other than any leasehold or other interest in the Owned Sites
Land granted to Lessee under the Lease Agreement);

     (c) any of Contributors' or Lessor's right, title or interest in or to the
Leased Sites Land (other than any leasehold or other interest in the Leased
Sites Land granted to Lessee under the Lease Agreement);

     (d) any of Contributors' or Lessor's right, title or interest in or to the
Other Interest Sites Land (other than any leasehold or other interests or rights in the Other Interest Sites Land granted to or otherwise made available to
Lessee under the Lease Agreement);

     (e) any and all licenses granted by the FCC to Contributors or their respective Affiliates;

     (f) any receivables of Contributors, Lessor or their respective Affiliates under any Collocation Agreement accrued for periods ending prior to the Initial
Closing Date;

     (g) any intellectual property of Contributors, Lessor or their respective
Affiliates;

     (h) any condemnation or eminent domain proceeds received after the date of this Agreement with respect to a taking of any Owned Sites Land, Leased Sites
Land or Other Interest Sites Land that are Excluded Sites or Strategic Sites;

     (i) the Qwest Asset Purchase Agreement and any rights of Contributors thereunder; and

     (j) any cash, cash equivalents or marketable securities and all rights to any bank accounts of Contributors, Lessor or their respective Affiliates.

     "EXCLUDED EQUIPMENT" means (a) Contributors', Lessor's or any of their respective Affiliates' right, title or interest in or to any Equipment located at any Site that is used or held for use by Contributors or Lessor as of the
Initial Closing Date in connection with its use and occupancy of the Sprint
Collocation Space pursuant to the Lease Agreement (including, without limitation, Communications Equipment of Contributors, Lessor or their respective
Affiliates located on any Tower and any

                                       6

Equipment which supports such Communications Equipment located on land or on any
Tower or in any building that is part of any Improvements), except for any such
Equipment actively used by Contributors, Lessor or such Affiliates exclusively in connection with the operation or maintenance of the Towers (and not in connection with any Contributor's, Lessor's or their respective Affiliates'
other businesses or as support for any Contributor's, Lessor's or their respective Affiliates' actively used Communications Equipment on the Towers),
(b) any Equipment belonging to third parties, including tenants under
Collocation Agreements, or relating to Contributors' tariff services, (c)
Contributors', Lessor's and their respective Affiliates' antennas, generators, wireless and wireline cable runs and equipment shelters that contain only
Contributors' or Lessor's Equipment and, (d) all of the Equipment described on the attached Schedule 2.

     "EXCLUDED LIABILITIES" means all Liabilities of Contributors, Lessor or any of their respective Affiliates (a) to their employees in their capacity as employers or related to any Contributors Benefit Plan, (b) related to Excluded
Assets, (c) related to, or arising in connection with the ownership, operation, use or occupancy prior to the Initial Closing Date of any Site (d) fifty percent
(50%) of any Shared Ground Lease Payments, or (e) which are "Excluded
Liabilities" pursuant to Section 3.3(b)(ii)(4)(A).

     "EXCLUDED SITE" has the meaning set forth in Section 3.3(b)(i).

     "FCC" means the United States Federal Communications Commission, or any
successor Governmental Authority.

     "FINAL CLOSING DATE" has the meaning set forth in Section 2.7(e).

     "FINANCEABLE SITE" has the meaning set forth in the Lease Agreement.

     "FINANCIAL STATEMENTS" has the meaning set forth in Section 4.9(a).

     "FINANCING COMMITMENTS" has the meaning set forth in Section 5.10.

     "FIRPTA CERTIFICATE" has the meaning set forth in Section 7.4(c)(i).

     "FIRST MILESTONE DATE" has the meaning set forth in Section 10.1(c).

     "FORCE MAJEURE" means any occurrence, nonoccurrence or set of circumstances that is beyond the reasonable control of Contributors, including, without limitation, condemnation or other taking, flood, ice, earthquake, tornado, hurricane, windstorm or eruption, fire, explosion, invasion, civil war, domestic or foreign terrorist act, commotion or insurrection, sabotage or vandalism, military or usurped power, or act of God or of a public enemy or foreclosure, deed-in-lieu of foreclosure, or similar proceeding with respect to a Ground
Lessor Lien; provided, that, after the Initial Closing, Lessee is not in monetary default under the Lease Agreement.

     "GAAP" means generally accepted accounting principles in the United States, consistently applied.

                                       7

     "GOVERNMENTAL ANTITRUST AUTHORITY" means the Antitrust Division of the
United States Department of Justice, the United States Federal Trade Commission
and any State attorney general, or any successor thereto.

     "GOVERNMENTAL APPROVALS" means all licenses, permits, franchises, certifications, waivers, variances, registrations, consents, approvals, qualifications and other authorizations to, from or with any Governmental
Authority.

     "GOVERNMENTAL AUTHORITY" means any foreign, domestic, federal, territorial, state or local governmental authority, administrative body, quasi-governmental authority, instrumentality, court, government or self-regulatory organization, commission, board, administrative hearing body, arbitration panel, tribunal or organization or any regulatory, administrative or other agency, or any political or other subdivision, department or branch of any of the foregoing.

     "GROUND LEASE" means, as to a Leased Site or Other Interest Site, the ground lease and/or any related easement, license or other agreement, pursuant to which a Contributor or Lessor holds a leasehold interest, leasehold estate, easement, license or other real property interest including all amendments, modifications, supplements, assignments, guarantees, and side letters related thereto.

     "GROUND LESSOR" means, as to a Leased Site or Other Interest Site, the
"lessor", "landlord", "licensor", or similar Person under the related Ground
Lease.

     "GROUND LESSOR ESTOPPEL" means, as to a Ground Lease, an estoppel from the
Ground Lessor thereunder for the benefit of Lessee, its successor and assigns, lenders and rating agencies, in substantially the form of Exhibit J attached hereto.

     "GROUND LESSOR LIEN" means, with respect to any asset, any mortgage, lien, guaranty, pledge, security interest, charge, attachment, restriction or encumbrance of any kind in respect of the interest of a Ground Lessor in a
Leased Site or Other Interest Site and that exists prior to the Initial Closing
Date.

     "GROUND LESSOR MORTGAGE" means any mortgage, deed of trust or similar Lien on the interest of a Ground Lessor that is superior to the interest of a
Contributor in a Leased Site or Other Interest Site and that exists prior to the
Initial Closing Date.

     "GSI FINANCING SUBSIDIARY" means any Person formed by or on behalf of
Lessee to act as the "Lessee" under the Lease Agreement or under any "Severable
Lease" (as defined in the Lease Agreement).

     "HAZARDOUS SUBSTANCE" means any waste, pollutant, contaminant, hazardous substance, toxic or corrosive substance, hazardous waste, special waste, industrial substance, by-product, process-intermediate product or waste, petroleum or petroleum-derived substance or waste, chemical liquids or solids, liquid or gaseous products, or any constituent of any such substance or waste, the use, handling or disposal of which is governed by or subject to applicable
Environmental Law.

                                       8

     "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976,
as amended, and the rules and regulations promulgated thereunder.

     "IMPROVEMENTS" has the meaning set forth in the Lease Agreement.

     "INDEMNIFIED PARTY" means a Contributors Indemnified Party or a Lessee
Indemnified Party, as the case may be.

     "INDEMNIFYING PARTY" has the meaning set forth in Section 9.3(a).

     "INDEMNITY PERIOD" means the period during which a claim for indemnification may be asserted pursuant to Article 9 by an Indemnified Party.

     "INDIVIDUAL SITE CLOSING CONDITIONS" means the conditions set forth on
Exhibit G.

     "INITIAL CLOSING" has the meaning set forth in Section 2.5(a).

     "INITIAL CLOSING DATE" means the date on which the Initial Closing occurs.

     "INITIAL CLOSING SHARED GROUND LEASE PAYMENT" means any Shared Ground Lease
Payment that is payable to a Ground Lessor and that is quantified by Lessee pursuant to this Agreement on or prior to the Initial Closing Date.

     "INSURABLE SITES" has the meaning set forth in Section 6.9.

     "INTERIM BALANCE SHEET DATE" has the meaning set forth in Section 4.9(a).

     "LAST MILESTONE DATE" has the meaning set forth in Section 10.1(c).

     "LAW" means any statute, rule, code, regulation, ordinance or Order of, or issued by, any Governmental Authority.

     "LEASE" or "LEASED" means the act of leasing, subleasing or otherwise granting to Lessee by Lessor the right to use the Leased Property of a Site pursuant to the Lease Agreement.

     "LEASE AGREEMENT" has the meaning set forth in the preamble.

     "LEASED PROPERTY" means with respect to each Site (a) the Owned Sites Land,
Leased Sites Land or Other Interest Sites Land (as the case may be) related to such Site, (b) the Tower located on such Site (including the Sprint Collocation
Space, which the parties specifically acknowledge and agree will be Leased by
Lessor to Lessee and subleased back (with respect to Master Lease Sites) or otherwise made available by Lessee to Lessor and Contributors (with respect to
Pre-Lease Sites) pursuant to the Lease Agreement), in each case, together with the related Equipment, Improvements (excluding the Improvements of any Tower
Subtenant and Sprint's Improvements) and (c) the Tower Related Assets with respect to such Site, excluding in each instance, the assets, rights and other interests set forth in Section 2.2.

     "LEASED SITES" has the meaning set forth in the preamble.

                                       9

     "LEASED SITES LAND" means the tracts, pieces or parcels of land leased by
Contributors or Lessor on which Towers are located, together with all easements and other rights appurtenant thereto.

     "LEASING EXCEPTION" means any Authorization that must be satisfied or fulfilled in order for Lessor to Lease the Leased Property and assign the
Collocation Agreements and Related Tower Assets of a Site to Lessee.

     "LEGAL ACTION" means, with respect to any Person, any and all litigation or legal or other pending actions, arbitrations, claims, counterclaims, investigations, proceedings (including condemnation proceedings) or suits, at
Law or in arbitration, equity or admiralty, whether or not purported to be brought on behalf of such Person, affecting such Person or any of such Person's business, property or assets.

     "LESSEE" has the meaning set forth in the preamble and, will also include, as the context requires, any GSI Financing Subsidiary to whom Lessee assigns all or a portion of its rights or interests hereunder or under the Lease Agreement;
it being contemplated and agreed that a GSI Financing Subsidiary and not Global
Signal Inc. will enter into the Lease Agreement at the Initial Closing, however the obligations hereunder, including indemnification obligations, will remain the obligations of Global Signal Inc. and will not be assumed by any such GSI
Financing Subsidiary.

     "LESSEE DEDUCTIBLE" has the meaning set forth in Section 9.5(a).

     "LESSEE DISCLOSURE LETTER" means the disclosure letter delivered by Lessee to Contributors simultaneously with the execution and delivery of this Agreement as supplemented or amended by Lessee pursuant to the terms and conditions of this Agreement.

     "LESSEE FINANCIAL STATEMENTS" has the meaning set forth in Section 5.8(a).

     "LESSEE GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT" means a General
Assignment and Assumption Agreement substantially in the form attached as
Exhibit H.

     "LESSEE INDEMNIFIED PARTIES" means Lessee, any GSI Financing Subsidiary, and their respective Affiliates and its and their respective directors, officers, employees, agents and representatives.

     "LESSEE INTERIM BALANCE SHEET DATE" has the meaning set forth in Section
5.8(a).

     "LESSEE MATERIAL ADVERSE EFFECT" means a material adverse effect on the assets, operations or condition (financial or otherwise) of Lessee taken as a whole; provided, that for purposes of this Agreement, a Lessee Material Adverse
Effect will not include changes to the assets, operations or condition of Lessee resulting from (a) changes to the wireless communications industry or the tower ownership, operation, leasing, management and construction business not uniquely related to Lessee, (b) the announcement or disclosure of the transactions contemplated by this Agreement, (c) general economic, regulatory or political conditions, (d) military action or any act of terrorism, or (e) compliance with the terms of this Agreement.

                                       10

     "LESSEE PENSION PLAN" has the meaning set forth in Section 6.14(c)(ii).

     "LESSEE 401(K) PLAN" has the meaning set forth in Section 6.14(b)(ii).

     "LESSOR" has the meaning set forth in the preamble.

     "LIABILITIES" means, with respect to any Person, any and all debts
(including interest thereon and any prepayment penalties applicable thereto), damages, liabilities, claims, demands and obligations, whether fixed, contingent or absolute, matured or unmatured, liquidated or unliquidated, accrued or not accrued, known or unknown, whenever or however arising (including, without limitation, whether arising out of any contract or tort based on negligence or strict liability) and whether or not the same would be required by GAAP to be reflected in financial statements or disclosed in the notes thereto.

     "LIEN" means, with respect to any asset, any mortgage, lien, guaranty, pledge, security interest, charge, attachment, restriction or encumbrance of any kind in respect of such asset.

     "LLC AGREEMENT" has the meaning set forth in the preamble.

     "LLC GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT" means a General
Assignment and Assumption Agreement substantially in the form attached as
Exhibit I.

     "LOSS" has the meaning set forth in Section 9.1(a).

     "MASTER COLLOCATION AGREEMENT" has the meaning set forth in Section 6.11.

     "MASTER LEASE SITE" has the meaning set forth in Section 3.1(b).

     "MASTER SERVICES AGREEMENT" means the Master Services Agreement, dated as of December 31, 2004, by and between Sprint Spectrum L.P. and Sitemaster, Inc.
with respect to the maintenance of the Sites, other than the Qwest Sites.

     "MATERIAL ADVERSE EFFECT" means a material adverse effect on the assets, operations or condition (financial or otherwise) of the Leased Property of all the Sites (other than the Excluded Sites and Strategic Sites) taken as a whole;
provided, that for purposes of this Agreement, a Material Adverse Effect will not include changes to the assets, operations or condition of the Leased
Property of all the Sites (other than the Excluded Sites and Strategic Sites)
taken as a whole resulting from (a) changes to the wireless communications industry or the tower ownership, operation, leasing and management business generally, (b) the announcement or disclosure of the transactions contemplated by this Agreement, (c) general economic, regulatory or political conditions, (d)
military action or any act of terrorism, (e) changes in Law, or (f) compliance with the terms of this Agreement.

     "MATERIAL AGREEMENT" means each of the Master Services Agreement, the Qwest
Option Agreement, and any Ground Lease or Collocation Agreement, including in each

                                       11

case all amendments, modifications, supplements, assignments, guaranties, side letters and other documents related thereto.

     "MILESTONE DATES" means the First Milestone Date, the Second Milestone Date and the Last Milestone Date.

     "NAMES" means, collectively, all names, marks, trade names and trademarks.

     "NON-CONTRIBUTABLE SITE" means any Site that is not a Contributable Site.

     "NON-DISTURBANCE AGREEMENT" means, as to a Ground Lease for a Site that is subject to a Ground Lessor Mortgage, a non-disturbance agreement from the lender with respect to such Ground Lessor Mortgage, in substantially the form of
Exhibit K attached hereto.

     "NOTICE OF DISPUTE" has the meaning set forth in Section 3.5.

     "ORDER" means an administrative, judicial, or regulatory injunction, order, decree, judgment, sanction, award or writ of any nature of any Governmental
Authority of competent jurisdiction.

     "OPTION PURCHASE PRICE ALLOCATION PRINCIPLES" means the allocation principles set forth on Exhibit D-2.

     "OTHER INTEREST SITES" has the meaning set forth in the preamble.

     "OTHER INTEREST SITES LAND" means the tracts, pieces or parcels of land occupied or used by Contributors or Lessor pursuant to a license, easement, permit or similar arrangement, on which Towers are located, together with all easements and other rights appurtenant thereto.

     "OWNED SITES" has the meaning set forth in the preamble.

     "OWNED SITES LAND" means the tracts, pieces or parcels of land (as described in Exhibit A) of Owned Sites on which Towers are located.

     "PERMITTED ENCUMBRANCES" means, collectively, (a) liens in respect of
Property Taxes or similar assessments, governmental charges or levies that (i)
relate solely to the interests of a Ground Lessor and are not, in the aggregate, in excess of $10 million, or (ii) are not yet due and payable; (b) liens of landlords', laborers', shippers', carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, (i) that relate solely to the interests of a Ground Lessor and are not in excess of $15,000, or
(ii) arising in the ordinary course of business and securing obligations that are not yet due and payable, (c) any easements, rights of public utility companies, rights-of-way, covenants, conditions, licenses, restrictions, reservations of mineral rights (with surface rights being waived) or similar non-monetary encumbrances that do not impair the use or operation of the applicable Site as a communications tower facility, including the rental of such
Site to Tower Subtenants, (d) rights of tenants in possession of the applicable
Site pursuant to Collocation Agreements, (e) Ground Lessor Mortgages, and (f)

                                       12

other matters filed in the public real estate records which do not materially impair, in Lessee's reasonable discretion, the use or operation of such Site as a communication tower facility, including the rental of such Site to Tower
Subtenants.

     "PERSON" means any individual, corporation, limited liability company, partnership, association, trust or any other entity or organization, including a
Governmental Authority.

     "PRE-LEASE RENT" has the meaning set forth in the Lease Agreement.

     "PRE-LEASE SITE" has the meaning set forth in Section 2.6(d).

     "PROPERTY TAXES" means all real property Taxes, personal property Taxes and similar ad valorem Taxes.

     "PROPERTY USE AGREEMENT" has the meaning set forth in the preamble.

     "QWEST ASSET PURCHASE AGREEMENT" means the Asset Purchase Agreement, dated as of March 26, 2004, by and between Sprint Spectrum, L.P. and Qwest Wireless,
LLC.

     "QWEST OPTION AGREEMENT" means the Option Agreement, dated as of March 26,
2004, by and between Sprint Spectrum, L.P. and Qwest Wireless, LLC.

     "QWEST SITES" means the Owned Sites, Leased Sites and Other Interest Sites listed on Schedule 3 acquired by Contributors from Qwest Communications
International, Inc. and its Affiliates.

     "RECORDATION NOTICE" has the meaning set forth in Section 3.8(a).

     "RENT" has the meaning set forth in the Lease Agreement.

     "RENT AND PRE-LEASE RENT ALLOCATION PRINCIPLES" means the allocation principles set forth on Exhibit D-1.

     "REPRESENTATIVES" has the meaning set forth in Section 6.12(a).

     "REQUIRED FINANCIAL STATEMENTS" has the meaning set forth in Section
6.1(d).

     "RETIREMENT PENSION PLAN" has the meaning set forth in Section 6.14(c)(i).

     "RETIREMENT SAVINGS PLAN" has the meaning set forth in Section 6.14(b)(i).

     "SEC DOCUMENTS" has the meaning set forth in Section 5.7.

     "SECOND MILESTONE DATE" has the meaning set forth in Section 10.1(c).

     "SEPARATENESS AGREEMENT" means an agreement in substantially the form of
Exhibit C-1 attached hereto.

                                       13

     "SHARED GROUND LEASE PAYMENT" means any amounts payable, from time to time, to any Ground Lessor, whether as revenue sharing under any Ground Lease, as percentage rent, as an additional lump sum payment or otherwise, as a result of, or otherwise triggered by: (i) the contribution, Lease or grant of right to use the Leased Property as contemplated hereunder, including the payment to Lessor
(or the receipt by a Contributor or any other Affiliate of Lessor) of the Rent or the Pre-Lease Rent, or (ii) the payment by the Sprint Collocators of the
Sprint Collocation Charge, or (iii) the fact that Contributors and Lessee have agreed to share any other Shared Ground Lease Payment with respect to the payment of the Pre-Lease Rent, Rent and Sprint Collocation Charge on a 50/50
basis (i.e., a 'gross-up' payment).

     "SHARED SITE" means a Site (other than an Excluded Site or a Strategic
Site) where the applicable Contributor's interest therein is shared, as to any real property interest, with another party who is not a Contributor and whose interest will not be Leased to Lessee pursuant to the Lease Agreement.

     "SITE DESIGNATION SUPPLEMENT" has the meaning set forth in the Lease
Agreement.

     "SITES" means the Owned Sites, the Leased Sites and the Other Interest
Sites.

     "SPECIAL ZONING SITE" means a Site (a) that received a zoning variance or exemption which permits its current use as a result of the applicable
Contributor's status as a public utility or common carrier, (b) would lose such variance or exemption if the Leased Property of such Site were to be Leased to
Lessee in the manner contemplated by this Agreement, and (c) would not lose such variance or exemption if the Leased Property of such Site were retained by
Contributors and managed by Lessee in accordance with the terms of the Lease
Agreement.

     "SPRINT" has the meaning set forth in the preamble.

     "SPRINT COLLOCATION SPACE" has the meaning set forth in the Lease
Agreement.

     "SPRINT COLLOCATORS'" has the meaning set forth in the Lease Agreement.

     "SPRINT CONFIDENTIALITY AGREEMENT" means the Confidentiality Agreement, dated as of February 3, 2005, by and between Sprint and Lessee.

     "SPRINT'S IMPROVEMENTS" has the meaning set forth in the Lease Agreement.

     "STRATEGIC SITE" means those Sites which Contributors have, by written notice to Lessee delivered as promptly as practicable following the date of this
Agreement, but in no event shall do so later than the earlier to occur of (x) 90 days after the date of this Agreement, and (y) at least ten days prior to the
Initial Closing, elected to retain and exclude altogether from the transactions contemplated by this Agreement because the primary importance of such Site to
Contributors relates to a quality of such Site other than its use as a tower upon which communications antennas are placed; provided, that the number of
Strategic Sites will not exceed fifty (50) in the aggregate.

                                       14

     "SUBSIDIARY" of a Person means any corporation or other Person more than
50% of whose outstanding voting securities or other equity interests are directly or indirectly owned by the first Person.

     "TAX" means all forms of taxation, whenever created or imposed, whether imposed by a local, municipal, state, foreign, Federal or other Governmental
Authority, and whether imposed directly by a Governmental Authority or indirectly through any other Person, and, without limiting the generality of the foregoing, will include any income, gross receipts, ad valorem, excise, value-added, sales, use, transfer, franchise, license, stamp, occupation, withholding, employment, payroll, property or environmental tax, levy, charge, assessment, fee or premium, together with any interest, penalty, addition to tax or additional amount imposed by a Governmental Authority.

     "TAX RETURN" means any return, report, statement, schedule or other document required to be filed with any Taxing Authority.

     "TAXING AUTHORITY" means any Governmental Authority exercising any authority to impose, regulate or administer the imposition of Taxes.

     "TECHNICAL CLOSING" has the meaning set forth in Section 2.5(b).

     "TECHNICAL CLOSING DATE" means, as to each Technical Closing, the date on which such Technical Closing occurs.

     "TERM" has the meaning set forth in the Lease Agreement.

     "TITLE COMMITMENTS" has the meaning set forth in Section 6.9.

     "TITLE COMPANY" means one or more national title insurance companies (or agents thereof) designated by Lessee.

     "TITLE POLICIES" has the meaning set forth in Section 6.9.

     "TO CONTRIBUTORS' KNOWLEDGE" or "TO THE KNOWLEDGE OF CONTRIBUTORS" means all facts actually known, after reasonable inquiry of appropriate employees, by any of those individuals set forth in Section 2 of the Contributors Disclosure
Letter.

     "TO LESSEE'S KNOWLEDGE" or "TO THE KNOWLEDGE OF LESSEE" means all facts actually known, after reasonable inquiry of appropriate employees, by any of those individuals set forth in Section 1 of the Lessee Disclosure Letter.

     "TOWER LIABILITY" means a condition resulting in (a) a Loss at a single
Site of more than $250,000, or (b) Losses at one or more Sites of more than
$5,000,000.

     "TOWER RELATED ASSETS" means, with respect to each Tower, (a) to the extent such rights are assignable, all rights to any warranties held by Contributors with respect to such Tower (or the related Site), (b) to the extent such rights are assignable, all rights under any Governmental Approvals held exclusively with respect to the ownership or operation of such Tower (and of the related
Site if such Site is an Owned Site), and that

                                       15

are not used by Contributors in any part of their respective businesses and operations other than the Collocation Business, (c) to the extent such rights are assignable, a sublicense or other right to use any Governmental Approvals not held exclusively with respect to, but held in part for the benefit of, the ownership or operation of such Tower (and of the related Site if such Site is an
Owned Site), and (d) copies of, or extracts from, all current files and records of Contributors and Lessor solely related to the ownership, construction, occupancy, leasing or subleasing of such Tower (and of the related Site if such
Site is an Owned Site), or, to the extent not so solely related, appropriate extracts thereof. "TOWER RELATED ASSETS" does not include any intellectual property or intangible rights or Excluded Assets.

     "TOWER REMOVAL BONDS" means, collectively, any bonds, letters of credit, deposits or other security interests relating to the removal of a Tower from a
Site.

     "TOWER SUBTENANT" means, as to any Site, any Person (other than a
Contributor or Lessor), which: (a) subleases, licenses or otherwise accepts from a Contributor under any Collocation Agreement affecting such Site (prior to the
Initial Closing); or (b) subleases, licenses or otherwise accepts from Lessee the right to use Available Space at such Site (from and after the Initial
Closing).

     "TOWERS" means the communications towers on the Sites located at the property identified on the attached Exhibit A and Exhibit B.

     "TRANSFERRED EMPLOYEE" has the meaning set forth in Section 6.14(a).

     "TRANSITION SERVICES AGREEMENT" has the meaning set forth in the preamble.

     "ZONING LAWS" means any zoning, land use or similar Laws, including, without limitation, Laws relating to the use or occupancy of any property, building codes, development orders, zoning ordinances and land use regulations.

     "2004 FINANCIAL STATEMENTS" has the meaning set forth in Section 6.15.

                                   ARTICLE 2

                  CONTRIBUTION, CONVEYANCE/GRANT OF LEASEHOLD,
                SUBLEASEHOLD OR OTHER INTEREST AND CONSIDERATION

     SECTION 2.1 CONTRIBUTION, CONVEYANCE/GRANT OF LEASEHOLD, SUBLEASEHOLD OR
OTHER INTEREST.

     Subject to and upon the terms and conditions set forth in this Agreement:

     (a) on or prior to the Initial Closing Date, Contributors will form Lessor, and Contributors will enter into the LLC Agreement;

     (b) at the Initial Closing, Contributors will contribute, convey, assign, transfer and deliver to Lessor all of the right, title and interest of
Contributors in and to the Leased Property of the Sites (including the Master
Lease Sites) and the related

                                       16

Collocation Agreements, Tower Related Assets and Tower Removal Bonds; provided, that with respect to any Non-Contributable Site, Contributors will not assign or transfer to Lessor the Ground Lease and related Collocation Agreements;

     (c) at the Initial Closing, pursuant to the Property Use Agreement,
Contributors will grant to Lessor the right to use and operate the Leased Sites
Land or Other Interest Sites Land, as applicable, and administer the related
Collocation Agreements, for each Non-Contributable Site;

     (d) at the Initial Closing, pursuant to the Lease Agreement and the Lessee
General Assignment and Assumption Agreement, as applicable, Lessor will (i)
Lease to Lessee the Leased Property of the Master Lease Sites, and (ii)
transfer, assign and set over to Lessee all Collocation Agreements and Tower
Related Assets and all Assumed Liabilities relating to the Master Lease Sites;
and (iii) grant to Lessee the right to operate for and on behalf of Lessor the
Pre-Lease Sites, and all Collocation Agreements and Tower Related Assets
relating to the Pre-Lease Sites; and (iv) assign to Lessee all Assumed
Liabilities with respect to the Pre-Lease Sites;

     (e) at the Initial Closing, pursuant to the Lease Agreement, Lessee will lease or otherwise make available the Sprint Collocation Space to certain
Contributors designated by Sprint for each Master Lease Site and Pre-Lease Site;
and

     (f) until the Final Closing Date, (i) Contributors will use commercially reasonable efforts to contribute to Lessor the Ground Leases and related
Collocation Agreements for all Non-Contributable Sites, (ii) the parties will cooperate and use commercially reasonable efforts, as provided in Section 3.2, to cause all Pre-Lease Sites to become Master Lease Sites and otherwise satisfy the Individual Site Closing Conditions and (iii) at each Technical Closing,
Lessor will assign to Lessee the Collocation Agreements for each Pre-Lease Site that has been converted into a Master Lease Site since the previous Closing;
provided, that such assignment will be deemed effective as of the applicable
Conversion Closing Date for each such Site.

     SECTION 2.2 ITEMS EXCLUDED FROM CONTRIBUTION, CONVEYANCE/GRANT OF
LEASEHOLD, SUBLEASEHOLD OR OTHER INTEREST.

     Notwithstanding anything to the contrary contained in Section 2.1, the
Leased Property of the Sites will not include any of the following and Lessee will not lease or assume: (a) the Excluded Assets; (b) any and all rights or obligations that accrue or will accrue to Contributors or Lessor or any of their respective Affiliates under this Agreement or any Collateral Agreement, including, without limitation, the payments due to Lessor under the Lease
Agreement; (c) any and all rights or obligations retained by and/or granted to
Contributors or Lessor or any of their respective Affiliates pursuant to this
Agreement or any Collateral Agreement; (d) any Governmental Approvals relating to the Excluded Equipment; (e) the Strategic Sites; (f) the Excluded Sites, (g)
any Tower Removal Bonds and (h) the Excluded Liabilities.

     SECTION 2.3 CONSIDERATION.

                                       17

     The aggregate consideration payable by Lessee to Lessor for the Lease of the Leased Property of the Master Lease Sites under this Agreement will be the applicable Rent and other obligations to be paid and performed by Lessee with respect to the Master Lease Sites under the Lease Agreement, including the assumption of the Assumed Liabilities with respect to the Master Lease Sites.
The aggregate consideration payable by Lessee to Lessor for the current operation and eventual Lease of the Leased Property of the Pre-Lease Sites will be the Pre-Lease Rent and other obligations to be paid and performed by Lessee with respect to the Pre-Lease Sites under the Lease Agreement, including the assumption of the Assumed Liabilities with respect to the Pre-Lease Sites. In the event that any Site becomes an Excluded Site or a Strategic Site, as provided in this Agreement, the aggregate consideration payable by Lessee at the
Initial Closing will be reduced by the Rent or the Pre-Lease Rent allocated to such Site as set forth on EXHIBIT H to the Lease Agreement pursuant to the Rent and Pre-Lease Rent Allocation Principles as set forth on EXHIBIT D-1.

     SECTION 2.4 AS IS, WHERE IS.

     EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, (A) IT IS THE
EXPLICIT INTENT OF EACH PARTY THAT THE LEASED PROPERTY OF THE SITES IS BEING
CONTRIBUTED BY CONTRIBUTORS, LEASED BY LESSOR AND ACCEPTED BY LESSEE "AS IS,
WHERE IS," WITH ALL FAULTS, AND THAT NO CONTRIBUTOR OR LESSOR IS MAKING ANY
REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, OTHER THAN THOSE
EXPRESSLY GIVEN IN THIS AGREEMENT (WHICH WILL SURVIVE ONLY TO THE EXTENT SET
FORTH IN SECTION 9.4 OF THIS AGREEMENT), INCLUDING, BUT NOT LIMITED TO, ANY
IMPLIED WARRANTY OR REPRESENTATION AS TO THE VALUE, CONDITION, MERCHANTABILITY
OR SUITABILITY AS TO ANY OF THE PROPERTIES OR ASSETS COMPRISING THE LEASED
PROPERTY OF THE SITES (OR THE COLLOCATION AGREEMENTS) AND (B) PURSUANT TO THE
LEASE AGREEMENT AND OTHER COLLATERAL AGREEMENTS, LESSEE WILL ASSUME AND AGREE TO
PAY, HONOR AND DISCHARGE WHEN DUE IN ACCORDANCE WITH THEIR TERMS ANY AND ALL
ASSUMED LIABILITIES. NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE
CONTRARY, NO REPRESENTATION OR WARRANTY CONTAINED IN THIS AGREEMENT IS INTENDED
TO, OR DOES, COVER OR OTHERWISE PERTAIN TO ANY EXCLUDED ASSETS OR ANY
LIABILITIES THAT ARE NOT INCLUDED IN THE ASSUMED LIABILITIES.

     SECTION 2.5 CLOSING PLACE AND DATES.

                                       18

     (a) The Leasing of the Leased Property of the Master Lease Sites, the
granting of the right to operate the Pre-Lease Sites, the assignment of the related Collocation Agreements and Tower Related Assets and the assumption of the Assumed Liabilities will take place at a closing (the "INITIAL CLOSING")
which will take place within ten (10) business days following the date that the applicable conditions set forth in Articles 7 and 8 have been duly satisfied or waived. The Initial Closing will be held at the offices of King & Spalding LLP,
1185 Avenue of the Americas, New York, New York, or such other place upon which the parties may agree.

     (b) The conversion of (i) a Non-Contributable Site to a Contributable Site
and/or (ii) a Pre-Lease Site into a Master Lease Site subsequent to the Initial
Closing Date will occur automatically upon the cure of all of the Exceptions and the satisfaction (or waiver by Lessee) of the Individual Site Closing Conditions with respect to each Pre-Lease Site, (each a "CONVERSION CLOSING"). From the
Initial Closing Date until the Final Closing Date, Lessee will use its commercially reasonable efforts to provide Lessor, no less frequently than once every two (2) weeks, written notice of the Conversion Closings that occurred during the period since the prior notice. In addition, as provided in Section
2.7, the parties will hold a closing (each a "TECHNICAL CLOSING") to confirm the occurrence of a Conversion Closing with respect to each applicable
Non-Contributable Site or Pre-Lease Site, as the case may be.

     (c) At each Technical Closing, Lessor will assign to Lessee the Collocation
Agreements and Tower Related Assets for each Pre-Lease Site that has been converted into a Master Lease Site since the previous Closing; provided, that, in each case, such assignment will be deemed effective as of the applicable
Conversion Closing Date for such Site.

     SECTION 2.6 INITIAL CLOSING.

     At the Initial Closing:

     (a) Contributors will contribute, convey, assign, transfer and deliver to
Lessor all of the right, title and interest in and to the Leased Property of the
Sites (including the Master Lease Sites) and the related Collocation Agreements and Tower Related Assets (provided, that with respect to each Non-Contributable
Site, Contributors will not assign or transfer to Lessor the Ground Lease and related Collocation Agreements and Tower Related Assets (except for the applicable portion of any Master Collocation Agreement bifurcated pursuant to
Section 6.11) unless all consents required for such assignment or transfer have been obtained) by delivery of each of the following, each duly executed by the applicable Contributor(s) and Lessor: (i) the LLC Agreement, (ii) the LLC
General Assignment and Assumption Agreement; and (iii) such other instruments of assignment as may be necessary for Contributors to contribute to Lessor the
Leased Property (and all intermediate assignments from the original lessee under a Ground Lease to the Contributor that currently holds such Ground Lease, that have not been recorded [the "CORRECTIVE ASSIGNMENTS"]) and the related
Collocation Agreements and Tower Related Assets of the Sites, in each case, in form and substance reasonably acceptable to the parties and, with respect to assignments of Ground Leases and Corrective Assignments, in form sufficient for recordation. The Contributors shall provide Lessee, (x) promptly

                                       19

following the date hereof, with all information and documentation necessary to prepare the Corrective Assignments, and, (y) promptly following request therefor, information reasonably requested with respect to the assignments of
Ground Leases. Lessee shall prepare the assignments of Ground Leases and
Corrective Assignments and Lessor shall have such documents executed and notarized;

     (b) Contributors will grant to Lessor, pursuant to the Property Use
Agreement, the right to operate the Leased Sites Land or Other Interest Sites
Land, as applicable, and to administer the related Collocation Agreements and
Tower Related Assets (including, if applicable, any Master Collocation
Agreements bifurcated pursuant to Section 6.11) for each Non-Contributable Site;

     (c) With respect to the Master Lease Sites to be Leased to Lessee at the
Initial Closing, Lessor will (i) Lease to Lessee the Leased Property of such
Master Lease Sites by execution and delivery of the Lease Agreement (including
Site Designation Supplements to the Lease Agreement), and (ii) transfer, assign and set over to Lessee all Collocation Agreements (including, if applicable, any
Master Collocation Agreements bifurcated pursuant to Section 6.11) and Tower
Related Assets and all Assumed Liabilities relating to the Master Lease Sites by execution and delivery of the Lessee General Assignment and Assumption
Agreement, in each case, in form and substance reasonably acceptable to the parties;

     (d) Sprint Collocators, Lessor and Lessee will enter into the Lease
Agreement with respect to all Sites (other than Strategic Sites and Excluded
Sites) then subject to unsatisfied or addressed Leasing Exceptions (the
"PRE-LEASE SITES") and Lessee will have the right to operate the Pre-Lease Sites and to administer the related Collocation Agreements (including, if applicable, any Master Collocation Agreements bifurcated pursuant to Section 6.11) for each
Pre-Lease Site as set forth in the Lease Agreement;

     (e) Subject to the adjustments and prorations described in Section 2.3 and
Section 2.9, Lessee will deliver to Lessor (i) the Rent with respect to each
Master Lease Site, and (ii) the Pre-Lease Rent with respect to each Pre-Lease
Site (less the Deposit and earnings thereon), in each case, in immediately available funds by wire transfer to an account designated by Contributors (on behalf of Lessor) by written notice to Lessee delivered not later than three (3)
business days prior to the Initial Closing Date;

     (f) At the Initial Closing, each Contributor, or Lessor, as applicable will pay (or cause to be paid) its applicable share of any Initial Closing Shared
Ground Lease Payments;

     (g) Pursuant and subject to the Lease Agreement, Lessee will assume from
Lessor the due payment, performance and discharge of all Assumed Liabilities relating to, or arising in connection with the operation, use or occupancy of, the Leased Property of the Master Lease Sites and Pre-Lease Sites, by delivery of the following, each duly executed by Lessee: (i) the Lease Agreement
(including Site Designation Supplements to the Lease Agreement); (ii) the Lessee
General Assignment and Assumption Agreement; and (iii) such other instruments of assumption as may be necessary to cause Lessee to

                                       20

assume the Assumed Liabilities relating to such Sites included in the Initial
Closing, in each case, in form and substance reasonably acceptable to the parties;

     (h) Pursuant and subject to the Lease Agreement, Lessee will lease or otherwise make available the Sprint Collocation Space to certain Contributors designated by Sprint for each Master Lease Site and Pre-Lease Site, and the aggregate number of Master Lease Sites so leased and Pre-Leased Sites so occupied by such Contributors shall, in the aggregate, not be less than 6,409
(less any Excluded Sites or Strategic Sites), and Exhibit A to the Lease
Agreement shall reflect same and the initial aggregate monthly Sprint
Collocation Charge for such Sites shall be not less than $8,972,600 (less $1,400 per month for each Excluded Site and Strategic Site listed as occupied by a
Contributor in Section 4.10(a)(ii) of the Contributors Disclosure Letter) and
such charge, for the month in which the Initial Closing occurs (or ratable portion thereof) shall be prepaid by such Contributors at the Initial Closing;
and

     (i) Contributors, Lessor and Lessee will deliver the certificates and other contracts, documents and instruments required to be delivered under Articles 7 and 8, including, without limitation, the Collateral Agreements.

     SECTION 2.7 TECHNICAL CLOSINGS; CONTRIBUTIONS TO LESSOR.

     (a) The parties will hold a Technical Closing when the parties have determined pursuant to Section 3.2(d) that there are at least 500 new Master
Lease Sites since the prior Technical Closing (or since the Initial Closing, if a Technical Closing has not occurred). The Technical Closings will be on such dates as the parties mutually agree; provided, that the effective Closing Date for each Site that is converted from a Pre-Lease Site to a Master Lease Site will be the Conversion Closing Date for such Site. If there are fewer than 500
Pre-Lease Sites in the aggregate for which a Conversion Closing, but not a
Technical Closing, has occurred as of the Final Closing Date, then the final
Technical Closing will occur on the Final Closing Date and include such Sites.

     (b) At each Technical Closing, Contributors, Lessor and Lessee will deliver amended schedules and/or exhibits to the following: (i) the Lease Agreement
(including Site Designation Supplements to the Lease Agreement); (ii) the Lessee
General Assignment and Assumption Agreement; and (iii) the LLC General
Assignment and Assumption Agreement.

     (c) Contributors, Lessor and Lessee also will deliver the certificates and other contracts, documents and instruments required to be delivered under
Articles 7 and 8.

     (d) In addition, following the Initial Closing Date, with respect to each
Non-Contributable Site existing as of the Initial Closing, as promptly as practicable following the earlier of (x) Contributors' acknowledgment that the
Contribution Exceptions with respect to such Site have been corrected or addressed pursuant to Section 3.2 or Section 3.3 or (y) the expiration of
Contributors' notice period in the second sentence of Section 3.2(d),
Contributors will contribute, convey, assign, transfer and deliver to Lessor all of the right, title and interest of Contributors in and to the Ground Leases and related Collocation Agreements and Tower Related Assets by delivery of: (i) an
LLC General

                                       21

Assignment and Assumption Agreement, and (ii) such other instruments of assignment as may be necessary for Contributors to contribute to Lessor the
Leased Property and the related Ground Leases, Collocation Agreements and Tower
Related Assets with respect to the applicable Sites, in each case, in form and substance reasonably acceptable to the parties.

     (e) Any party may, on at least ten (10) business days notice to be effective on any day (the "FINAL CLOSING DATE") after the date that is eighteen
(18) months after the date of this Agreement, terminate the obligations of
Lessee, Lessor and Contributors under this Agreement to use commercially reasonable efforts to cause any remaining Pre-Lease Site (including any Special
Zoning Site) to be converted to a Master Lease Site under this Agreement and the
Lease Agreement; provided that the terminating party did not cause the delay in conversion with respect to such Site(s). From and after the Final Closing Date,
Lessee may, in its discretion, continue any efforts, from time to time, to cause the conversion of any or all remaining Pre-Lease Sites to Master Lease Sites and
Contributors and Lessor will provide Lessee with such reasonable assistance as may be reasonably requested by Lessee from time to time with respect thereto, including, without limitation, further Technical Closings with respect to any further conversions, provided the reasonable out-of-pocket costs of the same will be at Lessee's expense.

     SECTION 2.8 SITE DESIGNATION SUPPLEMENTS.

     (a) Prior to the Initial Closing Date, Contributors will assist Lessee in collecting the data relating to the applicable Master Lease Sites, such that
Lessee may adequately describe such Master Lease Sites (including the Sprint
Collocation Space) and prepare the appropriate exhibits for all Site Designation
Supplements relating to such Master Lease Sites. The parties will use their respective commercially reasonable efforts to permit Lessee to prepare such exhibits for all Site Designation Supplements. Lessee will deliver such exhibits for all Site Designation Supplements to Sprint. Sprint, on behalf of the applicable Contributors, will review and comment as promptly as practicable following delivery thereof with consideration to the number of such Site
Designation Supplements delivered at any given time.

     (b) Following the Initial Closing Date, and prior to each Technical Closing
Date, Lessee will collect the data relating to the Master Lease Sites to be included in such Technical Closing, adequately describe such Master Lease Sites
(including the Sprint Collocation Space) and prepare the appropriate exhibits for all Site Designation Supplements relating to such Master Lease Sites. Lessee will deliver such exhibits for all Site Designation Supplements to Lessor and, if applicable, Sprint on behalf of the Contributors. Sprint, on behalf of the applicable Contributors, may review and comment on the same within ten (10)
business days after delivery thereof.

     (c) Where any discrepancy in the appropriate exhibits requires verification in the field the parties will provide adequate resources and personnel to resolve such discrepancy within ninety (90) days after the Initial Closing Date or Technical Closing Date, as applicable.

                                       22

     (d) If in the review of any Site Designation Supplement any party identifies any corrections that in such party's reasonable judgment necessitate further revisions to such Site Designation Supplement, the parties may at any party's request effect the correction of such Site Designation Supplement, and defer the recordation of such Site Designation Supplement until such revisions are made, for up to ninety (90) days following such request.

     (e) In addition, the parties will have the right to review and make corrections, if necessary, to any and all exhibits to the Site Designation
Supplements after the applicable Closing. After making any such corrections,
Lessee will re-record any such Site Designation Supplements to reflect such corrections, if requested by Contributors or Lessor or if elected by Lessee.

     SECTION 2.9 PRORATING OF EXPENSES.

     Except as otherwise provided in the Lease Agreement, as of the Initial
Closing Date, prorations of expenses relating to the use, occupancy and operation of the Master Lease Sites and Pre-Lease Sites will be made on an accrual basis, with Contributors obligated for any payments, and entitled to any receivables, accrued prior to the Initial Closing Date and Lessee obligated for any payments, and entitled to any receivables, accrued on and subsequent to the
Initial Closing Date. The net amount of the prorations set forth in this Section
2.9 will be credited to (or debited from) to the Rent and Pre-Lease Rent payable by Lessee at the Initial Closing and the parties will use good faith efforts to finalize and settle any other amounts due under this Section 2.9 within sixty
(60) days following the Initial Closing Date.

     SECTION 2.10 DEPOSITS.

     On the date of this Agreement, Lessee will deliver to Contributors the initial Deposit by wire transfer of immediately available funds to an escrow account held by Escrow Agent pursuant to the Escrow Agreement. Additional
Deposits may be delivered to Escrow Agent as provided in Section 10.1(c). As provided in the Escrow Agreement, the Deposit will be invested in insured money market accounts, certificates of deposit, United States Treasury Bills or such other instruments as Lessee may instruct from time to time. At the Initial
Closing, the Deposit, together with all earnings thereon, will be paid to Lessor
(or Contributors on behalf of Lessor) and applied to the aggregate Rent and/or
Pre-Lease Rent.

     SECTION 2.11 RE-RECORDATION.

     Whenever in this Agreement any party is required or has the right to record or re-record any document, including without limitation any Site Designation
Supplement, Ground Lease or a memorandum of Ground Lease, such party will, or will cause the agent effecting such recordation to, deliver a copy of the document to the other party promptly after receipt of such notice, and in any event contemporaneously with its first delivery of such notice to the recording party.

                                       23

                                   ARTICLE 3

                        PRE-CLOSING PROCEDURES FOR SITES

     SECTION 3.1 CONTRIBUTABLE SITES; MASTER LEASE SITES.

     (a) If (i) there are no Contribution Exceptions with respect to a Site
(other than any Excluded Site or Strategic Site), or (ii) all of the
Contribution Exceptions with respect to a Site have been corrected or addressed pursuant to Section 3.2 or Section 3.3, then, except as otherwise provided in this Article 3, such Site will thereafter be deemed to be a "CONTRIBUTABLE
SITE."

     (b) With respect to each Contributable Site, if (i) there are no Leasing
Exceptions with respect to such Site, or (ii) all of the Leasing Exceptions with respect to such Site have been corrected or addressed pursuant to Section 3.2 or
Section 3.3, then, except as otherwise provided in this Article 3, such Site will thereafter be deemed to be a "MASTER LEASE SITE."

     SECTION 3.2 CERTAIN PROCEDURES WITH RESPECT TO IDENTIFYING AND CURING
EXCEPTIONS.

     (a) As promptly as practicable following the date of this Agreement, Lessee will seek to identify all Exceptions with respect to each Site and any Shared
Sites and to notify Sprint on behalf of Contributors thereof. Contributors and
Sprint (and, following the Initial Closing, Lessor) will be actively involved and cooperate with Lessee in all material aspects of such efforts to identify all Exceptions and Shared Sites and will provide to Lessee in electronic form
(or if requested by Lessee, hard copy) a list of Ground Lessor names and current addresses, a December 31, 2004 rent roll, and any other information in their possession with respect to the Sites that is reasonably requested by Lessee in connection with its review and analysis of the Sites and identification of the related Exceptions. In the event that the parties do not agree in good faith as to whether (or not) one or more Exceptions exist, they will work in good faith to resolve such dispute as soon as practicable and, if such dispute cannot be resolved any party may elect to proceed to arbitration as described in Section
3.5.

     (b) Lessee will use commercially reasonable efforts to correct or address any Exception identified pursuant to Section 3.2(a), including by obtaining
Ground Lessor Estoppels with respect to the Leased Sites and Other Interest
Sites, but without obligation to pay any costs, expenses or fees in respect thereof or related thereto; provided, however, that (i) Lessee will promptly notify Contributors in the event that any such costs, expenses or fees are requested or required and provide Contributors and, after the Initial Closing
Date, Lessor, the opportunity, in their sole discretion, to fund such costs, and
(ii) each party will promptly notify others in the event that any Ground Lessor makes a claim or demand for a Shared Ground Lease Payment. It is understood and agreed that Lessee may contact Ground Lessors, Tower Subtenants and/or any other
Person in connection with the transactions contemplated by this Agreement in order to identify and cure Exceptions including obtaining Ground Lessor
Estoppels, whether in person or by

                                       24

telephone, mail or other means of communication, and Contributors (for themselves and, after the Initial Closing, Lessor) hereby authorize such contacts.

     (c) Sprint, on behalf of Contributors and, after the Initial Closing Date,
Lessor, will use commercially reasonable efforts and will cooperate with Lessee in all efforts of Lessee to obtain Ground Lessor Estoppels and to cause any
Exception to be cured, in each case, as promptly as practicable; provided that, none of Sprint, Contributors or Lessor will have any obligation to correct or address any Exception (other than by using the commercially reasonable efforts described herein). It is understood and agreed that in order to facilitate an organized process of addressing Exceptions, Contributors, Sprint and, after the
Initial Closing, Lessor, will not, except at Lessee's request, initiate contact with Ground Lessors in order to address Exceptions or relating to Ground Lessor
Estoppels and will agree upon talking points with Lessee for situations where such parties initiate contact with Contributors, Sprint or Lessor.

     (d) Upon cure of any Exceptions with respect to a Site, Lessee will provide written notice to Sprint on behalf of Contributors and, after the Initial
Closing Date, Lessor, identifying the Site together with related Exceptions and a brief statement regarding how such Exceptions were cured. If Contributors or, after the Initial Closing Date, Lessor, do not object within ten (10) business days of receipt of such notice to the assertion by Lessee that such Exceptions have been cured and (i) if such Exceptions included all required Contribution
Exceptions, and without any further action being required by the parties, such
Site will automatically convert into a Contributable Site, and (ii) if such
Exceptions included all required Leasing Exceptions and the Individual Site
Closing Conditions have been satisfied or waived with respect to such Site, and without any further action being required by the parties, such Site will automatically convert into a Master Lease Site. All disputes over the method of cure with respect to an Exception will be resolved by arbitration as described in Section 3.5, it being agreed that the burden of proof will fall on Lessee to show that the Exception has been adequately cured by the method of cure indicated in Lessee's notice.

     (e) Lessee will provide to Sprint, on behalf of Contributors and, after the
Initial Closing Date, Lessor, written information in reasonable detail on a weekly basis with respect to the actions taken by Lessee pursuant to this
Section 3.2 and any actions, waivers, consents or documents that Lessee is requesting from Contributors and Lessor with respect to the Exceptions.

     (f) Following the date hereof until the Initial Closing Date, Sprint, on behalf of Contributors and, after the Initial Closing Date, Lessor, will (i)
provide at its cost at least one employee to act as the primary contact for
Lessee (and another employee if such primary employee contact is unavailable to assist Lessee) and to provide such employee sufficient resources and authority to assist Lessee in connection with the identification and curing of Exceptions in a timely manner and (ii) will respond as soon as practicable but in any event within five (5) business days, with respect to any actions, waivers, consents or documents that Lessee requests from Contributors or Lessor with respect to the identification and curing of Exceptions, including in connection with obtaining
Ground Lessor Estoppels and Non-Disturbance Agreements.

                                       25

     (g) Each party will be responsible for all out-of-pocket costs and expenses incurred by such party in connection with identifying and curing Exceptions as described above.

     (h) Nothing contained herein will be construed to prevent Lessee from seeking estoppels from Ground Lessors containing terms or provisions additional or varied to those in the Ground Lessor Estoppel, however no such additional terms will alter the form of Ground Lessor Estoppel for purposes of satisfying the requirements for Ground Lessor Estoppels under the definition of Financeable
Site or Section 7.5 hereof.

     SECTION 3.3 SHARED SITES; CONTRIBUTORS' CURE RIGHTS.

     (a) Contributors will use commercially reasonable efforts to cause any
Shared Site to be bifurcated but without obligation to pay any costs, expenses or fees in respect thereof or related thereto; provided, however, that if such
Shared Site is not bifurcated prior to the Initial Closing Date in a manner reasonably satisfactory to Lessee, such Shared Site will be an Excluded Site hereunder.

     (b) With respect to each Site subject to an Exception not cured or waived pursuant to Section 3.2 above, Contributors may, in their sole discretion, but only upon written request of Lessee, elect any of the following options with respect to any such Exception:

                    (i) Excluded Site. Contributors may elect, by written notice to Lessee given at any time within ten (10) business days prior to the
     Initial Closing Date, to exclude such Site from the transactions contemplated by this Agreement (any such excluded Site, an "EXCLUDED
     SITE"); provided that there will be no more than fifty (50) Excluded Sites.
     If Contributors elect to designate a Site as an Excluded Site pursuant to this Section 3.3(b)(i), Lessee may, at any time prior to the Initial
     Closing, require Contributors to contribute their right, title and interest to the Leased Property of such Site to Lessor and cause Lessor to Lease the
     Leased Property of such Site to Lessee pursuant to the terms and conditions of the Lease Agreement; provided, thatin such event, notwithstanding anything to the contrary in this Agreement, Contributors and Lessor will not be responsible for, and Lessee agrees to indemnify Contributors and
     Lessor from and against, any Liabilities resulting from or arising in connection with any Exceptions applicable to such Site and no such
     Exception will be considered when determining whether a Material Adverse
     Effect has occurred or is reasonably likely to occur. Subject to the preceding sentence, all references to any Site designated by Contributors as an Excluded Site in this Agreement and the Schedules or Exhibits attached to this Agreement will be deemed to have been deleted, all
     Exceptions related to such Excluded Site will no longer be Exceptions, and such Excluded Site will no longer be a "Site" to be operated or Leased pursuant to this Agreement and the Lease Agreement.

                    (ii) Cure. Contributors and, after the Initial Closing Date,
     Lessor may cure an Exception or Exceptions with respect to a Site in accordance

                                       26

     with the terms of this Section 3.3(b)(ii). An Exception will be deemed to have been cured by Contributors and/or Lessor:

               (1) Corrective Action - if, subject to Lessee's prior approval in its reasonable discretion, Contributors and/or Lessor will have taken corrective action with respect thereto (including, by way of example, by obtaining required consents or approvals from third parties, by acquiring rights or property from third parties, by obtaining or providing any affidavits or certificates, or otherwise) in such a manner as is reasonably acceptable to Lessee and, if applicable, Title Company;

               (2) Title Insurance - if such Exception relates solely to title, if Title Company will have committed to issue to the Lessee and its lenders, without indemnity from Lessee, a leasehold title insurance policy
     (or lender's policy, as applicable) (which policy is acceptable, including as to coverage amount, to Lessee in its reasonable discretion) without exception for such Exception (other than standard printed exceptions), or with affirmative coverage over such Exception;

               (3) Insurance - if Contributors or Lessor will have obtained insurance coverage (which coverage is acceptable to Lessee in its reasonable discretion) on behalf of Lessee and its lenders, which insures
     Lessee and its lenders against, or insures over, such Exception; or

               (4) Indemnification - (A) if Contributors, Sprint or Lessor, as
     requested and determined by Lessee, will have agreed to indemnify Lessee, to Lessee's satisfaction, against all Liabilities which may arise from such
     Exception (such indemnification not being subject to the limitations on
     Contributors' liability pursuant to Section 9.5), in which event such
     Liabilities will be deemed "Excluded Liabilities" hereunder, or (B) if the applicable Contributor or, after the Initial Closing, Lessor, will have agreed to cancel the Lease of the Leased Property of such Site and refund the applicable Rent for the Leased Property of such Site, or Pre-Lease
     Rent, as the case may be, in question within six (6) months after the applicable Technical Closing if the Exception is not cured pursuant to any of the other clauses of this Section 3.3(b) within such six (6) month period.

     (c) Contributors will be responsible for all out-of-pocket expenses incurred by Contributors relating to their cooperation and/or cure of Exceptions in accordance with the terms of this Section 3.3.

     SECTION 3.4 CERTAIN PROCEDURES WITH RESPECT TO SHARED GROUND LEASE
PAYMENTS.

     (a) The parties acknowledge and agree that it is the interest of each to establish on or prior to the Initial Closing whether or not any Shared Ground
Lease Payments exist and, where possible, to quantify the same. As a result,
Lessee will use

                                       27

commercially reasonable efforts, concurrently with the addressing of Exceptions and the obtaining of Ground Lessor Estoppels to identify and resolve situations that could involve Shared Ground Lease Payments.

     (b) Sprint, on behalf of Contributors and, after the Initial Closing Date,
Lessor, will use commercially reasonable efforts and will cooperate with Lessee in all efforts of Lessee to identify and resolve situations that could involve
Shared Ground Lease Payments, in each case, as promptly as practicable and in any event will respond within five (5) business days with respect to any actions, waivers, consents or documents that Lessee requests from Contributors or Lessor; provided that, none of Sprint, Contributors or Lessor will have any right or obligation to directly resolve situations that could involve Shared
Ground Lease Payments (other than by using the commercially reasonable efforts to assist Lessee as described herein).

     (c) Lessee may settle or compromise any claim or consent with respect to
Shared Ground Lease Payments without the prior written consent of the
Contributors, Lessor or Sprint whether before, at or after the applicable
Closing Date.

     SECTION 3.5 ARBITRATION.

     If there is any dispute or controversy relating to this Article 3,
Contributors (and, if after the Initial Closing, Lessor) or Lessee, as the case may be, will deliver to the other parties one or more written notices (a "NOTICE
OF DISPUTE") that will specify in reasonable detail the dispute that such party wishes to have resolved. If the parties are not able to resolve the dispute within thirty (30) days of each party's receipt of an applicable Notice of
Dispute, within ten (10) days following the expiration of such 30-day period, the parties will initiate arbitration proceedings with an individual arbitrator mutually selected by the parties, each party acting reasonably. The arbitration will be held in Chicago, Illinois or such other location as is mutually agreeable to Contributors (and, if after the Initial Closing, Lessor) and
Lessee. All arbitrations will be governed by the applicable commercial rules of the American Arbitration Association ("AAA") for accelerated arbitration proceedings. The arbitrator will prepare in writing, and provide to the parties, such arbitrator's determination, including factual findings and the reasons on which the determination was based. The decision of the arbitrator will be final, binding and conclusive and will not be subject to review or appeal and may be enforced in any court having jurisdiction over the parties.

     SECTION 3.6 SPECIAL ZONING SITES.

     If prior to the Closing with respect to a Site, Contributors, Lessor or
Lessee discover that a Site constitutes a Special Zoning Site, Contributors,
Lessor or Lessee, as the case may be, will promptly inform the other parties that it considers such Site to be a Special Zoning Site, and provide reasonable specificity as to the reasons therefor. If such other parties do not object within ten (10) business days of receipt of such notice, such Site will be deemed to be a Special Zoning Site. All disputes concerning the designation of a
Site as a Special Zoning Site will be resolved by arbitration as described in
Section 3.5. If a Site is a Special Zoning Site, Lessee may, upon notice to
Contributors and Lessor, attempt to remedy the circumstances therefor prior to the Final Closing Date.

                                       28

If Lessee does not remedy such circumstances prior to the Final Closing Date, the provisions of Section 2.7(e) will apply.

     SECTION 3.7 CASUALTY SITES.

     If prior to the Initial Closing, Contributors or Lessee discover that a
Site constitutes a Casualty Site, Contributors or Lessee, as the case may be, will promptly notify the other parties in writing that it considers such Site to be a Casualty Site, with reasonable specificity as to the reasons therefor. If such other parties do not object within ten (10) business days of receipt of such notice, such Site will be deemed to be a Casualty Site. All disputes concerning the designation of a Site as a Casualty Site will be resolved by arbitration as described in Section 3.5, it being agreed that the burden of proof will fall on the party asserting the existence of a Casualty Site. If a
Site is deemed a Casualty Site, then:

     (a) Excluded Site. If such Site is a Casualty Site as a result of a condemnation (or pending condemnation) or a foreclosure, deed-in-lieu of foreclosure, or similar proceeding involving a Ground Lessor Lien, any party may elect by written notice to others given at any time prior to the Initial Closing to exclude such Casualty Site from the transactions contemplated by this
Agreement (any such Casualty Site no longer being referred to as a Casualty Site and being referred to as an Excluded Site). If Contributors elect to designate a
Site as an Excluded Site pursuant to this Section 3.7(a), Lessee may, at any time prior to the Final Closing Date with respect to any Site that does not contain any Sprint Collocation Space, require Contributors to contribute their right, title and interest in and to the Leased Property of such Site to Lessor and cause Lessor to Lease the Leased Property of such Site to Lessee pursuant to the terms and conditions of the Lease Agreement; provided, that in such event, notwithstanding anything to the contrary in this Agreement, Contributors and
Lessor will not be responsible for, and Lessee agrees to indemnify Contributors and Lessor from and against, any Liabilities resulting from or arising in connection with the structure of such Site and no structural defects of such
Site will be considered when determining whether a Material Adverse Effect has occurred or is reasonably likely to occur. Subject to the preceding sentence, all references to any Site designated by Contributors and/or, after the Initial
Closing, Lessor as an Excluded Site in this Agreement and the Schedules or
Exhibits attached to this Agreement will be deemed to have been deleted, and such Excluded Site will no longer be a "Site" to be Leased or operated by Lessee pursuant to this Agreement and the Lease Agreement.

     (b) Damaged Sites. With respect to Sites physically damaged by Force
Majeure, Contributors may elect to repair the Tower prior to the Initial Closing
Date so as to bring the condition of such Tower to substantially the same (or better) condition that it was in immediately prior to the event or occurrence of the event causing such Tower to be designated as a Casualty Site, or, in lieu thereof, if the Tower has not been so repaired by the Initial Closing Date,
Contributors and/or Lessor may elect to pay or reimburse Lessee at the Initial
Closing for the amount of the actual out-of-pocket costs incurred or to be incurred by Lessee to repair the Tower if the Tower has not been repaired by the
Initial Closing in the manner described above or the amount estimated by Lessee in good faith to be required to so repair the Tower if the Tower has not been repaired by the Initial Closing.

                                       29

     With respect to each damaged Casualty Site, if Contributors and/or Lessor do not, or do not elect to, repair the Tower or pay Lessee to repair the Tower pursuant to this Section 3.7(b) prior to the Initial Closing, then, in each such case, such Casualty Site will be treated as an Excluded Site as if Contributors had elected to exclude such Casualty Site pursuant to Section 3.7(a) unless
Lessee will elect to cause Lessor to Lease the Leased Property of such Site in accordance with Section 3.7(a).

     SECTION 3.8 RECORDATION OF DOCUMENTS; SIGNAGE.

     (a) Contributors acknowledge that Lessee will be permitted to undertake to record any Ground Lease, memorandum of Ground Lease, assignment of Ground Lease to Lessor, Ground Lessor Estoppels, Non-Disturbance Agreements and Site
Designation Supplements. Lessee will deliver to Contributors written notice of such recordation with supporting documentation (the "RECORDATION NOTICE") (not more often than once per month) setting forth in reasonable detail the actual costs recording costs incurred by Lessee in connection with any such recordation. Within ten (10) business days following receipt of such invoices,
Contributors will pay to Lessee an amount equal to fifty percent (50%) of such actual costs incurred by Lessee as set forth in the Recordation Notice;
provided, that the total amount of Contributors' reimbursement obligations set forth in this Section 3.8 will not exceed $1,325,000 in the aggregate.
Contributors shall also pay one hundred percent (100%) of the actual recordation costs incurred by Lessee for recording Corrective Assignments, which shall also be set forth in the Recordation Notice, but the costs of recording the
Corrective Assignments shall not be subject to the provisions of the prior sentence.

     (b) Contributors and Lessor will execute documents reasonably requested by
Lessee to effect any such recordation and will cooperate with Lessee in pursuing such recordation (subject to the cost limitations in clause (a) above).

     (c) Lessee, after the applicable Closing with respect to a Site, will have the right to place, at its sole cost and expense, accurate signage on such Site to put third parties on notice of its interest in such Site, subject to compliance with applicable Laws and any Ground Lease for the Site in question.

     SECTION 3.9 ALLOCATION OF RENT AND PRE-LEASE RENT; MULTIPLE LEASE
AGREEMENTS

     (a) On or before May 15, 2005, Contributors will cause to be delivered to
Lessee, for Lessee's review and approval, a draft of EXHIBIT H to each Lease
Agreement, which will set forth (i) the Rent and the Pre-Lease Rent for each
Site based on the Rent and Pre-Lease Rent Allocation Principles, (ii) the Rent
and the Pre-Lease Rent allocation under Section 467 of the Code to each year of the Term for each Site, based on a level allocation, (iii) the proportional Rent and Pre-Lease Rent under Section 467 for each year of the Term for each Site,
(iv) the Section 467 loan balance for each year of the Term for each Site, (v)
the Section 467 interest component for each year of the Term for each Site, and
(vi) the Option Purchase Price for each Site based on the Option Purchase Price
Allocation Principles; in each case based on financial information for the Sites through and including March 31, 2005. The parties hereto agree to reasonably cooperate to

                                       30

finalize EXHIBIT H to each Lease Agreement as soon as practicable, but in no event less than ten (10) days prior to the Initial Closing Date, which shall reflect valuation of the Sites as of the Initial Closing Date. Any disputes regarding the form of Lease Agreement, including the items described on EXHIBIT
H, will be resolved by arbitration as described in Section 3.5; provided that the amounts determined by the appraisal and the choice of American Appraisal
Associates as appraiser will not be subject to arbitration (it being understood and agreed that the process and cooperation requirements set forth in EXHIBITS
D-1 AND D-2 shall be subject to arbitration). If the aggregate Option Purchase
Price for the 6,628 Sites currently listed on EXHIBIT A AND B hereto, as determined by American Appraisal Associates and delivered in accordance with the
Option Purchase Price Allocation Principles, shall exceed two billion five hundred fifty million dollars ($2,550,000,000), then (i) if the Option Purchase
Price is equal to or greater than two billion five hundred fifty million dollars
($2,550,000,000), but less than two billion six hundred million dollars
($2,600,000,000), the aggregate Rent and Pre-Lease Rent shall be reduced by one million eight hundred thousand dollars ($1,800,000); (ii) if the Option Purchase
Price is equal to or greater than two billion six hundred million dollars
($2,600,000,000), but less than two billion six hundred fifty million dollars
($2,650,000,000), the aggregate Rent and Pre-Lease Rent shall be reduced by three million six hundred thousand dollars ($3,600,000); (iii) if the Option
Purchase Price is equal to or greater than two billion six hundred fifty million dollars ($2,650,000,000), but less than two billion seven hundred million dollars ($2,700,000,000), the aggregate Rent and Pre-Lease Rent shall be reduced by five million four hundred thousand dollars ($5,400,000); (iv) if the Option
Purchase Price is equal to or greater than two billion seven hundred million dollars ($2,700,000,000), but less than two billion eight hundred million dollars ($2,800,000,000), the aggregate Rent and Pre-Lease Rent shall be reduced by nine million four hundred thousand dollars ($9,400,000); (v) if the Option
Purchase Price is equal to or greater than two billion eight hundred million dollars ($2,800,000,000), but less than two billion nine hundred million dollars
($2,900,000,000), the aggregate Rent and Pre-Lease Rent shall be reduced by thirteen million four hundred thousand dollars ($13,400,000); and (vi) if the
Option Purchase Price is equal to or greater than two billion nine hundred million dollars ($2,900,000,000), but less than three billion dollars
($3,000,000,000), the aggregate Rent and Pre-Lease Rent shall be reduced by seventeen million four hundred thousand dollars ($17,400,000). If the aggregate
Rent and Pre-Lease Rent is so reduced at the Initial Closing, such reduction shall be allocated among the Rent and Pre-Lease Rent attributable to all of the
Sites that are the subject of the Initial Closing, in accordance with the Rent and Pre-Lease Rent Allocation Principles. If the Option Purchase Price exceeds three billion dollars ($3,000,000,000), Lessee shall have the option to terminate this Agreement, and Escrow Agent shall return the Deposit, together with all earnings thereon, to Lessee.

     (b) Contributors may, on notice to Lessee, at least thirty (30) days prior to the Initial Closing, elect at Closing to enter into up to seven (7) separate
Lease Agreements, each with a separate Lessor, and such notice shall set forth the Sites subject to each such Lease Agreement (which Sites shall be divided based on geography and not other factors), provided that (i) each Site will be leased or pre-leased under only one Lease Agreement, (ii) under each such Lease
Agreement, the "Global Parent Maximum Obligation" (as defined therein) shall mean an amount equal to the product of (x) two hundred million dollars
($200,000,000) and (y) a fraction the numerator of which is the aggregate sum of

                                       31

the Rent and the Pre-Lease Rent for the Sites subject to such Lease Agreement and the denominator of which is the aggregate sum of the Rent and the Pre-Lease
Rent for all Sites leased or pre-leased at the Closing, (iii) the obligations of
"Sprint" and "Lessor" under, and as defined in, each Lease Agreement, respectively, may, at the election of Lessee be cross-defaulted with the obligations of "Sprint" and "Lessor" under the other Lease Agreements and (iv)
any Collocation Agreements bifurcated so a Collocation Agreement does not cover any sites held by more than one Lessor, provided, however, if Contributors can demonstrate to Lessee a material economic reason for having additional Lease
Agreements, and same does not cause material incremental costs to Lessee (which hardship Lessee shall describe to Contributors, by written notice, delivered at least fifteen (15) days prior to the Initial Closing Date), Contributors may enter into up to fifteen (15) Lease Agreements, each with a separate lessor, in accordance with the other provisions of this sentence. The Parties shall, in good faith, resolve any disputes under the prior sentence. Lessor and Lessee will agree in good faith upon the structure and components of each separate form of Lease Agreement, including the exhibits and schedules thereto.

                                   ARTICLE 4

            REPRESENTATIONS AND WARRANTIES OF CONTRIBUTORS AND SPRINT

     Subject to the terms, conditions and limitations set forth in this
Agreement, each Contributor and Sprint represents and warrants to Lessee as follows:

     SECTION 4.1 ORGANIZATION.

     Each Contributor and Sprint is a corporation or other entity duly organized, validly existing and in good standing under the laws of the state of its organization with full corporate or other power and authority to carry on in all material respects its business (including, if applicable, the ownership, lease and operation of the Leased Property of the Sites) as it is now being conducted and is duly qualified and in good standing as a foreign entity in each jurisdiction in which the character of the Leased Property owned, leased or operated by it requires such qualification, except for such qualifications the failure of which to obtain, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect.

     SECTION 4.2 AUTHORITY; NO CONFLICTS.

     (a) Each Contributor and Sprint has the corporate power and authority to execute and deliver this Agreement, to perform its obligations under this
Agreement, and to consummate the transactions contemplated by this Agreement, and each Contributor and Sprint has or will have the corporate or other power and authority to execute and deliver each Collateral Agreement to which it is a party, to perform its obligations thereunder and to consummate the transactions contemplated thereby. The execution and delivery by each Contributor and Sprint of this Agreement, and the consummation of the transactions contemplated by this
Agreement have been and the execution and delivery by each Contributor and
Sprint of the Collateral Agreements to which it is a party and the consummation of the transactions contemplated thereby on or prior to the Initial Closing Date will have been, duly authorized by all requisite corporate or other action of each

                                       32

Contributor and Sprint. Each Contributor and Sprint (i) has duly executed and delivered this Agreement, (ii) on the Initial Closing Date will have duly executed and delivered each of the Collateral Agreements to which it is a party
(if any), and (iii) on each Technical Closing Date will have duly executed and delivered the amended schedules and exhibits to the existing, or new, Collateral
Agreements to which it is a party, as the case may be. Assuming the due execution and delivery of each such agreement by each party thereto other than each Contributor and Sprint, this Agreement is the legal, valid and binding obligation of each Contributor and Sprint, and on the Initial Closing Date each of the Collateral Agreements to which each Contributor and Sprint is a party (as theretofore amended) will be the legal, valid and binding obligation of such
Person, in each case enforceable against it in accordance with its respective terms subject to the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and to the effect of the application of general principles of equity.

     (b) The execution, delivery and performance by each Contributor and Sprint of this Agreement and each of the Collateral Agreements to which it is a party, and the consummation of the transactions contemplated by this Agreement and by the Collateral Agreements, do not and will not with or without the giving of notice or the passage of time, or both, conflict with, or result in a breach or violation of, or constitute a default under, or permit the acceleration of any obligation or liability in (i) any provision of the Articles of Incorporation,
Bylaws or other organizational documents of each Contributor and Sprint, (ii)
except as set forth in Section 4.2(b)(ii) of the Contributors Disclosure Letter,
any provision of Law or a Governmental Approval or (iii) any material agreement of any applicable Contributor or Sprint or relating to the Sites (other than
Excluded Sites or Strategic Sites) or the Leased Property.

     SECTION 4.3 REAL PROPERTY.

     (a) With respect to each Site, except for (i) Permitted Encumbrances and
Liens created by, through or under a Person other than Sprint, Contributors or their respective Affiliates, and (ii) such breaches and inaccuracies as have not had and would not reasonably be expected to result in a Tower Liability, the applicable Contributor holds good and marketable fee simple title in the case of
Owned Sites Land, or a valid and subsisting leasehold or other valid interest or right in the case of Leased Sites Land and Other Interest Sites Land, free and clear of all Liens created by Contributors. Except as disclosed in Section
4.3(a) of Contributors Disclosure Letter: (A) no Contributor or Affiliate of any
Contributor owns the fee or any superior interests in any Leased Site or Other
Interest Site, (B) no Site is a Shared Site, (C) no Contributor is a party to any agreement with any Person (other than this Agreement) to transfer or encumber all or any portion of any Site (excluding, for these purposes the rights of the Tower Subtenants under the Collocation Agreements) and (D) none of the lenders of Sprint, Contributors or any of their Affiliates has a security interest in such Site.

     (b) Except as disclosed on Section 4.3(b) of the Contributors Disclosure
Letter, to Contributors' knowledge, no condemnation or re-zoning proceedings have been instituted or are threatened, with respect to any Site.

                                       33

     SECTION 4.4 TITLE; OWNERSHIP AND RELATED MATTERS.

     (a) The applicable Contributor owns all right, title and interest in and to, or has a valid leasehold interest in or other right to use, all of the
Equipment (other than the Excluded Equipment), Towers and Tower Related Assets,
free and clear of any Liens, except for Permitted Encumbrances and Liens created by, through or under a Person other than Sprint, Contributors or their respective Affiliates. Except as disclosed in Section 4.4(a) of the Contributors
Disclosure Letter, the interests being Leased by Lessor to Lessee at the Initial
Closing with respect to the Leased Property include, or will include as of the
Initial Closing Date, the Lease or assignment, as applicable, of all personal property, both tangible and intangible, rights and agreements reasonably necessary to operate such Equipment, Towers and Tower Related Assets in all material respects as operated on or immediately prior to the date of this
Agreement, except where the failure to do so would not reasonably be expected to result in a Tower Liability.

     (b) As of the Initial Closing Date, with respect to each Master Lease Site for which the Leased Property of such Site is to be Leased by Lessor to Lessee at the Initial Closing, the Leased Property will not be subject to any
Exceptions or Liens, other than Permitted Encumbrances.

     (c) Except as disclosed in Section 4.4(c) of the Contributors Disclosure
Letter, each Site includes a Tower that is operational and in good order and repair (consistent with industry standards for wireless communications tower sites) and each Site includes Equipment and Tower Related Assets that are in satisfactory working order.

     (d) Except as disclosed in Section 4.4(d) of the Contributors Disclosure
Letter, each Site has, pursuant to an easement or other valid agreement running with the land on which such Site is located, for the benefit of one or more of the Contributors, the rights to install, maintain, and use utilities for provision of electric power and telephone service.

     (e) Except as disclosed in Section 4.4(e) of the Contributors Disclosure
Letter, each Site has vehicular ingress and egress to public streets or private roads pursuant to an easement or other valid agreement running with the land on which such Site is located, that is suitable for four wheel drive vehicles.

     SECTION 4.5 MATERIAL AGREEMENTS.

     Except as set forth in Section 4.5 of the Contributors Disclosure Letter, true, correct and complete (in all material respects) copies of all Material
Agreements have been provided to Lessee. Except as set forth in Section 4.5 of the Contributors Disclosure Letter:

     (a) each Material Agreement (i) is in full force and effect, (ii) has been duly authorized, executed and delivered by Contributors and, to Contributor's knowledge, the other parties thereto and (iii) is a legal, valid and binding obligation and enforceable against each of the parties thereto in accordance with its terms;

                                       34

     (b) no Contributor nor, to Contributors' knowledge, any other party to a
Material Agreement has, or to Contributors' knowledge has been alleged to have, defaulted, breached or violated any material term or condition thereof and no
Contributor has received notice, whether written, oral or otherwise, of cancellation, termination, non-renewal or rejection in bankruptcy of such
Material Agreement;

     (c) no Material Agreement contains any restriction or limitation on the ability of a Contributor to compete with any Person or to engage in any line of business with any Person that will be binding on Lessee or its Affiliates from and after the Initial Closing;

     (d) except as provided in the Collateral Agreements, at the Initial
Closing, there will be no marketing, management or other contracts pursuant to which any Person other than the Contributors or Sprint on behalf of the other
Contributors has the right to market or lease tower space to any Person at a
Site;

     (e) except for the Material Agreements, there is no other material contract or agreement, other than any Collateral Agreement, relating to the construction, acquisition ownership, lease, operation, marketing, monitoring or maintenance of the Sites (other than Excluded Sites or Strategic Sites); and

     (f) no Contributor holds or has right to obtain, as a security deposit or similar collateral or security under a Collocation Agreement, any cash, cash equivalents, letters of credit or marketable securities; and

     (g) no Master Collocation Agreement provides reciprocal rights for a
Contributor to collocate on a wireless communication tower owned or leased by a
Tower Subtenant.

     SECTION 4.6 LITIGATION; ORDERS.

     Except as disclosed in Section 4.6 of the Contributors Disclosure Letter,
there is no action, suit or proceeding pending or, to Contributors' knowledge, threatened against any Contributor or any portion of the Leased Property by or before any Governmental Authority or by any Person. Except as disclosed in
Section 4.6 of the Contributors Disclosure Letter, there are no Orders or stipulations of or by any Governmental Authority or any Person against any
Contributor with respect to the Leased Property of any of the Sites or otherwise binding on any Leased Property of any of the Sites that would reasonably be expected to result in a Tower Liability. To Contributors' knowledge, there are no Orders, and there are no actions or proceedings by any Governmental Authority pending or threatened in writing, that are reasonably expected to have the result set forth in Section 8.3.

     SECTION 4.7 ENVIRONMENTAL MATTERS.

     Except as disclosed in Section 4.7 of the Contributors Disclosure Letter,
to Contributors' knowledge, the applicable Contributor holds, and is in material compliance with, all Environmental Permits required by Law to be held by it with respect to the applicable Sites. Each Contributor otherwise operates the Leased
Property of the Sites that are owned or operated by such Contributor in material compliance with all applicable

                                       35

Environmental Laws, except where the failure to be in such compliance would not reasonably be expected to result in a Tower Liability. To the knowledge of
Contributors, Contributors have provided to Lessee true, correct, complete and accurate copies of all Phase I and Phase II environmental site assessment reports, ground water monitoring reports, remedial action plans and regulatory correspondence related to the Sites that are in the files, custody or control of
Contributors. No Hazardous Material will have been present in, on, over or under, and there will have been no escape, seepage, leakage, spillage, discharge, emission or Release on or from any Site of any Hazardous Materials resulting from the operations or activities of any Sprint Contributor, or Sprint
Collocator or any Affiliate of such Persons; (vi) there has been no violation of any Environmental Laws relating to or affecting any Site caused by the operations or activities of any Sprint Contributor, Sprint Collocator or any
Affiliate of such Persons; and (vii) there will have been no Release of any
Hazardous Materials or the violation of any of the Environmental Laws prior to the Initial Closing Date in connection with any other property not consisting of the Sites owned, operated or used by or on behalf of any Sprint Contributor or
Sprint Collocator or any Affiliate of such Persons, which violation or Release gives or may give rise to any rights whatsoever in any Party with respect to any
Site by virtue of any of the Environmental Laws.

     SECTION 4.8 BROKERS, FINDERS, ETC.

     Contributors have not employed any broker, finder, investment banker, or other intermediary or incurred any liability for any investment banking fees, financial advisory fees, brokerage fees, finders' fees, or other similar fees for which Lessee would be responsible in connection with the transactions contemplated by this Agreement or any of the Collateral Agreements.

     SECTION 4.9 FINANCIAL STATEMENTS.

     (a) Contributors have made available to Lessee true and correct copies of the audited consolidated balance sheet of the Sites as of December 31, 2003 and
December 31, 2002, the audited consolidated statements of operations, net equity and cash flows of the Sites for each of the fiscal years ended December 31,
2003, December 31, 2002 and December 31, 2001, including the notes thereto, the unaudited consolidated balance sheet of the Sites, dated September 30, 2004 (the
"INTERIM BALANCE SHEET DATE"), and the unaudited consolidated statements of operations and cash flows of the Sites for the nine (9) month period ended
September 30, 2004 presented on a basis consistent with the year end audited financial statements. All of the foregoing financial statements are collectively referred to in this Agreement as the "FINANCIAL STATEMENTS." Except as disclosed in the Financial Statements, the Financial Statements present fairly in all material respects the financial position, results of operations, net equity and cash flows of the Sites on a consolidated basis as of the dates and for the applicable periods indicated, in each case in conformity with GAAP consistently applied except as noted in the Financial Statements. The Financial Statements
(including the notes thereto) were prepared from the books, accounts and financial records of Contributors.

     (b) Except as disclosed in Section 4.9(b) of the Contributors Disclosure
Letter, since the Interim Balance Sheet Date, each Contributor has operated the
Sites that are

                                       36

owned or operated by such Contributor in the ordinary course and has maintained and preserved the Leased Property and has not disposed of any of the Leased
Property, except in the ordinary course of business, and there has not been any event, occurrence or development which would reasonably be expected to result in a Tower Liability.

     (c) Notwithstanding any other provision in this Agreement, Contributors make no representation or warranty with respect to the operations, net equity, cash flows or other financial measures related to the Qwest Sites and the parties acknowledge that the "Financial Statements" referred to in this Section do not reflect any information or results relating to the Qwest Sites.

     SECTION 4.10 PER TOWER DATA.

     (a) Section 4.10(a) of the Contributors Disclosure Letter contains a true and correct schedule of the following items with respect to each Site (other than any Excluded Site, Strategic Site or Qwest Site) as of September 30, 2004:

                    (i) each Tower and its cascade number;

                    (ii) whether Contributors occupy any collocation space on
     such Site;

                    (iii) the Collocation Agreement number and identity of each
     Tower Subtenant (including any Affiliate of a Contributor that is not another Contributor) on the Tower of such Site and the monthly revenue currently being billed related to the Tower Subtenants on the Tower of such
     Site along with the commencement date of the Collocation Agreement and the frequency, basis of calculation (either fixed amount or percentage) and amount of any rent escalation clauses associated with the Collocation
     Agreement;

                    (iv) the amount of ground lease expense, including revenue share but excluding ground rent leveling expense recorded under SFAS 13, related to such Site; and

                    (v) the Tower height and Tower-type category.

     (b) Section 4.10(b) of the Contributors Disclosure Letter contains a true and correct schedule of the following items with respect to each Qwest Site:

                    (i) each wireless communications tower and its cascade
     number;

                    (ii) whether Contributors occupy any collocation space on
     such Qwest Site

                    (iii) the number and identity of collocation tenants on such
     Qwest Site and the monthly revenue currently being billed related to such tenants; and

                                       37

                    (iv) the amount of ground lease expense, including revenue share but excluding ground rent leveling expense recorded under SFAS 13, related to such Site.

     SECTION 4.11 COMPLIANCE WITH LAWS AND GOVERNMENTAL AUTHORIZATIONS

     (a) Except as set forth in Section 4.11(a) of the Contributors Disclosure
Letter, the Contributors have operated and are operating each Site (and all related Tower Assets) materially in accordance with all necessary Authorizations and in compliance with applicable Laws (excluding for this purpose any
Environmental Laws) affecting such Site, except where the failure to have such
Authorizations or be in such compliance would not reasonably be expected to result in a Tower Liability.

     (b) None of the Contributors has received notice of any Legal Action from any Governmental Authority or other Person as to the condition, operation of, or any Authorizations with respect to, any Site that would reasonably be expected to result in a Tower Liability.

     (c) Section 4.11(c) of the Contributors Disclosure Letter sets forth all of the Contributors' Ground Lessors that may be utilities regulated by the
California Public Utilities Commission or subject to Section 851 as described thereon.

     SECTION 4.12 NO IMPLIED REPRESENTATIONS.

     NOTWITHSTANDING ANY OTHERWISE EXPRESS REPRESENTATIONS AND WARRANTIES MADE
BY CONTRIBUTORS OR SPRINT IN THIS AGREEMENT, NEITHER SPRINT NOR ANY CONTRIBUTOR
MAKES ANY REPRESENTATION OR WARRANTY TO LESSEE WITH RESPECT TO:

     (a) ANY PROJECTIONS, ESTIMATES OR BUDGETS HERETOFORE DELIVERED TO OR MADE
AVAILABLE TO LESSEE RELATING TO FUTURE REVENUES, EXPENSES OR EXPENDITURES OR
FUTURE RESULTS OF OPERATIONS; OR

     (b) EXCEPT AS EXPRESSLY COVERED BY A REPRESENTATION AND WARRANTY CONTAINED
IN THIS ARTICLE 4, ANY OTHER INFORMATION OR DOCUMENTS (FINANCIAL OR OTHERWISE)
MADE AVAILABLE TO LESSEE OR ITS COUNSEL, ACCOUNTANTS OR ADVISERS WITH RESPECT TO
SPRINT, CONTRIBUTORS OR ANY OF THEIR RESPECTIVE AFFILIATES, THE LEASED PROPERTY
OF THE SITES OR THE ASSUMED LIABILITIES.

                                   ARTICLE 5

                    REPRESENTATIONS AND WARRANTIES OF LESSEE

     Lessee represents and warrants to Contributors and Sprint as follows:

     SECTION 5.1 INCORPORATION.

                                       38

     Lessee is a corporation or other entity duly organized, validly existing and in good standing under the laws of the state of its organization with full corporate or other power and authority to carry on in all material respects its business as it is now being conducted and is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character of Lessee's business requires such qualification, except for such qualifications the failure of which to obtain, individually or in the aggregate, has not had and would not reasonably be expected to have a Lessee Material Adverse Effect.

     SECTION 5.2 AUTHORITY.

     Lessee has the corporate power and authority to execute and deliver this
Agreement, to perform its obligations under this Agreement, to consummate the transactions contemplated by this Agreement and to lease the Leased Property or otherwise operate the Sites, and Lessee has or will have the corporate or other power and authority to execute and deliver each Collateral Agreement, to perform its obligations thereunder, and to consummate the transactions contemplated thereby. The execution and delivery by Lessee of this Agreement and the consummation of the transactions contemplated by this Agreement have been, and the execution and delivery by Lessee of the Collateral Agreements and the consummation of the transactions contemplated thereby on or prior to the Initial
Closing Date will have been, duly authorized by all requisite corporate or other action of Lessee. Lessee (a) has duly executed and delivered this Agreement, (b)
on the Initial Closing Date will have duly executed and delivered each of the
Collateral Agreements, and (c) on each Technical Closing Date will have duly executed and delivered the amended schedules and exhibits to the Collateral
Agreements. Assuming the due execution and delivery of each such agreement by each party thereto other than Lessee, this Agreement is the legal, valid and binding obligation of Lessee, and on the Initial Closing Date each of the
Collateral Agreements (as theretofore amended) will be the legal, valid and binding obligation of such Person, in each case enforceable against it in accordance with its respective terms subject to the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and to the effect of the application of general principles of equity.

     SECTION 5.3 NO CONFLICTS.

     The execution, delivery and performance by Lessee of this Agreement and each of the Collateral Agreements to which it is a party, and the consummation of the transactions contemplated by this Agreement and by the Collateral
Agreements, do not and will not with or without the giving of notice or the passage of time, or both, conflict with, or result in a breach or violation of, or constitute a default under, or permit the acceleration of any obligation or liability in (a) any provision of the Articles of Incorporation, Bylaws or other organizational documents of Lessee, (b) any provision of Law or a Governmental
Approval or (c) any material agreement of Lessee.

     SECTION 5.4 APPROVALS, OTHER AUTHORIZATIONS, CONSENTS, REPORTS, ETC.

     Section 5.4 of the Lessee Disclosure Letter contains a list of all
Governmental Approvals and other filings, applications or notices required to be made, filed, given or

                                       39

obtained by Lessee or any of its Affiliates with, to or from any Governmental
Authorities or other Persons in connection with the consummation of the transactions contemplated by this Agreement, except for (a) the filing of any notification and report form required under the HSR Act, (b) those that become applicable solely as a result of the specific regulatory status of Contributors, or (c) those failures to make, file, give or obtain which do not adversely affect or restrict, or would not reasonably be expected to adversely affect or restrict, Lessee's ability to consummate the transactions contemplated by this
Agreement.

     SECTION 5.5 LITIGATION; ORDERS.

     Except as disclosed in Section 5.5 of the Lessee Disclosure Letter, there is no action, suit or proceeding pending or, to Lessee's knowledge, threatened against Lessee by or before any Governmental Authority or by any Person which challenges the validity of this Agreement or which would reasonably be likely to adversely affect or restrict Lessee's ability to consummate the transactions contemplated by this Agreement. To Lessee's knowledge, there are no Orders and there are no actions or proceedings by any Governmental Authority or any other
Person, pending or threatened in writing, that adversely affects or restricts, or would reasonably be expected to adversely affect or restrict, Lessee's ability to consummate the transactions contemplated by this Agreement.

     SECTION 5.6 BROKERS, FINDERS, ETC.

     Lessee has not employed any broker, finder, investment banker, or other intermediary or incurred any liability for any investment banking fees, financial advisory fees, brokerage fees, finders' fees, or other similar fees for which Contributors or Sprint would be responsible in connection with the transactions contemplated by this Agreement or any of the Collateral Agreements.

     SECTION 5.7 SEC REPORTS.

     Lessee has filed all material forms, reports and documents, together with any required amendments thereto, required to be filed by it with the SEC since
January 1, 2003 (collectively, the "SEC DOCUMENTS"). The SEC Documents (a) were prepared, in all material respects, in accordance with the requirements of the
Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, as the case may be, and the rules and regulations promulgated thereunder, and (b) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated in such SEC Documents or necessary in order to make the statements made in such SEC Documents, in the light of the circumstances under which they were made, not misleading.

     SECTION 5.8 FINANCIAL STATEMENTS

     (a) Lessee has made available to Contributors true and correct copies of the audited consolidated balance sheet of Lessee as of December 31, 2003,
December 31, 2002 and December 31, 2001, the audited consolidated statements of income, shareholders' equity and cash flows of Lessee for each of the fiscal years then ended,

                                       40

including the notes thereto, the unaudited consolidated balance sheet of Lessee, dated September 30, 2004 (the "LESSEE INTERIM BALANCE SHEET DATE"), and the
unaudited consolidated statements of income and cash flows of Lessee for the nine month period then ended presented on a basis consistent with the year end audited financial statements. All of the foregoing financial statements are collectively referred to in this Agreement as the "LESSEE FINANCIAL STATEMENTS."
Except as disclosed in Section 5.8(a) of the Lessee Disclosure Letter or the
Lessee Financial Statements, the Lessee Financial Statements present fairly in all material respects the financial position, results of operations, shareholders' equity and cash flows of Lessee on a consolidated basis as of the dates and for the applicable periods indicated, in each case in conformity with
GAAP consistently applied except as noted in the Lessee Financial Statements.
The Lessee Financial Statements (including the notes thereto) were prepared from the books, accounts and financial records of Lessee.

     (b) Except as disclosed in Section 5.8(b) of the Lessee Disclosure Letter, since the Lessee Interim Balance Sheet Date, Lessee has conducted its business in the ordinary course and there has not been any event, occurrence or development which has had or would reasonably be expected to have a Lessee
Material Adverse Effect.

     SECTION 5.9 INDEPENDENT REVIEW.

     Lessee has conducted its own independent review and analysis of the
Collocation Business and the Sites, their condition, cash flow and prospects and the Assumed Liabilities. In entering this Agreement, Lessee has relied solely upon its own investigation and analysis and the representations and warranties contained in this Agreement and the Collateral Agreements, and Lessee:

     (a) acknowledges that all materials and information requested by Lessee with respect to the Sites have been provided to Lessee to Lessee's satisfaction;

     (b) acknowledges that it has undertaken such due diligence (including a review of the assets, liabilities, books, records and contracts of Contributors)
as Lessee deems adequate;

     (c) acknowledges that neither Contributors nor any of their respective
Subsidiaries nor any of their directors, officers, employees, Affiliates, agents or representatives makes any representation or warranty, either express or implied as to the accuracy or completeness of any of the information provided or made available to Lessee or its agents or representatives prior to the execution of this Agreement except as expressly set forth in this Agreement or the
Collateral Agreements; and

     (d) agrees, to the fullest extent permitted by Law, that neither
Contributors nor any of their respective directors, officers, employees, affiliates, agents or representatives will have any liability or responsibility whatsoever to Lessee on any basis (including in contract or tort, under federal or state securities laws or otherwise) based upon any information provided or made available, or statements made, to Lessee prior to the execution of this
Agreement, except as expressly set forth in this Agreement.

                                       41

     SECTION 5.10 FINANCIAL CAPABILITY.

     Prior to the date of this Agreement, Lessee has delivered to Contributors
(a) written documentation evidencing Lessee's ability to draw upon available capacity under existing credit facilities, and/or (b) true, complete and correct copies of executed commitment letters, in either case, to provide to Lessee financing for the transactions contemplated by this Agreement (the "FINANCING
COMMITMENTS"). As of the date of this Agreement, the Financing Commitments are in full force and effect, have not been withdrawn or terminated, and Lessee has no reason to believe that any Financing Commitment will not lead to the financing contemplated by such Financing Commitment, subject to the terms and conditions contained in such Financing Commitments. The financing contemplated by the Financing Commitments constitutes all of the financing required to be provided by Lessee for the consummation of the transactions contemplated by this
Agreement and the payments of all fees and expenses incurred by Lessee in connection therewith. Subject to the receipt of the funds contemplated by, and on the terms set forth in, the Financing Commitments, Lessee will have available as of the Initial Closing Date funds sufficient to pay the aggregate Rent and
Pre-Lease Rent payable at the Initial Closing and to discharge the Assumed
Liabilities. Lessee knows of no circumstance or condition that is reasonably likely to prevent the availability at the Initial Closing of such cash or availability, except as otherwise provided in the Financing Commitments.

                                   ARTICLE 6
                  COVENANTS OF SPRINT, CONTRIBUTORS AND LESSEE

     SECTION 6.1 INVESTIGATION OF SITES PRIOR TO INITIAL CLOSING; ACCESS TO
PROPERTIES AND RECORDS.

     (a) Prior to the Initial Closing, but subject to contractual and legal restrictions applicable to Contributors and applicable Law, Contributors will make their personnel available to representatives of Lessee and afford to such representatives and, with respect to the transactions contemplated by this
Agreement and the Financing Commitments, advisors and current and prospective lenders and investors of Lessee, reasonable access to their respective offices, properties, books and records, of and relating to the Sites during normal business hours, as Lessee may reasonably request in its review of the Sites, such access not to damage, or unreasonably interfere with or disrupt,
Contributors' business, including, without limitation, the operation of the
Sites. In no event will Lessee take or permit any action in its investigation of any Site which impairs or otherwise interferes with the use and operation of any active Equipment on or communications operations being conducted at a Site. All requests for access to the offices, properties, books and records, of and relating to the Sites will be made to a representative of Contributors as designated by Contributors from time to time, who will be solely responsible for coordinating all such requests and all access permitted under this Agreement and who will have the right to accompany Lessee on any actual inspections. It is further understood and agreed that Contributors will cooperate and consult with
Lessee in connection with its due diligence review of the Sites, and neither
Lessee nor its representatives will contact any employees, customers or suppliers of Contributors or any of their respective Affiliates in connection with the transactions contemplated by this

                                       42

Agreement or Lessee's investigation of the Sites, whether in person or by telephone, mail or other means of communication, without the specific prior written authorization of Contributors, not to be unreasonably withheld, conditioned or delayed. The restrictions and provisions of this clause (a) with be applicable only prior to the Initial Closing, after which the provisions of the Lease Agreement will set forth the rights and obligations with respect to access to the Sites. Lessee will indemnify Contributors and their respective
Affiliates for any claims, losses or causes of action as a result of physical or tangible damages or injuries caused by, or incurred in connection with, Lessee's inspection of the Sites prior to the Initial Closing Date; provided, that Lessee will not indemnify Contributors or their respective Affiliates for any claim, loss or cause of action caused by (i) the gross negligence or willful misconduct of any Contributor or such Affiliate or (ii) any physical condition existing on any Site prior to Lessee's or its agent's entry thereon (except for any incremental damage caused by Lessee or its agents with respect to any such physical condition).

     (b) Prior to the Initial Closing, any information provided to Lessee or its representatives pursuant to this Agreement will not be used for any purpose unrelated to the consummation of the transactions contemplated by this
Agreement, and will be held by Lessee and its representatives in accordance with, and will be subject to the terms of, Section 6.12.

     (c) Lessee agrees to (i) hold all of the books and records received from
Lessor relating to the Sites and not to destroy or dispose of any thereof for a period of ten (10) years from the Initial Closing Date, and thereafter, if it desires to destroy or dispose of the non-privileged books and records, to offer first in writing, at least thirty (30) days prior to such destruction or disposition, to surrender them to Lessor, and (ii) afford Lessor, its accountants and legal counsel, during normal business hours, upon reasonable request, reasonable access to such non-privileged books and records, to other data and to the employees of Lessee to the extent that such access may be requested for any legitimate purpose, unless such non-privileged books and records have been disposed of in accordance with this Section 6.1(c). Lessee will have the same rights, and Contributors, Sprint and Lessor, respectively, the same obligations, as are set forth above in this Section 6.1(c) with respect to any non-privileged books and records of such Person pertaining to the Sites
(other than Excluded Sites and Strategic Sites), with the exception of Tax
Returns (or portions thereof) relating to Taxes that are not the responsibility of Lessee.

     (d) Contributors and Sprint agree to cooperate with Lessee and to provide to Lessee and its Affiliates, from time to time, at no out-of-pocket cost to
Contributors or Sprint upon reasonable advance written notice from Lessee, (i)
access to all financial and other information pertaining to the Sites, which information is in Contributors' or Sprint's possession and relevant and reasonably necessary, in the opinion of Lessee or its Affiliates' outside, third party accountants ("ACCOUNTANTS") to enable Lessee or its Affiliates and their
Accountants (or at Lessee's discretion the accountants of Contributors) to prepare financial statements in compliance with any and all of (A) Rule 3-14
(or, if required by applicable authorities, Rule 3-05) of Regulation S-X of the
SEC, as applicable to Lessee or its Affiliates (collectively, the "REQUIRED
FINANCIAL STATEMENTS"); (B) any other rule issued by the SEC and applicable to
Lessee or its Affiliates; and (C)

                                       43

any registration statement, report or disclosure statement filed with the SEC by or on behalf of Lessee or its Affiliates; and (ii) a representation letter, in form substantially consistent with the representation letter customarily provided by Sprint to its outside accountants so long as such form is otherwise reasonably satisfactory to the Accountants or else with such changes as the
Accountants may reasonably require (based on what the Accountants otherwise generally require from clients of the size and caliber of Sprint), signed by the individual(s) responsible for Contributors' financial reporting, as prescribed by generally accepted auditing standards promulgated by the Auditing Standards
Division of the American Institute of Certified Public Accountants, which representation letter may be required by the Accountants in order to render any opinion or to issue any report concerning Contributors' financial statements for any date and/or period as of or prior to the Initial Closing Date. Contributors will, upon the reasonable request of Lessee and at no out-of-pocket expense to
Contributors, provide reasonable assistance in order to enable Lessee or its
Affiliates to (i) file any documents with the SEC (including any registration statement or report, or any amendments thereto), (ii) respond to any requests for information from the SEC, (iii) comply with the Sarbanes-Oxley Act of 2002 or (iv) satisfy the New York Stock Exchange's or other applicable stock exchange listing requirements.

     SECTION 6.2 EFFORTS TO CLOSE; COOPERATION.

     (a) Subject to the provisions of Article 3, Contributors and Lessee each agree to use their commercially reasonable efforts to (i) take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, and to cooperate with the other in connection with the foregoing, and (ii) refrain from taking, or cause to be refrained from taking, any action and to refrain from doing or causing to be done, anything which would reasonably be expected to impede or impair the consummation and the making effective as promptly as practicable of the transactions contemplated by this Agreement, including using commercially reasonable efforts to (A) obtain all necessary waivers, consents, releases and approvals that are required for the consummation of the transactions contemplated by this Agreement, (B) obtain all consents, approvals and authorizations that are required by this Agreement to be obtained under any Law,
(C) lift or rescind any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated by this Agreement, (D) effect all necessary registrations and filings, including, but not limited to, filings and submissions of information requested or required by any Governmental Authority, including, without limitation, any
Governmental Antitrust Authority, and (E) fulfill all conditions to this
Agreement. Contributors and Lessee further covenant and agree, with respect to any threatened or pending preliminary or permanent injunction or other order, decree or ruling or statute, rule, regulation or executive order that would adversely affect the ability of the parties to consummate the transactions contemplated by this Agreement, to use their respective commercially reasonable efforts to prevent the entry, enactment or promulgation thereof, as the case may
be. In no event, however, will Contributors or Lessee or any of their respective
Affiliates be obligated to divest or hold separate any business or assets in connection with the consummation of the transactions contemplated by this
Agreement or to pay any money to any Person or to offer or grant other financial or other accommodations to any

                                       44

Person in connection with its obligations under this Section 6.2, other than with respect to any payments required to be made in connection with Shared
Ground Lease Payments in a Ground Lease as set forth in this Agreement and the
Lease Agreement. In addition, notwithstanding anything to the contrary in this
Section 6.2 or otherwise, nothing in this Agreement will prevent or restrict
Lessee or Contributors or any of their respective Affiliates from engaging in any merger, acquisition or business combination transaction, or any disposition of any assets, other than a disposition to a Person other than Lessee of Leased
Property, or any other corporate transaction except, in each case, as would prevent the consummation of the transactions contemplated by this Agreement and the Collateral Agreements.

     (b) Contributors and Lessee will keep the other party apprised of the status of matters relating to the completion of the transactions contemplated by this Agreement and work cooperatively in connection with obtaining the requisite
Governmental Approvals of any Governmental Antitrust Authority, including, without limitation, by: (i) cooperating with the other party in connection with filings under the Antitrust Laws, including, with respect to the party making a filing, (A) by providing copies of all such documents to the non-filing party and its advisors prior to filing (other than documents containing confidential business information), and (B) if requested, by considering in good faith all reasonable additions, deletions or changes suggested in connection with any such filing; (ii) furnishing to the other party all information required for any application or other filing to be made pursuant to any Antitrust Law in connection with the transactions contemplated by this Agreement; (iii) promptly notifying the other party of, and if in writing furnishing the other party with copies of, any communications from or with any Governmental Antitrust Authority with respect to the transactions contemplated by this Agreement; (iv) permitting the other party to review in advance and considering in good faith the views of the other party in connection with any proposed communication with any
Governmental Antitrust Authority in connection with proceedings under or relating to any Antitrust Law, to the extent not prohibited by Law; (v) not agreeing to participate in any meeting or discussion with any Governmental
Antitrust Authority in connection with proceedings under or relating to any
Antitrust Law unless it consults with the other party in advance to the extent not prohibited by Law, and, to the extent permitted by such Governmental
Antitrust Authority, gives the other party the opportunity to attend and participate; and (vi) consulting and cooperating with the other party in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party in connection with proceedings under or relating to any Antitrust Law. If either party or any Affiliate thereof receives a request for additional information or documentary material from any such Governmental Antitrust Authority with respect to the transactions contemplated by this Agreement, then such party will endeavor in good faith to make, or cause to be made, as soon as practicable and after consultation with the other party, an appropriate response in compliance with such request. Each party will advise the other party promptly in respect of any understandings, undertakings or agreements (oral or written) which such party proposes to make or enter into with any Governmental Antitrust Authority in connection with the transactions contemplated by this Agreement.

     SECTION 6.3 FURTHER ASSURANCES.

                                       45

     Contributors and Lessee agree that, from time to time, whether before, at or after the applicable Closing Date, each of them will execute and deliver such further instruments of conveyance and assignment and take such other actions as may be necessary to carry out the purposes and intents of this Agreement and the transactions contemplated by this Agreement. Without limiting the foregoing,
Sprint and Contributors acknowledge that in connection with the Closings and its financings of the Sites, Lessee may require legal opinions (or updates thereof or reliance letters or similar items with respect thereto) from its counsel, at
Lessee's expense, with respect to certain bankruptcy-related matters and in connection therewith Sprint and Contributors' will, and will cause Lessor to, cooperate (whether before, at or after the applicable Closing Date) in taking such actions as may be reasonably required to give such opinions as Lessee may reasonably request and to provide customary undertakings, representations and certificates (including without limitation, as corporate structure charts, certifications that the requirements of the LLC Agreement will be, and have at all times been, complied with), such cooperation and provision at the expense of
Contributors prior to the Final Termination Date and thereafter at Lessee's expense.

     SECTION 6.4 CONDUCT OF COLLOCATION BUSINESS AND THE SITES.

     From the date of this Agreement and until the Initial Closing and except as contemplated by this Agreement or set forth in Section 6.4 of the Contributors
Disclosure Letter, Contributors will operate the Collocation Business and the
Sites in the ordinary course of business consistent with past practice and, at their expense, will use commercially reasonable efforts in accordance with past practice to (i) resolve Liabilities relating to (A) Liens (other than Permitted
Encumbrances) on interests of a Contributor or (B) the Sites prior to the
Initial Closing Date; (ii) to resolve the condemnation or rezoning procedures described on Section 4.3(a) of Contributors Disclosure Letter (and Lessee will be entitled to any proceeds with respect to such proceedings (other than with respect to Excluded Sites or Strategic Sites) after the date of this Agreement unless such Site becomes an Excluded Site or a Strategic Site hereunder); (iii)
complete and close out the non-operational sites listed on Section 4.4(c) of
Contributor's Disclosure Letter; and (iv) locate the missing Collocation
Agreements listed on Section 4.5 of Contributor's Disclosure Letter (and deliver copies of any Collocation Agreements so located to Lessee). From the date of this Agreement and until the Initial Closing (or the applicable Technical
Closing with respect to Pre-Lease Sites) and except as contemplated by this
Agreement or set forth in Section 6.4 of the Contributors Disclosure Letter,
Contributors and their respective Affiliates will not, without the consent of
Lessee (which consent will not be unreasonably withheld or delayed):

     (a) (i) sell, dispose of, transfer, lease or encumber the Leased Property of any of the Sites, other than (x) Permitted Encumbrances incurred or entered into in the ordinary course of business consistent with past practice, or (y)
conveyances that are immaterial with respect to the Leased Property of the affected Site, (ii) except in the ordinary course of business, consistent with past practice, enter into, modify, accelerate, amend, or grant any waiver or release under any Material Agreement, including any Collocation Agreement (but in no event terminate or cancel any Material Agreement, or modify, accelerate, amend or grant any waiver or release with respect to any revenue sharing provisions in such agreements without the consent of Lessee), or (iii)
accelerate

                                       46

or delay collection of accounts receivable or payment of any account payable in advance of or beyond their regular due dates or the dates when the same would have been collected or paid, as applicable, except in the ordinary course of business consistent with past practice; provided that Contributors will provide prompt notice to Lessee of any such action described in this clause (a);

     (b) agree, so as to legally bind Lessee whether in writing or otherwise, to take any of the actions set forth in Section 6.4(a) and not otherwise permitted by this Agreement.

     Notwithstanding the provisions of this Section 6.4, nothing in this
Agreement will be construed or interpreted to prevent Contributors in their sole discretion from (i) engaging in any activity with respect to any of its businesses other than the Collocation Business, (ii) taking any action with respect to the Leased Property of any Sites contemplated under Article 3, including, without limitation, designating a Site as an Excluded Site, (iii)
removing Excluded Assets or Excluded Equipment from Leased Property of the
Sites, or (iv) taking any action with respect to any Excluded Site or Strategic
Site.

     SECTION 6.5 PUBLIC ANNOUNCEMENTS.

     Except as otherwise agreed to by the parties, the parties will not issue any report, statement or press release or otherwise make any public statements with respect to this Agreement and the transactions contemplated by this
Agreement, except as in the reasonable judgment of a party that may be required by Law or by the rules of a national securities exchange, and in any event a party will use its reasonable best efforts to consult with the other party at a reasonable time in advance of such required disclosure. Within four (4) days of the date hereof, Sprint shall file with the SEC a form 8-K attaching thereto this Agreement and the form of Lease Agreement.

     SECTION 6.6 CORPORATE NAMES.

     (a) Lessee acknowledges that Sprint, Contributors and their respective
Affiliates have, and will at all times have, the absolute and exclusive proprietary right to all Names incorporating "Sprint" by itself or in combination with any other Name, including, without limitation, the corporate design logo associated with "Sprint", and that none of the rights thereto or goodwill represented thereby or pertaining thereto are being Leased, or otherwise assigned or transferred, hereby or in connection herewith. Lessee agrees that it will not, nor will it permit any of its Affiliates to, use any
Name, phrase or logo incorporating "Sprint" or such corporate design logo in or on any of its literature, sales materials, agreements or products or otherwise in connection with the sale of any products or services or in the operation of the Sites.

     (b) Sprint and Contributors acknowledge that Lessee and its Affiliates have, and will at all times have, the absolute and exclusive proprietary right to all Names incorporating "Global Signal" by itself or in combination with any other Name, including, without limitation, the corporate design logo associated with "Global Signal", and that none of the rights thereto or goodwill represented thereby or pertaining thereto are being

                                       47

Leased, or otherwise assigned or transferred, hereby or in connection herewith.
Lessee agrees that it will not, nor will it permit any of its Affiliates, including Lessor, to, use any Name, phrase or logo incorporating "Global Signal"
or such corporate design logo in or on any of its literature, sales materials, agreements or products or otherwise in connection with the sale of any products or services or in the operation of the Sites.

     SECTION 6.7 ACTIONS BY LESSEE, SPRINT AND CONTRIBUTORS SUBSIDIARIES.

     Lessee, Sprint and each Contributor will ensure that each of their respective Subsidiaries (if any) take all actions necessary to be taken by such
Subsidiary in order to fulfill Lessee's, Sprint's or such Contributor's respective obligations under this Agreement.

     SECTION 6.8 ENVIRONMENTAL MATTERS.

     (a) Lessee may commission, at Lessee's cost and expense, Phase I (and if permitted under the applicable Ground Lease, Phase II) environmental audits of all Sites. Contributors have heretofore made available and furnished to Lessee true, correct and complete copies of all Phase I and Phase II environmental assessments (including attachments, appendices, exhibits and schedules) and all other documents related to environmental matters, including without limitation, notices of violations, claims and correspondence with consultants and
Governmental Authorities of the Sites that Contributors have been able to locate as of the date of this Agreement using their good faith efforts. Lessee will indemnify Contributors and Lessor and their respective Affiliates for any claims, losses or causes of action as a result of physical or tangible damages or injuries caused by, or incurred in connection with, Lessee's Phase I or Phase
II environmental audits of any Site; provided, that Lessee will not indemnify
Contributors or their respective Affiliates for any claim, loss or cause of action caused by (i) the gross negligence or willful misconduct of any
Contributor or such Affiliate or (ii) any physical condition existing on any
Site prior to Lessee's or its agent's entry thereon (except for any incremental damage caused by Lessee or its agents with respect to any such physical condition).

     (b) Lessee will promptly provide (at Lessee's sole cost and expense) to
Contributors and Lessor (i) the results of any and all environmental sampling and other analytical testing that may be conducted and (ii) any and all environmental reports (including the results of the aforementioned Phase I and, if applicable, Phase II reports) generated by Lessee as a result of these studies. Unless otherwise required by applicable Law, neither any reports nor any information contained in said reports or otherwise generated by Lessee under this Agreement, will be released to any other party without the prior written consent of Lessee, Lessor and Contributors, except that either Lessee, Lessor or
Contributors may release such reports to their respective Representatives or in connection with any merger or other corporate transaction of Lessee or any
Contributor, or disposition of assets, that includes the Sites to which the reports apply (or Liability with respect thereto). If this Agreement is terminated pursuant to Section 10.1 or if any Site becomes an Excluded Site,
Lessee will if requested by Contributors (x) turn over to Contributors (at
Contributors' cost) all reports, documents, data and other writings and information, including copies and, if available, electronic format thereof, relating to any

                                       48

and all investigations or studies conducted with respect to environmental conditions or compliance associated with such (or all, in the event of termination of this Agreement) Sites, and such reports, documents and/or writings will become the exclusive property of Contributors, provided that
Contributors may not rely thereon and Lessee will have no obligations or liability with respect thereto, or (y) destroy such documentation and information in accordance with Section 6.12(d).

     SECTION 6.9 TITLE INSURANCE COMMITMENTS.

     If Lessee elects to purchase title insurance for a Site, Contributors and
Lessee will work together and cooperate in order to obtain and cause to be delivered to Lessee (for Lessee's use for purposes of obtaining title insurance)
as promptly as practicable following execution of this Agreement, copies of commitments (and will provide non-privileged copies (or electronic access)
thereof to Contributors or Lessor) to issue leasehold and/or leasehold lenders title insurance policies ("TITLE COMMITMENTS") for each such Site as to which any Contributor has an insurable real property interest ("INSURABLE SITES"). The costs of obtaining the Title Commitments and title insurance policies pursuant to the Title Commitments (the "TITLE POLICIES") will be borne by Lessee (except as provided in Section 3.3(b)(ii)), and at the Closings, Lessee will reimburse
Contributors for any out-of-pocket costs related thereto that were incurred and paid by Contributors at the request of Lessee. If, prior to the Initial Closing or Technical Closing, as the case may be, relating to any Insurable Site for which a Title Commitment will have been issued, Lessee will be unable to obtain a Title Policy (or a marked Title Commitment) insuring its interest and/or the interest of its lender in such Site (subject only to Permitted Encumbrances)
notwithstanding Lessee's having exercised its commercially reasonable efforts to do so, then, provided that Lessee will continue to exercise commercially reasonable efforts to obtain such Title Policy (or a marked Title Commitment),
Lessee will have the right to treat such as a Pre-Lease Site. At each Closing
Lessor or Contributors, as applicable, will deliver to Title Company such documents including Property Tax forms and any other certificates and documentation as may be reasonably and customarily required by the Title Company for issuance of owners' and lenders' policies of leasehold title insurance
(subject only to Permitted Encumbrances) in favor of Lessee and/or Lessee's lenders.

     SECTION 6.10 OTHER DOCUMENTATION.

     Prior to the Initial Closing, Contributors will use commercially reasonable efforts to deliver or cause to be delivered to Lessee (a) copies of all written
(and effective) Ground Leases, Collocation Agreements and material Governmental
Approvals solely related to the Leased Property or, to the extent not solely related, appropriate extracts thereof, and (b) copies of, or extracts from, all current files and records of Contributors solely related to the ownership, occupancy or leasing of the Leased Property or, to the extent not so solely related, appropriate extracts thereof; provided, that (i) the failure to deliver any of the foregoing that is not located by Contributors after using good faith efforts to do so will not be considered a breach of this Agreement, (ii)
Contributors will not be required to deliver to Lessee any privileged document, and (iii) Contributors will cooperate with Lessee in delivering such documents in electronic form in a manner to allow integration and compatibility with
Lessee's systems.

                                       49

     SECTION 6.11 MASTER COLLOCATION AGREEMENTS

     The parties acknowledge that certain Collocation Agreements permit a Tower
Subtenant to occupy space (including on a Tower) at more than one Site (each a
"MASTER COLLOCATION AGREEMENT"). At the Initial Closing and each Technical
Closing in which the Leased Property of a Master Lease Site subject to a Master
Collocation Agreement is Leased to Lessee and in which the Leased Property of some of the Sites applicable to such Master Collocation Agreement is retained by
Contributors or Lessor, to the extent permitted under the applicable Master
Collocation Agreement or consented to by the applicable counterparty, the applicable Master Collocation Agreement will be bifurcated into two separate
Master Collocation Agreements, the first applicable to the Sites subject to the existing Master Collocation Agreement that are retained by Contributors or
Lessor at the applicable Closing (under which the applicable Contributor or
Lessor will remain the lessor) and the second applicable to the Master Lease
Sites subject to the existing Master Collocation Agreement that are Leased to
Lessee at the applicable Closing (under which Lessee will be the lessor). To the extent practicable, when requesting consent to a bifurcation, the parties will also request consent to a future further bifurcation of any such Master
Collocation Agreement such that further severance thereof is possible in connection with any post-closing conversion of a Pre-Lease Site to a Master
Lease Site as well as a future assignment (in whole or part) of Lessee's interests under the Lease Agreement in connection with a financing. Lessee,
Lessor and Contributors will cooperate and each use commercially reasonable efforts to effectuate the terms of this Section 6.11.

     SECTION 6.12 CONFIDENTIALITY.

     (a) The parties acknowledge and agree that in the course of their discussions and negotiations of this Agreement and the transactions contemplated by this Agreement, a party to this Agreement (the "DISCLOSING PARTY") may already have disclosed or may hereafter disclose Confidential Information (as defined below) to one or more of the other parties to this Agreement (each, a
"DISCLOSEE"). Each party agrees that if the transactions contemplated by this
Agreement are not consummated, it will either return to the Disclosing Party all written Confidential Information furnished to it or destroy such Confidential
Information. Each party further agrees to maintain the confidentiality of any and all Confidential Information of a Disclosing Party and not disclose or give any Confidential Information to any Person or use such Confidential Information for any purpose unrelated to the consummation of the transactions contemplated by this Agreement and the Collateral Agreements; provided, that the foregoing will not prohibit (i) use of such Confidential Information (A) as is required by
Law, (B) as is necessary to prepare Tax Returns (including Tax Returns of
Lessee, Contributors, Lessor or their respective Affiliates) or other filings with Governmental Authorities or to defend or object to any reassessment of
Taxes, (C) as is necessary for Lessee, Contributors, Lessor or their respective
Affiliates (or their representatives) to prepare and disclose, as may be required, accounting statements or (D) to assert or protect any rights of
Lessee, Sprint, Contributors, Lessor or their respective Affiliates under this
Agreement or under any applicable Law or (ii) disclosing to any and all Persons, without limitation of any kind, the U.S. federal and state tax treatment and tax structure (tax structure will mean any fact that may be applicable to understanding the U.S. federal or state tax treatment of the

                                       50

transaction) contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to Lessee, Sprint or
Contributors or their respective Affiliates relating to such tax treatment and tax structure provided that no information will be disclosed that could waive the attorney-client privilege, the privilege under Section 7525 of the Internal
Revenue Code, or other privileges. Without limiting the generality of the foregoing, each party agrees that, when acting as a Disclosee, it may disclose the Confidential Information of the Disclosing Party to those employees, attorneys, accountants, consultants, bankers, financial advisers and any representatives of such advisers (collectively, "REPRESENTATIVES") of Disclosee who require such information for the purposes contemplated under this Agreement;
provided, that it must (i) notify all of its Representatives to whom
Confidential Information of the Disclosing Party is disclosed not to use or disclose such Confidential Information in violation of this Agreement, (ii)
prevent use or disclosure by its Representatives of the Confidential Information
of the Disclosing Party, except as provided in this Agreement, and (iii) if requested or required by Law to disclose any Confidential Information, provide the Disclosing Party with prompt written notice of such request or requirement so that the Disclosing Party may seek an appropriate protective order. If, failing the entry of a protective order, the Disclosee is, in the opinion of its counsel, required to disclose Confidential Information, it may disclose that portion of the Confidential Information that its counsel advises that it is required to disclose and will exercise reasonable efforts to obtain assurance that confidential treatment will be accorded to that portion of the Confidential
Information that is being disclosed. In any event, the Disclosee will not oppose action by the Disclosing Party to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the
Confidential Information.

     (b) For purposes of this Section 6.12, "CONFIDENTIAL INFORMATION" means any and all technical, business and other information regarding the business, finances, operations, products, services and customers of a party and its
Affiliates, whether in written electronic, oral or any other form, which derives value from not being generally known to the public, including, without limitation, technical or nontechnical data, compositions, devices, methods, techniques, drawings, inventions, processes, financial data, financial plans, product plans, lists or information concerning actual or potential customers or suppliers, information regarding business plans and operations, methods and plans of operation, marketing strategies, and acquisition and investment plans together with the analyses, compilations, studies or other documents prepared by the Disclosee using such information; provided, however, that the term
"Confidential Information" will not include any information that (i) was in the possession of or known to the Disclosee without any obligation of confidentiality prior to receiving the information from the Disclosing Party,
(ii) is, or subsequently becomes, legally and publicly available other than by breach of this Agreement, (iii) is obtained by the Disclosee without any obligation of confidentiality from a source other than the Disclosing Party and the applicable source is not in breach of an obligation of confidentiality owed to the Disclosing Party or to any other party, or (iv) is developed by or for the non-disclosing party without the use of Confidential Information.

     (c) Lessee acknowledges and agrees that the databases respecting the Sites maintained on behalf of Contributors are owned by Contributors may contain trade

                                       51

secrets of Contributors. Any data from such databases provided to Lessee may only be used by Lessee in accordance with the terms of this Agreement, including, without limitation, this Section 6.12.

     (d) Each party agrees that if this Agreement is terminated prior to the
Initial Closing, then within fifteen (15) business days after being so requested by the Disclosing Party, the Disclosee will return or destroy (at its option)
all documents thereof furnished by the Disclosing Party. Except to the extent the Disclosee is advised by counsel such destruction is prohibited by Law, the
Disclosee will also destroy all written material, memoranda, notes, copies, excerpts and other writings or recordings whatsoever in its possession prepared by it or its Representatives based upon, containing or otherwise reflecting any
Confidential Information. Any destruction of materials will be confirmed in writing by the Disclosee. Any Confidential Information that is not returned or destroyed, including, without limitation, any oral Confidential Information, will remain subject to the confidentiality obligations set forth in this Section
6.12. Notwithstanding the foregoing, (i) Lessee will not be required to destroy or return any Confidential Information related to any Leased Property of each
Site converted into a Master Lease Site at a Closing following such Closing or to any Pre-Lease Site, (ii) following any Closing hereunder, Contributors and
Sprint will be deemed to be the Disclosee and Lessee will be deemed to be the
Disclosing Party with respect to all Confidential Information included in or related to the Leased Property of each Site converted into a Master Lease Site at each applicable Closing and to each Pre-Lease Site for all purposes under this Agreement and (iii) the Disclosee may retain one (1) archival copy of the
Disclosing Party's Confidential Information solely for the purpose of use, to the extent necessary, in the prosecution or defense of any litigation, dispute resolution, arbitration, mediation or as may be necessary, in the reasonable discretion of the Disclosee, for the reason of resolving any threatened litigation, dispute resolution, arbitration or mediation or other dispute.

     (e) Effective as of the date of this Agreement, the Confidentiality
Agreement and the Sprint Confidentiality Agreement will terminate automatically and will be of no further force or effect, except as expressly provided in the
Confidentiality Agreement or the Sprint Confidentiality Agreement, respectively.

     (f) Nothing contained in this Section 6.12 will be deemed to prohibit (i)
any disclosure deemed by Lessee to be necessary or desirable in connection with curing or addressing any Exceptions or obtaining Ground Lessor Estoppels prior to the Initial Closing Date or (ii) from and after the Initial Closing, any use or disclosure of information relating to this Agreement, the Sites or the Leased
Property as Lessee may deem necessary or desirable in connection with the operation of its business and the Sites (including, without limitation, in connection with any financing), except, in each case, with respect to those matters that Sprint reasonably has informed Lessee constitute Sprint's or
Contributors' trade secrets (as defined by applicable Law), provided that any information related to the conduct or operation of the Collocation Business or the Sites will not constitute such trade secrets.

     SECTION 6.13 LESSEE'S EFFORTS.

                                       52

     (a) Lessee will promptly notify Contributors of any proposal by any of the institutions party to a Financing Commitment to withdraw, terminate or make a material change in the amount or terms of such Financing Commitment that could reasonably be expected to adversely affect the ability of Lessee to consummate the financing contemplated by such Financing Commitment in accordance with its terms. In addition, upon Contributors' reasonable request, Lessee will advise and update Contributors, in a level of detail reasonably satisfactory to
Contributors, with respect to the status, proposed closing date, and material terms of the Financing Commitments. Lessee will not consent to any amendment, modification or early termination of any Financing Commitment that could reasonably be expected to adversely affect the ability of Lessee to consummate the transactions contemplated by this Agreement.

     (b) Lessee will, and will cause its Affiliates to, use commercially reasonable efforts to (i) maintain the effectiveness of the Financing
Commitments in accordance with their terms and obtain alternative financing if necessary to consummate the transactions contemplated by this Agreement, (ii)
enter into definitive documentation with respect to the Financing Commitments, or any alternative financing necessary to consummate the transactions contemplated by this Agreement, (iii) satisfy all funding conditions to the
Financing Commitments or any alternative financing set forth in the definitive documentation with respect to the financing contemplated by the Financing
Commitments, or alternative financing necessary to consummate the transactions contemplated by this Agreement, (iv) consummate the financing contemplated by the Financing Commitments (including by extension of the Financing Commitments on substantially equivalent or better terms) or, if the Financing Commitments expire, obtaining alternative financing in an aggregate principal amount equal to the amounts set forth in, and on terms substantially equivalent to or better than the terms of, the Financing Commitments.

     SECTION 6.14 EMPLOYEE MATTERS.

     (a) At any time prior to the Initial Closing, Lessee may, or may cause an
Affiliate to, make offers of employment to be effective as of the Initial
Closing to all or certain employees of the Collocation Business (each employee who accepts Lessee's offer will be referred to as a "TRANSFERRED EMPLOYEE");
provided, that Lessee and its Affiliates will have no obligation to make any such offers. If made, such offer(s) will include for each Transferred Employee
(i) benefits under Lessee's 401(k) Plan and benefit accruals for service after the Initial Closing under Lessee's Pension Plan which are the same benefits
Lessee provides for its employees who work in Lessee's business, and (ii)
welfare benefits under Lessee's welfare plans (as defined in Section 3(1) of
ERISA), which are the same to the maximum extent practicable as the welfare benefits Lessee provides for its similarly situated employees.

     (b) 401(k) Plans.

                    (i) Contributors will make contributions on behalf of the
     Transferred Employees to the Contributors Benefit Plan which is the
     Contributors Retirement Savings Plan (the "RETIREMENT SAVINGS PLAN")
     through the Initial Closing, but Contributors will take such action as necessary or appropriate to

                                       53

     assure that no Transferred Employee will be eligible to make or receive contributions under such plan for any period ending after the Initial
     Closing and that no Transferred Employee will be eligible to otherwise actively participate in such plan after the Initial Closing. Contributors will take whatever action is necessary or appropriate with respect to each
     Transferred Employee to provide the same opportunity to each applicable
     Transferred Employee to repay his or her loan or loans, if any, from the applicable plan as currently provided under the terms of the Retirement
     Savings Plan upon a termination of employment.

                    (ii) The Transferred Employees will be eligible as of the
     Initial Closing to participate in a plan established, maintained or adopted by Lessee or the applicable Affiliate which is described in Section 401(k)
     of the Code (individually a "LESSEE 401(K) PLAN") and which will provide for elective deferrals (as the deferrals are described in Section
     402(g)(3)(A) of the Code) by participants under Section 401(k) of the Code and for matching contributions (as described in Section 401(m)(4)(A)(ii) of the Code) by Lessee or such Affiliate with respect to the elective deferrals. The Lessee 401(k) Plan will provide that the Transferred
     Employees will have the right to make direct rollovers to the applicable plan of their vested accounts in the Retirement Savings Plan to the extent those rollovers constitute "eligible rollover distributions" within the meaning of Section 402(c)(4) of the Code. The Transferred Employees will receive credit under the Lessee 401(k) Plan for all service with
     Contributors for purposes of satisfying any service requirement to participate in the applicable plan and any service requirement to earn a nonforfeitable benefit under the applicable plan.

     (c) Pension Plans.

                    (i) Contributors will take such action as necessary or
     appropriate to assure that Transferred Employees will be eligible to accrue any benefits for service completed or compensation paid for periods before the Initial Closing under the Contributors Benefit Plan which is the
     Contributors Retirement Pension Plan (the "RETIREMENT PENSION PLAN") and
     that no Transferred Employee will be eligible to otherwise actively participate in the applicable plan after the Initial Closing.

                    (ii) If any employees of Lessee (as determined in accordance with the rules under Section 414(b) and Section 414(c) of the Code)
     participate in any defined benefit plan (as defined in Section 414(j) of the Code) other than a multiemployer plan (as defined in Section 414(f) of the Code) (individually a "LESSEE PENSION PLAN"), the Transferred Employees
     will be eligible to participate in the applicable plan as of the Initial
     Closing. If there is more than one Lessee Pension Plan, the Transferred
     Employees will be eligible to participate in the Lessee Pension Plan which in Lessee's reasonable judgment provides benefits which in the aggregate are more like the benefits provided under the Retirement Pension Plan than the benefits provided under any other Lessee Pension Plan. The Transferred
     Employees will receive credit under the Lessee Pension Plan in which the
     Transferred Employees participate for all service with

                                       54

     Contributors for purposes of satisfying any service requirement to participate in the applicable plan and any service requirement to earn a nonforfeitable benefit under the applicable plan, but Lessee will have no obligation to provide the applicable service credit for purposes of computing any Transferred Employee's accrued benefit under the applicable plan.

     (d) Medical and Related Healthcare Benefits and Life Insurance.

                    (i) Contributors will continue after the Initial Closing to make available to each Transferred Employee coverage under the Contributors
     Benefit Plans which are welfare plans (as defined in Section 3(1) of
     ERISA), including post-retirement health and dental benefit coverage, to the same extent, and subject to the same terms and conditions, that the coverage would be continued under the terms of the applicable plans for any other former employee, and each applicable Transferred Employee who satisfies the age and service requirements for post-retirement health and dental benefit coverage immediately prior to the Initial Closing will have the same opportunity to receive coverage after the Initial Closing as if the applicable Transferred Employee had terminated employment immediately prior to the Initial Closing.

                    (ii) Lessee on the Initial Closing will make available to
     the Transferred Employees Lessee's welfare plans (as defined in Section
     3(1) of ERISA) consistent with the requirements of Section 6.14(a)(ii), and each Transferred Employee will receive full credit under Lessee's welfare plans for all service completed with Contributors; provided, that Lessee will have no obligation to provide service credit for purposes of determining any applicable Transferred Employee's eligibility to receive post-retirement welfare benefits.

     SECTION 6.15 2004 AUDITED FINANCIALS; UNAUDITED STUB PERIOD FINANCIALS.

     On or prior to March 31, 2005, regardless of whether the Initial Closing will have theretofore occurred, Contributors will deliver to Lessee true and correct copies of the audited consolidated statements of operations of the Sites for the fiscal year ended December 31, 2004, including the notes thereto, prepared in compliance with Rule 3-14 of Regulation S-X of the SEC, as applicable to Lessee or its Affiliates. All of the foregoing financial statements are collectively referred to in this Agreement as the "2004 FINANCIAL
STATEMENTS." Except as disclosed in the 2004 Financial Statements, the 2004
Financial Statements will present fairly in all material respects the results of operations of the Sites on a consolidated basis for the applicable periods indicated, in each case in conformity with GAAP consistently applied except as noted in the 2004 Financial Statements. The 2004 Financial Statements (including the notes thereto) will be prepared from the books, accounts and financial records of Contributors. As soon as practicable upon request of Lessee (but in any event within forty (40) days after the end of each fiscal quarter),
Contributors will deliver to Lessee unaudited consolidated statements of operations of the Sites for the prior stub period(s), provided, that
Contributors will have no obligation to deliver any such stub period statements for periods beginning after the Initial Closing Date.

                                       55

     SECTION 6.16 EXCLUSIVITY; RETURN OF CONFIDENTIAL INFORMATION.

     (a) Except with respect to the Excluded Assets, Strategic Sites or Excluded
Sites, Contributors will not (and will not cause or permit any of their respective Affiliates, Subsidiaries, directors, officers, employees, or agents
to) (i) solicit, initiate or encourage the submission of any proposal or offer from any Person relating to the acquisition or lease of all or substantially all of the Sites (a "COMPETING TRANSACTION"), including, without limitation, from any Person (other than Lessee or its Affiliates) that was at any time involved in the bidding and selection process for the sale or Lease of the Sites (the
"AUCTION") in 2004 or 2005; or (ii) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any
Person to do or seek any of the foregoing. Contributors will notify Lessee immediately if any Person makes any proposal, offer, inquiry, or contact with respect to any Competing Transaction.

     (b) Sprint agrees not to release or permit the release of any Person from, or to waive or permit the waiver of any provision of, any confidentiality,
"standstill" or similar agreement to which Sprint or any of its Affiliates is a party with respect to the Auction, and will use its commercially reasonable efforts to enforce or cause to be enforced each such agreement at the request of
Lessee. Sprint will promptly request each Person that has executed a confidentiality agreement in connection with the Auction or its consideration of any other Competing Transaction to return all Confidential Information heretofore furnished to such Person by or behalf of Sprint or its Affiliates.

     SECTION 6.17 NOTICES OF CERTAIN EVENTS.

     Contributors will promptly notify Lessee of:

     (a) any changes or events with respect to the Leased Property of a Site which, individually or in the aggregate, have had or would reasonably be expected to have a Tower Liability;

     (b) any notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement; and

     (c) (i) the damage or destruction by fire or other casualty of the Leased
Property of any Site or part thereof, (ii) in the event that the Leased Property of the Sites or part thereof becomes the subject of any proceeding or, to
Contributors' knowledge, threatened proceeding, for the taking thereof or any part thereof or of any right relating thereto by condemnation, eminent domain or other similar governmental action, or (iii) any foreclosure, deed-in-lieu of foreclosure, or similar proceeding with respect to any Lien against a Site, including any Ground Lessor Mortgage.

     SECTION 6.18 SPRINT AND ITS AFFILIATES' RIGHTS.

     Notwithstanding any other provision in this Agreement or any Collateral
Agreement, the parties acknowledge and agree that, except with respect to the
Sites (other than the Excluded Sites and Strategic Sites), nothing in this
Agreement or any Collateral Agreement is intended to create any prohibition or restriction on Sprint's

                                       56

and/or its Affiliates (other than Lessor) ability to construct, lease or otherwise obtain the right to use (and lease tower space to third parties)
wireless communications tower sites.

                                    ARTICLE 7

                   CONDITIONS TO LESSEE'S OBLIGATION TO CLOSE

     Lessee's obligation to consummate the transactions contemplated by this
Agreement is subject to the satisfaction on or prior to the applicable Closing
Date (unless otherwise provided below) of each of the following conditions, any or all of which may be waived in whole or in part by Lessee:

     SECTION 7.1 REPRESENTATIONS, WARRANTIES AND COVENANTS OF CONTRIBUTORS AND
SPRINT.

     (a) The representations and warranties of Contributors and Sprint contained in Article 4 will be true and correct in all respects, in each case as of the date of this Agreement and as of the Initial Closing Date, except for representations and warranties that speak as of a specific date or time other than the date of this Agreement and the Initial Closing Date (which need only be true and correct as of such specified date or time); provided, that the conditions precedent in this Section 7.1 will nevertheless be deemed satisfied unless the inaccuracy, falsity or incorrectness of such representations or warranties would reasonably be expected to have a Material Adverse Effect.

     (b) The covenants and agreements of Contributors and Sprint to be performed on or before the Initial Closing Date in accordance with this Agreement will have been duly performed in all material respects.

     (c) Lessee will have received a certificate from (i) Contributors signed on behalf of each Contributor by an authorized officer of Contributors and (ii) an authorized officer of Sprint with respect to itself, in each case, to the effect set forth in paragraphs (a) and (b) above dated the Initial Closing Date.

     SECTION 7.2 HSR FILINGS.

     At the Initial Closing Date, any waiting periods applicable to the consummation of the transactions contemplated by this Agreement under the HSR
Act will have expired or been terminated, or Contributors and Lessee will have mutually concluded that no filing under the HSR Act is required with respect to the transactions contemplated by this Agreement, and no action will have been instituted by the United States Department of Justice or the United States
Federal Trade Commission challenging or seeking to enjoin the consummation of the transactions contemplated by this Agreement, which action will not have been withdrawn or terminated.

     SECTION 7.3 NO INJUNCTION OR PROCEEDINGS.

     At the Initial Closing Date, there will be no Order that is in effect that prohibits the Initial Closing and no legal proceedings will be pending involving any challenge to, or seeking material damages or other relief in connection with, any of the other

                                       57

transactions contemplated by this Agreement and the
Collateral Agreements or that would reasonably be expected to have the effect of preventing, delaying, making illegal or otherwise materially interfering with the transactions contemplated by this Agreement and the Collateral Agreements.

     SECTION 7.4 COLLATERAL AGREEMENTS AND ADDITIONAL CLOSING DELIVERIES.

     (a) Contributors and Lessor will have executed and delivered to Lessee (i)
the Lease Agreement (including the applicable Site Designation Supplements),
(ii) the Transition Services Agreement in form and substance reasonably satisfactory to Lessee, (iii) the Property Use Agreement, (iv) the Separateness
Agreement, and (v) such other agreements and documents contemplated by Section
2.6 of this Agreement.

     (b) As a condition to each Technical Closing, Contributors and Lessor will have executed and delivered to Lessee (i) amended schedules and exhibits to each of the Lease Agreement (including the applicable Site Designation Supplements)
and (ii) such other agreements and documents contemplated by Section 2.7 of this
Agreement.

     (c) At the Initial Closing, on the terms and subject to the conditions of this Agreement, Contributors (individually and jointly, as applicable) will deliver, or cause to be delivered, to Lessee:

                    (i) as a protective delivery, a duly executed certification of non-foreign status of Lessor in a form complying with the requirements of Section 1445 of the Code (a "FIRPTA CERTIFICATE"); provided, however, that if Lessor fails to deliver such FIRPTA Certificate, Lessee will be entitled to withhold all requisite amounts, if any, in accordance with
     Section 1445 of the Code;

                    (ii) with respect to each Ground Lease and Collocation
     Agreement, all correspondence and memoranda related to the same, to the extent that Sprint and/or Contributors are in possession of such correspondence and memoranda;

                    (iii) the items that Lessee may have reasonably requested
     pursuant to the second sentence of Section 6.3 in order that Lessee's counsel may provide certain bankruptcy-related opinion letters in connection with financing transactions undertaken by Lessee;

                    (iv) a copy of the determination of "No Hazard" to air
     navigation from the FAA for each Tower with respect to which such determination is required, to the extent that such determinations were issued and Sprint and/or Contributors are in possession of such determinations;

                    (v) all keys and other security access codes or devices
     providing entry to the Towers (other than Sprint's Improvements);

                    (vi) a copy of the currently existing FCC Form 854R for each
     Tower with respect to which such form is required, to that extent that such forms were created and Sprint and/or Contributors are in possession of such forms;

                                       58

                    (vii) the books, files and records required pursuant to this
     Agreement;

                    (viii) certificates of good standing of each Contributor
     issued as of a date no more than thirty (30) days prior to the Closing Date by the appropriate Secretary of State or comparable official in each entity's State of formation of each Contributor; and

                    (ix) such other items and certificates contemplated by
     Section 2.6 or Section 2.7 as may be reasonably required to consummate the transactions contemplated hereby.

     (d) The condition set forth in the Section 2.6(h) shall have been satisfied

     SECTION 7.5 CONTRIBUTABLE SITES AND MASTER LEASE SITES.

     At the Initial Closing, as determined by Lessee in its reasonable discretion, (i) no less than sixty-five percent (65%) of the Sites will be
Contributable Sites and (ii) no less than fifty percent (50%) of the Sites will be Master Lease Sites for which the Individual Site Closing Conditions have been satisfied or waived by Lessee (in Lessee's discretion), such percentages based on the ratio of the aggregate Rents and Pre-Lease Rents allocable to the Leased
Property at such Contributable Sites and Master Lease Sites, as the case may be, divided by the aggregate Rents and Pre-Lease Rents payable with respect to all
Sites, in each case as set forth on EXHIBIT H to the Lease Agreement (which will be agreed by the parties prior to the Initial Closing as set forth in Section
3.9). Any waiver of the foregoing conditions, in whole or part, will in no event effect whether (or not) a Site satisfies the conditions for a Financeable Site;
however if Lessee elects to waive an Exception with respect to a Site for purposes of this Section 7.5 or Section 7.6 below and does not obtain the consent of the affected Contributor, then, notwithstanding anything to the contrary in this Agreement, neither Contributors nor Lessor will be responsible for, and Lessee agrees to indemnify Contributors and Lessor from and against, any Liabilities resulting from or arising in connection with any such waived
Exception.

     SECTION 7.6 INDIVIDUAL SITE CLOSING CONDITIONS.

     The Individual Site Closing Conditions with respect to any Master Lease
Site which is to be Leased by Lessor to Lessee at such Closing will have been satisfied or waived by Lessee (however such waiver will in no event effect whether (or not) a Site satisfies the conditions for a Financeable Site).

                                    ARTICLE 8

                      CONDITIONS TO CONTRIBUTORS', SPRINT'S
                        AND LESSOR'S OBLIGATIONS TO CLOSE

     Contributors', Sprint's and Lessor's obligations to consummate the transactions contemplated by this Agreement are subject to the satisfaction on or prior to the applicable Closing Date (unless otherwise provided below) of each of the following

                                       59

conditions, any or all of which may be waived in whole or in part by
Contributors, Sprint and Lessor:

     SECTION 8.1 REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSEE.

     (a) The representations and warranties of Lessee contained in Article 5 will be true and correct in all respects, in each case as of the date of this
Agreement and as of the Initial Closing Date, except for representations and warranties that speak as of a specific date or time other than the date of this
Agreement or the Initial Closing Date (which need only be true and correct as of such specified date or time); provided, that the conditions precedent set forth in this Section 8.1(a) will be deemed satisfied unless the inaccuracy, falsity or incorrectness of such representations and warranties would reasonably be expected to have a Lessee Material Adverse Effect.

     (b) The covenants and agreements of Lessee to be performed on or before the
Initial Closing Date in accordance with this Agreement will have been duly performed in all material respects.

     (c) Contributors will have received a certificate from Lessee signed on behalf of Lessee by an authorized officer of Lessee with respect to itself to the effect set forth in paragraphs (a) and (b) above dated the Initial Closing
Date.

     SECTION 8.2 HSR FILINGS.

     At the Initial Closing Date, any waiting periods applicable to the consummation of the transactions contemplated by this Agreement under the HSR
Act will have expired or been terminated, or Contributors and Lessee will have mutually concluded that no filing under the HSR Act is required with respect to the transactions contemplated by this Agreement, and no action will have been instituted by the United States Department of Justice or the United States
Federal Trade Commission challenging or seeking to enjoin the consummation of the transactions contemplated by this Agreement, which action will not have been withdrawn or terminated.

     SECTION 8.3 NO INJUNCTION OR PROCEEDINGS.

     At the Initial Closing Date, there will be no Order that is in effect that prohibits the Initial Closing and no legal proceedings will be pending involving any challenge to, or seeking material damages or other relief in connection with, any of the other transactions contemplated by this Agreement and the
Collateral Agreements or that would reasonably be expected to have the effect of preventing, delaying, making illegal or otherwise materially interfering with the transactions contemplated by this Agreement and the Collateral Agreements.

     SECTION 8.4 COLLATERAL AGREEMENTS.

     (a) Lessee will have executed and delivered to Contributors and Lessor (i)
the Lease Agreement (including the applicable Site Designation Supplements),
(ii) the Transition Services Agreement in form and substance reasonably satisfactory to

                                       60

Contributors and Sprint, (iii) the Separateness Agreement, and (iv) such other agreements and documents contemplated by Section 2.6.

     (b) As a condition to each Technical Closing, Lessee will have executed and delivered to Contributors and Lessor (i) amended schedules and exhibits to the
Lease Agreement (including the applicable Site Designation Supplements), and
(ii) such other agreements and documents contemplated by Section 2.7.

                                    ARTICLE 9

                            SURVIVAL; INDEMNIFICATION

     SECTION 9.1 INDEMNIFICATION OBLIGATIONS OF CONTRIBUTORS AND SPRINT.

     (a) Contributors and Sprint will, jointly and severally, indemnify and hold harmless each of the Lessee Indemnified Parties from, against and in respect of any and all claims, liabilities, obligations, losses, costs, expenses, penalties, fines and judgments (at equity or at law) and damages whenever arising or incurred (including amounts paid in settlement and reasonable attorneys' fees and expenses) (any of the foregoing, a "LOSS") arising out of or relating to:

                    (i) any breach or inaccuracy of any representation or
     warranty made by Contributors or Sprint in Article 4 of this Agreement;

                    (ii) any breach or nonperformance of any covenant, agreement or undertaking made by Contributors or Sprint in this Agreement;

                    (iii) any Taxes of Sprint, Contributors or Lessor (other
     than any Taxes which Lessee expressly assumes or agrees to indemnify against pursuant to the Lease Agreement);

                    (iv) the Excluded Assets;

                    (v) the Excluded Liabilities; and

                    (vi) the foreclosure, deed-in-lieu of foreclosure or similar action by the holder of a Ground Lessor Mortgage that results in the Loss of a Site by Lessee.

     (b) Neither Sprint nor Contributors will have any liability under any provision of this Agreement for any Losses to the extent that such Losses relate to the negligence, willful misconduct or breach of any representation, warranty, covenant or agreement of Lessee contained in this Agreement or any Collateral
Agreement or by any other Person (other than Contributors, Lessor, Sprint or their respective Affiliates) or their respective officers, agents, employees, representatives, contractors, licensees, tenants or subtenants.

                                       61

     (c) Neither Sprint nor Contributors will have any liability under any provision of this Agreement for Losses to the extent such Losses relate to the actions or obligations of Lessor under the Lease Agreement, such indemnities being only as and to the extent set forth in the Lease Agreement.

     (d) Lessee will take and will cause its Affiliates to take reasonable steps to mitigate any Losses upon becoming aware of any event which would reasonably be expected to or does give rise to any claim for Losses under this Article 9, but will not be required to incur costs to remedy the breach which gives rise to the Losses.

     (e) In the event of a Loss for which indemnification would be available to a Lessee Indemnified Party under Section 9.1(a)(vi), the damage for such Loss shall be measured by reference to the unamortized portion of the Rent or
Pre-Lease Rent allocable to the lost Site as set forth on EXHIBIT H to the Lease
Agreement.

     (f) The rights of the Lessee Indemnified Parties to indemnification under this Agreement will not be affected by any investigation conducted or actual or constructive knowledge acquired at any time by a Lessee Indemnified Party, whether before or after the date hereof or any Closing Date; provided, however, that if Lessee is aware of any matter or condition that would permit Lessee not to close the transactions contemplated hereby under Section 7.1(a) and Lessee nonetheless proceeds to the Initial Closing, then the Lessee Indemnified Parties will have no right to seek indemnification under Section 9.1(a)(i) with respect to Losses resulting or arising from such matter or condition.

     SECTION 9.2 INDEMNIFICATION OBLIGATIONS OF LESSEE.

     (a) Lessee will indemnify and hold harmless each of the Contributors
Indemnified Parties from, against and in respect of any and all Losses arising out of or relating to:

                    (i) any breach or inaccuracy of any representation or
     warranty made by Lessee in Article 5 of this Agreement; or

                    (ii) any breach or nonperformance of any covenant, agreement or undertaking made by Lessee in this Agreement.

     (b) Lessee will not have any liability under any provision of this
Agreement for any Losses to the extent that such Losses relate to the negligence, willful misconduct or breach of any representation, warranty, covenant or agreement of Contributors or Sprint contained in this Agreement or any Collateral Agreement or by any other Person (other than Lessee or its
Affiliates) or their respective officers, agents, employees, representatives, contractors, licensees, tenants or subtenants.

     (c) Contributors and Sprint will take and will cause their respective
Affiliates to take all reasonable steps to mitigate any Losses upon becoming aware of any event which would reasonably be expected to or does give rise to any claim for Losses under this Article 9, but will not be required to incur costs to remedy the breach which gives rise to the Losses.

                                       62

     (d) The rights of the Contributors Indemnified Parties to indemnification under this Agreement will not be affected by any investigation conducted or actual or constructive knowledge acquired at any time by a Contributors
Indemnified Party, whether before or after the date hereof or any Closing Date;
provided, however, that if Contributors is aware of any matter or condition that would permit Contributors not close the transactions contemplated hereby under
Section 8.1(a) and Contributors nonetheless proceed to the Initial Closing, then the Contributor Indemnified Parties will have no right to seek indemnification under Section 9.2(a)(i) with respect to Losses resulting or arising from such matter or condition.

     (e) Indemnification of Contributors with respect to Lessee's failure to perform, discharge or satisfy any of the Assumed Liabilities will be limited as and to the extent provided in the Lease Agreement.

     (f) Lessee's payment and indemnification obligations with respect to Taxes will be governed solely under Section 16 and Section 39 of the Lease Agreement and not this Article 9.

     SECTION 9.3 INDEMNIFICATION PROCEDURE FOR THIRD PARTY CLAIMS.

     (a) Promptly after receipt by an Indemnified Party of notice by a third party of a threatened or filed complaint or the threatened or actual commencement of any audit, investigation, action or proceeding with respect to which such Indemnified Party may be entitled to receive payment from the other party for any Loss, such Indemnified Party will provide written notification to
Lessee, Sprint or Contributors, whoever is the appropriate indemnifying party under this Agreement (the "INDEMNIFYING PARTY"), within thirty (30) days of the
Indemnified Party's becoming aware of the threatening or filing of such complaint or of the Indemnified Party's becoming aware of the threatened or actual commencement of such audit, investigation, action or proceeding;
provided, that the failure to so notify the Indemnifying Party will relieve the
Indemnifying Party from liability under this Agreement with respect to such claim only to the extent that such failure to notify the Indemnifying Party results in (i) the forfeiture by the Indemnifying Party of rights and defenses otherwise available to the Indemnifying Party with respect to such claim or (ii)
prejudice to the Indemnifying Party with respect to such claim. The Indemnifying
Party will have the right, upon written notice delivered to the Indemnified
Party within thirty (30) days thereafter, to assume the defense of such complaint, audit, investigation, action or proceeding, including the employment of counsel and the payment of the fees and disbursements of such counsel reasonably acceptable to the Indemnified Party. In the event, however, that the
Indemnifying Party declines or fails to assume the defense of the audit, investigation, action or proceeding on the terms provided above within such thirty (30) day period, then the Indemnified Party may employ counsel to represent or defend it in any such audit, investigation, action or proceeding and the Indemnifying Party will pay the reasonable fees and disbursements of such counsel as incurred; provided, that the Indemnifying Party will not be required to pay the fees and disbursements of more than one counsel (in addition to local counsel) for all Indemnified Parties in any single audit, investigation, action or proceeding. In any audit, investigation, action or proceeding with respect to which indemnification is being sought under this
Agreement, the Indemnified Party or the Indemnifying Party, whichever is not assuming

                                       63

the defense of such action, will have the right to participate in such matter and to retain its own counsel at such party's own expense. The Indemnifying
Party or the Indemnified Party, as the case may be, will at all times use reasonable efforts to keep the Indemnifying Party or the Indemnified Party, as the case may be, reasonably apprised of the status of any matter the defense of which they are maintaining and to cooperate in good faith with each other with respect to the defense of any such matter.

     (b) No Indemnified Party may settle or compromise any claim or consent to the entry of any judgment with respect to which indemnification is being sought under this Agreement without the prior written consent of the Indemnifying
Party, other than with respect to Shared Ground Lease Payments the settlement and/or compromise of which will be governed by Section 3.4.

     (c) In the event an Indemnified Party will claim a right to payment pursuant to this Agreement not involving a third party claim covered by Section
9.1 or Section 9.2, such Indemnified Party will send written notice of such claim to the appropriate Indemnifying Party. Such notice will specify in reasonable detail the basis for such claim. As promptly as possible after the
Indemnified Party has given such notice, such Indemnified Party and the appropriate Indemnifying Party will establish the merits and amount of such claim (by mutual agreement, arbitration, litigation or otherwise) and, within five (5) business days of the final determination of the merits and amount of such claim, the Indemnifying Party will pay to the Indemnified Party immediately available funds in an amount equal to such claim as determined under this
Agreement, if any.

     SECTION 9.4 INDEMNITY PERIOD.

     The Indemnity Period under this Agreement will begin on the date of this
Agreement and will terminate as follows:

     (a) the representations and warranties of the parties applicable to the
Sites for which the Leased Property at such Sites is being Leased to Lessee at the Initial Closing or Conversion Closing, as the case may be, will survive for
180 days following the applicable Closing Date and all other representations and warranties of the parties will survive for ninety (90) days following the Final
Closing Date; provided, that the following representations and warranties will survive indefinitely: Section 4.1 (Organization), Section 4.2 (Authority; No
Conflicts), Section 4.8 (Brokers; Finders, etc.), Section 5.1 (Incorporation),
Section 5.2 (Authority), Section 5.3 (No Conflicts) and Section 5.6 (Brokers,
Finders, etc.);

     (b) the covenants and agreements of the parties contemplated to be satisfied prior to the Initial Closing will not survive the Initial Closing;

     (c) the covenants and agreements of the parties applicable to the Sites for which the Leased Property at such Sites is being Leased to Lessee at a Closing that are contemplated to be satisfied prior to such Closing will not survive such Closing;

                                       64

     (d) any covenants and agreements (including those set forth in Sections 9.1 and 9.2) that expressly contemplate action to be taken after any such Closing will survive such Closing in accordance with their terms;

     (e) the provisions of Section 9.1(a)(iii) will survive until the date that is sixty (60) days following the expiration of the applicable statute of limitations, including as it may be extended from time to time by either of the parties; and

     (f) the provisions of Section 9.1(a)(iv) and Section 9.1(a)(v) will survive indefinitely.

     Notwithstanding the foregoing, if, prior to the close of business on the last day of the applicable Indemnity Period, an Indemnifying Party has been properly notified of a claim for Losses under this Agreement and such claim has not been finally resolved or disposed of at such date, such claim will continue to survive and will remain a basis for indemnity under this Agreement until such claim is finally resolved or disposed of in accordance with the terms of this
Agreement.

     SECTION 9.5 LIABILITY LIMITS.

     (a) The Lessee Indemnified Parties will not make a claim against
Contributors or Sprint for indemnification under Section 9.1 for any single Loss less than $15,000 (each, a "DE MINIMIS CLAIM"), unless and until the aggregate amount of Losses under Section 9.1, including for this purpose any De Minimis
Claims, exceeds $10,000,000 (the "LESSEE DEDUCTIBLE"); provided, that claims for indemnification (x) for breaches of the representations and warranties of Sprint or Contributors, as applicable, set forth in Section 4.1 (Organization), Section
4.2 (Authority; No Conflicts), and Section 4.8 (Brokers, Finders, etc.), (y)
under Section 9.1(a)(ii), Section 9.1(a)(iii), Section 9.1(a)(iv) and Section
9.1(a)(v), and (z) as set forth in Section 3.3(b)(ii)(4), will not be subject to the Lessee Deductible or the De Minimis Claim amount.

     (b) The Contributors Indemnified Parties will not make a claim against
Lessee for indemnification under Section 9.2 for any De Minimis Claim, unless and until the aggregate amount of Losses under Section 9.2, including for this purpose any De Minimis Claims, exceeds $10,000,000 (the "CONTRIBUTORS
DEDUCTIBLE"); provided, that claims for indemnification (x) for breaches of the representations and warranties of Lessee set forth in Section 5.1
(Incorporation), Section 5.2 (Authority), Section 5.6 (Brokers, Finders, etc.),
and Section 5.10 (Financial Capability), and (y) under Section 9.2(a)(ii), and
Section 9.2(a)(iii) will not be subject to the Contributors Deductible or the De
Minimis Claim amount.

     SECTION 9.6 EXCLUSIVE REMEDIES.

     Except for fraud, willful and intentional misrepresentation, willful and intentional breach of any of the representations, warranties or covenants, or any equitable remedy provided in Section 11.10, the provisions of this Article 9 set forth the exclusive rights and remedies of the Contributors Indemnified
Parties and the Lessee Indemnified Parties to seek or obtain damages or any other remedy or relief whatsoever from any party with

                                       65

respect to matters arising under or in connection with this Agreement and the transactions contemplated by this Agreement.

     SECTION 9.7 NETTING OF LOSSES.

     The amount of any Loss for which indemnification is provided under this
Article 9 will take into account (a) any amounts recovered or recoverable by the
Indemnified Party pursuant to any indemnification by, or indemnification agreement with, any third party, (b) any insurance proceeds or other cash receipts or sources of reimbursement collectable by the Indemnified Party in connection with any Losses and (c) any Tax consequences associated with such
Losses and the recovery thereof. If the amount to be netted hereunder from any payment required under Section 9.1 or Section 9.2 of this Agreement is determined after payment by the Indemnifying Party pursuant to this Article 9, the Indemnified Party will repay to the Indemnifying Party, promptly after such determination, any amount that the Indemnifying Party would not have had to pay pursuant to this Article 9 had such determination been made at the time of such payment.

                                   ARTICLE 10

                                   TERMINATION

     SECTION 10.1 TERMINATION OF AGREEMENT.

     This Agreement may be terminated and the transactions contemplated by this
Agreement may be abandoned at any time prior to the Initial Closing Date:

     (a) by mutual written consent of Contributors and Lessee;

     (b) by either Contributors or Lessee, if the Initial Closing will not have occurred on or prior to the day that is 180 days after the date of this
Agreement so long as the terminating party had not breached of any of its obligations under this Agreement in a manner that substantially delayed of the
Initial Closing; provided, that neither party will have the right to terminate this Agreement pursuant to this paragraph (b) prior to the date that is 270 days after the date of this Agreement if the principal reason the Initial Closing has not occurred on or prior to the day that is 180 days after the date of this
Agreement is the failure of the conditions to Closing set forth in Section 7.2 or Section 8.2 to be satisfied.

     (c) by Contributors, provided that they are not then in breach of any of their obligations under this Agreement, if Lessee (i) fails in any material respect to perform any of its covenants in this Agreement when performance thereof is due, (ii) has breached in any material respect any of the representations or warranties contained in Article 5 of this Agreement and does not cure the failure or breach within forty-five (45) days after Contributors deliver written notice thereof, or (iii) prior to the date (the "FIRST MILESTONE
DATE") that is 140 days after the date of this Agreement, has failed to obtain
Ground Lessor Estoppels for at least 50% of the Sites (such percentage calculated as set forth in Section 7.5), unless a significant reason for such failure is the breach by Contributors or Sprint of their undertakings under
Articles 2 or 3 with respect to the identification and

                                       66

cure of Exceptions and/or related representations or warranties (it being understood that Lessee has agreed to the Milestones Dates in material reliance that Contributors and Sprint will provide the resources, materials and cooperation required to be provided by Contributors and Sprint pursuant to
Article 2 and Article 3 in connection with identifying addressing and curing any exceptions in a timely manner), or a good faith dispute with Contributors over the existence or cure of an Exception that results in arbitration, but in any event provided that all other conditions to the Initial Closing will have been satisfied (or waived by the applicable party); provided, that (A) Lessee may elect to extend the First Milestone Date for an additional twenty-five (25) days
(the "SECOND MILESTONE DATE") by written notice to Contributors and delivery of an Additional Deposit to Escrow Agent on or before the First Milestone Date and
(B) Lessee may elect to extend the Second Milestone Date until the date that is
180 days after the date of this Agreement (the "LAST MILESTONE DATE") by written notice to Contributors and delivery of an Additional Deposit to Escrow Agent on or before the Second Milestone Date;

     (d) by Lessee, provided that it is not then in breach of any of its obligations under this Agreement, if Contributors (i) fail in any material respect to perform any of their covenants in this Agreement when performance thereof is due or (ii) have breached in any material respect any of the representations and warranties contained in Article 4 of this Agreement and do not cure the failure or breach within forty-five (45) days after Lessee delivers written notice thereof; or

     (e) by either Contributors or Lessee, if any permanent injunction, decree or judgment of any Governmental Authority preventing consummation of the transactions contemplated by this Agreement and the Collateral Agreements will have become final and nonappealable or any Law will make consummation of the transactions contemplated by this Agreement and the Collateral Agreements illegal or otherwise prohibited.

     SECTION 10.2 EFFECT OF TERMINATION.

     (a) If this Agreement is terminated pursuant to Section 10.1, this
Agreement (except for the last sentence of Section 6.1(a), Section 6.5 and
Section 6.12 and Section 11.4) will become null and void and have no effect, without any liability on the part of any party or its directors, officers or stockholders, except as otherwise provided in this Agreement. In the event of a termination under Section 10.1(c) or Section 10.1(d), or with respect to the provisions hereof that expressly survive termination, each of Lessee, Sprint and
Contributors will in all events be entitled to pursue any and all rights and remedies therefor to which it or they may be entitled at Law or in equity, including, without limitation, specific performance of the agreements and covenants of the other parties contained in this Agreement as provided in
Section 11.10.

     (b) If this Agreement is terminated for any reason other than (a) a material breach by Lessee of its obligations under this Agreement, or (b) the failure of Lessee to obtain all funds required to be provided by Lessee for the consummation of the transactions contemplated by this Agreement, the Deposit, together with all earnings thereon, will be returned by Escrow Agent to Lessee.

                                       67

     (c) Notwithstanding anything to the contrary contained herein, if this
Agreement is terminated by Lessee, pursuant to the last sentence of Section 3.9, the Deposit, together with all earnings thereon, will be returned by Escrow
Agent to Lessee.

     (d) If this Agreement is terminated as a result of (i) a material breach by
Lessee of its obligations under this Agreement, or (ii) the failure of Lessee to obtain all funds required to be provided by Lessee for the consummation of the transactions contemplated by this Agreement, the Deposit, together with all earnings thereon, will be delivered by Escrow Agent to Contributors.

                                   ARTICLE 11

                                  MISCELLANEOUS

     SECTION 11.1 COUNTERPARTS.

     This Agreement may be executed in counterparts, each of which will be deemed to be an original, but all of which will constitute one and the same agreement.

     SECTION 11.2 GOVERNING LAW

     This Agreement will be governed by and construed in accordance with the laws of the State of New York (regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof) as to all matters, including matters of validity, construction, effect, performance and remedies.

     SECTION 11.3 ENTIRE AGREEMENT.

     This Agreement (including the attached Schedules and Exhibits) and the
Collateral Agreements, constitute the entire agreement between the parties with respect to the subject matter of the Agreement and supersede all prior agreements, both written and oral, between the parties with respect to the subject matter of this Agreement. This Agreement will be binding upon and inure solely to the benefit of each party and its successors and permitted assigns.

     SECTION 11.4 FEES AND EXPENSES.

     Except as otherwise specifically set forth in this Agreement, whether the transactions contemplated by this Agreement are or are not consummated, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement will be paid by the party incurring such costs and expenses.

     SECTION 11.5 NOTICES.

     All notices, requests, demands, waivers and other communications required or permitted under this Agreement will be in writing and will be deemed to have been delivered (a) five (5) business days after being mailed by first-class mail, postage prepaid, (b) the next business day when sent overnight by a recognized courier service, (c) upon

                                       68

confirmation when sent by telex, telegram, telecopy or other form of rapid transmission, confirmed by mailing written confirmation at substantially the same time as such rapid transmission, or (d) upon delivery when personally delivered to the receiving party (which if other than an individual will be an officer or other responsible party of the receiving party). All such notices and communications will be mailed, sent or delivered as set forth below or to such other person(s), telex or facsimile number(s) or address(es) as the party to receive any such communication or notice may have designated by written notice to the other party.

          If to Contributors, to:

          Sprint Spectrum, L.P.
          1 International Blvd., Suite 800
          Mahweh, N.J. 07495
          Fax No. 201-684-4195
          Attention: Don Mueller

          with a copy to:

          Sprint Law Department
          KSOPHT0101 - Z2020
          6931 Sprint Parkway
          Overland Park, KS 66251
          Fax No. 913-523-9823
          Attention: Real Estate Attorney

          and a copy to:

          King & Spalding LLP
          191 Peachtree Street
          Atlanta, Georgia 30303-1763
          Fax No. (404) 572-5146
          Attention: Michael J. Egan
                     Raymond E. Baltz, Jr.

          If to Lessee, to:

          Global Signal, Inc.
          301 North Cattlemen Road, Suite 300
          Sarasota, Florida 34232,
          Attn: Greerson G. McMullen, General Counsel
          Fax: (941) 308-4294

                                       69

          with a copy to:

          Skadden, Arps, Slate, Meagher & Flom LLP
          Four Times Square
          New York, New York 10036
          Attn: Joseph A. Coco
          Fax: (917) 777-3050

     SECTION 11.6 ASSIGNMENT; SUCCESSORS AND ASSIGNS; THIRD-PARTY BENEFICIARIES.

     This Agreement will not be assignable by any party without the express prior written consent of the other parties to this Agreement and any such assignment will be null and void, except that (a) each of the parties to this
Agreement may assign all or a portion of its rights and remedies (but none of its obligations) under this Agreement to one or more of its respective
Affiliates, including, in connection with the formation of any special purpose entity in connection with the transactions contemplated by this Agreement, (b)
Lessee may assign all or any portion of its rights and remedies to its lenders, and (c) each of the parties may assign all or a portion of its rights, remedies and obligations to any entity (including, without limitation, a trust) to the extent necessary to receive Governmental Approval of any Governmental Antitrust
Authority in connection with the transactions contemplated by this Agreement
(provided that, with respect to the assignments referred to in clause (c): (i)
prior to such assignment, such entity provides the non-assigning party copies of such entity's most recent financial statements and other information (financial or otherwise) reasonably requested by the non-assigning party, (ii) if reasonably requested by the non-assigning party after a review of such financial information, the assigning party will guarantee the obligations of such entity under this Agreement and, if applicable, each of the Collateral Agreements,
(iii) with respect to the assignment of the Leased Property of any Sites that do not contain any Sprint Collocation Space, such entity satisfies the assignment standards set forth in the Lease Agreement, and (iv) such entity agrees to be bound by the terms and conditions of this Agreement as if a party to this
Agreement pursuant to an instrument in form and substance reasonably acceptable to the non-assigning party). This Agreement will be binding upon and inure solely to the benefit of each party and its successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or will confer upon any Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, except for Section 9.1 which is intended to benefit and may be enforced by any of the Lessee Indemnified Parties and Section 9.2
which is intended to benefit and may be enforced by any of the Contributors
Indemnified Parties.

     SECTION 11.7 HEADINGS; DEFINITIONS.

     The Section and Article headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and will not in any way affect the meaning or interpretation of this Agreement. For purposes of this Agreement, including the Exhibits and Schedules hereto, whenever the context requires: the singular number will include the plural, and vice versa; the masculine gender will include the

                                       70

feminine and neuter genders; the feminine gender will include the masculine and neuter genders; and the neuter gender will include the masculine and feminine genders.

     SECTION 11.8 AMENDMENT; MODIFICATION.

     This Agreement may be amended, modified or supplemented only by written agreement of the parties.

     SECTION 11.9 TIME OF ESSENCE.

     Time is of the essence in this Agreement, and whenever a date or time is set forth in this Agreement, the same has entered into and formed a part of the consideration for this Agreement.

     SECTION 11.10 SPECIFIC PERFORMANCE.

     Each party recognizes and agrees that if the other party should refuse to perform any of its obligations under this Agreement, the remedy at Law would be inadequate and agrees that for breach of such provisions, each party will, in addition to such other remedies as may be available to it at Law or in equity, be entitled to injunctive relief and to enforce its rights by an action for specific performance to the extent permitted by applicable Law. Each party hereby waives any requirement for security or the posting of any bond or other surety in connection with any temporary or permanent award of injunctive, mandatory or other equitable relief. The arbitrator referred to in Section 11.15 will be empowered to enforce this Section 11.10.

     SECTION 11.11 MUTUAL DRAFTING.

     This Agreement is the result of the joint efforts of Lessee, Sprint and
Contributors, and each provision of this Agreement has been subject to the mutual consultation, negotiation and agreement of the parties and there will be no construction against any party based on any presumption of that party's involvement in the drafting of this Agreement.

     SECTION 11.12 LIMITATION OF LIABILITY.

     Notwithstanding anything in this Agreement or the Collateral Agreements to the contrary, neither party will be liable to the other party for indirect, incidental, special or consequential damages, including, without limitation, diminution in value, loss of anticipated profits and punitive damages.

     SECTION 11.13 DISCLOSURES

     Disclosure of any fact or item in any Schedule to this Agreement or in the
Contributors Disclosure Letter or the Lessee Disclosure Letter, by reference to a particular section in this Agreement will be deemed to be disclosed with respect to every other section in this Agreement if such disclosure would permit a reasonable person to find such disclosure applicable to such other sections;
however such disclosure will in no event affect whether (or not) a Site satisfies the conditions for a Financeable Site or

                                       71

otherwise affect the rights obligations of the parties hereunder except with respect to the representations and warranties of the disclosing party. The specification of any dollar amount in the representations or warranties contained in this agreement or the inclusion of any specific item in any
Schedules to this Agreement or in the Contributors Disclosure Letter or the
Lessee Disclosure Letter is not intended to imply that such other amounts, higher or lower amounts or the items so included or other items, are or are not material.

     SECTION 11.14 JURISDICTION AND CONSENT TO SERVICE.

     Without limiting the jurisdiction or venue of any other court, Lessee and each Contributor (a) agree that any suit, action or proceeding arising out of or relating to this Agreement will be brought solely in the state or federal courts of the State of New York, (b) consent to the exclusive jurisdiction of each such court in any suit, action or proceeding relating to or arising out of this
Agreement, (c) waive any objection which it may have to the laying of venue in any such suit, action or proceeding in any such court, and (d) agree that service of any court paper may be made in such manner as may be provided under applicable laws or court rules governing service of process.

     SECTION 11.15 WAIVER OF JURY TRIAL.

     (a) EACH PARTY WAIVES ITS RIGHT TO A JURY TRIAL IN ANY COURT ACTION ARISING
AMONG ANY OF THE PARTIES, WHETHER UNDER OR RELATING TO THIS AGREEMENT, AND
WHETHER MADE BY CLAIM, COUNTER CLAIM, THIRD PARTY CLAIM OR OTHERWISE. If for any
reason the jury waiver is held to be unenforceable, the parties agree to binding arbitration for any dispute arising out of this Agreement or any claim arising under any federal, state or local statutes, laws or regulations, under the applicable commercial rules of the AAA and 9 U.S.C. Section 1, et. seq. Any arbitration (other than an arbitration pursuant to Section 3.5) will be held in the New York, New York metropolitan area and be subject to the Governing Law provision of this Agreement. Discovery in the arbitration will be governed by the Local Rules applicable in the United States District Court for the Southern
District of New York.

     (b) The agreement of each party to waive its right to a jury trial will be binding on its successors and assigns and will survive the termination of this
Agreement.

                                       72

     IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties as of the day first above written.

                                        SPRINT CORPORATION

                                        By: /s/ Les Meredith
                                            ------------------------------------
                                            Name: Les Meredith
                                            Title: Vice President - Mergers &
                                                   Acquisitions

                                        CONTRIBUTORS:

                                        APC REALTY & EQUIPMENT COMPANY, LLC

                                        By: /s/ Les Meredith
                                            ------------------------------------
                                            Name: Les Meredith
                                            Title: Vice President - Mergers &
                                                   Acquisitions

                                        AMERICAN PCS COMMUNICATIONS, LLC

                                        By: /s/ Les Meredith
                                            ------------------------------------
                                            Name: Les Meredith
                                            Title: Vice President - Mergers &
                                                   Acquisitions

                                        AMERICAN PCS, L.P.

                                        By: /s/ Les Meredith
                                            ------------------------------------
                                            Name: Les Meredith
                                            Title: Vice President - Mergers &
                                                   Acquisitions

                                        MASSPCSCO

                                        By: /s/ Les Meredith
                                            ------------------------------------
                                            Name: Les Meredith
                                            Title: Vice President - Mergers &
                                                   Acquisitions

                                        PCS LEASING COMPANY, L.P.

                                        By: /s/ Les Meredith
                                            ------------------------------------
                                            Name: Les Meredith
                                            Title: Vice President - Mergers &
                                                   Acquisitions

                                        PHILLIECO, L.P.

                                        By: /s/ Les Meredith
                                            ------------------------------------
                                            Name: Les Meredith
                                            Title: Vice President - Mergers &
                                                   Acquisitions

                                        SPRINT PCS ASSETS L.L.C.

                                        By: /s/ Les Meredith
                                            ------------------------------------
                                            Name: Les Meredith
                                            Title: Vice President - Mergers &
                                                   Acquisitions

                                        SPRINT SPECTRUM EQUIPMENT COMPANY L.P.

                                        By: /s/ Les Meredith
                                            ------------------------------------
                                            Name: Les Meredith
                                            Title: Vice President - Mergers &
                                                   Acquisitions

                                        SPRINT SPECTRUM L.P.

                                        By: /s/ Les Meredith
                                            ------------------------------------
                                            Name: Les Meredith
                                            Title: Vice President - Mergers &
                                                   Acquisitions

                                        SPRINT SPECTRUM REALTY COMPANY L.P.

                                        By: /s/ Les Meredith
                                            ------------------------------------
                                            Name: Les Meredith
                                            Title: Vice President - Mergers &
                                                   Acquisitions

                                        SPRINT TELEPHONY PCS, L.P.

                                        By: /s/ Les Meredith
                                            ------------------------------------
                                            Name: Les Meredith
                                            Title: Vice President - Mergers &
                                                   Acquisitions

                                        SPRINTCOM EQUIPMENT COMPANY L.P.

                                        By: /s/ Les Meredith
                                            ------------------------------------
                                            Name: Les Meredith
                                            Title: Vice President - Mergers &
                                                   Acquisitions

                                        SPRINTCOM, INC.

                                        By: /s/ Les Meredith
                                            ------------------------------------
                                            Name: Les Meredith
                                            Title: Vice President - Mergers &
                                                   Acquisitions

                                        GLOBAL SIGNAL INC.

                                        By: /s/ Wesley R. Edens
                                            ------------------------------------
                                            Name: Wesley R. Edens
                                            Title: Chief Executive Officer and
                                                   Chairman of the Board

                                   SCHEDULE 1

                               INCLUDED EQUIPMENT

None.

                                   SCHEDULE 2

                               EXCLUDED EQUIPMENT

-----------------------------------------------------------------------------------------------------------------
                          Equipment                                             Description
-----------------------------------------------------------------------------------------------------------------

1.    BTS equipment and components                        to include all inter-bay cabling
-----------------------------------------------------------------------------------------------------------------
2.    Equipment shelter (if applicable)
-----------------------------------------------------------------------------------------------------------------
3.    DC Power equipment                                  rectifiers, inverters
-----------------------------------------------------------------------------------------------------------------
4.    BTS batteries
-----------------------------------------------------------------------------------------------------------------
5.    Site lighting installed to support Sprint Base      refers only to those systems protecting Sprint Base
      Transmission Station night maintenance              Transmission Station and related equipment to include
                                                          generators
-----------------------------------------------------------------------------------------------------------------
6.    Alarm or security systems (if present)              Sprint equipment only
-----------------------------------------------------------------------------------------------------------------
7.    Fire suppression system (if present)
-----------------------------------------------------------------------------------------------------------------
8.    Network devices, circuits and related equipment
-----------------------------------------------------------------------------------------------------------------
9.    Tower lighting monitoring system, alarm data
      communications equipment, electrical supply and
      back-up power
-----------------------------------------------------------------------------------------------------------------
10.   Cabinets and equipment racks
-----------------------------------------------------------------------------------------------------------------
11.   HVAC equipment, including any fans or air           As part of radios, external separate unit, or part of
      circulation equipment                               equipment shelter
-----------------------------------------------------------------------------------------------------------------
12.   Power Protection Cabinet and foundation             power and telco side to including mounting hardware and
                                                          frame
-----------------------------------------------------------------------------------------------------------------
13.   Equipment steel platform                            used to support radios or carrier deployed site
                                                          components
-----------------------------------------------------------------------------------------------------------------
14.   Sprint primary transmit and receive antennas,
      coaxial cable main feedlines, jumpers and
      connectors
-----------------------------------------------------------------------------------------------------------------
15.   Mounting platforms                                  antenna platforms, T-Arms Mounts, boom gate mounts,
                                                          ring mounts
-----------------------------------------------------------------------------------------------------------------
16.   Hoisting grip equipment
-----------------------------------------------------------------------------------------------------------------
17.   Equipment concrete pad and/or piers
-----------------------------------------------------------------------------------------------------------------
18.   global position satellite antenna and global
      position satellite cable and antenna mount
-----------------------------------------------------------------------------------------------------------------
19.   Surge arrestors
-----------------------------------------------------------------------------------------------------------------
20.   Microwave antenna(s) components and Datanext
      system
-----------------------------------------------------------------------------------------------------------------
21.   Microwave radios
-----------------------------------------------------------------------------------------------------------------
22.   Electrical grounding system supporting Sprint's     to include all buss bars, leads, home-run, buried
      Communications Facility                             grounding ring, and rods; electrical grounding system
                                                          installed for the benefit of the tower itself is part
                                                          of the site and not excluded equipment
-----------------------------------------------------------------------------------------------------------------
23.   Cable trays including ice bridges and cable tray
      supports
-----------------------------------------------------------------------------------------------------------------
24.   Electrical panels, outlets, conduit, wiring
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

      and electric use meter supporting Sprint's
      Communication Facility
-----------------------------------------------------------------------------------------------------------------
25.   Telco conduit and wiring (including fiber optic     Includes spare conduit interconnecting Sprint equipment
      cables and related equipment)
-----------------------------------------------------------------------------------------------------------------
26.   Safety equipment (if present)                       Fire extinguishers, first aid kits, etc
-----------------------------------------------------------------------------------------------------------------
27.   Permanent or portable test equipment (if present)
-----------------------------------------------------------------------------------------------------------------
28.   Back-up Power/Generators, generator receptacles,
      propane tanks, automatic transfer switch
      installed to support Sprint's Communications
      Facility
-----------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 3

                                   QWEST SITES

See attached.

        CASCADE
         NUMBER                 ADDRESS                        CITY           STATE    ZIP
-------------------------------------------------------------------------------------------

1.     DN60XC037   5258 S. ALGONQUIN ROAD              MORRISON               CO      80465
-------------------------------------------------------------------------------------------
2.     DN60XC066   509 AIRPORT BLVD.                   AURORA                 CO      80011
-------------------------------------------------------------------------------------------
3.     DN60XC067   18000 E. 22ND AVENUE                AURORA                 CO      80011
-------------------------------------------------------------------------------------------
4.     DN14XC248   LUCKY FOUR RANCH, WEST HWY. 24      GREEN MOUNTAIN FALLS   CO      80819
-------------------------------------------------------------------------------------------
5.     DN29XC625   3926 WADSWORTH BLVD                 WHEAT RODGE            CO      80033
-------------------------------------------------------------------------------------------
6.     DN60XC074   12790 E. 38TH AVENUE                DENVER                 CO      80239
-------------------------------------------------------------------------------------------
7.     DN60XC082   5761 MCARTHUR RANCH ROAD            LITTLETON              CO      80124
-------------------------------------------------------------------------------------------
8.     DN63XC003   5258 SOUTH ALGONQUIN ROAD           MORRISON               CO      80465
-------------------------------------------------------------------------------------------
9.     DN63XC010   12764 COLORADO BLVD.                THORNTON               CO      80241
-------------------------------------------------------------------------------------------
10.    DN63XC013   3725 BLOOMINGTON STREET             COLORADO SPRINGS       CO      80922
-------------------------------------------------------------------------------------------
11.    DN63XC022   555 HAVANA                          AURORA                 CO      80010
-------------------------------------------------------------------------------------------
12.    DN63XC023   6139 TEMPLETON GAP ROAD             COLORADO SPRINGS       CO      80922
-------------------------------------------------------------------------------------------
13.    DN63XC024   1895 SOUTHGATE ROAD                 COLORADO SPRINGS       CO      80906
-------------------------------------------------------------------------------------------
14.    DN63XC025   15200 E. 53RD                       DENVER                 CO      80239
-------------------------------------------------------------------------------------------
15.    DN63XC034   4647 N HWY 83                       FRANKTOWN              CO      80134
-------------------------------------------------------------------------------------------
16.    DN63XC036   4155 S. BROADWAY                    ENGLEWOOD              CO      80110
-------------------------------------------------------------------------------------------
17.    DN63XC038   240 SOUTH SHERIDAN                  DENVER                 CO      80219
-------------------------------------------------------------------------------------------
18.    DN63XC046   4680 HWY 86                         FRANKTOWN              CO      80104
-------------------------------------------------------------------------------------------
19.    DN63XC047   5400 A GARFIELD (LVD)               LOVELAND               CO      80538
-------------------------------------------------------------------------------------------
20.    DN63XC048   8831 E. FLORIDA AVENUE              AURORA                 CO      80247
-------------------------------------------------------------------------------------------
21.    DN63XC050   7845 LOOKOUT ROAD                   NIWOT                  CO      80503
-------------------------------------------------------------------------------------------
22.    DN63XC054   1777 W. MISSISSIPPI                 DENVER                 CO      80223
-------------------------------------------------------------------------------------------
23.    DN63XC058   9307 HWY 121                        LITTLETON              CO      80128
-------------------------------------------------------------------------------------------
24.    DN63XC061   3734 OSAGE STREET                   DENVER                 CO      80211
-------------------------------------------------------------------------------------------
25.    DN63XC062   2850 CAVE OF THE WINDS ROAD         MANITOU SPRINGS        CO      80829
-------------------------------------------------------------------------------------------
26.    DN63XC068   2561 E. 120TH AVENUE                THORNTON               CO      80241
-------------------------------------------------------------------------------------------
27.    DN63XC072   23457 E. EXPOSITION AVE             AURORA                 CO      80018
-------------------------------------------------------------------------------------------
28.    DN63XC073   446 E. 144TH AVENUE                 THORNTON               CO      80020
-------------------------------------------------------------------------------------------
29.    DN63XC076   5400 E. YALE AVENUE                 DENVER                 CO      80222
-------------------------------------------------------------------------------------------
30.    DN63XC079   15352 IDA DRIVE                     AURORA                 CO      80015
-------------------------------------------------------------------------------------------
31.    DN63XC081   10560 REED STREET                   WESTMINSTER            CO      80021
-------------------------------------------------------------------------------------------
32.    DN63XC085   8150 BLACK FOREST ROAD              COLORADO SPRINGS       CO      80920
-------------------------------------------------------------------------------------------
33.    DN63XC087   700 BONNIE BRAE BLVD.               DENVER                 CO      80209
-------------------------------------------------------------------------------------------
34.    DN63XC091   1025 NORTHGATE ROAD                 COLORADO SPRINGS       CO      80921
-------------------------------------------------------------------------------------------
35.    DN63XC094   565 FLINTWOOD                       FRANKTOWN              CO      80116
-------------------------------------------------------------------------------------------
36.    DN63XC095   13251 YOSEMITE AVENUE               BRIGHTON               CO      80601
-------------------------------------------------------------------------------------------
37.    DN63XC096   7706 W. BOWLES AVE.                 LITTLETON              CO      80123
-------------------------------------------------------------------------------------------
38.    DN63XC102   3808 CARSON STREET                  EVANS                  CO      80620
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

39.    DN63XC106   2590 YORK ST.                       DENVER                 CO      80205
-------------------------------------------------------------------------------------------
40.    DN63XC108   1415 PLATTE STREET                  DENVER                 CO      80202
-------------------------------------------------------------------------------------------
41.    DN63XC109   20171 E. 96TH AVENUE                COMMERCE CITY          CO      80022
-------------------------------------------------------------------------------------------
42.    DN63XC113   OVERLAND TRAIL, NORTH OF DRAKE      FORT COLLINS           CO      80526
-------------------------------------------------------------------------------------------
43.    DN63XC116   3240 HUMBOLDT                       DENVER                 CO      80205
-------------------------------------------------------------------------------------------
44.    DN63XC120   750 14TH ST. SW (LVD)               LOVELAND               CO      80537
-------------------------------------------------------------------------------------------
45.    DN63XC126   8600 NORTH WELBY                    DENVER                 CO      80229
-------------------------------------------------------------------------------------------
46.    DN63XC127   9668 YEGGE ROAD                     EVERGREEN              CO      80465
-------------------------------------------------------------------------------------------
47.    DN63XC140   151 S. OAK AVENUE                   EATON                  CO      80634
-------------------------------------------------------------------------------------------
48.    DN63XC141   6265 EAST 88TH AVE                  HENDERSON              CO      80229
-------------------------------------------------------------------------------------------
49.    DN63XC142   9915 E 104TH AVENUE                 HENDERSON              CO      80640
-------------------------------------------------------------------------------------------
50.    DN63XC143   6350 WADSWORTH BLVD                 ARVADA                 CO      80004
-------------------------------------------------------------------------------------------
51.    MS14XC881   10508 FRANCE AVE                    BLOOMINGTON            MN      55437
-------------------------------------------------------------------------------------------
52.    MS60XC332   4020 ST. FRANCIS BLVD               ST. FRANCIS            MN      55070
-------------------------------------------------------------------------------------------
53.    MS62XC318   2230 HIGHWAY 100 SOUTH              ST. LOUIS PARK         MN      55416
-------------------------------------------------------------------------------------------
54.    MS63XC011   22800 TYPO CREEK DR. NE             LINWOOD TOWNSHIP       MN      55079
-------------------------------------------------------------------------------------------
55.    MS63XC018   700 LEWIS AVE NORTH                 WATERTOWN              MN      55388
-------------------------------------------------------------------------------------------
56.    MS63XC260   901 1ST AVE  N.W.                   BUFFALO                MN      55313
-------------------------------------------------------------------------------------------
57.    MS63XC304   4501 BALL ROAD NE                   BLAINE                 MN      55014
-------------------------------------------------------------------------------------------
58.    MS63XC316   5600 LYNWOOD BLVD                   MOUND                  MN      55364
-------------------------------------------------------------------------------------------
59.    MS63XC391   3201 LA BEAUX AVE. NE               ST. MICHAEL            MN      55376
-------------------------------------------------------------------------------------------
60.    MS63XC398   9605 JEFFERSON TRAIL W.             INVER GROVE HEIGHTS    MN      55077
-------------------------------------------------------------------------------------------
61.    MS63XC412   638 BRANCH AVE. N.                  NORTH BRANCH           MN      55056
-------------------------------------------------------------------------------------------
62.    MS63XC416   21240 HOLYOKE AVENUE                LAKEVILLE              MN      55044
-------------------------------------------------------------------------------------------
63.    MS63XC418   17350 82ND  AVE. N                  MAPLE GROVE            MN      55311
-------------------------------------------------------------------------------------------
64.    OM63XC474   6000 A STREET                       LINCOLN                NE      68510
-------------------------------------------------------------------------------------------
65.    OM63XC476   7601 NORTH 30TH STREET              OMAHA                  NE      68111
-------------------------------------------------------------------------------------------
66.    OM63XC478   2601 NORTH 70TH STREET              LINCOLN                NE      68505
-------------------------------------------------------------------------------------------
67.    OM63XC479   3501 STATE STREET                   OMAHA                  NE      68112
-------------------------------------------------------------------------------------------
68.    OM63XC480   1842 N. 144TH STREET                OMAHA                  NE      68154
-------------------------------------------------------------------------------------------
69.    OM63XC482   2502 SOUTH 130TH AVENUE             OMAHA                  NE      68144
-------------------------------------------------------------------------------------------
70.    OM63XC483   10105 SOUTH 23RD STREET             BELLEVUE               NE      68123
-------------------------------------------------------------------------------------------
71.    OM63XC484   2401 N. 48TH STREET                 LINCOLN                NE      68504
-------------------------------------------------------------------------------------------
72.    PO60XC004   4575 SW RESEARCH WAY                CORVALLIS              OR      97333
-------------------------------------------------------------------------------------------
73.    PO60XC028   5405 N. LAGOON                      PORTLAND               OR      97217
-------------------------------------------------------------------------------------------
74.    PO60XC088   650 NW HICKORY ST                   ALBANY                 OR      97321
-------------------------------------------------------------------------------------------
75.    PO60XC148   4780 LIBERTY ROAD, S.               SALEM                  OR      97302
-------------------------------------------------------------------------------------------
76.    PO60XC150   2001 16TH ST. NE                    SALEM                  OR      97303
-------------------------------------------------------------------------------------------
77.    PO60XC152   4370 SILVERTON ROAD                 SALEM                  OR      97305
-------------------------------------------------------------------------------------------
78.    PO63XC006   6485 PACIFIC BLVD SW                ALBANY                 OR      97322
-------------------------------------------------------------------------------------------
79.    PO63XC007   4000 E. 30TH AVENUE                 EUGENE                 OR      97405
-------------------------------------------------------------------------------------------
80.    PO63XC010   1235 OVERLOOK DR                    LAKE OSWEGO            OR      97034
-------------------------------------------------------------------------------------------
81.    PO63XC012   333 58TH STREET                     SPRINGFIELD            OR      97478
-------------------------------------------------------------------------------------------
82.    PO63XC017   251 INDUSTRIAL WAY                  LEBANON                OR      97355
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

83.    PO63XC020   6936 NE MLK BLVD.                   PORTLAND               OR      97211
-------------------------------------------------------------------------------------------
84.    PO63XC022   11925 SE CRUICKSHANK ROAD           DAYTON                 OR      97114
-------------------------------------------------------------------------------------------
85.    PO63XC025   1723 E. POWELL BLVD.                GRESHAM                OR      97030
-------------------------------------------------------------------------------------------
86.    PO63XC026   19200 WILLAMETTE DRIVE              OREGON CITY            OR      97068
-------------------------------------------------------------------------------------------
87.    PO63XC032   5330 N. COLUMBIA COURT              PORTLAND               OR      97203
-------------------------------------------------------------------------------------------
88.    PO63XC035   4856 32ND AVENUE                    SALEM                  OR      97301
-------------------------------------------------------------------------------------------
89.    PO63XC036   17500 SW FARMINGTON ROAD            BEAVERTON              OR      97007
-------------------------------------------------------------------------------------------
90.    SE54XC004   12830 SE LAKE HOLM ROAD             AUBURN                 WA      98098
-------------------------------------------------------------------------------------------
                   DONAVA HILL, 1/4 MILE S. OF
91.    SE56XC150   RAILROAD AVE                        FT. LEWIS              WA      98433
-------------------------------------------------------------------------------------------
92.    SE60XC207   4522 132ND STREET SE                SNOHOMISH              WA      98296
-------------------------------------------------------------------------------------------
93.    SE60XC317   16501 64TH ST. E.                   SUMNER                 WA      98390
-------------------------------------------------------------------------------------------
94.    SE60XC404   8005 PACIFIC AVENUE                 TACOMA                 WA      98408
-------------------------------------------------------------------------------------------
95.    SE60XC410   6202 SOUTH TYLER                    TACOMA                 WA      98409
-------------------------------------------------------------------------------------------
96.    SE63XC003   8806 VILLA BEACH ROAD               ANDERSON ISLAND        WA      98303
-------------------------------------------------------------------------------------------
97.    SE63XC006   3700 20TH AVE. NW                   OLYMPIA                WA      98502
-------------------------------------------------------------------------------------------
98.    SE63XC102   2040 210TH CIRCLE NE                REDMOND                WA      98074
-------------------------------------------------------------------------------------------
99.    SE63XC108   12339 15TH AVE. NE                  SEATTLE                WA      98125
-------------------------------------------------------------------------------------------
100.   SE63XC204   21225 NE 50TH ST.                   REDMOND                WA      98053
-------------------------------------------------------------------------------------------
101.   SE63XC205   16300 112TH AVE NE                  BOTHELL                WA      98011
-------------------------------------------------------------------------------------------
102.   SE63XC208   1901 N. LA VENTURE ROAD             MOUNT. VERNON          WA      98273
-------------------------------------------------------------------------------------------
103.   SE63XC302   3600 E VALLEY RD                    RENTON                 WA      98055
-------------------------------------------------------------------------------------------
104.   SE63XC309   3211 MARTIN LUTHER KING WAY SOUTH   SEATTLE                WA      98144
-------------------------------------------------------------------------------------------
105.   SE63XC313   26750 SE 188TH ST.                  ISSAQUAH               WA      98027
-------------------------------------------------------------------------------------------
106.   SE63XC314   12606 1ST AVENUE SOUTH              SEATTLE                WA      98168
-------------------------------------------------------------------------------------------
                   26901 MAPLE VALLEY-BLACK DIAMON
107.   SE63XC318   ROAD SE                             MAPLE VALLEY           WA      98038
-------------------------------------------------------------------------------------------
108.   SE63XC319   1600 AUBURN WAY N                   AUBURN                 WA      98002
-------------------------------------------------------------------------------------------
109.   SE63XC321   12805 SE 208TH ST.                  KENT                   WA      98031
-------------------------------------------------------------------------------------------
110.   SE63XC322   1625 SW 114TH ST.                   SEATTLE                WA      98146
-------------------------------------------------------------------------------------------
111.   SE63XC323   421 - 5TH AVENUE NW                 PACIFIC                WA      98047
-------------------------------------------------------------------------------------------
112.   SE63XC325   24029 144TH AVE. SE                 KENT                   WA      98042
-------------------------------------------------------------------------------------------
113.   SE63XC327   11455 DES MOINES MEMORIAL DR. S.    SEATTLE                WA      98168
-------------------------------------------------------------------------------------------
114.   SE63XC404   3720 KITSAP WAY                     BREMERTON              WA      98312
-------------------------------------------------------------------------------------------
115.   SE63XC405   2709 JAHN AVE.                      GIG HARBOR             WA      98335
-------------------------------------------------------------------------------------------
116.   SE63XC406   2300 6TH STREET                     BREMERTON              WA      98312
-------------------------------------------------------------------------------------------
117.   SE63XC407   1220 TRACY STREET                   LACEY                  WA      98503
-------------------------------------------------------------------------------------------
118.   SE63XC409   1480 NE FAIRGROUNDS ROAD            BREMERTON              WA      98311
-------------------------------------------------------------------------------------------
119.   SE63XC410   1620 W. REYNOLDS AVENUE             CENTRALIA              WA      98531
-------------------------------------------------------------------------------------------
120.   SE63XC412   APPROX 8100 QUINAULT DR             LACEY                  WA      98516
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

121.   SE63XC413   22316 MOUNTAIN HWY E.               SPANAWAY               WA      98387
-------------------------------------------------------------------------------------------
122.   SE63XC416   9000 JACKSON AVENUE                 FORT LEWIS             WA      98433
-------------------------------------------------------------------------------------------
123.   SE63XC418   8520 PHILLIPS RD. SW                LAKEWOOD               WA      98498
-------------------------------------------------------------------------------------------
124.   SE63XC419   548 KAISER RD.                      OLYMPIA                WA      98502
-------------------------------------------------------------------------------------------
125.   SE63XC423   LAKESIDE DRY STORAGE                SUMNER                 WA
-------------------------------------------------------------------------------------------
126.   SE63XC425   3000 BLOCK, HWY 16                  GORST                  WA      98367
-------------------------------------------------------------------------------------------
127.   DN13XC305   4801 EAST HARMONY ROAD              FT. COLLINS            CO      80525
-------------------------------------------------------------------------------------------
128.   DN13XC308   HWY 25 AND WCR 48                   JOHNSTOWN              CO      80534
-------------------------------------------------------------------------------------------
129.   DN13XC310   3801 WEICKER DRIVE                  FORT COLLINS           CO      80524
-------------------------------------------------------------------------------------------
130.   DN54XC124   10030 WEST 27TH AVENUE              WHEAT RIDGE            CO      80215
-------------------------------------------------------------------------------------------
131.   OM63XC471   17570 HWY 50                        SPRINGFIELD            NE      68059
-------------------------------------------------------------------------------------------
132.   PO63XC033   300 RIMROCK DRIVE                   CASTLE ROCK            WA      98611
-------------------------------------------------------------------------------------------
133.   SE63XC328   1616 NE 30TH STREET                 RENTON                 WA      98050
-------------------------------------------------------------------------------------------
134.   SE63XC112   8477 SE 68TH STREET                 MERCER ISLAND          WA      98040
-------------------------------------------------------------------------------------------
135.   SE63XC320   29208 18TH AVE - SOUTH              FEDERAL WAY            WA      98003
-------------------------------------------------------------------------------------------
136.   DN13XC332   209 NORTH KUNER ROAD                BRIGHTON               CO      80601
-------------------------------------------------------------------------------------------
137.   DN14XC234   5750 E FOUNTAIN BLVD                COLORADO SPRINGS       CO      80916
-------------------------------------------------------------------------------------------
138.   DN63XC075   5925 S UNIVERSITY BLVD              LITTLETON              CO      80121
-------------------------------------------------------------------------------------------
139.   DN63XC121   225 MAIN                            SECURITY               CO      80911
-------------------------------------------------------------------------------------------
140.   DN63XC124   805 EMORY CIR                       COLORADO SPRINGS       CO      80915
-------------------------------------------------------------------------------------------
141.   MS03XC126   1 PETERSON PLACE                    NORTH OAKS             MN      55127
-------------------------------------------------------------------------------------------
142.   MS14XC843   9330 ENSIGN AVENUE SOUTH            BLOOMINGTON            MN      55438
-------------------------------------------------------------------------------------------
143.   MS60XC810   2927 NEVADA AV N                    NEW HOPE               MN      55427
-------------------------------------------------------------------------------------------
144.   OM54XC450   11175 S 204TH STREET                GRETNA                 NE      68028
-------------------------------------------------------------------------------------------
145.   PO40XC002   11965 SE 82ND AVENUE                PORTLAND               OR      97266
-------------------------------------------------------------------------------------------
146.   PO54XC009   12390 SW SCHOLLS FERRY              TIGARD                 OR      97223
-------------------------------------------------------------------------------------------
147.   PO54XC001   29722 SW BOONES FERRY RD            WILSONVILLE            OR      97070
-------------------------------------------------------------------------------------------
148.   PO13XC213   3855 AMBER STREET NE                SALEM                  OR      97301
-------------------------------------------------------------------------------------------
149.   SE03XC261   2605 22ND AVENUE EAST               SEATTLE                WA      98112
-------------------------------------------------------------------------------------------
150.   SE13XC919   7500 196TH STREET SW                LYNNWOOD               WA      98036
-------------------------------------------------------------------------------------------
151.   SE33XC120   11302 BURNHAM DR NW                 GIG HARBOR             WA      98322
-------------------------------------------------------------------------------------------
152.   SE33XC152   10021 158TH ST E                    PUYALLUP               WA      98373
-------------------------------------------------------------------------------------------
153.   SE33XC154   5303 144TH STREET EAST              TACOMA                 WA      98446
-------------------------------------------------------------------------------------------
154.   SE33XC178   1001 STATE ROUTE 906                TACOMA                 WA      98405
-------------------------------------------------------------------------------------------
155.   SE36XC021   4520 FLORA ROAD                     FORT LEWIS             WA      98433
-------------------------------------------------------------------------------------------
156.   PH60XC020   4140 E. CHANDLER BLVD               PHOENIX                AZ      85044
-------------------------------------------------------------------------------------------
157.   PH60XR103   4322 W. MARYLAND AVE                GLENDALE               AZ      85306
-------------------------------------------------------------------------------------------
158.   PH60XR118   3150 S. ALMA SCHOOL RD              CHANDLER               AZ      85224
-------------------------------------------------------------------------------------------
159.   PH60XR121   2948 E. VAN BUREN RD                PHOENIX                AZ      85008
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

160.   PH63XC002   2928 S. 38TH ST.                    PHOENIX                AZ      85040
-------------------------------------------------------------------------------------------
161.   PH63XC003   3526 W. VAN BUREN                   PHOENIX                AZ      85009
-------------------------------------------------------------------------------------------
162.   PH63XC004   15236 NORTH 59TH AVE                GLENDALE               AZ      85306
-------------------------------------------------------------------------------------------
163.   PH63XC005   5700 N. ECHO CANYON PARKWAY         PHOENIX                AZ      85018
-------------------------------------------------------------------------------------------
164.   PH63XC006   29499 NORTH SCOTTSDALE ROAD         SCOTTSDALE             AZ      85262
-------------------------------------------------------------------------------------------
165.   PH63XC010   9447 W THUNDERBIRD RD.              PEORIA                 AZ      85381
-------------------------------------------------------------------------------------------
166.   PH63XC012   6800 BLOCK E MCDOWELL RD            MESA                   AZ      85215
-------------------------------------------------------------------------------------------
167.   PH63XC013   2653 EAST MCKELLIPS                 PHOENIX                AZ      85213
-------------------------------------------------------------------------------------------
168.   PH63XC014   2230 SOUTH BUTTERCUP                MESA                   AZ      85208
-------------------------------------------------------------------------------------------
169.   PH63XC015   4755 EAST UNIVERSITY DR.            MESA                   AZ      85205
-------------------------------------------------------------------------------------------
170.   PH63XC018   9860 WEST UNION HILLS DR            PEORIA                 AZ      85373
-------------------------------------------------------------------------------------------
171.   PH63XC019   1215 S. 51ST AVENUE                 PHOENIX                AZ      85043
-------------------------------------------------------------------------------------------
172.   PH63XC023   3510 E THOMAS RD                    MESA                   AZ      85215
-------------------------------------------------------------------------------------------
173.   PH63XC030   8525 W. OSBORN AVE.                 PHOENIX                AZ      85037
-------------------------------------------------------------------------------------------
174.   PH63XC032   10540 W. INDIAN SCHOOL RD           PHOENIX                AZ      85037
-------------------------------------------------------------------------------------------
175.   PH63XC033   12247  W. INDIAN SCHOOL RD          AVONDALE               AZ      85340
-------------------------------------------------------------------------------------------
176.   PH63XC035   2345 N. COUNTRY CLUB                MESA                   AZ      85201
-------------------------------------------------------------------------------------------
177.   PH63XC038   520 N. MARSHALL                     CASA GRANDE            AZ      85231
-------------------------------------------------------------------------------------------
178.   PH63XC042   16912 N. 114TH AVE                  SURPRISE               AZ      85374
-------------------------------------------------------------------------------------------
179.   PH63XC043   56 SOUTH MERIDIAN                   APACHE JUNCTION        AZ      85220
-------------------------------------------------------------------------------------------
180.   PH63XC044   9355 E. SOUTHERN                    MESA                   AZ      85208
-------------------------------------------------------------------------------------------
181.   PH63XC045   7900 E. MAIN STREET                 MESA                   AZ      85207
-------------------------------------------------------------------------------------------
182.   PH63XC500   13001 N. TORTOLITA ROAD             TUCSON                 AZ      85653
-------------------------------------------------------------------------------------------
183.   PH63XC501   63735 E. SADDLEBROOK DR.            TUCSON                 AZ      85739
-------------------------------------------------------------------------------------------
184.   PH63XC504   7995 S KOLB RD                      TUCSON                 AZ      85739
-------------------------------------------------------------------------------------------
185.   PH63XC523   101 E. RILLITO                      TUCSON                 AZ      85747
-------------------------------------------------------------------------------------------
186.   PH63XC525   966 E. HUGHES ACCESS RD.            TUCSON                 AZ      85742
-------------------------------------------------------------------------------------------
187.   PH63XC526   10801 N. LA CHOLLA BLVD             TUCSON                 AZ      85741
-------------------------------------------------------------------------------------------
188.   PH63XC528   4625 S. THIRD AVE                   TUCSON                 AZ      85714
-------------------------------------------------------------------------------------------
189.   PH63XC530   341 N. MACNAB                       NOGALES                AZ      85645
-------------------------------------------------------------------------------------------
190.   PH63XC531   6 ALEGRIA RD                        TUBAC                  AZ      85621
-------------------------------------------------------------------------------------------
191.   PH63XC532   2361 N. CIARDULLI DR                NOGALES                AZ      85621
-------------------------------------------------------------------------------------------

                                    EXHIBIT A

                             SCHEDULE OF OWNED SITES

CASCADE NUMBER   ADDRESS
--------------   -------

1. OG35XC198     2592 Dupont Drive
                 Irvine, CA 92612
                 Orange County

2. NL13XC116     809 S. Clearview, Parkway
                 Metairie, LA 70001
                 Jefferson County

3. DA03XC235     301 Industrial Avenue
                 Ft. Worth, TX 76104
                 Tarrant County

4. CL03XC306     665 Lexington Ave
                 Mansfield Oh 44906
                 Richland County

5. OR54XC020     2615 West Gulf to Lake Hwy 44
                 Lecanto, Fl 34461-0000
                 Citrus County

6. PH04XC017     901 E 18th St
                 Tucson, AZ 85719
                 Pima County

7. VG03XC037     4 Jean Avenue
                 Jean, NV 89108
                 Clark County

8. VG54XC242     4243 North Las Vegas Blvd
                 Las Vegas, NV 89115-0512
                 Clark County

                                    EXHIBIT B

                SCHEDULE OF LEASED SITES AND OTHER INTEREST SITES

                                  See attached.

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1.      AL03XC002   1 MONROE ST                                     TROY                       NY    12180       RENSSELAER
2.      AL03XC003   14 CROSSING BLVD                                CLIFTON PARK               NY    12065       SARATOGA
3.      AL03XC004   MILEPOST 10.1                                   COEYMANS                   NY    12045       ALBANY
4.      AL03XC006   154A DELAWARE AVE                               DELMAR                     NY    12054       ALBANY
5.      AL03XC007   594 COLUMBIA TPKE                               EAST GREENBUSH             NY    12061       RENSSELAER
6.      AL03XC008   339 MICHAEL RD                                  EAST GREENBUSH             NY    12061       RENSSELAER
7.      AL03XC012   106 LUZERNE RD                                  QUEENSBURY                 NY    12804       WARREN
8.      AL03XC013   1315 LOUDON ROAD                                COLONIE                    NY    12212       ALBANY
9.      AL03XC018   2751 CURRY ROAD                                 SCHENECTDY                 NY    12303       ALBANY
10.     AL03XC022   2570 STATE ROUTE 9                              MALTA                      NY    12020       SARATOGA
11.     AL03XC025   MAIN AVENUE                                     WYNANTSKILL                NY    12180       RENSSELAER
12.     AL03XC026   55 LEVERSEE RD                                  TROY                       NY    12182       RENSSELAER
13.     AL03XC031   NELSON AVE.                                     SARATOGA SPGS.             NY    12866       SARATOGA
14.     AL03XC037   44 HANNAY LN                                    GLENMONT                   NY    12077       ALBANY
15.     AL03XC039   THIRD AVE. EXT.                                 EAST GREENBUSH             NY    12061       RENSSELAER
16.     AL03XC040   WOODS HILL RD.                                  VOORHEESVILLE              NY    12186       ALBANY
17.     AL03XC045   572 BONNYVIEW LANE                              PRINCETOWN                 NY    12306       SCHENECTADY
18.     AL03XC047   287 USHERS RD                                   CLIFTON PARK               NY    12065       SARATOGA
19.     AL03XC048   CLAM STEAM RD.                                  HALFMOON                   NY    12065       SARATOGA
20.     AL03XC052   18 GLENRIDGE RD.                                SCOTIA                     NY    12302       SCHENECTADY

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

21.     AL03XC056   346 SAWKILL RD                                  KINGSTON                   NY    12401       ULSTER
22.     AL03XC057   CLEARWATER RD.                                  NEW PALTZ                  NY    12561       ULSTER
23.     AL03XC058   300 VENUTO RD                                   PLATTEKILL                 NY    12568       ULSTER
24.     AL03XC059   LIME KILN RD.                                   WEST COXSACKIE             NY    12192       GREENE
25.     AL03XC061   RTE. 9W                                         NEW BALTIMORE              NY    12087       GREENE
26.     AL03XC062   409 QUAKER ST                                   WALLKILL                   NY    12589       ORANGE
27.     AL03XC063   TOMSONS RD.                                     SAUGERTIES                 NY    12477       ULSTER
28.     AL03XC064   3110 OLD KINGS RD                               CATSKILL                   NY    12414       GREENE
29.     AL03XC065   89 S OHIOVILLE RD                               NEW PALTZ                  NY    12561       ULSTER
30.     AL03XC067   291 GROFF RD                                    PALATINE BRIDGE            NY    13428       MONTGOMERY
31.     AL03XC068   2443 WASHOUT RD                                 SCOTIA                     NY    12302       SCHENECTADY
32.     AL03XC069   HORNING ROAD                                    PALATINE BRIDGE            NY    13428       MONTGOMERY
33.     AL03XC070   SWITZER HILL RD.                                MOHAWK                     NY    134070000   MONTGOMERY
34.     AL03XC073   1952 CENTRAL AVE                                ALBANY                     NY    12205       ALBANY
35.     AL03XC078   HIRSCHFIELD RD.                                 FLORIDA                    NY    12010       ORANGE
36.     AL04XC005   6018 DROTT DR                                   EAST SYRACUSE              NY    13057       ONONDAGA
37.     AL04XC006   1802 TEALL AVE                                  SYRACUSE                   NY    13206       ONONDAGA
38.     AL04XC009   6245 RANDALL RD.                                SYRACUSE                   NY    13214       ONONDAGA
39.     AL04XC011   536 STATE FAIR BLVD                             SYRACUSE                   NY    13204       ONONDAGA
40.     AL04XC013   BELLE ISLE RD.                                  SYRACUSE                   NY    13219       ONONDAGA
41.     AL04XC014   103 COMMERCE BLVD                               LIVERPOOL                  NY    13088       ONONDAGA

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
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42.     AL04XC019   290 ELWOOD DAVIS ROAD                           LIVERPOOL                  NY    13088       ONONDAGA
43.     AL04XC022   SO. TERRY RD.                                   GEDDES                     NY    13219       ONONDAGA
44.     AL04XC025   4100-4160 STATE ROUTE 31                        CLAY                       NY    13041       ONONDAGA
45.     AL04XC028   7939 CREGO RD                                   BALDWINSVILLE              NY    130270000   ONONDAGA
46.     AL04XC029   5882 DEVOE RD.                                  CAMILLUS                   NY    13031       ONONDAGA
47.     AL04XC030   INTERSTATE ISLAND RD.                           VAN BUREN                  NY    13027       ONONDAGA
48.     AL04XC031   8201 E SENECA TPKE                              MANLIUS                    NY    13104       ONONDAGA
49.     AL04XC032   222 MIDLER PARK DR                              SYRACUSE                   NY    13206       ONONDAGA
50.     AL04XC033   5860 MCKINLEY RD                                BREWERTON                  NY    13029       ONONDAGA
51.     AL04XC034   1551 BREWERTON RD                               SYRACUSE                   NY    13208       ONONDAGA
52.     AL04XC036   PERU RD.                                        JORDAN                     NY    13080       ONONDAGA
53.     AL04XC038   ROUTE 5                                         HERKIMER                   NY    130570000   HERKIMER
54.     AL04XC039   RR 3                                            LITTLE FALLS               NY    13365       HERKIMER
55.     AL04XC040   PATRICK RD.                                     VERONA                     NY    13478       ONEIDA
56.     AL04XC044   6694 CANTON STREET                              WARNERS                    NY    131640000   ONONDAGA
57.     AL04XC045   5207 EUREKA RD                                  ROME                       NY    13440       ONEIDA
58.     AL04XC046   1444 FYLER RD                                   CHITTENANGO                NY    13037       MADISON
59.     AL04XC047   NEW BOSTON RD.                                  CANASTOTA                  NY    13032       MADISON
60.     AL04XC048   179 THUMB RD.                                   ST. JOHNSVILLE             NY    13452       FULTON
61.     AL04XC049   159 DWIGHT PARK CIR                             SYRACUSE                   NY    13209       ONONDAGA
62.     AT03XC013   2755 APPLE VALLEY RD NE                         ATLANTA                    GA    30319       DEKALB

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
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63.     AT03XC014   4034 BUFORD HWY NE                              ATLANTA                    GA    30345       DEKALB
64.     AT03XC017   1771 BRIARWOOD RD NE                            ATLANTA                    GA    30329       DEKALB
65.     AT03XC024   2155 N DECATUR RD                               DECATUR                    GA    30033       DEKALB
66.     AT03XC029   1081 MEMORIAL DR SE REAR                        ATLANTA                    GA    30316       FULTON
67.     AT03XC037   3314 CLIFTON CHURCH RD SE                       ATLANTA                    GA    30316       DEKALB
68.     AT03XC038   2090 JONESBORO RD SE                            ATLANTA                    GA    30315       FULTON
69.     AT03XC044   1504 AUSTIN DR                                  DECATUR                    GA    30032       DEKALB
70.     AT03XC052   464 HENRY FORD II AVE                           HAPEVILLE                  GA    30354       FULTON
71.     AT03XC054   3945 CONLEY ST                                  COLLEGE PARK               GA    30337       CLAYTON
72.     AT03XC057   2973 HEADLAND DR SW                             ATLANTA                    GA    30311       FULTON
73.     AT03XC062   1035 RESEARCH CENTER                            ATLANTA                    GA    30331       FULTON
                    ATLANTA DR SW
74.     AT03XC068   2664 BANKHEAD HWY NW                            ATLANTA                    GA    30318       FULTON
75.     AT03XC069   871 WHEELER ST NW                               ATLANTA                    GA    30318       FULTON
76.     AT03XC071   380 MARIETTA ST NW                              ATLANTA                    GA    30313       FULTON
77.     AT03XC074   5690 MITCHELL RD SE/LOC                         SMYRNA                     GA    30059       COBB
                    SUITE CT
78.     AT03XC078   2100 MARIETTA BLVD NW                           ATLANTA                    GA    30318       FULTON
79.     AT03XC079   1871 HOLLYWOOD RD NW                            ATLANTA                    GA    30318       FULTON

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

80.     AT03XC086   4300 NORTHSIDE DR NW                            ATLANTA                    GA    30327       FULTON
81.     AT03XC089   120 NORTHWOOD DR NE                             ATLANTA                    GA    30342       FULTON
82.     AT03XC090   5900 HEARDS DR NW                               ATLANTA                    GA    30328       FULTON
83.     AT03XC097   2900 SPRINGDALE RD SW                           ATLANTA                    GA    30315       FULTON
84.     AT03XC106   2717 CAMPBELL BLVD                              ELLENWOOD                  GA    30294       CLAYTON
85.     AT03XC117   1451 HUDSON BRIDGE RD                           STOCKBRIDGE                GA    30281       HENRY
86.     AT03XC121   491 THURMAN RD                                  STOCKBRIDGE                GA    30281       HENRY
87.     AT03XC124   3499 REX RD                                     REX                        GA    30273       CLAYTON
88.     AT03XC136   889 COMMERE DR SW                               CONYERS                    GA    30207       ROCKDALE
89.     AT03XC139   2183 COFFEE RD                                  LITHONIA                   GA    30058       DEKALB
90.     AT03XC140   4966 REDAN RD                                   STONE MOUNTAIN             GA    30088       DEKALB
91.     AT03XC146   4779 ROCKBRIDGE RD                              STONE MOUNTAIN             GA    30083       DEKALB
92.     AT03XC159   4286 CHAMBLEE TUCKER RD                         DORAVILLE                  GA    30340       DEKALB
93.     AT03XC177   4601 WINTERS CHAPEL RD                          DORAVILLE                  GA    30360       DEKALB
94.     AT03XC180   1227 PITTS RD                                   DUNWOODY                   GA    30350       FULTON
95.     AT03XC182   9310 SCOTT RD                                   ROSWELL                    GA    30076       FULTON
96.     AT03XC192   2141 CASCADE DR                                 ACWORTH                    GA    30102       CHEROKEE
97.     AT03XC198   3000 JOHNSON FERRY RD                           MARIETTA                   GA    30062       COBB

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

98.     AT03XC200   3685 SANDY PLAINS RD                            MARIETTA                   GA    30066       COBB
99.     AT03XC226   1328 UNION HILL RD                              ALPHARETTA                 GA    30004       FORSYTH
100.    AT03XC229   700 LANIER 400 PKWY                             CUMMING                    GA    30040       FORSYTH
101.    AT03XC243   1731 DIXIE AV                                   MARIETTA                   GA    30060       COBB
102.    AT03XC246   1733 POWDER SPRINGS RD SW                       MARIETTA                   GA    30064       COBB
103.    AT03XC249   1351 MIMOSA DR SW                               MARIETTA                   GA    30060       COBB
104.    AT03XC250   430 VETERANS MEMORIAL HWY                       MABLETON                   GA    30126       COBB
                    SE
105.    AT03XC252   1421 VETERANS MEMORIAL                          MABLETON                   GA    30126       COBB
                    HWY SE
106.    AT03XC253   4400 COMMERCE CIR SW                            ATLANTA                    GA    30336       FULTON
107.    AT03XC255   7312 FACTORY SHOALS RD                          AUSTELL                    GA    30168       COBB
108.    AT03XC256   580 THORNTON RD                                 LITHIA SPRINGS             GA    30122       DOUGLAS
109.    AT03XC278   5695 RIVERDALE RD                               COLLEGE PARK               GA    30349       CLAYTON
110.    AT03XC279   6130 OLD NATIONAL HWY                           COLLEGE PARK               GA    30349       FULTON
111.    AT03XC282   7490 OLD NATIONAL HWY                           RIVERDALE                  GA    30296       FULTON
112.    AT03XC283   7905 HIGHWAY 85                                 RIVERDALE                  GA    30274       CLAYTON
113.    AT03XC291   3499 ROBINSON RD                                MARIETTA                   GA    30068       COBB
114.    AT03XC309   2620 CASCADE PALMETTO HWY                       ATLANTA                    GA    30331       FULTON
                    SW

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

115.    AT03XC318   2085 ROSWELL ROAD                               MARIETTA                   GA    300620000   COBB
116.    AT03XC324   2967 CENTRAL AVE                                EAST POINT                 GA    30344       FULTON
117.    AT03XC325   1275 PRYOR RD SW                                ATLANTA                    GA    30315       FULTON
118.    AT03XC338   1406 RAILROAD AVE                               SUGAR HILL                 GA    30518       GWINNETT
119.    AT03XC339   95 PEACHTREE INDUSTRIAL                         SUGAR HILL                 GA    30518       GWINNETT
                    BLVD
120.    AT03XC352   4400 HOMESTEAD DR SE                            ACWORTH                    GA    30102       BARTOW
121.    AT03XC353   2400 NEW MACLEAN ROAD                           POWDER SPRINGS             GA    30073       COBB
122.    AT03XC355   338 JOE FRANK HARRIS PKWY                       EMERSON                    GA    30137       BARTOW
123.    AT03XC365   4557 HIGHWAY 29 N                               NEWNAN                     GA    30265       COWETA
124.    AT03XC396   843 DOGWOOD RD                                  LAWRENCEVILLE              GA    30044       GWINNETT
125.    AT03XC410   220 BROWN INDUSTRIAL                            CANTON                     GA    30114       CHEROKEE
                    PKWY
126.    AT03XC412   80 SMYRNA CHURCH RD                             CARROLLTON                 GA    30117       CARROLL
127.    AT03XC424   3944 BANKHEAD HWY                               DOUGLASVILLE               GA    30134       DOUGLAS
128.    AT03XC425   3360 FAIRBURN RD                                DOUGLASVILLE               GA    30135       DOUGLAS
129.    AT03XC452   2300 SATELLITE BLVD                             DULUTH                     GA    30097       GWINNETT
130.    AT03XC453   110 TANK HILL ST                                CARTERSVILLE               GA    30120       BARTOW
131.    AT03XC461   4500 DUE WEST RD NW                             KENNESAW                   GA    30152       COBB

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

132.    AT03XC466   4719 BALL GROUND HWY                            CANTON                     GA    30114       CHEROKEE
133.    AT03XC471   4965 ATLANTA HWY/LOC REAR                       ALPHARETTA                 GA    30201       FORSYTH
134.    AT03XC474   10860 STATE BRIDGE RD                           ALPHARETTA                 GA    30022       FULTON
135.    AT03XC475   225 CURIE DR                                    ALPHARETTA                 GA    30005       FORSYTH
136.    AT03XC476   2130 PEACHTREE PKWY                             CUMMING                    GA    30041       FORSYTH
137.    AT03XC478   10950 BELL RD                                   DULUTH                     GA    30097       FULTON
138.    AT03XC493   4578 LEWIS RD                                   STONE MOUNTAIN             GA    30083       DEKALB
139.    AT03XC498   4327 BROWNSVILLE RD                             POWDER SPRINGS             GA    30127       COBB
140.    AT03XC681   3151 ELIZABETH LANE                             SMYRNA                     GA    30080       COBB
141.    AT03XC998   1493 GA HIGHWAY 92                              FAYETTEVILLE               GA    30214       FAYETTE
142.    AT04XC513   1261 ATLANTA HWY                                BOGART                     GA    30622       OCONEE
143.    AT04XC514   2095 BROAD ST                                   STATHAM                    GA    30666       BARROW
144.    AT20XC650   PARCEL NEXT TO 2507/2509                        SOCIAL CIRCLE              GA    30025       WALTON
145.    AT20XC654   3530 HIGHWAY 77 S                               GREENSBORO                 GA    30642       GREENE
146.    AT20XC655   4199 BILL GARDNER PARKWAY                       LOCUST GROVE               GA    30253       HENRY
147.    AT25XC004   850 HEMBREE ROAD                                ROSWELL                    GA    300750000   FULTON
148.    AT25XC010   3774 CENTRAL AVE                                DORAVILLE                  GA    303400000   DEKALB
149.    AT25XC025   1353 BROCKETT ROAD                              CLARKSTON                  GA    300210000   DEKALB

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

150.    AT25XC037   BEAVER RUIN ROAD                                NORCROSS                   GA    300710000   GWINNETT
151.    AT25XC041   2154 MT. ZION ROAD                              JONESBORO                  GA    302360000   CLAYTON
152.    AT25XC044   5324 OLD NORCROSS ROAD                          Norcross                   GA    300710000   GWINNETT
153.    AT25XC068   529 FLINT TRAIL                                 JONESBORO                  GA    302360000   CLAYTON
154.    AT25XC099   OAKLEY ROAD                                     UNION CITY                 GA    302910000   FULTON
155.    AT25XC102   488 EAGLES LANDING                              STOCKBRIDGE                GA    302810000   HENRY
                    PARKWAY
156.    AT33XC024   1489 TURNER CHURCH ROAD                         MCDONOUGH                  GA    302520000   HENRY
157.    AT33XC025   3428 HIGHWAY 20                                 MCDONOUGH                  GA    302520000   HENRY
158.    AT33XC027   100 MORRIS ROAD                                 MADISON                    GA    306500000   MORGAN
159.    AT33XC028   169 EMMETT YOUNG ROAD                           Grantville                 GA    302200000   COWETA
160.    AT33XC047   68 QUARRY RD.                                   Newnan                     GA    302630000   COWETA
161.    AT33XC059   7650 ROCK MOUNTAIN ROAD                         LITHONIA                   GA    300580000   DEKALB
162.    AT33XC060   1970 ALCOVY MOUNTAIN RD                         MONROE                     GA    306550000   WALTON
163.    AT33XC061   3303 MCGARITY ROAD                              SOCIAL CIRCLE              GA    30025       WALTON
164.    AT33XC062   1340 SOUTH MACON  HWY /                         WATKINSVILLE               GA    306210000   OCONEE
                    US 129
165.    AT33XC107   1503 HATFIELD ROAD                              RISING FAWN                GA    30738       DADE
166.    AT33XC109   8126 SCENIC HIGHWAY                             RISING FAWN                GA    30738       DADE

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

167.    AT33XC115   1512 LEE SCHOOL ROAD                            LAFAYETTE                  GA    30728       WALKER
168.    AT33XC117   353 SCENIC HIGHWAY                              RISING FAWN                GA    30738       DADE
169.    AT33XC119   693 LONGLEY ROAD                                OCOEE                      TN    37361       POLK
170.    AT33XC121   10507 HIGHWAY 58                                OOLTEWAH                   TN    37363       HAMILTON
171.    AT33XC123   5211 HOWARDSVILLE ROAD                          APISON                     TN    37302       HAMILTON
172.    AT33XC124   6982 HIGHWAY 27                                 CHATTANOOGA                TN    37405       MARION
173.    AT33XC129   3883 RHEA CO. HWY                               DAYTON                     TN    37321       RHEA
174.    AT33XC163   2865 NEWNAN ROAD                                CARROLLTON                 GA    30116       CARROLL
175.    AT33XC172   12574 HIGHWAY 193           NORTH OF HIGHWAY    CHICKAMAUGA                GA    30707       WALKER
                                                193 AND HIGHWAY
                                                136 JUNCTION
176.    AT33XC183   732 BRANNAN ROAD                                McDonough                  GA    302530000   HENRY
177.    AT33XC187   1381 GREENSBORO HIGHWAY                         WATKINSVILLE               GA    306770000   OCONEE
178.    AT33XC221   452 BLUE SPRINGS LANE, SE                       CLEVELAND                  TN    37311       BRADLEY
179.    AT33XC232   1139 MANUFACTURER'S ROAD                        DAYTON                     TN    37321       RHEA
180.    AT33XC271   3573 CENTERVILLE HIGHWAY                        LITHONIA                   GA    300580000   GWINNETT

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

181.    AT33XC285   3877 MT. PISGAH ROAD                            RINGGOLD                   GA    30736       CATOOSA
182.    AT33XC293   6786 GEORGETOWN ROAD, NW                        CLEVELAND                  TN    37312       BRADLEY
183.    AT54XC004   888 HIGHWAY 140                                 WOODSTOCK                  GA    301880000   CHEROKEE
184.    AT54XC011   514 HAHLEY FARM RD.                             CANTON                     GA    301150000   CHEROKEE
185.    AT54XC014   200 WOODLAND BROOK DRIVE                        CANTON                     GA    301150000   CHEROKEE
186.    AT54XC015   5753 VAUGHN ROAD                                CANTON                     GA    301550000   CHEROKEE
187.    AT54XC016   790 SWAN LAKE                                   CANTON                     GA    301150000   CHEROKEE
188.    AT54XC022   129 HILLMONT DRIVE                              WOODSTOCK                  GA    301880000   CHEROKEE
189.    AT54XC027   2021 MARS HILL RD                               ACWORTH                    GA    301010000   COBB
190.    AT54XC037   3536 OLD HAMILITON MILL                         BUFORD                     GA    305190000   GWINNETT
                    ROAD
191.    AT54XC041   7581 SPOUT SPRINGS ROAD                         BUFORD                     GA    305190000   HALL
192.    AT54XC056   7500 HALL ROAD                                  FAIBURN                    GA    302130000   FULTON
193.    AT54XC057   4676 STONEWALL TELL ROAD                        COLLEGE PARK               GA    303490000   FULTON
194.    AT54XC059   3901 CHAPELL HILL ROAD                          DOUGLASVILLE               GA    301350000   DOUGLAS
195.    AT54XC071   4577 HIGHWAY 400 NORTH                          DAWSONVILLE                GA    305340000   DAWSON
196.    AT54XC079   325 CLEVELAND HIGHWAY                           CLERMONT                   GA    305270000   HALL
197.    AT54XC094   5655 WHITEHEAD DRIVE                            BUFORD                     GA    305180000   GWINNETT

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

198.    AT54XC104   5089 ANNISTOWN ROAD                             STONE MOUNTAIN             GA    300870000   GWINNETT
199.    AT54XC146   316 OLD BETHEL ROAD                             JACKSON                    GA    302330000   BUTTS
200.    AT54XC148   2404 HIGHWAY 16 EAST                            JACKSON                    GA    302330000   BUTTS
201.    AT54XC149   4558 HWY 213                                    MANSFIELD                  GA    300550000   NEWTON
202.    AT54XC176   4578-A HIGHWAY 81 SOUTH                         COVINGTON                  GA    300160000   NEWTON
203.    AT54XC181   3890 NEWNAN ROAD                                GRIFFIN                    GA    302230000   SPALDING
204.    AT54XC189   1488 HIGHWAY 92 SOUTH                           FAYETTEVILLE               GA    302150000   FAYETTE
205.    AT54XC192   3138 FAYETTE HWY                                GRIFFIN                    GA    302230000   SPALDING
206.    AT54XC195   101 RAILROAD ROAD                               BROOKS                     GA    303050000   FAYETTE
207.    AT54XC250   4098 SOUTH COBB DRIVE                           SMYRNA                     GA    300800000   COBB
208.    AT54XC256   172 CANDLER ROAD                                ATLANTA                    GA    303170000   DEKALB
209.    AT54XC263   4701 AUSTELL RD/STALLION    WOOD LOT BEHIND     MARIETTA                   GA    301060000   COBB
                    PARKWAY                     BUILDING
210.    AT54XC275   5270 NORTHFIELD BLVD.                           COLLEGE PARK               GA    303490000   FULTON
211.    AT54XC278   1555 CAMPBELLTON ROAD                           ATLANTA                    GA    303110000   FULTON
212.    AT54XC279   2929 LANDRUM DRIVE                              ATLANTA                    GA    303110000   FULTON
213.    AT54XC292   715 BUSH STREET                                 ROSWELL                    GA    300750000   FULTON
214.    AU13XC049   5820 GENERAL BRUCE DRIVE                        TEMPLE                     TX    76502       BELL

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

215.    AU13XC050   7415 MACHACHA RD                                AUSTIN                     TX    787480000   TRAVIS
216.    AU13XC051   118 FM 969                                      BASTROP                    TX    78602       BASTROP
217.    AU13XC052   634 1/2 SLAUGHTER LANE W                        AUSTIN                     TX    787481662   TRAVIS
218.    AU13XC056   7544 NORTH LAMAR                                AUSTIN                     TX    78752       TRAVIS
219.    AU13XC063   12322 FM 620                                    AUSTIN                     TX    787500000   WILLIAMSON
220.    AU13XC065   1221 SOUTH LAMAR BLVD                           AUSTIN                     TX    78704       TRAVIS
221.    AU13XC067   3121 MANOR ROAD                                 AUSTIN                     TX    767220000   TRAVIS
222.    AU13XC068   4435 1/2 FRONTIER TRL                           AUSTIN                     TX    787451513   TRAVIS
223.    AU13XC072   10001 N. IH 35                                  AUSTIN                     TX    78753       TRAVIS
224.    AU13XC073   15311 1/2 BURNET RD                             AUSTIN                     TX    787282800   TRAVIS
225.    AU13XC074   774 LOUIS HENNA BLVD.                           ROUND ROCK                 TX    78664       WILLIAMSON
226.    AU13XC076   10806 HIGHWAY 620                               AUSTIN                     TX    78726       TRAVIS
227.    AU13XC077   3206 DUKE ROAD                                  AUSTIN                     TX    78724       TRAVIS
228.    AU13XC079   12402 TECHNOLOGY                                AUSTIN                     TX    78727       TRAVIS
229.    AU13XC083   1602 FM 1460                                    ROUND ROCK                 TX    786640000   WILLIAMSON
230.    AU13XC084   5316 AVENUE F                                   AUSTIN                     TX    787510000   TRAVIS
231.    AU13XC085   400 COUNTY ROAD 180                             LEANDER                    TX    78641       WILLIAMSON
232.    AU13XC086   8800 HAZELHURST DR                              AUSTIN                     TX    787293756   WILLIAMSON
233.    AU13XC088   11605 1/2 SPICEWOOD                             AUSTIN                     TX    78750       TRAVIS
                    PARKWAY

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

234.    AU13XC089   3801 BRUSHY CREEK ROAD                          CEDAR PARK                 TX    786130000   WILLIAMSON
235.    AU13XC090   2500 COUNTY ROAD 172                            ROUND ROCK                 TX    78681       WILLIAMSON
236.    AU13XC091   4812 N IH35                                     AUSTIN                     TX    787510000   TRAVIS
237.    AU13XC092   3908 SOUTH JACK KULTGEN                         WACO                       TX    76706       MCLENNAN
                    EXPRESSWAY
238.    AU13XC093   150 HAVERLAND DRIVE                             GEORGETOWN                 TX    786260000   WILLIAMSON
239.    AU13XC096   1150 SOUTH BELL BLVD                            CEDAR PARK                 TX    786130000   WILLIAMSON
240.    AU13XC104   9619 BECK CIRCLE                                AUSTIN                     TX    78758       TRAVIS
241.    AU13XC121   500 VFW ROAD                                    AUSTIN                     TX    787530000   TRAVIS
242.    AU13XC122   311 BOWIE STREET                                AUSTIN                     TX    78703       TRAVIS
243.    AU13XC127   262 SHILLING DRIVE                              ELM MOTT                   TX    76640       MCLENNAN
244.    AU13XC129   13945 1/2 N. US HWY 183                         AUSTIN                     TX    787175908   WILLIAMSON
245.    AU33XC211   7501 HIGHWAY 290 WEST                           DRIPPING SPRINGS           TX    78620       HAYS
246.    AU33XC218   348 MIDDLE CREEK ROAD                           JOHNSON CITY               TX    786360000   BLANCO
247.    AU33XC233   10701 RR 12 SOUTH                               WIMBERLY                   TX    78676       HAYS
248.    AU33XC234   10889 NORTH HWY 281                             JOHNSON CITY               TX    786630000   BLANCO
249.    AU54XC196   1902 FLEISCHER DRIVE                            AUSTIN                     TX    787280000   TRAVIS
250.    AU54XC197   1701 COUNTRY ROAD 110                           GEORGETOWN                 TX    786260000   WILLIAMSON
251.    AU54XC200   100 RIVER OAKS RD                               AUSTIN                     TX    787330000   TRAVIS

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

252.    AU54XC208   7610 1/2 MCANGUS RD                             DEL VALLE                  TX    786170000   TRAVIS
253.    AU54XC211   1478 UPPER ELGIN RIVER                          ELGIN                      TX    786210000   BASTROP
                    RD.
254.    AU54XC212   1468 OLD SAYERS ROAD                            BASTROP                    TX    786020000   BASTROP
255.    AU54XC217   1833 FM 1624                                    GIDDINGS                   TX    789420000   LEE
256.    AU54XC222   168 CR 347 LP                                   GAUSE                      TX    778570000   MILAM
257.    AU54XC224   4193 US HWY 77                                  CHILTON                    TX    766320000   FALLS
258.    AU54XC225   1735 WILLIAMSON ROAD                            BUDA                       TX    786100000   HAYS
259.    AU54XC226   3300 BLOCK OF US-77                             LORENA                     TX    766550000   MCLENNAN
260.    AU54XC228   700 CR 118                                      HUTTO                      TX    786340000   WILLIAMSON
261.    AU54XC233   38010 W. HIGHWAY 84 @                           MCGREGOR                   TX    766570000   MCLENNAN
                    BURKETT LANE
262.    AU54XC234   11252 E. US 84                                  GATESVILLE                 TX    765280000   CORYELL
263.    AU54XC239   4705 E. HWY. 84                                 GATESVILLE                 TX    765280000   CORYELL
264.    AU54XC257   HWY. 195 AND FM 2484                            KILLEEN                    TX    765490000   BELL
265.    AU54XC262   6868 HWY 195                                    FLORENCE                   TX    765270000   WILLIAMSON
266.    AU54XC264   104 W. TOMLINSON ST.                            FLORENCE                   TX    765270000   WILLIAMSON
267.    AU54XC274   12550 COMINO REAL                               KYLE                       TX    786400000   CALDWELL
268.    AU54XC277   7794 W. HWY. 79                                 ROCKDALE                   TX    765670000   MILAM
269.    AU54XC278   29503 US HWY 79                                 THORNDALE                  TX    765770000   WILLIAMSON
270.    AU54XC279   CR 432 @ U.S. HWY 79                            THRALL                     TX    765740000   WILLIAMSON
271.    AU54XC280   1036 DOUTHIT                                    ROCKDALE                   TX    765670000   MILAM
272.    AU54XC282   HWY 36 NORTH NEAR CR 336                        MILANO                     TX    778570000   MILAM

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
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273.    AU54XC299   HWY 95 SOUTH OF CR 453      10951 S HWY 95      TAYLOR                     TX    765740000   WILLIAMSON
274.    AU54XC300   1600 BLOCK, SH 95                               ELGIN                      TX    786210000   AUSTIN
275.    AU54XC301   3701 KELLY LANE                                 PFLUGERVILLE               TX    786600000   TRAVIS
276.    AU54XC302   17618 FM 973                                    MANOR                      TX    786530000   TRAVIS
277.    AU54XC320   19412 HAMILTON POOL                             DRIPPING SPRINGS           TX    786200000   TRAVIS
                    ROAD, UNIT 2
278.    AU54XC335   20431 FM 2338                                   FLORENCE                   TX    782620000   WILLIAMSON
279.    AU54XC336   2215 TOWER ROAD                                 LIBERTY HILL               TX    786420000   WILLIAMSON
280.    AU54XC345   180 CR 311                                      MARBLE FALLS               TX    786540000   LLANO
281.    AU54XC347   2227 E HWY 21                                   LINCOLN                    TX    789480000   LEE
282.    AU54XC350   352 COUNTY ROAD 21S                             REGAN                      TX    766800000   FALLS
283.    AU54XC351   3947 STATE HWY 6                                MARLIN                     TX    766610000   FALLS
284.    AU54XC352   OLD TIME ROAD                                   RIESEL                     TX    766820000   MCLENNAN
285.    AU54XC353   STATE HWY 6                                     WACO                       TX    767050000   MCLENNAN
286.    AU54XC355   OLD MARLIN HWY                                  WACO                       TX    767050000   MCLENNAN
287.    AU54XC356   8448 NORTH HWY 6                                WACO                       TX    767120000   MCLENNAN
288.    AU54XC357   9096 ROCK CREEK RD                              WACO                       TX    767080000   MCLENNAN
289.    BI03XC001   2216 COURT R                                    BIRMINGHAM                 AL    35218       JEFFERSON
290.    BI03XC002   130 BLUE HOLE ROAD                              PELL CITY                  AL    35125       ST. CLAIR
291.    BI03XC005   1294 HIGHWAY 35                                 PELHAM                     AL    35124       SHELBY
292.    BI03XC006   8 13TH ST S                                     BIRMINGHAM                 AL    35233       JEFFERSON
293.    BI03XC007   4233 MORRIS AVE                                 BIRMINGHAM                 AL    35222       JEFFERSON

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

294.    BI03XC008   1660 HIGH SCHOOL DR                             BIRMINGHAM                 AL    35221       JEFFERSON
295.    BI03XC010   3339 CLEBURN AVE SW                             BIRMINGHAM                 AL    35221       JEFFERSON
296.    BI03XC011   203 PATRICIA ST                                 BESSEMER                   AL    35023       JEFFERSON
297.    BI03XC012   312 EDNA RD                                     HOOVER                     AL    35244       JEFFERSON
298.    BI03XC013   5240 MEADOWBROOK ROAD                           BIRMINGHAM                 AL    35242       SHELBY
299.    BI03XC014   816 SPRINGDALE RD                               BIRMINGHAM                 AL    35217       JEFFERSON
300.    BI03XC016   515 MONTGOMERY HWY                              BIRMINGHAM                 AL    35216       JEFFERSON
301.    BI03XC020   32 64TH ST N                                    BIRMINGHAM                 AL    35212       JEFFERSON
302.    BI03XC022   429 HILLTOP RD                                  ADAMSVILLE                 AL    35005       JEFFERSON
303.    BI03XC023   1398 BEAUTY CIRCLE                              BIRMINGHAM                 AL    35214       JEFFERSON
304.    BI03XC024   1655 MORGAN PARK RD                             PELHAM                     AL    35124       SHELBY
305.    BI03XC030   7773 GADSDEN HWY                                TRUSSVILLE                 AL    35173       JEFFERSON
306.    BI03XC032   1478 PETTYJOHN RD                               BESSEMER                   AL    35022       JEFFERSON
307.    BI03XC033   3589 EAST ST                                    MOUNTAIN BROOK             AL    35243       JEFFERSON
308.    BI03XC034   5620 SERVICE ROAD                               BIRMINGHAM                 AL    35235       JEFFERSON
309.    BI03XC035   917 INDUSTRIAL PARK CIR                         BESSEMER                   AL    35022       JEFFERSON
310.    BI03XC036   3165 BONNIE AVE                                 BIRMINGHAM                 AL    35224       JEFFERSON
311.    BI03XC039   4358 HILLSEDGE RD                               IRONDALE                   AL    35210       JEFFERSON
312.    BI03XC040   4475 FLAT TOP RD                                BIRMINGHAM                 AL    35073       JEFFERSON

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

313.    BI03XC041   1520 PRATT HWY                                  BIRMINGHAM                 AL    35214       JEFFERSON
314.    BI03XC042   257 SNOW DR                                     BIRMINGHAM                 AL    35209       JEFFERSON
315.    BI03XC043   1238 BLUE RIDGE BLVD                            HOOVER                     AL    35226       JEFFERSON
316.    BI03XC046   525 PARK RD                                     PLEASANT GROVE             AL    35127       JEFFERSON
317.    BI03XC047   1403 JONES DAIRY RD                             JASPER                     AL    35501       WALKER
318.    BI03XC048   1769 BROWNLEE HILLS RD                          BIRMINGHAM                 AL    35210       JEFFERSON
319.    BI03XC049   3441 GRANTS MILL RD                             LEEDS                      AL    35094       JEFFERSON
320.    BI03XC050   1003 SHALE RD                                   LEEDS                      AL    35094       JEFFERSON
321.    BI03XC051   1634 POWDER PLANT RD SW                         BESSEMER                   AL    35022       JEFFERSON
322.    BI03XC053   1822 1ST ST NE                                  BIRMINGHAM                 AL    35215       JEFFERSON
323.    BI03XC054   11554 CHELSEA RD                                CHELSEA                    AL    35043       SHELBY
324.    BI03XC055   216 50TH ST                                     FAIRFIELD                  AL    35064       JEFFERSON
325.    BI03XC062   2008 19TH ST N                                  BESSEMER                   AL    35020       JEFFERSON
326.    BI03XC064   1015 HULL RD                                    SUMMITON                   AL    35148       WALKER
327.    BI03XC065   8791 HIGHWAY 41 S                               LEEDS                      AL    35094       SHELBY
328.    BI03XC066   1911 HIGHWAY 231                                VINCENT                    AL    35178       SHELBY
329.    BI03XC067   4362 BRADFORD HOPEWELL RD                       PINSON                     AL    35126       JEFFERSON
330.    BI03XC068   1393 DUNNAVANT VALLEY RD                        BIRMINGHAM                 AL    35242       SHELBY
331.    BI03XC069   112 GLORY RD                                    MONTEVELLO                 AL    35051       SHELBY
332.    BI03XC070   5177 HIGHWAY 31                                 CALERA                     AL    35040       SHELBY

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

333.    BI03XC071   1593 HIGHWAY 150                                BESSEMER                   AL    35022       JEFFERSON
334.    BI03XC073   4216 MOUNTAIN TOP RD                            BIRMINGHAM                 AL    35242       SHELBY
335.    BI03XC075   22582 HIGHWAY 216                               MC CALLA                   AL    35111       TUSCALOOSA
336.    BI03XC077   10301 HIGHWAY 11                                CHELSEA                    AL    35043       SHELBY
337.    BI03XC078   2735 PINEDALE RD                                ASHVILLE                   AL    35953       ST. CLAIR
338.    BI03XC079   94 MEADOW LANE                                  HARPERSVILLE               AL    35078       SHELBY
339.    BI03XC081   546 KENT DAIRY RD.                              ALABASTER                  AL    35007       SHELBY
                    ALABASTER
340.    BI03XC082   654 WASHINGTON VALLEY RD                        SPRINGVILLE                AL    35146       ST. CLAIR
341.    BI03XC089   553 OLD PINEY WOODS RD                          JASPER                     AL    35501       WALKER
342.    BI03XC090   1396 MOCKINGBIRD LANE                           GARDENDALE                 AL    35071       JEFFERSON
343.    BI03XC092   2251 HIGHWAY 195                                JASPER                     AL    35503       WALKER
344.    BI03XC094   2432 WARRIOR JASPER RD                          WARRIOR                    AL    35180       JEFFERSON
345.    BI03XC097   75 HUNTER DR                                    TRUSSVILLE                 AL    35173       ST. CLAIR
346.    BI03XC098   7179 BANKHEAD HWY                               DORA                       AL    35062       JEFFERSON
347.    BI03XC099   5198 WHITLAKE DR                                GRAYSVILLE                 AL    35073       JEFFERSON
348.    BI03XC100   10320 US HIGHWAY 78                             PELL CITY                  AL    35125       ST. CLAIR
349.    BI03XC101   4095 WARRIOR-JASPER RD.                         WARRIOR                    AL    35180       JEFFERSON
350.    BI03XC104   299 CHOCTAW RD                                  HELENA                     AL    35080       SHELBY

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

351.    BI03XC105   7988 LOU GEORGE LOOP                            BESSEMER                   AL    35022       JEFFERSON
352.    BI03XC106   5473 OAK CREST RD                               BIRMINGHAM                 AL    35210       JEFFERSON
353.    BI03XC108   30 MT. ZION RD.                                 PELL CITY                  AL    35054       ST. CLAIR
354.    BI03XC109   1383 WOLF CREEK RD N                            PELL CITY                  AL    35125       ST. CLAIR
355.    BI03XC110   6601 STATE HIGHWAY 151                          PINSON                     AL    35126       JEFFERSON
356.    BI03XC111   96 SELF RD                                      REMLAP                     AL    35133       BLOUNT
357.    BI03XC112   390 CHAMBLEE LN                                 WARRIOR                    AL    35180       BLOUNT
358.    BI03XC113   580 BELTONA RD                                  WARRIOR                    AL    35180       JEFFERSON
359.    BI03XC116   90 YEAGER FARM RD                               PELHAM                     AL    35124       SHELBY
360.    BI03XC119   1916 FULTON SPRINGS RD                          ALABASTER                  AL    35007       SHELBY
361.    BI03XC120   109 MOUNTAIN VIEW LN                            SPRINGVILLE                AL    35146       ST. CLAIR
362.    BI03XC121   1084 HILLCREST DR                               BESSEMER                   AL    35022       JEFFERSON
363.    BI03XC122   7575 COUNTY HIGHWAY 5                           HAYDEN                     AL    35079       BLOUNT
364.    BI03XC123   300 MULLINS DR.                                 HELENA                     AL    35080       SHELBY
365.    BI03XC125   2251 HIGHWAY 150                                HOOVER                     AL    35244       JEFFERSON
366.    BI03XC161   2260 ROCKY RIDGE ROAD                           HOOVER                     AL    352160000   JEFFERSON
367.    BS03XC009   135 E WASHINGTON STREET                         NORTH ATTLEBORO            MA    02760       BRISTOL
368.    BS03XC065   66 DUNHAM ROAD LOT #6                           BEVERLY                    MA    01915       ESSEX
369.    BS03XC066   197 SCHOOL STREET                               MANCHESTER                 MA    019440000   ESSEX

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

370.    BS03XC071   1100 MAIN ROAD                                  WESTPORT                   MA    02790       BRISTOL
371.    BS03XC073   87 CONCORD STREET                               NORTH READING              MA    01864       MIDDLESEX
372.    BS03XC075   RT 109                                          DOVER                      MA    02056       NORFOLK
373.    BS03XC077   223 ARLINGTON STREET                            FRAMINGTON                 MA    01701       MIDDLESEX
374.    BS03XC078   375 BALLARDVALE STREET                          WILMINGTON                 MA    07887       MIDDLESEX
375.    BS03XC085   3524 MAIN RD                                    TIVERTON                   RI    02878       NEWPORT
376.    BS03XC087   459 FOUNDRY AVENUE                              EASTON                     MA    02334       BRISTOL
377.    BS03XC091   505 COLLINS STREET                              ATTLEBORO                  MA    02703       BRISTOL
378.    BS03XC094   610 GAR HIGHWAY (RT 6)                          SWANSEA                    MA    02777       BRISTOL
379.    BS03XC095   41 ALMEIDA ROAD                                 SEEKONK                    MA    027690000   BRISTOL
380.    BS03XC112   26 LUMBER STREET                                HOPKINTON                  MA    01748       MIDDLESEX
381.    BS03XC113   I-495 BETWEEN STATIONS      EXIT 23             Westborough                MA    02116       NORFOLK
                    91+00 & 92+00
382.    BS03XC115   1272 WASHINGTON                                 STOUGHTON                  MA    02072       NORFOLK
383.    BS03XC120   POWER RD                                        WESTFORD                   MA    01886       MIDDLESEX
384.    BS03XC122   376 GROVE STREET                                MIDDLEBORO                 MA    02346       PLYMOUTH
385.    BS03XC131   600 CHIEF JUSTICE CUSHING                       SCITUATE                   MA    02066       PLYMOUTH
                    HWY
386.    BS03XC135   185 FRANKLIN STREET                             WHITMAN                    MA    02382       PLYMOUTH
387.    BS03XC141   135 RANGEWAY ROAD                               NORTH BILLERICA            MA    01862       MIDDLESEX
388.    BS03XC149   100-240 BARBER AVENUE                           WORCESTER                  MA    01606       WORCESTER

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
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389.    BS03XC155   196 SCOTLAND ROAD                               NEWBURY                    MA    01951       ESSEX
390.    BS03XC161   10 TURNPIKE ROAD                                SOUTHBORO                  MA    01772       WORCESTER
391.    BS03XC174   174 CHARLTON ROAD                               STURBRIDGE                 MA    015660000   WORCESTER
392.    BS03XC184   85 SWANSON RD                                   BOXBOROUGH                 MA    017190000   MIDDLESEX
393.    BS03XC189   200 BAKER AVENUE                                CONCORD                    MA    01742       MIDDLESEX
394.    BS03XC205   295 CAMBRIDGE TPK                               LINCOLN                    MA    01773       MIDDLESEX
395.    BS03XC216   192 PLAIN STREET                                NORTH ATTLEBORO            MA    02760       BRISTOL
396.    BS03XC220   90 VICTOR DRIVE                                 TEWKSBURY                  MA    018760000   MIDDLESEX
397.    BS03XC304   32 THURSBERS                                    PROVIDENCE                 RI    02905       PROVIDENCE
398.    BS03XC307   391 PUTNAM PIKE                                 SMITHFIELD                 RI    02828       PROVIDENCE
399.    BS03XC316   915 DOUGLANS PIKE                               SMITHFIELD                 RI    02917       PROVIDENCE
400.    BS03XC339   AMFLEX DRIVE                                    CRANSTON                   RI    02921       PROVIDENCE
401.    BS03XC340   55 ELECTRONIC DRIVE                             WARWICK                    RI    02888       KENT
402.    BS03XC345   130 STAPLES ROAD                                CUMBERLAND                 RI    02864       PROVIDENCE
403.    BS03XC353   2628 WEST SHORE ROAD                            WARWICK                    RI    02886       KENT
404.    BS03XC355   101 COMMERCIAL WAY UNIT 2                       EAST PROVIDENCE            RI    02914       PROVIDENCE
405.    BS03XC357   180 SCHOOL STREET                               NORTH KINGSTOWN            RI    02852       WASHINGTON
406.    BS03XC501   49 PORTER ROAD                                  LITTLETON                  MA    01460       MIDDLESEX

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
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407.    BS03XC506   400 RT. 15                                      STURBRIDGE                 MA    01566       WORCESTER
408.    BS03XC511   894 MAIN STREET                                 WAKEFIELD                  MA    01880       MIDDLESEX
409.    BS03XC518   149 KING STREET ROUTE 3                         GHASSET                    MA    02025       NORFOLK
410.    BS03XC528   0 O'DONNEL DRIVE/SNELL                          ATTLEBORO                  MA    02703       BRISTOL
                    STREET
411.    BS03XC529   395 HAMILTON ALLENTOWN                          NORTH VINGSTON             RI    02852       WASHINGTON
                    ROAD
412.    BS03XC531   197 NEW BOSTON ROAD                             FAIRHAVEN                  MA    02719       BRISTOL
413.    BS03XC565   26 Old Cambridge                                Lincoln                    MA    01773       Middlesex
                    Turnpike
414.    BS03XC576   OFF STATION ROAD                                COVENTRY                   RI    02816       KENT
415.    BS03XC578   NEWTOWN ROAD                                    LITTLETON                  MA    01460       MIDDLESEX
416.    BS03XC589   101 VENTURI AVENUE                              WARWICK                    RI    02888       KENT
417.    BS13XC661   1047 FALMOUTH ROAD                              HYANNIS                    MA    02601       BARNSTABLE
418.    BS13XC668   45 OLD MILL ROAD                                MAYNARD                    MA    018300000   MIDDLESEX
419.    BS13XC682   1569 WASHINGTON STREET                          Holliston                  MA    017460000   MIDDLESEX
420.    BS13XC721   80 DOUGLAS PIKE                                 SMITHFIELD                 RI    029170000   PROVIDENCE
421.    BS13XC727   1080 MINERAL SPRINGS                            NORTH PROVIDENCE           RI    029110000   PROVIDENCE
                    AVENUE
422.    BS13XC729   41 MAIN STREET                                  BOLTON                     MA    017400000   WORCESTER
423.    BS13XC750   168 RIVER ROAD                                  ANDOVER                    MA    018100000   ESSEX

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

424.    BS23XC372   8 & 10 AYERS VILLAGE ROAD                       METHUEN                    MA    018440000   ESSEX
425.    BS23XC374   200 WESTBORO ROAD                               GRAFTON                    MA    015360000   WORCESTER
426.    BS23XC385   1 MILDRED CIRCLE                                HUDSON                     MA    017490000   MIDDLESEX
427.    BS23XC395   311 LOWELL STREET                               ANDOVER                    MA    01810       ESSEX
428.    BS23XC416   50 PARKER STREET                                NEWBURYPORT                MA    019500000   ESSEX
429.    BS23XC427   OLD NEWBURY GOLF CLUB,                          NEWBURY                    MA    01950       ESSEX
                    ROUTE 1
430.    BS23XC449   WHIPPLE ROAD                                    TEWKSBURY                  MA    01876       MIDDLESEX
431.    BS23XC458   360 WASHINGTON STREET                           PEMBROKE                   MA    023580000   PLYMOUTH
432.    BS23XC463   1437 BEDFORD ST./RTE. 18                        ABINGTON                   MA    02190       PLYMOUTH
433.    BS23XC488   55 WILSON STREET                                HOPKINTON                  MA    01748       MIDDLESEX
434.    BS23XC705   71 AIRPORT ROAD                                 WEST TISBURY               MA    02575       DUKES
435.    BS23XC724   301 PONTIAC AVE.                                CRANSTON                   RI    02910       PROVIDENCE
436.    BS23XC755   134 OLD SOUTH ROAD                              NANTUCKET                  MA    025540000   NANTUCKET
437.    BS23XC756   217 THORNTON DRIVE                              HYANNS                     MA    026010000   BARNSTABLE
438.    BS33XC003   COLLEGE HIGHWAY                                 SOUTHAMPTON                MA    107300000   HAMPSHIRE
439.    BS33XC006   COFFEE HILL ROAD                                WARE                       MA    01082       HAMPSHIRE
440.    BS33XC010   ROUTE 9 MAIN STREET                             LEICESTER                  MA    015240000   WORCESTER
441.    BS33XC012   411 NORTH STREET                                HOLDEN                     MA    015220000   WORCESTER

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
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442.    BS33XC018   UPTON STREET                                    NORTHBRIDGE                MA    01568       WORCESTER
443.    BS33XC029   203 Patriots Rd                                 East Templeton             MA    01438       Worcester
444.    BS33XC048   45 CRANDALL ROAD                                TIVERTON                   RI    028780000   NEWPORT
445.    BS33XC074   268 BELCHERTOWN ROAD                            WARE                       MA    01082       HAMPSHIRE
446.    BS33XC075   3057 ACUSHNET AVENUE                            NEW BEDFORD                MA    02745       BRISTOL
447.    BS33XC090   234 DANIEL SHAYS                                PELHAM                     MA    01002       HAMPSHIRE
                    HIGHWAY
448.    BS33XC092   11 WHEELER ROAD                                 WEST BROOKFIELD            MA    015850000   WORCESTER
449.    BS33XC093   4 Foster rd                                     W. Brookfield              MA    01585       Worcester
450.    BS33XC121   2140 BRIDGE STREET                              DRACUT                     MA    01826       WORCESTER
451.    BS33XC134   126 MORMON HOLLOW ROAD                          WENDELL                    MA    013800000   FRANKLIN
452.    BS33XC683   26 HALE STREET                                  WINCHENDON                 MA    014750000   WORCESTER
453.    BS33XC693   575 SMITHFIELD ROAD                             NORTH SMITHFIELD           RI    028960000   PROVIDENCE
454.    BS33XC803   29 WASHINGTON STREET                            FOXBOROUGH                 MA    20235       NORFOLK
455.    BS43XC813   42 HIGH STREET                                  NAHANT                     MA                ESSEX
456.    BS43XC815   94 GLENN STREET                                 LAWRENCE                   MA    018431022   ESSEX
457.    BS43XC830   84 BEDFORD STREET                               BURLINGTON                 MA    018030000   MIDDLESEX
458.    BS43XC845   25 BRIGHAM STREET                               WESTBOROUGH                MA    015811635   WORCESTER
459.    BS43XC855   700 NARRAGANSETT PARK                           PAWTUCKET                  RI    028610000   PROVIDENCE
460.    BS43XC866   193 CENTRAL STREET                              HUDSON                     NH    030510000   HILLSBOROUGH

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

461.    BS43XC874   4 CHABOT STREET                                 WESTBROOK                  ME    040920000   CUMBERLAND
462.    BS54XC034   250 MILESTONE ROAD                              SIASCONSET                 MA    025640000   NANTUCKET
463.    BS54XC058   385 ELMWOOD AVENUE                              HOLDEN                     MA    015200000   WORCESTER
464.    BS54XC133   94 WEST MAIN STREET                             GROTON                     MA    014500000   MIDDLESEX
465.    BS54XC840   66 DOW HIGHWAY                                  ELIOT                      ME    390300000   YORK
466.    BS54XC890   19 ALEXANDER ROAD                               BILLERICA                  MA    018210000   MIDDLESEX
467.    BS54XC896   509 Bedord Street                               Concord                    MA    01742       Middlesex
468.    BS54XC915   50 CROSS ROAD                                   NORTH DARTMOUTH            MA    027470000   BRISTOL
469.    BS54XC916   31 ENNIS ROAD                                   NORTH OXFORD               MA    015370000   WORCESTER
470.    BS54XC938   231 Hayden Rowe                                 Hopkinton                  MA    01748       Middlesex
471.    BS54XC945   385 WESTGATE DRIVE                              BROCKTON                   MA    023010000   PLYMOUTH
472.    BS54XC961   TREMONT STREET                                  SOUTH CARVER               MA    023660000   PLYMOUTH
473.    BS54XC983   428 GREENWOOD STREET                            MILLBURY                   MA    015270000   WORCESTER
474.    BS54XC984   3 COLTON RD                                     MILLBURY                   MA    015270000   WORCESTER
475.    BU03XC002   8942 RIDGE RD                                   GASPORT                    NY    14067       NIAGARA
476.    BU03XC008   1695 ELMWOOD AVENUE                             BUFFALO                    NY    142070000   ERIE
477.    BU03XC011   6533 RAPIDS RD                                  LOCKPORT                   NY    14094       NIAGARA
478.    BU03XC013   SENECA STREET                                   ELMA                       NY    14059       ERIE
479.    BU03XC014   706 SANDRA LANE                                 NORTH TONAWANDA            NY    14120       NIAGARA
480.    BU03XC015   1083 WHITEHAVEN RD                              GRAND ISLAND               NY    14072       ERIE

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

481.    BU03XC018   6777 MAIN ST                                    AMHERST                    NY    14221       ERIE
482.    BU03XC021   500 JOHN JAMES AUDUBON                          AMHERST                    NY    14228       ERIE
                    PKWY
483.    BU03XC022   200 BASSETT RD                                  AMHERST                    NY    14221       ERIE
484.    BU03XC023   8490 COUNTY RD                                  EAST AMHERST               NY    14051       ERIE
485.    BU03XC024   2041 BEDELL RD                                  GRAND ISLAND               NY    14072       ERIE
486.    BU03XC025   3500 BASELINE RD                                GRAND ISLAND               NY    14072       ERIE
487.    BU03XC026   1041 RUIE RD                                    NORTH TONAWANDA            NY    14120       NIAGARA
488.    BU03XC028   3426 ABBOTT ROAD                                ORCHARD PARK               NY    14127       ERIE
489.    BU03XC029   4719 LOCKPORT RD                                LOCKPORT                   NY    14094       NIAGARA
490.    BU03XC032   2644 PLEASANT AVENUE                            HAMBURG                    NY    14075       ERIE
491.    BU03XC033   11128 DARIEN RD                                 SOUTH WALES                NY    14139       ERIE
492.    BU03XC036   5000 MAYLE COURT                                NIAGARA                    NY    14305       NIAGARA
493.    BU03XC038   10420 LOCKPORT RD                               NIAGARA                    NY    14304       NIAGARA
494.    BU03XC040   7346 LIBERTY DR                                 NIAGARA FALLS              NY    14304       NIAGARA
495.    BU03XC042   6860 WARD RD                                    NIAGARA FALLS              NY    14304       NIAGARA
496.    BU03XC043   3078 STALEY RD                                  GRAND ISLAND               NY    14072       ERIE
497.    BU03XC044   455 TONAWANDA CREEK ROAD                        AMHERST                    NY    142280000   ERIE
498.    BU03XC045   455 SCHOELLES RD                                AMHERST                    NY    14228       ERIE
499.    BU03XC049   923 SENECA CREEK RD                             WEST SENECA                NY    14224       ERIE

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

500.    BU03XC051   1600 SW BLVD                                    WEST SENECA                NY    14224       ERIE
501.    BU03XC052   3780 HOWARD RD                                  HAMBURG                    NY    14075       ERIE
502.    BU03XC055   1962 MILESTRIP RD                               NORTH COLLINS              NY    14111       ERIE
503.    BU03XC056   11167 MAIN ST                                   CLARENCE                   NY    14031       ERIE
504.    BU03XC057   10655 EMERLING RD                               SPRINGVILLE                NY    14141       ERIE
505.    BU03XC058   UPPER MOUNTAIN ROAD                             LEWISTON                   NY    14623       NIAGARA
506.    BU03XC062   3360 WILSON CAMBRIA RD                          WILSON                     NY    14172       NIAGARA
507.    BU03XC063   6176 MCKEE ST                                   NEWFANE                    NY    14108       NIAGARA
508.    BU03XC065   FLINT AVE.                                      AKRON                      NY    14001       ERIE
509.    BU03XC066   2960 S PARK AVE                                 LACKAWANNA                 NY    14218       ERIE
510.    BU03XC068   HAYES AVENUE                                    LANCASTER                  NY    14086       ERIE
511.    BU03XC069   2723 CLINTON ST                                 WEST SENECA                NY    14224       ERIE
512.    BU03XC070   910 UNION RD                                    WEST SENECA                NY    14224       ERIE
513.    BU03XC071   1209 BALMER RD                                  YOUNGSTOWN                 NY    14174       NIAGARA
514.    BU03XC072   12612 SENECA RD                                 IRVING                     NY    14081       CHAUTAUQUA
515.    BU03XC073   8635 E EDEN RD # 8687                           EDEN                       NY    14057       ERIE
516.    BU03XC075   8787 ERIE RD                                    ANGOLA                     NY    14006       ERIE
517.    BU03XC077   3861 FOUR ROD ROAD                              AURORA                     NY    14052       ERIE
518.    BU04XC004   797 RUSH SCOTTSVILLE RD                         RUSH                       NY    14543       MONROE
519.    BU04XC009   6425 EAST AVON-LIMA                             AVON                       NY    14414       LIVINGSTON
                    ROAD

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

520.    BU04XC011   450 W OAK ORCHARD ST                            MEDINA                     NY    14103       ORLEANS
521.    BU04XC013   9257 MCFADDEN TRIAL                             DANSVILLE                  NY    14437       LIVINGSTON
522.    BU04XC016   3000 MCCANN RD                                  CANANDAIGUA                NY    14424       ONTARIO
523.    BU04XC018   9151 S LAKE RD                                  CORFU                      NY    14036       GENESEE
524.    BU04XC019   55 LACEY ROAD                                   CALEDONIA                  NY    14423       LIVINGSTON
525.    BU04XC021   287 BAILEY RD                                   WEST HENRIETTA             NY    14586       MONROE
526.    BU04XC022   695 PHILLIPS RD                                 WEBSTER                    NY    14580       MONROE
527.    BU04XC026   CONRAIL SITE                MILEPOST 335.77     LYONS                      NY    14489       WAYNE
528.    BU04XC027   850 BALLANTYNE RD                               SCOTTSVILLE                NY    14546       MONROE
529.    BU04XC028   3980 ROUTE 96                                   MANCHESTER                 NY    14504       ONTARIO
530.    BU04XC034   979 BAY ROAD                                    WEBSTER                    NY    14580       MONROE
531.    BU04XC037   69 POST AVE                                     ROCHESTER                  NY    14619       MONROE
532.    BU04XC038   1458 MANITOU RD                                 HILTON                     NY    14468       MONROE
533.    BU04XC040   60 GOLDEN RD                                    ROCHESTER                  NY    14624       MONROE
534.    BU04XC041   520 SCOTTSVILLE WEST                            WEST HENRIETTA             NY    14586       MONROE
                    HENRIETT RD
535.    BU04XC044   1350 TURK HILL RD                               FAIRPORT                   NY    14450       MONROE
536.    BU04XC047   790 HERMAN RD                                   WEBSTER                    NY    14580       MONROE
537.    BU04XC048   107 HOGAN POINT RD                              HILTON                     NY    14468       MONROE
538.    BU04XC049   824 PECK RD                                     HILTON                     NY    14468       MONROE
539.    BU04XC050   1086 OGDEN-PARMA                                PARMA                      NY    14468       MONROE
                    TOWNLINE ROAD

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

540.    BU04XC051   355 STONY POINT RD                              ROCHESTER                  NY    14624       MONROE
541.    BU04XC052   797 SAVAGE RD                                   CHURCHVILLE                NY    14428       MONROE
542.    BU04XC053   3785 CHILI AVE                                  CHURCHVILLE                NY    14428       MONROE
543.    BU04XC054   918 CHILI SCOTTSVILLE RD.                       CHILI                      NY    14624       MONROE
544.    BU04XC055   5977 E HENRIETTA RD                             RUSH                       NY    14543       MONROE
545.    BU04XC056   WILLIAMS RD                                     HENRIETTA                  NY    14467       MONROE
546.    BU04XC058   OLD DUTCH RD                                    VICTOR                     NY    14564       ONTARIO
547.    BU04XC060   549 BOWERMAN ROAD                               FARMINGTON                 NY    144250000   ONTARIO
548.    BU04XC062   50 JETVIEW DRIVE                                CHILI                      NY    14623       MONROE
549.    BU04XC063   254 NORTH AVE                                   HILTON                     NY    14468       MONROE
550.    BU04XC064   EAST AVENUE                                     BROCKPORT                  NY    14420       MONROE
551.    BU04XC065   4062 RIDGE RD                                   WILLIAMSON                 NY    14589       WAYNE
552.    BU04XC067   8442 VALLANCE ROAD                              LEROY                      NY    14482       GENESEE
553.    BU04XC069   8036 LOGAN RD                                   DANSVILLE                  NY    14437       LIVINGSTON
554.    BU04XC070   210 PORTER AVENUE                               ROCHESTER                  NY    146160000   MONROE
555.    BU04XC071   2485 DEWEY AVE                                  ROCHESTER                  NY    14616       MONROE
556.    BU04XC072   101 WYAND CRES                                  ROCHESTER                  NY    14609       MONROE
557.    BU04XC076   LYNCH ROAD                                      HOLLEY                     NY    14470       ORLEANS
558.    BU04XC079   5815 SWAN HILL RD                               MT. MORRIS                 NY    14510       LIVINGSTON
559.    BU04XC080   NORTH GRAVEL ROAD                               MEDINA                     NY    14103       ORLEANS
560.    BU04XC081   2283 GAINES-CARLTON RD                          GAINES                     NY    14111       ORLEANS

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

561.    BU04XC083   COUNTY ROAD 27                                  CLIFTON SPRINGS            NY    14432       ONTARIO
562.    BU04XC085   2460 BLACK STREET RD                            CALEDONIA                  NY    14423       LIVINGSTON
563.    BU04XC086   7126 MUD LANE                                   SODUS                      NY    14551       WAYNE
564.    BU04XC088   301 KING STREET                                 ALBION                     NY    14411       ORLEANS
565.    BU04XC089   82 BILLS RD                                     MACEDON                    NY    14502       WAYNE
566.    BU04XC090   1253 RIGA-MUMFORD ROAD                          CHURCHVILLE                NY    14428       MONROE
567.    BU04XC091   15 FARMERS ROAD                                 AVON                       NY    14414       LIVINGSTON
568.    BU04XC093   3602 HAGAN DR.                                  DANSVILLE                  NY    14462       LIVINGSTON
569.    BU04XC094   GROVELAND ROAD                                  GENESEO                    NY    14454       LIVINGSTON
570.    BU04XC096   62 SOUTH LAKE                                   BERGEN                     NY    144160000   GENESEE
571.    BU04XC097   PROSPECT PARK                                   PALMYRA                    NY    14522       WAYNE
572.    BU04XC098   2537 DURLING RD                                 SENECA                     NY    13148       SENECA
573.    BU04XC099   1439 PHELPS RD                                  CORFU                      NY    14036       GENESEE
574.    BU04XC100   3323 PRATT ROAD                                 BATAVIA                    NY    14020       GENESEE
575.    BU04XC101   6478 FREEMAN ROAD                               SOUTH BYRON                NY    14422       GENESEE
576.    BU04XC102   9389 TRANSIT RD                                 STAFFORD                   NY    14143       GENESEE
577.    BU04XC104   1403 STATE ROUTE 96                             WATERLOO                   NY    13165       SENECA
578.    BU04XC107   3385 SENECA CASTLE ROAD                         SENECA                     NY    14561       ONTARIO
579.    BU04XC108   1195 BRAGG STREET                               LIMA                       NY    144540000   LIVINGSTON
580.    BU04XC109   3836 LAKEVILLE                                  GENESEO                    NY    14454       LIVINGSTON
                    GROVELAND RD

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

581.    BU04XC110   500 WEST AVENUE                                 SPENCERPORT                NY    14559       MONROE
582.    BU04XC111   336 OGDEN PARMA                                 SPENCERPORT                NY    14559       MONROE
                    TOWNLINE RD
583.    BU04XC112   3106 RIDGEWAY AVE                               ROCHESTER                  NY    14606       MONROE
584.    BU04XC113   2040 MAIDEN LANE                                GREECE                     NY    14626       MONROE
585.    BU04XC114   1255 DUBLIN RD                                  WATERLOO                   NY    13165       SENECA
586.    BU04XC115   S.E CORNER OF MARTIN                            HENRIETTA                  NY    14667       MONROE
                    RD & W. HENRIETTA RD
587.    BU04XC117   222 BURRITT RD                                  HILTON                     NY    14468       MONROE
588.    BU04XC119   459 FISHER RD                                   PHELPS                     NY    14532       ONTARIO
589.    BU04XC121   183 SALTONSTALL STREET                          CANANDAIGUA                NY    14424       ONTARIO
590.    BU13XC205   224 FISHER ROAD                                 WEST SENECA                NY    14224       ERIE
591.    BU13XC208   1120 CONNECTING ROAD                            NIAGARA FALLS              NY    14304       NIAGARA
592.    BU14XC123   900 JEFFERSON ROAD                              ROCHESTER                  NY    14623       MONROE
593.    BU14XC124   3006 CLOVER STREET                              PITTSFORD                  NY    14534       MONROE
594.    BU14XC402   2472 MONROE AVENUE                              BRIGHTON                   NY    14618       MONROE
595.    BU33XC055   7464 ROUTE 219 NORTH                            ELLICOTTVILLE              NY    14731       CATTARAUGUS
596.    BU33XC056   ROHR HILL ROAD                                  ASHFORD                    NY    14171       ERIE
597.    BU33XC058   7607 GRENSSE RD.                                SPRINGVILLE                NY    14141       ERIE
598.    BU33XC065   1450-1460 SANDRIDGE                             ALDEN                      NY    14004       ERIE
                    ROAD

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

599.    BU33XC066   1751 SHARRICK ROAD                              DARIEN                     NY    14040       GENESEE
600.    BU33XC067   5101 ROUTE 20                                   BETHANY                    NY    14525       GENESEE
601.    BU33XC070   2128 B PENFIELD ROAD                            PENFIELD                   NY    145260000   MONROE
602.    BU33XC071   4171 CORY CORNERS                               MARION                     NY    14505       WAYNE
603.    BU33XC072   10932 BOWEN ROAD                                ATTICA                     NY    14011       GENESEE
604.    BU33XC076   595 ARMSTRONG RD.                               GENEVA                     NY    14456       ONTARIO
605.    BU33XC077   145 NORTH SIXTH STREET                          LEWISTON                   NY    140920000   NIAGARA
606.    BU33XR073   8588 YORK SETTLEMENT                            SODUS                      NY    14551       WAYNE
                    ROAD
607.    BU43XC212   3812 SOUTH PARK AVENUE                          BLASDELL                   NY    14219       ERIE
608.    BU44XC404   1000 RIDGE ROAD                                 WEBSTER                    NY    14580       MONROE
609.    BU54XC517   4490 S NEWSTEAD ROAD                            AKRON                      NY    140010000   ERIE
610.    BU54XC520   828 EAST FERRY STREET                           BUFFALO                    NY    142110000   ERIE
611.    BU54XC523   6185 GOODRICH ROAD                              CLARENCE                   NY    140310000   ERIE
612.    BU54XC524   100 BURKHARDT DRIVE                             DEPEW                      NY    140430000   ERIE
613.    CB03XC001   811 INGLESIDE AVE                               COLUMBUS                   OH    43215       FRANKLIN
614.    CB03XC002   331 E 5TH AVE                                   COLUMBUS                   OH    43201       FRANKLIN
615.    CB03XC004   474 WOODLAND AVE                                COLUMBUS                   OH    43203       FRANKLIN

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

616.    CB03XC005   785 HARRISBURG PIKE                             COLUMBUS                   OH    43222       FRANKLIN
617.    CB03XC006   585 N HAGUE AVE                                 COLUMBUS                   OH    43204       FRANKLIN
618.    CB03XC008   2370 WOOD AVE                                   COLUMBUS                   OH    43221       FRANKLIN
619.    CB03XC009   2186 HOWEY ROAD                                 COLUMBUS                   OH    43211       FRANKLIN
620.    CB03XC010   1873 E LIVINGSTON AVE                           COLUMBUS                   OH    43205       FRANKLIN
621.    CB03XC011   705 MARION RD                                   COLUMBUS                   OH    43207       FRANKLIN
622.    CB03XC012   2545 CREEKWAY DR                                COLUMBUS                   OH    43207       FRANKLIN
623.    CB03XC013   2483 JACKSON PIKE                               COLUMBUS                   OH    43223       FRANKLIN
624.    CB03XC014   1400 WALCUTT RD                                 COLUMBUS                   OH    43228       FRANKLIN
625.    CB03XC015   4041 ROBERTS RD                                 COLUMBUS                   OH    43228       FRANKLIN
626.    CB03XC016   4130 LYMAN CT                                   HILLIARD                   OH    43026       FRANKLIN
627.    CB03XC022   2150 INNIS RD                                   COLUMBUS                   OH    43224       FRANKLIN
628.    CB03XC023   3770 AGLER RD                                   COLUMBUS                   OH    43219       FRANKLIN
629.    CB03XC026   7377 RIVERSIDE DRIVE                            COLUMBUS                   OH    43016       FRANKLIN
630.    CB03XC027   6627 REFLECTIONS DR                             COLUMBUS                   OH    43235       FRANKLIN
631.    CB03XC028   2498 WEST DUBLIN                                GRANVILLE                  OH    43235       LICKING
                    GRANVILLE RD
632.    CB03XC032   7520 WORTHINGTON                                COLUMBUS                   OH    43085       FRANKLIN
                    GALENA RD
633.    CB03XC033   7399 N HIGH ST                                  COLUMBUS                   OH    43235       FRANKLIN
634.    CB03XC034   1489 HARD RD                                    COLUMBUS                   OH    43235       FRANKLIN

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

635.    CB03XC035   7742 SAWMILL RD                                 DUBLIN                     OH    43016       FRANKLIN
636.    CB03XC037   229 S OTTERBEIN AVE                             WESTERVILLE                OH    43081       FRANKLIN
637.    CB03XC038   5477 BUENOS AIRES BLVD                          COLUMBUS                   OH    43081       FRANKLIN
638.    CB03XC039   901 SUNBURY RD                                  COLUMBUS                   OH    43219       FRANKLIN
639.    CB03XC041   CLARK STREET                                    GAHANNA                    OH    43230       FRANKLIN
640.    CB03XC042   1245 N HAMILTON RD                              GAHANNA                    OH    43230       FRANKLIN
641.    CB03XC044   791 ALTON AVE                                   COLUMBUS                   OH    43219       FRANKLIN
642.    CB03XC046   4841 ETNA RD                                    WHITEHALL                  OH    43213       FRANKLIN
643.    CB03XC047   2138 COURTRIGHT RD                              COLUMBUS                   OH    43232       FRANKLIN
644.    CB03XC048   4140 LOCKBOURNE RD                              COLUMBUS                   OH    43207       FRANKLIN
645.    CB03XC050   3730 HOOVER RD                                  GROVE CITY                 OH    43123       FRANKLIN
646.    CB03XC051   558 NORTON RD                                   COLUMBUS                   OH    43228       FRANKLIN
647.    CB03XC052   5077 BIG RUN SOUTH RD                           GROVE CITY                 OH    43123       FRANKLIN
648.    CB03XC053   7673 AVERY RD                                   DUBLIN                     OH    43017       FRANKLIN
649.    CB03XC054   7608 FODOR RD                                   NEW ALBANY                 OH    43054       FRANKLIN
650.    CB03XC057   6626 HAVENS CORNERS RD                          BLACKLICK                  OH    43004       FRANKLIN
651.    CB03XC059   4361 BRICE RD                                   CANAL WINCHESTER           OH    43110       FAIRFIELD
652.    CB03XC060   3095 ROHR RD                                    GROVEPORT                  OH    43125       FRANKLIN
653.    CB03XC061   103 JACKSON ST                                  LOCKBOURNE                 OH    43137       FRANKLIN
654.    CB03XC062   6131 HARRISBURG PIKE                            ORIENT                     OH    43146       FRANKLIN

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

655.    CB03XC063   2695 PLAIN CITY                                 WEST JEFFERSON             OH    43162       MADISON
                    GEORGESVILLE RD NE
656.    CB03XC065   2702 WESTERVILLE RD                             COLUMBUS                   OH    43224       FRANKLIN
657.    CB03XC068   557 SHORT ST                                    COLUMBUS                   OH    43215       FRANKLIN
658.    CB03XC100   9730 DUBLIN RD                                  POWELL                     OH    43065       DELAWARE
659.    CB03XC102   8339 GREEN MEADOWS DR N                         WESTERVILLE                OH    43081       FRANKLIN
660.    CB03XC103   8575 LYRA DR                                    COLUMBUS                   OH    43240       DELAWARE
661.    CB03XC104   5532 US 23 SOUTH                                DELAWARE                   OH    43055       DELAWARE
662.    CB03XC105   5690 JAYCOX RD                                  GALENA                     OH    43021       DELAWARE
663.    CB03XC107   950 COUNTY LINE RD                              WESTERVILLE                OH    43081       DELAWARE
664.    CB03XC108   140 S 3 BS AND K RD                             GALENA                     OH    43021       DELAWARE
665.    CB03XC109   102 LAKE ST                                     DELAWARE                   OH    43015       DELAWARE
666.    CB03XC116   10366 S.R. 315                                  POWELL                     OH    43065       DELAWARE
667.    CB03XC200   10142 US 42                                     MARYSVILLE                 OH    43040       UNION
668.    CB03XC201   14879 INDUSTRIAL PKWY                           MARYSVILLE                 OH    43040       UNION
669.    CB03XC202   20079 PAVER BARNES RD                           MARYSVILLE                 OH    43040       UNION
670.    CB03XC203   11065 ANDERSON ANTIOCH RD                       MT. STERLING               OH    43143       MADISON
671.    CB03XC204   4240 STATE ROUTE 323                            MT. STERLING               OH    43143       MADISON
672.    CB03XC205   13446 RT 729                                    JEFFERSON                  OH    43128       FAYETTE
673.    CB03XC206   955 ARBUCKLE RD NE                              LONDON                     OH    43140       MADISON
674.    CB03XC251   151 CR 218                                      MARENGO                    OH    43334       MORROW

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

675.    CB03XC253   2696 COUNTY ROAD 170                            MARENGO                    OH    43334       MORROW
676.    CB03XC301   7727 REFUGEE RD                                 PICKERINGTON               OH    43147       FRANKLIN
677.    CB03XC302   9702 HAZELTON ETNA RD SW                        PATASKALA                  OH    43062       LICKING
678.    CB03XC303   451 NATIONAL RD SE                              HEBRON                     OH    43025       LICKING
679.    CB03XC304   135 S. 21ST. STREET                             NEWARK                     OH    43055       LICKING
680.    CB03XC308   5945 REFUGEE RD NW                              CARROLL                    OH    43112       FAIRFIELD
681.    CB03XC311   13705 US RT 23                                  ASHVILLE                   OH    43103       PICKAWAY
682.    CB03XC350   4619 DRY CREEK RD                               NEWARK                     OH    43055       LICKING
683.    CB03XC351   1620 LOUDEN ST RD                               GRANVILLE                  OH    43023       LICKING
684.    CB33XC002   1710 BRACKELSBY ROAD                            CALEDONIA                  OH    43314       MARION
685.    CB33XC003   445 BARKS ROAD WEST                             MARION                     OH    43302       MARION
686.    CB33XC004   7415 WALDO - DELAWARE                           WALDO                      OH    43356       MARION
                    ROAD
687.    CB33XC005   15160 SMART COLE ROAD                           OSTRANDER                  OH    43061       UNION
688.    CB33XC010   6630 BLOOMFIELD ROAD                            CENTERBURG                 OH    43011       KNOX
689.    CB33XC011   9310 DUNHAM ROAD                                MT. VERNON                 OH    43050       KNOX
690.    CB33XC013   25 TILDEN AVENUE                                MT. VERNON                 OH    43040       KNOX
691.    CB33XC016   10861 BUTLER ROAD                               NEWARK                     OH    43055       LICKING
692.    CB33XC018   3930 CARTERS CORNER ROAD                        SUNBURY                    OH    43074       DELAWARE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

693.    CB33XC019   2000 ALEXANDER ROAD                             GALENA                     OH    43021       DELAWARE
694.    CB33XC020   11402 ALSPACH ROAD                              CANAL WINCHESTER           OH    43110       FAIRFIELD
695.    CB33XC021   847 BASIL STREET                                BALTIMORE                  OH    43105       FAIRFIELD
696.    CB33XC026   13451 GREEN CHAPEL ROAD                         JOHNSTOWN                  OH    43031       LICKING
697.    CB33XC029   25308 CLEAR CREEK                               ROCKBRIDGE                 OH    43149       HOCKING
698.    CB33XC030   27299 RISCH ROAD                                ROCKBRIDGE                 OH    43149       HOCKING
699.    CB33XC031   1398 4TH STREET                                 LOGAN                      OH    43138       HOCKING
700.    CB33XC032   35257 SMITH CHAPEL ROAD                         LOGAN                      OH    43136       HOCKING
701.    CB33XC033   8292 JOHSTOWN-UTICA ROAD                        JOHNSTOWN                  OH    43031       LICKING
702.    CB33XC034   38846 WOLET ROAD                                NELSONVILLE                OH    45764       HOCKING
703.    CB33XC036   10507 PETERS ROAD SW                            CLEARCREEK TOWNSHIP        OH    43102       FAIRFIELD
704.    CB33XC037   4571 WESTFALL ROAD SW                           LANCASTER                  OH    43130       HOCKING
705.    CB33XC038   4060 ROCK HAVEN ROAD SE                         NEWARK                     OH    43055       LICKING
706.    CB33XC046   348 1/2 CASSINGHAM ROAD                         BEXLEY                     OH    432090000   FRANKLIN
707.    CB33XC051   2062 STATE ROUTE 309                            CALEDONIA                  OH    43314       MORROW
708.    CB33XC052   3944 ST. RTE. 309                               GALION                     OH    44833       MORROW
709.    CB33XC053   6470 COUNTY ROAD 37                             MANSFIELD                  OH    449040000   MORROW

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

710.    CB33XC054   5223 HORSESHOE ROAD                             DELAWARE                   OH    43015       DELAWARE
711.    CB33XC055   1410 COUNTY ROAD 21                             ASHLEY                     OH    43003       MORROW
712.    CB33XC056   204 E. WILLIAMS STREET                          CARDINGTON                 OH    43315       MORROW
713.    CB33XC057   5618 US 42                                      MT. GILEAD                 OH    43338       MORROW
714.    CB33XC058   15817 WOOSTER ROAD                              MT. VERNON                 OH    43050       KNOX
715.    CB33XC059   20194 WOOSTER ROAD                              DANVILLE                   OH    43014       KNOX
716.    CB33XC094   1652 NEIL AVENUE                                COLUMBUS                   OH    432010000   FRANKLIN
717.    CB33XC095   3340 SOUTH HAMILTON ROAD                        COLUMBUS                   OH    43232       FRANKLIN
718.    CB33XC096   3980 HARD ROAD                                  DUBLIN                     OH    43016       FRANKLIN
719.    CB33XC097   930 KINGSMILL PARKWAY                           COLUMBUS                   OH    432290000   FRANKLIN
720.    CB33XC098   2934 GAYLE DRIVE                                COLUMBUS                   OH    432190000   FRANKLIN
721.    CB33XC099   2599 BILLINGSLEY ROAD                           COLUMBUS                   OH    43235       FRANKLIN
722.    CB33XC110   2493 EAST DUBLIN                                COLUMBUS                   OH    432290000   FRANKLIN
                    GRANVILLE ROAD
723.    CB33XC111   6142 RIVERSIDE DR.                              DUBLIN                     OH    430170000   FRANKLIN
724.    CB33XC112   1834 HAMILTON ROAD                              COLUMBUS                   OH    432320000   COLUMBIANA
725.    CB33XC119   4578 OLENTANGY RIVER ROAD                       COLUMBUS                   OH    432140000   FRANKLIN

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

726.    CB33XC124   445 HOITZMAN AVE                                COLUMBUS                   OH    432050000   FRANKLIN
727.    CB33XC125   7781 SADIE THOMAS ROAD                          JOHNSTOWN                  OH    430310000   FRANKLIN
728.    CB33XC138   3981 BOWEN ROAD                                 CANAL WINCHESTER           OH    431100000   FRANKLIN
729.    CB33XC149   4080 PERIMETER DRIVE                            COLUMBUS                   OH    430170000   FRANKLIN
730.    CB33XC152   1419 SOUTH HIGH STREET                          COLUMBUS                   OH    432070000   FRANKLIN
731.    CB54XC076   3427 SOUTH BANK ROAD                            WALNUT TOWNSHIP            OH    430460000   FAIRFIELD
732.    CB54XC077   4170 W BROAD STREET                             COLUMBUS                   OH    432280000   FRANKLIN
733.    CB54XC078   6595 COLUMBUS RD                                HARRISON                   OH    430230000   LICKING
734.    CB54XC079   3866 S.R. 3                                     TRENTON TOWNSHIP           OH    430740000   DELAWARE
735.    CB54XC084   333 N. MAPLE STREET                             MARYSVILLE                 OH    430400000   UNION
736.    CB54XC087   LEGAL: 1455 WINDSOR RD                          MIFFIN TWP                 OH    449080000   RICHLAND
737.    CB54XC169   77 1/2 CALBURN STREET                           NEWARK                     OH    430550000   LICKING
738.    CB54XC252   9793 BASIL-WESTERN ROAD                         VIOLET TOWNSHIP            OH    431100000   FAIRFIELD
739.    CB54XC317   RUSHVILLE ROAD                                  RUSH CREEK TOWNSHIP        OH    431500000   FAIRFIELD
740.    CB54XC318   SE QUAD OF BUNKER HILL                          CONCORD                    OH    431600000   FAYETTE
                    GLENDON & U.S. 22
741.    CB54XC319   4210 LEPPERT ROAD                               HILLIARD                   OH    430260000   FRANKLIN
742.    CB54XC328   11616 FANCHER ROAD                              HARLEM TOWNSHIP            OH    430820000   DELAWARE

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

743.    CB54XC353   VACANT LAND EAST OF                             PROSPECT TOWNSHIP          OH    433420000   MARION
                    7119 RTE. 4
744.    CB54XC383   WEST OF CISCO ROAD &                            WAYNE TOWNSHIP             OH    431600000   FAYETTE
                    SOUTH OF U.S. ROUTE 35
745.    CB54XC399   7140 MARCY ROAD                                 LANCASTER                  OH    431300000   FAIRFIELD
746.    CB54XC400   SW CORNER OF S.R. 229                           LIBERTY TOWNSHIP           OH    430500000   KNOX
                    AND LIBERTY CHAPEL
747.    CG03XC002   829 1/2 CRESTRIDGE DR                           ROSSVILLE                  GA    30741       WALKER
748.    CG03XC022   350 MURPHY LN                                   RINGGOLD                   GA    30736       CATOOSA
749.    CG03XC082   741 JENKINS ROAD NE                             CHATTANOOGA                TN    37312       HAMILTON
750.    CG03XC105   9521 SMITH MORGAN RD                            SODDY DAISY                TN    37379       HAMILTON
751.    CG03XC126   6375 BONNY OAKS DR                              CHATTANOOGA                TN    37416       HAMILTON
752.    CG03XC128   3343A RINGGOLD RD                               EAST RIDGE                 TN    37412       HAMILTON
753.    CG03XC133   500 N HIGHLAND PARK AVE                         CHATTANOOGA                TN    37404       HAMILTON
754.    CG03XC136   4649B SHALLOWFORD RD                            CHATTANOOGA                TN    37411       HAMILTON
755.    CG03XC139   1301 DALLAS RD                                  CHATTANOOGA                TN    37405       HAMILTON
756.    CG03XC141   3117A DAYTON BLVD                               RED BANK                   TN    37415       HAMILTON
757.    CG03XC142   801 ASHLAND TER                                 CHATTANOOGA                TN    37415       HAMILTON

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

758.    CG03XC143   4824 HIXSON PIKE                                HIXSON                     TN    37343       HAMILTON
759.    CG03XC147   5740B HIGHWAY 153                               HIXSON                     TN    37343       HAMILTON
760.    CG03XC150   1375 CUMBERLAND ROAD                            CHATTANOOGA                TN    374190000   MARION
761.    CG03XC156   5724 HIGHWAY 58                                 HARRISON                   TN    37341       HAMILTON
762.    CG03XC201   5602 FRONTAGE RD NW                             CLEVELAND                  TN    37312       BRADLEY
763.    CG21XC004   6705 STATE LINE RD.                             RINGGOLD                   GA    307410000   CATOOSA
764.    CH01XC101   1140 ELIZABETH AVENUE                           WAUKEGAN                   IL    600850000   LAKE
765.    CH01XC115   2516 WEST MADISON                               CHICAGO                    IL    606120000   COOK
766.    CH01XC121   33RD STREET AND 49TH AVE                        CICERO                     IL    608040000   COOK
767.    CH01XC122   4208 S. KNOX                                    CHICAGO                    IL    606320000   COOK
768.    CH01XC123   3210 WOLCOTT AVE                                CHICAGO                    IL    606080000   COOK
769.    CH01XC128   6723-59 SOUTH STATE                             CHICAGO                    IL    606370000   COOK
                    STREET
770.    CH01XC131   7627 S. COTTAGE GROVE                           CHICAGO                    IL    606190000   COOK
                    AVE.
771.    CH01XC133   2554 E. 83RD STREET                             CHICAGO                    IL    606170000   COOK
772.    CH01XC137   3124 ARGONNEE DRIVE                             CHICAGO                    IL    600640000   LAKE
773.    CH01XC144   1120 80TH STREET                                KENOSHA                    WI    531440000   KENOSHA
774.    CH01XC145   6724 39TH AVE                                   KENOSHA                    WI    531420000   KENOSHA
775.    CH01XC148   215 GREENWOOD                                   WAUKEGAN                   IL    600870000   LAKE

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

776.    CH01XC155   1101 BELVIDERE ROAD                             WAUKEGAN                   IL    600850000   LAKE
777.    CH01XC156   4540 W. 51ST STREET                             CHICAGO                    IL    606320000   COOK
778.    CH01XC158   1551 W. ALGONQUIN RD                            MT. PROSPECT               IL    600560000   COOK
779.    CH01XC160   5025 W. 73RD STREET                             BEDFORD PARK               IL    606380000   COOK
780.    CH01XC161   6301 W. 73RD STREET                             BEDFORD PARK               IL    606380000   COOK
781.    CH01XC163   29 WEST 551 NORTH AURORA                        NAPERVILLE                 IL    605400000   DUPAGE
                    ROAD
782.    CH01XC165   1670 S. CHRISTIANA                              CHICAGO                    IL    606230000   COOK
783.    CH01XC166   11501 W. IRVING PARK ROAD                       CHICAGO                    IL    607010000   COOK
784.    CH01XC168   9329 BERNICE                                    SCHILLER PARK              IL    601760000   COOK
785.    CH01XC170   2531 EAST OAKTON STREET                         ARLINGTON HEIGHTS          IL    600054821   COOK
786.    CH01XC171   717 N PULASKI                                   CHICAGO                    IL    606240000   COOK
787.    CH01XC172   140 WEST ILLINOIS                               PALATINE                   IL    600670000   COOK
788.    CH01XC173   1140 E. 87TH ST.                                CHICAGO                    IL    606190000   COOK
789.    CH01XC180   434 NORTH CICERO                                CHICAGO                    IL    606260000   COOK
790.    CH01XC182   35 S MCHENRY (KAJE RD                           BUFFALO GROVE              IL    600890000   LAKE
                    & RT 83)
791.    CH01XC183   5903 S. MENARD AVE                              CHICAGO                    IL    606320000   COOK
792.    CH01XC188   25563 N GILMER ROAD                             MUNDELEIN                  IL    600600000   LAKE
793.    CH01XC189   3600 W. 59TH ST.                                CHICAGO                    IL    606290000   COOK

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

794.    CH01XC191   6216 WEST NORTH AVE                             CHICAGO                    IL    606390000   COOK
795.    CH01XC193   16746 SOUTH 380 WEST                            REMINGTON                  IN    479770000   JASPER
796.    CH01XC195   3617 OAKTON                                     SKOKIE                     IL    600760000   COOK
797.    CH01XC196   5845 S. LOOMIS                                  CHICAGO                    IL    606360000   COOK
798.    CH01XC218   7007 AUSTIN AVE                                 NILES                      IL    607140000   COOK
799.    CH01XC272   5725 WEST DIVISION STREET                       CHICAGO                    IL    606510000   COOK
800.    CH01XC273   2320 W. ODGEN AVENUE                            CHICAGO                    IL    606081110   COOK
801.    CH01XC277   11700 S. TORRENCE AVE                           CHICAGO                    IL    606170000   COOK
802.    CH01XC279   INTERSECTION RAND &                             LAKE ZURICH                IL    600470000   LAKE
                    PLEASANT RIDGE RD
803.    CH01XC280   6565 AVONDALE                                   CHICAGO                    IL    606310000   COOK
804.    CH01XC285   5359 N. KEDZIE                                  CHICAGO                    IL    606250000   COOK
805.    CH01XC287   1000 W. HIGGINS ROAD                            HOFFMAN ESTATES            IL    601950000   COOK
806.    CH01XC291   6N020 MEDINAH ROAD                              BLOOMINGDALE               IL    601080000   DUPAGE
807.    CH01XC293   1850 LEWIS AVE                                  NORTH CHICAGO              IL    600640000   COOK
808.    CH01XC294   10800 S. SOUTHWEST HWY                          WORTH                      IL    604820000   COOK
809.    CH01XC296   10347 S. TORRENCE AVE                           CHICAGO                    IL    606170000   COOK
810.    CH01XC389   24W749                                          ROSELLE                    IL    601720000   DUPAGE
811.    CH01XC397   10131 ANDERSEN AVE.                             CHICAGO RIDGE              IL    604150000   COOK
812.    CH01XC403   600 WAUKEGAN RD                                 NORTHBROOK                 IL    600620000   COOK

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

813.    CH01XC404   1025 ST. CHARLES RD                             ELGIN                      IL    601200000   KANE
814.    CH01XC406   16161 GEORGE BRENNAN                            TINLEY PARK                IL    604770000   COOK
                    HIGHWAY
815.    CH03XC065   530 S WESTERN AVE # 32                          CHICAGO                    IL    60612       COOK
816.    CH03XC077   3950 S WENTWORTH AVE                            CHICAGO                    IL    60609       COOK
817.    CH03XC084   130TH S. ASHLAND AVE                            BLUE ISLAND                IL    60643       COOK
818.    CH03XC086   14136 HOYNE AVE                                 DIXMOOR                    IL    60426       COOK
819.    CH03XC087   480 W 138TH ST                                  RIVERDALE                  IL    60827       COOK
820.    CH03XC088   2459 W NORTH AVE                                CHICAGO                    IL    606470000   COOK
821.    CH03XC090   14440 GREENWOOD RD                              DOLTON                     IL    60419       COOK
822.    CH03XC091   232 E 161ST PL                                  SOUTH HOLLAND              IL    60473       COOK
823.    CH03XC092   15400 HALSTED ST                                HARVEY                     IL    60426       COOK
824.    CH03XC093   17001 STATE ST                                  SOUTH HOLLAND              IL    60473       COOK
825.    CH03XC095   16249 VAN DAM RD                                SOUTH HOLLAND              IL    60473       COOK
826.    CH03XC097   874 BURNHAM AVE                                 CALUMET CITY               IL    60409       COOK
827.    CH03XC109   2737 S 12TH AVE                                 BROADVIEW                  IL    60153       COOK
828.    CH03XC118   9014 47TH ST                                    BROOKFIELD                 IL    60513       COOK
829.    CH03XC123   7601 LA GRANGE RD                               SUMMIT                     IL    60480       COOK
830.    CH03XC132   3949 S. KEELER AVE.                             CHICAGO                    IL    606320000   COOK

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

831.    CH03XC134   1843 S 54TH AVE                                 CICERO                     IL    60804       COOK
832.    CH03XC136   2345 S PULASKI RD                               CHICAGO                    IL    60623       COOK
833.    CH03XC145   3033 S ARCHER AVE                               CHICAGO                    IL    60608       COOK
834.    CH03XC148   1204 W 36TH PL                                  CHICAGO                    IL    60609       COOK
835.    CH03XC150   4800 S CALIFORNIA AVE                           CHICAGO                    IL    60632       COOK
836.    CH03XC152   5023 S ARCHER AVE                               CHICAGO                    IL    60632       COOK
837.    CH03XC157   9735 INDUSTRIAL DR                              BRIDGEVIEW                 IL    60455       COOK
838.    CH03XC160   3863 W COLUMBUS AVE                             CHICAGO                    IL    60652       COOK
839.    CH03XC161   9412 S KEDZIE AVE                               EVERGREEN PARK             IL    60805       COOK
840.    CH03XC168   225 W 65TH ST                                   CHICAGO                    IL    60621       COOK
841.    CH03XC172   7945 S EXCHANGE AVENUE                          CHICAGO                    IL    60617       COOK
842.    CH03XC173   8410 S SOUTH CHICAGO AVE                        CHICAGO                    IL    60617       COOK
843.    CH03XC174   7649 S STATE ST                                 CHICAGO                    IL    60619       COOK
844.    CH03XC175   1140 E 103RD ST                                 CHICAGO                    IL    60628       COOK
845.    CH03XC176   9409 S COMMERCIAL AVE                           CHICAGO                    IL    60617       COOK
846.    CH03XC177   8913 S GREEN ST                                 CHICAGO                    IL    60620       COOK
847.    CH03XC178   8140 S HOYNE AVE                                CHICAGO                    IL    60620       COOK
848.    CH03XC179   2210 W 71ST ST                                  CHICAGO                    IL    60636       COOK
849.    CH03XC181   242 112TH ST                                    HAMMOND                    IN    46320       LAKE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

850.    CH03XC184   13937 S ENTRE AVE                               BURNHAM                    IL    60633       COOK
851.    CH03XC185   1527 E 142ND ST                                 DOLTON                     IL    60419       COOK
852.    CH03XC186   1465 E 130TH ST                                 CHICAGO                    IL    60633       COOK
853.    CH03XC187   11900 S DOTY AVE                                CHICAGO                    IL    60628       COOK
854.    CH03XC189   9932 S VINCENNES AVE                            CHICAGO                    IL    60643       COOK
855.    CH03XC190   1622 W MONTEREY AVE                             CHICAGO                    IL    60643       COOK
856.    CH03XC192   8517 S STATE ST                                 CHICAGO                    IL    60619       COOK
857.    CH03XC193   4200 W. 115TH STREET                            CHICAGO                    IL    606550000   COOK
858.    CH03XC195   5300 W 127TH ST                                 ALSIP                      IL    60803       COOK
859.    CH03XC196   12055 S PAULINA ST                              CALUMET PARK               IL    60643       COOK
860.    CH03XC197   315 W 119TH ST                                  CHICAGO                    IL    60628       COOK
861.    CH03XC202   4309 W LAKE ST                                  CHICAGO                    IL    60624       COOK
862.    CH03XC206   5411 W CHICAGO AVE                              CHICAGO                    IL    60651       COOK
863.    CH03XC212   2351 N HARLEM AVE                               CHICAGO                    IL    60707       COOK
864.    CH03XC214   1823 N MONITOR AVE                              CHICAGO                    IL    60639       COOK
865.    CH03XC218   2500 N PULASKI RD                               CHICAGO                    IL    60639       COOK
866.    CH03XC224   3313 W NEWPORT AVE                              CHICAGO                    IL    60618       COOK
867.    CH03XC229   5674 N NORTHWEST HWY                            CHICAGO                    IL    60646       COOK
868.    CH03XC233   7500 W MONTROSE AVE                             NORRIDGE                   IL    60706       COOK
869.    CH03XC241   205 HUEHL RD                                    NORTHBROOK                 IL    60062       COOK
870.    CH03XC245   180 ANETS DR                                    NORTHBROOK                 IL    60062       COOK

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

871.    CH03XC251   4320 DUNDEE RD                                  NORTHBROOK                 IL    60062       COOK
872.    CH03XC252   7500 N CALDWELL AVE                             NILES                      IL    60714       COOK
873.    CH03XC259   1921 PICKWICK LN                                GLENVIEW                   IL    60025       COOK
874.    CH03XC260   2410 OAKTON ST                                  PARK RIDGE                 IL    60068       COOK
875.    CH03XC261   4450 POTTER  ROAD                               GLENVIEW                   IL    60025       COOK
876.    CH03XC263   9700 IRVING PARK RD                             SCHILLER PARK              IL    60176       COOK
877.    CH03XC270   2424 LAKE ST                                    EVANSTON                   IL    60201       COOK
878.    CH03XC273   8833 GROSS POINT RD                             SKOKIE                     IL    60077       COOK
879.    CH03XC276   3209 OLD HIGGINS RD                             DES PLAINES                IL    60007       COOK
880.    CH03XC277   9220 PARKLANE AVE                               FRANKLIN PARK              IL    60131       COOK
881.    CH03XC278   2125 N 15TH AVE                                 MELROSE PARK               IL    60160       COOK
882.    CH03XC279   3344 LINCOLN ST                                 FRANKLIN PARK              IL    60131       COOK
883.    CH03XC283   5819 ELECTRIC AVE                               BERKELEY                   IL    60163       COOK
884.    CH03XC284   1629 N MANNHEIM RD                              STONE PARK                 IL    60165       COOK
885.    CH03XC285   2300 MAIN ST                                    MELROSE PARK               IL    60160       COOK
886.    CH03XC288   1805 BEACH ST                                   BROADVIEW                  IL    60153       COOK
887.    CH03XC290   7212 CHANNEL RD                                 SKOKIE                     IL    60076       COOK
888.    CH03XC293   5838 N PULASKI RD                               CHICAGO                    IL    60646       COOK
889.    CH03XC325   36728 N STATE ROUTE 21                          GURNEE                     IL    60031       LAKE

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

890.    CH03XC327   39202 N US HIGHWAY 45                           LAKE VILLA                 IL    60046       LAKE
891.    CH03XC329   42460 N US HIGHWAY 45                           ANTIOCH                    IL    60002       LAKE
892.    CH03XC330   16705 W IL ROUTE 173                            WADSWORTH                  IL    60083       LAKE
893.    CH03XC332   1550 SHERIDAN RD                                WINTHROP HARBOR            IL    60096       LAKE
894.    CH03XC333   37970 N DILLEYS RD                              WADSWORTH                  IL    60083       LAKE
895.    CH03XC334   3901 21ST ST                                    ZION                       IL    60099       LAKE
896.    CH03XC336   34645 N CEMETERY RD                             GURNEE                     IL    60031       LAKE
897.    CH03XC342   103 S BRADLEY RD                                LIBERTYVILLE               IL    60048       LAKE
898.    CH03XC343   39680 N KILBOURNE RD                            WADSWORTH                  IL    60083       LAKE
899.    CH03XC345   14421 W EVERETT RD                              LAKE FOREST                IL    60045       LAKE
900.    CH03XC346   37276 N. CEDAR LAKE ROAD                        LAKE VILLA                 IL    60046       LAKE
901.    CH03XC347   19448 W GRAND AVE                               LAKE VILLA                 IL    60046       LAKE
902.    CH03XC348   2051 WAUKEGAN RD                                DEERFIELD                  IL    60015       LAKE
903.    CH03XC351   21611 N MILWAUKEE AVE                           LINCOLNSHIRE               IL    60069       LAKE
904.    CH03XC353   37895 N. SHERIDAN RD                            BEACH PARK                 IL    600872424   LAKE
905.    CH03XC355   2200 JOHN'S DRIVE                               GLENVIEW                   IL    600250000   COOK
906.    CH03XC359   3355 BELVIDERE RD                               PARK CITY                  IL    60085       LAKE
907.    CH03XC361   18215 WEST HIGHWAY 120                          GRAYSLAKE                  IL    60030       LAKE
908.    CH03XC365   35094 N. WILSON ROAD                            INGLESIDE                  IL    60041       LAKE

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

909.    CH03XC370   34010 N GILMER RD                               ROUND LAKE                 IL    60073       LAKE
910.    CH03XC371   29250 N GILMER RD                               MUNDELEIN                  IL    60060       LAKE
911.    CH03XC372   22222 WEST PETERSON ROAD                        GRAYSLAKE                  IL    600300000   LAKE
912.    CH03XC375   2300 GREEN BAY RD                               NORTH CHICAGO              IL    60064       LAKE
913.    CH03XC377   2323 COMMONWEALTH AVE                           NORTH CHICAGO              IL    60064       LAKE
914.    CH03XC379   28863 N. SKOKIE                                 LAKE BLUFF                 IL    60044       LAKE
915.    CH03XC382   1221 MAPLE AVE                                  MUNDELEIN                  IL    600600000   LAKE
916.    CH03XC384   26011 N FAIRFIELD RD                            LAKE ZURICH                IL    60047       LAKE
917.    CH03XC389   W STATE ROUTE 22 & S00                          PRAIRIE VIEW               IL    60069       LAKE
                    LINE TRACKS
918.    CH03XC393   1380 S SKOKIE HWY                               LAKE FOREST                IL    60045       LAKE
919.    CH03XC400   3800 80TH ST.                                   RIVER GROVE                IL    60171       COOK
920.    CH03XC401   913 N MILWAUKEE AVE                             WHEELING                   IL    60090       LAKE
921.    CH03XC405   2301 RAND RD                                    PALATINE                   IL    60074       COOK
922.    CH03XC407   19520 W IL ROUTE 22                             LAKE ZURICH                IL    60047       LAKE
923.    CH03XC408   20818 N RAND RD                                 LAKE ZURICH                IL    60047       LAKE
924.    CH03XC410   1510 NORTHWEST HIGHWAY                          PALATINE                   IL    60067       COOK
925.    CH03XC414   111 OLD BARRINGTON ROAD                         NORTH BARRINGTON           IL    600100000   LAKE

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

926.    CH03XC417   4506 RAY ST                                     CRYSTAL LAKE               IL    60012       MCHENRY
927.    CH03XC419   652 W TERRA COTTA AVE                           CRYSTAL LAKE               IL    60014       MCHENRY
928.    CH03XC421   9150 PYOTT RD                                   LAKE IN THE HILLS          IL    60102       MCHENRY
929.    CH03XC430   2120 ELGIN ROAD                                 CARPENTERSVILLE            IL    601010000   KANE
930.    CH03XC434   9112 ALGONQUIN RD                               HUNTLEY                    IL    60142       MCHENRY
931.    CH03XC436   19N210 BOYER RD                                 DUNDEE                     IL    60118       KANE
932.    CH03XC438   17N187 SLEEPY HOLLOW RD                         DUNDEE                     IL    60118       KANE
933.    CH03XC440   404 MERCANTILE CT                               WHEELING                   IL    60090       COOK
934.    CH03XC442   3613 N OLD BUFFALO                              ARLINGTON HEIGHTS          IL    60004       COOK
                    GROVE RD
935.    CH03XC443   215 INDUSTRIAL LN                               WHEELING                   IL    60090       COOK
936.    CH03XC445   10 E CAMP MCDONALD RD                           PROSPECT HEIGHTS           IL    60070       COOK
937.    CH03XC447   720 N RIVER RD                                  MT. PROSPECT               IL    60056       COOK
938.    CH03XC454   1022 NORTH AVE                                  DES PLAINES                IL    60016       COOK
939.    CH03XC457   129 RAWLS RD                                    DES PLAINES                IL    60018       COOK
940.    CH03XC458   2064 MANNHEIM RD                                DES PLAINES                IL    60018       COOK
941.    CH03XC464   1315 N RAND RD                                  PROSPECT HEIGHTS           IL    60004       COOK
942.    CH03XC466   200 E WOOD ST                                   PALATINE                   IL    600670000   COOK
943.    CH03XC468   1501 ROHLWING RD                                ROLLING MEADOWS            IL    60008       COOK
944.    CH03XC484   1600 S ROSELLE RD                               ROSELLE                    IL    60172       COOK

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

945.    CH03XC491   50 W HIGGINS RD                                 SOUTH BARRINGTON           IL    60010       COOK
946.    CH03XC496   37W950 MASON RD                                 ELGIN                      IL    60123       KANE
947.    CH03XC498   39W935 PLANK RD                                 ELGIN                      IL    60123       KANE
948.    CH03XC500   11N263 BROOKSIDE DR                             ELGIN                      IL    60123       KANE
949.    CH03XC503   1480 SHELDON DR                                 ELGIN                      IL    60120       COOK
950.    CH03XC514   7N657 IL ROUTE 25                               ELGIN                      IL    60120       KANE
951.    CH03XC515   565 S BARTLETT RD                               STREAMWOOD                 IL    60107       COOK
952.    CH03XC516   4N661 MUNGER RD                                 BARTLETT                   IL    60103       DUPAGE
953.    CH03XC518   27W743 SAINT CHARLES RD                         WEST CHICAGO               IL    60185       DUPAGE
954.    CH03XC522   3N220 POWIS ROAD                                WEST CHICAGO               IL    601850000   DUPAGE
955.    CH03XC524   4N933 GRANDMAS LN                               ST. CHARLES                IL    60175       KANE
956.    CH03XC526   7N508 ROUTE 31                                  SOUTH ELGIN                IL    60177       KANE
957.    CH03XC552   4N021 IL ROUTE 83                               BENSENVILLE                IL    60106       DUPAGE
958.    CH03XC554   345 FISCHER FARM RD                             ELMHURST                   IL    60126       DUPAGE
959.    CH03XC556   19W416 LAKE ST                                  ADDISON                    IL    60101       DUPAGE
960.    CH03XC558   19W181 FULLERTON AVE                            ADDISON                    IL    60101       DUPAGE
961.    CH03XC559   3N444 MEADOW RD                                 ADDISON                    IL    60101       DUPAGE
962.    CH03XC561   23W110 W ARMY TRAIL RD                          GLENDALE HEIGHTS           IL    60139       DUPAGE
963.    CH03XC563   4N350 GARY AVE                                  BARTLETT                   IL    601030000   DUPAGE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

964.    CH03XC566   1N744 S STATE ROUTE 53                          ADDISON                    IL    60101       DUPAGE
965.    CH03XC569   749 N ARDMORE AVE                               VILLA PARK                 IL    60181       DUPAGE
966.    CH03XC578   915 RIVERSIDE DR                                ELMHURST                   IL    60126       DUPAGE
967.    CH03XC601   37 WEST 330 MCKEE                               BATAVIA                    IL    605100000   KANE
                    STREET
968.    CH03XC607   2030 CHURCH ROAD                                AURORA                     IL    60505       KANE
969.    CH03XC609   2700 COUNTY LINE FARM RD                        AURORA                     IL    60504       KANE
970.    CH03XC611   30W771 BUTTERFIELD RD                           NAPERVILLE                 IL    60563       DUPAGE
971.    CH03XC612   1S100 IL ROUTE 59                               WEST CHICAGO               IL    60185       DUPAGE
972.    CH03XC614   31W524 DIEHL RD                                 NAPERVILLE                 IL    60563       DUPAGE
973.    CH03XC620   DUNCAN ST                                       ELMHURST                   IL    60126       DUPAGE
974.    CH03XC625   1235 S HIGHLAND AVE                             LOMBARD                    IL    60148       DUPAGE
975.    CH03XC627   ROUTE 38 AND I-355                              GLEN ELLYN                 IL    60137       DUPAGE
976.    CH03XC637   2S571 LAKEVIEW DR                               WHEATON                    IL    60187       DUPAGE
977.    CH03XC639   2605 63RD ST                                    DOWNERS GROVE              IL    60516       DUPAGE
978.    CH03XC645   1501 FRONTAGE RD                                DARIEN                     IL    60561       DUPAGE
979.    CH03XC650   16 W. OGDEN AVENUE                              WESTMONT                   IL    60559       DUPAGE
980.    CH03XC653   4S361 RIVER RD                                  NAPERVILLE                 IL    60563       DUPAGE
981.    CH03XC660   1545 SANTA FE DRIVE                             HODGKINS                   IL    60525       COOK
982.    CH03XC662   8741 INDUSTRIAL DR                              JUSTICE                    IL    60458       COOK

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

983.    CH03XC663   11334 70TH PL                                   INDIAN HEAD PARK           IL    60525       COOK
984.    CH03XC665   24W681 75TH ST                                  NAPERVILLE                 IL    60565       DUPAGE
985.    CH03XC671   10S252 STATE ROUTE 59                           NAPERVILLE                 IL    60564       WILL
986.    CH03XC672   22380 127TH STREET                              BOLINGBROOK                IL    60440       WILL
987.    CH03XC677   10856 NAPERVILLE                                NAPERVILLE                 IL    60564       WILL
                    PLAINFIELD RD
988.    CH03XC679   8S101 S STATE ROUTE 59                          NAPERVILLE                 IL    60540       DUPAGE
989.    CH03XC680   2301 LIBERTY ST                                 AURORA                     IL    60504       DUPAGE
990.    CH03XC681   990 S NAPERVILLE RD                             BOLINGBROOK                IL    60440       WILL
991.    CH03XC684   25862 W HAFENRICHTER RD                         PLAINFIELD                 IL    60544       WILL
992.    CH03XC685   15060 S BUDLER RD                               PLAINFIELD                 IL    60544       WILL
993.    CH03XC688   1102 COLLINS ST                                 JOLIET                     IL    60432       WILL
994.    CH03XC690   2 MEADOW AVE                                    ROCKDALE                   IL    60436       WILL
995.    CH03XC693   16259 W 163RD ST                                LOCKPORT                   IL    60441       WILL
996.    CH03XC694   1 W 9TH ST                                      LOCKPORT                   IL    60441       WILL
997.    CH03XC700   12725 BELL RD                                   LEMONT                     IL    60439       DUPAGE
998.    CH03XC702   15700 S PARKER RD                               LOCKPORT                   IL    60441       WILL
999.    CH03XC707   11S345 LEMONT RD                                LEMONT                     IL    60439       DUPAGE
1000.   CH03XC709   14252 MAIN ST                                   LEMONT                     IL    60439       DUPAGE
1001.   CH03XC710   15W760 N FRONTAGE RD                            HINSDALE                   IL    60521       DUPAGE
1002.   CH03XC716   10300 VILLAGE CIRCLE DR                         PALOS PARK                 IL    60464       COOK

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1003.   CH03XC718   12049 WEST 91ST STREET                          HINSDALE                   IL    60521       COOK
1004.   CH03XC723   11625 S. RIDGELAND AVE                          WORTH                      IL    604820000   COOK
1005.   CH03XC731   9800 W. 167TH STREET                            COOK                       IL    60462       COOK
1006.   CH03XC734   12150 187TH ST                                  MOKENA                     IL    60448       WILL
1007.   CH03XC738   18301 RIDGELAND AVE                             TINLEY PARK                IL    60477       COOK
1008.   CH03XC740   7850 183RD ST                                   TINLEY PARK                IL    60477       COOK
1009.   CH03XC742   16050 CENTENNIAL CIR                            TINLEY PARK                IL    60477       COOK
1010.   CH03XC744   159TH STREET                                    OAK FOREST                 IL    60452       COOK
1011.   CH03XC746   4937 WILSHIRE BLVD                              COUNTRY CLUB HILLS         IL    60478       COOK
1012.   CH03XC750   431 W LINCOLN HWY                               CHICAGO HEIGHTS            IL    60411       COOK
1013.   CH03XC751   1900 E LINCOLN HWY                              FORD HEIGHTS               IL    60411       COOK
1014.   CH03XC756   19300 S. STATE STREET                           GLENWOOD                   IL    60425       COOK
1015.   CH03XC760   1217 171ST ST                                   HAZEL CREST                IL    60429       COOK
1016.   CH03XC765   2849 W 159TH ST                                 MARKHAM                    IL    60426       COOK
1017.   CH03XC766   15131 KEDZIE AVE                                MARKHAM                    IL    60426       COOK
1018.   CH03XC768   5601 SAUK TRL                                   MATTESON                   IL    60443       COOK
1019.   CH03XC770   9842 187TH ST                                   MOKENA                     IL    60448       WILL
1020.   CH03XC773   1121 BJORK DR                                   NEW LENOX                  IL    60451       WILL
1021.   CH03XC775   17326 NEW LENOX RD                              JOLIET                     IL    60433       WILL
1022.   CH03XC776   2515 S CHICAGO ST                               JOLIET                     IL    60436       WILL
1023.   CH03XC778   2092 OAK LEAF ST                                JOLIET                     IL    60436       WILL

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1024.   CH03XC780   23303 W MOUND RD                                JOLIET                     IL    60436       WILL
1025.   CH03XC785   1400 N DIVISION ST                              PLAINFIELD                 IL    60544       WILL
1026.   CH03XC788   2430 VON ESCH RD                                JOLIET                     IL    60431       WILL
1027.   CH03XC801   3001 SHEFFIELD AVE                              HAMMOND                    IN    463200000   LAKE
1028.   CH03XC803   4325 WHITCOMB ST                                GARY                       IN    46408       LAKE
1029.   CH03XC804   1350 WOODVIEW DR                                CROWN POINT                IN    46307       LAKE
1030.   CH03XC808   4307 CALUMET AVE                                HAMMOND                    IN    46320       LAKE
1031.   CH03XC813   3849 39TH AVE                                   GARY                       IN    464040000   LAKE
1032.   CH03XC818   7930 NEW JERSEY AVE                             HAMMOND                    IN    46323       LAKE
1033.   CH03XC820   7813 INDIANAPOLIS BLVD                          HAMMOND                    IN    46324       LAKE
1034.   CH03XC826   5400 CLEVELAND ST                               MERRILLVILLE               IN    46410       LAKE
1035.   CH03XC833   6535 OSBORNE AVE                                HAMMOND                    IN    46320       LAKE
1036.   CH03XC840   1246 BIRCH DR                                   SCHERERVILLE               IN    46375       LAKE
1037.   CH03XC842   1525 CLAY ST                                    LAKE STATION               IN    46405       LAKE
1038.   CH03XC844   9595 MELTON RD                                  LAKE STATION               IN    464033145   LAKE
1039.   CH03XC847   2023 CLARK RD                                   DYER                       IN    46311       LAKE
1040.   CH03XC851   2800 E 15TH AVE                                 GARY                       IN    464010000   LAKE
1041.   CH03XC854   1421 W 11TH AVE                                 GARY                       IN    46402       LAKE
1042.   CH03XC856   1000 COLFAX ST                                  GARY                       IN    46406       LAKE
1043.   CH03XC860   7905 TAFT ST                                    MERRILLVILLE               IN    46410       LAKE
1044.   CH03XC920   HARMONY AND GETTY ROADS                         HAMPSHIRE                  IL    60140       KANE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1045.   CH03XC921   1202 IPSEN RD                                   CHERRY VALLEY              IL    61016       BOONE
1046.   CH03XC922   540 LOVES PARK DR                               LOVES PARK                 IL    61111       WINNEBAGO
1047.   CH03XC923   7488 E RIVERSIDE BLVD                           LOVES PARK                 IL    61111       WINNEBAGO
1048.   CH03XC924   5620 SPRING CREEK RD                            ROCKFORD                   IL    61114       WINNEBAGO
1049.   CH03XC925   2119 MONTAGUE RD                                ROCKFORD                   IL    61102       WINNEBAGO
1050.   CH03XC926   21303 HARMONY RD                                MARENGO                    IL    60152       MCHENRY
1051.   CH03XC928   785 N BELL SCHOOL RD                            ROCKFORD                   IL    61107       WINNEBAGO
1052.   CH03XC929   5573 SANDY HOLLOW RD                            ROCKFORD                   IL    61109       WINNEBAGO
1053.   CH03XC930   5095 CHRYSLER DR                                BELVIDERE                  IL    61008       BOONE
1054.   CH03XC931   11622 CARLSON RD                                GARDEN PRAIRIE             IL    61038       BOONE
1055.   CH03XC932   1321 CAPITAL DR                                 ROCKFORD                   IL    61109       WINNEBAGO
1056.   CH03XC933   3625 HALSTED RD                                 ROCKFORD                   IL    61101       WINNEBAGO
1057.   CH03XC935   40W809 FREEMAN RD                               HUNTLEY                    IL    60142       KANE
1058.   CH03XC936   1215 SHAPPERT DR                                MACHESNEY PARK             IL    61115       WINNEBAGO
1059.   CH03XC937   8202 W LANE RD                                  CALEDONIA                  IL    61011       WINNEBAGO
1060.   CH13XC002   1730 N. LEWIS AVENUE                            NORTH CHICAGO              IL    600640000   LAKE
1061.   CH13XC004   145 N. LAKEVIEW PARKWAY                         VERNON HILLS               IL    600610000   LAKE
1062.   CH13XC005   130 HILLCREST                                   SCHAUMBURG                 IL    60193       COOK

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1063.   CH13XC007   676 MEACHAM ROAD                                ELK GROVE VILLAGE          IL    600070000   COOK
1064.   CH13XC008   5500 S. MEACHAM ROAD                            SCHAUMBURG                 IL    601730000   COOK
1065.   CH13XC009   913 GREENWOOD AVE                               GLENVIEW                   IL    600250000   COOK
1066.   CH13XC011   33S. EAST RIVER ROAD                            DES PLAINES                IL    60016       COOK
1067.   CH13XC014   833 WEST TALCOTT                                PARK RIDGE                 IL    600680000   COOK
1068.   CH13XC015   4848 N RIVER RD                                 SCHILLER PARK              IL    601760000   COOK
1069.   CH13XC016   6803 W. HIGGINS ROAD                            CHICAGO                    IL    60556       COOK
1070.   CH13XC018   5000 N. ELSTON AVENUE                           CHICAGO                    IL    606301798   COOK
1071.   CH13XC019   4034 N TRIPP                                    CHICAGO                    IL    606400000   COOK
1072.   CH13XC034   3543 S. MICHIGAN AVENUE                         CHICAGO                    IL    60615       COOK
1073.   CH13XC035   330 E 58TH STREET                               CHICAGO                    IL    606210000   COOK
1074.   CH13XC037   7010 S. STONY ISLAND                            CHICAGO                    IL    606240000   COOK
1075.   CH13XC038   7436 S RACINE                                   CHICAGO                    IL    606360000   COOK
1076.   CH13XC039   7919 S KING DRIVE                               CHICAGO                    IL    606020000   COOK
1077.   CH13XC040   7740 S. ANTHONY AVENUE                          CHICAGO                    IL    606190000   COOK
1078.   CH13XC044   5200 W 27TH STREET                              GARY                       IN    464060000   LAKE
1079.   CH13XC055   440 EAST 43RD STREET                            CHICAGO                    IL    606160000   COOK

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1080.   CH13XC507   1800 WINETKA RD                                 NORTHFIELD                 IL    600930000   COOK
1081.   CH13XC509   NE CORNER OF HIAWATHA                           ELGIN                      IL    601200000   COOK
                    AND SUMMIT ST
1082.   CH13XC510   1591 FLEETWOOD DRIVE                            ELGIN                      IL    601230000   KANE
1083.   CH13XC516   33 W 192 KAUTZ                                  AURORA                     IL    605040000   KANE
1084.   CH13XC520   3242 WIRETON ROAD                               BLUE ISLAND                IL    604060000   COOK
1085.   CH13XC630   95104 FRONTENAC ROAD                            NAPERVILLE                 IL    605630000   DUPAGE
1086.   CH13XC647   35 W 360 BONCOSKY ROAD                          DUNDEE                     IL    601180000   KANE
1087.   CH13XC648   29 W 760 SCHICK ROAD                            BARTLETT                   IL    601030000   DUPAGE
1088.   CH33XC002   46 W. 756 JERICO ROAD                           BIG ROCK                   IL    60511       KANE
1089.   CH33XC003   9075 PENMAN ROAD                                YORKVILLE                  IL    60560       KENDALL
1090.   CH33XC004   11316 JOLIET ROAD                               NEWARK                     IL    60541       KENDALL
1091.   CH33XC005   SOUTHWEST TERMINATION                           CHANNAHON                  IL    604100000   WILL
                    OF BLACKBERRY LANE
1092.   CH33XC006   26057 RIDGE ROAD                                ELWOOD                     IL    60421       WILL
1093.   CH33XC007   SE CORNER OF OFFNER                             MONEE                      IL    60449       WILL
                    ROAD & FRONTAGE ROAD
1094.   CH33XC008   2118 E. OFFINER RD                              BEECHER                    IL    604010000   WILL

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1095.   CH33XC011   32781 GLIDDEN ROAD                              KINGSTON                   IL    60145       DEKALB
1096.   CH33XC013   6858 PRAIRIE HILL ROAD                          SOUTH BELOIT               IL    61080       WINNEBAGO
1097.   CH33XC014   11958 NORTH MAIN ROAD                           ROCKTON                    IL    610720000   WINNEBAGO
1098.   CH33XC015   6606 BARNARD MILL ROAD                          RINGWOOD                   IL    60072       MCHENRY
1099.   CH33XC017   6788 MANCHESTER                                 POPLAR GROVE               IL    61065       BOONE
1100.   CH33XC019   9860 ROUTE 173                                  CAPRON                     IL    61012       BOONE
1101.   CH33XC020   24604 COLLINS ROAD                              MARENGO                    IL    60152       MCHENRY
1102.   CH33XC021   3314 NORTH ROUTE 47                             WOODSTOCK                  IL    60098       MCHENRY
1103.   CH33XC022   920 LANCE DRIVE                                 TWIN LAKES                 WI    531810000   KENOSHA
1104.   CH33XC030   17043 E. RITCHIE ROAD                           ROCHELLE                   IL    61068       OGLE
1105.   CH33XC033   16202 PRITCHARD                                 MAPLE PARK                 IL    601510000   DEKALB
1106.   CH33XC034   11724 LEE ROAD                                  WATERMAN                   IL    60556       DEKALB
1107.   CH33XC035   6190 MILLINGTON ROAD                            SANDWICH                   IL    605480000   KENDALL
1108.   CH33XC036   HOOVER STREET                                   MORRIS                     IL    604500000   GRUNDY
1109.   CH33XC038   10501 WEST 133RD AVE                            CEDAR LAKE                 IN    463039271   LAKE
1110.   CH33XC044   648 E STATE ROUTE 2                             WESTVILLE                  IN    463910000   PORTER
1111.   CH33XC045   16551 E MCNEAL ROAD                             MONROE CENTER              IL    610520000   OGLE
1112.   CH33XC047   27789 RT. 23                                    SYCAMORE                   IL    60178       DEKALB
1113.   CH33XC048   3 N 499 ROUTE 47                                MAPLE PARK                 IL    601510000   KANE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1114.   CH33XC051   3975 MINKLER ROAD                               OSWEGO                     IL    60543       KENDALL
1115.   CH33XC052   9379 N. 3000 EAST ROAD                          MANTENO                    IL    60950       KANKAKEE
1116.   CH33XC054   1934 W. EXCHANGE                                CRETE                      IL    604170000   WILL
1117.   CH33XC056   17907  E. RT 173                                HARVARD                    IL    60033       MCHENRY
1118.   CH33XC058   25121 W. COAL CITY ROAD                         BRAIDWOOD                  IL    60408       WILL
1119.   CH33XC062   38601 31ST STREET                               BURLINGTON                 WI    531058538   KENOSHA
1120.   CH33XC063   1810 ROUTE 12                                   SPRING GROVE               IL    600810000   MCHENRY
1121.   CH33XC065   10113 TRASK BRIDGE ROAD                         PECATONICA                 IL    610630000   WINNEBAGO
1122.   CH33XC066   711 LIEVAN ROAD                                 DIXON                      IL    610210000   LEE
1123.   CH33XC067   26935 MCQUEEN ROAD                              KIRKLAND                   IL    60146       DEKALB
1124.   CH33XC069   SOUTH SIDE OF COUNTY                            RENSSELAER                 IN    47978       JASPER
                    ROAD 700S
1125.   CH33XC072   1451 NORTH 425 EAST                             MICHIGAN CITY              IN    46360       PORTER
1126.   CH33XC074   3877 W. COUNTY ROAD                             MICHIGAN CITY              IN    46360       LA PORTE
                    925 N.
1127.   CH33XC075   406 DON HOVEY DRIVE                             VALPARAISO                 IN    46383       PORTER
1128.   CH33XC077   258 N. 550 WEST                                 Valparaiso                 IN    463850000   PORTER
1129.   CH33XC078   700 W. MICHIGAN BLVD.                           MICHIGAN CITY              IN    46361       LA PORTE
1130.   CH33XC117   1426 PAW PAW ROAD                               LEE                        IL    60530       LEE
1131.   CH33XC308   27383 W. WILMOT RD                              ANTIOCH                    IL    600020000   LAKE
1132.   CH33XC309   2600 W. ROUTE 120                               McHenry                    IL    600500000   MCHENRY

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1133.   CH33XC800   13745 MOWERS ROAD                               ROCHELLE                   IL    610680000   OGLE
1134.   CH33XC801   17443 OLD STATE ROAD                            SYCAMORE                   IL    60178       DEKALB
1135.   CH33XC804   24420 SOUTH ROUTE 45                            FRANKFORT                  IL    60449       WILL
1136.   CH33XR063   10312 N. SEAMAN ROAD                            HEBRON                     IL    600340000   MCHENRY
1137.   CH34XC001   1323 N BOLLMAN ROAD                             DIXON                      IL    610710000   LEE
1138.   CH34XC002   672 HEDGE ROAD                                  PAW PAW                    IL    613530000   LEE
1139.   CH34XC005   2315 EAST GOODFARM ROAD                         GARDNER                    IL    604200000   GRUNDY
1140.   CH34XC006   7305 EAST HUSTON ROAD                           BRACEVILLE                 IL    604079013   GRUNDY
1141.   CH34XC007   7505 N SENECA ROAD                              MORRIS                     IL    60450       GRUNDY
1142.   CH43XC881   1255 SHERIDAN ROAD                              GLENCOE                    IL    600220000   COOK
1143.   CH43XC885   13500 S. MOZART ST                              BLUE ISLAND                IL    604060000   COOK
1144.   CH45XC005   5959 S KNOX AVE                                 CHICAGO                    IL    606290000   COOK
1145.   CH54XC941   111TH STREET                                    PLAINFIELD                 IL    605440000   WILL
1146.   CH54XC942   8 S. 520 ROUTE 53                               NAPERVILLE                 IL    605650000   DUPAGE
1147.   CH54XC944   2501 1/2 S. CICERO AVE                          CICERO                     IL    608040000   COOK
1148.   CH54XC950   707 S. SHERIDAN ST                              WAUKEGAN                   IL    600640000   LAKE
1149.   CH54XC954   8900 CALIFORNIA                                 EVERGREEN PARK             IL    608050000   COOK
1150.   CH54XC955   2600 LAKE COOK RD                               RIVERWOODS                 IL    600150000   COOK

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1151.   CH54XC968   2119 MAPLE ROAD (911                            JOLIET                     IL    604320000   WILL
                    ADDRESS)
1152.   CH54XC970   43 W. 973 VILLA MARIA                           ST. CHARLES                IL    601740000   KANE
                    ROAD
1153.   CH54XC973   101 UTILITY DRIVE                               HEBRON                     IN    463410000   PORTER
1154.   CH54XC974   6254 W. 400 NORTH                               RENSSELAER                 IN    479780000   JASPER
                    COUNTY RD
1155.   CH54XC975   30803 S RT 45                                   PEOTONE                    IL    604680000   WILL
1156.   CH54XC976   33560 INDIAN TRAIL ROAD                         WILMINGTON                 IL    604810000   WILL
1157.   CH54XC977   5989 ROUTE 20                                   FREEPORT                   IL    610320000   STEPHENSON
1158.   CH54XC978   125 LANCASTER ROAD                              FREEPORT                   IL    610320000   STEPHENSON
1159.   CH54XC981   4453 W 1500TH STREET                            KENTLAND                   IN    479510000   NEWTON
1160.   CH54XC984   20410 WICKER AVE                                LOWELL                     IN    463560000   LAKE
1161.   CH54XC985   9332 SOUTH UNION ROAD                           HUNTLEY                    IL    601420000   MCHENRY
1162.   CH54XC987   20112 HEBRON ROAD                               HARVARD                    IL    600330000   MCHENRY
1163.   CH54XC988   16880 HANSON ROAD                               MINOOKA                    IL    604470000   KENDALL
1164.   CH54XC989   1650 W. ROUTE 126                               PLAINFIELD                 IL    605440000   KENDALL
1165.   CH54XC990   13642 HUGHES ROAD                               NEWARK                     IL    605410000   KENDALL
1166.   CH54XC991   16383 US RT-52                                  NEWARK                     IL    605410000   KENDALL
1167.   CH54XC992   11210 PINE ROAD                                 SOMONAULK                  IL    605520000   COOK
1168.   CH54XC993   2651 CHICAGO ROAD                               PAW PAW                    IL    613530000   DEKALB
1169.   CH54XC994   6543 PRESERVE ROAD                              SHABBONA                   IL    605500000   DEKALB

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1170.   CH54XC998   43W830 SEAVEY RD                                ELBURN                     IL    601190000   KANE
1171.   CH57XC004   362 S. WELDON RD.                               ROCKFORD                   IL    611020000   WINNEBAGO
1172.   CI03XC005   130 NORTH FORT THOMAS                           FT. THOMAS                 KY    41075       CAMPBELL
                    AVENUE
1173.   CI03XC009   RIDDLEVIEW PARK                                 NEWPORT                    KY    41071       CAMPBELL
1174.   CI03XC010   115 MCDONALD LANE                               HIGHLAND HEIGHTS           KY    410760000   CAMPBELL
1175.   CI03XC011   N.K.U. 2 TESSENEER DRIVE                        HIGHLAND HEIGHTS           KY    41076       CAMPBELL
1176.   CI03XC012   724 RIVER HILLS ROAD                            VILLA HILLS                KY    41017       KENTON
1177.   CI03XC016   5030 DELHI PIKE                                 CINCINNATI                 OH    45238       HAMILTON
1178.   CI03XC018   7500 TURFWAY RD                                 FLORENCE                   KY    41042       BOONE
1179.   CI03XC019   3726 KESSEN AVE.                                CINCINNATI                 OH    452110000   HAMILTON
1180.   CI03XC020   5473 N BEND RD                                  CINCINNATI                 OH    45247       HAMILTON
1181.   CI03XC021   5510 OLD BLUE ROCK RD                           CINCINNATI                 OH    45247       HAMILTON
1182.   CI03XC022   9200 WINTON RD                                  CINCINNATI                 OH    45231       HAMILTON
1183.   CI03XC029   8175 HETZ DR.                                   CINCINNATI                 OH    45242       HAMILTON
1184.   CI03XC030   5318 FIELDS ERTEL RD                            CINCINNATI                 OH    45249       WARREN
1185.   CI03XC032   1688 WEST MASON MARROW                          SOUTH LEBANON              OH    45036       WARREN
                    MILLGROVE ROAD
1186.   CI03XC033   6191 HARRISON AVE                               CINCINNATI                 OH    45247       HAMILTON

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1187.   CI03XC037   11041 US HIGHWAY 50                             NORTH BEND                 OH    45052       HAMILTON
1188.   CI03XC040   6265 PRICE RD                                   LOVELAND                   OH    45140       CLERMONT
1189.   CI03XC041   1300' NORTH OF I-275 ON                         HEBRON                     KY    41005       BOONE
                    NORTH BEND RD.
1190.   CI03XC042   255 N BEND ROAD                                 HEBRON                     KY    410480000   BOONE
1191.   CI03XC043   3980 SHADY LN                                   NORTH BEND                 OH    45052       HAMILTON
1192.   CI03XC045   1842 ADAMS RD                                   LOVELAND                   OH    45140       CLERMONT
1193.   CI03XC049   6128 PLEASANT AVE                               FAIRFIELD                  OH    45014       BUTLER
1194.   CI03XC058   709 MOUNT MORIAH DR                             CINCINNATI                 OH    45245       CLERMONT
1195.   CI03XC061   4575 MOUNT CARMEL RD                            CINCINNATI                 OH    45244       HAMILTON
1196.   CI03XC064   459 CINCINNATI- BATAVIA                         CINCINNATI                 OH    45244       CLERMONT
                    PIKE
1197.   CI03XC201   882 W NORTH BEND RD                             CINCINNATI                 OH    45224       HAMILTON
1198.   CI03XC202   9832 HAMILTON AVE                               CINCINNATI                 OH    45231       HAMILTON
1199.   CI03XC207   7810 STATE ROUTE 73                             WILMINGTON                 OH    45177       CLINTON
1200.   CI03XC251   9090B NORTH STATE                               CENTERVILLE                OH    45458       WARREN
                    ROUTE 48
1201.   CI03XC252   6715 BARD RD                                    TIPP CITY                  OH    45371       MIAMI
1202.   CI03XC253   9627 CHAUTAUQUA RD                              MIAMISBURG                 OH    45342       MONTGOMERY
1203.   CI03XC255   1122 HOME RD                                    SPRINGFIELD                OH    45503       CLARK
1204.   CI03XC301   1501 GREENTREE RD                               MIDDLETOWN                 OH    45044       WARREN
1205.   CI03XC302   230 INDUSTRIAL DR                               FRANKLIN                   OH    45005       WARREN

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1206.   CI03XC313   4309 STATE ROUTE 4                              BATH                       OH    454240000   SUMMIT
1207.   CI03XC317   90 ROCKRIDGE RD                                 ENGLEWOOD                  OH    45322       MONTGOMERY
1208.   CI03XC318   4439 SWIGART RD                                 SUGAR CREEK                OH    45440       GREENE
1209.   CI03XC351   3700 KEATS AVENUE                               DAYTON                     OH    45414       MONTGOMERY
1210.   CI03XC352   1771 SPRINGFIELD ST                             DAYTON                     OH    45403       MONTGOMERY
1211.   CI03XC353   4301 N JAMES H MCGEE BLVD                       DAYTON                     OH    45427       MONTGOMERY
1212.   CI03XC393   8565 WILDCAT RD # 202                           TIPP CITY                  OH    45371       MIAMI
1213.   CI03XC501   1546B STATE ROUTE 131                           MILFORD                    OH    45150       CLERMONT
1214.   CI03XC504   3495 ORCHARD GROVE RD                           SABINA                     OH    45169       GREENE
1215.   CI03XC505   6002 N US HIGHWAY 68                            WILMINGTON                 OH    45177       CLINTON
1216.   CI03XC507   1988 LOWER BELLBROOK RD                         SPRING VALLEY              OH    45385       GREENE
1217.   CI03XC525   13687 FEY RD                                    ANNA                       OH    45302       SHELBY
1218.   CI03XC547   200 GREEN BLVD                                  AURORA                     IN    47001       DEARBORN
1219.   CI03XC571   2622 DAYTON RD                                  SPRINGFIELD                OH    45506       CLARK
1220.   CI03XC572   3344 EICHELBERGER LN                            SPRINGFIELD                OH    45505       CLARK
1221.   CI03XC584   9190 N COUNTY ROAD 25A                          PIQUA                      OH    45356       MIAMI
1222.   CI03XC585   1450 LYTLE RD                                   TROY                       OH    45373       MIAMI
1223.   CI03XC601   8080 STEILEN DR                                 FLORENCE                   KY    41042       BOONE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1224.   CI03XC602   2835 CRESCENT SPRINGS                           ERLANGER                   KY    41018       KENTON
                    ROAD
1225.   CI03XC606   3226 OMNI DR                                    CINCINNATI                 OH    45245       CLERMONT
1226.   CI03XC607   834 GOSHEN PIKE                                 MIAMI                      OH    45122       CLERMONT
1227.   CI03XC612   7206 HARRISON AVE                               CINCINNATI                 OH    45247       HAMILTON
1228.   CI03XC613   7104 MORGAN RD                                  CLEVES                     OH    45002       HAMILTON
1229.   CI03XC623   2345 SYMMES ST                                  CINCINNATI                 OH    45202       HAMILTON
1230.   CI03XC629   8980 BLUE ASH RD                                SYCAMORE                   OH    45242       HAMILTON
1231.   CI03XC632   979  REDNA TERRACE                              CINCINNATI                 OH    452150000   HAMILTON
1232.   CI03XC634   1260 W SHARON RD                                FOREST PARK                OH    45240       HAMILTON
1233.   CI03XC635   17250 MAIN-HARDINSBURG                          LAWRENCEBURG               IN    47205       DEARBORN
                    ST.
1234.   CI03XC644   9121 N DIXIE DR                                 DAYTON                     OH    45414       MONTGOMERY
1235.   CI03XC647   4325 DAYTON XENIA RD                            BEAVERCREEK                OH    45432       GREENE
1236.   CI03XC650   7921 DAYTON-SPRINGFIELD                         FAIRBORN                   OH    45324       CLARK
                    RD
1237.   CI03XC654   10353 OLD COLUMBUS RD                           SOUTH VIENNA               OH    45369       CLARK
1238.   CI03XC656   1026 S STATE ROUTE 123                          LEBANON                    OH    45036       WARREN
1239.   CI03XC657   1040 JEFFERY RD                                 OREGONIA                   OH    45054       WARREN
1240.   CI03XC661   3261 MINEOLA PIKE                               ERLANGER                   KY    41018       BOONE
1241.   CI03XC664   4212 AIRPORT RD                                 CINCINNATI                 OH    45226       HAMILTON

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1242.   CI03XC665   3355 S COUNTY ROAD 25A                          TROY                       OH    45373       MIAMI
                    # 25A
1243.   CI03XC703   1000 PATTERSON                                  DAYTON                     OH    454200000   MONTGOMERY
1244.   CI03XC709   630 N ORCHARD LN                                BEAVERCREEK                OH    45434       GREENE
1245.   CI03XC710   859 US ROUTE 35                                 XENIA                      OH    45385       GREENE
1246.   CI03XC721   6975 BROOKVILLE-SALEM RD                        CLAY                       OH    45309       MONTGOMERY
1247.   CI03XC803   10419 HUGHES RD                                 CINCINNATI                 OH    45251       HAMILTON
1248.   CI03XC804   38 W MITCHELL AVE                               CINCINNATI                 OH    45217       HAMILTON
1249.   CI03XC808   823 BARG SALT RUN RD                            CINCINNATI                 OH    45244       CLERMONT
1250.   CI03XC809   1833 E OHIO PIKE # A                            AMELIA                     OH    45102       CLERMONT
1251.   CI03XC810   1590 HAMILTON RICHMOND                          HAMILTON                   OH    45013       BUTLER
                    RD # 177
1252.   CI03XC811   12688 WILLIAMSON ROAD                           CINCINNATI                 OH    45241       HAMILTON
1253.   CI03XC901   527 NEW BIDDINGER RD                            HARRISON                   OH    45030       HAMILTON
1254.   CI03XC902   1396 MCCONNELL LN                               RISING SUN                 IN    47040       OHIO
1255.   CI03XC904   281 RICHWOOD RD                                 WALTON                     KY    41094       BOONE
1256.   CI03XC907   2490 COMMERCE BLVD                              CINCINNATI                 OH    45241       HAMILTON
1257.   CI13XC212   11461 HAMILTON AVE                              COLERAIN/PLEASANT RUN      OH    452510000   HAMILTON
1258.   CI14XC285   4533 SR 4                                       DAYTON                     OH    454240000   GREENE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1259.   CI23XC026   ROUTE 129 @ BY-PASS 4                           HAMILTON                   OH    450110000   BUTLER
1260.   CI23XC028   200 12TH STREET                                 MIAMISBURG                 OH    453420000   MONTGOMERY
1261.   CI23XC030   11905 PRINCETON PIKE                            SPRINGDALE                 OH    452460000   HAMILTON
1262.   CI23XC138   4401 DIXIE HWY                                  ELSMERE                    KY    410180000   KENTON
1263.   CI23XC139   3444 TURFWAY ROAD                               ERLANGER                   KY    410180000   BOONE
1264.   CI23XC157   4257 OLIVE                                      BATAVIA                    OH    451030000   CLERMONT
                    BRANCH-STONLICK ROAD
1265.   CI23XC212   12105 OMNIPLEX COURT                            FOREST PARK                OH    452400000   HAMILTON
1266.   CI23XC213   7731 TYLERSVILLE ROAD                           WEST CHESTER               OH    450690000   BUTLER
1267.   CI23XC219   8442 DUKE DRIVE                                 MASON                      OH    450400000   WARREN
1268.   CI23XC376   4682 TRENTON-OXFORD ROAD                        HAMILTON                   OH    450110000   WAYNE
1269.   CI23XC391   145 ROBERT DAVIS                                PIQUA                      OH    453560000   MIAMI
                    PARKWAY
1270.   CI24XC025   5221 MORNING SUN ROAD                           CINCINNATI                 OH    450560000   BUTLER
1271.   CI24XC059   105 BLACK STREET                                HAMILTON                   OH    450130000   BUTLER
1272.   CI24XC069   3102 EXON                                       EVENDALE                   OH    452410000   HAMILTON
1273.   CI24XC077   2012A WESTWOOD NORTHERN                         CINCINNATI                 OH    452250000   HAMILTON
                    BLVD.
1274.   CI24XC100   5400 OLD TAYLOR MILL ROAD                       TAYLOR MILL                KY    410150000   KENTON

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1275.   CI24XC196   1860 BELVO ROAD                                 MIAMISBURG                 OH    453420000   MONTGOMERY
1276.   CI24XC197   1082 W. SPRINGVALLEY ROAD                       CENTERVILLE                OH    454580000   MONTGOMERY
1277.   CI33XC002   699 SOUTH MAIN STREET                           WILLIAMSTOWN               KY    41097       GRANT
1278.   CI33XC007   4964 DOWNEY RINGE ROAD                          DILLSBORO                  IN    470180000   SWITZERLAND
1279.   CI33XC009   2885 VERONA-MUD LICK PIKE                       VERNOA                     KY    41091       BOONE
1280.   CI33XC011   314 BEATTY RIDGE ROAD                           FLORENCE                   IN    470200000   SWITZERLAND
1281.   CI33XC013   ROUTE 1, BOX 8,                                 SPARTA                     KY    41086       GALLATIN
                    HIGHWAY 35
1282.   CI33XC014   1972 BRACHT-PINER ROAD                          MORNING VIEW               KY    41063       KENTON
1283.   CI33XC015   148 A FENDER ROAD                               ROSS                       KY    410590000   CAMPBELL
1284.   CI33XC016   11947 MANN ROAD                                 COVINGTON                  KY    41015       KENTON
1285.   CI33XC017   4546 ALEXANDRIA PIKE                            ALEXANDRIA                 KY    41001       CAMPBELL
1286.   CI33XC018   9002 CLAY RIDGE ROAD                            ALEXANDRIA                 KY    41001       CAMPBELL
1287.   CI33XC019   9003 WASHINGTON TRACE                           CALIFORNIA                 KY    410070000   CAMPBELL
                    ROAD
1288.   CI33XC023   RR 3, BOX 438 (DUCKERS                          BUTLER                     KY    410060000   PENDLETON
                    ROAD)
1289.   CI33XC027   10575 RT. 774                                   HAMERSVILLE                OH    45130       BROWN
1290.   CI33XC028   3027 ST. RT. 125                                BETHEL                     OH    451060000   CLERMONT
1291.   CI33XC030   207 SOUTH VINE STREET                           BLANCHESTER                OH    45107       CLINTON

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1292.   CI33XC031   STATE ROUTE 28                                  GOSHEN                     OH    45122       CLERMONT
1293.   CI33XC033   5305 ROUTE 133                                  MONTEREY                   OH    451030000   CLERMONT
1294.   CI33XC034   307 NORTH MAIN STREET                           CRITTENDEN                 KY    41030       GRANT
1295.   CI33XC037   3915 BLUE GOOSE ROAD                            LAWRENCEBURG               IN    47025       DEARBORN
1296.   CI33XC038   7253 STATE ROUTE 48                             AURORA                     IN    470010000   DEARBORN
1297.   CI33XC041   742 CAMDEN-WEST ELKTON                          CAMDEN                     OH    45311       PREBLE
                    ROAD
1298.   CI33XC042   6471 US 40 EAST                                 LEWISBURG                  OH    453380000   PREBLE
1299.   CI33XC049   11511 GREENVILLE - ST.                          VERSAILLES                 OH    453800000   DARKE
                    MARY'S ROAD
1300.   CI33XC050   215 MONROE CENTRAL                              ELDORADO                   OH    45321       PREBLE
1301.   CI33XC051   2941 US 41 EAST                                 CEDARVILLE                 OH    45314       CHAMPAIGN
1302.   CI33XC052   9950 COLUMBUS CINCINNATI                        SOUTH CHARLESTON           OH    453680000   CLARK
                    ROAD
1303.   CI33XC055   570 ERIS ROAD                                   URBANA                     OH    43078       CHAMPAIGN
1304.   CI33XC057   5448 STATE ROUTE 4                              MECHANICSBURG              OH    43044       CHAMPAIGN
1305.   CI33XC064   621 PLUM VALLEY ROAD                            BELLEFONTAINE              OH    43311       LOGAN
1306.   CI33XC066   11559 MOSES ROAD                                GERMANTOWN                 OH    453270000   MONTGOMERY
1307.   CI33XC067   19703 RT. 68                                    FAYETTEVILLE               OH    45118       BROWN
1308.   CI33XC071   8845 EAST STATE ROAD 46                         SUNMAN                     IN    47041       RIPLEY
1309.   CI33XC081   4268 MCKEEVER ROAD                              WILLIAMSBURG               OH    45176       CLERMONT
1310.   CI33XC082   3691 N. BARDWELL ROAD                           MT. ORAB                   OH    451540000   BROWN

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1311.   CI33XC083   10305 CROSBY ROAD                               HARRISON                   OH    45030       HAMILTON
1312.   CI33XC084   7819 US HIGHWAY 35                              WEST ALEXANDRIA            OH    45381       PREBLE
1313.   CI33XC085   4359 E. ENON ROAD                               YELLOW SPRINGS             OH    453870000   GREENE
1314.   CI33XC086   779 N. DUGAN AVE                                URBANA                     OH    430780000   CHAMPAIGN
1315.   CI33XC087   1273 TWP. HWY. 193                              WEST LIBERTY               OH    433570000   LOGAN
1316.   CI33XC088   420 NORTH CHURCH STREET                         NEW LEBANON                OH    453450000   MONTGOMERY
1317.   CI33XC089   7351 FUDGE ROAD                                 GRATIS                     OH    453300000   PREBLE
1318.   CI54XC090   219 FAIRGROUNDS ROAD                            XENIA                      OH    453850000   GREENE
1319.   CI54XC091   7275 W 3RD STREET                               TROTWOOD                   OH    454270000   MONTGOMERY
1320.   CI54XC702   5589 STATE ROUTE 35                             JAMESTOWN                  OH    453350000   GREENE
1321.   CI54XC726   345 HORNBEAM RD                                 SABINA                     OH    451690000   CLINTON
1322.   CI54XC737   2196 GASPER ROAD                                SUGAR VALLEY               OH    453200000   PREBLE
1323.   CI54XC744   8189 WOLFREY RD                                 NEW PARIS                  OH    453470000   PREBLE
1324.   CI54XC749   160 SPRING HILL ROAD                            CLARKSVILLE                OH    451130000   CLINTON
1325.   CI54XC762   6921 HETZLER RD                                 MIDDLETOWN                 OH    450420000   BUTLER
1326.   CI54XC764   6275 W. ELKTON RD                               HAMILTON                   OH    450110000   BUTLER
1327.   CI54XC769   6702 DREDGE RD                                  SPRINGFIELD                OH    455020000   CLARK

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1328.   CI54XC771   6738 RT 55                                      CASSTOWN                   OH    453120000   MIAMI
1329.   CI54XC822   2181 FERRY ROAD                                 BELLBROOK                  OH    453050000   GREENE
1330.   CI54XC826   1119 NEGLEY PLACE                               DAYTON                     OH    454070000   MONTGOMERY
1331.   CI54XC831   4358 CARNELL DRIVE                              LEBANON                    OH    450360000   WARREN
1332.   CI54XC836   802 CONGRESS PARK DRIVE                         DAYTON                     OH    454590000   MONTGOMERY
1333.   CI54XC840   ST. RT. 42 N.                                   XENIA                      OH    453850000   GREENE
1334.   CI54XC844   1290 E DAYTON YELLOW                            FAIRBORN                   OH    453240000   GREENE
                    SPRINGS RD
1335.   CI54XC849   4817 FACTORY DRIVE                              FAIRFIELD                  OH    450140000   BUTLER
1336.   CI54XC850   4050 DELHI AVENUE                               CINCINNATI                 OH    452380000   HAMILTON
1337.   CL00XC365   6979 SUNSET STRIP                               JACKSON TOWNSHIP           OH    447200000   STARK
1338.   CL00XC367   BROOKPARK RD                                    BROOKPARK                  OH    441420000   CUYAHOGA
1339.   CL00XC368   472 MEDINA ROAD                                 SHARON TOWNSHIP            OH    442560000   MEDINA
1340.   CL00XC371   1612 TUSCARAWAS STREET                          CANTON                     OH    447080000   STARK
                    WEST
1341.   CL00XC375   7870 DIVISION DRIVE                             MENTOR                     OH    440600000   LAKE
1342.   CL00XC376   1627 APPLEGROVE RD NW                           NORTH CANTON               OH    442070000   STARK
1343.   CL00XC379   EAST OF 4463 WEYMOUTH RD                        MEDINA                     OH    442560000   MEDINA
1344.   CL00XC384   1325 SOUTH MAIN STREET                          AKRON                      OH    443010000   SUMMIT
1345.   CL00XC388   KIBLER-TOOT ROAD                                WARREN                     OH    444810000   WARREN

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1346.   CL00XC390   5020 GLENWOOD AVENUE                            BOARDMAN                   OH    445120000   MAHONING
1347.   CL00XC391   MCCLURG RD                                      BOARDMAN                   OH    445120000   MAHONING
1348.   CL00XC392   RACCOON ROAD                                    AUSTINTOWN                 OH    445152323   MAHONING
1349.   CL00XC393   28TH STREET                                     WARREN                     OH    444830000   TRUMBULL
1350.   CL00XC394   151 DIVISION ST.                                YOUNGSTOWN                 OH    445090000   MAHONING
1351.   CL00XC395   1900 NILES CORTLAND                             HOWLAND                    OH    445041937   MAHONING
                    ROAD SE
1352.   CL00XC396   4610 LAKE PARK ROAD                             BOARDMAN                   OH    445120000   MAHONING
1353.   CL01XC424   560 SOLON ROAD                                  BEDFORD                    OH    441460000   CUYAHOGA
1354.   CL01XC445   222 HARRY STREET                                GIRARD                     OH    444200000   TRUMBULL
1355.   CL01XC447   2801 FAIRCREST STREET SW                        CANTON                     OH    447060000   STARK
1356.   CL01XC448   149 IVANHOE                                     WARREN                     OH    444830000   TRUMBULL
1357.   CL01XC449   2640 WEST MARKET                                WARREN                     OH    444850000   TRUMBULL
1358.   CL01XC451   1350 KATHERINE ROAD                             YOUNGSTOWN                 OH    445020000   MAHONING
1359.   CL01XC453   WARREN MEADVILLE ROAD                           BAZETTA TOWNSHIP           OH    444100000   TRUMBULL
1360.   CL01XC456   7265 COLUMBIANA                                 YOUNGSTOWN                 OH    445120000   MAHONING
1361.   CL03XC001   9319 MASON RD                                   BERLIN HEIGHTS             OH    44814       ERIE
1362.   CL03XC002   2014.17 RIVER ROAD                              HURON                      OH    44807       ERIE
1363.   CL03XC005   6100 COLUMBUS AVE                               SANDUSKY                   OH    44870       ERIE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1364.   CL03XC006   15901 TRINTER RD                                VERMILION                  OH    44089       ERIE
1365.   CL03XC014   760 1/2 TOWER BLVD                              LORAIN                     OH    44052       LORAIN
1366.   CL03XC021   63 W 130TH ST                                   HINKLEY TOWENSHIP          OH    44212       MEDINA
1367.   CL03XC025   9543 1/2 BROADVIEW RD                           BROADVIEW HEIGHTS          OH    44147       CUYAHOGA
1368.   CL03XC033   45503 SOUTH WOODLAND ROAD                       HUNTING VALLEY             OH    44022       CUYAHOGA
1369.   CL03XC036   27049.17 CHAGRIN BLVD.                          PEPPER PIKE                OH    44122       CUYAHOGA
1370.   CL03XC042   5395 1/2 N ABBE RD                              SHEFFIELD VILLAGE          OH    44054       LORAIN
1371.   CL03XC044   3378 W 65TH ST                                  CLEVELAND                  OH    44102       CUYAHOGA
1372.   CL03XC045   2385 W 38TH ST                                  CLEVELAND                  OH    44113       CUYAHOGA
1373.   CL03XC049   2385 W 3RD ST                                   CLEVELAND                  OH    44113       CUYAHOGA
1374.   CL03XC050   6830 BEAVER AVE                                 CLEVELAND                  OH    44104       CUYAHOGA
1375.   CL03XC055   5459 1/2 LAKE CT                                CLEVELAND                  OH    44114       CUYAHOGA
1376.   CL03XC056   4049 WALLINGS RD                                NORTH ROYALTON             OH    44133       CUYAHOGA
1377.   CL03XC061   4346 CRANWOOD PARKWAY                           WARRENSVILLE HEIGHTS       OH    44128       CUYAHOGA
1378.   CL03XC064   755 1/2 E 82ND ST                               CLEVELAND                  OH    44103       CUYAHOGA
1379.   CL03XC067   16226 S WATERLOO RD                             CLEVELAND                  OH    44110       CUYAHOGA
1380.   CL03XC068   965 WAYSIDE ROAD                                Cleveland                  OH    441100000   CUYAHOGA
1381.   CL03XC069   11910 HARVARD AVE                               CLEVELAND                  OH    44105       CUYAHOGA
1382.   CL03XC070   4999 CHARD AVENUE                               CLEVELAND                  OH    44105       CUYAHOGA

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1383.   CL03XC072   9901 BROADWAY AVE                               CLEVELAND                  OH    44125       CUYAHOGA
1384.   CL03XC075   20800 SALISBURY ROAD                            Warrensville               OH    441460000   CUYAHOGA
1385.   CL03XC078   14300 LORAIN AVE                                CLEVELAND                  OH    44111       CUYAHOGA
1386.   CL03XC087   29800 CENTER RIDGE RD.                          Westlake                   OH    441450000   CUYAHOGA
1387.   CL03XC088   2110 1/2 COLUMBIA ROAD                          WESTLAKE                   OH    44145       CUYAHOGA
1388.   CL03XC090   8059 LEWIS RD                                   BEREA                      OH    44017       CUYAHOGA
1389.   CL03XC092   321 NEILSEN AVE #                               PERKINS TOWNSHIP           OH    44870       ERIE
                    32-03023
1390.   CL03XC094   6579.17 ROYALTON ROAD                           NORTH ROYALTON             OH    44133       CUYAHOGA
1391.   CL03XC106   5661 PERKINS RD                                 BEDFORD HEIGHTS            OH    44146       CUYAHOGA
1392.   CL03XC109   9093 STATE ROUTE 700                            WINDHAM                    OH    44288       PORTAGE
1393.   CL03XC112   3956 DEERFIELD-PARIS ROAD                       PALMYRA                    OH    44412       PORTAGE
1394.   CL03XC114   4317 STATE ROUTE 44                             ROOTSTOWN                  OH    44272       PORTAGE
1395.   CL03XC115   9769 STATE ROUTE 44                             SHALERSVILLE               OH    44255       PORTAGE
1396.   CL03XC120   7090 1/2 WILSON MILLS RD                        CHESTER TOWNSHIP           OH    44026       GEAUGA
1397.   CL03XC124   35405 CHARDON RD                                WILLOUGHBY HILLS           OH    44094       LAKE
1398.   CL03XC125   7229 RAVENNA ROAD                               CONCORD                    OH    44077       LAKE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1399.   CL03XC126   5974 VROOMAN RD                                 PAINESVILLE                OH    44077       LAKE
1400.   CL03XC127   5734 OLD RIVER ROAD                             Madison                    OH    440570000   LAKE
1401.   CL03XC128   250 FAIRGROUNDS RD                              PAINESVILLE                OH    44077       LAKE
1402.   CL03XC149   585 1/2 E. 222ND ST.                            EUCLID                     OH    44123       CUYAHOGA
1403.   CL03XC152   7000 PENNSYLVANIA AVE                           MAPLE HEIGHTS              OH    44137       CUYAHOGA
1404.   CL03XC154   4350 SOM CENTER RD.                             MORELAND HILLS             OH    44022       GEAUGA
1405.   CL03XC155   6350 SELIG BLVD                                 INDEPENDENCE               OH    44131       CUYAHOGA
1406.   CL03XC159   3439.17 SR 21                                   NORTON                     OH    44203       SUMMIT
1407.   CL03XC174   R 38251 FAIRMONT BLVD.                          HUNTING VALLEY             OH    44022       CUYAHOGA
1408.   CL03XC175   7209 CHAGRIN RD                                 CHAGRIN FALLS              OH    44023       GEAUGA
1409.   CL03XC176   7286 AURORA RD.                                 AURORA                     OH    44202       PORTAGE
1410.   CL03XC177   1501 RAFF RD.               CANTON INDUSTRIAL   CANTON                     OH    44710       STARK
                                                PARK
1411.   CL03XC178   6231 REYNOLDS ROAD                              MENTOR                     OH    440600000   LAKE
1412.   CL03XC203   1817 1/2 SHEHY ST                               YOUNGSTOWN                 OH    44506       MAHONING
1413.   CL03XC211   7357 SOUTHERN BLVD                              BOARDMAN                   OH    44512       MAHONING
1414.   CL03XC212   600 1/2 SPRING ST                               STRUTHERS                  OH    44471       MAHONING
1415.   CL03XC213   12060.17 MARKET STREET                          NORTH LIMA                 OH    44452       MAHONING

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1416.   CL03XC215   6101 S RACCOON RD                               CANFIELD                   OH    44406       MAHONING
1417.   CL03XC216   10381 SILICA RD                                 NORTH JACKSON              OH    44451       MAHONING
1418.   CL03XC217   1990 1/2 N PRICETOWN RD                         DIAMOND                    OH    44412       MAHONING
1419.   CL03XC218   7782 N LIMA RD                                  POLAND                     OH    44514       MAHONING
1420.   CL03XC219   12833 BEARD RD                                  NEW SPRINGFIELD            OH    44443       MAHONING
1421.   CL03XC220   4255 1/2 BELMONT AVE                            YOUNGSTOWN                 OH    44505       TRUMBULL
1422.   CL03XC221   3486 RIDGE RD NE                                CORTLAND                   OH    44410       TRUMBULL
1423.   CL03XC222   3530 LOGANGATE RD.                              YOUNGSTOWN                 OH    44505       MAHONING
1424.   CL03XC223   3727 HEWITT GIFFORD ROAD                        WARREN                     OH    44481       TRUMBULL
1425.   CL03XC224   1954 NORTH RIVER RD.                            WARREN                     OH    44483       TRUMBULL
1426.   CL03XC225   3600 1/2 YOUNGSTOWN RD.                         WARREN                     OH    44484       TRUMBULL
1427.   CL03XC227   8204.5 PRICE SCHAFFER                           HUBBARD                    OH    44425       TRUMBULL
                    RD.
1428.   CL03XC228   4705 1/2 PARKMAN RD NW                          WARREN                     OH    44481       TRUMBULL
1429.   CL03XC229   2840 1/2 SALT SPRINGS                           GIRARD                     OH    44420       TRUMBULL
                    ROAD
1430.   CL03XC230   700 1/2 S MAIN ST                               NILES                      OH    44446       TRUMBULL
1431.   CL03XC231   347 16TH STREET SE                              MASSILLON                  OH    44646       STARK
1432.   CL03XC232   2125 CENTRAL AVE SE                             CANTON                     OH    44707       STARK

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1433.   CL03XC233   5350 1/2 BROADMOOR CIR NW                       CANTON                     OH    44709       STARK
1434.   CL03XC244   3107.17 ALBRECHT AVE                            AKRON                      OH    443120000   SUMMIT
1435.   CL03XC245   489 1/2 BRITTAIN RD                             AKRON                      OH    44305       SUMMIT
1436.   CL03XC246   480 1/2 BALTIMORE AVENUE                        AKRON                      OH    44306       SUMMIT
1437.   CL03XC247   1276 1/2 HILBISH AVE                            AKRON                      OH    44312       SUMMIT
1438.   CL03XC250   110 KENDALL PARK RD                             PENINSULA                  OH    44264       SUMMIT
1439.   CL03XC256   2101 S CLEVELAND                                COPLEY                     OH    44321       SUMMIT
                    MASSILLON RD
1440.   CL03XC267   124  WEST HIGHLAND RD.                          MACEDONIA                  OH    44056       SUMMIT
1441.   CL03XC270   6655 1/2 CLEVER RD.                             BELLVILLE                  OH    44813       RICHLAND
1442.   CL03XC271   970 1/2 SR 97                                   MANSFIELD                  OH    44901       RICHLAND
1443.   CL03XC273   848 1/2 TONWSHIP RD 133                         WEST SALEM                 OH    44287       MEDINA
1444.   CL03XC274   1221 1/2 TOWNSHIP ROAD                          ASHLAND                    OH    44805       ASHLAND
                    1706
1445.   CL03XC275   515 E 7TH ST                                    ASHLAND                    OH    44805       ASHLAND
1446.   CL03XC276   420 TOWNSHIP ROAD 1275                          POLK                       OH    44866       ASHLAND
1447.   CL03XC279   7297 RUFF RD                                    WEST SALEM                 OH    44287       WAYNE
1448.   CL03XC280   8098 1/2 ICKES RD                               WOOSTER                    OH    44691       ASHLAND
1449.   CL03XC283   1938 W 130TH ST                                 BRUNSWICK                  OH    44212       MEDINA

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1450.   CL03XC285   3592 GREENWICH RD                               SEVILLE                    OH    44273       MEDINA
1451.   CL03XC287   7515 1/2 SEVILLE RD                             SEVILLE                    OH    44273       MEDINA
1452.   CL03XC291   2100 WILBUR RD                                  MEDINA                     OH    44256       MEDINA
1453.   CL03XC296   363 1/2  MCBRIDE RD.                            MIFFLIN TOWNSHIP           OH    44822       RICHLAND
1454.   CL03XC297   6024 STOW ROAD                                  HUDSON                     OH    442360000   SUMMIT
1455.   CL03XC298   RITCHIE ROAD                                    STOW                       OH    44224       SUMMIT
1456.   CL03XC299   1405 NEWTON ST                                  TALLMADGE                  OH    44278       SUMMIT
1457.   CL03XC302   613 N CARR RD                                   ORRVILLE                   OH    44667       WAYNE
1458.   CL03XC303   6623 AKRON AVE. NW                              LAWRENCE TWP               OH    44614       STARK
1459.   CL03XC304   3400 ALABAMA AVENUE S.W.                        DALTON                     OH    44618       STARK
1460.   CL03XC305   2116 1/2 STATE ROAD 60                          VERMILION                  OH    44864       ASHLAND
1461.   CL03XC307   2326 1/2  HECHT ROAD                            MANSFIELD                  OH    44903       RICHLAND
1462.   CL03XC308   91 BATH RD                                      MEDINA                     OH    44256       MEDINA
1463.   CL03XC309   3038 BOSTON MILLS RD.                           RICHFIELD                  OH    44286       SUMMIT
1464.   CL10XC552   3730 WESTERN RESERVE ROAD                       CANFIELD                   OH    444060000   MAHONING
1465.   CL10XC555   3713 HUDSON DRIVE                               STOW                       OH    442240000   SUMMIT
1466.   CL10XC557   5520 WARRENSVILLE CTR.                          MAPLE HEIGHTS              OH    441370000   CUYAHOGA
                    RD.
1467.   CL10XC564   1801 LORAIN BLVD.                               ELYRIA                     OH    440360000   LORAIN
1468.   CL10XC568   5754 HOGEMAN ROAD                               KENT                       OH    442400000   FRANKLIN
1469.   CL10XC569   325 YOUNGSTOWN-WARREN                           WEATHERSFIELD              OH    444460000   TRUMBULL
                    ROAD

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1470.   CL10XC570   4814 HILLS AND DALES                            JACKSON TOWNSHIP           OH    447080000   STARK
1471.   CL10XC572   4920 FRENCH CREEK ROAD                          SHEFFIELD VILLAGE          OH    440540000   LORAIN
1472.   CL10XC573   4066 TARLTON AVE.                               FRANKLIN                   OH    450420000   PORTAGE
1473.   CL10XC574   6428 KIRK ROAD                                  AUSTINTOWN                 OH    445152323   MAHONING
1474.   CL10XC579   945 BOARDMAN                                    BOARDMAN                   OH    44484       MAHONING
1475.   CL10XC580   14700 MILES AVENUE                              CLEVELAND                  OH    441280000   CUYAHOGA
1476.   CL10XC581   35544 LORAIN ROAD                               NORTH RIDGEVILLE           OH    440390000   LORAIN
1477.   CL10XC591   5018 MILAN ROAD                                 PERKINS TOWNSHIP           OH    448700000   ERIE
1478.   CL11XC601   35150 LAKESHORE BLVD.                           EASTLAKE                   OH    440970000   LAKE
1479.   CL11XC602   5252 NAIMAN PARKWAY                             SOLON                      OH    441390000   CUYAHOGA
1480.   CL11XC609   2964 ERIE AVE. NW/JACKSON                       MASSILLON                  OH    446460000   STARK
                    TOWNSHIP
1481.   CL11XC611   ANDERSON ROAD                                   HOWLAND                    OH    444841937   TRUMBULL
1482.   CL13XC648   RIFFEL ROAD                                     WAYNE TWP.                 OH                WAYNE
1483.   CL33XC001   PARCEL 13 LOT 84                                NORTH PERRY                OH    440810000   LAKE
1484.   CL33XC002   4300 SEMINOLE TERRACE                           VIENNA                     OH    44473       TRUMBULL
1485.   CL33XC004   4780 ST. RT. 305                                SOUTHINGTON                OH    44470       TRUMBULL
1486.   CL33XC005   6806 SR 14                                      RAVENNA                    OH    442560000   PORTAGE
1487.   CL33XC006   44844 STATE ROAD 82                             MANTUA                     OH    44255       PORTAGE
1488.   CL33XC007   15840 MAIN MARKET ROAD                          PARKMAN                    OH    44491       GEAUGA

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1489.   CL33XC010   8844-B MAYFIELD ROAD                            CHESTERLAND                OH    44026       GEAUGA
1490.   CL33XC012   11938 MAYFIELD ROAD                             CHARDON                    OH    44024       GEAUGA
1491.   CL33XC013   5585 ROUTE 307                                  GENEVA                     OH    440410000   ASHTABULA
1492.   CL33XC014   12185-A KINSMAN ROAD                            NEWBURY                    OH    44065       GEAUGA
1493.   CL33XC015   11749 WASHINGTON STREET                         BURTON                     OH    440210000   PORTAGE
1494.   CL33XC016   7950 OLD RENCH ROAD                             ERIE                       PA    16509       ERIE
1495.   CL33XC017   1030 SR 43                                      SUFFIELD                   OH    44859       PORTAGE
1496.   CL33XC018   24933 WEST SPRAGUE ROAD                         COLUMBIA STATION           OH    44028       LORAIN
1497.   CL33XC019   7291 WESTERN RESERVE ROAD                       CANFIELD                   OH    44406       MAHONING
1498.   CL33XC020   10623 EIGHT CORNERS                             MAGNOLIA                   OH    44643       TUSCARAWAS
                    SCHOOL HOUSE ROAD
1499.   CL33XC021   38349 BUTCHER ROAD                              LEETONIA                   OH    44431       COLUMBIANA
1500.   CL33XC023   11677 STATE ST. NE                              ALLIANCE                   OH    44601       STARK
1501.   CL33XC024   23347 STATE ROUTE 62                            ALLIANCE                   OH    446010000   COLUMBIANA
1502.   CL33XC025   8652 LIBSON STREET EAST                         LOUISVILLE                 OH    446410000   STARK
1503.   CL33XC026   8087 WILLOWDALE ROAD                            WAYNESBURG                 OH    44688       STARK
1504.   CL33XC028   47844 SUMMERSET DRIVE                           CALCUTTA                   OH    439200000   COLUMBIANA

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1505.   CL33XC029   2981 WAKEFIELD CREEK ROAD                       NORTH BLOOMFIELD           OH    44450       TRUMBULL
1506.   CL33XC030   40239 CHRUCH HILL ROAD                          LISBON                     OH    444320000   COLUMBIANA
1507.   CL33XC031   2863 GREENVILLE RD                              CORTLAND                   OH    444100000   TRUMBULL
1508.   CL33XC032   2166 LINTON ROAD                                WILLIAMSFIELD              OH    44093       ASHTABULA
1509.   CL33XC033   9169 ERIE AVENUE SW                             NAVARRE                    OH    44662       STARK
1510.   CL33XC034   3836 MT. PLEASANT ROAD NW                       DOVER                      OH    44622       TUSCARAWAS
1511.   CL33XC035   3065 BUCHER ROAD SW                             NEW PHILADELPHIA           OH    44663       TUSCARAWAS
1512.   CL33XC038   4380 S. JEFFERSON ROAD                          WOOSTER                    OH    44691       WAYNE
1513.   CL33XC040   6448 GARBER ROAD                                BELLVILLE                  OH    44813       RICHLAND
1514.   CL33XC041   3159 TRUMPOWER ROAD                             MONROE                     OH    44813       RICHLAND
1515.   CL33XC042   3358 SR 97                                      BUTLER                     OH    44822       RICHLAND
1516.   CL33XC043   2199 YODER DRIVE                                ERIE                       PA    165060000   ERIE
1517.   CL33XC044   1381 NAGLE ROAD                                 ERIE                       PA    16511       ERIE
1518.   CL33XC045   2983 NIMISHILLEN CHURCH                         HARTVILLE                  OH    44632       STARK
                    ROAD
1519.   CL33XC046   75 N. WEST STREET                               NORWALK                    OH    44857       HURON
1520.   CL33XC048   18390 RACINE ROAD                               MARSHALLVILLE              OH    44645       WAYNE
1521.   CL33XC050   3952 FITCHVILLE RIVER                           WAKEMAN                    OH    44889       HURON
                    ROAD

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1522.   CL33XC052   12700 AVON BELDEN ROAD                          EATON TOWNSHIP             OH    44044       LORAIN
1523.   CL33XC053   8787 BECKMAN ROAD                               GIRARD                     PA    16417       ERIE
1524.   CL33XC057   6993 STATE ROAD 43                              GOSHEN                     OH    46527       PORTAGE
1525.   CL33XC058   177 N. SPRING ROAD                              MERCER                     PA    16137       MERCER
1526.   CL33XC059   133 STONEPILE ROAD                              NEW WILMINGTON             PA    161420000   MERCER
1527.   CL33XC060   3176 BETHEL-WILMINGTON                          NEW WILMINGTON             PA    16142       MERCER
                    ROAD
1528.   CL33XC061   157 COOLSPRING CHURCH                           MERCER                     PA    16137       MERCER
                    ROAD
1529.   CL33XC062   1984-B AIRPORT ROAD                             CLARKS MILLS               PA    16114       MERCER
1530.   CL33XC063   2842 MERCER PIKE                                COCHRANTON                 PA    16314       CRAWFORD
1531.   CL33XC064   5964 OLD STATE ROAD                             EDINBORO                   PA    16412       ERIE
1532.   CL33XC065   700' WEST FO 17219 ROUND                        MEADVILLE                  PA    163350000   CRAWFORD
                    ROAD
1533.   CL33XC066   16798 BROOKHAUSER ROAD                          SAEGERTOWN                 PA    16433       CRAWFORD
1534.   CL33XC067   26399 FRY ROAD                                  EDINBORO                   PA    16412       CRAWFORD
1535.   CL33XC068   7051 ROUTE 215                                  GIRARD                     PA    16417       ERIE
1536.   CL33XC069   8474 EDINBORO ROAD                              ERIE                       PA    16426       ERIE
1537.   CL33XC070   9300 CENTER ROAD                                AUSTINBURG                 OH    44010       ASHTABULA
1538.   CL33XC072   629 CENTER ROAD                                 CONNEAUT                   OH    44030       ASHTABULA

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1539.   CL33XC073   10288 KRIDER ROAD                               MEADVILLE                  PA    163350000   CRAWFORD
1540.   CL33XC074   2162 GOSHEN HILL ROAD                           NEW PHILADELPHIA           OH    44663       TUSCARAWAS
1541.   CL33XC075   1090 12TH STREET NW                             NEW PHILADELPHIA           OH    44663       TUSCARAWAS
1542.   CL33XC076   5490 US20                                       LYME                       OH    44811       HURON
1543.   CL33XC080   1681 NETCHER ROAD                               JEFFERSON                  OH    44047       ASHTABULA
1544.   CL33XC081   2177 ALLEN-COMP ROAD                            DORSET                     OH    440320000   ASHTABULA
1545.   CL33XC082   6970 LAYFAYETTE ROAD                            LAFAYETTE                  OH    44256       MEDINA
1546.   CL33XC083   1298 NORTH ELLSWORTH                            SALEM TOWNSHIP             OH    444600000   COLUMBIANA
1547.   CL33XC086   3695 BRINKER ROAD SW                            PIKE TOWNSHIP              OH    44662       STARK
1548.   CL33XC088   2242 PLYMOUTH RIDGE ROAD                        ASHTABULA                  OH    440040000   ASHTABULA
1549.   CL33XC089   2137 BARR YOUNG ROAD NW                         BOLIVAR                    OH    44612       TUSCARAWAS
1550.   CL33XC090   5790 HAVERS ROAD SW                             NEWCOMMERTOWN              OH    43823       TUSCARAWAS
1551.   CL33XC093   5771 JORDAN ROAD                                ERIE                       PA    165100000   ERIE
1552.   CL33XC094   1892 STATION ROAD                               VALLEY CITY                OH    44280       MEDINA
1553.   CL33XC095   700 NORTHEAST OF PLEASANT   19R PARKWAY DRIVE   NORTHEAST                  PA    164280000   ERIE
                    VALLEY
1554.   CL33XC096   8168 DOUGAN ROAD                                GREENFIELD                 PA    16428       ERIE
1555.   CL33XC181   6922 WARREN-SHARON ROAD                         BROOKFIELD                 OH    444030000   TRUMBULL

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1556.   CL33XC234   740 W. 30TH                                     ASHTABULA                  OH    440040000   ASHTABULA
1557.   CL34XC341   4940 OLD GRAYTON ROAD                           CLEVELAND                  OH    441350000   CUYAHOGA
1558.   CL34XC342   19101 SNOW ROAD                                 BROOKPARK                  OH    441420000   CUYAHOGA
1559.   CL34XC343   16845 HOLLAND ROAD                              BROOKPARK                  OH    441420000   CUYAHOGA
1560.   CL34XC344   7251 ENGLE ROAD                                 MIDDLEBURG HEIGHTS         OH    441300000   CUYAHOGA
1561.   CL34XC347   23630 WOOD STREET                               BEDFORD HEIGHTS            OH    44146       CUYAHOGA
1562.   CL34XC351   12408 UNION AVENUE                              CLEVELAND                  OH    441050000   CUYAHOGA
1563.   CL34XC352   1200 GIBSON STREET                              YOUNGSTOWN                 OH    44502       MAHONING
1564.   CL34XC353   1323 MIDDLEBURY ROAD                            KENT                       OH    442400000   PORTAGE
1565.   CL34XC355   1556 AKRON PENINSULA ROAD                       CUYAHOGA FALLS             OH    443130000   SUMMIT
1566.   CL34XC356   3253 MARTADALE ROAD                             BATH                       OH    443330000   SUMMIT
1567.   CL34XC360   12370 CLEVELAND AVENUE NW                       UNIONTOWN                  OH    446850000   STARK
1568.   CL34XC361   6956 PORTAGE STREET NW                          NORTH CANTON               OH    44720       STARK
1569.   CL34XC362   1400 GRACE AVE., NE                             CANTON                     OH    44705       STARK
1570.   CL54XC098   6154 MAYFIELD RD                                MAYFIELD HEIGHTS           OH    441240000   CUYAHOGA
1571.   CL54XC480   2001 NORTH RIDGE ROAD                           PAINESVILLE                OH    440770000   LAKE
1572.   CL54XC700   #14 N. RIDGE                                    MADISON                    OH    440572437   LAKE

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1573.   CL54XC701   7242 CHAPEL ROAD                                MADISON                    OH    440570000   LAKE
1574.   CL54XC706   5400 OAK HILL DRIVE                             CHAMPION TWP               OH    444810000   TRUMBULL
1575.   CL54XC708   EAST SITE OF LEE STREET                         EAST LIVERPOOL             OH    439200000   COLUMBIANA
1576.   CL54XC709   LEGAL 40002 COLUMBIANA                          FAIRFIELD                  OH    444080000   COLUMBIANA
                    WATERFORD RD
1577.   CL54XC710   49751 CHRISTIAN PLACE                           EAST LIVERPOOL             OH    439200000   COLUMBIANA
1578.   CL54XC711   4168 PADGETT RD                                 EAST PALESTINE             OH    444130000   COLUMBIANA
1579.   CL54XC712   12715 BLOSSER ROAD                              BEAVER                     OH    444520000   MAHONING
1580.   CL54XC719   11343 LAGRANGE RD                               CARLISLE TWP               OH    440350000   LORAIN
1581.   CL54XC720   8875 1/2 MURRAY RIDGE                           ELYRIA                     OH    440350000   LORAIN
                    RD
1582.   CL54XC738   429 COITSVILLE-STRUTHERS                        COITSVILLE TOWNSHIP        OH    444360000   MAHONING
                    ROAD
1583.   CL54XC740   6819 STRUTHERS ROAD                             POLAND                     OH    444360000   MAHONING
1584.   CL54XC741   NEW CASTLE ROAD                                 POLAND                     OH    444710000   MAHONING
1585.   CL54XC742   912 COITSVILLE HUBBARD                          YOUNGSTOWN                 OH    445050000   MAHONING
                    ROAD
1586.   CL54XC743   891 LIBERTY STREET                              HUBBARD                    OH    444250000   TRUMBULL
1587.   CL54XC748   9505 W. SMITHVILLE                              CHESTER TOWNSHIP           OH    446910000   WAYNE
                    WESTERN ROAD
1588.   CL54XC759   9050 FREEMAN ROAD                               LISBON                     OH    444320000   COLUMBIANA

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1589.   CL54XC760   8377 STROUP ROAD                                HANOVERTON                 OH    444230000   COLUMBIANA
1590.   CL54XC763   7104 MARBLE ROAD N.E.                           KENSINGTON                 OH    444279606   CARROLL
1591.   CL54XC774   CHARLESTON ROAD                                 NEWTON TWP                 OH    444440000   PORTAGE
1592.   CL54XC775   9394 GILBERT ROAD                               PARIS TOWNSHIP             OH    442660000   PORTAGE
1593.   CL54XC786   2009 REIMER RD                                  WADSWORTH TWP              OH    442810000   MEDINA
1594.   CL54XC793   15944 WASHINGTON                                LOUDONVILLE                OH    448420000   HOLMES
                    TOWNSHIP ROAD (463)
1595.   CL54XC795   8095 SNODDY ROAD                                CLINTON                    OH    446760000   WAYNE
1596.   CL54XC826   46553 RUSSIA ROAD                               NEW RUSSIA TWP             OH    440740000   LORAIN
1597.   CL54XC894   11384 CHAMBERLIN ROAD                           MANTUA                     OH    442020000   PORTAGE
1598.   CL57XC608   2205 CLEVELAND ROAD                             SANDUSKY                   OH    448700000   ERIE
1599.   CL57XC610   10442 WOOSTER ST NW                             TUSCARAWAS TOWNSHIP        OH    446470000   STARK
1600.   CP13XC343   7713 B BEARDEN DRIVE                            CORPUS CHRISTI             TX    78409       NUECES
1601.   CP13XC344   AL'S SQUARE                                     ODEM                       TX    783700000   SAN PATRICIO
1602.   CP13XC345   HWY. #44                                        ROBSTOWN                   TX    78380       NUECES
1603.   CP13XC347   7000 OCEAN DRIVE                                CORPUS CHRISTI             TX    78412       NUECES
1604.   CP13XC348   6601 BEAR LANE                                  CORPUS CHRISTI             TX    784050000   NUECES
1605.   CP13XC349   4102-B WEBER ROAD                               CORPUS CHRISTI             TX    784113109   NUECES

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1606.   CP13XC350   711 W.  SANTA GERTRUDIUS                        KINGSVILLE                 TX    783634271   KLEBERG
                    ST
1607.   CP13XC351   2981 WRIGHT AVE                                 INGLESIDE                  TX    783620000   SAN PATRICIO
1608.   CP54XC315   3115 OCEAN DR                                   CORPUS CHRISTI             TX    784040000   NUECES
1609.   CP54XC328   15815 SOUTH PADRE ISLAND                        CORPUS CHRISTI             TX    784180000   NUECES
                    DR. (PARK RD.
1610.   CP54XC342   510 B NORTH PORT AVE                            CORPUS CHRISTI             TX    784080000   NUECES
1611.   CP54XC366   6857 B. STAPLES STREET                          CORPUS CHRISTI             TX    784130000   NUECES
1612.   CP54XC368   3809 B WALDRON RD                               CORPUS CHRISTI             TX    78418       NUECES
1613.   CP54XC370   503 WEST GRAVIS                                 SAN DIEGO                  TX    783840000   DUVAL
1614.   CP57XC373   1237B NILE DR.                                  CORPUS CHRISTI             TX    784120000   NUECES
1615.   CR03XC016   2004 BANCROFT ST                                CHARLOTTE                  NC    28206       MECKLENBURG
1616.   CR03XC020   3420 SHAMROCK DR                                CHARLOTTE                  NC    28215       MECKLENBURG
1617.   CR03XC021   8016 STRAWBERRY LN                              CHARLOTTE                  NC    28277       MECKLENBURG
1618.   CR03XC033   112 OLD HIGHWAY 74                              WINGATE                    NC    28174       UNION
1619.   CR03XC045   5235 CHESTNUT LAKE DR                           CHARLOTTE                  NC    28227       MECKLENBURG
1620.   CR03XC047   165 BRUMLEY AVE NE                              CONCORD                    NC    28025       CABARRUS
1621.   CR03XC056   270 BEAVER FARM RD                              STATESVILLE                NC    28625       IREDELL
1622.   CR03XC074   13510 CHOATE CIR                                CHARLOTTE                  NC    28273       MECKLENBURG

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1623.   CR03XC075   4225 STATESVILLE BLVD                           SALISBURY                  NC    28147       ROWAN
1624.   CR03XC078   405 MARGRACE RD                                 KINGS MOUNTAIN             NC    28086       CLEVELAND
1625.   CR03XC080   3825 DALLAS HIGH SHOALS                         DALLAS                     NC    28034       GASTON
                    RD
1626.   CR03XC086   1029 B J JACKSON RD                             ROCK HILL                  SC    29732       YORK
1627.   CR03XC090   1911 MAYBERRY RD                                DALLAS                     NC    28034       GASTON
1628.   CR03XC093   1632 OLD HIGHWAY 27 RD                          MT. HOLLY                  NC    28120       GASTON
1629.   CR03XC094   9526 SHOPTON RD W                               CHARLOTTE                  NC    28278       MECKLENBURG
1630.   CR03XC099   7940 US HIGHWAY 601 S                           CONCORD                    NC    28025       CABARRUS
1631.   CR03XC100   306 BRIEF RD E                                  MIDLAND                    NC    28107       UNION
1632.   CR03XC101   801 SIMPSON RD                                  INDIAN TRAIL               NC    28079       UNION
1633.   CR03XC106   482 FAIRMONT RD                                 STATESVILLE                NC    28625       IREDELL
1634.   CR03XC107   4426 CENTRAL AVE                                CHARLOTTE                  NC    28205       MECKLENBURG
1635.   CR03XC108   8556 POSSUM HOLLOW RD                           FT. MILL                   SC    29715       YORK
1636.   CR03XC115   5912 TRYON COURTHOUSE RD.                       CHERRYVILLE                NC    28021       GASTON
1637.   CR03XC117   1973 TRYON COURTHOUSE RD                        BESSEMER CITY              NC    28016       GASTON
1638.   CR03XC119   135 RACINE DR                                   CHERRYVILLE                NC    28021       GASTON
1639.   CR03XC126   584 OLD LINCOLNTON                              LINCOLNTON                 NC    280920000   LINCOLN
                    CROUSE RD

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1640.   CR03XC142   2930 KELLY RD                                   CHARLOTTE                  NC    28216       MECKLENBURG
1641.   CR03XC143   811 PRICE DAIRY RD                              MONROE                     NC    28110       UNION
1642.   CR03XC144   1411 CHERRY RD                                  ROCK HILL                  SC    29732       YORK
1643.   CR03XC146   1729 ECHO FOREST DR                             CHARLOTTE                  NC    28270       MECKLENBURG
1644.   CR23XC021   4374 LANCASTER HWY                              RICHBURG                   SC    297290000   CHESTER
1645.   CR23XC023   3925 MORRIS FIELD ROAD                          CHARLOTTE                  NC    282090000   MECKLENBURG
1646.   CR23XC024   7231 IBM DRIVE                                  CHARLOTTE                  NC    282620000   MECKLENBURG
1647.   CR23XC026   7300 ROBINSON CHURCH RD.                        CHARLOTTE                  NC    282150000   MECKLENBURG
1648.   CR23XC027   13544 MALLARD CREEK ROAD                        CHARLOTTE                  NC    282620000   MECKLENBURG
1649.   CR23XC063   9318 WALKERS FERRY ROAD                         CHARLOTTE                  NC    282140000   MECKLENBURG
1650.   CR33XC001   527 JAYCEE STREET                               FAITH                      NC    280410000   ROWAN
1651.   CR33XC036   2719 CHARLOTTE HWY 49                           YORK                       SC    29745       YORK
1652.   CR33XC153   2047 W. MEMORIAL HWY                            UNION GROVE                NC    28689       IREDELL
1653.   CR33XC175   3520 ST. JAMES CHURCH                           DENVER                     NC    28037       LINCOLN
                    ROAD
1654.   CR33XC191   129 BATTLEGROUND                                KINGS MOUNTAIN             NC    280860000   CLEVELAND
1655.   CR33XC223   101 JACKSON STREET                              ELLERBE                    NC    28338       RICHMOND
1656.   CR33XC225   PLANK ROAD                                      ROSE HILL                  NC    281700000   ANSON
1657.   CR33XC226   1004 KIKER ROAD             ROUTE 1             PEACHLAND                  NC    28133       ANSON

------------------------------------------------------------------------------------------------------------------------------------
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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1658.   CR33XC227   ROUTE 2, BOX 141-A1                             POLKTON                    NC    28135       ANSON
1659.   CR33XC229   24791 NC HWY 24/27                              ALBEMARLE                  NC    28001       STANLY
1660.   CR33XC254   5173 NORTH US HIGHWAY220                        NORMAN                     NC    28376       RICHMOND
1661.   CR33XC802   42909 WILL ROAD                                 NORWOOD                    NC    28128       STANLY
1662.   CR54XC045   832 JAKE ALEXANDER BLVD                         SALISBURY                  NC    281440000   ROWAN
                    WEST
1663.   CR54XC046   472 SIX MILE CREEK ROAD                         LANCASTER                  SC    297200000   LANCASTER
1664.   CR54XC049   168 CRENSHAW DRIVE                              LANCASTER                  SC    297200000   LANCASTER
1665.   CR54XC050   2773 CHARLOTTE HIGHWAY                          LANCASTER                  SC    297200000   LANCASTER
1666.   CR54XC196   1626 -A  LANCASTER                              CHESTER                    SC    297060000   CHESTER
                    HIGHWAY
1667.   CR54XC622   3729 MIRANDA ROAD                               CHARLOTTE                  NC    282160000   MECKLENBURG
1668.   CR54XC636   1227 PEACHTREE RD                               CHARLOTTE                  NC    282160000   MECKLENBURG
1669.   CT03XC004   311 OLD GATE LN                                 MILFORD                    CT    06460       NEW HAVEN
1670.   CT03XC008   945 E CENTER ST                                 WALLINGFORD                CT    06492       NEW HAVEN
1671.   CT03XC009   10 TOELLES RD                                   WALLINGFORD                CT    06492       NEW HAVEN
1672.   CT03XC011   2755 STATE STREET                               HAMDEN                     CT    06473       NEW HAVEN
1673.   CT03XC015   148 NORTON STREET                               MILLDALE                   CT    06467       HARTFORD
1674.   CT03XC017   100 RUSSIAN VILLAGE RD                          SOUTHBURY                  CT    06488       NEW HAVEN
1675.   CT03XC020   1116 JOHNSON ROAD                               WOODBRIDGE                 CT    065250000   NEW HAVEN

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1676.   CT03XC021   21 ACORN RD                                     BRANFORD                   CT    06405       NEW HAVEN
1677.   CT03XC027   150 MATTATUCK HEIGHTS RD                        WATERBURY                  CT    06705       NEW HAVEN
1678.   CT03XC034   34 RIMMON ST                                    SEYMOUR                    CT    06483       NEW HAVEN
1679.   CT03XC035   280 ELM STREET                                  NAGATVILE                  CT    06770       NEW HAVEN
1680.   CT03XC038   528 WHEELERS FARMS RD                           MILFORD                    CT    06460       NEW HAVEN
1681.   CT03XC040   150 N MAIN ST                                   BRANFORD                   CT    06405       NEW HAVEN
1682.   CT03XC048   850 W MAIN ST                                   BRANFORD                   CT    06405       NEW HAVEN
1683.   CT03XC049   85 PLAINFIELD AVE                               WEST HAVEN                 CT    06516       NEW HAVEN
1684.   CT03XC057   1358 NEW BRITAIN AVE                            WEST HARTFORD              CT    06110       HARTFORD
1685.   CT03XC064   92 WESTON STREET                                HARTFORD                   CT    06120       HARTFORD
1686.   CT03XC065   440 HAYDEN STATION RD                           WINDSOR                    CT    06095       HARTFORD
1687.   CT03XC066   59 MCGUIRE RD                                   SOUTH WINDSOR              CT    06074       HARTFORD
1688.   CT03XC075   27-31 SOUTH MAIN STREET                         WEST HARTFORD              CT    061100000   HARTFORD
1689.   CT03XC076   28 BREWER DRIVE                                 BLOOMFIELD                 CT    06002       HARTFORD
1690.   CT03XC081   1616 NEW LONDON TPKE                            GLASTONBURY                CT    06033       HARTFORD
1691.   CT03XC083   LOT C NORTH MOUNTAIN RD.                        NEW BRITAIN                CT    06053       HARTFORD
1692.   CT03XC084   40 PROSPECT ST                                  NEWINGTON                  CT    06111       HARTFORD
1693.   CT03XC086   10 SPARKS ST                                    PLAINVILLE                 CT    06062       HARTFORD
1694.   CT03XC087   625 SPRING ST                                   SOUTHINGTON                CT    06489       HARTFORD
1695.   CT03XC100   130 BIRDSEYE ROAD                               FARMINGTON                 CT    06032       HARTFORD
1696.   CT03XC102   430 MIDDLESEX TPKE                              OLD SAYBROOK               CT    06475       MIDDLESEX

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1697.   CT03XC104   30 SHORT HILLS ROAD                             OLD LYME                   CT    06371       NEW LONDON
1698.   CT03XC105   41 MANITOCK HL                                  WATERFORD                  CT    06385       NEW LONDON
1699.   CT03XC155   782 OLD CLINTON ROAD                            WESTBROOK                  CT    06498       MIDDLESEX
1700.   CT03XC160   238 MERIDEN RD.                                 MIDDLEFIELD                CT    06455       MIDDLESEX
1701.   CT03XC169   1969 SAYBROOK ROAD                              MIDDLETOWN                 CT    06457       MIDDLESEX
1702.   CT03XC171   111 SCHOOLHOUSE ROAD                            MILFORD                    CT    06460       NEW HAVEN
1703.   CT03XC172   1919 BOSTON POST RD                             GUILFORD                   CT    06437       NEW HAVEN
1704.   CT03XC204   JANOSKI ROAD                                    ASHFORD                    CT    06278       WINDHAM
1705.   CT03XC208   23 HOLLAND DRIVE                                UNION                      CT    06278       WINDHAM
1706.   CT03XC211   53-73 SLATER ST                                 MANCHESTER                 CT    06040       HARTFORD
1707.   CT03XC221   CL&P, BRIGHTMEADOW BLVD                         ENFIELD                    CT    06141       HARTFORD
1708.   CT03XC224   50 CHAPEL ST                                    SPRINGFIELD                MA    01109       HAMPDEN
1709.   CT03XC225   90 MEMORIAL DR                                  SPRINGFIELD                MA    01104       HAMPDEN
1710.   CT03XC227   481 CAREW STREET                                SPRINGFIELD                MA    01104       HAMPDEN
1711.   CT03XC335   94 EAST HIGH ST.                                EAST HAMPTON               CT    06424       MIDDLESEX
1712.   CT03XC340   352 S MAIN ST                                   NEWTOWN                    CT    64702       FAIRFIELD
1713.   CT03XC355   515 BOSTON POST ROAD                            WESTPORT                   CT    06880       FAIRFIELD
1714.   CT03XC365   474-480 MAIN STREET                             MONROE                     CT    064680000   FAIRFIELD
1715.   CT13XC239   34 CARMELINAS CIRCLE                            LUDLOW                     MA    01056       HAMPDEN

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1716.   CT13XC248   250 BRATTLEBORO ROAD                            BERNARDSTON                MA    01337       FRANKLIN
1717.   CT13XC250   1352 WEST STREET                                AMHERST                    MA    01002       HAMPSHIRE
1718.   CT23XC402   954 NORWICH ROAD                                PLAINFIELD                 CT    060620000   WINDHAM
                    (ROUTE 12)
1719.   CT23XC411   389 ROUTE 2                                     PRESTON                    CT    06365       NEW LONDON
1720.   CT23XC507   20 GREAT OAK ROAD                               OXFORD                     CT    06478       NEW HAVEN
1721.   CT23XC508   338 OXFORD ROAD                                 OXFORD                     CT    06478       NEW HAVEN
1722.   CT23XC550   219 NEW PARK AVENUE                             HARTFORD                   CT    061050000   HARTFORD
1723.   CT23XC558   200 MAIN ST                                     CROMWELL                   CT    06416       MIDDLESEX
1724.   CT33XC005   3 CARION HILL ROAD                              UNION                      CT    060760000   TOLLAND
1725.   CT33XC010   101 PIERCE ROAD                                 PRESTON                    CT    06365       NEW LONDON
1726.   CT33XC011   1439 VOLUNTOWN ROAD                             GRISWOLD                   CT    063510000   NEW LONDON
1727.   CT33XC018   1 Public Works Dr.                              East Hampton               CT    06424       Hartford
1728.   CT33XC021   64 HUNGERFORD LANE                              HARWINTON                  CT    067910000   LITCHFIELD
1729.   CT33XC059   41 BECKWITH ROAD            RT. 85              OAKDALE                    CT    06370       NEW LONDON
1730.   CT33XC061   557 RTE. 82                                     OAKDALE                    CT    063700000   NEW LONDON
1731.   CT33XC074   71 ASHFORD ROAD                                 EASTFORD                   CT    06282       WINDHAM
1732.   CT33XC078   136 WRIGHT ROAD                                 TORRINGTON                 CT    06790       LITCHFIELD

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1733.   CT33XC082   31 F CLARKS ROAD                                NORTH STONINGTON           CT    063590000   NEW LONDON
1734.   CT33XC084   53 WESTMINSTER ROAD                             CANTERBURY                 CT    06331       WINDHAM
1735.   CT33XC096   685 KENT ROAD                                   GAYLORSVILLE               CT    067550000   LITCHFIELD
1736.   CT33XC111   123 CAMPVILLE HILL ROAD                         HARWINTON                  CT    06791       LITCHFIELD
1737.   CT33XC115   161 PINNEY STREET                               COLEBROOK                  CT    06021       LITCHFIELD
1738.   CT33XC514   15 KLUGE RD.                                    PROSPECT                   CT    06172       NEW HAVEN
1739.   CT33XC518   1440 NORTH MAIN STREET                          WOODBURY                   CT    067980000   LITCHFIELD
                    DAIRY BUILDING
1740.   CT33XC520   GREAT HOLLOW ROAD                               WOODBURY                   CT    067980000   LITCHFIELD
1741.   CT33XC535   2381 Long Hill Rd                               Guilford                   CT    06437       New Haven
1742.   CT33XC536   1684 CHAMBERLAIN                                KENSINGTON                 CT    06037       HARTFORD
                    HIGHWAY
1743.   CT33XC543   78 ROUTE 81                                     KILLINGWORTH               CT    06419       MIDDLESEX
1744.   CT33XC548   TOBY HILL ROAD                                  WESTBROOK                  CT    06498       MIDDLESEX
1745.   CT33XC551   RILEY MOUNTAIN ROAD                             COVENTRY                   CT    062380000   TOLLAND
1746.   CT33XC559   111 STAFORD                                     HAMPDEN                    CT    06071       TOLLAND
1747.   CT33XC560   BUCK ROAD                                       HEBRON                     CT    06248       TOLLAND
1748.   CT33XC561   31 JAMROG DRIVE                                 CHICOPEE                   MA    01020       HAMPDEN
1749.   CT33XC564   61 CONGAMOND ROAD                               SOUTHWICK                  MA    010770000   HAMPDEN
1750.   CT33XC567   116 GRANT HILL ROAD                             BROOKLYN                   CT    06234       WINDHAM
1751.   CT33XC571   14 THOMPSON HILL ROAD                           COLUMBIA                   CT    06237       TOLLAND

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1752.   CT33XC588   120 INDUSTRIAL PARK                             NEW HARTFORD               CT    060570000   LITCHFIELD
                    ACCESS ROAD
1753.   CT33XC594   37 BUTTERNUT STREET                             TURNER FALLS               MA    01302       FRANKLIN
1754.   CT33XC595   120 EAST MAIN STREET                            ERVING                     MA    01344       FRANKLIN
1755.   CT33XC596   143 W. STATE STREET                             GRANBY                     MA    01033       HAMPSHIRE
1756.   CT33XC597   675 DANIEL SHAYS                                NEW SALEM                  MA    013550000   FRANKLIN
                    HIGHWAY
1757.   CT33XC611   2189-2215 BLACKROCK                             FAIRFIELD                  CT    664323422   FAIRFIELD
                    TURNPIKE
1758.   CT43XC804   60 SOUTH MAIN STREET                            EAST GRANBY                CT    060350000   HARTFORD
1759.   CT43XC851   454 RUSSEL STREET                               HADLEY                     MA    010350000   HAMPSHIRE
1760.   CT54XC702   47-51 UNITY STREET                              PLAINFIELD                 CT    063740000   WINDHAM
1761.   CT54XC736   25 ROBINSON STREET                              PALMER                     MA    010690000   HAMPDEN
1762.   CT54XC757   15 WASHINGTON STREET                            WESTFIELD                  MA    010850000   HAMPDEN
1763.   CT54XC771   186  MinorTown                                  Woodbury                   CT    06798       Litchfield
1764.   CT54XC786   189 BOSTON POST ROAD                            OLD LYME                   CT    063710000   NEW LONDON
1765.   DA03XC080   278 FM 286                                      HILLSBORO                  TX    766450000   HILL
1766.   DA03XC087   2205 SE 4TH ST                                  GRAND PRAIRIE              TX    75051       DALLAS
1767.   DA03XC088   730 S BELT LINE RD                              IRVING                     TX    75060       DALLAS
1768.   DA03XC089   4510 LANGDON RD                                 DALLAS                     TX    75241       DALLAS

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1769.   DA03XC090   10306 LAKE JUNE RD                              DALLAS                     TX    75217       DALLAS
1770.   DA03XC091   5220 GUS THOMASSON RD                           MESQUITE                   TX    75150       DALLAS
                    # A
1771.   DA03XC092   7918 ANTOINETTE ST                              DALLAS                     TX    75217       DALLAS
1772.   DA03XC093   900 W CAMP WISDOM RD                            DUNCANVILLE                TX    75116       DALLAS
1773.   DA03XC094   3203 B DAWES DR.                                DALLAS                     TX    75211       DALLAS
1774.   DA03XC095   2818 TRINITY SQUARE DR                          CARROLLTON                 TX    75006       DALLAS
1775.   DA03XC097   N OF NW COR OF                                  RICHARDSON                 TX    75082       DALLAS
                    HOLFORD/BLACKBURN
1776.   DA03XC098   W S/O FM 1461 AT                                MCKINNEY                   TX    75070       COLLIN
                    WILMETH RD., 1 MI N/O
                    380
1777.   DA03XC099   1655 VILBIG RD # A                              DALLAS                     TX    75208       DALLAS
1778.   DA03XC100   PIONEER AND EAST GLEN                           MESQUITE                   TX    75149       DALLAS
                    BLVD
1779.   DA03XC101   4751 BEN DAVIS RD.                              GARLAND                    TX    75040       DALLAS
1780.   DA03XC102   10818 HAWN FWY.                                 DALLAS                     TX    75253       DALLAS
1781.   DA03XC106   1420 WESTWAY CIR                                CARROLLTON                 TX    75006       DALLAS
1782.   DA03XC109   1550 E CLEVELAND ST                             HUTCHINS                   TX    75141       DALLAS
1783.   DA03XC110   150 N CLARK RD                                  CEDAR HILL                 TX    75104       DALLAS
1784.   DA03XC111   2611 WALNUT HILL LN                             DALLAS                     TX    75229       DALLAS
1785.   DA03XC114   12975 FISH RD                                   DALLAS                     TX    75253       DALLAS

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1786.   DA03XC115   10849 JUPITER RD                                DALLAS                     TX    75218       DALLAS
1787.   DA03XC116   2401 CARTWRIGHT ST                              DALLAS                     TX    75212       DALLAS
1788.   DA03XC117   4321 N BELT LINE RD                             MESQUITE                   TX    75150       DALLAS
                    STE 350
1789.   DA03XC118   511 E CAMP WISDOM RD                            DUNCANVILLE                TX    75116       DALLAS
1790.   DA03XC122   5591 S LAMAR ST                                 DALLAS                     TX    75215       DALLAS
1791.   DA03XC123   1728 POLSER RD.                                 HEBRON                     TX    75010       DENTON
1792.   DA03XC124   6833 K AVE                                      PLANO                      TX    75074       COLLIN
1793.   DA03XC126   3542 N HOUSTON SCHOOL                           LANCASTER                  TX    75134       DALLAS
                    RD
1794.   DA03XC127   2709 K AVE                                      PLANO                      TX    75074       COLLIN
1795.   DA03XC128   2340 S BUCKNER BLVD                             DALLAS                     TX    75227       DALLAS
1796.   DA03XC129   1231 E PLEASANT RUN RD                          CEDAR HILL                 TX    75104       DALLAS
1797.   DA03XC130   1430 B HIGH POINTE LANE                         CEDAR HILL                 TX    75104       DALLAS
1798.   DA03XC132   2340 S. BELT LINE RD.                           MESQUITE                   TX    75253       DALLAS
1799.   DA03XC135   4276 O BANION RD                                GARLAND                    TX    75043       DALLAS
1800.   DA03XC136   1709 N GARLAND AVE                              GARLAND                    TX    75040       DALLAS
1801.   DA03XC138   515 MILLS RD                                    GARLAND                    TX    75040       DALLAS
1802.   DA03XC140   RENNER RD.                                      RICHARDSON                 TX    75080       DALLAS
1803.   DA03XC142   3328 EXECUTIVE BLVD                             MESQUITE                   TX    75149       DALLAS
1804.   DA03XC144   2405 EXECUTIVE DR                               GARLAND                    TX    75041       DALLAS

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1805.   DA03XC147   5401 HERITAGE AVE.                              GRAPEVINE                  TX    76034       TARRANT
1806.   DA03XC149   7405 LIBERTY GROVE RD                           ROWLETT                    TX    75089       DALLAS
1807.   DA03XC150   130 MCWHIRTER ROAD                              MURPHY                     TX    75002       COLLIN
1808.   DA03XC151   619 N COWAN AVE                                 LEWISVILLE                 TX    75057       DENTON
1809.   DA03XC153   3003 HWY 691                                    DENISON                    TX    75020       GRAYSON
1810.   DA03XC156   7676 RASOR RD                                   PLANO                      TX    75024       COLLIN
1811.   DA03XC160   8992 TAFT POWELL RD                             FRISCO                     TX    75035       COLLIN
1812.   DA03XC161   RR 1 BOX 108M                                   AUBREY                     TX    76227       DENTON
1813.   DA03XC162   5006 RECTOR RD.                                 DENTON                     TX    76266       DENTON
1814.   DA03XC164   300 LAVENDER RD.                                LANCASTER                  TX    75146       DALLAS
1815.   DA03XC165   6058 W. HWY. 80                                 TERRELL                    TX    75160       KAUFMAN
1816.   DA03XC167   S OF FM 1446 W/O                                WAXAHACHIE                 TX    75167       ELLIS
                    WAXAHACHIE CITY LIMITS
1817.   DA03XC168   600 FRANKLIN ST                                 DE SOTO                    TX    75115       DALLAS
1818.   DA03XC170   121 GEORGIA LN                                  SEAGOVILLE                 TX    75159       DALLAS
1819.   DA03XC176   NEC OF CR 83 AND                                CELINA                     TX    75009       COLLIN
                    PRESTON RD. (HWY 289)
1820.   DA03XC177   837 EDMONSON RD.                                FORRESTON                  TX    76041       ELLIS
1821.   DA03XC179   1666 US 77                                      MILFORD                    TX    76645       ELLIS
1822.   DA03XC192   860 S. HWY 5                                    FAIRVIEW                   TX    75069       COLLIN
1823.   DA03XC194   CR 462 & CR 458                                 PRINCETON                  TX    75047       DENTON
1824.   DA03XC201   2609 LYNDON B JOHNSON                           DALLAS                     TX    75234       DALLAS
                    FWY

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1825.   DA03XC203   1702 BARRY AVE                                  DALLAS                     TX    75223       DALLAS
1826.   DA03XC206   480 E SAFARI PKWY                               GRAND PRAIRIE              TX    75050       DALLAS
1827.   DA03XC207   510 N BOWSER RD                                 RICHARDSON                 TX    75081       DALLAS
1828.   DA03XC210   561 W CAMPBELL RD                               RICHARDSON                 TX    75080       DALLAS
1829.   DA03XC220   2246 LUNA RD                                    CARROLLTON                 TX    75006       DALLAS
1830.   DA03XC225   3712 RACE ST                                    DALLAS                     TX    75246       DALLAS
1831.   DA03XC233   1932 E HENDERSON ST                             CLEBURNE                   TX    76031       JOHNSON
1832.   DA03XC234   2420 CHESTNUT AVE                               FT. WORTH                  TX    76106       TARRANT
1833.   DA03XC237   7523 W CLEBURNE RD                              FT. WORTH                  TX    76133       TARRANT
1834.   DA03XC238   7001 BENBROOK LAKE DR                           FT. WORTH                  TX    76132       TARRANT
1835.   DA03XC239   6777 CAMP BOWIE BLVD                            FT. WORTH                  TX    76116       TARRANT
1836.   DA03XC241   5105 NE 28TH ST                                 HALTOM CITY                TX    76117       TARRANT
1837.   DA03XC242   6050 NE LOOP 820                                NORTH RICHLAND HILLS       TX    76180       TARRANT
1838.   DA03XC243   8855 WEST FWY                                   FT. WORTH                  TX    76116       TARRANT
1839.   DA03XC244   8041 BRENTWOOD STAIR RD.                        FT. WORTH                  TX    76120       TARRANT
1840.   DA03XC246   5642 NORTHAVEN RD                               DALLAS                     TX    75230       DALLAS
1841.   DA03XC247   4801 E ROSEDALE ST                              FT. WORTH                  TX    76105       TARRANT
1842.   DA03XC248   3309 WILBARGER ST                               FT. WORTH                  TX    76119       TARRANT
1843.   DA03XC249   905 W HAMMOND ST                                FT. WORTH                  TX    76115       TARRANT

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1844.   DA03XC251   7516 KATHY LN                                   BENBROOK                   TX    76126       TARRANT
1845.   DA03XC253   2101 HIGHBANK DR                                ARLINGTON                  TX    76018       TARRANT
1846.   DA03XC254   7510 SMITHFIELD RD                              NORTH RICHLAND HILLS       TX    76180       TARRANT
1847.   DA03XC255   3820 WESTERN CENTER BLVD                        FT. WORTH                  TX    76137       TARRANT
1848.   DA03XC256   209 BRENDA LANE                                 FT. WORTH                  TX    76131       TARRANT
1849.   DA03XC257   101 KROGER DR                                   KELLER                     TX    76248       TARRANT
1850.   DA03XC262   1369 CR-602                                     BURLESON                   TX    76028       JOHNSON
1851.   DA03XC263   2550 FM 731                                     BURLESON                   TX    76028       JOHNSON
1852.   DA03XC270   1756 BETHEL RD                                  WEATHERFORD                TX    76086       PARKER
1853.   DA03XC271   5600 I-20 WEST                                  ALEDO                      TX    76008       PARKER
1854.   DA03XC273   6920 HAWK RD                                    FLOWER MOUND               TX    75022       DENTON
1855.   DA03XC282   9292 MCDANIEL RD.                               FT. WORTH                  TX    761265579   PARKER
1856.   DA03XC295   2921 FM 3136                                    CLEBURNE                   TX    76031       JOHNSON
1857.   DA03XC300   2901 STANLEY AVE                                FT. WORTH                  TX    76110       TARRANT
1858.   DA03XC301   2420 RACE ST                                    FT. WORTH                  TX    76111       TARRANT
1859.   DA03XC304   4629 MARK IV PKWY                               FT. WORTH                  TX    76106       TARRANT
1860.   DA03XC307   140 S BEACH ST                                  FT. WORTH                  TX    76105       TARRANT
1861.   DA04XC007   3708 1/2 WOODBURY DR                            AUSTIN                     TX    78704       TRAVIS
1862.   DA04XC009   1225 1/2 S PLEASANT                             AUSTIN                     TX    78741       TRAVIS
                    VALLEY RD
1863.   DA04XC011   4116 1/2 ED BLUESTEIN                           AUSTIN                     TX    78721       TRAVIS
                    BLVD
1864.   DA04XC012   5540 1/2 N LAMAR BLVD                           AUSTIN                     TX    78751       TRAVIS

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1865.   DA04XC013   5202 MANOR RD                                   AUSTIN                     TX    78723       TRAVIS
1866.   DA04XC017   7333 BLUFF SPRINGS RD                           AUSTIN                     TX    78744       TRAVIS
1867.   DA04XC020   226 WONDER WORLD DR                             SAN MARCOS                 TX    78666       HAYS
1868.   DA04XC021   1607 WHITE RIVER BLVD.                          PFLUGERVILLE               TX    78701       TRAVIS
1869.   DA04XC022   7305 BURLESON RD                                AUSTIN                     TX    78744       TRAVIS
1870.   DA04XC023   189 CR-265                                      GEORGETOWN                 TX    78628       WILLIAMSON
1871.   DA04XC024   13107 DESSAU RD                                 AUSTIN                     TX    78754       TRAVIS
1872.   DA04XC025   10620 BURNET RD                                 AUSTIN                     TX    78758       TRAVIS
1873.   DA04XC026   506 MCNEIL RD                                   ROUND ROCK                 TX    78681       WILLIAMSON
1874.   DA04XC027   205 W 2ND ST                                    TAYLOR                     TX    76574       WILLIAMSON
1875.   DA04XC028   9606 OLD MANOR RD                               AUSTIN                     TX    78724       TRAVIS
1876.   DA04XC029   553 SILENT VALLEY RD.                           LOCKHART                   TX    78644       CALDWELL
1877.   DA04XC030   7318 OLD BEE CAVES RD.                          AUSTIN                     TX    78735       TRAVIS
1878.   DA04XC031   3721 FM 620 N.                                  AUSTIN                     TX    78734       TRAVIS
1879.   DA04XC033   11114 MOTHERAL DR                               AUSTIN                     TX    78753       TRAVIS
1880.   DA04XC035   500 W. FRONT ST.                                HUTTO                      TX    78634       WILLIAMSON
1881.   DA04XC036   11100 N. IH 35                                  JARRELL                    TX    76537       WILLIAMSON
1882.   DA04XC038   5400 BEE CREEK RD                               SPICEWOOD                  TX    78669       BURNET
1883.   DA04XC039   3811 FM 620 SOUTH                               BEE CAVE                   TX    78734       TRAVIS
1884.   DA04XC043   9789 FM2244                                     AUSTIN                     TX    78733       TRAVIS
1885.   DA04XC044   2212 LYNNBROOK DR                               AUSTIN                     TX    78748       TRAVIS

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1886.   DA04XC045   8520 S HIGHWAY 183                              AUSTIN                     TX    78747       TRAVIS
1887.   DA04XC046   5029 FM 2001                                    BUDA                       TX    78610       HAYS
1888.   DA04XC049   1950 CRYSTAL FALLS                              LEANDER                    TX    78641       WILLIAMSON
                    PKWY.
1889.   DA04XC050   14320  F-M RD 620 RD N.                         AUSTIN                     TX    78717       TRAVIS
1890.   DA04XC054   .2 MI W/O I35 ON POSEY                          SAN MARCOS                 TX    78666       HAYS
                    RD.
1891.   DA04XC055   530 N. HWY 183                                  GEORGETOWN                 TX    78628       WILLIAMSON
1892.   DA04XC056   FISH FARM ROAD                                  LULING                     TX    78648       CALDWELL
1893.   DA04XC057   13706 BOIS D ARC LANE                           MANOR                      TX    78653       TRAVIS
1894.   DA04XC058   618B HIGHWAY 290                                ELGIN                      TX    78621       BASTROP
1895.   DA04XC059   275B OLD POTATO RD.                             PAIGE                      TX    78659       BASTROP
1896.   DA04XC060   OFF CR 217/US 183                               WILLIAMSON COUNTY          TX    76527       WILLIAMSON
1897.   DA04XC061   1519 OLD LOCKHART RD.                           LOCKHART                   TX    78616       CALDWELL
1898.   DA04XC064   2450 I-35 2 MI SE OF                            KYLE                       TX    78640       HAYS
                    KYLE
1899.   DA04XC065   304 FM 1209                                     BASTROP                    TX    78602       BASTROP
1900.   DA04XC066   2002 HOWARD LN                                  AUSTIN                     TX    78728       TRAVIS
1901.   DA04XC076   1610 W NUGENT AVE                               TEMPLE                     TX    76504       BELL
1902.   DA13XC359   9773 HARRY HINES BLVD                           DALLAS                     TX    75220       DALLAS
1903.   DA13XC361   10210 WEBB CHAPEL ROAD                          DALLAS                     TX    75229       DALLAS
1904.   DA13XC400   6639 E LOVERS LN                                DALLAS                     TX    75214       DALLAS

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1905.   DA13XC401   2105 WINSTED DR                                 DALLAS                     TX    75214       DALLAS
1906.   DA13XC402   RR 2 BOX 40K                                    ROCKWALL                   TX    75087       ROCKWALL
1907.   DA13XC403   RR 1 BOX 333                                    VAN ALSTYNE                TX    75495       GRAYSON
1908.   DA13XC404   RR 3 BOX 258C4                                  POTTSBORO                  TX    75076       GRAYSON
1909.   DA13XC405   6087 BUSINESS 78                                NEVADA                     TX    75173       COLLIN
1910.   DA13XC407   108 W FM 455                                    PILOT POINT                TX    76258       DENTON
1911.   DA13XC408   3700 NORTH MACARTHUR                            IRVING                     TX    75062       DALLAS
1912.   DA13XC410   7202 DICK FISHER SOUTH                          NORTH RICHLAND HILLS       TX    761820000   TARRANT
1913.   DA13XC414   1149 BURTON HILL RD                             FT. WORTH                  TX    761070000   TARRANT
1914.   DA13XC417   FM 2478 RT. 1 BOX 326                           MCKINNEY                   TX    75070       COLLIN
                    (CUSTER & CR 115)
1915.   DA13XC418   3201 VINSON RD                                  WYLIE                      TX    75098       DALLAS
1916.   DA13XC419   1120 FM 1382                                    CEDAR HILL                 TX    751060058   DALLAS
1917.   DA13XC420   6161 MEADOWBROOK DR                             FT. WORTH                  TX    76112       TARRANT
1918.   DA13XC421   7159 HICKORY ST                                 FRISCO                     TX    75034       COLLIN
1919.   DA13XC500   11827 JUDD CT                                   DALLAS                     TX    75243       DALLAS
1920.   DA13XC506   18530 DALLAS PARKWAY                            DALLAS                     TX    752870000   DALLAS
1921.   DA13XC507   601 S INDUSTRIAL BLVD                           DALLAS                     TX    75207       DALLAS
1922.   DA13XC509   2410 LOGAN ST                                   DALLAS                     TX    75215       DALLAS
1923.   DA13XC512   1301 WRANGLER                                   COPPELL                    TX    750170000   DALLAS

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1924.   DA13XC518   802 BELLAIRE BLVD                               LEWISVILLE                 TX    750670000   DENTON
1925.   DA13XC522   1717 17TH STREET                                PLANO                      TX    750746499   COLLIN
1926.   DA13XC525   4001 ROBINSON RD                                GRAND PRAIRIE              TX    75052       DALLAS
1927.   DA13XC529   329 OAK TRAIL PLAZA                             GARLAND                    TX    75043       DALLAS
1928.   DA13XC533   4018 CLAY AVE                                   HALTOM CITY                TX    76117       TARRANT
1929.   DA13XC534   3029 PRECINT RD                                 HURST                      TX    760530000   TARRANT
1930.   DA13XC539   4020 N COOPER BLVD                              ARLINGTON                  TX    76015       TARRANT
1931.   DA13XC540   300-700 E. PIPELINE         BEDFORD/HURST       HURST                      TX    76053       TARRANT
                    ROAD                        BELLAIRE
                                                SHOPPING CENTER
1932.   DA13XC542   4325 S.W. GREEN OAKS                            ARLINGTON                  TX    76017       TARRANT
                    BLVD.
1933.   DA13XC543   13730 FLOYD CIRCLE                              DALLAS                     TX    752431413   DALLAS
1934.   DA13XC555   ROUTE 1                                         CALERA                     OK    74730       BRYAN
1935.   DA13XC556   RT. 3 .BOX 147                                  DURANT                     OK    74701       BRYAN
1936.   DA13XC561   RT. 2, BOX 1486                                 GAINESVILLE                TX    76240       COOKE
1937.   DA13XC581   3443 SORRENTA DRIVE                             MESQUITE                   TX    751500000   DALLAS
1938.   DA13XC588   523 W SPRINT CREEK                              PLANO                      TX    750750000   COLLIN
                    PARKWAY
1939.   DA13XC595   945 SOUTH BOSLEY ROAD                           SANTO                      TX    76742       PALO PINTO
1940.   DA13XC596   S. I-20 ACCESS ROAD                             THURBER                    TX    76953       ERATH
1941.   DA13XC597   HC62 BOX 220 SILO RD.                           DURANT                     OK    74702       BRYAN

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1942.   DA13XC598   151 PR 2373                                     ALFORD                     TX    76225       WISE
1943.   DA13XC600   13970 TRINITY BLVD                              FT. WORTH                  TX    761550000   DALLAS
1944.   DA13XC607   10201 JACKSBORO HIGHWAY                         FT. WORTH                  TX    76114       TARRANT
1945.   DA13XC609   150 NORTH OAKRIDGE DRIVE                        HUDSON OAKS                TX    76087       PARKER
1946.   DA13XC614   3907 WEST AIRPORT FWY                           IRVING                     TX    760540000   DALLAS
1947.   DA13XC615   2109 W. PARKER RD.,                             PLANO                      TX    750740000   COLLIN
                    BLDG D
1948.   DA13XC616   549 BENNETT  LANE                               LEWISVILLE                 TX    750670000   DENTON
1949.   DA13XC617   1400 BLOCK DALLAS DRIVE                         DENTON                     TX    762020000   DENTON
1950.   DA13XC618   1217 WEST OAK STREET                            DENTON                     TX    762050000   DENTON
1951.   DA23XC105   3411 PETERS COLONY                              FLOWER MOUND               TX    750220000   DENTON
1952.   DA23XC700   3333 HWY 75 N.                                  SHERMAN                    TX    750900000   GRAYSON
1953.   DA23XC707   10211 PLANO ROAD                                DALLAS                     TX    752380000   DALLAS
1954.   DA23XC710   1200 SOUTH HIGHWAY 34                           TERRELL                    TX    751600000   KAUFMAN
1955.   DA23XC715   10053 SHOREVIEW DR.                             DALLAS                     TX    752380000   DALLAS
1956.   DA23XC717   5602 REDFIELD AVE.                              DALLAS                     TX    752350000   DALLAS
1957.   DA23XC721   4691 STATE HWY 121                              THE COLONY                 TX    750560000   DALLAS
1958.   DA23XC727   1550T NORWOOD DR                                HURST                      TX    760540000   TARRANT
1959.   DA23XC729   2424 NE 35TH ST.                                FT. WORTH                  TX    761110000   TARRANT

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1960.   DA23XC750   613 NORTH ALAMO                                 WEATHERFORD                TX    76086       PARKER
1961.   DA23XC751   2301 S. HIGHWAY 377                             GRANBURY                   TX    760480000   HOOD
1962.   DA23XC752   1540 HIGHWAY 157                                MANSFIELD                  TX    760630000   TARRANT
1963.   DA23XC758   205 S. BOIS DARC ST.                            HILLSBORO                  TX    76645       HILL
1964.   DA33XC001   5400 LEGACY DR., H3-2F-53                       PLANO                      TX    750243199   DALLAS
1965.   DA33XC046   4399 HIGHWAY 69 S                               GREENVILLE                 TX    754029071   HUNT
1966.   DA33XC047   ROUTE 2, BOX 191                                SULPHUR SPRINGS            TX    754820000   HOPKINS
1967.   DA33XC050   ROUTE 1, BOX 194C                               TALCO                      TX    75487       FRANKLIN
1968.   DA33XC052   491 RAINS COUNTY ROAD                           EMORY                      TX    755400000   RAINS
                    2230
1969.   DA33XC055   2680 VAN ZANDT CR 4505                          BEN WHEELER                TX    75754       VAN ZANDT
1970.   DA33XC062   509 AIRPORT RD                                  TIOGA                      TX    762712728   GRAYSON
1971.   DA33XC063   20 SHADOWOOD LN                                 GAINESVILLE                TX    762405233   COOKE
1972.   DA33XC066   14422 FARM MARKET 51                            DECATUR                    TX    76234       DENTON
1973.   DA33XC067   549 CR 1300                                     BRIDGEPORT                 TX    764260000   WISE
1974.   DA33XC068   13088 JACKSON ROAD                              KRUM                       TX    762490000   DENTON
1975.   DA33XC081   479 PR 719                                      LIPAN                      TX    764620000   ERATH
1976.   DA33XC082   2153 PRIVATE ROAD 1562                          STEPHENVILLE               TX    760010000   ERATH
1977.   DA33XC083   851 LOGAN'S RUN ROAD                            PERRIN                     TX    76021       PARKER
1978.   DA33XC084   856 FM 2210                                     BRIDGEPORT                 TX    76426       WISE

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

1979.   DA33XC096   HWY 377                                         BLUFFDALE                  TX    76433       ERATH
1980.   DA33XC097   6611 HWY 377                                    TOLAR                      TX    764760000   HOOD
1981.   DA33XC133   10400 COUNTY ROAD 4515                          LARUE                      TX    757705325   HENDERSON
1982.   DA33XC162   6813 I-30                                       GREENVILLE                 TX    754020000   HUNT
1983.   DA33XC165   253 CR 4302                                     GREENVILLE                 TX    75401       HUNT
1984.   DA33XC166   CR4704                                          COMMERCE                   TX    75428       HUNT
1985.   DA33XC168   RR 7 BOX 277                                    SULPHUR SPRINGS            TX    75482       HOPKINS
1986.   DA33XC170   RR 3 BOX 314                                    MT. PLEASANT               TX    754559727   TITUS
1987.   DA33XC171   1613 RAINTREE CIR                               SULPHUR SPRINGS            TX    754822134   HOPKINS
1988.   DA33XC172   RT 2 BOX 231                                    CUMBY                      TX    754330000   HUNT
1989.   DA33XC173   CR 309 & HWY 80                                 TERRELL                    TX    751600000   KAUFMAN
1990.   DA33XC175   CARROLL AND MADOLE                              ATHENS                     TX    757510000   HENDERSON
                    STREETS
1991.   DA33XC177   HIGHWAY 175                                     KEMP                       TX    75143       KAUFMAN
1992.   DA33XC178   15421 STATE HWY. 198                            MABANK                     TX    751470000   KAUFMAN
1993.   DA33XC181   516 PECAN STREET                                BLOOMING GROVE             TX    766260000   NAVARRO
1994.   DA33XC182   20948 WEST HWY 22                               MERTENS                    TX    766660000   NAVARRO
1995.   DA33XC184   9800 CR 3622                                    MURCHISON                  TX    757780000   HENDERSON
1996.   DA33XC185   1520 CR 4814                                    BEN WHEELER                TX    757540000   DALLAS
1997.   DA33XC186   HWY 31                                          BROWNSBORO                 TX    757560000   HENDERSON
1998.   DA33XC206   10825 FM 2451                                   SCURRY                     TX    751580000   KAUFMAN
1999.   DA33XC207   401 TOWER STREET                                GRAND SALINE               TX    751400000   VAN ZANDT
2000.   DA33XC209   7952 WEST US. HWY 69                            POINT                      TX    754724956   RAINS
2001.   DA33XC211   1401 N.E 23RD                                   MINERAL WELLS              TX    760670000   PALO PINTO

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2002.   DA33XC235   1603 CR 180                                     STEPHENVILLE               TX    764010000   ERATH
2003.   DA33XC262   230 PR 2424                                     DECATUR                    TX    762340000   WISE
2004.   DA33XC268   5195 FM 744                                     CORSICANA                  TX    751100000   NAVARRO
2005.   DA33XC270   12037 HIGHWAY 175                               EUSTACE                    TX    75214       HENDERSON
2006.   DA54XC306   2020 SATURN RD.                                 GARLAND                    TX    750410000   DALLAS
2007.   DA54XC313   3390 CARTWRIGHT ROAD                            MESQUITE                   TX    751810000   DALLAS
2008.   DA54XC314   4700 MARINE CREEK PKWY                          FT. WORTH                  TX    761790000   TARRANT
2009.   DA54XC315   2411 MINNIS DRIVE                               HALTOM CITY                TX    761170000   TARRANT
2010.   DA54XC317   3014 FM 1187                                    CROWLEY                    TX    760360000   TARRANT
2011.   DA54XC319   757 US HWY 287                                  MANSFIELD                  TX    760630000   TARRANT
2012.   DA54XC320   14260 OLD DENTON ROAD                           ROANOKE                    TX    762620000   TARRANT
2013.   DA54XC321   502 NORTH BORDER                                CLEBURNE                   TX    760310000   JOHNSON
2014.   DA54XC325   1453 SOUTH MAC AURTHER                          IRVING                     TX    750600000   DALLAS
                    BLVD
2015.   DA54XC329   364 N. DENTON TAP RD.                           COPPELL                    TX    750180000   DALLAS
2016.   DA54XC401   141 S. RANCHETTE ROAD                           MEAD                       OK    734490000   BRYAN
2017.   DA54XC403   1169 WEAVERS BOAT                               KINGSTON                   OK    734390000   MARSHALL
                    STORAGE DR.
2018.   DA54XC405   205 STEEN CEMETARY RD                           MALAKOFF                   TX    751480000   HENDERSON
2019.   DA54XC406   1500 COX ROAD                                   TOOL                       TX    751440000   HENDERSON
2020.   DA54XC410   8997 US HWY 69                                  BELLS                      TX    754140000   GRAYSON
2021.   DA54XC414   685 FM 272                                      LEONARD                    TX    754520000   FANNIN

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2022.   DA54XC415   1306 CR 4305                                    WHITEWRIGHT                TX    754519717   FANNIN
2023.   DA54XC416   1273 CR 1121                                    FARMERSVILLE               TX    754420000   HUNT
2024.   DA54XC417   14625 N. HWY 78                                 BLUE RIDGE                 TX    754240000   COLLIN
2025.   DA54XC418   761 WHITE MOUND RD                              SHERMAN                    TX    750900000   GRAYSON
2026.   DA57XC006   14170 FM 986                                    TERRELL                    TX    751600000   KAUFMAN
2027.   DA58XC811   9418 COUNTY ROAD 25                             FRISCO                     TX    750340000   COLLIN
2028.   DC03XC021   10400 OLD COLUMBIA ROAD                         COLUMBIA                   MD    21046       HOWARD
2029.   DC03XC024   106-108 SORRENTO AVE                            BALTIMORE                  MD    21229       BALTIMORE
2030.   DC03XC039   1102 BUSINESS CENTER WAY                        EDGEWOOD                   MD    21040       HARFORD
2031.   DC03XC049   1130 E COLD SPRING LN                           BALTIMORE                  MD    21239       BALTIMORE CITY
2032.   DC03XC053   11418 FREDERICK AVE                             BELTSVILLE                 MD    20705       PRINCE GEORGE'S
2033.   DC03XC056   1146 OLD DAVIDSONVILLE RD                       DAVIDSONVILLE              MD    21035       ANNE ARUNDEL
2034.   DC03XC066   12004 RIVERVIEW RD                              OXON HILL                  MD    20744       PRINCE GEORGE'S
2035.   DC03XC070   12111 BRADDOCK ROAD                             FAIRFAX                    VA    220320000   FAIRFAX
2036.   DC03XC082   12721 OCEAN GATEWAY                             WYE MILLS                  MD    216790000   TALBOT
                    (TR. 50)
2037.   DC03XC084   12820 OLD NATIONAL PIKE                         MT. AIRY                   MD    21771       FREDERICK
2038.   DC03XC086   1301 CHEVERLY RD                                TOWSON                     MD    21286       BALTIMORE
2039.   DC03XC091   13224 FRANKLIN FARM ROAD                        HERNDOM                    VA    22071       FAIRFAX

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2040.   DC03XC096   GATES OF HEAVEN             13801 GEORGIA       SILVER SPRING              MD    20906       MONTGOMERY
                    CEMETERY                    AVENUE
2041.   DC03XC101   ETG BUILDING                1400 TAYLOR         PARKVILLE                  MD    21234       BALTIMORE
                                                AVENUE
2042.   DC03XC103   14005 VERNON ST                                 CHANTILLY                  VA    20151       FAIRFAX
2043.   DC03XC114   14825 COMUS RD                                  BOYDS                      MD    20841       MONTGOMERY
2044.   DC03XC115   1500 RITCHIE HWY                                ARNOLD                     MD    21012       ANNE ARUNDEL
2045.   DC03XC119   15430 OLD COLUMBIA PIKE                         BURTONSVILLE               MD    20866       MONTGOMERY
2046.   DC03XC129   16801 OAKMONT AVE                               GAITHERSBURG               MD    20877       MONTGOMERY
2047.   DC03XC133   1700 VAN BIBBER ROAD                            EDGEWOOD                   MD    21040       HARFORD
2048.   DC03XC137   17560 FREDERICK RD                              MT. AIRY                   MD    21771       HOWARD
2049.   DC03XC144   IZAAK WALTON LEAQUE         18301 WARING        GERMANTOWN                 MD    20874       MONTGOMERY
                    RIFLE RANGE                 STATION ROAD
2050.   DC03XC146   1900 EMMORTON ROAD                              BEL AIR                    MD    21014       HARFORD
2051.   DC03XC148   9120 HARMONY ROAD                               MIDDLETOWN                 MD    21769       FREDERICK
2052.   DC03XC157   2000 MARBURY DR                                 DISTRICT HEIGHTS           MD    20747       PRINCE GEORGE'S
2053.   DC03XC171   2210 FAIRGROUNDS RD                             WEST FRIENDSHIP            MD    21794       HOWARD
2054.   DC03XC203   29500 BLOCK OF                                  TRAPPE                     MD    216730000   TALBOT
                    TARBUTTON
2055.   DC03XC214   3100 SUN ST                                     BALTIMORE                  MD    21226       BALTIMORE CITY

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2056.   DC03XC243   3799 E WEST HWY                                 HYATTSVILLE                MD    20782       PRINCE GEORGE'S
2057.   DC03XC251   4101 NE CRAIN HIGHWAY                           BOWIE                      MD    27016       PRINCE GEORGE'S
2058.   DC03XC253   4200 FORBES BLVD                                LANHAM                     MD    20706       PRINCE GEORGE'S
2059.   DC03XC257   43001 GOLF CLUB RD                              LEESBURG                   VA    20175       LOUDOUN
2060.   DC03XC271   49 RANDOLPH ROAD                                SILVER SPRING              MD    20904       MONTGOMERY
2061.   DC03XC274   4902 LIBERTY HEIGHTS                            BALTIMORE                  MD    212070000   BALTIMORE CITY
                    ROAD
2062.   DC03XC286   5214 GREEN VALLEY RD                            MONROVIA                   MD    21770       FREDERICK
2063.   DC03XC296   5354 SHERRIFF RD                                CHAPEL OAKS                MD    20743       PRINCE GEORGE'S
2064.   DC03XC303   5525 WELLINGTON RD                              GAINESVILLE                VA    20155       PRINCE WILLIAM
2065.   DC03XC316   5830 WINDSOR MILL RD                            WOODLAWN                   MD    21207       BALTIMORE
2066.   DC03XC319   5905 KENWOOD AVE                                BALTIMORE                  MD    21237       BALTIMORE
2067.   DC03XC333   6071 MARSHALEE                                  ELKRIDGE                   MD    21075       HOWARD
2068.   DC03XC348   6520 GEORGETOWN PIKE                            MCLEAN                     VA    22101       FAIRFAX
2069.   DC03XC350   6631 COLUMBIA PARK                              ANNANDALE                  VA    22312       FAIRFAX
2070.   DC03XC375   7363 SUNSHINE AVE                               KINGSVILLE                 MD    21087       BALTIMORE
2071.   DC03XC378   7411 ROUND HILL RD # C      PARCEL# 736-849     FREDERICK                  MD    21702       FREDERICK
2072.   DC03XC384   HARFORD ROAD & TAYLOR                           BALTIMORE                  MD    21214       BALTIMORE
                    AVENUE

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2073.   DC03XC391   7827 BRANCH AVE                                 CLINTON                    MD    20735       PRINCE GEORGE'S
2074.   DC03XC393   7902 FINGERBOARD RD                             FREDERICK                  MD    21704       FREDERICK
2075.   DC03XC409   8101 LORTON RD                                  LORTON                     VA    22079       FAIRFAX
2076.   DC03XC419   825 EARLTON ROAD                                HAVRE DE GRACE             MD    21078       HARFORD
2077.   DC03XC424   840 RITCHIE HIGHWAY                             SEVERNA PARK               MD    21146       ANNE ARUNDEL
2078.   DC03XC425   8400 BALLEW AVENUE                              COLLEGE PARK               MD    20740       PRINCE GEORGE'S
2079.   DC03XC460   9537 HELENWOOD DR                               FAIRFAX                    VA    22032       FAIRFAX
2080.   DC03XC463   9602 A BALTIMORE RD                             FREDERICK                  MD    21701       FREDERICK
2081.   DC03XC530   OFF LINGANORE RD                                FREDERICK                  MD    21701       FREDERICK
2082.   DC03XC531   710 LISBON CENTER DRIVE,                        WOODBINE                   MD    21797       HOWARD
                    TOWER
2083.   DC03XC558   2033 OLD MOUNTAIN RD                            JOPPA                      MD    21085       HARFORD
2084.   DC03XC582   HOBBS ROAD TEXACO                               SALISBURY                  MD    218010000   WICOMICO
2085.   DC03XC596   TELEGRAPH AND BUELAH ST                         FT. BELVOIR                VA    22060       FAIRFAX
2086.   DC03XC632   7226 CENTREVILLE RD                             MANASSAS                   VA    20111       PRINCE WILLIAM
2087.   DC03XC633   8744 BROOKVILLE RD                              SILVER SPRING              MD    20910       MONTGOMERY
2088.   DC03XC645   7267 PARK CIRCLE DR                             HANOVER                    MD    21076       ANNE ARUNDEL

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2089.   DE03XC003   3507 KEEWAHDIN RD                               FT. GRATIOT                MI    48059       ST. CLAIR
2090.   DE03XC010   4100&4110 GRISWOLD                              PORT HURON TWP             MI    48060       ST. CLAIR
2091.   DE03XC014   2170 S RANGE RD                                 ST. CLAIR                  MI    48079       ST. CLAIR
2092.   DE03XC017   2200 MAYER RD                                   ST. CLAIR                  MI    48079       ST. CLAIR
2093.   DE03XC019   NORTH OXFORD ROAD                               OXFORD                     MI    48371       OAKLAND
2094.   DE03XC020   100312 GRATIOT AVE                              COLUMBUS                   MI    48062       ST. CLAIR
2095.   DE03XC022   57701 MOUND RD                                  WASHINGTON                 MI    48094       MACOMB
2096.   DE03XC025   8815 EAST HOLLY ROAD                            ROSEVILLE                  MI    48066       OAKLAND
2097.   DE03XC026   1150 S LAPEER RD                                LAKE ORION                 MI    48360       OAKLAND
2098.   DE03XC031   9326 HOGAN RD                                   FENTON                     MI    48430       GENESEE
2099.   DE03XC041   5249 HUDSON                                     WATERFORD                  MI    482390000   OAKLAND
2100.   DE03XC042   62200 VAN DYKE RD           STE. A              WASHINGTON                 MI    48094       MACOMB
2101.   DE03XC045   5971 ORMOND RD                                  WHITE LAKE                 MI    48383       OAKLAND
2102.   DE03XC048   1070-1118 AVON ROAD                             ROCHESTER HILLS            MI    48308       OAKLAND
2103.   DE03XC049   8317 HIGHLAND RD                                WHITE LAKE                 MI    48386       OAKLAND
2104.   DE03XC052   1200 FEATHERSTONE RD                            PONTIAC                    MI    48342       OAKLAND
2105.   DE03XC054   1400 CRESCENT LAKE ROAD                         WATERFORD                  MI    483270000   OAKLAND
2106.   DE03XC055   10480 HIGHLAND RD                               WHITE LAKE                 MI    48386       OAKLAND
2107.   DE03XC063   13841 GRATIOT AVE.                              DETROIT                    MI    482050000   WAYNE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2108.   DE03XC065   10449 HIGHLAND RD                               HARTLAND                   MI    48353       LIVINGSTON
2109.   DE03XC068   9943 CEDAR ISLAND ROAD                          WHITE LAKE                 MI    48386       OAKLAND
2110.   DE03XC073   43201 - 43301 GARFIELD                          CLINTON TOWNSHIP           MI    48314       MACOMB
                    ROAD
2111.   DE03XC079   40563 - 5 MOUND ROAD                            STERLING HEIGHTS           MI    48236       MACOMB
2112.   DE03XC089   54750 GRAND RIVER AVE                           NEW HUDSON                 MI    48165       OAKLAND
2113.   DE03XC099   32900 DEQUINDRE RD                              WARREN                     MI    48092       MACOMB
2114.   DE03XC101   10147 GRAND RIVER RD                            BRIGHTON                   MI    48116       LIVINGSTON
2115.   DE03XC107   29800 STEPHENSON                                MADISON HEIGHTS            MI    48071       OAKLAND
                    HIGHWAY
2116.   DE03XC108   16700 THIRTEEN MILE                             ROSEVILLE                  MI    48035       MACOMB
                    ROAD
2117.   DE03XC113   7291 ORCHARD LAKE ROAD                          WEST BLOOMFIELD            MI    483220000   OAKLAND
2118.   DE03XC115   300 MURPHY DR                                   ST. CLAIR                  MI    48079       ST. CLAIR
2119.   DE03XC116   17971 ELEVEN MILE ROAD                          ROSEVILLE                  MI    48066       MACOMB
2120.   DE03XC123   24302 INDOPLEX CIR                              FARMINGTON HILLS           MI    48335       OAKLAND
2121.   DE03XC126   22223 TELEGRAPH RD                              SOUTHFIELD                 MI    48034       OAKLAND
2122.   DE03XC127   1600 HILTON RD                                  FERNDALE                   MI    48220       OAKLAND
2123.   DE03XC128   23500 DIXBORO ROAD                              SOUTH LYON                 MI    48178       OAKLAND
2124.   DE03XC129   3181 WALNUT LAKE RD                             WALLED LAKE                MI    48390       OAKLAND
2125.   DE03XC130   6485 E 9 MILE RD                                WARREN                     MI    48091       MACOMB
2126.   DE03XC133   12250 E 8 MILE RD                               DETROIT                    MI    48205       WAYNE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2127.   DE03XC140   11800 LEMEN RD                                  WHITMORE LAKE              MI    48189       LIVINGSTON
2128.   DE03XC142   3415 E. MCNICHOLS                               DETROIT                    MI    48092       WAYNE
2129.   DE03XC145   9341 CHALMERS ST                                DETROIT                    MI    48213       WAYNE
2130.   DE03XC148   24401 5 MILE RD                                 REDFORD                    MI    48239       WAYNE
2131.   DE03XC151   9111 VAN DYKE                                   DETROIT                    MI    48213       WAYNE
2132.   DE03XC152   17700 E WARREN AVE                              DETROIT                    MI    48224       WAYNE
2133.   DE03XC156   12171 BEECH DALY RD                             REDFORD                    MI    48239       WAYNE
2134.   DE03XC157   5286 WILLIAMSON ST                              DEARBORN                   MI    48126       WAYNE
2135.   DE03XC161   33850 PLYMOUTH RD                               LIVONIA                    MI    48150       WAYNE
2136.   DE03XC162   9311 GRAND RIVER AVE                            DETROIT                    MI    48204       WAYNE
2137.   DE03XC163   11860 FREUD ST                                  DETROIT                    MI    48214       WAYNE
2138.   DE03XC168   1471 E WARREN AVE                               DETROIT                    MI    48207       WAYNE
2139.   DE03XC170   4205 W WARREN AVE # 07                          DETROIT                    MI    48210       WAYNE
2140.   DE03XC171   525 W 14TH ST               STE. E              DETROIT                    MI    49684       GRAND TRAVERSE
2141.   DE03XC172   40442 KOPPERNICK RD                             CANTON                     MI    48187       WAYNE
2142.   DE03XC175   700 CARLETON SOUTH                              ASH TOWNSHIP               MI    481170000   MONROE
                    ROCKWOOD RD.
2143.   DE03XC178   5039 SAINT LAWRENCE ST                          DETROIT                    MI    48210       WAYNE
2144.   DE03XC184   36240 PENNSYLVANIA RD                           DEARBORN                   MI    48126       WAYNE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2145.   DE03XC187   1803 NORTH BEECH DALY                           DEARBORN                   MI    48127       WAYNE
2146.   DE03XC189   3500 PONTIAC TRAIL                              ANN ARBOR                  MI    48105       WASHTENAW
2147.   DE03XC193   7145 W FORT ST                                  DETROIT                    MI    48209       WAYNE
2148.   DE03XC196   2727 FULLER RD                                  ANN ARBOR                  MI    48105       WASHTENAW
2149.   DE03XC197   2610 BEECH DALY RD                              INKSTER                    MI    48141       WAYNE
2150.   DE03XC200   30000 NORTH INDUSTRIAL                          INKSTER                    MI    48141       WAYNE
                    DRIVE
2151.   DE03XC203   ANN ARBOR SERVICE           982 BROADWAY        ANN ARBOR                  MI    48105       WASHTENAW
                    CENTER                      AVENUE
2152.   DE03XC209   500 S. MERRIMAN RD                              WESTLAND                   MI    48185       WAYNE
2153.   DE03XC210   26400 VAN BORN                                  DEARBORN                   MI    48127       WAYNE
2154.   DE03XC213   2400 BOARDWALK -                                ANN ARBOR                  MI    48104       WASHTENAW
                    TRANSPORTATION BLDG
2155.   DE03XC215   2155 HOGBACK RD                                 ANN ARBOR                  MI    48105       WASHTENAW
2156.   DE03XC219   8964 INKSTER RD                                 ROMULUS                    MI    481740000   WAYNE
2157.   DE03XC222   800 STATE CIR                                   ANN ARBOR                  MI    48108       WASHTENAW
2158.   DE03XC223   13321 INKSTER ROAD                              LIVONIA                    MI    481500000   WAYNE
2159.   DE03XC228   23515 GODDARD RD                                TAYLOR                     MI    48180       WAYNE
2160.   DE03XC231   MAPLE ROAD                                      ANN ARBOR                  MI    48106       WASHTENAW
2161.   DE03XC235   25605 NORTHLINE RD                              TAYLOR                     MI    48180       WAYNE
2162.   DE03XC239   26526 KING RD                                   BROWNSTOWN                 MI    48174       WAYNE
2163.   DE03XC243   22951 VAN HORN RD                               WOODHAVEN                  MI    48183       WAYNE

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2164.   DE03XC245   23315 MIDDLEBELT ROAD                           NEW BOSTON                 MI    48164       WAYNE
2165.   DE03XC247   W JEFFERSON AVE                                 ROCKWOOD                   MI    48173       WAYNE
2166.   DE04XC001   5656 OPPORTUNITY DR                             TOLEDO                     OH    43612       LUCAS
2167.   DE04XC002   6101 SUMMIT                                     WASHINGTON TOWNSHIP        OH    44512       LUCAS
2168.   DE04XC003   5080 ALEXIS RD                                  SYLVANIA                   OH    43560       LUCAS
2169.   DE04XC004   4256 SECOR RD                                   TOLEDO                     OH    43623       LUCAS
2170.   DE04XC005   3048 E MANHATTAN BLVD                           TOLEDO                     OH    43611       LUCAS
2171.   DE04XC007   3200 MAPLEWOOD AVE                              TOLEDO                     OH    43610       LUCAS
2172.   DE04XC008   6755 WEST CENTRAL                               SYLVANIA                   OH    43617       LUCAS
                    AVENUE
2173.   DE04XC009   4909 W SYLVANIA AVE                             TOLEDO                     OH    43623       LUCAS
2174.   DE04XC010   1740 MULBERRY                                   TOLEDO                     OH    436080000   LUCAS
2175.   DE04XC011   2565 WEST BANCROFT                              TOLEDO                     OH    436150000   LUCAS
                    STREET
2176.   DE04XC012   550 ERIE STREET                                 TOLEDO                     OH    43602       LUCAS
2177.   DE04XC014   3629 NAVARRE AVE                                OREGON                     OH    43616       LUCAS
2178.   DE04XC015   4212 SOUTH AVE                                  TOLEDO                     OH    43615       LUCAS
2179.   DE04XC016   130 S HAWLEY ST                                 TOLEDO                     OH    43609       LUCAS

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2180.   DE04XC017   6340 ANGOLA RD                                  HOLLAND                    OH    43528       LUCAS
2181.   DE04XC018   251 E ANDRUS RD                                 NORTHWOOD                  OH    43619       WOOD
2182.   DE04XC019   2221 TEDROW RD                                  TOLEDO                     OH    43614       LUCAS
2183.   DE04XC020   658 LIME CITY RD                                ROSSFORD                   OH    43460       WOOD
2184.   DE04XC021   5104 WALBRIDGE RD                               LAKE TOWNSHIP              OH    43619       WOOD
2185.   DE04XC022   12530 AIRPORT HWY                               SWANTON                    OH    43558       LUCAS
2186.   DE04XC024   550 EAST SOUTH                                  PERRYSBURG                 OH    43551       WOOD
                    BOUNDARY ST
2187.   DE04XC025   27226 GLENWOOD RD                               PERRYSBURG                 OH    43552       WOOD
2188.   DE04XC026   101 PARK DR                                     TOLEDO                     OH    43566       LUCAS
2189.   DE04XC180   4730 W BANCROFT ST                              TOLEDO                     OH    43615       LUCAS
2190.   DE04XC182   8825 GARDEN ROAD                                MAUMEE                     OH    435370000   LUCAS
2191.   DE04XC250   6994 WILCOX RD                                  DUNDEE                     MI    48131       MONROE
2192.   DE04XC252   222 JONES AVE                                   MONROE                     MI    481610000   MONROE
2193.   DE04XC253   4790 WELLS RD                                   PETERSBURG                 MI    49270       MONROE
2194.   DE04XC256   6100 W. TEMPERANCE                              OTTAWA LAKE                MI    49267       MONROE
2195.   DE13XC101   1174 E. COLDWATER                               FLINT                      MI    48505       GENESEE
2196.   DE13XC104   1730 GLENWOOD AVE                               FLINT                      MI    48503       GENESEE
2197.   DE13XC107   4170 W COLDWATER RD                             MT. MORRIS                 MI    48504       GENESEE
2198.   DE13XC111   2502 DUPONT ST                                  FLINT                      MI    48504       GENESEE
2199.   DE13XC112   FLECKENSTIEN RD                                 FLINT                      MI    48507       GENESEE

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2200.   DE13XC114   4302 JAMES P COLE BLVD                          FLINT                      MI    48505       GENESEE
2201.   DE13XC116   3033 N JENNINGS RD                              FLINT                      MI    48504       GENESEE
2202.   DE13XC119   PROPER STREET                                   BURTON                     MI    48529       GENESEE
2203.   DE13XC120   4304 S DORT HWY                                 FLINT                      MI    48507       GENESEE
2204.   DE13XC123   9340 MILLER ROAD                                SWARTZ CREEK               MI    48473       GENESEE
2205.   DE24XC002   6341 MONCLOVA ROAD                              MONCLOVA                   OH    435370000   LUCAS
2206.   DE24XC006   9450 MANDELL RD                                 PERRYSBURG                 OH    43551       WOOD
2207.   DE24XC007   3003 AIRPORT HIGHWAY                            TOLEDO                     OH    43697       LUCAS
2208.   DE33XC004   6388 NORTH ROAD                                 BURTCHVILLE TOWNSHIP       MI    480010000   ST. CLAIR
2209.   DE33XC009   1120 CASE ROAD                                  SALINE                     MI    48176       WASHTENAW
2210.   DE33XC013   6671 COUNTY ROAD 10                             DELTA                      OH    43515       FULTON
2211.   DE33XC014   4125 CR SOUTH                                   METAMORA                   OH    43540       FULTON
2212.   DE33XC015   20750 CR H-J                                    ARCHIBALD                  OH    43502       FULTON
2213.   DE33XC018   TOWNSHIP HWY. 28                                GENOA                      OH    43430       SANDUSKY
2214.   DE33XC021   341 COUNTY ROAD 302                             TOWNSEND TOWNSHIP          OH    448110000   LOGAN
2215.   DE33XC031   4755 GREENLY ROAD                               HUDSONVILLE                MI    494260000   OTTAWA
2216.   DE33XC033   7465 S. MONTCALM AVENUE                         LOWELL                     MI    493310000   IONIA
2217.   DE33XC052   501 ENTREPENEUR DRIVE                           ST. CHARLES                MI    46855       SAGINAW

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2218.   DE33XC065   5770 MOORE ROAD                                 TEKONSHA                   MI    490920000   CALHOUN
2219.   DE33XC068   13323 KLOPFENSTEIN ROAD                         BOWLING GREEN              OH    43402       WOOD
2220.   DE33XC088   6900 EAST US 223                                PALMYRA                    MI    492680000   LENAWEE
2221.   DE33XC091   8402 RIVERSIDE ROAD                             BROOKLYN                   MI    49230       JACKSON
2222.   DE33XC092   3211 BROOKLYN REOAD                             JACKSON                    MI    492030000   JACKSON
2223.   DE33XC094   14600 24 MILE ROAD                              ALBION                     MI    492240000   CALHOUN
2224.   DE33XC095   4645 MT. HOPE ROAD                              GRASS LAKE                 MI    492400000   JACKSON
2225.   DE33XC115   3290 KUEHN ROAD                                 BRIDGEPORT                 MI    48722       SAGINAW
2226.   DE33XC116   2750 SALT ST.                                   SAGINAW                    MI    485600000   SAGINAW
2227.   DE33XC117   3500 WADSWORTH ROAD                             SAGINAW                    MI    486010000   SAGINAW
2228.   DE33XC121   341 COUNTY RD               302 TOWNEND TWP     SAGINAW                    MI    48603       SAGINAW
2229.   DE33XC130   4529 ANN ARBOR ROAD                             JACKSON                    MI    492020000   JACKSON
2230.   DE33XC147   21268 DUNBRIDGE ROAD                            BOWLING GREEN              OH    434020000   WOOD
2231.   DE33XC155   930 LUTES RD                                    Coldwater                  MI    490360000   BRANCH
2232.   DE33XC156   5690 VAN DYKE RD.                               ALMONT                     MI    48003       LAPEER
                    (M-53)
2233.   DE33XC160   427 71ST STREET                                 South Haven                MI    490900000   ALLEGAN
2234.   DE33XC509   526 COVELL AVENUE NW        SUITE S             GRAND RAPIDS               MI    495030000   KENT

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2235.   DE33XC528   2839 MILLCORK                                   KALAMAZOO                  MI    490010000   KALAMAZOO
2236.   DE33XC534   3421 SOUTH BURDICK                              KALAMAZOO                  MI    49001       KALAMAZOO
2237.   DE33XC551   9804 M-78                                       HASLETT                    MI    48840       CLINTON
2238.   DE33XC558   6430 NORTON CENTER                              NORTON SHORES              MI    494110000   MUSKEGON
                    DRIVE
2239.   DE33XC559   540 WEST HUME AVENUE                            MUSKEGON                   MI    49444       MUSKEGON
2240.   DE33XC571   6501 JEFFERSON AVENUE                           MIDLAND                    MI    486400000   MIDLAND
2241.   DE34XC726   17-971 CR M-1                                   NAPOLEON                   OH    435450000   HENRY
2242.   DE34XC727   14-610 CR 150                                   EADON                      OH    435180000   WILLIAMS
2243.   DE34XC728   ANGOLA ROAD                                     KINDERHOOK TWP.            MI    490360000   BRANCH
2244.   DE47XC307   1588 SNELL ROAD                                 OAKLAND TOWNSHIP           MI    483060000   OAKLAND
2245.   DE47XC308   4672 BELLEVUE                                   DETROIT                    MI    482070000   WAYNE
2246.   DE47XC309   18404 SHERWOOD                                  DETROIT                    MI    482340000   WAYNE
2247.   DE47XC315   13700 OAKLAND AVENUE                            HIGHLAND PARK              MI    482030000   WAYNE
2248.   DE47XC318   8801 SCHAEFER ROAD                              DETROIT                    MI    451930000   WAYNE
2249.   DE47XC334   16389 BREWER ROAD                               DUNDEE                     MI    481310000   MONROE
2250.   DE47XC338   1040 TERNES DRIVE           DELTA USA           MONROE                     MI    48162       MONROE
                                                CORPORATION
                                                CERTIFIED ADDRESS
2251.   DE47XC343   42400 ARENA DRIVE                               NOVI                       MI    483750000   OAKLAND
2252.   DE47XC345   11111 S. WAYNE ROAD                             ROMULUS                    MI    48174       WAYNE

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2253.   DE49XC508   2220 REYNOLDS ROAD (C)                          TOLEDO                     OH    436140000   LUCAS
2254.   DE49XC511   16580 NORTHVILLE ROAD                           NORTHVILLE                 MI    481670000   WAYNE
2255.   DE49XC517   100' NORTH OF 7661                              OTTAWA LAKE                MI    492670000   MONROE
                    WADSWORTH RD
2256.   DE50XC013   7833 WEST SYLVANIA                              SYLVANIA                   OH    435600000   LUCAS
                    AVENUE
2257.   DE54XC003   15671 M-216                                     THREE RIVERS               MI    490930000   ST. JOSEPH
2258.   DE54XC004   19761 SIX MILE ROAD                             BATTLE CREEK               MI    490170000   CALHOUN
2259.   DE54XC010   23644 L DRIVE RD                                CITY                       MI    492450000   CALHOUN
2260.   DE54XC022   10139 W. CHICAGO RD                             ALLEN TWP                  MI    492270000   JACKSON
2261.   DE54XC027   5801 MILWAUKEE RD                               TECUMSEH                   MI    492860000   LENAWEE
2262.   DE54XC028   1444 SHEPHARD ROAD (C)                          TECUMSEH                   MI    492860000   LENAWEE
2263.   DE54XC033   7176 LEHRING RD                                 BANCROFT                   MI    484140000   SHIAWASSEE
2264.   DE54XC040   3272 S CHANNEL STREET                           HARSENS ISLANDS            MI    480280000   ST. CLAIR
2265.   DE54XC043   1385 W CR 59                                    FREMONT                    OH    434200000   SANDUSKY
2266.   DE54XC044   1337 E SR 20                                    CLYDE                      OH    434100000   SANDUSKY
2267.   DE54XC053   1299 FINEFROCK ROAD                             FREMONT                    OH    434200000   SANDUSKY
2268.   DE54XC059   110 JAY STREET                                  COLDWATER                  MI    490360000   BRANCH
2269.   DE54XC063   12720 POCKLINGTON RD                            BRITTON                    MI    492290000   LENAWEE

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2270.   DE54XC069   1290 A N M-15                                   ORTONVILLE                 MI    484620000   OAKLAND
2271.   DE54XC070   2661 S HALF MOON LAKE                           HILLSDALE TWP              MI    492420000   HILLSDALE
                    ROAD
2272.   DE54XC079   1600 BRAIDWOOD RD.                              RILEY TOWNSHIP             MI    480410000   LAPEER
2273.   DE54XC087   NIAGRA RD AT WARDEN AVE                         PUT-IN-BAY TWP             OH    434560000   OTTAWA
2274.   DE54XC092   2372 S HUDSON ROAD                              CAMBRIA TOWNSHIP           MI    492420000   HILLSDALE
2275.   DE54XC094   13500 US 12                                     BROOKLYN                   MI    492300000   LENAWEE
2276.   DE54XC098   9028 ELTON HIGHWAY                              TIPTON                     MI    492870000   LENAWEE
2277.   DE54XC100   4505 SOUTH PERKEY ROAD                          EATON RAPIDS               MI    488270000   EATON
2278.   DE54XC114   14922 M-60 WEST                                 THREE RIVERS               MI    490930000   ST. JOSEPH
2279.   DE54XC705   27357 ANN ARBOR TRAIL                           DEARBORN HTS               MI    481270000   WAYNE
2280.   DE54XC709   INDIAN TRIAL ROAD                               ONSTEAD                    MI    492650000   LENAWEE
2281.   DE54XC717   13081 MICHIGAN AVE                              MARSHALL                   MI    490680000   CALHOUN
2282.   DE54XC732   5812 SOUTH GEECK RD (C)                         DURAND TOWNSHIP            MI    484290000   SHIAWASSEE
2283.   DE54XC733   23832 FORD ROAD                                 DEARBORN HTS               MI    481270000   WAYNE
2284.   DE54XC734   1430 KIESWETTER DRIVE                           HOLLAND                    OH    435280000   LUCAS
2285.   DE54XC735   5572 ARDEN AVENUE                               WARREN                     MI    480930000   MACOMB
2286.   DE54XC737   22355 TEN MILE ROAD                             SOUTHFIELD                 MI    480340000   OAKLAND
2287.   DE54XC744   16922 RAUCH RD                                  PETERSBURG                 MI    492700000   MONROE

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2288.   DE54XC757   10940 MACK AVE.                                 DETROIT                    MI    482070000   WAYNE
2289.   DE54XC759   9295 N TELEGRAPH RD                             CARLETON                   MI    481170000   MONROE
2290.   DE54XC760   3663 ELIZABETH LAKE                             WATERFORD                  MI    483280000   OAKLAND
                    ROAD
2291.   DE54XC761   7649 MERRIMAN                                   WESTLAND                   MI    481850000   WAYNE
2292.   DE54XC764   39200 FIVE MILE ROAD                            LIVONIA                    MI    481540000   WAYNE
2293.   DE54XC766   7377 CHALUS ROAD                                BRIGHTON                   MI    481160000   LIVINGSTON
2294.   DE54XC771   14688 EAST HORTON ROAD                          RIGA                       MI    492760000   LENAWEE
2295.   DE54XC782   14485 SHERIDAN RD                               BRIDGEWATER TWP            MI    492360000   WASHTENAW
2296.   DE54XC784   6274 A BROOKLYN RD                              JACKSON                    MI    492010000   JACKSON
2297.   DE54XC786   1265 E. LOCKWOOD ROAD       JUST PAST           PORT CLINTON               OH    434520000   OTTAWA
                                                DUBBERT ROAD
2298.   DE54XC801   8351 RED ARROW HIGHWAY                          BRIDGEMAN                  MI    491060000   LAKE
2299.   DE54XC802   6025 MOUNTAIN ROAD                              COLOMA                     MI    49038       BERRIEN
2300.   DE54XC804   2699 MICHIGAN ROUTE                             BENTON HARBOR              MI    49022       BERRIEN
                    139S
2301.   DM03XC157   2127 N TOWNE LN NE                              CEDAR RAPIDS               IA    52402       LINN
2302.   DM03XC160   1550 48TH ST                                    DES MOINES                 IA    50311       POLK
2303.   DM03XC203   525 E 2ND ST                                    AMES                       IA    50010       STORY
2304.   DM03XC207   3402 O AVE NW                                   CEDAR RAPIDS               IA    52405       LINN
2305.   DM03XC246   H AVENUE                                        MARENGO                    IA    52301       IOWA
2306.   DM03XC247   1625 330TH ST NW                                OXFORD                     IA    52322       JOHNSON
2307.   DM03XC248   7401 US 65 & 69                                 DES MOINES                 IA    50315       POLK

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2308.   DM03XC250   294 HIGHWAY T38 N                               GRINNELL                   IA    50112       JASPER
2309.   DM03XC255   1/4 MILE WEST OF 4188                           BROOKLYN                   IA    52211       POWESHIEK
                    210TH STREET ON 420TH
                    AVENUE
2310.   DM03XC258   5715 6TH ST SW                                  CEDAR RAPIDS               IA    524040000   LINN
2311.   DM03XC268   1267 210TH ST               (2099 D AVENUE)     VICTOR                     IA    52347       IOWA
2312.   DM03XC363   10335 SW ARMY POST RD                           WEST DES MOINES            IA    50265       POLK
2313.   DM03XC553   3901 1/2 SE 14TH ST                             DES MOINES                 IA    503200000   POLK
2314.   DM03XC564   2061 NE 58TH AVE                                DES MOINES                 IA    50313       POLK
2315.   DM03XC854   1603 WEST 80TH STREET                           COLFAX                     IA    500540000   JASPER
                    SOUTH
2316.   DM03XC862   1626 DIXON STREET                               DES MOINES                 IA    503160000   POLK
2317.   DM13XC001   1115 STUART ROAD                                STUART                     IA    50250       GUTHRIE
2318.   DM13XC002   2101 105TH ST                                   EARLHAM                    IA    50072       MADISON
2319.   DM13XC003   2450 350TH ST                                   MENLO                      IA    50164       ADAIR
2320.   DM13XC004   BOX 45, RR2, QUAIL AVE                          ANITA                      IA    50020       CASS
2321.   DM13XC005   3501 KINGBIRD AVE                               BRAYTON                    IA    50042       AUDUBON
2322.   DM13XC006   2736 330TH WAY                                  ADEL                       IA    50003       DALLAS
2323.   DM13XC011   1400 BUFFALO RD                                 WEST DES MOINES            IA    50265       POLK
2324.   DM13XC012   4935 78TH STREET                                URBANDALE                  IA    50322       POLK
2325.   DM13XC013   4475 NE 3RD ST                                  DES MOINES                 IA    50313       POLK
2326.   DM13XC015   4975 HUBBELL AVENUE                             DES MOINES                 IA    50317       POLK
2327.   DM13XC018   1929 S.E. 15TH STREET                           DES MOINES                 IA    503200000   POLK

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2328.   DM13XC019   149 R 63 HIGHWAY                                NORWALK                    IA    502110000   WARREN
2329.   DM13XC022   107 ARTHUR AVENUE                               DES MOINES                 IA    50313       POLK
2330.   DM13XC024   5109 NW BEAVER DRIVE                            JOHNSTON                   IA    50131       POLK
2331.   DM13XC034   1700 156TH STREET                               CLIVE                      IA    503250000   DALLAS
2332.   DM13XC049   3600 30TH STREET                                DES MOINES                 IA    503100000   POLK
2333.   DM13XC101   3017 CENTER POINT RD NE                         Cedar Rapids               IA    524020000   LINN
2334.   DM13XC118   2200 SCOTTY DRIVE                               CEDAR RAPIDS               IA    533020000   LINN
2335.   DM13XC132   4625 RELIABLE STREET                            AMES                       IA    500100000   STORY
2336.   DM54XC140   1121 SE LORENZ DRIVE                            ANKENY                     IA    500210000   POLK
2337.   DM54XC141   460 HWY 65/69                                   CARLISLE                   IA    500470000   WARREN
2338.   DM54XC144   4811 SW 9TH STREET                              DES MOINES                 IA    503150000   POLK
2339.   DM54XC170   100 EAST SCHOOL STREET                          CARLISLE                   IA    500470000   WARREN
2340.   DM54XC176   7525 NE 80TH STREET                             BONDURANT                  IA    500350000   POLK
2341.   DM54XC182   8852 NE MORGAN DRIVE                            BONDURANT                  IA    500350000   MADISON
2342.   DN03XC001   4960 LOCUST ST                                  COMMERCE CITY              CO    80022       ADAMS
2343.   DN03XC002   4386 HIGHWAY 66                                 LONGMONT                   CO    80504       WELD
2344.   DN03XC013   6550 W COAL MINE AVE BOX                        LITTLETON                  CO    80123       JEFFERSON
2345.   DN03XC015   5283 EAST STATE HIGHWAY                         FRANKTOWN                  CO    80116       DOUGLAS
                    86

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2346.   DN03XC019   1661 S BUCKLEY RD                               AURORA                     CO    80017       ARAPAHOE
2347.   DN03XC027   7220 COUNTY ROAD 1                              LONGMONT                   CO    80504       WELD
2348.   DN03XC031   7250 MARSHALL RD                                SUPERIOR                   CO    80027       BOULDER
2349.   DN03XC034   6101 DEXTER ST                                  COMMERCE CITY              CO    80022       ADAMS
2350.   DN03XC037   3600 E 48TH AVE                                 DENVER                     CO    80216       DENVER
2351.   DN03XC038   119 CHEESEMAN ST                                ERIE                       CO    80516       WELD
2352.   DN03XC039   2000 COLORADO BLVD.                             IDAHO SPRINGS              CO    80452       CLEAR CREEK
2353.   DN03XC045   901 E 68TH AVE                                  DENVER                     CO    802290000   JEFFERSON
2354.   DN03XC048   6001 S COLUMBINE WAY                            LITTLETON                  CO    80121       ARAPAHOE
2355.   DN03XC052   397 WELD COUNTY RD #26                          LONGMONT                   CO    80504       WELD
2356.   DN03XC055   7656 WATER TANK RD.                             LOUVIERS                   CO    80209       DOUGLAS
2357.   DN03XC072   3835 S SANTA FE DR                              ENGLEWOOD                  CO    80110       ARAPAHOE
2358.   DN03XC078   9770 E ALAMEDA AVE                              DENVER                     CO    80231       DENVER
2359.   DN03XC083   661 N RIDGE RD                                  CASTLE ROCK                CO    80104       DOUGLAS
2360.   DN03XC085   1845 W DARTMOUTH AVE                            ENGLEWOOD                  CO    80110       ARAPAHOE
2361.   DN03XC088   980 S SODA CREEK RD                             EVERGREEN                  CO    80439       JEFFERSON
2362.   DN03XC092   3130 YOUNGFIELD ST                              DENVER                     CO    80215       JEFFERSON
2363.   DN03XC093   15075 S GOLDEN RD                               GOLDEN                     CO    80401       JEFFERSON

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2364.   DN03XC094   12302 W CEDAR DR                                LAKEWOOD                   CO    80228       JEFFERSON
2365.   DN03XC098   3051 S ROONEY RD                                MORRISON                   CO    80465       JEFFERSON
2366.   DN03XC099   4500 PINE RIDGE RD                              GOLDEN                     CO    80403       JEFFERSON
2367.   DN03XC100   809 EAST STREET                                 GOLDEN                     CO    80403       JEFFERSON
2368.   DN03XC106   4415 MCINTYRE ST                                GOLDEN                     CO    80403       JEFFERSON
2369.   DN03XC109   5800 FEDERAL BLVD                               DENVER                     CO    80221       ADAMS
2370.   DN03XC115   6006 S BROOK FOREST RD                          EVERGREEN                  CO    80439       JEFFERSON
2371.   DN03XC118   6100 S DEVINNEY WAY                             LITTLETON                  CO    80127       JEFFERSON
2372.   DN03XC121   3751 NORWOOD DR                                 LITTLETON                  CO    80125       DOUGLAS
2373.   DN03XC124   9340 N RAMPART RANGE RD                         LITTLETON                  CO    801230000   DOUGLAS
2374.   DN03XC125   73 E BELLEVIEW AVE                              ENGLEWOOD                  CO    80110       ARAPAHOE
2375.   DN03XC126   19599 STATE HWY 72                              ARVADA                     CO    80401       JEFFERSON
2376.   DN03XC129   BUILDING 26                 10555 W. JEWELL     LAKEWOOD                   CO    80215       JEFFERSON
                                                AVENUE
2377.   DN03XC130   2050 W. BASELINE RD                             LAFAYETTE                  CO    80026       BOULDER
2378.   DN03XC134   15255 IRVING ST                                 BROOMFIELD                 CO    80020       BOULDER
2379.   DN03XC135   11219 HIGHWAY 93                                BOULDER                    CO    80303       BOULDER
2380.   DN03XC146   1200 S SUNSET ST                                LONGMONT                   CO    80501       BOULDER
2381.   DN03XC151   31555 U.S. HIGHWAY 40                           EVERGREEN                  CO    804310000   CLEAR CREEK

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2382.   DN03XC154   6201 S GUN CLUB RD                              AURORA                     CO    80016       ARAPAHOE
2383.   DN13XC302   4001B S TAFT HILL RD                            FT. COLLINS                CO    80526       LARIMER
2384.   DN13XC304   8101 SW FRONTAGE RD                             FT. COLLINS                CO    80528       LARIMER
2385.   DN13XC307   500 83RD AVE                                    GREELEY                    CO    80634       WELD
2386.   DN13XC311   1211 WATSON AVE.                                GILCREST                   CO    80632       WELD
2387.   DN13XC318   225 42ND ST SW                                  LOVELAND                   CO    80537       LARIMER
2388.   DN13XC324   137 N BRYAN AVE                                 FT. COLLINS                CO    80521       LARIMER
2389.   DN13XC330   12455 WELD CORD 28                              PLATTEVILLE                CO    80651       WELD
2390.   DN13XC334   13997 BURLINGTON BLVD                           BRIGHTON                   CO    80601       ADAMS
2391.   DN13XC401   2650 ALVARADO ROAD                              EMPIRE                     CO    80438       CLEAR CREEK
2392.   DN13XC421   882 BELLYACHE RIDGE                             WOLCOTT                    CO    81655       EAGLE
                    ROAD
2393.   DN14XC202   1220 W BAPTIST RD                               COLORADO SPRINGS           CO    80921       EL PASO
2394.   DN14XC203   11020 STATE HIGHWAY 83                          COLORADO SPRINGS           CO    80921       EL PASO
2395.   DN14XC233   3678 ASTROZON BLVD                              COLORADO SPRINGS           CO    80910       EL PASO
2396.   DN14XC240   1201 RMB CT                                     FOUNTAIN                   CO    80817       EL PASO
2397.   DN14XC244   2460 WAYNOKA PLACE                              COLORADO SPRINGS           CO    809150000   EL PASO
2398.   DN18XC004   7762 S. E-470                                   AURORA                     CO    80013       ARAPAHOE
2399.   DN18XC007   18490 1/2 88TH AVE                              COMMERCE CITY              CO    80022       ADAMS
2400.   DN18XC009   140TH AND RIVERDAL ROAD                         BRIGHTON                   CO    80601       ADAMS
2401.   DN29XC610   11250 DILLON ROAD                               BROOMFIELD                 CO    809330000   BOULDER

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2402.   DN29XC614   10455 SHERIDAN BLVD                             WESTMINSTER                CO    800200000   JEFFERSON
2403.   DN29XC661   15100 EAST MISSISSIPPI                          AURORA                     CO    800170000   ARAPAHOE
                    AVENUE.
2404.   DN29XC692   2305 MONTCLAIR CREEK                            LITTLETON                  CO    801260000   DOUGLAS
                    DRIVE
2405.   DN29XC695   9777 S YOSEMITE STREET                          LONE TREE                  CO    801240000   DOUGLAS
2406.   DN29XC701   2719 UNION BLVD                                 COLORADO SPRINGS           CO    809090000   EL PASO
2407.   DN33XC027   4200 W. CR 38E                                  FT. COLLINS                CO    805260000   LARIMER
2408.   DN33XC062   12325 S STATE HWY 83                            FRANKTOWN                  CO    801160000   DOUGLAS
2409.   DN33XC099   12705 N COUNTY ROAD 5                           WELLINGTON                 CO    805490000   LARIMER
2410.   DN33XC213   6511 HWY 287                                    LA PORTE                   CO    805350000   LARIMER
2411.   DN33XC236   6206 S STATE HIGHWAY 83                         FRANKTOWN                  CO    801160000   DOUGLAS
2412.   DN33XC244   WEST RODEO GROUND ROAD                          SNOWMASS VILLAGE           CO    816150000   PITKIN
2413.   DN33XC901   580 COUNTY ROAD 100                             CRAIG                      CO    816250000   MOFFAT
2414.   DN36XC616   9018 FIELD STREET                               WESTMINSTER                CO    800210000   JEFFERSON
2415.   DN36XC678   4000 E. QUINCY AVENUE                           ENGLEWOOD                  CO    801100000   DENVER
2416.   DN36XC800   1025 ELDORADO BLVD                              BROOMFIELD                 CO    800210000   BOULDER
2417.   DN40XC953   7445 TEMPLETON GAP ROAD                         COLORADO SPRINGS           CO    809220000   EL PASO
2418.   FN03XC005   536 LEWELLING BLVD                              SAN LEANDRO                CA    94579       ALAMEDA

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2419.   FN03XC032   9480 SUNOL RD                                   SUNOL                      CA    945860000   ALAMEDA
2420.   FN03XC034   5764 MISSION RD                                 SUNOL                      CA    94586       ALAMEDA
2421.   FN03XC039   7820 VALLECITOS ROAD                            SUNOL                      CA    94586       ALAMEDA
2422.   FN03XC049   30132 INDUSTRIAL PKWY                           HAYWARD                    CA    94544       ALAMEDA
                    SW
2423.   FN03XC063   520 CLEVELAND AVE                               ALBANY                     CA    94710       ALAMEDA
2424.   FN03XC073   3998 FOOTHILL ROAD                              PLEASANTON                 CA    94588       ALAMEDA
2425.   FN03XC074   3333 BUSCH RD                                   PLEASANTON                 CA    94566       ALAMEDA
2426.   FN03XC090   3580 THORTON AVENUE                             FREMONT                    CA    94536       ALAMEDA
2427.   FN03XC104   HIGHWAY 4                                       RODEO                      CA    94572       CONTRA COSTA
2428.   FN03XC112   1865 ARNOLD DR                                  MARTINEZ                   CA    94553       CONTRA COSTA
2429.   FN03XC125   75 WALTON LN                                    ANTIOCH                    CA    94509       CONTRA COSTA
2430.   FN03XC129   101 ALVARADO AVE                                PITTSBURG                  CA    94565       CONTRA COSTA
2431.   FN03XC144   801 PARK CENTRAL ST                             RICHMOND                   CA    94803       CONTRA COSTA
2432.   FN03XC148   1651 DRIVE IN WAY                               ANTIOCH                    CA    94509       CONTRA COSTA
2433.   FN03XC152   HEAVENLY RIDGE LANE                             EL SOBRANTE                CA    94803       CONTRA COSTA
2434.   FN03XC156   4104 EL NIDO RANCH ROAD                         LAFAYETTE                  CA    945492745   CONTRA COSTA
2435.   FN03XC158   CUMMINGS SKYWAY 'HWY 80                         CROCKETT                   CA    94525       CONTRA COSTA

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2436.   FN03XC169   5055 ALHAMBRA AVENUE                            MARTINEZ                   CA    94533       CONTRA COSTA
2437.   FN03XC174   PLEASANT HILL ROAD                              WALNUT CREEK               CA    945490000   CONTRA COSTA
2438.   FN03XC267   3875 JAMESON CANYON                             American Canyon            CA    945890000   NAPA
                    ROAD
2439.   FN03XC268   100 AMERICAN CANYON RD                          AMERICAN CANYON            CA    94589       NAPA
2440.   FN03XC270   1775 INDUSTRIAL WAY                             NAPA                       CA    945580000   NAPA
2441.   FN03XC307   7911 REDWOOD DR                                 COTATI                     CA    94931       SONOMA
2442.   FN03XC315   5173 SONOMA HWY                                 SANTA ROSA                 CA    95409       SONOMA
2443.   FN03XC328   2030 LLANO RD                                   SEBASTOPOL                 CA    95401       SONOMA
2444.   FN03XC342   4499 STAGE GULCH ROAD                           SONOMA                     CA    954760000   SONOMA
2445.   FN03XC347   14347 SONOMA HWY                                GLEN ELLEN                 CA    95442       SONOMA
2446.   FN03XC348   11600 DUNBAR RD                                 GLEN ELLEN                 CA    95442       SONOMA
2447.   FN04XC002   8150 37TH AVE                                   SACRAMENTO                 CA    95824       SACRAMENTO
2448.   FN04XC007   1400 GRAND AVE                                  SACRAMENTO                 CA    95838       SACRAMENTO
2449.   FN04XC010   10500 WHITE ROCK RD                             RANCHO CORDOVA             CA    95670       SACRAMENTO
2450.   FN04XC020   5663 FRANKLIN BLVD                              SACRAMENTO                 CA    95824       SACRAMENTO
2451.   FN04XC034   7849 LICHEN DR                                  CITRUS HEIGHTS             CA    95621       SACRAMENTO
2452.   FN04XC045   1155 LINDEN ROAD                                WEST SACRAMENTO            CA    95961       YOLO
2453.   FN04XC052   13405 FOLSOM BOULEVARD                          FOLSOM                     CA    95630       SACRAMENTO
2454.   FN04XC063   31020 S RIVER RD                                CLARKSBURG                 CA    95612       YOLO

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2455.   FN04XC081   200 S HARDING BLVD                              ROSEVILLE                  CA    95678       PLACER
2456.   FN04XC084   1110 MELODY LN                                  ROSEVILLE                  CA    95678       PLACER
2457.   FN04XC085   8212 FAIR OAKS BLVD                             CARMICHAEL                 CA    95608       SACRAMENTO
2458.   FN04XC087   2861 ELVERTA ROAD                               ANTELOPE                   CA    95843       SACRAMENTO
2459.   FN04XC101   2168 SMITH DRIVE                                FAIRFIELD                  CA    94585       SOLANO
2460.   FN04XC103   8757 PEDRICK RD                                 DIXON                      CA    95620       SOLANO
2461.   FN04XC106   1100 SOUTHAMPTON RD                             BENICIA                    CA    94510       SOLANO
2462.   FN04XC108   4000 SUISUN VALLEY RD                           SUISUN CITY                CA    94585       SOLANO
2463.   FN04XC115   105 LINCOLN RD W                                VALLEJO                    CA    94590       SOLANO
2464.   FN04XC117   1471 PARK RD                                    BENICIA                    CA    94510       SOLANO
2465.   FN04XC120   1510 HUMPHREY DR                                SUISUN CITY                CA    94585       SOLANO
2466.   FN04XC121   5275 LYON ROAD                                  FAIRFIELD                  CA    945330000   SOLANO
2467.   FN04XC122   7699 BATAVIA RD                                 DIXON                      CA    95620       SOLANO
2468.   FN04XC224   2727 2ND ST                                     DAVIS                      CA    95616       YOLO
2469.   FN04XC225   4551 W CAPITOL AVE                              WEST SACRAMENTO            CA    95691       YOLO
2470.   FN14XC003   1771 SANTA YNEZ WAY                             SACRAMENTO                 CA    958160000   SACRAMENTO
2471.   FN14XC006   145 VALLE VISTA AVE                             VALLEJO                    CA    94590       SOLANO
2472.   FN35XC004   7551 GREENBACK LANE                             CITRUS HEIGHTS             CA    956100000   SACRAMENTO

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2473.   FN40XC004   10653 Coloma Road                               Rancho Cordova             CA    95670       Sacramento
2474.   FN54XC001   313 DUTCH RAVINE LANE                           NEWCASTLE                  CA    956580000   PLACER
2475.   FS03XC282   7080 NORTH WHITNEY                              FRESNO                     CA    93720       FRESNO
                    AVENUE
2476.   FS04XC045   APN# 008, 021, 330,                             DALY CITY                  CA    94015       SAN MATEO
                    008, 021, 010 AT
                    UPLAND & WEST
2477.   FS04XC049   812 SKYLINE DR                                  DALY CITY                  CA    94015       SAN MATEO
2478.   FS04XC051   2001 ROLLINGWOOD DR                             SAN BRUNO                  CA    94066       SAN MATEO
2479.   FS04XC062   250 COURTLAND DR                                SAN BRUNO                  CA    94066       SAN MATEO
2480.   FS04XC077   1501 MAGNOLIA AVE                               SAN BRUNO                  CA    94066       SAN MATEO
2481.   FS04XC082   EXBORNE AVE.                                    BELMONT                    CA    94401       SAN MATEO
2482.   FS04XC083   550 ISLAND PKWY                                 BELMONT                    CA    94002       SAN MATEO
2483.   FS04XC089   1725 E BAYSHORE RD STE                          REDWOOD CITY               CA    94063       SAN MATEO
                    105B
2484.   FS04XC090   136 WILLOW STREET                               REDWOOD CITY               CA    94063       SAN MATEO
2485.   FS04XC095   2005 WILLOW PARK ROAD                           MENLO PARK                 CA    94025       SAN MATEO
2486.   FS04XC096   160 DEMETER ST                                  EAST PALO ALTO             CA    94303       SAN MATEO
2487.   FS04XC104   HALLMARK DRIVE                                  BELMONT                    CA    94002       SAN MATEO
2488.   FS04XC105   911 ARGUELLO ST                                 REDWOOD CITY               CA    94063       SAN MATEO
2489.   FS04XC107   2350 PAGE MILL RD.                              LOS ALTOS HILLS            CA    94022       SANTA CLARA

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2490.   FS04XC113   380 MAGDALENA AVE.                              LOS ALTOS HILLS            CA    94024       SANTA CLARA
2491.   FS04XC115   1885 MIRAMONTE AVENUE                           MOUNTAIN VIEW              CA    94040       SANTA CLARA
2492.   FS04XC120   750 MOFFETT BLVD.                               MOUNTAIN VIEW              CA    94043       SANTA CLARA
2493.   FS04XC130   19700 ALLENDALE AVENUE                          SARATOGA                   CA    95070       SANTA CLARA
2494.   FS04XC132   12970 GLEN BRAE DR                              SARATOGA                   CA    95070       SANTA CLARA
2495.   FS04XC134   1391 GENEVA DR                                  SUNNYVALE                  CA    94089       SANTA CLARA
2496.   FS04XC143   14701 LOS GATOS BLVD.                           LOS GATOS                  CA    95032       SANTA CLARA
2497.   FS04XC150   2265 LAFAYETTE STREET                           SANTA CLARA                CA    950500000   SANTA CLARA
2498.   FS04XC156   1770 W CAMPBELL AVE                             CAMPBELL                   CA    95008       SANTA CLARA
2499.   FS04XC185   476 BLOSSOM HILL RD                             SAN JOSE                   CA    95123       SANTA CLARA
2500.   FS04XC188   ALMA STREET                                     SAN JOSE                   CA    95112       SANTA CLARA
2501.   FS04XC190   1000 JACKLIN ROAD                               MILPITAS                   CA    950350000   SANTA CLARA
2502.   FS04XC191   1200 PECTEN COURT                               MILPITAS                   CA    950350000   SANTA CLARA
2503.   FS04XC194   3195 SENTER ROAD                                SAN JOSE                   CA    951110000   SANTA CLARA
2504.   FS04XC205   8215 MONTEREY ROAD                              SAN JOSE                   CA    95138       SANTA CLARA
2505.   FS04XC211   13145 MURPHY AVENUE                             SAN MARTIN                 CA    95046       SANTA CLARA
2506.   FS04XC213   575 ANIMAS AVE.                                 GILROY                     CA    95020       SANTA CLARA
2507.   FS04XC214   731 RENZ LAND                                   GILROY                     CA    950200000   SANTA CLARA
2508.   FS04XC216   S. END OF BOLSA RD./HWY.                        GILROY                     CA    950230000   SANTA CLARA
                    101

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2509.   FS04XC218   18840 SARATOGA                                  LOS GATOS                  CA    95030       SANTA CLARA
2510.   FS04XC219   17331 LOCUST DR                                 LOS GATOS                  CA    95033       SANTA CLARA
2511.   FS04XC221   END OF HECHT RD. @ WALDO                        SAUSALITO                  CA    94965       MARIN
                    TUNNEL
2512.   FS04XC223   TANK ON HILL ABOVE MARIN                        MARIN CITY                 CA    949650000   MARIN
                    CITY EXIT
2513.   FS04XC245   893 BEL MARIN KEYS BLVD                         NOVATO                     CA    94949       MARIN
2514.   FS04XC249   NORTHEAST CORNER, GRANT                         NOVATO                     CA    94945       MARIN
                    AVE/MADRONE
2515.   FS04XC250   100 PHILLIP TER                                 NOVATO                     CA    94945       MARIN
2516.   FS04XC252   HIGHWAY 101 & MARINA                            NOVATO                     CA    949450000   MARIN
                    ENTRANCE
2517.   FS04XC253   156 SAN ANTONIO RD                              PETALUMA                   CA    94952       SONOMA
2518.   FS04XC406   HIGHWAY 101 AT SAN                              SAN RAFAEL                 CA    94915       MARIN
                    ANTONIO ROAD
2519.   FS04XC407   190 MARINWOOD AVE                               SAN RAFAEL                 CA    94903       MARIN
2520.   FS04XC900   END OF LEWIS FOSTER RD.                         HALF MOON BAY              CA    94019       SAN MATEO
2521.   FS04XC901   END OF PILARCITOS RD.                           HALF MOON BAY              CA    94019       SAN MATEO
2522.   FS14XC004   3600 MIDDLEFIELD ROAD                           PALO ALTO                  CA    943010000   SANTA CLARA
2523.   FS16XC002   5050 CROW CANYON BLVD                           SAN RAMON                  CA    94583       CONTRA COSTA

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2524.   FS17XC002   950 CONCANNON BLVD                              LIVERMORE                  CA    95108       ALAMEDA
2525.   FS18XC002   ECHO RIDGE ROAD                                 ROCKLIN                    CA    956770000   PLACER
2526.   FS18XC012   3011 LARIAT DRIVE                               SHINGLE SPRINGS            CA    95682       EL DORADO
2527.   FS18XC016   1322 RILEY AVENUE           LEMBY COMMUNITY     FOLSOM                     CA    95630       SACRAMENTO
                                                PARK
2528.   FS18XC018   7110 DOUGLAS BLVD.          TOP 10 AREA 2001    GRANITE BAY                CA    957460000   PLACER
2529.   FS18XC020   607 7TH STREET                                  LINCOLN                    CA    95648       PLACER
2530.   FS19XC003   2875 OLD DAVIS ROAD                             DAVIS                      CA    956160000   SOLANO
2531.   FS21XC002   FASSLER AVE.                                    PACIFICA                   CA    94044       SAN MATEO
2532.   FS21XC005   302 PORTOLA ROAD                                PORTOLA VALLEY             CA    94028       SAN MATEO
2533.   FS22XC002   22970 HWY. 17                                   LOS GATOS                  CA    950330000   SANTA CRUZ
2534.   FS22XC003   23430 GLEN WOOD DRIVE                           LOS GATOS                  CA    950338578   SANTA CRUZ
2535.   FS22XC005   ADJACENT TO 6020 SCOTTS                         SCOTTS VALLEY              CA    95066       SANTA CRUZ
                    VALLEY DRIVE
2536.   FS22XC006   2980 EL RANCHO DR.                              SCOTTS VALLEY              CA    95066       SANTA CRUZ
2537.   FS22XC008   58 SIMS ROAD                                    SANTA CRUZ                 CA    950600000   SANTA CRUZ
2538.   FS22XC013   6500 SOQUEL DRIVE                               APTOS                      CA    95003       SANTA CRUZ
2539.   FS22XC014   #1 POST OFFICE DRIVE                            APTOS                      CA    950060000   SANTA CRUZ
2540.   FS22XC015   1025 MOON VALLEY RANCH                          APTOS                      CA    95063       SANTA CRUZ
                    ROAD
2541.   FS22XC016   1253 TRABLING ROAD                              WATSONVILLE                CA    950760000   SANTA CRUZ

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2542.   GB03XC311   331 JANE BLVD                                   LEXINGTON                  NC    27295       DAVIDSON
2543.   GB03XC324   204 DARTMOUTH ST # U                            GREENSBORO                 NC    27407       GUILFORD
2544.   GB03XC327   4964 ISLAND FORD RD                             RANDLEMAN                  NC    27317       RANDOLPH
2545.   GB03XC340   5626 HAGAN STONE PARK                           GREENSBORO                 NC    27406       GUILFORD
                    RD # A
2546.   GB03XC349   100 NC HIGHWAY 150 W                            GREENSBORO                 NC    27455       GUILFORD
2547.   GB03XC353   156 INDUSTRIAL DR                               KING                       NC    27021       STOKES
2548.   GB03XC355   1578 YADKINVILLE RD                             MOCKSVILLE                 NC    27028       DAVIE
2549.   GB03XC356   3226 SPENCER RD                                 ARCHDALE                   NC    27263       RANDOLPH
2550.   GB03XC358   5625 US HIGHWAY 220 S                           ASHEBORO                   NC    27203       RANDOLPH
2551.   GB03XC359   3923 KIVETT DR # A                              JAMESTOWN                  NC    27282       GUILFORD
2552.   GB03XC363   CORVETTE LANE                                   WALKERTOWN                 NC    27051       FORSYTH
2553.   GB03XC368   201 MONROETON RD                                REIDSVILLE                 NC    27320       ROCKINGHAM
2554.   GB03XC369   1079 HUDSON RD                                  SUMMERFIELD                NC    27358       ROCKINGHAM
2555.   GB03XC370   933 N MAIN ST                                   KERNERSVILLE               NC    27284       FORSYTH
2556.   GB21XC011   611 DOLLEY MADISON ROAD                         GREENSBORO                 NC    274100000   GUILFORD
2557.   GB21XC020   207 A AVONWOOD                                  Jamestown                  NC    28272       GUILFORD
2558.   GB24XC022   798/818 RADAR ROAD                              GREENSBORO                 NC    274100000   GUILFORD

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2559.   GB33XC095   170 JOINES DRIVE                                Reidsville                 NC    273200000   ROCKINGHAM
2560.   GB33XC096   CHUMNEY LOOP ROAD                               EDEN                       NC    272880000   ROCKINGHAM
2561.   GB33XC113   STATE HWY 731                                   CANDOR                     NC    272290000   MONTGOMERY
2562.   GB33XC293   HIGHWAY 14                                      EDEN                       NC    27288       ROCKINGHAM
2563.   GB33XC333   5040 DEASONS HILL ROAD                          HAMPTONVILLE               NC    27020       YADKIN
2564.   GB54XC403   2543 HUFFINE MILL ROAD                          MCLEANSVILLE               NC    273010000   GUILFORD
2565.   GB54XC404   3232 NANCY JEAN ROAD                            GREENSBORO                 NC    274060000   GUILFORD
2566.   GB54XC413   9105 ROUTE 66                                   RURAL HALL                 NC    270450000   FORSYTH
2567.   GB54XC414   1731 SHILOH CHURCH ROAD                         RURAL HALL                 NC    270450000   FORSYTH
2568.   GB54XC415   4331 MELVIN LANE                                WALKERTOWN                 NC    270510000   FORSYTH
2569.   GB54XC418   7354 WALNUT COVE ROAD                           WALNUT COVE                NC    270520000   FORSYTH
2570.   GB54XC420   3201 BOWENS ROAD                                TOBACCOVILLE               NC    270500000   FORSYTH
2571.   GB54XC421   7723 ALANDALE LANE                              TOBACCOVILLE               NC    270500000   FORSYTH
2572.   GB54XC455   8560 BENBOW MERRILL ROAD                        OAKRIDGE                   NC    273100000   GUILFORD
2573.   HI03XC304   47-122 WAILEHUA ROAD                            KANEOHE                    HI    96744       HONOLULU
2574.   HI03XC307   KOKO HEAD REGIONAL                              HONOLULU                   HI    96825       HONOLULU
                    PARK, TMK: (1) 3-9-12:
                    005
2575.   HI03XC308   56-020 KAMEHAMEHA HWY                           LAIE                       HI    96762       HONOLULU
2576.   HI03XC315   529 18TH AVENUE                                 HONOLULU                   HI    96816       HONOLULU

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2577.   HI03XC317   ABOVE KANEOHE BAY DRIVE                         KAILUA                     HI    96734       HONOLULU
2578.   HI03XC318   CASTLE JUNCTION, TMK:                           KAILUA                     HI    96734       HONOLULU
                    (1) 4-5-35: 005
2579.   HI03XC320   59-306 ALAPIO ROAD                              HALEIWA                    HI    96712       HONOLULU
2580.   HI03XC321   END OF WAOKANAKA ROAD                           HONOLULU                   HI    96817       HONOLULU
                    (MAUKA), TMK: (1)
                    1-9-5: 003
2581.   HI03XC322   99-1100 HALAWA VALLEY                           AIEA                       HI    96701       HONOLULU
                    STREET
2582.   HI03XC326   42-377 KALANIANAOLE                             KAILUA                     HI    96734       HONOLULU
                    HIGHWAY
2583.   HI03XC350   TMK: (1) 1-1-11: 001                            HONOLULU                   HI    96813       HONOLULU
2584.   HI03XC375   66-190 KAMEHAMEHA                               HALEIWA                    HI    96712       HONOLULU
                    HIGHWAY
2585.   HI03XC387   91-250 KALAELOA                                 KAPOLEI                    HI    967070000   HONOLULU
                    BOULEVARD
2586.   HI03XC390   45-285 KANEOHE BAY                              KANEOHE                    HI    967440000   HONOLULU
                    DRIVE
2587.   HI03XC392   94-415 MAKAPIPIPI                               MILILANI                   HI    96789       HONOLULU
                    STREET
2588.   HI03XC393   98-746 KUAHAO PLACE                             PEARL CITY                 HI    967820000   HONOLULU
2589.   HI03XC403   1058 LIMAHANA PLACE                             LAHAINA                    HI    96761       MAUI

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2590.   HI03XC404   140 HOBRON AVENUE                               KAHULUI                    HI    96732       MAUI
2591.   HI03XC409   ULUPALAKUA RANCH, TMK:                          KIHEI                      HI    96753       MAUI
                    (2) 2-1-8: 001
2592.   HI03XC410   618 MAKAWAO AVENUE                              MAKAWAO                    HI    96768       MAUI
2593.   HI03XC411   2000 MOKULELE HIGHWAY                           PUUNENE                    HI    96784       MAUI
2594.   HI03XC412   02 KUULEI ROAD                                  HAIKU                      HI    96708       MAUI
2595.   HI03XC601   91-1153 NORTH ROAD                              EWA BEACH                  HI    96706       HONOLULU
2596.   HI03XC702   73-4220 QUEEN                                   KAILUA-KONA                HI    967400000   HAWAII
                    KAAHUMANU HWY
2597.   HI03XC704   TMK (3) 6-2-1:23                                KOHALA                     HI    967410000   HAWAII
2598.   HI03XC708   KEAAU INDUSTRIAL PARK                           KEAAU                      HI    967490000   HAWAII
2599.   HI03XC801   MARINE CORPS BASE                               PEARL HARBOR               HI    968603134   HONOLULU
                    RISLEY FIELD
2600.   HI03XC805   TMK : (1) 4-2-26: 58                            KAILUA                     HI    957340000   HAWAII
                    KAILUA HEIGHTS 390 RES
                    1
2601.   HI03XC808   94-163 LEOWAENA STREET                          WAIPAHU                    HI    967970000   HAWAII
2602.   HI03XC809   87-2130 FARRINGTON                              WAIANAE                    HI    967920000   HONOLULU
                    HIGHWAY
2603.   HI03XC810   45-552 KAMEHAMEHA                               KANEOHE                    HI    967440000   HAWAII
                    HIGHWAY
2604.   HI03XC821   AINAMAKUA STREET                                MILILANI                   HI    967890000   HONOLULU

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2605.   HI54XC034   3651 LALA ROAD                                  LIHUE, PUNA                HI    967660000   KAUAI
2606.   HI54XC035   4301 PUHI ROAD                                  LIHUE, PUNA                HI    967660000   KAUAI
2607.   HO03XC002   7511 W HARDY RD                                 HOUSTON                    TX    77022       HARRIS
2608.   HO03XC003   1659 ATASCOCITA RD.                             HUMBLE                     TX    77396       HARRIS
2609.   HO03XC004   LT. 419 BLK. 39                                 HOUSTON                    TX    77093       HARRIS
                    HAWTHORNE PLACE, SEC. 6
2610.   HO03XC005   7208 NORDLING RD                                HOUSTON                    TX    77076       HARRIS
2611.   HO03XC006   1602 MOONEY RD                                  HOUSTON                    TX    77093       HARRIS
2612.   HO03XC007   414 HILL ROAD                                   HOUSTON                    TX    77093       HARRIS
2613.   HO03XC008   14463 LUTHE RD                                  HOUSTON                    TX    77039       HARRIS
2614.   HO03XC009   11849 1/2 GLOGER ST                             HOUSTON                    TX    77039       HARRIS
2615.   HO03XC010   10525 EASTEX FWY                                HOUSTON                    TX    77093       HARRIS
2616.   HO03XC011   8111 EASTEX FWY                                 HOUSTON                    TX    77093       HARRIS
2617.   HO03XC012   4127 1/2 CAVALCADE ST                           HOUSTON                    TX    77026       HARRIS
2618.   HO03XC013   NORTHEAST CORNER OF                             HOUSTON                    TX    77020       HARRIS
                    SAKOWITZ & GLENARM
2619.   HO03XC015   6921 HOMESTEAD RD                               HOUSTON                    TX    77028       HARRIS
2620.   HO03XC016   9750 HOMESTEAD RD                               HOUSTON                    TX    77016       HARRIS
2621.   HO03XC017   5946 RIDGEDALE DR                               HOUSTON                    TX    77039       HARRIS
2622.   HO03XC018   11102 E SAM HOUSTON                             HOUSTON                    TX    77044       HARRIS
                    PKWY N

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2623.   HO03XC019   9430 LEY RD                                     HOUSTON                    TX    77078       HARRIS
2624.   HO03XC021   2918 ELYSIAN ST                                 HOUSTON                    TX    77009       HARRIS
2625.   HO03XC022   4500 COCHRAN ST                                 HOUSTON                    TX    77009       HARRIS
2626.   HO03XC023   10315 SHELDON RD                                HOUSTON                    TX    77049       HARRIS
2627.   HO03XC025   10700 FM 2100                                   HIGHLANDS                  TX    77562       HARRIS
2628.   HO03XC026   1211 S MAIN ST                                  HIGHLANDS                  TX    77562       HARRIS
2629.   HO03XC029   6503 FM 1960                                    HUMBLE                     TX    77338       HARRIS
2630.   HO03XC030   21003 HARDY RD.                                 HOUSTON                    TX    77073       HARRIS
2631.   HO03XC034   507 GUM GULLY RD                                CROSBY                     TX    77532       HARRIS
2632.   HO03XC102   2401 NANCE STREET                               HOUSTON                    TX    77061       HARRIS
2633.   HO03XC106   6323 EASTWOOD ST                                HOUSTON                    TX    77021       HARRIS
2634.   HO03XC108   13232 MAX RD                                    PEARLAND                   TX    77581       BRAZORIA
2635.   HO03XC109   5205 ALMEDA GENOA RD                            HOUSTON                    TX    77048       HARRIS
2636.   HO03XC110   FM 1774 AND LIVE OAK                            PLANTERSVILLE              TX    77363       GRIMES
                    DR.
2637.   HO03XC114   144 WINKLER DR                                  HOUSTON                    TX    77087       HARRIS
2638.   HO03XC115   7134 BELLFORT ST                                HOUSTON                    TX    77087       HARRIS
2639.   HO03XC119   8827 CLINTON DR                                 HOUSTON                    TX    77029       HARRIS
2640.   HO03XC120   930 BROADWAY ST.                                HOUSTON                    TX    77074       HARRIS
2641.   HO03XC123   8312 ALMEDA GENOA RD                            HOUSTON                    TX    77075       HARRIS
2642.   HO03XC124   9657 HALL RD                                    HOUSTON                    TX    77089       HARRIS
2643.   HO03XC125   1135 EDGEBROOK DR                               HOUSTON                    TX    77034       HARRIS

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2644.   HO03XC126   11619 PALMSPRINGS DR                            HOUSTON                    TX    77034       HARRIS
2645.   HO03XC128   1905 SHAVER ST                                  PASADENA                   TX    77502       HARRIS
2646.   HO03XC129   9842 LUCORE ST                                  HOUSTON                    TX    77017       HARRIS
2647.   HO03XC131   4800 FIDELITY ST                                HOUSTON                    TX    77029       HARRIS
2648.   HO03XC132   12435 I-10 EAAST                                HOUSTON                    TX    77015       HARRIS
2649.   HO03XC133   0000" PENN CITY ROAD"                           HOUSTON                    TX    77015       HARRIS
2650.   HO03XC136   1409 ANTHONETTE LN                              HOUSTON                    TX    77015       HARRIS
2651.   HO03XC137   1714 JACKSON ST                                 HOUSTON                    TX    77003       HARRIS
2652.   HO03XC139   2804 S MAIN ST                                  PEARLAND                   TX    77581       BRAZORIA
2653.   HO03XC140   2800 BLOCK OF DIXIE                             HOUSTON                    TX    77089       HARRIS
                    FARM RD. (AKA FM 1959)
2654.   HO03XC142   14134 HIGHWAY 3                                 WEBSTER                    TX    77598       HARRIS
2655.   HO03XC145   7499 BAYWAY DR                                  BAYTOWN                    TX    77520       HARRIS
2656.   HO03XC152   5080 OLD SPANISH TRL                            HOUSTON                    TX    77021       HARRIS
2657.   HO03XC154   301 WESTFIELD LN                                FRIENDSWOOD                TX    77546       BRAZORIA
2658.   HO03XC155   17406 CR-831                                    PEARLAND                   TX    77584       BRAZORIA
2659.   HO03XC201   811 WESTHEIMER RD                               HOUSTON                    TX    77006       HARRIS
2660.   HO03XC205   4740 W OREM DR                                  HOUSTON                    TX    77045       HARRIS
2661.   HO03XC206   STATE ROAD 61 SOUTH OF                          HANKAMER                   TX    77560       CHAMBERS
                    HANKAMER

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2662.   HO03XC208   2630 WESTRIDGE ST                               HOUSTON                    TX    77054       HARRIS
2663.   HO03XC216   5300 N BRAESWOOD BLVD                           HOUSTON                    TX    77096       HARRIS
2664.   HO03XC217   O ALDER RD.                                     HOUSTON                    TX    77081       HARRIS
2665.   HO03XC225   11200 FONDREN RD                                HOUSTON                    TX    77096       HARRIS
2666.   HO03XC226   14919 MAIN ST                                   HOUSTON                    TX    77035       HARRIS
2667.   HO03XC227   12703 RICEVILLE SCHOOL                          STAFFORD                   TX    77477       HARRIS
                    ROAD
2668.   HO03XC230   9275 RICHMOND AVE                               HOUSTON                    TX    77063       HARRIS
2669.   HO03XC234   1315 S DAIRY ASHFORD ST                         HOUSTON                    TX    77077       HARRIS
2670.   HO03XC237   12335 BELLAIRE BLVD                             HOUSTON                    TX    77072       HARRIS
2671.   HO03XC238   8600 HEMLOCK HILL DR                            HOUSTON                    TX    77083       HARRIS
2672.   HO03XC239   11100 BEECHNUT                                  HOUSTON                    TX    77036       HARRIS
2673.   HO03XC241   14030 FLORENCE RD                               SUGAR LAND                 TX    77478       FORT BEND
2674.   HO03XC242   11260 WILCREST DR                               HOUSTON                    TX    77099       HARRIS
2675.   HO03XC247   13665 SHEPARD HILL RD                           WILLIS                     TX    77318       MONTGOMERY
2676.   HO03XC248   1330 GESSNER RD.                                HOUSTON                    TX    77005       HARRIS
2677.   HO03XC249   7017 ALMEDA RD                                  HOUSTON                    TX    77054       HARRIS
2678.   HO03XC251   1921 PARKVIEW LN                                MISSOURI CITY              TX    770270000   FORT BEND
2679.   HO03XC300   730 E 11TH ST                                   HOUSTON                    TX    77008       HARRIS

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2680.   HO03XC303   923 WAKEFIELD DR                                HOUSTON                    TX    77018       HARRIS
2681.   HO03XC304   5764 KNOX ST                                    HOUSTON                    TX    77091       HARRIS
2682.   HO03XC305   279 MARJORIE STREET                             HOUSTON                    TX    77088       HARRIS
2683.   HO03XC311   2211 W 43RD ST                                  HOUSTON                    TX    77018       HARRIS
2684.   HO03XC313   1015 ANTOINE DR                                 HOUSTON                    TX    77055       HARRIS
2685.   HO03XC315   3514 BOLIN RD                                   HOUSTON                    TX    77092       HARRIS
2686.   HO03XC316   5699 LOST FOREST DR                             HOUSTON                    TX    77092       HARRIS
2687.   HO03XC319   8000 W LITTLE YORK RD                           HOUSTON                    TX    77040       HARRIS
2688.   HO03XC320   8777 CLAY RD                                    HOUSTON                    TX    77080       HARRIS
2689.   HO03XC321   8938 SPRING BRANCH DR                           HOUSTON                    TX    77080       HARRIS
2690.   HO03XC323   10002 BURNSIDE LN                               HOUSTON                    TX    77041       HARRIS
2691.   HO03XC325   10980 METRONOME DR                              HOUSTON                    TX    77043       HARRIS
2692.   HO03XC328   10660 JONES RD                                  HOUSTON                    TX    77065       HARRIS
2693.   HO03XC329   13601 FM 529 RD                                 HOUSTON                    TX    77041       HARRIS
2694.   HO03XC332   NORTHWEST CORNER OF                             HOUSTON                    TX    77014       HARRIS
                    SPEARS & OLD WALTERS
2695.   HO03XC333   16200 STATE HIGHWAY 249                         HOUSTON                    TX    77086       HARRIS
2696.   HO03XC401   23231 W HARDY RD                                SPRING                     TX    77373       HARRIS
2697.   HO03XC402   10593 DARBY LOOP                                CONROE                     TX    77385       MONTGOMERY
2698.   HO03XC403   22990 SMITH RD                                  PORTER                     TX    77365       MONTGOMERY
2699.   HO03XC404   8220 SH 242                                     CONROE                     TX    77385       MONTGOMERY

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2700.   HO03XC407   15008 CREIGHTON RD                              CONROE                     TX    77302       MONTGOMERY
2701.   HO03XC418   25930 FM 2100 RD                                HUFFMAN                    TX    77336       HARRIS
2702.   HO03XC426   33000 IH-45 SOUTH                               CONROE                     TX    77301       MONTGOMERY
2703.   HO03XC427   12449 SLEEPY HOLLOW RD                          CONROE                     TX    77385       MONTGOMERY
2704.   HO03XC428   16402 OAK KNOLL DR                              PORTER                     TX    77365       MONTGOMERY
2705.   HO03XC429   16212 PORTMAN RD                                CONROE                     TX    77306       MONTGOMERY
2706.   HO03XC430   12606 DAW COLLINS RD                            SPLENDORA                  TX    77372       MONTGOMERY
2707.   HO03XC431   608 N LOOP 336 W                                CONROE                     TX    77301       MONTGOMERY
2708.   HO03XC507   4927 HIGHWAY 146                                BACLIFF                    TX    77518       GALVESTON
2709.   HO03XC508   COUNTY ROAD 147                                 ALVIN                      TX    77511       BRAZORIA
2710.   HO03XC509   7101 OIL FIELD ROAD                             ALGOA                      TX    77511       BRAZORIA
2711.   HO03XC513   HUGHES RD.                                      DICKINSON                  TX    77539       GALVESTON
2712.   HO03XC517   4911 HIGHWAY 1765                               LAMARQUE                   TX    77565       GALVESTON
2713.   HO03XC518   2902 STATE HWY 3                                LAMARQUE                   TX    77568       GALVESTON
2714.   HO03XC519   110 I-45 NORTH                                  TEXAS CITY                 TX    77554       GALVESTON
2715.   HO03XC521   6211 STEWART RD                                 GALVESTON                  TX    77551       GALVESTON
2716.   HO03XC523   4025 FM 2403 RD                                 ALVIN                      TX    77511       BRAZORIA
2717.   HO03XC600   20403 FM 1093 RD                                RICHMOND                   TX    77469       FORT BEND
2718.   HO03XC602   15619 1/2 ALIEF                                 HOUSTON                    TX    77082       HARRIS
                    CLODINE ROAD
2719.   HO03XC606   15324 ENNIS RD                                  SUGAR LAND                 TX    77478       FORT BEND

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2720.   HO03XC607   30136 FM 1093 UP TO                             FULSHEAR                   TX    77441       FORT BEND
                    HUGGINS RD.
2721.   HO03XC611   1200 THE COLONY                                 RICHMOND                   TX    77469       FORT BEND
                    (TIMOTHY LANE)
2722.   HO03XC616   BENTON ROAD                                     RICHMOND                   TX    77469       FORT BEND
2723.   HO03XC620   RT.4  2021 CARLTON OAKS                         RICHMOND                   TX    77469       FORT BEND
2724.   HO03XC621   710 E HIGHWAY 90A                               RICHMOND                   TX    77469       FORT BEND
2725.   HO03XC622   304 HUNTINGTON RD                               ROSENBERG                  TX    77471       FORT BEND
2726.   HO03XC624   1539 LAWSON RD                                  ARCOLA                     TX    77583       FORT BEND
2727.   HO03XC626   FM 2759                                         THOMPSON                   TX    77469       FORT BEND
2728.   HO03XC642   RR 1 BOX 155E                                   CAT SPRING                 TX    78933       COLORADO
2729.   HO03XC643   14000 JFK BLVD (AKA                             HOUSTON                    TX    77039       HARRIS
                    DRUMMET)
2730.   HO03XC647   6800 HWY 6                                      BRAZORIA                   TX    77429       BRAZORIA
2731.   HO03XC701   14602 WUNDERLICH DR                             HOUSTON                    TX    77069       HARRIS
2732.   HO03XC702   13118 SCHROEDER RD                              HOUSTON                    TX    77070       HARRIS
2733.   HO03XC711   10307 RODGERS RD.                               SPRING                     TX    77070       HARRIS
2734.   HO03XC712   17306 THEISS MAIL                               SPRING                     TX    77379       HARRIS
                    ROUTE RD
2735.   HO03XC713   18118 STRACK DR                                 SPRING                     TX    77379       HARRIS
2736.   HO03XC714   20342 HOLZWARTH RD.                             HOUSTON                    TX    77388       HARRIS
2737.   HO03XC716   25007 GOSLING RD                                SPRING                     TX    77389       HARRIS

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2738.   HO03XC717   34320 WRIGHT RD                                 MAGNOLIA                   TX    77355       MONTGOMERY
2739.   HO03XC720   5657 HIGHWAY 290                                BRENHAM                    TX    77833       WASHINGTON
2740.   HO03XC729   1726 E HUFSMITH RD                              TOMBALL                    TX    77375       HARRIS
2741.   HO03XC730   32602 OLD HEMPSTEAD RD                          MAGNOLIA                   TX    77355       MONTGOMERY
2742.   HO03XC731   16306 FM 2920 RD                                TOMBALL                    TX    77375       HARRIS
2743.   HO03XC732   40326 COMMUNITY RD                              MAGNOLIA                   TX    77354       MONTGOMERY
2744.   HO03XC733   7102 FM 1488 RD                                 MAGNOLIA                   TX    77354       MONTGOMERY
2745.   HO03XC742   13002 FM 830 RD                                 WILLIS                     TX    77318       MONTGOMERY
2746.   HO03XC743   FM 1736                                         HEMPSTEAD                  TX    77445       WALLER
2747.   HO03XC745   FIVE MILE CREEK &                               FLATONIA                   TX    78941       FAYETTE
                    STEINHAUSER CUT-OFF
                    PAST RR
2748.   HO03XC746   10769 BUCK RIDGE RD                             MONTGOMERY                 TX    77316       MONTGOMERY
2749.   HO03XC747   RR 7 BOX 908                                    MONTGOMERY                 TX    77316       MONTGOMERY
2750.   HO03XC748   FM 1097 AT PEARSON                              MONTGOMERY                 TX    77356       MONTGOMERY
2751.   HO03XC756   11735 BOUDREAUX RD                              TOMBALL                    TX    77375       HARRIS
2752.   HO03XC758   OLD WASHINGTON RD.                              WALLER                     TX    77484       WALLER
2753.   HO03XC760   27226 S.H. 6 SOUTH                              NAVASOTA                   TX    77868       GRIMES
2754.   HO03XC761   LAND BEHIND ADDRESS                             SPRING                     TX    77388       HARRIS
                    #4614 FM 290

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2755.   HO03XC769   10400 FM 1488 RD                                CONROE                     TX    77384       MONTGOMERY
2756.   HO03XC770   22780 FM 1486 RD                                MONTGOMERY                 TX    77316       MONTGOMERY
2757.   HO03XC813   3105 ROLLINGBROOK DR                            BAYTOWN                    TX    77521       HARRIS
2758.   HO03XC830   13303 FM 1409                                   DAYTON                     TX    77535       LIBERTY
2759.   HO03XC831   ST. RT. 2 BOX 106-J                             LIBERTY                    TX    77575       LIBERTY
2760.   HO03XC832   5601 N FM 565 RD                                BAYTOWN                    TX    77520       CHAMBERS
2761.   HO03XC934   HWY 90 EAST                                     SCHULENBURG                TX    78956       FAYETTE
2762.   HO13XC450   HWY. 59 N. LEGGETT                              LEGGETT                    TX    77350       POLK
2763.   HO13XC451   US HWY 59 N.                                    MOSCOW                     TX    75960       POLK
2764.   HO13XC452   409 S MATHEWS ST                                CORRIGAN                   TX    75939       POLK
2765.   HO13XC453   NW CORNER US HWY 59N &                          WAKEFIELD                  TX    75939       POLK
                    HWY 357
2766.   HO23XC091   2670 HORSE HAVEN LANE                           COLLEGE STATION            TX    77845       BRAZOS
                    #C
2767.   HO23XC092   1540 HARVEY MITCHELL                            COLLEGE STATION            TX    77840       BRAZOS
                    PKWY SOUTH
2768.   HO23XC260   2041 KIPLING STREET                             HOUSTON                    TX    77098       HARRIS
2769.   HO23XC265   7006 WINDFERN RD                                HOUSTON                    TX    770400000   HARRIS
2770.   HO23XC266   15551 KINGFIELD                                 HOUSTON                    TX    77084       HARRIS
2771.   HO23XC267   9335 1/2 HIGHWAY 6                              HOUSTON                    TX    77095       HARRIS
                    NORTH
2772.   HO23XC268   9220 FM 1960 RD W # A                           HOUSTON                    TX    770686208   HARRIS

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2773.   HO23XC270   3535 1/2 N. SAM                                 HOUSTON                    TX    770860000   HARRIS
                    HOUSTON PKWY. W
2774.   HO23XC272   6115 FARM ROAD 1960                             HOUSTON                    TX    77069       HARRIS
                    ROAD WEST
2775.   HO23XC279   3315 AUBURN ST & 7527                           HOUSTON                    TX    770170000   HARRIS
                    GULF FREEWAY
2776.   HO23XC282   12330 SCARSDALE BLVD #A                         HOUSTON                    TX    77089       HARRIS
2777.   HO23XC283   7003 2/3 EAST SAM                               HOUSTON                    TX    770340000   HARRIS
                    HOUSTON PKWY
2778.   HO23XC285   7289 2/3 BISSONNET                              HOUSTON                    TX    770748501   HARRIS
                    STREET
2779.   HO23XC291   6602 SCHILLER STREET                            HOUSTON                    TX    770550000   HARRIS
2780.   HO23XC292   11538 HARWIN DRIVE                              HOUSTON                    TX    77072       HARRIS
2781.   HO23XC294   11900 1/2 KATY FREEWAY                          HOUSTON                    TX    770790000   HARRIS
2782.   HO23XC298   4504 A BOYETT                                   BRYAN                      TX    77842       BRAZOS
2783.   HO23XC299   703 ANDERSON                                    COLLEGE STATION            TX    77840       BRAZOS
2784.   HO23XC545   14506 1/2 BALCREST DR.                          HOUSTON                    TX    770700000   HARRIS
2785.   HO23XC550   2816 GREEN BUSCH RD.                            KATY                       TX    774946392   FORT BEND
2786.   HO23XC552   4725 2/3 CORNISH STREET                         HOUSTON                    TX    77007       HARRIS
2787.   HO23XC553   1315 SPENCER HWY                                SOUTH HOUSTON              TX    775870000   HARRIS

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2788.   HO23XC554   4500 SPENCER HWY.                               PASADENA                   TX    775040000   HARRIS
2789.   HO23XC560   11126 MESA DRIVE                                HOUSTON                    TX    77016       HARRIS
2790.   HO23XC570   3620 DEATS ROAD                                 DICKINSON                  TX    77539       GALVESTON
2791.   HO23XC571   2936 1/2 FM 528                                 WEBSTER                    TX    77598       HARRIS
2792.   HO23XC577   129 1/2 LANE                                    OAK RIDGE NORTH            TX    77380       MONTGOMERY
2793.   HO23XC581   2300 BARKER OAKS DR.                            HOUSTON                    TX    770770000   HARRIS
2794.   HO23XC583   7824 LONG POINT                                 HOUSTON                    TX    772924133   HARRIS
2795.   HO23XC590   431 BAMMEL ROAD                                 HOUSTON                    TX    77073       HARRIS
2796.   HO23XC594   7830 WRIGHT ROAD                                HOUSTON                    TX    77040       HARRIS
2797.   HO23XC595   3929 2/3 COTSWOLD                               HOUSTON                    TX    770090000   HARRIS
2798.   HO23XC597   4401 W 18TH ST                                  HOUSTON                    TX    770928502   HARRIS
2799.   HO33XC050   18610 US 59 HIGHWAY                             PIERCE                     TX    77467       WHARTON
2800.   HO33XC063   11282 PRESIDENTIAL                              CALDWELL                   TX    77836       BURLESON
                    CORRIDOR WEST
2801.   HO33XC064   1584 COUNTY ROAD 165                            CALDWELL                   TX    77836       BURLESON
2802.   HO33XC065   1246 COUNTY ROAD 221                            CALDWELL                   TX    77836       BURLESON
2803.   HO33XC066   7634 FM 2562                                    RICHARDS                   TX    77873       GRIMES
2804.   HO33XC067   FM 2550 AND STATE HWY                           HUNTSVILLE                 TX    77340       WALKER
                    30
2805.   HO33XC068   6321 HWY 30                                     ANDERSON                   TX    77830       GRIMES
2806.   HO33XC069   4356 BIRD POND ROAD                             COLLEGE STATION            TX    77845       BRAZOS

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2807.   HO33XC070   HOKE ROAD AND STATE                             SHIRO                      TX    77876       WALKER
                    HWY 30
2808.   HO33XC071   COUNTY ROAD 2101 AND                            HARDIN                     TX    77561       LIBERTY
                    STATE HWY 146
2809.   HO33XC072   HWY 146 S AT FM 2665                            SCHWAB CITY                TX    77351       POLK
2810.   HO33XC073   NW CORNER OF CR 242 &                           RYE                        TX    77360       LIBERTY
                    FM 146 N
2811.   HO33XC074   PALMETTO DR. & STATE                            OAKHURST                   TX    77359       SAN JACINTO
                    HWY. 190
2812.   HO33XC075   1175 US 190                                     HUNTSVILLE                 TX    77340       WALKER
2813.   HO33XC076   HWY 190, 2.4 MILES SE                           POINT BLANK                TX    77364       WALKER
                    OF FM 156
2814.   HO33XC077   2720 DEER ROAD                                  BRENHAM                    TX    77833       WASHINGTON
2815.   HO33XC078   16690 HWY 105                                   WASHINGTON                 TX    77880       WASHINGTON
2816.   HO33XC080   10157 SOUTH HWY 8                               BRYAN                      TX    77807       ROBERTSON
2817.   HO33XC081   3525 COUNTY ROAD 447                            ANDERSON                   TX    77830       GRIMES
2818.   HO33XC082   HWY. 146                                        MOSS HILL                  TX    77327       LIBERTY
2819.   HO33XC083   12479 BARTKOWIAK ROAD                           BREMOND                    TX    76629       ROBERTSON
2820.   HO33XC084   11800 ABBOTT ROAD                               HEARNE                     TX    77859       ROBERTSON
2821.   HO33XC087   11353 WINSTEAD LANE                             CALVERT                    TX    77837       ROBERTSON
2822.   HO33XC088   6540 E. STATE HWY 71                            SMITHVILLE                 TX    78957       FAYETTE
2823.   HO33XC466   11035 STEWART #A                                GALVESTON                  TX    77552       GALVESTON

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2824.   HO33XC470   2002 45TH STREET                                GALVESTON                  TX    775500000   GALVESTON
2825.   HO33XC472   1200 FT N OF INT OF                             HOUSTON                    TX    770153231   HARRIS
                    WOODFOREST BLVD AND
                    BELTWAY 8
2826.   HO33XC473   7750 FM 1960 E                                  HUMBLE                     TX    77346       HARRIS
2827.   HO33XC475   1645 I-45 / 2006 W                              CONROE                     TX    773042144   MONTGOMERY
                    SEMANDS ST
2828.   HO33XC479   1737 SAWDUST ROAD #2                            SPRING                     TX    77380       MONTGOMERY
2829.   HO33XC480   19407 1-45 N                                    SPRING                     TX    773880000   HARRIS
2830.   HO33XC489   3920 STONEY BROOK DRIVE                         HOUSTON                    TX    770630000   HARRIS
2831.   HO33XC490   9333 2/3 WESTHEIMER RD                          HOUSTON                    TX    770633411   HARRIS
2832.   HO33XC493   5737 2/3 SOUTHWEST                              HOUSTON                    TX    77057       HARRIS
                    FREEWAY
2833.   HO43XC043   5710 FONDREN ROAD                               HOUSTON                    TX    770360000   HARRIS
2834.   HO43XC160   9401 TANAGER STREET                             HOUSTON                    TX    770360000   HARRIS
2835.   HO43XC162   10911 BEAMER ROAD                               HOUSTON                    TX    770890000   HARRIS
2836.   HO43XC163   3600 BLOCK OF LINK                              HOUSTON                    TX    770210000   HARRIS
                    VALLEY DR. (0 SOUTH
                    LOOP E)
2837.   HO43XC995   1419 2/3 WEST GRAY ST                           HOUSTON                    TX    770190000   HARRIS
2838.   HO54XC187   1315 2/3 BELL STREET                            HOUSTON                    TX    770020000   HARRIS
2839.   HO54XC338   7805 BLUEWATER HIGHWAY                          FREEPORT                   TX    775410000   BRAZORIA

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2840.   HO54XC339   13171 FM 1941                                   WINNIE                     TX    776650000   CHAMBERS
2841.   HO54XC341   651 HIGHWAY 87                                  GILCHRIST                  TX    776170000   GALVESTON
2842.   HO54XC361   O'BANNON ROAD                                   HUNTSVILLE                 TX    773400000   WALKER
2843.   HO54XC367   CR 129 (GIBSON RD)                              SUGAR VALLEY               TX    774800000   MATAGORDA
2844.   HO54XC368   6347 1/2 FM 524                                 SWEENEY                    TX    774800000   BRAZORIA
2845.   HO54XC371   15921 1/2 HWY 60 S.                             LANE CITY                  TX    774530000   WHARTON
2846.   HO54XC372   8527 S. SH 60 HWY                               WHARTON                    TX    774880000   WHARTON
2847.   HO54XC373   10400 HWY 60 S.                                 BAY CITY                   TX    774140000   MATAGORDA
2848.   HO54XC374   19211 HWY 60                                    BAY CITY                   TX    774140000   MATAGORDA
2849.   HO54XC375   27410 COUNTY ROAD 19                            DAMON                      TX    774300000   BRAZORIA
2850.   HO54XC376   13227 1/2 VILLA ROAD                            GUY                        TX    774440000   FORT BEND
2851.   HO54XC377   10506 HWY 36                                    NEEDRILLE                  TX    774610000   FORT BEND
2852.   HO54XC379   757 N GRANVILLE ST                              BELLVILLE                  TX    774189671   AUSTIN
2853.   HO54XC389   139 NORTH HILL ST.                              BUFFALO                    TX    758310000   LEON
2854.   HO54XC397   HIGHWAY 190                                     LIVINGSTON                 TX    773510000   POLK
2855.   HO54XC663   2851 STATE HWY 75                               CENTERVILLE                TX    758330000   LEON
2856.   HO54XC664   7417 COUNTY RD 416                              LEONA                      TX    778460000   LEON
2857.   HO54XC665   6127 HWY 75 N                                   MADISONVILLE               TX    778644418   MADISON
2858.   HO54XC666   HWY 75 NORTH NEARE                              HUNTSVILLE                 TX    756700000   WALKER
                    FM2989
2859.   HO54XC667   130 RICE LN                                     HUNTSVILLE                 TX    773201070   WALKER
2860.   HO54XC668   136-A RENFRO VALLEY                             HUNTSVILLE                 TX    773420000   WALKER
                    DRIVE
2861.   HO54XC669   806 CLINE STREET                                HUNTSVILLE                 TX    773400000   WALKER

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2862.   HO54XC670   1882 US HWY 190 W                               LIVINGSTON                 TX    773519604   POLK
2863.   HO54XC671   15581 N HWY 75                                  WILLIS                     TX    773783453   MONTGOMERY
2864.   HO54XC672   4200 I-45 NORTH                                 CONROE                     TX    773030000   MONTGOMERY
2865.   HO54XC673   3051 NORTH LOOP 336                             CONROE                     TX    773043626   MONTGOMERY
                    WEST
2866.   HO54XC674   2965 E. DAVIS ST.                               CONROE                     TX    773010000   MONTGOMERY
2867.   HO54XC676   15 JOHN COOPER DRIVE                            THE WOODLANDS              TX    773810000   MONTGOMERY
2868.   HO54XC680   21883 EAST HAMMOND                              PORTER                     TX    773650000   MONTGOMERY
                    DRIVE
2869.   HO54XC682   28603 MISTY OAKS DRIVE                          HUFFMAN                    TX    773360000   HARRIS
                    #1
2870.   HO54XC686   11406 LOUETTA ROAD                              HOUSTON                    TX    770700000   HARRIS
2871.   HO54XC687   17223 LILLIAN LN.                               TOMBALL                    TX    773750000   HARRIS
2872.   HO54XC689   14045 TELGE ROAD                                CYPRESS                    TX    774290000   HARRIS
2873.   HO54XC690   26202 HWY 290                                   CYPRESS                    TX    774290000   HARRIS
2874.   HO54XC692   4303 SH-6 NORTH                                 HOUSTON                    TX    770840000   HARRIS
2875.   HO54XC693   3802 BARKER CYPRESS                             HOUSTON                    TX    770843931   HARRIS
                    ROAD
2876.   HO54XC694   608 WEST BOUGH LANE                             HOUSTON                    TX    770240000   HARRIS
2877.   HO54XC695   15230 FOREST TRAILS                             HOUSTON                    TX    770950000   HARRIS
                    DRIVE
2878.   HO54XC697   129 HARLEM ROAD                                 RICHMOND                   TX    774690000   FORT BEND
2879.   HO54XC698   922 SARTARTIA RD                                SUGAR LAND                 TX    774799602   FORT BEND
2880.   HO54XC699   727 MACEK ROAD                                  RICHMOND                   TX    774690000   FORT BEND

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2881.   HO54XC783   9403 BAY AREA BLVD.                             PASADENA                   TX    775071869   HARRIS
2882.   HO54XC789   525 E NASA RD. ONE                              WEBSTER                    TX    775980000   HARRIS
2883.   HO54XC790   1118 1/2 W CEDAR BAYOU                          BAYTOWN                    TX    77521       HARRIS
                    LYNCHBURGER RD
2884.   HO54XC791   208 E. DUMBLE STREET                            ALVIN                      TX    775110000   BRAZORIA
2885.   HO54XC797   3819 ROSALIE AVE                                HOUSTON                    TX    770040000   HARRIS
2886.   HO54XC798   8601 ROCK PRAIRIE ROAD                          COLLEGE STATION            TX    778450000   BRAZOS
2887.   HO54XC799   3601 BARRON CUT-OFF RD                          COLLEGE STATION            TX    778452154   BRAZOS
2888.   HO57XC850   319A COLLEGE AVE                                COLLEGE STATION            TX    778400000   BRAZOS
2889.   HO57XC851   207 DOMINIK DRIVE                               COLLEGE STATION            TX    778400000   BRAZOS
2890.   HO57XC855   1146 KATY FORT BEND                             KATY                       TX    774940000   HARRIS
                    ROAD
2891.   HO57XC856   12360 2/3 SANDPIPER RD                          HOUSTON                    TX    770350000   HARRIS
2892.   HO57XC861   8613A FM 1960 BYPASS                            HUMBLE                     TX    773380000   HARRIS
2893.   HO57XC869   1659A FOXLAKE                                   KATY                       TX    770840000   HARRIS
2894.   HO58XC190   8715A HUFSMITH                                  TOMBALL                    TX    773750000   HARRIS
                    KUYKENDAHL ROAD
2895.   HO58XC362   330- E NORTH DIXIE                              CLUTE                      TX    775310000   BRAZORIA
2896.   IN03XC003   286 N BELMONT AVE                               INDIANAPOLIS               IN    46222       MARION

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2897.   IN03XC004   2648 BRILL ST                                   INDIANAPOLIS               IN    46225       MARION
2898.   IN03XC005   2494 EAST 29TH STREET                           INDIANAPOLIS               IN    46218       MARION
2899.   IN03XC006   2603 E 56TH ST                                  INDIANAPOLIS               IN    46220       MARION
2900.   IN03XC007   6180 E 46TH ST                                  INDIANAPOLIS               IN    46226       MARION
2901.   IN03XC008   4915 E 23RD ST                                  INDIANAPOLIS               IN    46218       MARION
2902.   IN03XC009   1095 S EMERSON AVE                              INDIANAPOLIS               IN    46203       MARION
2903.   IN03XC010   4404 BLUFF RD                                   INDIANAPOLIS               IN    46217       MARION
2904.   IN03XC011   1349 S MORELAND AVE                             INDIANAPOLIS               IN    46241       MARION
2905.   IN03XC012   3710 COLD SPRING RD                             INDIANAPOLIS               IN    46222       MARION
2906.   IN03XC013   675 N. LYNNHURST                                INDIANAPOLIS               IN    462246807   MARION
2907.   IN03XC014   2350 N. LYNHURST DRIVE                          SPEEDWAY                   IN    46224       MARION
2908.   IN03XC015   2148 W 60TH ST                                  INDIANAPOLIS               IN    46228       MARION
2909.   IN03XC016   7699 GEORGETOWN RD                              INDIANAPOLIS               IN    46268       MARION
2910.   IN03XC018   4025 CASHARD AVENUE                             FRANKLIN                   IN    46203       MARION
2911.   IN03XC019   355 FRY RD                                      GREENWOOD                  IN    461424137   JOHNSON
2912.   IN03XC021   5444 BARKER LN # A                              INDIANAPOLIS               IN    46236       MARION
2913.   IN03XC022   7101 FALL CREEK ROAD                            INDIANAPOLIS               IN    46226       MARION
2914.   IN03XC023   9221 BURK ROAD                                  INDIANAPOLIS               IN    46229       MARION
2915.   IN03XC025   7199 N SHADELAND AVE                            INDIANAPOLIS               IN    462500000   MARION
2916.   IN03XC026   4930 EMCO DR                                    INDIANAPOLIS               IN    46220       MARION

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2917.   IN03XC029   8561 N 700 W                                    MC CORDSVILLE              IN    46055       HANCOCK
2918.   IN03XC031   1834 EXPO LN                                    INDIANAPOLIS               IN    46214       MARION
2919.   IN03XC033   9733 FALL CREEK ROAD                            INDIANAPOLIS               IN    462560000   MARION
2920.   IN03XC035   9105 E THOMPSON RD                              INDIANAPOLIS               IN    46239       MARION
2921.   IN03XC037   5115 NORTH 1000 E                               BROWNSBURG                 IN    46112       HENDRICKS
2922.   IN03XC038   2798 NATIONAL AVE                               INDIANAPOLIS               IN    46227       MARION
2923.   IN03XC039   7422 SHELBY ST                                  INDIANAPOLIS               IN    46227       MARION
2924.   IN03XC041   7417 S FORD RD                                  ZIONSVILLE                 IN    46077       BOONE
2925.   IN03XC042   6721 GRAY RD                                    INDIANAPOLIS               IN    46237       MARION
2926.   IN03XC045   106 S RURAL ST                                  INDIANAPOLIS               IN    46201       MARION
2927.   IN03XC046   6913 EAST WASHINGTON                            INDIANAPOLIS               IN    462196733   MARION
2928.   IN03XC047   MITTHOEFFER ROAD AND                            WARREN TOWNSHIP            IN    46236       MARION
                    EAST 21ST STREET
2929.   IN03XC048   6901 E 34TH ST                                  INDIANAPOLIS               IN    46229       MARION
2930.   IN03XC049   6081 GUION RD                                   INDIANAPOLIS               IN    46254       MARION
2931.   IN03XC050   1547 VAN BUREN ST                               INDIANAPOLIS               IN    46203       MARION
2932.   IN03XC052   1711 NORTH LUETT AVENUE                         INDIANAPOLIS               IN    462222549   MARION
2933.   IN03XC054   8399 MASTERS RD                                 INDIANAPOLIS               IN    46250       MARION
2934.   IN03XC056   5694 W MINNESOTA ST                             INDIANAPOLIS               IN    46241       MARION
2935.   IN03XC058   6502 SOUTHEASTERN AVE                           INDIANAPOLIS               IN    46203       MARION
2936.   IN03XC059   3434 EGBERT RD                                  MARTINSVILLE               IN    46151       MORGAN
2937.   IN03XC060   3204 RAND RD                                    INDIANAPOLIS               IN    46241       MARION

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2938.   IN03XC061   2100 EAST 71ST STREET                           INDIANAPOLIS               IN    462200000   MARION
2939.   IN03XC064   8242 ALLISONVILLE RD                            INDIANAPOLIS               IN    46250       MARION
2940.   IN03XC103   96TH STREET & RIVER RAD                         INDIANAPOLIS               IN    462400000   MARION
2941.   IN03XC107   5459 E 131ST ST                                 CLAY                       IN    46033       HAMILTON
2942.   IN03XC108   8612 E 106TH ST                                 FISHERS                    IN    46038       HAMILTON
2943.   IN03XC110   14650 RIVER AVE                                 NOBLESVILLE                IN    46060       HAMILTON
2944.   IN03XC111   22921 U.S. 31                                   CICERO                     IN    46034       HAMILTON
2945.   IN03XC113   3439 W 96TH ST                                  INDIANAPOLIS               IN    46268       MARION
2946.   IN03XC114   14010 OLIO RD                                   NOBLESVILLE                IN    46060       HAMILTON
2947.   IN03XC115   601 S 9TH ST                                    NOBLESVILLE                IN    46060       HAMILTON
2948.   IN03XC117   2550 E 171ST ST                                 WESTFIELD                  IN    46074       HAMILTON
2949.   IN03XC201   BUCK CREEK TWP                                  INDIANAPOLIS               IN    46250       HANCOCK
2950.   IN03XC203   2779 N 500 E                                    GREENFIELD                 IN    461400000   HANCOCK
2951.   IN03XC207   108 S HARRISON ST                               GREENFIELD                 IN    461400000   HANCOCK
2952.   IN03XC401   992 N BLUFF RD                                  GREENWOOD                  IN    46142       JOHNSON
2953.   IN03XC405   5472 NORTH CR 300 EAST                          WHITELAND                  IN    46143       JOHNSON
2954.   IN03XC406   2848 OLD STATE ROAD 37                          GREENWOOD                  IN    46143       JOHNSON
2955.   IN03XC409   1759 E MAIN ST                                  GREENWOOD                  IN    46143       JOHNSON
2956.   IN03XC504   491 SOUTH DAN JONES RD.                         AVON                       IN    46168       HENDRICKS
2957.   IN03XC505   1845 SR 44                                      MARTINSVILLE               IN    46151       MORGAN
2958.   IN03XC506   980 E MAIN ST                                   DANVILLE                   IN    46122       HENDRICKS
2959.   IN03XC507   5622 PERRY RD                                   MARTINSVILLE               IN    46151       MORGAN
2960.   IN03XC601   6451 S COUNTY ROAD 875 E                        INDIANAPOLIS               IN    462310000   HENDRICKS

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2961.   IN03XC602   6870 N COUNTY ROAD 475 E                        PITTSBORO                  IN    461670000   HENDRICKS
2962.   IN03XC603   8495 S STATE ROAD 39                            CLAYTON                    IN    46118       HENDRICKS
2963.   IN03XC701   605 EAST ELM STREET                             LEBANON                    IN    46052       BOONE
2964.   IN03XC707   5872 E. CR 750 SOUTH                            BROWNSBURG                 IN    46112       HENDRICKS
2965.   IN03XC802   5817 S 625 W                                    PENDLETON                  IN    460640000   MADISON
2966.   IN03XC803   3110 E. 41ST STREET                             ANDERSON                   IN    460130000   MADISON
2967.   IN03XC804   7700 S. TENNESSEE STREET                        SALEM                      IN    47334       DELAWARE
2968.   IN03XC805   314 W 375 N                                     ANDERSON                   IN    46012       MADISON
2969.   IN03XC807   920 N. CR 900 WEST                              DALEVILLE                  IN    47334       DELAWARE
2970.   IN03XC808   3660 S MADISON ST                               MUNCIE                     IN    47302       DELAWARE
2971.   IN03XC809   4306 E. CR 350 NORTH                            MUNCIE                     IN    47303       DELAWARE
2972.   IN03XC810   1911 S PERDIEU RD                               MUNCIE                     IN    47302       DELAWARE
2973.   IN13XC069   200 W. MAIN ST                                  BROWNSBURG                 IN    46112       HENDRICKS
2974.   IN13XC073   8420 S. EMERSON AVE.                            INDIANAPOLIS               IN    462370000   MARION
2975.   IN13XC075   8418 ZIONSVILLE RD                              INDIANPOLIS                IN    462680000   MARION
2976.   IN13XC080   5435 EMERSON WAY                                INDIANAPOLIS               IN    462260000   MARION
2977.   IN13XC140   8404 DITCH ROAD                                 INDIANAPOLIS               IN    462400000   MARION
2978.   IN13XC143   10550 126TH STREET                              FISHERS                    IN    460380000   HAMILTON
2979.   IN13XC145   936 N. STATE ROAD 135                           GREENWOOD                  IN    461420000   JOHNSON

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

2980.   IN13XC148   4101 W. THOMPSON ROAD                           INDIANAPOLIS               IN    462210000   MARION
2981.   IN13XC155   10671 E 10TH STREET                             INDIANAPOLIS               IN    462290000   MARION
2982.   IN13XC156   2201 S. GERMAN CHURCH                           INDIANAPOLIS               IN    462290000   MARION
                    ROAD
2983.   IN13XC157   940 E MICHIGAN                                  INDIANAPOLIS               IN    462020000   MARION
2984.   IN13XC162   3755 E 82ND ST                                  INDIANAPOLIS               IN    461400000   MARION
2985.   IN13XC164   1460 U.S. 31 SOUTH                              GREENWOOD                  IN    461430000   JOHNSON
2986.   IN13XC167   7700  RECORDS ST.                               LAWRENCE                   IN    462263961   MARION
2987.   IN13XC209   1770 KENTUCKY AVE.                              INDIANAPOLIS               IN    462210000   MARION
2988.   IN23XC077   415 E 31ST STREET                               ANDERSON                   IN    460160000   MADISON
2989.   IN23XC083   5519 WEST 38TH STREET                           INDIANAPOLIS               IN    462080000   WAYNE
2990.   IN33XC001   CR 300 WEST                                     JAMESTOWN                  IN    464179312   HENDRICKS
2991.   IN33XC002   2944 W 700 N                                    THORNTOWN                  IN    46071       BOONE
2992.   IN33XC003   CR 575 EAST                                     CLOVERDALE                 IN    461200000   PUTNAM
2993.   IN33XC004   NW CORNER OF CR 900 W                           STILESVILLE                IN    461800000   MORGAN
                    & CR 1050 NORTH
2994.   IN33XC006   349 E. WALNUT ST.                               MARTINSVILLE               IN    461510000   MORGAN
2995.   IN33XC007   12515 N 125 W                                   ALEXANDRIA                 IN    460010000   MADISON
2996.   IN33XC012   ROUTE 1 (DEL-BECCA RD.)                         CRAWFORDSVILLE             IN    479330000   MONTGOMERY
2997.   IN33XC013   317 SOUTH 18TH STREET                           ELWOOD                     IN    46036       TIPTON
2998.   IN33XC014   12880 W. CR 800N                                GASTON                     IN    473420000   DELAWARE
2999.   IN33XC015   2560 NORTH 100 WEST                             CENTER TOWNSHIP            IN    461400000   HANCOCK

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3000.   IN33XC016   1801 SMITH AVENUE                               CRAWFORDSVILLE             IN    479330000   MONTGOMERY
3001.   IN33XC018   1001 COLLEGE STREET                             CRAWFORDSVILLE             IN    479330000   MONTGOMERY
3002.   IN33XC036   4816 W CR 300 SOUTH                             FRANKFORT                  IN    460410000   CLINTON
3003.   IN33XC038   609 WEST CR 850 NORTH                           WEST LAFAYETTE             IN    479060000   TIPPECANOE
3004.   IN33XC040   8978 WEST CR 600 S                              WOLCOTT                    IN    479950000   WHITE
3005.   IN33XC058   6875 1/2 NEWCASTLE ROAD                         LAFAYETTE                  IN    479050000   TIPPECANOE
3006.   IN54XC301   500 HAMMAN DRIVE                                LAFAYETTE                  IN    479050000   TIPPECANOE
3007.   IN54XC314   2401 E. VALLEY DRIVE                            INDIANAPOLIS               IN    462180000   MARION
3008.   IN54XC315   1107 N. CAMPBELL                                INDIANAPOLIS               IN    462010000   MARION
3009.   IN54XC316   4836 EAST MAIN STREET                           AVON                       IN    461230000   HENDRICKS
3010.   IN54XC319   451 ARBOR                                       INDIANAPOLIS               IN    462210000   MARION
3011.   IN54XC320   8009 W. WASHINGTON                              INDIANAPOLIS               IN    462310000   MARION
3012.   IN54XC322   3158 S HARDING STREET                           INDIANAPOLIS               IN    462170000   MARION
3013.   IN54XC324   6341 S. MANN RD                                 INDIANAPOLIS               IN    462210000   MARION
3014.   IN54XC325   6701 S. HARDING ST.                             INDIANAPOLIS               IN    462470000   MARION
3015.   IN54XC328   8300 E. RAYMOND STREET                          INDIANAPOLIS               IN    462310000   MARION
3016.   IN54XC330   4724 CARTERSBERG ROAD                           CARTERSBERG                IN    461680000   HENDRICKS
3017.   IN54XC331   SE CORNER OF SR37 AND                           ELWOOD                     IN    460360000   MADISON
                    CR 600 N

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3018.   IN54XC336   2145 WABASH AVE.                                LAFAYETTE                  IN    479050000   TIPPECANOE
3019.   IN54XC343   10201 WHEELING AVENUE                           HAMILTON                   IN    473030000   DELAWARE
3020.   IN54XC900   3508 W. US HWY 24                               RENOLDS                    IN    479808111   WHITE
3021.   IN54XC902   10859 E 50 N                                    IDAVILLE                   IN    479500000   WHITE
3022.   IN54XC912   8650 NORTH OLD US 231                           LINDEN                     IN    479550000   MONTGOMERY
3023.   IN54XC919   100 NORTH COUNTY ROAD                           DANVILLE                   IN    461220000   HENDRICKS
                    & 525 WEST
3024.   IN54XC921   1392 W. COUNTY ROAD                             GREENCASTLE                IN    461350000   PUTNAM
                    200 N.
3025.   JA03XC021   4110 S NOVA RD                                  PORT ORANGE                FL    32127       VOLUSIA
3026.   JA03XC026   3845 E NEW YORK AVE                             DELAND                     FL    32724       VOLUSIA
3027.   JA03XC036   2680 NE 196TH TERRACE                           STARKE                     FL    32091       BRADFORD
3028.   JA03XC037   3595 SPRAYFIELD                                 STARKE                     FL    32091       BRADFORD
3029.   JA03XC060   325 CLARK RD                                    JACKSONVILLE               FL    32218       DUVAL
3030.   JA03XC062   1965 STATE ROAD 13 # 1                          JACKSONVILLE               FL    32259       ST. JOHNS
3031.   JA03XC067   3348 RUSSELL RD # 1                             GREEN COVE SPRINGS         FL    32043       CLAY
3032.   JA03XC093   8285 WESTERN WAY CIR                            JACKSONVILLE               FL    32256       DUVAL
3033.   JA03XC105   396 CHESWICK OAK AVE # 1                        ORANGE PARK                FL    32073       CLAY
3034.   JA03XC119   15325 LEM TURNER RD                             JACKSONVILLE               FL    32218       DUVAL
3035.   JA03XC128   11080 HECKSCHER DR                              JACKSONVILLE               FL    32226       DUVAL

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3036.   JA03XC132   9670 US HIGHWAY 1 S                             ST. AUGUSTINE              FL    32086       ST. JOHNS
3037.   JA03XC157   229 TRAM RD                                     TALLAHASSEE                FL    32311       LEON
3038.   JA03XC170   9400 APALACHEE PKWY                             TALLAHASSEE                FL    32311       LEON
3039.   JA03XC178   10763 WADESBORO RD                              TALLAHASSEE                FL    32311       LEON
3040.   JA03XC179   S OF HGY 261 AND RT 319                         TALLAHASSEE                FL    32311       LEON
3041.   JA23XC114   803 ST. JOHNS BLUFF ROAD                        JACKSONVILLE               FL    322250000   DUVAL
3042.   JA27XC003   6801-A Roosevelt Blvd,                          Jacksonville               FL    32205       Duval
3043.   JA27XC004   1955 N.W. 2ND STREET                            GAINESVILLE                FL    326090000   ALACHUA
3044.   JA27XC018   2000 BELVILLE ROAD                              DAYTONA BEACH              FL    321140000   VOLUSIA
3045.   JA27XC027   1065 N.W. CAPITAL CIRCLE                        TALLAHASSEE                FL    323040000   LEON
3046.   JA33XC010   4950 N.E. 185TH AVENUE                          WILLISTON                  FL    326960000   LEVY
3047.   JA33XC013   22817-1 93RD STREET                             O'BRIEN                    FL    320710000   SUWANNEE
3048.   JA33XC016   7880 S. E. 113TH                                JASPER                     FL    320520000   HAMILTON
                    BOULEVARD
3049.   JA33XC028   3400 FOLEY ROAD                                 PERRY                      FL    323470000   TAYLOR
3050.   JA33XC035   7725 RANCHETTE ROAD                             KEYSTONE HEIGHTS           FL    32656       CLAY
3051.   JA33XC038   J. HARRINGTON ROAD                              LAKE CITY                  FL    320550000   COLUMBIA
                    SOUTH OF CR250

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3052.   JA33XC046   SOUTH EAST CORNER OF                            BELMORE                    FL    320500000   CLAY
                    SR21 & CR315
3053.   JA33XC053   660 HATAWAY AVE. N.W                            BRONSON                    FL    326210000   LEVY
3054.   JA33XC055   2191 NW 87 PLACE                                BELL                       FL    32619       GILCHRIST
3055.   JA54XC008   EDDIE BLAKE ROAD                                QUINCY                     FL    323510000   GADSDEN
3056.   JA54XC014   1506 OLD WOODVILLE ROAD                         WAKULLA                    FL    323260000   WAKULLA
3057.   JA54XC016   1034 KITRELL ROAD                               QUINCY                     FL    323510000   GADSDEN
3058.   JA54XC024   9610 OCEANSHORE BLVD.                           MARINELAND                 FL    320800000   FLAGLER
3059.   JA54XC032   HIGHWAY 100/CR 305                              BUNNELL                    FL    321100000   FLAGLER
3060.   JA54XC033   9610 843 HIGHWAY 100                            SAN MATEO                  FL    321870000   PUTNAM
                    EAST
3061.   JA54XC044   ROUTE 2 BOX 230                                 MADISON                    FL    323400000   MADISON
3062.   JA54XC045   913 N.E.-EVERGREEN AVE                          PINETTA                    FL    323500000   MADISON
3063.   KC03XC007   8125 NW BAUGHMAN RD.                            KANSAS CITY                MO    64118       JACKSON
3064.   KC03XC013   1850 SE HAMBLEN RD                              LEES SUMMIT                MO    64082       JACKSON
3065.   KC03XC016   7099 W 75TH ST                                  OVERLAND PARK              KS    66204       JOHNSON
3066.   KC03XC022   300 WEST 31ST STREET                            INDEPENDENCE               MO    64055       JACKSON
3067.   KC03XC031   6330 E. 63RD ST.                                KANSAS CITY                MO    64133       JACKSON
3068.   KC03XC039   10619 RENE ST                                   LENEXA                     KS    66215       JOHNSON

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3069.   KC03XC044   550 NORTH 86TH STREET                           KANSAS CITY                KS    66112       WYANDOTTE
3070.   KC03XC058   721 S PACKARD ST                                KANSAS CITY                KS    66105       WYANDOTTE
3071.   KC03XC066   2330 SHAWNEE MISSION                            MISSION WOODS              KS    66205       JOHNSON
                    PKWY
3072.   KC03XC073   1040 OCL PKWY                                   EUDORA                     KS    66025       DOUGLAS
3073.   KC03XC085   2820 ROE LN                                     KANSAS CITY                KS    66103       WYANDOTTE
3074.   KC03XC086   40 S 134TH ST                                   BONNER SPRINGS             KS    66012       WYANDOTTE
3075.   KC03XC087   1120 TRACY ST                                   EXCELSIOR SPRINGS          MO    64024       CLAY
3076.   KC03XC089   2701 MANCHESTER TRFWY.                          KANSAS CITY                MO    64129       JACKSON
3077.   KC03XC091   201 E 6TH ST                                    RANDOLPH                   MO    64161       CLAY
3078.   KC03XC092   7355 WEST 162ND TERRACE                         OVERLAND PARK              KS    66223       JOHNSON
3079.   KC03XC093   6417 STATE AVE                                  KANSAS CITY                KS    66102       WYANDOTTE
3080.   KC03XC095   5911 EAST 83RD ST.                              KANSAS CITY                MO    64138       JACKSON
3081.   KC03XC097   14348 BLUE PKWY                                 KANSAS CITY                MO    64139       JACKSON
3082.   KC03XC098   10305 NELSON LANE                               KANSAS CITY                KS    66109       WYANDOTTE
3083.   KC03XC106   11308 BLUE RIDGE BLVD                           KANSAS CITY                MO    64134       JACKSON
3084.   KC03XC110   I-29 & FRONTIER STREET                          GLADSTONE                  MO    64151       PLATTE
3085.   KC03XC124   11701 EAST 350 HWY.                             RAYTOWN                    MO    64138       JACKSON
3086.   KC03XC125   4500 SELSA ROAD                                 INDEPENDENCE               MO    64024       JACKSON
3087.   KC03XC129   870 N JAN MAR CT                                OLATHE                     KS    66061       JOHNSON
3088.   KC03XC133   15010 W 135TH ST                                OLATHE                     KS    66062       JOHNSON

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3089.   KC03XC143   3965 JOYCE DR                                   KANSAS CITY                KS    66104       WYANDOTTE
3090.   KC03XC144   9205 NORTH BROOKLAND                            KANSAS CITY                MO    64155       CLAY
                    AVENUE
3091.   KC03XC163   2907 N 18TH ST                                  KANSAS CITY                KS    66104       WYANDOTTE
3092.   KC03XC166   10215 GLEASON ROAD                              LENEXA                     KS    66266       JOHNSON
3093.   KC03XC176   3812 E 27TH ST                                  KANSAS CITY                MO    64127       JACKSON
3094.   KC03XC177   3850 FAIRBANKS AVE                              KANSAS CITY                KS    66106       WYANDOTTE
3095.   KC03XC180   2503 JUNCTION RD                                KANSAS CITY                KS    66106       WYANDOTTE
3096.   KC03XC181   5950 ROE AVE                                    MISSION                    KS    66205       JOHNSON
3097.   KC03XC183   9001 ROE AVE                                    PRAIRIE VILLAGE            KS    66207       JOHNSON
3098.   KC03XC184   9251 STATE LINE RD                              KANSAS CITY                MO    64114       JACKSON
3099.   KC03XC185   13401 MELROSE                                   OVERLAND PARK              KS    66221       JOHNSON
3100.   KC03XC186   7933 PASEO BLVD                                 KANSAS CITY                MO    64131       JACKSON
3101.   KC03XC187   210 W 74TH TER                                  KANSAS CITY                MO    64114       JACKSON
3102.   KC03XC190   13401 NALL                                      LEAWOOD                    KS    66224       JOHNSON
3103.   KC03XC192   5901 E 155TH ST                                 BELTON                     MO    64012       CASS
3104.   KC03XC195   16401 S HOLMES RD                               BELTON                     MO    64012       CASS
3105.   KC03XC196   12411 WORNALL RD                                KANSAS CITY                MO    64145       JACKSON
3106.   KC03XC197   4001 DOCTOR GREAVES RD                          GRANDVIEW                  MO    64030       JACKSON
3107.   KC03XC200   8500 E BANNISTER RD                             KANSAS CITY                MO    64134       JACKSON
3108.   KC03XC201   15101 HORRIDGE ROAD                             KANSAS CITY                MO    64149       JACKSON

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3109.   KC03XC202   207 SE DOUGLAS                                  LEE'S SUMMIT               MO    640630000   JACKSON
3110.   KC03XC203   208 N LA FRENZ RD                               LIBERTY                    MO    64068       CLAY
3111.   KC03XC206   13228 NE 112TH ST                               LIBERTY                    MO    64068       CLAY
3112.   KC03XC208   5750 NW PRAIRIE VIEW RD                         KANSAS CITY                MO    64151       PLATTE
3113.   KC03XC209   6200 NW KELLY DR                                PARKVILLE                  MO    64152       PLATTE
3114.   KC03XC212   2130 S 74TH ST                                  KANSAS CITY                KS    66106       WYANDOTTE
3115.   KC03XC213   12902 SHAWNEE MISSION                           SHAWNEE                    KS    66216       JOHNSON
                    PKWY
3116.   KC03XC218   4300 K-7 HWY.                                   SHAWNEE                    KS    66218       JOHNSON
3117.   KC03XC219   9100 RENNER ROAD                                LENEXA                     KS    66219       JOHNSON
3118.   KC03XC220   409 MISSION PARKWAY                             GARDNER                    KS    66031       JOHNSON
3119.   KC03XC223   I-29 AND HH HIGHWAY                             PLATTE CITY                MO    64079       PLATTE
3120.   KC03XC226   1026 S POWELL RD                                INDEPENDENCE               MO    64056       JACKSON
3121.   KC03XC227   26302 EAST COWHERD ROAD                         BLUE SPRINGS               MO    64014       JACKSON
3122.   KC03XC231   16200 E US HIGHWAY 40                           KANSAS CITY                MO    64136       JACKSON
3123.   KC03XC234   14750 W 119TH ST                                OLATHE                     KS    66062       JOHNSON
3124.   KC03XC236   1036 W IRONWOOD DR                              OLATHE                     KS    66061       JOHNSON
3125.   KC03XC242   9930 E 137TH ST                                 KANSAS CITY                MO    64149       JACKSON
3126.   KC03XC243   7521 SE SHOSHONE DR                             HOLT                       MO    64048       CLAY
3127.   KC03XC250   2100 NORTH TWYMAN                               BUCKNER                    MO    64058       JACKSON

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3128.   KC03XC251   2125 M-7 HIGHWAY                                INDEPENDENCE               MO    64057       JACKSON
3129.   KC03XC252   COUNTY RD 454                                   BATES CITY                 MO    64011       LAFAYETTE
3130.   KC03XC254   19606 SOUTH STATE HWY 291                       PLEASANT HILL              MO    64080       CASS
3131.   KC03XC255   16670 W 191ST ST                                SPRING HILL                KS    66083       JOHNSON
3132.   KC03XC267   35425 W. 103RD ST.                              DESOTO                     KS    66018       JOHNSON
3133.   KC03XC270   9801 BUNKER RIDGE ROAD                          KANSAS CITY                MO    64137       JACKSON
3134.   KC13XC014   5110 NORTH OAK                                  KANSAS CITY                MO    64118       JACKSON
                    TRAFFICWAY
3135.   KC13XC174   3511 SW SKYLINE PARKWAY                         TOPEKA                     KS    666140000   SHAWNEE
3136.   KC13XC262   R.R. 2, BOX 81B                                 ODESSA                     MO    640760000   LAFAYETTE
3137.   KC13XC263   6271 HWY T                                      CONCORDIA                  MO    64020       LAFAYETTE
3138.   KC13XC264   5921 FAIRLAWN                                   TOPEKA                     KS    66619       SHAWNEE
3139.   KC13XC271   RR 3 BOX 6                                      CONCORDIA                  MO    64020       LAFAYETTE
3140.   KC13XC272   RURAL ROUTE                                     SWEET SPRINGS              MO    65351       SALINE
3141.   KC13XC273   17444 Z HIGHWAY                                 NELSON                     MO    65347       COOPER
3142.   KC13XC274   16900 DUNKLES                                   BOONEVILLE                 MO    65233       COOPER
3143.   KC13XC275   24210 179 HIGHWAY                               BOONEVILLE                 MO    65233       COOPER
3144.   KC13XC287   20825 STATE ROUTE 371                           PLATTE CITY                MO    64079       PLATTE
                    HIGHWAY
3145.   KC13XC288   306 TENNIS COURT                                KANSAS CITY                MO    64116       JACKSON
3146.   KC13XC289   1523 N. MONROE                                  KANSAS CITY                MO    641200000   JACKSON

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3147.   KC13XC290   11921 125TH ST                                  OVERLAND PARK              KS    662130000   JOHNSON
3148.   KC13XC296   1749 S.E. LANGSTARD ROAD                        LEES SUMMIT                MO    640630000   JACKSON
3149.   KC13XC297   5608 142ND STREET                               GRANDVIEW                  MO    640300000   JACKSON
3150.   KC13XC298   1 CHEVY DUTY DRIVE                              RIVERSIDE                  MO    641500000   PLATTE
3151.   KC13XC301   23001 139TH STREET                              KANSAS CITY                KS    66109       LEAVENWORTH
3152.   KC13XC313   700 EAST 187TH STREET                           BELTON                     MO    64102       CASS
3153.   KC13XC314   69 HWY & 151ST ST.                              OVERLAND PARK              KS    662230000   JOHNSON
3154.   KC13XC321   200 RUTH EWING ROAD                             LIBERTY                    MO    64068       CLAY
3155.   KC13XC322   2600 NW 108TH ST                                KANSAS CITY                MO    641540000   PLATTE
3156.   KC13XC323   5413 PROSPECT                                   KANSAS CITY                MO    641300000   JACKSON
3157.   KC13XC324   5234 MERRIAM DRIVE                              MERRIAM                    KS    662030000   JOHNSON
3158.   KC13XC325   3503 WEST 21ST STREET                           TOPEKA                     KS    66607       SHAWNEE
3159.   KC13XC333   12200 LAMAR AVE                                 OVERLAND PARK              KS    66223       JOHNSON
3160.   KC13XC343   1210 COLBURN ROAD                               LEES SUMMIT                MO    64081       JACKSON
3161.   KC13XC350   10211 NALL AVENUE                               OVERLAND PARK              KS    662073148   JOHNSON
3162.   KC13XC352   1105 S. RIDGEVIEW                               OLATHE                     KS    66062       JOHNSON
3163.   KC13XC361   18865 GARDNER ROAD                              GARDNER                    KS    66030       JOHNSON
3164.   KC13XC371   30 CENTRAL AVENUE                               KANSAS CITY                KS    661180000   WYANDOTTE
3165.   KC13XC380   27101 SOUTH BILL SCHOOL                         HARRISONVILLE              MO    64701       CASS
                    ROAD

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3166.   KC13XC381   108 PAWNEE DRIVE                                ADRIAN                     MO    64720       BATES
3167.   KC13XC382   ROUTE 3, BOX 490                                BUTLER                     MO    64730       BATES
3168.   KC13XC383   ROUTE 3, BOX 12                                 RICH HILL                  MO    64779       BATES
3169.   KC13XC384   BOX 1C, WEST OUTER ROAD                         HORTON                     MO    64751       VERNON
3170.   KC13XC385   CORNER OF 800 NORTH &                           NEVADA                     MO    74662       VERNON
                    WEST OUTER ROAD
3171.   KC13XC386   ROUTE 3, BOX 181Z                               NEVADA                     MO    64772       VERNON
3172.   KC13XC387   56 NORTHWEST 100TH ROAD                         SHELDON                    MO    64784       VERNON
3173.   KC13XC388   28101 SOUTH STATE                               HARRISONVILLE              MO    64701       CASS
                    ROUTE TT
3174.   KC13XC389   1492 NW 800 ROAD                                URICH                      MO    64788       HENRY
3175.   KC13XC390   653 NW HWY 7                                    CLINTON                    MO    64735       HENRY
3176.   KC13XC392   834 STATE HIGHWAY 13                            DEEPWATER                  MO    64740       HENRY
3177.   KC13XC393   STATE HWY 13 & NE                               LOWRY                      MO    64763       ST. CLAIR
                    COUNTY ROAD
3178.   KC13XC394   5500 NE 50 ROAD                                 OSCEOLA                    MO    64776       ST. CLAIR
3179.   KC13XC395   RR#1, BOX 95 - D                                COLLINS                    MO    64738       ST. CLAIR
3180.   KC13XC396   1310-A NORTHWEST HWY 50                         HOLDEN                     MO    64040       JOHNSON
3181.   KC13XC397   524 NW 105                                      CENTERVIEW                 MO    64019       JOHNSON
3182.   KC13XC398   844 NE 175 ROAD                                 KNOB NOSTER                MO    65336       JOHNSON

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3183.   KC13XC401   1050 NORTH EAST FOX                             LATHROP                    MO    66464       CLINTON
                    ROAD
3184.   KC13XC402   10933-A NORTHEAST HWY 69                        CAMERON                    MO    64429       CLINTON
3185.   KC13XC500   4700 OVERLAND DRIVE                             LAWRENCE                   KS    660440000   DOUGLAS
3186.   KC13XC501   2300 W. 31ST STREET                             LAWRENCE                   KS    660460000   DOUGLAS
3187.   KC23XC513   5400 SW 61ST STREET                             TOPEKA                     KS    666140000   SHAWNEE
3188.   KC33XC005   5333 110TH ST                                   MERIDEN                    KS    66512       JEFFERSON
3189.   KC33XC015   6076 SE TRI-COUNTY                              LAWSON                     MO    64062       CLINTON
                    LINE ROAD
3190.   KC33XC033   31459 S. JORDAN ROAD                            LEBO                       KS    66856       OSAGE
3191.   KC33XC039   9534 S. TOPEKA                                  WAKARUSA                   KS    66546       SHAWNEE
3192.   KC33XC045   4851 LAKEVIEW DRIVE                             LEAVENWORTH                KS    66048       LEAVENWORTH
3193.   KC33XC050   14621 US HIGHWAY 75                             MAYETTA                    MO    66509       JACKSON
3194.   KC33XC054   20250 HWY. 45 NORTH                             WESTON                     MO    640980000   PLATTE
3195.   KC33XC063   38707 EAST 315TH STREET                         CREIGHTON                  MO    64739       CASS
3196.   KC33XC065   33007 S. EAST OUTER                             HARRISONVILLE              MO    64701       CASS
                    ROAD
3197.   KC33XC115   STATE HIGHWAY 13 AND                            WARRENSBURG                MO    640930000   JOHNSON
                    SOUTH SIDE OF H HIGHWAY
3198.   KC54XC549   3445 34TH TERRANCE                              INDEPENDENCE               MO    640570000   JACKSON

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3199.   KC54XC555   5320 KANSAS AVE                                 KANSAS CITY                KS    661060000   WYANDOTTE
3200.   KC54XC564   1400 TOPPING                                    KANSAS CITY                MO    641260000   JACKSON
3201.   KC54XC565   4312 CLARY BLVD                                 KANSAS CITY                MO    641300000   JACKSON
3202.   KX03XC144   1775 DUMPLIN TRACE RD                           DANDRIDGE                  TN    377250000   JEFFERSON
3203.   KX03XC166   2939 - A SMITH LANE                             KNOXVILLE                  TN    379200000   KNOX
3204.   KX03XC195   1631 FAIR DR                                    KNOXVILLE                  TN    37918       KNOX
3205.   KX03XC197   9169 MIDDLEBROOK PIKE                           KNOXVILLE                  TN    37923       KNOX
3206.   KX03XC201   1750 MCMILLAN STATION RD                        KNOXVILLE                  TN    37924       KNOX
3207.   KX03XC202   8527 STRAWBERRY PLAINS                          KNOXVILLE                  TN    37924       KNOX
                    PIKE
3208.   KX03XC204   2218A LAKEFRONT DR                              KNOXVILLE                  TN    37922       KNOX
3209.   KX03XC513   252 SMITH RD                                    CLINTON                    TN    37716       ANDERSON
3210.   KX03XC907   519 VIRTUE RD                                   KNOXVILLE                  TN    37922       KNOX
3211.   KX03XC914   RAIN GAUGE #3 ROAD                              OAK RIDGE                  TN    37831       ANDERSON
3212.   KX03XC968   4274 S KING BRANCH RD                           SEVIERVILLE                TN    37876       SEVIER
3213.   KX23XC002   8848 KINGSTON PIKE                              KNOXVILLE                  TN    379230000   KNOX
3214.   KX33XC024   476 CABIN HOLLOW ROAD                           HARRIMAN                   TN    37748       ROANE
3215.   KX33XC039   370 DILBECK LANE                                CARYVILLE                  TN    377140000   CAMPBELL
3216.   KX33XC076   1146 CARDING MACHINE                            LOUDON                     TN    37774       LOUDON
                    ROAD
3217.   KX33XC100   616 AIRPORT ROAD                                ROCKWOOD                   TN    37854       ROANE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3218.   KX33XC104   JUNIOR CAMP ROAD                                CROSSVILLE                 TN    385550000   CUMBERLAND
3219.   KX33XC127   6504 NEUBERT SPRINGS                            KNOXVILLE                  TN    379200000   KNOX
                    ROAD
3220.   KX33XC129   2909 RUSH MILLER ROAD                           KNOXVILLE                  TN    379140000   KNOX
3221.   KX33XC136   1602 RAYS GAP ROAD                              SEYMOUR                    TN    37865       SEVIER
3222.   KX33XC805   25 LAWSON DRIVE                                 CROSSVILLE                 TN    385550000   CUMBERLAND
3223.   KX54XC022   4937 WISE SPRINGS RD                            KNOXVILLE                  TN    379380000   KNOX
3224.   KX54XC024   7604 MAYNARDVILLE PIKE.                         KNOXVILLE                  TN    379830000   KNOX
3225.   KX54XC027   4518 NORRIS FREEWAY                             POWELL                     TN    510490000   ANDERSON
3226.   LA03XC002   16147 MONTOYA STREET                            IRWINDALE                  CA    91706       LOS ANGELES
3227.   LA03XC009   12340 LOWER AZUSA RD                            ARCADIA                    CA    91006       LOS ANGELES
3228.   LA03XC010   141 W LIVE OAK AVE                              ARCADIA                    CA    91007       LOS ANGELES
3229.   LA03XC011   1206 W FRANCISQUITO AVE                         WEST COVINA                CA    91790       LOS ANGELES
3230.   LA03XC015   2050 WORKMAN MILL RD                            WHITTIER                   CA    90601       LOS ANGELES
3231.   LA03XC016   440 CLOVERLEAF DR # 480                         BALDWIN PARK               CA    91706       LOS ANGELES
3232.   LA03XC021   9602 BEVERLY RD                                 PICO RIVERA                CA    90660       LOS ANGELES
3233.   LA03XC022   690 POTRERO GRANDE DR                           MONTEREY PARK              CA    91755       LOS ANGELES
3234.   LA03XC026   4410 E 3RD ST                                   LOS ANGELES                CA    90022       LOS ANGELES
3235.   LA03XC027   3041 VAIL AVE                                   LOS ANGELES                CA    90040       LOS ANGELES

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3236.   LA03XC028   4621 SHEILA ST                                  LOS ANGELES                CA    90040       LOS ANGELES
3237.   LA03XC031   2114 MARENGO ST                                 LOS ANGELES                CA    90033       LOS ANGELES
3238.   LA03XC032   2662 LACY ST                                    LOS ANGELES                CA    90031       LOS ANGELES
3239.   LA03XC033   2835 NEWELL ST                                  LOS ANGELES                CA    90039       LOS ANGELES
3240.   LA03XC034   4013 TAMPICO AVE                                LOS ANGELES                CA    90032       LOS ANGELES
3241.   LA03XC048   5503 S BOYLE AVE                                VERNON                     CA    90058       LOS ANGELES
3242.   LA03XC049   7300 ATLANTIC AVE                               CUDAHY                     CA    90201       LOS ANGELES
3243.   LA03XC050   7742 SCOUT AVE                                  BELL GARDENS               CA    90201       LOS ANGELES
3244.   LA03XC051   10127 ADELLA AVE                                SOUTH GATE                 CA    90280       LOS ANGELES
3245.   LA03XC055   13633 S. CENTRAL AVE                            COMPTON                    CA    90220       LOS ANGELES
3246.   LA03XC056   1335 E 103RD ST                                 LOS ANGELES                CA    90002       LOS ANGELES
3247.   LA03XC067   2501 N SEPULVEDA BLVD                           LOS ANGELES                CA    90049       LOS ANGELES
3248.   LA03XC073   5005 S LA BREA AVE                              LOS ANGELES                CA    90056       LOS ANGELES
3249.   LA03XC074   1922 W FLORENCE AVE                             LOS ANGELES                CA    90047       LOS ANGELES
3250.   LA03XC078   9835 S WESTERN AVE                              LOS ANGELES                CA    90047       LOS ANGELES
3251.   LA03XC089   12700 VISTA DEL MAR                             PLAYA DEL REY              CA    90293       LOS ANGELES
3252.   LA03XC092   6333 BRISTOL PKWY                               CULVER CITY                CA    90230       LOS ANGELES
3253.   LA03XC095   4060 LINCOLN BLVD                               MARINA DEL REY             CA    90292       LOS ANGELES
3254.   LA03XC118   611 W SIERRA MADRE BLVD B                       SIERRA MADRE               CA    91024       LOS ANGELES
3255.   LA03XC119   35 E SAINT JOSEPH ST                            ARCADIA                    CA    91006       LOS ANGELES

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3256.   LA03XC131   369 W. WASHINGTON BLVD.                         PASADENA                   CA    91103       LOS ANGELES
3257.   LA03XC133   1301 BLUE HILL RD                               LOS ANGELES                CA    90041       LOS ANGELES
3258.   LA03XC138   FERN LANE TERMINUS                              GLENDALE                   CA    91208       LOS ANGELES
3259.   LA03XC140   4456 CLOUD AVE                                  LA CRESCENTA               CA    91214       LOS ANGELES
3260.   LA03XC143   4503 ALGER ST                                   LOS ANGELES                CA    90039       LOS ANGELES
3261.   LA03XC144   10400 SUNLAND BLVD                              SUNLAND                    CA    91040       LOS ANGELES
3262.   LA03XC149   7521N N SAN FERNANDO RD                         BURBANK                    CA    91505       LOS ANGELES
3263.   LA03XC151   KAGEL CANYON/EL SYLM                            SYLMAR                     CA    91342       LOS ANGELES
3264.   LA03XC153   8217 LANKERSHIM BLVD                            NORTH HOLLYWOOD            CA    91605       LOS ANGELES
3265.   LA03XC158   13132 RAYMER ST                                 NORTH HOLLYWOOD            CA    91605       LOS ANGELES
3266.   LA03XC159   9374 REMICK AVE                                 ARLETA                     CA    91331       LOS ANGELES
3267.   LA03XC160   11155 BRADLEY AVE                               PACOIMA                    CA    91331       LOS ANGELES
3268.   LA03XC161   12800 FOOTHILL BLVD                             SYLMAR                     CA    91342       LOS ANGELES
3269.   LA03XC162   13040 GLENOAKS BLVD                             SYLMAR                     CA    91342       LOS ANGELES
3270.   LA03XC163   FOOTHILL/FILBERT                                SYLMAR                     CA    91342       LOS ANGELES
3271.   LA03XC168   14615 TITUS ST                                  PANORAMA CITY              CA    91402       LOS ANGELES

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3272.   LA03XC173   16130 NORDHOLT                                  NORTH HILLS                CA    91343       LOS ANGELES
3273.   LA03XC174   11439 ENCINO AVE                                GRANADA HILLS              CA    91344       LOS ANGELES
3274.   LA03XC177   18959 PARTHENIA ST                              NORTHRIDGE                 CA    91324       LOS ANGELES
3275.   LA03XC178   8228 YARMOUTH AVE                               RESEDA                     CA    91335       LOS ANGELES
3276.   LA03XC182   19740 SHERMAN WAY                               WINNETKA                   CA    91306       LOS ANGELES
3277.   LA03XC185   9822 INDEPENDENCE AVE                           CHATSWORTH                 CA    91311       LOS ANGELES
3278.   LA03XC221   7012 CANBY AVENUE                               RESEDA                     CA    91335       LOS ANGELES
3279.   LA03XC245   10919 VANOWEN ST.                               NORTH HOLLYWOOD            CA    91605       LOS ANGELES
3280.   LA03XC256   3102 D. STREET                                  LA VERNE                   CA    917504023   LOS ANGELES
3281.   LA03XC257   156 E BONITA AVE                                SAN DIMAS                  CA    91773       LOS ANGELES
3282.   LA03XC271   791 S AZUSA AVE                                 AZUSA                      CA    91702       LOS ANGELES
3283.   LA03XC272   1066 E EDNA PL                                  COVINA                     CA    91724       LOS ANGELES
3284.   LA03XC278   15920 AMAR RD                                   LA PUENTE                  CA    91744       LOS ANGELES
3285.   LA03XC279   2121 E. SHADOW OAK D                            WEST COVINA                CA    91790       LOS ANGELES
3286.   LA03XC280   19535 E WALNUT DR S                             CITY OF INDUSTRY           CA    91748       LOS ANGELES
3287.   LA03XC285   18414 COLIMA RD # 18472                         ROWLAND HEIGHTS            CA    91748       LOS ANGELES
3288.   LA03XC286   1101 BREA CANYON RD.                            BREA                       CA    92621       ORANGE
3289.   LA03XC287   15570 GALE AVE                                  HACIENDA HEIGHTS           CA    91745       LOS ANGELES
3290.   LA03XC296   10634 INEZ ST                                   WHITTIER                   CA    90605       LOS ANGELES
3291.   LA03XC297   SWC CORDOVA & IMPERI                            LA MIRADA                  CA    90638       LOS ANGELES

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3292.   LA03XC298   7871 PARAMOUNT BLVD                             PICO RIVERA                CA    90660       LOS ANGELES
3293.   LA03XC299   LAKEWOOD & 105 FWY.                             DOWNEY                     CA    90242       LOS ANGELES
3294.   LA03XC302   ALONDRA/STAGE ROAD                              LA MIRADA                  CA    90638       LOS ANGELES
3295.   LA03XC306   6800 WALKER STREET                              LA PALMA                   CA    906230000   LOS ANGELES
3296.   LA03XC320   555 W 152ND ST                                  GARDENA                    CA    90248       LOS ANGELES
3297.   LA03XC322   400 15TH ST                                     MANHATTAN BEACH            CA    90266       LOS ANGELES
3298.   LA03XC324   1937 W 169TH ST                                 GARDENA                    CA    90247       LOS ANGELES
3299.   LA03XC325   19019 ANELO AVE                                 GARDENA                    CA    90248       LOS ANGELES
3300.   LA03XC332   415 DIAMOND ST                                  REDONDO BEACH              CA    90277       LOS ANGELES
3301.   LA03XC335   22017 FIGUEROA ST                               CARSON                     CA    90745       LOS ANGELES
3302.   LA03XC338   1251 W PACIFIC COAST HWY                        WILMINGTON                 CA    90744       LOS ANGELES
3303.   LA03XC346   2001 JOHN S. GIBSON                             SAN PEDRO                  CA    907310000   LOS ANGELES
                    BLVD.
3304.   LA03XC358   17181 GALE AVE                                  CITY OF INDUSTRY           CA    91745       LOS ANGELES
3305.   LA03XC364   RTE 210 @ VIA VERDE                             SAN DIMAS                  CA    91773       LOS ANGELES
3306.   LA03XC371   1430 ADELIA AVE.                                SOUTH EL MONTE             CA    917330000   LOS ANGELES
3307.   LA03XC379   1927 W. ROSECRANS AVE.                          GARDENA                    CA    90249       LOS ANGELES
3308.   LA03XC382   11403 LONG BEACH                                LYNWOOD                    CA    902620000   LOS ANGELES

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3309.   LA03XC386   1379 E 18TH ST                                  LOS ANGELES                CA    90021       LOS ANGELES
3310.   LA03XC395   1355 S LA BREA AVENUE                           LOS ANGELES                CA    90019       LOS ANGELES
3311.   LA03XC397   1696 WEST WASHINGTON                            LOS ANGELES                CA    90007       LOS ANGELES
3312.   LA03XC401   22400 THE OLD ROAD                              NEWHALL                    CA    913550000   LOS ANGELES
3313.   LA03XC407   31602 SPRING CANYON RD                          VASQUEZ ROCKS              CA    913500000   LOS ANGELES
3314.   LA03XC409   4163 SIERRA HIGHWAY                             ACTON                      CA    93510       LOS ANGELES
3315.   LA03XC410   CARSON MESA ROAD                                PALMDALE                   CA    93550       LOS ANGELES
3316.   LA03XC412   44145 20TH STREET                               LANCASTER                  CA    935340000   LOS ANGELES
3317.   LA03XC413   2270 E. PALMDALE BLVD.                          PALMDALE                   CA    93550       LOS ANGELES
3318.   LA03XC415   26270 BOUQUET CANYON                            SANTA CLARITA              CA    913500000   LOS ANGELES
                    ROAD
3319.   LA03XC416   20500 KEATON ST.                                SANTA CLARITA              CA    91350       LOS ANGELES
3320.   LA03XC417   18645 VIA PRINCESSA                             CANYON COUNTRY             CA    913510000   LOS ANGELES
3321.   LA03XC418   TERMINUM OF CATALA                              SANTA CLARITA              CA    91350       LOS ANGELES
3322.   LA03XC419   22425 12TH STREET                               NEWHALL                    CA    91321       LOS ANGELES
3323.   LA25XC079   3742 W. CENTRY BLVD.                            INGLEWOOD                  CA    903010000   LOS ANGELES
3324.   LA33XC422   1/4 EAST OF SANTIAGO                            LOS ANGELES                CA    935100000   LOS ANGELES
                    DRIVE & SIERRA HIGHWAY
3325.   LA33XC424   44501 5TH STREET EAST                           LANCASTER                  CA    935350000   LOS ANGELES
3326.   LA33XC425   5041 W. AVENUE M                                LANCASTER                  CA    935360000   LOS ANGELES

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3327.   LA33XC426   SW CORNER 47TH                                  PALMDALE                   CA    935500000   LOS ANGELES
                    EAST/CALIFORNIA
                    AQUEDUCT
3328.   LA33XC427   34141 N 116TH STREET E.                         LITTLEROCK                 CA    935450000   LOS ANGELES
3329.   LA33XC431   23730 W TAPIA CANYON                            CASTAIC                    CA    913840000   LOS ANGELES
                    ROAD
3330.   LA33XC438   42810 FRAZIER MOUNTAIN                          LEBEC                      CA    932430000   LOS ANGELES
                    PARK ROAD
3331.   LA33XC439   33700 W. LANCASTER ROAD                         GORMAN                     CA    935360000   LOS ANGELES
3332.   LA33XC440   27011 W. AVE. C-6                               LANCASTER                  CA    935360000   LOS ANGELES
3333.   LA33XC441   18348 AVENUE D                                  LANCASTER                  CA    935360000   LOS ANGELES
3334.   LA33XC442   49509 N 35TH STREET,                            LANCASTER                  CA    935360000   LOS ANGELES
                    WEST
3335.   LA33XC445   4625 EAST AVENUE R                              PALMDALE                   CA    935520000   LOS ANGELES
3336.   LA35XC385   420 W SLAUSON AVE.                              LOS ANGELES                CA    900030000   LOS ANGELES
3337.   LA35XC484   1150 EAST 58TH PLACE                            LOS ANGELES                CA    900110000   LOS ANGELES
3338.   LA35XC487   2242 SEPULVEDA                                  TORRANCE                   CA    905010000   LOS ANGELES
3339.   LA35XC790   1946 CLINTON ST                                 LOS ANGELES                CA    900260000   LOS ANGELES
3340.   LA35XC807   20320 NORWALK BLVD                              LAKEWOOD                   CA    907150000   LOS ANGELES
3341.   LA35XC813   4950 W. SLAUSON AVE.                            LOS ANGELES                CA    900560000   LOS ANGELES
3342.   LA35XC825   1601 WEST 190TH STREET                          GARDENA                    CA    90248       LOS ANGELES

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3343.   LA35XC828   1239 253RD STREET                               HARBOR CITY                CA    907100000   LOS ANGELES
3344.   LA35XC836   12731 TOWNE CENTER DRIVE                        CERRITOS                   CA    907030000   LOS ANGELES
3345.   LA35XC837   12851 LEYVA STREET                              LOS ANGELES                CA    906500000   LOS ANGELES
3346.   LA35XC839   13700 LA MIRADA BLVD                            LA MIRADA                  CA    906380000   LOS ANGELES
3347.   LA35XC841   12222 E. FLORENCE AVE.                          SANTA FE SPRINGS           CA    906700000   LOS ANGELES
3348.   LA35XC842   12141 LOS NIETOS RD                             SANTA FE SPRINGS           CA    906700000   LOS ANGELES
3349.   LA35XC846   5710 SMITHWAY STREET                            COMMERCE                   CA    90091       LOS ANGELES
3350.   LA35XC847   5525 RANDOLPH STREET                            COMMERCE                   CA    90040       LOS ANGELES
3351.   LA35XC848   8500 S VILLA VERDE RD                           WHITTIER                   CA    906050000   LOS ANGELES
3352.   LA35XC852   2320 W MANCHESTER BLVD                          INGLEWOOD                  CA    903050000   LOS ANGELES
3353.   LA35XC855   1717 ROCKEFELLER LANE                           REDONDO BEACH              CA    920780000   LOS ANGELES
3354.   LA35XC857   6301 S GARFIELD AVENUE                          Bell Gardens               CA    902010000   LOS ANGELES
3355.   LA35XC863   10451 JEFFERSON BLVD.                           CULVER CITY                CA    902320000   LOS ANGELES
3356.   LA35XC881   1292 W WILLOW                                   LONG BEACH                 CA    908100000   LOS ANGELES
3357.   LA35XC898   11711 S. WESTERN AVE                            LOS ANGELES                CA    900470000   LOS ANGELES
3358.   LA35XC902   581 ARGOS RD.                                   AGOURA HILLS               CA    913010000   LOS ANGELES
3359.   LA35XC905   9301 SHIRLEY AVE                                NORTHRIDGE                 CA    913240000   LOS ANGELES

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3360.   LA35XC907   8000 HASKELL AVENUE                             VAN NUYS                   CA    91406       LOS ANGELES
3361.   LA35XC908   11527 LAUREL CANYON BLVD                        SAN FERNANDO               CA    913400000   LOS ANGELES
3362.   LA35XC914   11918 BALBOA BLVD                               GRANADA HILLS              CA    913440000   LOS ANGELES
3363.   LA35XC915   12960 BALBOA BLVD                               GRANADA HILLS              CA    913440000   LOS ANGELES
3364.   LA35XC925   3508 ROSEMEAD BLVD.                             ROASEMEAD                  CA    917700000   LOS ANGELES
3365.   LA35XC926   1900 WALKER AVENUE                              MONROVIA                   CA    910160000   LOS ANGELES
3366.   LA35XC929   14314 LOMITAS AVENUE                            CITY OF INDUSTRY           CA    917460000   LOS ANGELES
3367.   LA35XC930   900 E ALOSTA AVE                                AZUSA                      CA    917020000   LOS ANGELES
3368.   LA35XC934   3359 W POMONA BLVD                              POMONA                     CA    917680000   LOS ANGELES
3369.   LA35XC936   4440 YORK BLVD.                                 LOS ANGELES                CA    90041       LOS ANGELES
3370.   LA35XC950   1869 N. VICTORY PLACE                           BURBANK                    CA    91504       LOS ANGELES
3371.   LA35XC961   11676 BURBANK BLVD.                             NORTH HOLLYWOOD            CA    91601       LOS ANGELES
3372.   LA35XC978   3338 DIAMOND CANYON RD                          DIAMOND BAR                CA    917650000   LOS ANGELES
3373.   LA35XC997   14913 RAMONA BLVD                               BALDWIN PARK               CA    917440000   LOS ANGELES
3374.   LA35XC999   5607 N BARRANCA AVE                             AZUSA                      CA    917020000   LOS ANGELES
3375.   LA37XC381   1575 E IMPERIAL HWY                             LOS ANGELES                CA    900590000   LOS ANGELES
3376.   LA37XC488   5211 PARAMONT BLVD                              PICO RIVERA                CA    90660       LOS ANGELES
3377.   LA37XC556   3819 PECK ROAD                                  EL MONTE                   CA    917320000   LOS ANGELES
3378.   LA37XC559   2840 N DURFEE AVE                               LOS ANGELES                CA    917320000   LOS ANGELES

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3379.   LA37XC565   326 LEMON AVE                                   WALNUT                     CA    917890000   LOS ANGELES
3380.   LA37XC572   9700 WOODMAN AVENUE                             ARLETA                     CA    913310000   LOS ANGELES
3381.   LA37XC579   1225 S JOHNSON DRIVE                            CITY OF INDUSTRY           CA    917450000   LOS ANGELES
3382.   LA37XC586   10991 ROSCOE BLVD                               SUN VALLEY                 CA    913520000   LOS ANGELES
3383.   LA37XC590   11401 W. TUXFORD STREET                         SUN VALLEY                 CA    913520000   LOS ANGELES
3384.   LA37XC592   717 NOGALES STREET                              LA PUENTE                  CA    917480000   LOS ANGELES
3385.   LA37XC594   1932 S. GAREY AVENUE                            POMONA                     CA    917660000   LOS ANGELES
3386.   LA37XC597   16500 SOLEDAD CANYON ROAD                       SANTA CLARITA              CA    913510000   LOS ANGELES
3387.   LA37XC784   1815 E. O STREET                                Los Angeles                CA    907440000   LOS ANGELES
3388.   LA37XC878   2545 MANSFIELD AVENUE                           LOS ANGELES                CA    902650000   LOS ANGELES
3389.   LA40XC483   14233 JOANBRIDGE ST                             BALDWIN PARK               CA    917060000   LOS ANGELES
3390.   LA40XC486   16123 CHATSWORTH STREET                         GRANADA HILLS              CA    913440000   LOS ANGELES
3391.   LA40XC869   10399 1/2 LONG BEACH                            LYNWOOD                    CA    902620000   LOS ANGELES
                    BLVD.
3392.   LA54XC183   17200 SATICOY STREET                            VAN NUYS                   CA    914060000   LOS ANGELES
3393.   LA54XC258   7535 SANTA SUSANA PASS                          SIMI VALLEY                CA    930630000   LOS ANGELES
                    ROAD
3394.   LA54XC263   719 W AVE. M                                    LANCASTER                  CA    935360000   LOS ANGELES
3395.   LA54XC532   21730 MARILLA STREET                            CHATSWORTH                 CA    913110000   LOS ANGELES

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3396.   LA54XC544   11620 SHERMAN WAY                               NORTH HOLLYWOOD            CA    916050000   LOS ANGELES
3397.   LA54XC555   5630 PECK ROAD                                  ARCADIA                    CA    910060000   LOS ANGELES
3398.   LA54XC583   13402 RAMONA BLVD                               BALDWIN PARK               CA    917060000   LOS ANGELES
3399.   LA54XC585   1801 GLADSTONE STREET                           AZUSA                      CA    917020000   LOS ANGELES
3400.   LA54XC665   13370 HUBBARD STREET                            SYLMAR                     CA    913420000   LOS ANGELES
3401.   LA54XC740   4350 E 7TH STREET                               LONG BEACH                 CA    908040000   LOS ANGELES
3402.   LA54XC854   405 S. INDIANA STREET                           BOYLE HEIGHTS              CA    900630000   LOS ANGELES
3403.   LA54XC897   1720 W. SLAUSON AVENUE                          LOS ANGELES                CA    900470000   LOS ANGELES
3404.   LA54XC924   1245 SEGA STREET                                GLENDORA                   CA    917410000   LOS ANGELES
3405.   LA54XC925   42166 40TH ST. E.                               PALMDALE                   CA    935520000   LOS ANGELES
3406.   LA54XC927   9687 SUNLAND BOULEVARD                          SHADOW HILLS               CA    910400000   LOS ANGELES
3407.   LA55XC673   4547N. SHIRLEY CITY                             EL MONTE                   CA    917310000   LOS ANGELES
3408.   LA56XC429   119 EAST AVENUE S.                              PALMDALE                   CA    935500000   LOS ANGELES
                    (LEGAL)
3409.   LA57XC001   2880 METROPOLITAN PLACE                         POMONA                     CA    917670000   LOS ANGELES
3410.   LA57XC004   21516 GOLDEN TRIANGLE                           SANTA CLARITA              CA    913500000   LOS ANGELES
                    ROAD
3411.   LA59XC014   1707 1/2N. TOWNE AVE                            POMONA                     CA    917670000   LOS ANGELES
3412.   LR03XC001   711 S IZARD ST                                  LITTLE ROCK                AR    72201       PULASKI

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3413.   LR03XC007   5319 STANDRIDGE RD                              NORTH LITTLE ROCK          AR    72118       PULASKI
3414.   LR03XC008   PO BOX 22408                                    LITTLE ROCK                AR    72221       PULASKI
3415.   LR03XC012   8451 CANTRELL ROAD                              LITTLE ROCK                AR    72207       PULASKI
3416.   LR03XC017   9912 SHORT MARCHE RD                            MAUMELLE                   AR    72113       PULASKI
3417.   LR03XC018   2530 PERSHING BLVD.                             NORTH LITTLE ROCK          AR    72114       PULASKI
3418.   LR03XC022   2253 HIGHWAY 31 N                               LONOKE                     AR    72086       LONOKE
3419.   LR03XC023   2589 HIGHWAY 15 N                               LONOKE                     AR    72086       LONOKE
3420.   LR03XC027   16700 LOBO LN                                   LITTLE ROCK                AR    72206       PULASKI
3421.   LR03XC028   25305 SUNSHINE LN                               HENSLEY                    AR    72065       PULASKI
3422.   LR03XC032   7417 PAWNEE DR                                  BENTON                     AR    72015       SALINE
3423.   LR03XC033   14440 HIGHWAY 70                                BENTON                     AR    72015       SALINE
3424.   LR03XC034   14801 VERDA MAE CIRCLE                          MAYFLOWER                  AR    72106       FAULKNER
3425.   LR03XC035   86 FULLER RD                                    CONWAY                     AR    72032       FAULKNER
3426.   LR03XC036   11522 MAYBELLINE RD                             NORTH LITTLE ROCK          AR    72117       PULASKI
3427.   LR03XC037   5603 W FISHER RD                                NORTH LITTLE ROCK          AR    72118       PULASKI
3428.   LR03XC039   1019 HARRISON                                   CONWAY                     AR    72032       FAULKNER
3429.   LR03XC040   4639 CLEARWELL RD                               CONWAY                     AR    72032       FAULKNER
3430.   LR03XC041   2738 RHETT BUTLER ROAD                          CONWAY                     AR    72032       FAULKNER
3431.   LR03XC043   1344 HICKORY HILL ROAD                          CONWAY                     AR    72032       FAULKNER
3432.   LR03XC047   2714 COLFELT RD                                 JACKSONVILLE               AR    72076       PULASKI

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3433.   LR03XC049   3990 E KIEHL AVE                                SHERWOOD                   AR    72120       PULASKI
3434.   LR03XC056   11300 COLLINS                                   MAUMELLE                   AR    72113       PULASKI
                    INDUSTRIAL PARK ROAD
3435.   LR03XC058   3910 PROGRESS ST                                NORTH LITTLE ROCK          AR    72114       PULASKI
3436.   LR03XC059   3 TRIGON PL                                     MABELVALE                  AR    72209       PULASKI
3437.   LR03XC060   4300 S SHACKLEFORD RD                           LITTLE ROCK                AR    72204       PULASKI
3438.   LR03XC061   7825 W 44TH ST                                  LITTLE ROCK                AR    72204       PULASKI
3439.   LR03XC062   1204 BAUCUM INDUSTRIAL DR                       NORTH LITTLE ROCK          AR    72117       PULASKI
3440.   LR03XC063   3305 MABELVALE PIKE                             LITTLE ROCK                AR    72204       PULASKI
3441.   LR03XC064   3415 N MAGNOLIA ST                              NORTH LITTLE ROCK          AR    72116       PULASKI
3442.   LR03XC065   250 W KIEHL AVE                                 SHERWOOD                   AR    72120       PULASKI
3443.   LR03XC067   9550 OLD MILITARY ROAD                          BENTON                     AR    72015       SALINE
3444.   LR03XC068   4320 MOUNT CARMEL RD                            BENTON                     AR    72015       SALINE
3445.   LR03XC069   314 SHAMBURGER LANE                             LITTLE ROCK                AR    72206       PULASKI
3446.   LR03XC071   9101 MABELVALE PIKE                             LITTLE ROCK                AR    72209       PULASKI
3447.   LR03XC072   25014 I-30                                      ALEXANDER                  AR    72002       PULASKI
3448.   LR03XC074   704 KIRK RD                                     LITTLE ROCK                AR    72223       PULASKI
3449.   LR13XC078   809 S BOWMAN ROAD                               LITTLE ROCK                AR    722110000   PULASKI

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3450.   LR13XC082   6521 LANCASTER RD                               LITTLE ROCK                AR    722092852   PULASKI
3451.   LR13XC102   3504 LANDERS ROAD                               LITTLE ROCK                AR    721170000   PULASKI
3452.   LR23XC090   NORTH TATE STREET                               CARLISLE                   AR    720240000   LONOKE
3453.   LR23XC091   INTERSTATE 40 & HIGHWAY                         HAZEN                      AR    72064       PRAIRIE
                    249
3454.   LR23XC092   HALLVILLE ROAD                                  DE VALLS BLUFF             AR    72041       PRAIRIE
3455.   LR23XC093   NEAR BISCOE                                     BISCOE                     AR    72017       PRAIRIE
3456.   LR23XC094   T C ROAD                                        BRINKLEY                   AR    72017       MONROE
3457.   LR54XC407   6824 MARGARET ST                                JACKSONVILLE               AR    720760000   PULASKI
3458.   LR54XC410   824 HWY. 107                                    VILONIA                    AR    721730000   FAULKNER
3459.   LR54XC411   1798 HWY 64 WEST                                EL PASO                    AR    720450000   WHITE
3460.   LR54XC412   143 TWIN LAKES BLVD                             BEBEE                      AR    720120000   WHITE
3461.   LR54XC416   510 SOUTH OAK ST.                               SEARCY                     AR    721430000   WHITE
3462.   LV03XC004   3508 CAMP GROUND RD                             LOUISVILLE                 KY    40211       JEFFERSON
3463.   LV03XC008   4421 BISHOP LANE                                LOUISVILLE                 KY    402180000   JEFFERSON
3464.   LV03XC009   5221 CHAMBERLAIN ROAD                           LOUISVILLE                 KY    40241       JEFFERSON
3465.   LV03XC011   6633 DIXIE HWY                                  LOUISVILLE                 KY    40258       JEFFERSON
3466.   LV03XC012   4550 HOPEWELL RD                                LOUISVILLE                 KY    40299       JEFFERSON
3467.   LV03XC021   2406 HAMBURG PIKE                               JEFFERSONVILLE             IN    47130       CLARK
3468.   LV03XC022   1317 EMERY XING                                 CLARKSVILLE                IN    47129       CLARK
3469.   LV03XC025   125 THOMPSON LN                                 JEFFERSONVILLE             IN    47130       CLARK

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3470.   LV03XC026   5412 E HIGHWAY 62                               JEFFERSONVILLE             IN    47130       CLARK
3471.   LV03XC028   4202 CHARLESTOWN RD                             NEW ALBANY                 IN    47150       FLOYD
3472.   LV03XC035   3104 TUNNEL MILL RD                             CHARLESTOWN                IN    47111       CLARK
3473.   LV03XC044   6220 SHEPHERDSVILLE RD                          LOUISVILLE                 KY    40228       JEFFERSON
3474.   LV03XC053   7331 INTERMODAL DR                              LOUISVILLE                 KY    40258       JEFFERSON
3475.   LV03XC056   4806 BARDSTOWN RD                               LOUISVILLE                 KY    40291       JEFFERSON
3476.   LV03XC057   8521 PENNSYLVANIA RUN                           LOUISVILLE                 KY    40228       JEFFERSON
3477.   LV03XC063   3290 PFRIMMERS CHAPEL                           CORYDON                    IN    47112       HARRISON
                    RD NE
3478.   LV03XC065   1202 UTICA CHARLESTOWN RD                       UTICA                      IN    47130       CLARK
3479.   LV03XC067   10109 HIGHWAY 62                                CHARLESTOWN                IN    47111       CLARK
3480.   LV03XC068   13110 BLUE LICK RD                              MEMPHIS                    IN    47143       CLARK
3481.   LV03XC069   136 FERGUSON LN                                 SHEPHERDSVILLE             KY    40165       BULLITT
3482.   LV03XC076   11208 COVERED BRIDGE RD                         PROSPECT                   KY    40059       OLDHAM
3483.   LV03XC077   7300 HIGHWAY 329                                CRESTWOOD                  KY    40014       OLDHAM
3484.   LV03XC079   815 GILLILAND RD                                LOUISVILLE                 KY    40245       JEFFERSON

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3485.   LV03XC083   9604 BARDSTOWN RD                               LOUISVILLE                 KY    40291       JEFFERSON
3486.   LV03XC084   6812 BILLTOWN RD                                LOUISVILLE                 KY    40299       JEFFERSON
3487.   LV03XC086   1306 BUCK CREEK RD                              SIMPSONVILLE               KY    40067       SHELBY
3488.   LV03XC088   8407 TODDS POINT RD                             CRESTWOOD                  KY    40014       OLDHAM
3489.   LV13XC400   3910 SOUTH 5TH STREET                           LOUISVILLE                 KY    40204       JEFFERSON
3490.   LV15XC329   284 BIG EDDY RD                                 FRANKFORT                  KY    40601       FRANKLIN
3491.   LV15XC330   TAYLOR TOT ROAD                                 FRANKFORT                  KY    40601       FRANKLIN
3492.   LV54XC012   1943 LOUISVILLE ROAD                            HARRODSBURG                KY    403300000   MERCER
3493.   LV54XC259   4101 REAS LANE                                  NEW ALBANY                 IN    471500000   FLOYD
3494.   LV54XC269   19520 DOW KNOB ROAD                             BORDEN                     IN    471060000   CLARK
3495.   MI03XC001   10495 SW 248TH ST                               HOMESTEAD                  FL    33032       DADE
3496.   MI03XC003   1811 LUDLAM RD                                  MIAMI                      FL    33155       DADE
3497.   MI03XC005   13490 S.W. 242ND ST.                            MIAMI                      FL    33170       DADE
3498.   MI03XC007   2980 NW SOUTH RIVER DR                          MIAMI                      FL    33125       DADE
3499.   MI03XC010   15900 SW 408TH ST.                              FLORIDA CITY               FL    33034       DADE
3500.   MI03XC013   2404 SW 57TH TER # 06                           WEST HOLLYWOOD             FL    33023       BROWARD
3501.   MI03XC015   1172 NW 42ND WAY                                LAUDERHILL                 FL    33313       BROWARD
3502.   MI03XC017   901 SW 71ST AVE                                 POMPANO BEACH              FL    33068       BROWARD
3503.   MI03XC022   4120 PETERS RD                                  FT. LAUDERDALE             FL    33317       BROWARD

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3504.   MI03XC024   SW CORNER OF PALM AVE                           COOPER CITY                FL    33328       BROWARD
                    (100) & STERLING RD
3505.   MI03XC028   33RD STREET & 105TH AVE.                        MIAMI                      FL    33172       DADE
3506.   MI03XC029   7851 NW 64TH ST                                 MIAMI                      FL    331660000   DADE
3507.   MI03XC031   54400 SOUTH DIXIE HWY                           FLORIDA CITY               FL    33034       DADE
3508.   MI03XC033   16600 N.W. 97TH AVENUE                          MIAMI                      FL    33015       DADE
3509.   MI03XC037   14025 SW 144TH AVENUE RD                        MIAMI                      FL    33186       DADE
3510.   MI03XC038   9500 NW 27TH AVE                                MIAMI                      FL    33147       DADE
3511.   MI03XC039   4470 RAVENSWOOD RD                              FT. LAUDERDALE             FL    33312       BROWARD
3512.   MI03XC041   3660 W COMMERCIAL BLVD                          FT. LAUDERDALE             FL    33309       BROWARD
3513.   MI03XC043   4701 ORANGE DR                                  FT. LAUDERDALE             FL    33314       BROWARD
3514.   MI03XC044   SWEET BAY LANE                                  ROYAL PALM BEACH           FL    33411       PALM BEACH
3515.   MI03XC045   6801 BELVEDERE RD                               WEST PALM BEACH            FL    33413       PALM BEACH
3516.   MI03XC049   6678 LANTANA RD                                 LAKE WORTH                 FL    33467       PALM BEACH
3517.   MI03XC058   2441 NW 15TH CT                                 POMPANO BEACH              FL    33069       BROWARD
3518.   MI03XC061   9500 PINES BLVD                                 PEMBROKE PINES             FL    33024       BROWARD
3519.   MI03XC067   5900 NW 122ND AVE                               MIAMI                      FL    33178       DADE
3520.   MI03XC072   222 NE 9TH AVE                                  BOYNTON BEACH              FL    33435       PALM BEACH

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3521.   MI03XC073   8000 W ATLANTIC AVE                             DELRAY BEACH               FL    33446       PALM BEACH
3522.   MI03XC074   4900 SUMMIT BLVD                                WEST PALM BEACH            FL    33415       PALM BEACH
3523.   MI03XC075   4458 LAKE WORTH RD                              LAKE WORTH                 FL    33461       PALM BEACH
3524.   MI03XC076   3647 MINER RD. (E. OF                           BOYNTON BEACH              FL    33437       PALM BEACH
                    LAWRENCE ROAD)
3525.   MI03XC083   4820 NW 22ND AVE                                MIAMI                      FL    33142       DADE
3526.   MI03XC085   11000 NW 121ST WAY                              MEDLEY                     FL    33178       DADE
3527.   MI03XC086   14500 NW 112TH AVENUE                           MIAMI                      FL    33016       DADE
3528.   MI03XC095   16749 SW 117TH AVE                              MIAMI                      FL    33177       DADE
3529.   MI03XC102   35 N FLAGLER AVE                                HOMESTEAD                  FL    33030       DADE
3530.   MI03XC103   1401 NW 20TH ST                                 MIAMI                      FL    33142       DADE
3531.   MI03XC106   9111 SOUTHERN BLVD                              WEST PALM BEACH            FL    33411       PALM BEACH
3532.   MI03XC110   2500 JUPITER PARK DR                            JUPITER                    FL    33458       PALM BEACH
3533.   MI03XC111   401 NORTH RIDGE RD                              LANTANA                    FL    33462       PALM BEACH
3534.   MI03XC122   7525 NW 88TH AVE                                TAMARAC                    FL    33321       BROWARD
3535.   MI03XC126   4800 RIVERSIDE DRIVE                            CORAL SPRINGS              FL    33067       BROWARD
3536.   MI03XC128   901 E 10TH AVE                                  HIALEAH                    FL    33010       DADE
3537.   MI03XC129   5850 NW 183RD STREET                            MIAMI                      FL    33015       DADE
3538.   MI03XC135   9350 NW 58TH ST                                 MIAMI                      FL    33178       DADE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3539.   MI03XC149   7400 W OAKLAND PARK BLVD                        LAUDERHILL                 FL    33319       BROWARD
3540.   MI03XC153   4380 SW 74TH AVE.                               MIAMI                      FL    33155       DADE
3541.   MI03XC154   320 NW 115TH ST                                 MIAMI SHORES               FL    33168       DADE
3542.   MI03XC158   1501 NW 15TH CT                                 BOCA RATON                 FL    33486       PALM BEACH
3543.   MI03XC188   2501 NW 48TH ST                                 POMPANO BEACH              FL    33073       BROWARD
3544.   MI03XC189   7100 LOX RD                                     POMPANO BEACH              FL    33067       BROWARD
3545.   MI03XC190   12102 NW 99TH AVE                               HIALEAH                    FL    33018       DADE
3546.   MI03XC197   11919 SW 130TH ST                               MIAMI                      FL    33186       DADE
3547.   MI03XC201   5261 NW 161ST ST                                HIALEAH                    FL    33014       DADE
3548.   MI13XC005   889 COMMERCIAL ROAD                             NAPLES                     FL    34104       COLLIER
3549.   MI13XC013   24241 PRODUCTION CIR                            BONITA SPRINGS             FL    34135       LEE
3550.   MI13XC014   10351 CORKSCREW RD                              ESTERO                     FL    33928       LEE
3551.   MI13XC018   16590 SAN CARLOS BLVD                           FT. MYERS                  FL    33908       LEE
3552.   MI13XC020   5015 STRINGFELLOW RD                            ST. JAMES CITY             FL    33956       LEE
3553.   MI13XC023   2200 ANDREA LN                                  FT. MYERS                  FL    33912       LEE
3554.   MI13XC026   200 PLAZA DR                                    LEHIGH ACRES               FL    33936       LEE
3555.   MI13XC027   4607 FOWLER ST                                  FT. MYERS                  FL    33907       LEE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3556.   MI13XC028   NICHOLAS PARKWAY                                CAPE CORAL                 FL    33990       LEE
3557.   MI13XC033   2534 NE 9TH AVE                                 CAPE CORAL                 FL    33909       LEE
3558.   MI13XC034   7301 SAMVILLE RD                                NORTH FORT MYERS           FL    33917       LEE
3559.   MI13XC036   PALM BEACH ROAD                                 FT. MYERS                  FL    33917       LEE
3560.   MI13XC037   30450 TAMIAMI TRAIL                             PUNTA GORDA                FL    33955       CHARLOTTE
                    (SR41)
3561.   MI13XC039   25641 TECHNOLOGY BLVD                           PUNTA GORDA                FL    33950       CHARLOTTE
3562.   MI13XC040   2465 LUTHER RD                                  PUNTA GORDA                FL    33983       CHARLOTTE
3563.   MI13XC042   14396 WOODSTOCK RD                              EL JOBEAN                  FL    33953       CHARLOTTE
3564.   MI13XC043   1500 WINBOROUGH DRIVE                           PORT CHARLOTTE             FL    33981       CHARLOTTE
3565.   MI13XC044   4611 PLACIDA RD                                 ENGLEWOOD                  FL    34224       CHARLOTTE
3566.   MI13XC062   2760 SE OVERHILL DR                             PORT ST. LUCIE             FL    34952       ST. LUCIE
3567.   MI13XC064   9126 SW BUSH STREET                             PALM CITY                  FL    34990       MARTIN
3568.   MI13XC085   901 NW 129TH AVE                                PEMBROKE PINES             FL    33028       BROWARD
3569.   MI13XC130   12801 WEST SUNRISE BLVD                         SUNRISE                    FL    333230000   BROWARD
3570.   MI13XC140   150 NE 2ND AVENUE                               DEERFIELD BEACH            FL    33441       BROWARD
3571.   MI13XC141   2810 CENTER PORT CIR                            POMPANO BEACH              FL    33064       BROWARD
3572.   MI13XC143   1705 BANKS RD                                   MARGATE                    FL    33063       BROWARD
3573.   MI13XC150   1791 OPA LOCKA BLVD                             OPA LOCKA                  FL    33054       DADE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3574.   MI13XC152   901 NW 71ST STREET                              MIAMI                      FL    33150       DADE
3575.   MI13XC155   10700 S.W. 56TH STREET                          MIAMI                      FL    331650000   DADE
3576.   MI13XC157   13601 OLD CUTLER ROAD                           Miami                      FL    330670000   DADE
3577.   MI13XC158   CANCEL STREET                                   MIAMI SPRINGS              FL    331660000   DADE
3578.   MI13XC250   1551 WEST CAMINO REAL                           BOCA RATON                 FL    334860000   PALM BEACH
3579.   MI13XC271   1300 CORAL SPRINGS ROAD                         CORAL SPRINGS              FL    33071       BROWARD
3580.   MI33XC011   2981 EAST MAIN STREET                           PAHOKEE                    FL    33476       PALM BEACH
3581.   MI33XC016   12415 SW 177TH AVE                              MIAMI                      FL    33187       DADE
3582.   MI33XC017   S.W. 344TH ST./ SW                              HOMESTEAD                  FL    33034       DADE
                    197TH AVENUE
3583.   MI33XC022   1602 LAKE TRAFFORD ROAD                         IMMOKALEE                  FL    34142       COLLIER
3584.   MI33XC023   5905 SR 29 S                                    IMMOKALEE                  FL    34142       COLLIER
3585.   MI33XC039   1080 CORKSCREW BLVD.        OLD STATE ROAD 27   Lake Harbor                FL    334590000   PALM BEACH
3586.   MI33XC041   31112 TAMIAMI                                   EVERGLADES                 FL    34139       COLLIER
3587.   MI38XC027   3091 EVANS AVENUE                               FT. MYERS                  FL    339010000   LEE
3588.   MI38XC031   1200 PROSPERITY FARMS                           NORTH PALM BEACH           FL    334100000   PALM BEACH
                    ROAD
3589.   MI42XC057   901 OLD DIXIE HIGHWAY                           TEQUESTA                   FL    334690000   PALM BEACH
3590.   MI42XC064   7707 N. W. 103 STREET                           HIALEAH GARDENS            FL    330160000   DADE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3591.   MI42XC066   912 DIXIE HIGHWAY                               STUART                     FL    349940000   MARTIN
3592.   MI42XC074   2675 N. W. 7TH AVENUE                           WILTON MANORS              FL    333110000   BROWARD
3593.   MI45XC010   5601 GOLDEN EAGLE CIRCLE                        PALM BEACH GARDENS         FL    334180000   PALM BEACH
3594.   MI54XC010   281 ST. JAMES DRIVE N.W.                        PORT ST. LUCIE             FL    349840000   ST. LUCIE
3595.   MI54XC033   455 SW 58TH AVE                                 VERO BEACH                 FL    329680000   INDIAN RIVER
3596.   MI54XC035   116 W DANIA BEACH BLVD                          DANIA BEACH                FL    330040000   BROWARD
3597.   MI54XC045   3001 VSTATE ROAD 84                             FT. LAUDERDALE             FL    333120000   BROWARD
3598.   MI54XC052   35340 SOUTH KRONE AVE                           HOMESTEAD                  FL    330340000   DADE
3599.   MI54XC054   12355 SW 104TH STREET                           KENDALL                    FL    331860000   DADE
3600.   MI54XC055   11301 SW 208TH DR                               CUTLER                     FL    331890000   DADE
3601.   MI54XC070   1100 GOLDEN EAGLE CIRCLE                        NAPLES                     FL    341020000   COLLIER
3602.   MI54XC075   2095 CR 951                                     NAPLES                     FL    341160000   COLLIER
3603.   MI54XC077   11401 NORTH LAKE BLVD                           PALM BEACH                 FL    334100000   PALM BEACH
3604.   MI54XC078   10500 TAFT STREET                               PEMBROKE PINES             FL    330260000   BROWARD
3605.   MI54XC079   PEMBROKE ROAD                                   PEMBROKE PINES             FL    330280000   BROWARD
3606.   MI54XC081   12551 STATE ROAD 7                              BOYNTON BEACH              FL    334370000   PALM BEACH
3607.   MI54XC083   1901 SEACREST BLVD                              BOYNTON BEACH              FL    334250000   PALM BEACH
3608.   ML03XC101   900 WALL ST                                     ELM GROVE                  WI    53122       WAUKESHA
3609.   ML03XC106   4267 W LOOMIS RD                                GREENFIELD                 WI    53221       MILWAUKEE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3610.   ML03XC108   8530 W CALUMET RD                               MILWAUKEE                  WI    53224       MILWAUKEE
3611.   ML03XC110   2876 N 32ND ST                                  MILWAUKEE                  WI    53210       MILWAUKEE
3612.   ML03XC117   3400 S NEVADA ST                                MILWAUKEE                  WI    53207       MILWAUKEE
3613.   ML03XC121   7301 W NASH ST                                  MILWAUKEE                  WI    53216       MILWAUKEE
3614.   ML03XC134   7501 S HOWELL AVE                               OAK CREEK                  WI    53154       MILWAUKEE
3615.   ML03XC137   1101 W LAYTON AVE                               MILWAUKEE                  WI    53221       MILWAUKEE
3616.   ML03XC142   4901 W STATE ST                                 MILWAUKEE                  WI    53208       MILWAUKEE
3617.   ML03XC144   6321 S 108TH ST                                 FRANKLIN                   WI    53132       MILWAUKEE
3618.   ML03XC160   5510 W RAWSON AVE                               FRANKLIN                   WI    53132       MILWAUKEE
3619.   ML03XC162   3240 W ELM RD                                   FRANKLIN                   WI    53132       MILWAUKEE
3620.   ML03XC170   918 W SOMERS ST                                 MILWAUKEE                  WI    53205       MILWAUKEE
3621.   ML03XC173   9710 W LOOMIS RD                                FRANKLIN                   WI    53132       MILWAUKEE
3622.   ML03XC217   W227S2698 RACINE AVE                            WAUKESHA                   WI    53186       WAUKESHA
3623.   ML03XC220   2128 S WEST AVE                                 WAUKESHA                   WI    53189       WAUKESHA
3624.   ML03XC226   1813 S 66TH ST                                  WEST ALLIS                 WI    53214       MILWAUKEE
3625.   ML03XC230   381 NORHT OAK CREST                             WALES                      WI    531830000   WAUKESHA
                    DRIVE
3626.   ML03XC231   800 MAIN ST                                     PEWAUKEE                   WI    53072       WAUKESHA
3627.   ML03XC234   N 6217 MORGANS RD.                              CONCORD                    WI    53066       JEFFERSON
3628.   ML03XC236   W330N7101 WESTSHORE DR                          HARTLAND                   WI    53029       WAUKESHA
3629.   ML03XC238   W235N8019 WOODSIDE RD                           SUSSEX                     WI    53089       WAUKESHA
3630.   ML03XC243   W229 N1420 WESTWOOD                             PEWAUKEE                   WI    530720000   WAUKESHA
                    DRIVE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3631.   ML03XC251   160 W OTTAWA AVE                                DOUSMAN                    WI    53118       WAUKESHA
3632.   ML03XC256   S40 W28021 GENESEE RD.                          WAUKESHA                   WI    53188       WAUKESHA
3633.   ML03XC302   END OF COMMERCE STREET                          BELGIUM                    WI    53004       OZAUKEE
3634.   ML03XC311   1374 LAKE DR                                    PORT WASHINGTON            WI    53074       OZAUKEE
3635.   ML03XC401   6724 COUNTY ROAD H                              ALLENTON                   WI    53002       WASHINGTON
3636.   ML03XC407   4916 CALVIN DR                                  TRENTON                    WI    531030000   WASHINGTON
3637.   ML03XC408   5402 N 91ST ST                                  MILWAUKEE                  WI    53225       MILWAUKEE
3638.   ML03XC419   N104W13651 DONGES BAY RD                        GERMANTOWN                 WI    53022       WASHINGTON
3639.   ML03XC431   3035 HWY C                                      JACKSON                    WI    53037       WASHINGTON
3640.   ML03XC432   C.T.H. "W" 1/4 MILE                             ALLENTON                   WI    53002       WASHINGTON
                    NORTH OF S.T.H. "33"
3641.   ML03XC534   W390 N9501                                      OCONOMOWOC                 WI    53066       WAUKESHA
                    PENNSYLVANIA ST.
3642.   ML17XC103   5361 N. HOPKINS ST                              Milwaukee                  WI    532090000   MILWAUKEE
3643.   ML33XC005   W 6998 HWY US 18                                JEFFERSON                  WI    535490000   JEFFERSON
3644.   ML33XC012   RECYCLE LANE                                    SULLIVAN                   WI    53178       JEFFERSON
3645.   ML33XC013   W4546 HWY 18                                    JEFFERSON                  WI    535490000   JEFFERSON
3646.   ML33XC018   2101 EAST COUNT TRUNK                           MILTON                     WI    535630000   ROCK
                    ROAD
3647.   ML33XC021   1504 SIXTH STREET                               BELOIT                     WI    535110000   ROCK
3648.   ML33XC029   N249 TAMARACK ROAD                              PALMYRA                    WI    531560000   JEFFERSON

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3649.   ML33XC031   W2620 HIGHWAY J                                 EAST TROY                  WI    531200000   WALWORTH
3650.   ML33XC034   ON HWY 36 JUST SE OF                            MUSKEGO                    WI    531500000   WAUKESHA
                    MUSKEGO DAM RD
3651.   ML33XC036   202 W. MAIN STREET                              FONTANA                    WI    531250000   WALWORTH
3652.   ML33XC052   W8791 HIGHWAY 106                               FT. ATKINSON               WI    53538       JEFFERSON
3653.   ML33XC053   4225 SOUTH 108TH                                FRANKSVILLE                WI    531260000   RACINE
                    STREET
3654.   ML33XC056   6704 HIGHWAY 36                                 LAKE GENEVA                WI    53147       WALWORTH
3655.   ML33XC057   W8954 WESTBOUND LANE                            DARIEN                     WI    53114       WALWORTH
3656.   ML33XC601   N6643 GOMOLL ROAD                               LAKE MILLS                 WI    535510000   JEFFERSON
3657.   ML33XR011   N 9060 HIGHWAY 144                              BOLTONVILLE                WI    530400000   WASHINGTON
3658.   ML33XR049   5009 HWY 144                                    RANDOM LAKE                WI    530750000   SHEBOYGAN
3659.   ML54XC522   9327 S. SHEPPARD                                OAK CREEK                  WI    531540000   MILWAUKEE
3660.   ML54XC659   EAST OF 6050 COUNTY                             OREGON                     WI    535750000   DANE
                    HIGHWAY M
3661.   ML54XC667   W 6095 STATE HIGHWAY 39                         NEW GLARUS                 WI    535740000   GREEN
3662.   ML54XC986   W 775 GERANIUM ROAD                             PELL LAKE                  WI    531570000   WALWORTH
3663.   MO45XC004   24 VISTA DRIVE                                  SALINAS                    CA    939070000   MONTEREY
3664.   MO45XC005   1001 ROCKS ROAD                                 SAN JUAN BAUTISTA          CA    950450000   SAN BENITO

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3665.   MO45XC006   9664 BETABEL RD                                 SAN BENITO                 CA    950450000   SAN BENITO
3666.   MO45XC007   2624 EL CAMINO REAL                             SALINAS                    CA    939070000   MONTEREY
3667.   MO45XC027   620 DIVISADERO STREET                           MONTEREY                   CA    939400000   MONTEREY
3668.   MO45XC036   777 WILLIAMS ROAD                               SALINAS                    CA    939050000   MONTEREY
3669.   MO45XC038   S/W CORNER OF                                   CARMEL                     CA    939080000   MONTEREY
                    TORRES/4TH
3670.   MO45XC050   48448 LONOAK ROAD                               KING CITY                  CA    939300000   MONTEREY
3671.   MO45XC057   62330 DEAD MANS GULCH                           SAN ARDO                   CA    934500000   MONTEREY
                    ROAD
3672.   MO45XC059   MONTEREY YARDS RYAN                             MONTEREY                   CA    939400000   MONTEREY
                    RANCH RD
3673.   MP03XC003   905 N MISSOURI ST # 1                           WEST MEMPHIS               AR    72301       CRITTENDEN
3674.   MP03XC005   5721 HOOD AVE                                   BARTLETT                   TN    38134       SHELBY
3675.   MP03XC008   1991 FLETCHER CREEK DR                          MEMPHIS                    TN    38133       SHELBY
3676.   MP03XC011   4276 MACON RD                                   MEMPHIS                    TN    38122       SHELBY
3677.   MP03XC014   708 N WHITE STATION RD                          MEMPHIS                    TN    38122       SHELBY
3678.   MP03XC015   477 N BELLEVUE BLVD                             MEMPHIS                    TN    38105       SHELBY
3679.   MP03XC017   1933 CASINO WAY                                 ROBINSONVILLE              MS    38664       TUNICA
3680.   MP03XC018   2933 HIGHWAY 61 N                               TUNICA                     MS    38676       TUNICA
3681.   MP03XC019   17535 HWY 77                                    TURRELL                    AR    72384       CRITTENDEN
3682.   MP03XC021   3040 MCINGVALE RD                               HERNANDO                   MS    38632       DESOTO
3683.   MP03XC023   12879 US HIGHWAY 70                             PROCTOR                    AR    72376       CRITTENDEN

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3684.   MP03XC025   221 SFC 115                                     PALESTINE                  AR    72372       ST. FRANCIS
3685.   MP03XC026   18 HWY 38 SOUTH                                 WIDENER                    AR    72374       PHILLIPS
3686.   MP03XC028   MONROE CO. RD. 195                              MONROE CO.                 AR    72364       CRITTENDEN
3687.   MP03XC030   1200 HILL ROAD                                  COLDWATER                  MS    38618       TATE
3688.   MP03XC034   17857 HIGHWAY 196                               EADS                       TN    38028       FAYETTE
3689.   MP03XC035   US 64                                           EADS                       TN    38028       FAYETTE
3690.   MP03XC038   2547 ELVIS PRESLEY BLVD                         MEMPHIS                    TN    38106       SHELBY
3691.   MP03XC045   12035 HIGHWAY 196                               EADS                       TN    38028       SHELBY
3692.   MP03XC050   5710 MT. MORIAH ROAD                            MEMPHIS                    TN    38115       SHELBY
3693.   MP03XC051   4284S OVERTON CROSSING                          MEMPHIS                    TN    38127       SHELBY
                    ST
3694.   MP03XC054   1262 JAMES ST                                   MEMPHIS                    TN    38106       SHELBY
3695.   MP03XC058   330 W MALLORY AVE                               MEMPHIS                    TN    38109       SHELBY
3696.   MP03XC060   4723 WILLOW RD                                  MEMPHIS                    TN    38117       SHELBY
3697.   MP03XC066   535 W LEVI RD                                   MEMPHIS                    TN    38109       SHELBY
3698.   MP03XC068   4698 HIGHWAY 61                                 MEMPHIS                    TN    38109       SHELBY
3699.   MP03XC071   5949 WINCHESTER RD                              MEMPHIS                    TN    38115       SHELBY
3700.   MP03XC073   4566 MILLBRANCH RD                              MEMPHIS                    TN    38116       SHELBY
3701.   MP03XC076   4456 HORN LAKE RD                               NESBIT                     MS    38651       DESOTO
3702.   MP03XC078   9045 HIGHWAY 61                                 WALLS                      MS    38680       DESOTO
3703.   MP03XC082   5805 HIGHWAY 301                                WALLS                      MS    38680       DESOTO

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3704.   MP03XC085   350 MORRISON ROAD                               ROSSVILLE                  TN    38066       FAYETTE
3705.   MP03XC090   280 STAR LANDING ROAD                           SOUTHAVEN                  MS    38671       DESOTO
3706.   MP03XC091   415 MCEWEN PL                                   MEMPHIS                    TN    38126       SHELBY
3707.   MP03XC093   9490 OLD BROWNSVILLE RD                         ARLINGTON                  TN    38002       SHELBY
3708.   MP03XC095   420 EAST SHELTON RD                             COLLIERVILLE               TN    360170000   SHELBY
                    (ELECTRIC SUBSTATION
                    #79)
3709.   MP03XC096   8451 HAMILTON RD                                SOUTHAVEN                  MS    38671       DESOTO
3710.   MP03XC101   3270 PORTER ROAD                                MASON                      TN    38049       TIPTON
3711.   MP03XC103   3140 ALBRIGHT RD                                STANTON                    TN    38069       HAYWOOD
3712.   MP03XC105   109 FLY RD                                      JACKSON                    TN    38305       MADISON
3713.   MP03XC106   4368 BROWNSVILLE HWY                            JACKSON                    TN    38301       MADISON
3714.   MP03XC110   1918 HIGHWAY 70 EAST                            WHITEHALL                  TN    38305       MADISON
3715.   MP03XC111   4191 HIGHWAY 45 NORTH                           JACKSON                    TN    38301       MADISON
3716.   MP03XC112   4030 W UNION RD                                 MILLINGTON                 TN    38053       SHELBY
3717.   MP03XC114   4170 GIBBS PKWY                                 MEMPHIS                    TN    38128       SHELBY
3718.   MP03XC116   7859 MEMPHIS ARLINGTON                          MEMPHIS                    TN    38133       SHELBY
                    RD
3719.   MP03XC119   3001 LUCY RD                                    MILLINGTON                 TN    38053       SHELBY
3720.   MP03XC121   6796 GETWELL RD.                                PLUM POINT                 MS    38671       DESOTO

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3721.   MP03XC122   4905 BILOXI AVE                                 Millington                 TN    380530000   SHELBY
3722.   MP03XC128   3339 HORN LAKE ROAD                             MEMPHIS                    TN    381090000   SHELBY
3723.   MP03XC137   6950 STEWART RD                                 ARLINGTON                  TN    38002       SHELBY
3724.   MP03XC138   806 ROBERTSON RD                                MEMPHIS                    TN    38127       SHELBY
3725.   MP03XC139   3525 CHERE CAROL ROAD                           HUMBOLDT                   TN    383430000   GIBSON
3726.   MP03XC140   2559 N 9TH AVE                                  HUMBOLDT                   TN    38343       GIBSON
3727.   MP03XC141   4964 FOREST HILL IRENE                          MEMPHIS                    TN    38125       SHELBY
                    RD
3728.   MP03XC142   3121 BRIDGEFORTH RD                             OLIVE BRANCH               MS    38654       DESOTO
3729.   MP21XC001   4111 MENDENHALL ROAD                            MEMPHIS                    TN    38118       SHELBY
3730.   MP33XC010   7374 HIGHWAY 4                                  SENATOBIA                  MS    386680000   TATE
3731.   MP33XC033   15660 ARKABUTLA ROAD                            COLDWATER                  MS    38665       TATE
3732.   MP33XC034   4240-A HIGHWAY 309                              HOLLY SPRINGS              MS    38635       MARSHALL
                    NORTH
3733.   MP33XC042   2197 OLD HIGHWAY 4 WEST                         HOLLY SPRINGS              MS    38635       MARSHALL
3734.   MP33XC043   23038 HWY 4E                                    SENATOBIA                  MS    38668       TATE
3735.   MP33XC044   5606 COMPRESS ROAD                              COMO                       MS    38619       PANOLA
3736.   MP33XC051   3401 HIGHWAY 178 WEST                           HOLLY SPRINGS              MS    38635       MARSHALL
3737.   MP33XC055   7086 HIGHWAY 310                                COMO                       MS    38619       PANOLA

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3738.   MP33XC056   1083 HIGHWAY 310                                CRENSHAW                   MS    38621       PANOLA
3739.   MP33XC080   208 WESTWOOD AVENUE                             CARUTHERSVILLE             MO    63830       PEMISCOT
3740.   MP33XC097   820 SCOTT STREET                                SENATOBIA                  MS    38668       TATE
3741.   MP54XC252   7358 OLD BROWNSVILLE                            ARLINGTON                  TN    380020000   SHELBY
                    ROAD # 101
3742.   MS03XC101   7649 CONCORD BLVD                               INVER GROVE HEIGHTS        MN    55076       DAKOTA
3743.   MS03XC114   1415 1ST AVE NW                                 NEW BRIGHTON               MN    55112       RAMSEY
3744.   MS03XC136   2829 145TH ST E                                 ROSEMOUNT                  MN    55068       DAKOTA
3745.   MS03XC144   15001 HUDSON BOULEVARD                          LAKELAND                   MN    55043       WASHINGTON
3746.   MS03XC214   8930 NORTH 60TH STREET                          GRANT                      MN    550820000   WASHINGTON
3747.   MS03XC221   HWY 41/CARDINAL STREET                          CHASKA                     MN    55318       CARVER
3748.   MS03XC246   4680 OLSON MEMORIAL HWY                         MINNEAPOLIS                MN    55422       HENNEPIN
3749.   MS03XC292   1384 SYLVAN ST                                  ST. PAUL                   MN    55117       RAMSEY
3750.   MS03XC411   8730 COUNTY ROAD 43                             CHASKA                     MN    55318       CARVER
3751.   MS03XC459   8265 BABCOCK TRL                                INVER GROVE HEIGHTS        MN    55077       DAKOTA
3752.   MS03XC496   2425 E 26TH ST                                  MINNEAPOLIS                MN    55406       HENNEPIN
3753.   MS03XC526   19948 FISCHER AVE                               HASTINGS                   MN    55033       DAKOTA
3754.   MS03XC541   7201 COUNTY ROAD 101                            CORCORAN                   MN    55340       HENNEPIN
3755.   MS03XC580   298 COON RAPIDS BLVD NW                         COON RAPIDS                MN    55433       ANOKA

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3756.   MS03XC589   12488 XENWOOD AVE                               SAVAGE                     MN    55378       SCOTT
3757.   MS03XC597   11930 12TH AVE S                                BURNSVILLE                 MN    55337       DAKOTA
3758.   MS03XC610   220 W 81ST ST                                   BLOOMINGTON                MN    55420       HENNEPIN
3759.   MS03XC625   10475 KIMBRO AVEUNE                             COTTAGE GROVE              MN    55033       WASHINGTON
                    SOUTH
3760.   MS03XC627   5115 INDUSTRIAL STREET                          MAPLE PLAIN                MN    55359       HENNEPIN
3761.   MS03XC654   2111 BRIARWOOD AVE.                             MAHTOMEDI                  MN    55115       WASHINGTON
3762.   MS03XC655   11400 JULIANNE AVE N                            STILLWATER                 MN    55082       WASHINGTON
3763.   MS03XC656   5787 130TH ST N                                 WHITE BEAR LAKE            MN    55110       WASHINGTON
3764.   MS03XC658   51ST WAY NE AND EAST                            FRIDLEY                    MN    55432       ANOKA
                    RIVER ROAD
3765.   MS03XC660   4615 VICTORIA ST N                              SHOREVIEW                  MN    55126       RAMSEY
3766.   MS03XC663   2625 120TH ST W                                 ROSEMOUNT                  MN    55068       DAKOTA
3767.   MS03XC673   HWY #242 & UNIVERSITY                           BLAINE                     MN    55434       ANOKA
                    EXT
3768.   MS03XC674   5260 MANNING AVE S                              WOODBURY                   MN    55129       WASHINGTON
3769.   MS03XC675   3622 197TH AVE NW                               ANOKA                      MN    55303       ANOKA
3770.   MS03XC678   17385 FOREST BLVD. NO.                          HUGO                       MN    55038       WASHINGTON
3771.   MS03XC680   3017 161ST AVE NW                               ANDOVER                    MN    55304       ANOKA
3772.   MS03XC681   10250 FLANDERS ST NE                            BLAINE                     MN    55449       ANOKA

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3773.   MS03XC684   3253 4TH AVE E                                  SHAKOPEE                   MN    55379       SCOTT
3774.   MS03XC685   6871 DAGUE AVE SE                               DELANO                     MN    55328       WRIGHT
3775.   MS03XC686   1455 PARK RD                                    CHANHASSEN                 MN    55317       CARVER
3776.   MS03XC687   9813 FLYING CLOUD DR                            EDEN PRAIRIE               MN    55347       HENNEPIN
3777.   MS03XC688   14770 MYSTIC LAKE DR NW                         PRIOR LAKE                 MN    55372       SCOTT
3778.   MS03XC692   10701 HAMPSHIRE AVE S                           BLOOMINGTON                MN    55438       HENNEPIN
3779.   MS03XC699   5001 PIONEER ROAD SOUTH                         ST. PAUL PARK              MN    55071       WASHINGTON
3780.   MS03XC701   6680 S ROBERT TRL                               INVER GROVE HEIGHTS        MN    55077       DAKOTA
3781.   MS03XC707   HIGHWAY 55                                      HASTINGS                   MN    55033       DAKOTA
3782.   MS03XC710   3501 85TH AVE N                                 BROOKLYN PARK              MN    55443       HENNEPIN
3783.   MS03XC715   1221 FROST AVE                                  MAPLEWOOD                  MN    55109       RAMSEY
3784.   MS03XC717   6100 BLOOMINGTON AVE                            RICHFIELD                  MN    55423       HENNEPIN
3785.   MS03XC731   3701 OAKGREEN AVE. N                            BAYTOWN                    MN    55082       WASHINGTON
3786.   MS03XC736   9715 VALLEY CREEK RD                            WOODBURY                   MN    55125       WASHINGTON
3787.   MS03XC902   780 MISSISSIPPI ST                              ST. PAUL                   MN    55101       RAMSEY
3788.   MS03XC906   5313 JUNEAU LN N                                PLYMOUTH                   MN    554460000   HENNEPIN
3789.   MS03XC909   15544 CENTRAL AVE NE                            HAM LAKE                   MN    55304       ANOKA
3790.   MS03XC912   8300 10TH AVE N                                 GOLDEN VALLEY              MN    55427       HENNEPIN
3791.   MS03XC914   4120 17TH AVE S                                 MINNEAPOLIS                MN    55407       HENNEPIN
3792.   MS03XC917   1724 E OLD SHAKOPEE RD                          BLOOMINGTON                MN    55425       HENNEPIN

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3793.   MS13XC812   2400 LINDBERGH DR                               MINNETONKA                 MN    553050000   HENNEPIN
3794.   MS13XC815   1341 COLORADO AVE SOUTH                         ST. LOUIS PARK             MN    554160000   HENNEPIN
3795.   MS13XC823   1421 E. WAYZATA                                 WAYZATA                    MN    553910000   HENNEPIN
                    BOULEVARD
3796.   MS13XC825   501 HURON ST                                    MINNEAPOLIS                MN    554140000   HENNEPIN
3797.   MS14XC842   7020 WEST LAKE STREET                           ST. LOUIS PARK             MN    554160000   HENNEPIN
3798.   MS14XC844   2900 11TH AVENUE                                ANOKA                      MN    55448       ANOKA
3799.   MS14XC847   9000 - 101ST AVENUE N.                          BROOKLYN PARK              MN    554450000   HENNEPIN
3800.   MS14XC849   7849 WEST BROADWAY                              BROOKLYN PARK              MN    55445       HENNEPIN
                    NORTH
3801.   MS14XC854   4455 HIGHWAY 169                                PLYMOUTH                   MN    554420000   HENNEPIN
3802.   MS14XC870   771 WEST 7TH STREET                             ST. PAUL                   MN    551020000   RAMSEY
3803.   MS14XC871   4801 STATE HIGHWAY 101                          MINNETONKA                 MN    553450000   HENNEPIN
3804.   MS14XC872   7700 QUATTRO                                    CHANHASSEN                 MN    553170000   HENNEPIN
3805.   MS14XC873   8950 EDEN PRAIRIE ROAD                          EDEN PRAIRIE               MN    553440000   HENNEPIN
3806.   MS14XC874   1451 STAGECOACH ROAD                            SHAKOPEE                   MN    55379       SCOTT
3807.   MS14XC875   4151 OLD SIBLEY                                 EAGAN                      MN    551220000   DAKOTA
                    MEMORIAL HIGHWAY
3808.   MS14XC880   316 MALDEN STREET                               SOUTH ST. PAUL             MN    550750000   DAKOTA

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3809.   MS20XC926   1345 WEST WAYZATA                               LONG LAKE                  MN    553560000   HENNEPIN
3810.   MS20XC961   2500 FREEWAY BLVD                               BROOKLYN CENTER            MN    554300000   HENNEPIN
3811.   MS21XC949   2500 HUDSON PLACE                               MAPLEWOOD                  MN    551190000   RAMSEY
3812.   MS21XC978   12515 CROOKED LAKE BLVD                         COON RAPIDS                MN    554480000   ANOKA
3813.   MS22XC983   3311 COUNTY ROAD 101                            MINNETONKA                 MN    553910000   HENNEPIN
3814.   MS33XC007   320 80TH AVENUE                                 BALDWIN                    WI    540020000   ST. CROIX
3815.   MS33XC008   553 COUNTY TRUNK HWY BB                         BALDWIN                    WI    540020000   ST. CROIX
3816.   MS33XC010   16326 - 230TH STREET                            HASTINGS                   MN    550330000   GOODHUE
3817.   MS33XC020   606 HIGHWAY 15                                  DASSEL                     MN    553250000   MEEKER
3818.   MS33XC022   2150 - 230TH STREET                             FARMINGTON                 MN    550240000   DAKOTA
                    WEST
3819.   MS33XC024   7170 JELLISON AVENUE SW                         HOWARD LAKE                MN    553490000   WRIGHT
3820.   MS33XC030   7723 250TH STREET                               HAMPTON                    MN    550310000   DAKOTA
3821.   MS33XC037   35682 HWY 61                                    LAKE CITY                  MN    550410000   GOODHUE
3822.   MS33XC042   1401 3RD AVENUE N.E.                            BUFFALO                    MN    55131       WRIGHT
3823.   MS33XC043   4356 90TH STREET                                NORTHFIELD                 MN    550570000   RICE
3824.   MS33XC044   13053 HALL AVENUE                               NORTHFIELD                 MN    55057       RICE
3825.   MS33XC045   11236 DUECE ROAD                                ELKO                       MN    550200000   SCOTT
3826.   MS33XC049   1256 HWY 12                                     ROBERTS                    WI    540230000   ST. CROIX
3827.   MS33XC061   6140 LEESON LANE                                RED WING                   MN    550660000   GOODHUE
3828.   MS33XC069   2852 COUNTY ROAD 12                             ANNADALE                   MN    55382       WRIGHT
                    NORTH

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3829.   MS33XC083   11360 HIGHWAY 212                               COLOGNE                    MN    553220000   CARVER
3830.   MS33XC087   32655 NORTHFIELD BLVD                           NORTHFIELD                 MN    550570000   DAKOTA
3831.   MS33XC089   23661 MERIDIAN AVENUE                           BELLE PLAINE               MN    560110000   SCOTT
3832.   MS54XC013   800 6TH STREET NW                               NEW PRAGUE                 MN    560710000   SCOTT
3833.   MS54XC062   929 QUARRY RD                                   RIVER FALLS                WI    540220000   ST. CROIX
3834.   MS54XC099   RADIO ROAD                                      RIVER FALLS                WI    540220000   ST. CROIX
3835.   MS54XC748   3940 QUEBEC AVE N                               NEW HOPE                   MN    554270000   HENNEPIN
3836.   MS54XC749   18466 JUDICIAL ROAD                             LAKEVILLE                  MN    553720000   SCOTT
3837.   MS57XC757   406 EAST 7TH STREET                             MONTICELLO                 MN    553620000   WRIGHT
3838.   NA03XC002   162 LUYBEN HILLS RD                             KINGSTON SPRINGS           TN    37082       CHEATHAM
3839.   NA03XC003   1010 RIGDE CR                                   JOELTON                    TN    37080       CHEATHAM
3840.   NA03XC021   5782 CLARKSVILLE PIKE                           JOELTON                    TN    37080       DAVIDSON
3841.   NA03XC026   401 ARLINGTON AVE                               NASHVILLE                  TN    37210       DAVIDSON
3842.   NA03XC029   2002 CAHAL AVE                                  NASHVILLE                  TN    37206       DAVIDSON
3843.   NA03XC034   127 LEGION DR                                   OLD HICKORY                TN    37138       DAVIDSON
3844.   NA03XC035   6016 HILL CIRCLE                                NASHVILLE                  TN    37209       DAVIDSON
3845.   NA03XC037   300 SUMMIT VIEW DR                              BRENTWOOD                  TN    37027       WILLIAMSON
3846.   NA03XC038   388 CHIMNEY HL                                  NASHVILLE                  TN    37221       DAVIDSON
3847.   NA03XC041   312 HARDING PL                                  NASHVILLE                  TN    37211       DAVIDSON
3848.   NA03XC045   PLEASANT HILL RD                                NASHVILLE                  TN    37214       DAVIDSON

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3849.   NA03XC046   2899 SMITH SPRINGS ROAD                         NASHVILLE                  TN    37217       DAVIDSON
3850.   NA03XC048   5801 OLD HARDING PARK                           NASHVILLE                  TN    37205       DAVIDSON
3851.   NA03XC050   4809 TROUSDALE DR                               NASHVILLE                  TN    37220       DAVIDSON
3852.   NA03XC051   3925 DRY FORK ROAD                              WHITES CREEK               TN    37189       DAVIDSON
3853.   NA03XC052   12647 OLD HICKORY BLVD                          ANTIOCH                    TN    37013       DAVIDSON
3854.   NA03XC054   6309 NOLENSVILLE PIKE                           NASHVILLE                  TN    37211       DAVIDSON
3855.   NA03XC055   4037 MILL ROAD                                  HERMITAGE                  TN    37076       DAVIDSON
3856.   NA03XC056   329 BEN ALLEN RD                                NASHVILLE                  TN    37207       DAVIDSON
3857.   NA03XC057   590 ALTA LOMA ROAD                              NASHVILLE                  TN    37072       DAVIDSON
3858.   NA03XC058   547 BOYDS HILLTOP DRIVE                         NASHVILLE                  TN    37115       DAVIDSON
3859.   NA03XC063   301 FORREST VALLEY                              NASHVILLE                  TN    372090000   DAVIDSON
                    DRIVE
3860.   NA03XC064   4511 KENTUCKY AVE                               NASHVILLE                  TN    37209       DAVIDSON
3861.   NA03XC073   1124 BELL ROAD                                  NASHVILLE                  TN    37013       DAVIDSON
3862.   NA03XC075   2947 BRICK CHURCH PIKE                          NASHVILLE                  TN    37207       DAVIDSON
3863.   NA03XC078   86009 LEWIS ROAD                                NASHVILLE                  TN    37221       DAVIDSON
3864.   NA03XC079   9683 HIGHWAY 96                                 NASHVILLE                  TN    37221       DAVIDSON
3865.   NA03XC083   324 RURAL HILL RD                               NASHVILLE                  TN    37217       DAVIDSON
3866.   NA03XC084   1817 12TH AVE S                                 NASHVILLE                  TN    37203       DAVIDSON
3867.   NA03XC085   ARCHER STREET                                   NASHVILLE                  TN    37203       DAVIDSON

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3868.   NA03XC088   423 A STREET                SMYRNA AIRPORT      SMYRNA                     TN    37086       RUTHERFORD
3869.   NA03XC089   SUGER FLAT ROAD &                               LEBANON                    TN    37087       WILSON
                    RAMSEY LANE
3870.   NA03XC090   2300 CABIN HILL ROAD                            NASHVILLE                  TN    37214       DAVIDSON
3871.   NA03XC152   215 MARSHALL STUART DR                          DICKSON                    TN    37055       DICKSON
3872.   NA03XC154   1337 GARTON ROAD                                DICKSON                    TN    37029       DICKSON
3873.   NA03XC155   1282 DEAL ROAD                                  DICKSON                    TN    37029       DICKSON
3874.   NA03XC177   4398 KEDRON RD                                  SPRING HILL                TN    37174       MAURY
3875.   NA03XC181   2610 PILLOW DR                                  COLUMBIA                   TN    38401       MAURY
3876.   NA03XC183   1950 RIDGECREST DR                              COLUMBIA                   TN    38401       MAURY
3877.   NA03XC184   740 BEECHCROFT ROAD                             SPRING HILL                TN    37174       MAURY
3878.   NA03XC212   5420 LONG RD                                    PORTLAND                   TN    37148       ROBERTSON
3879.   NA03XC214   3075 W STROUDVILLE RD                           CEDAR HILL                 TN    37032       MONTGOMERY
3880.   NA03XC232   6019 SHORES ROAD                                MURFREESBORO               TN    37128       RUTHERFORD
3881.   NA03XC233   110 CENTRAL VALLEY RD                           MURFREESBORO               TN    37129       RUTHERFORD
3882.   NA03XC234   2407 ROCK SPRINGS RD                            SMYRNA                     TN    37167       RUTHERFORD
3883.   NA03XC236   420 J D TODD RD                                 MURFREESBORO               TN    37129       RUTHERFORD
3884.   NA03XC237   6101 EPPS MILL ROAD                             CHRISTIANA                 TN    37037       RUTHERFORD

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3885.   NA03XC238   5020 JOE BOND TRL                               MURFREESBORO               TN    37129       RUTHERFORD
3886.   NA03XC240   3007 S RUTHERFORD BLVD                          MURFREESBORO               TN    37130       RUTHERFORD
3887.   NA03XC242   HALLS HILL PIKE                                 MURFREESBORO               TN    37130       RUTHERFORD
3888.   NA03XC243   11999 MONA RD                                   MURFREESBORO               TN    37129       RUTHERFORD
3889.   NA03XC244   7903 W BUCKEYE BOTTOM                           MURFREESBORO               TN    37129       RUTHERFORD
                    RD
3890.   NA03XC271   1208 CARTWRIGHT CIRCLE                          GOODLETTSVILLE             TN    37072       SUMNER
                    N.
3891.   NA03XC272   210 ALBERT GALLATH AVE.                         GALLATIN                   TN    37066       SUMNER
3892.   NA03XC273   505 INDIAN LAKE RD                              HENDERSONVILLE             TN    37075       SUMNER
3893.   NA03XC275   2407 ROCK SPRINGS ROAD                          GALLATIN                   TN    37066       SUMNER
3894.   NA03XC276   303 NICHOLS LANE                                GALLATIN                   TN    37066       SUMNER
3895.   NA03XC278   3979 LONG HOLLOW PIKE                           GOODLETTSVILLE             TN    37072       DAVIDSON
3896.   NA03XC302   197 SAWYER RD                                   BRENTWOOD                  TN    37027       WILLIAMSON
3897.   NA03XC303   1450 EGYPT HOLLOW RD                            FRANKLIN                   TN    37064       WILLIAMSON
3898.   NA03XC306   COLUMBIA PIKE                                   FRANKLIN                   TN    37064       WILLIAMSON
3899.   NA03XC310   7240 KINGSTON RD                                FAIRVIEW                   TN    37062       WILLIAMSON
3900.   NA03XC311   7121 HASKELL SCHOOL RD                          FAIRVIEW                   TN    37062       WILLIAMSON
3901.   NA03XC313   4800 HWY 96                                     COLLEGE GROVE              TN    37046       WILLIAMSON
3902.   NA03XC324   1128 WALLER ROAD                                BRENTWOOD                  TN    37927       WILLIAMSON

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3903.   NA03XC351   3 YORK ROAD                                     MT. JULIET                 TN    371220000   WILSON
3904.   NA03XC353   13895 LEBANON RD                                OLD HICKORY                TN    37138       WILSON
3905.   NA03XC355   4176 HICKORY RIDGE ROAD                         LEBANON                    TN    37067       WILSON
3906.   NA03XC356   990 WASHBURN BLVD.                              MT. JULIET                 TN    37122       WILSON
3907.   NA03XC365   2518 MURFREESBORO ROAD                          LEBANON                    TN    370900000   WILSON
3908.   NA03XC367   244 QUARRY LOOP ROAD                            MT. JULIET                 TN    37122       WILSON
3909.   NA03XR327   4800 HWY 96                                     COLLEGE GROVE              TN    37067       WILLIAMSON
3910.   NA13XC278   3979 LONG HOLLOW PIKE                           GOODLETTSVILLE             TN    37072       SUMNER
3911.   NA13XC372   619  WEST DUE WEST                              MADISON                    TN    37115       DAVIDSON
                    AVENUE
3912.   NA13XC377   118 LIBERTY LN                                  MADISON                    TN    37115       DAVIDSON
3913.   NA13XC381   200 32ND AVENUE                                 NASHVILLE                  TN    37209       DAVIDSON
3914.   NA13XR369   7180 HIGHWAY 100                                NASHVILLE                  TN    372210000   DAVIDSON
3915.   NA27XC003   1031 CALDWELL LANE                              NASHVILLE                  TN    37204       DAVIDSON
3916.   NA33XC042   3285 HWY 70 E                                   BURNS                      TN    37029       DICKSON
3917.   NA33XC043   1915 HWY 49 EAST                                CHARLOTTE                  TN    37036       DICKSON
3918.   NA33XC044   510 DANLEY ROAD                                 CHARLOTTE                  TN    37036       DICKSON
3919.   NA33XC046   606 SKYVIEW DRIVE                               ASHLAND CITY               TN    37015       CHEATHAM
3920.   NA33XC047   401 MT. LEBANON ROAD                            DICKSON                    TN    37055       DICKSON
3921.   NA33XC048   1035 BOYD ROAD                                  ASHLAND CITY               TN    37015       CHEATHAM

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3922.   NA33XC049   5526 ASHLAND CITY HWY                           NASHVILLE                  TN    37218       DAVIDSON
3923.   NA33XC052   5652 HWY 41 NORTH                               CEDAR HILL                 TN    37032       ROBERTSON
3924.   NA33XC055   5407 LAMONT ROAD                                SPRINGFIELD                TN    37172       ROBERTSON
3925.   NA33XC057   4167 PULASKI HIGHWAY                            CULLEOKA                   TN    38451       MAURY
3926.   NA33XC071   2923 - A SPARTA PIKE,                           LEBANON                    TN    370900000   WILSON
                    HWY. 70
3927.   NA33XC079   3285 HWY 70                                     KINGSTON SPRINGS           TN    37082       CHEATHAM
3928.   NA33XC098   INTERCHANGE 258,            209 POWER DRIVE     GORDONSVILLE               TN    385630000   SMITH
                    GORDONSVILLE HWY.
3929.   NA33XC120   411 COTTON CUNNINGHAM                           HILLSBORO                  TN    373420000   COFFEE
                    ROAD
3930.   NA33XC126   3073 LOWETOWN ROAD                              BAXTER                     TN    38544       PUTNAM
3931.   NA33XC127   2246 TAYLOR ROAD                                COOKEVILLE                 TN    38504       PUTNAM
3932.   NA33XC129   3464 MACEDONIA CENTARY                          COOKEVILLE                 TN    38506       PUTNAM
                    ROAD
3933.   NA33XC130   10420 WILMOUTH ROAD                             MONTEREY                   TN    38574       PUTNAM
3934.   NA33XC136   8007 HWY 99                                     ROCKVALE                   TN    37153       RUTHERFORD
3935.   NA33XC141   113 PARKER CHAPEL ROAD                          PORTLAND                   TN    37148       SUMNER
3936.   NA33XC163   KEDRON ROAD & HIGHWAY                           SPRING HILL                TN    37174       MAURY
                    431
3937.   NA33XC170   1020 HWY. 49 EAST                               CHARLOTTE                  TN    37036       DICKSON

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3938.   NA33XC171   LOVELL ROAD                                     ASHLAND CITY               TN    37015       CHEATHAM
3939.   NA33XC172   1008 BEARWALLOW ROAD                            ASHLAND CITY               TN    37015       CHEATHAM
3940.   NA33XC173   4429 LAHR ROAD                                  SPRINGFIELD                TN    37122       ROBERTSON
3941.   NA54XC020   1800 CAPERS AVE.                                NASHVILLE                  TN    372120000   DAVIDSON
3942.   NA54XC257   264 CRAIGMEADE DRIVE                            NASHVILLE                  TN    372140000   DAVIDSON
3943.   NA54XC259   1120-1128 OLD                                   MURFREESBORO               TN    371300000   RUTHERFORD
                    LASCASSAS DRIVE
3944.   NA54XC261   3020 BRANDAU ROAD                               HERMITAGE                  TN    370760000   DAVIDSON
3945.   NL03XC001   3230 CHETTA DR                                  METAIRIE                   LA    70003       JEFFERSON
3946.   NL03XC101   519 ORANGE ST                                   NEW ORLEANS                LA    70130       ORLEANS
3947.   NL03XC145   15254 HIGHWAY 22                                PONCHATOULA                LA    70454       TANGIPAHOA
3948.   NL03XC184   2742 B PHOENIX                                  KENNER                     LA    70062       JEFFERSON
3949.   NL03XC202   1201 S DERBIGNY ST                              NEW ORLEANS                LA    70125       ORLEANS
3950.   NL03XC206   2838 TOURO ST                                   NEW ORLEANS                LA    70122       ORLEANS
3951.   NL03XC305   249 KLEIN ST                                    WESTWEGO                   LA    70094       JEFFERSON
3952.   NL03XC306   4547 WILLIAMS ROAD                              KENNER                     LA    70065       JEFFERSON
3953.   NL03XC311   2130 GAUSE BLVD W                               SLIDELL                    LA    70460       ST. TAMMANY
3954.   NL03XC313   2539 MANHATTAN BLVD #                           HARVEY                     LA    70058       JEFFERSON
                    100
3955.   NL03XC316   6311 HIGHWAY 1090                               PEARL RIVER                LA    70452       ST. TAMMANY
3956.   NL03XC317   33250 YOUNG DR                                  SLIDELL                    LA    70460       ST. TAMMANY

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3957.   NL03XC318   29666 BERRY TODD RD                             LACOMBE                    LA    70445       ST. TAMMANY
3958.   NL03XC319   632 FLORIDA                                     MANDEVILLE                 LA    70448       ST. TAMMANY
3959.   NL03XC327   14850 INTRACOASTAL DR                           NEW ORLEANS                LA    70129       ORLEANS
3960.   NL03XC328   31355 S TRANQUILITY RD                          LACOMBE                    LA    70445       ST. TAMMANY
3961.   NL03XC331   350 N MILITARY RD                               SLIDELL                    LA    70461       ST. TAMMANY
3962.   NL03XC335   2303 LONESOME RD                                MANDEVILLE                 LA    70448       ST. TAMMANY
3963.   NL03XC337   5491 HIGHWAY 22                                 MADISONVILLE               LA    70471       ST. TAMMANY
3964.   NL03XC338   24230 HIGHWAY 1088                              MANDEVILLE                 LA    70448       ST. TAMMANY
3965.   NL03XC339   60356 S. PONTCHARTRAIN                          LACOMBE                    LA    70445       ST. TAMMANY
                    DRIVE
3966.   NL03XC341   59424 SUE DR                                    LACOMBE                    LA    70445       ST. TAMMANY
3967.   NL03XC343   NORTHSIDE DR                                    SLIDELL                    LA    70460       ST. TAMMANY
3968.   NL03XC344   1806 CORBIN RD                                  HAMMOND                    LA    70403       TANGIPAHOA
3969.   NL03XC345   714 E I 10 SERVICE RD                           SLIDELL                    LA    70461       ST. TAMMANY
3970.   NL03XC352   54154 HIGHWAY 90                                SLIDELL                    LA    70461       ST. TAMMANY
3971.   NL03XC356   6202 AIRLINE DR                                 METAIRIE                   LA    70003       JEFFERSON
3972.   NL03XC357   310 CHOWZE BEACH ROAD                           SLIDELL                    LA    70458       ST. TAMMANY
3973.   NL03XC358   52246 HIGHWAY 90                                SLIDELL                    LA    70461       ST. TAMMANY
3974.   NL03XC363   45 WEST LAGOON DR.                              NEW ORLEANS                LA    70124       ORLEANS
3975.   NL03XC364   72209 JOSEPHINE STREET                          ABITA SPRINGS              LA    70420       ST. TAMMANY

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3976.   NL03XC407   3943 N. CAUSEWAY                                METAIRIE                   LA    70002       JEFFERSON
                    BLVD., UNIT MM 9.1
3977.   NL03XC408   3943 N. CAUSEWAY BLVD.,                         METAIRIE                   LA    700021727   JEFFERSON
                    UNIT MM 16.9
3978.   NL03XC412   31446 HWY. 51                                   PORT MANCHAC               LA    70454       TANGIPAHOA
3979.   NL03XC414   6023 HIGHWAY 51                                 RUDDOCK                    LA    70068       ST. JOHN THE
                                                                                                                 BAPTIST
3980.   NL03XC415   22130 WITTIE RD                                 PONCHATOULA                LA    70454       TANGIPAHOA
3981.   NL03XC501   19753 CHEF MENTEUR HWY                          NEW ORLEANS                LA    70129       ORLEANS
                    # A
3982.   NL03XC505   186 VANS LN                                     DESTREHAN                  LA    70047       ST. CHARLES
3983.   NL03XC507   13898 I-10 SERVICE ROAD                         NEW ORLEANS                LA    70128       ORLEANS
3984.   NL03XC508   5051 LIVE OAK BLVD                              WESTWEGO                   LA    70094       JEFFERSON
3985.   NL03XC510   124 RTC DR                                      RESERVE                    LA    70084       ST. JOHN THE
                                                                                                                 BAPTIST
3986.   NL03XC511   400 WOODLAND DR                                 LA PLACE                   LA    70068       ST. JOHN THE
                                                                                                                 BAPTIST
3987.   NL03XC512   644 BERNARD AVENUE                              AMA                        LA    70031       ST. CHARLES
3988.   NL13XC095   4421 CHASTANT                                   METAIRIE                   LA    70001       JEFFERSON
3989.   NL13XC097   3559 PETERS ROAD                                HARVEY                     LA    700581830   ORLEANS
3990.   NL13XC100   3315 JEFFERSON HIGHWAY                          JEFFERSON                  LA    70121       JEFFERSON
3991.   NL13XC104   424 SOUTH ANTHONY STREET                        NEW ORLEANS                LA    70119       ORLEANS

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

3992.   NL13XC105   8301 AIRLINE HIGHWAY        8301-8652           METAIRIE                   LA    70003       JEFFERSON
                                                AIRLINE HIGHWAY
3993.   NL13XC106   2001 W. ESPLANADE AVE.                          KENNER                     LA    70065       JEFFERSON
3994.   NL13XC107   4300 OLD GENTILLY ROAD                          NEW ORLEANS                LA    70126       ORLEANS
3995.   NL13XC110   14784 HWY 90 EAST                               PARADIS                    LA    70080       ST. CHARLES
3996.   NL13XC111   7123 FORSHEY                                    NEW ORLEANS                LA    701250000   ORLEANS
3997.   NL13XC114   1029 ORETHA CASTLE          HALEY BLVD.         NEW ORLEANS                LA    70113       ORLEANS
3998.   NL13XC115   1520 WEST CAUSEWAY                              MANDEVILLE                 LA    70471       ST. TAMMANY
                    APPROACH
3999.   NL13XC118   5247 VETERANS BLVD.                             METAIRIE                   LA    700060000   JEFFERSON
4000.   NL13XC125   723 WEBSTER STREET                              KENNER                     LA    700630000   JEFFERSON
4001.   NL13XC128   3100 NORTH ARNOULT RD                           METAIRIE                   LA    700024717   ORLEANS
4002.   NL13XC129   1201 N CLAIBORNE AVENUE                         NEW ORLEANS                LA    701160000   ORLEANS
4003.   NL13XC131   2320 FIRST ST                                   NEW ORLEANS                LA    701270000   ORLEANS
4004.   NL13XC499   3704 ROBERTSON ST                               METAIRIE                   LA    70001       JEFFERSON
4005.   NL13XC500   916 DAKIN ST.                                   METAIRIE                   LA    70121       JEFFERSON
4006.   NL13XC502   200 BLOCK OF DUFOSSAT ST                        NEW ORLEANS                LA    701150000   ORLEANS
4007.   NL13XC503   901 MANHATTEN BLVD.                             HARVEY                     LA    70058       JEFFERSON
4008.   NL13XC504   2533 COLUMBUS ST.                               NEW ORLEANS                LA    70119       ORLEANS

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4009.   NL13XC505   5700 CROWDER BLVD.                              NEW ORLEANS                LA    70112       ORLEANS
4010.   NL13XC509   1801 W. AIRLINE HIGHWAY                         LA PLACE                   LA    70068       ST. JOHN THE
                                                                                                                 BAPTIST
4011.   NL13XC511   1951 AMES BLVD.                                 MARRERO                    LA    70093       JEFFERSON
4012.   NL23XC457   9823 HIGHWAY 23                                 BELLE CHASSE               LA    700374405   PLAQUEMINES
4013.   NL23XC458   3216 BARATARIA BLVD.                            ESTELLE                    LA    70058       JEFFERSON
4014.   NL33XC002   77777 HIGHWAY 21                                BUSH                       LA    70431       ST. TAMMANY
4015.   NL33XC003   82286 HWY 25                                    FOLSOM                     LA    70437       ST. TAMMANY
4016.   NL33XC004   67835 HIGHWAY 41                                PEARL RIVER                LA    70452       ST. TAMMANY
4017.   NL33XC006   16033 KUHN ROAD                                 COVINGTON                  LA    70435       ST. TAMMANY
4018.   NL33XC008   7611 HIGHWAY 18                                 ST. JAMES                  LA    70086       ST. JAMES
4019.   NL33XC020   341 MARTIN LUTHER KING                          BOGALUSA                   LA    70437       WASHINGTON
                    JR. DRIVE
4020.   NL33XC028   2049 RAILROAD AVENUE                            LUTCHER                    LA    70071       ST. JAMES
4021.   NL33XC031   100 CONFEDERATE AKOM                            ABITA SPRINGS              LA    704200000   ST. TAMMANY
                    DRIVE
4022.   NL33XC133   77130 MONEY HILL PKWY                           ABITA SPRINGS              LA    704200000   ST. TAMMANY
4023.   NL33XC134   81694 HIGHWAY 21                                BUSH                       LA    704200000   ST. TAMMANY
4024.   NL33XC135   HWY 41                                          TALISHEEK                  LA    704640000   ST. TAMMANY
4025.   NL33XC136   70164 ATLAS RD                                  PEARL RIVER                LA    704520000   ST. TAMMANY
4026.   NL33XC138   28932 HWY 23                                    PORT SULFER                LA    700930000   PLAQUEMINES
4027.   NL43XC600   6600 I-10 SERVICE ROAD                          NEW ORLEANS                LA    701260000   ORLEANS

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4028.   NL54XC612   1234 HWY 26 EAST                                POPLARVILLE                MS    394700000   PEARL RIVER
4029.   NL54XC613   68 LESTER SEAL RD.                              POPLARVILLE                MS    394700000   PEARL RIVER
4030.   NL54XC618   9075 HIGHWAY 18                                 ST. JAMES                  LA    700867651   ST. JAMES
4031.   NL54XC625   13209 HWY 190                                   COVINGTON                  LA    704350000   ST. TAMMANY
4032.   NL54XC636   2601 GENTILLY BLVD #S                           NEW ORLEANS                LA    701223043   ORLEANS
4033.   NL54XC640   3039 CONTI ST                                   NEW ORLEANS                LA    701195407   ORLEANS
4034.   NL54XC641   701 METAIRIE ROAD                               METAIRIE                   LA    700050000   JEFFERSON
4035.   NL54XC644   70321 HWY 59                                    ABITA SPRINGS              LA    704200000   ST. TAMMANY
4036.   NL54XC645   901B BRIDGE CITY AVE                            BRIDGE CITY                LA    700940000   JEFFERSON
4037.   NL54XC651   1708 ORPHEUM                                    METAIRIE                   LA    700050000   JEFFERSON
4038.   NL54XC654   2339 TCHOUPITOULAS ST                           NEW ORLEANS                LA    701300000   ORLEANS
4039.   NL54XC657   30040 HWY 36                                    LACOMBE                    LA    704450000   ST. TAMMANY
4040.   NM03XC001   102 LITTLE POND RD                              CONCORD                    NH    03301       MERRIMACK
4041.   NM03XC002   58 LOCKE RD                                     CONCORD                    NH    03301       MERRIMACK
4042.   NM03XC004   217 FISHERVILLE RD                              PENACOOK                   NH    03303       MERRIMACK
4043.   NM03XC006   COLES HILL ROAD                                 WELLS                      ME    04090       YORK
4044.   NM03XC007   734 ROUTE 3A                                    BOW                        NH    03304       MERRIMACK
4045.   NM03XC008   16 GOSSELIN AVE                                 HOOKSETT                   NH    03106       MERRIMACK
4046.   NM03XC011   55 CONSTITUTION DR                              BEDFORD                    NH    031100000   HILLSBOROUGH
4047.   NM03XC014   909 EAST INDUSTRIAL                             MANCHESTER                 NH    03104       HILLSBOROUGH
                    PARK DRIVE

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4048.   NM03XC016   CLARK ROAD                                      LONDONDERRY                NH    03053       ROCKINGHAM
4049.   NM03XC017   328 ROUTE 101                                   BEDFORD                    NH    03110       HILLSBOROUGH
4050.   NM03XC019   39 SEWALLS PASTER RD.                           YORK                       ME    03909       YORK
4051.   NM03XC022   106 MAIN ST                                     RAYMOND                    NH    03077       ROCKINGHAM
4052.   NM03XC024   36 GUINEA RD                                    EXETER                     NH    03833       ROCKINGHAM
4053.   NM03XC025   SOUTH ROAD                                      NORTH HAMPTON              NH    03862       ROCKINGHAM
4054.   NM03XC026   10 TOWER PLACE                                  GREENLAND                  NH    03840       ROCKINGHAM
4055.   NM03XC029   SPUR ROAD                                       DOVER                      NH    03820       STRAFFORD
4056.   NM03XC037   ABBEY SAWYER ROAD                               DOVER                      NH    03820       STRAFFORD
4057.   NM03XC038   38 PARSONS LANE                                 DOVER                      NH    03820       STRAFFORD
4058.   NM03XC039   WADLEIGH ROAD                                   ROCHESTER                  NH    03867       STRAFFORD
4059.   NM03XC040   103 WALNUT ST                                   ROCHESTER                  NH    03867       STRAFFORD
4060.   NM03XC043   533 US ROUTE 1                                  KITTERY                    ME    03904       YORK
4061.   NM03XC044   518 TATNIC ROAD                                 WELLS                      ME    04090       YORK
4062.   NM03XC045   750 DANIEL WEBSTER                              MERRIMACK                  NH    03054       HILLSBOROUGH
                    HIGHWAY
4063.   NM03XC046   2 ASH ST                                        LONDONDERRY                NH    03053       ROCKINGHAM
4064.   NM03XC048   505 AMHERST ST                                  NASHUA                     NH    03063       HILLSBOROUGH
4065.   NM03XC049   1617 SOUTHWOOD DR                               NASHUA                     NH    03063       HILLSBOROUGH
4066.   NM03XC051   237 MAIN DUNSTABLE RD                           NASHUA                     NH    03062       HILLSBOROUGH
4067.   NM03XC052   840 W HOLLIS ST                                 NASHUA                     NH    03062       HILLSBOROUGH
4068.   NM03XC053   39 ORCHARD AVENUE                               NASHUA                     NH    03060       HILLSBOROUGH

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4069.   NM03XC054   54 LOCUST AVE # 56                              TYNGSBORO                  MA    01879       MIDDLESEX
4070.   NM03XC057   PORTLAND RD, US RT #1                           ARUNDEL                    ME    04046       YORK
4071.   NM03XC059   MOUNTAIN ROAD                                   ARUNDEL                    ME    04046       YORK
4072.   NM03XC063   EASTERN ROAD                                    SCARBOROUGH                ME    04074       CUMBERLAND
4073.   NM03XC066   WARREN AVE                                      PORTLAND                   ME    04103       CUMBERLAND
4074.   NM03XC068   503 PERSUMPSCOT ST                              PORTLAND                   ME    04103       CUMBERLAND
4075.   NM03XC072   EPPING ROAD                                     EXETER                     NH    03833       ROCKINGHAM
4076.   NM03XC074   137 TOWER RD                                    LOUDON                     NH    03307       MERRIMACK
4077.   NO03XC501   12996 NETTLES DR                                NEWPORT NEWS               VA    23602       NEWPORT NEWS CITY
4078.   NO03XC502   100 CITY FARM LANE                              NEWPORT NEWS               VA    236020000   NEWPORT NEWS CITY
4079.   NO03XC507   3099 NASA DRIVE                                 HAMPTON                    VA    23666       HAMPTON CITY
4080.   NO03XC513   1011 LITTLE BLACK RIVER                         HAMPTON                    VA    23669       HAMPTON CITY
4081.   NO03XC526   4422 PRINCESS ANNE RD                           VIRGINIA BEACH             VA    23462       VIRGINIA BEACH CITY
4082.   NO03XC528   553 CENTRAL DR                                  VIRGINIA BEACH             VA    23454       VIRGINIA BEACH CITY
4083.   NO03XC532   HIGHWAY 279                                     VIRGINIA BEACH             VA    23454       VIRGINIA BEACH CITY
4084.   NO03XC551   6267 PROFESSIONAL DRIVE                         GLOUCESTER                 VA    23061       GLOUCESTER
4085.   NO03XC558   FT.STORY ARMY BASE,                             VIRGINIA BEACH             VA    234510000   VIRGINIA BEACH CITY
                    COAST ARTILLERY RD.
4086.   NO03XC581   2921 N LANDING RD                               VIRGINIA BEACH             VA    23456       VIRGINIA BEACH CITY

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4087.   NO03XC600   4164 PRUDEN BLVD                                SUFFOLK                    VA    23434       SUFFOLK CITY
4088.   NO03XC602   1707 LAWSON RD                                  VIRGINIA BEACH             VA    23455       VIRGINIA BEACH CITY
4089.   NO03XC606   1537 GENERAL BOOTH BLVD                         VIRGINIA BEACH             VA    23454       VIRGINIA BEACH CITY
4090.   NO03XC614   3053 NANSEMOND PKWY                             SUFFOLK                    VA    23434       SUFFOLK CITY
4091.   NO03XC616   314 WALLER MILL RD                              WILLIAMSBURG               VA    23185       YORK
4092.   NO03XC621   829 GOOSLEY RD                                  YORKTOWN                   VA    23690       YORK
4093.   NO03XC624   503 BACK CREEK RD                               SEAFORD                    VA    23696       YORK
4094.   NO03XC643   3573 FERRY RD                                   SUFFOLK                    VA    23435       SUFFOLK CITY
4095.   NO03XC660   13244 WINDSOR BLVD                              WINDSOR                    VA    23487       ISLE OF WIGHT
4096.   NO03XC662   4726 BALLAHACK RD                               CHESAPEAKE                 VA    23322       CHESAPEAKE CITY
4097.   NO03XC664   3324 SOUTH BATTLEFIELD                          CHESAPEAKE                 VA    23322       CHESAPEAKE CITY
                    BOULEVARD
4098.   NO23XC003   1300 DIAMOND SPRINGS                            VIRGINIA BEACH             VA    234550000   VIRGINIA BEACH CITY
                    ROAD
4099.   NO23XC005   331 BIG BETHEL RD &                             HAMPTON                    VA    236630000   YORK
                    3422 SUNNYSIDE DRIVE
4100.   NO25XC001   15318-A WARWICK                                 NEWPORT NEWS               VA    236080000   NEWPORT NEWS CITY
                    BOULEVARD
4101.   NO33XC017   ROUTE 198                                       SOLES                      VA    23050       MATHEWS
4102.   NO54XC011   484 DAM NECK ROAD                               VIRGINIA BEACH             VA    234540000   VIRGINIA BEACH CITY

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4103.   NO54XC014   7940 SHORE DRIVE                                NORFOLK                    VA    235180000   NORFOLK CITY
4104.   NO54XC026   1910 CAMPOSTELLA ROAD                           CHESAPEAKE                 VA    233240000   CHESAPEAKE CITY
4105.   NY03XC005   186 ROOSEVELT AVE                               CARTERET                   NJ    07008       MIDDLESEX
4106.   NY03XC006   295 CLOSTER DOCK RD                             CLOSTER                    NJ    07624       BERGEN
4107.   NY03XC013   118 VICTORY                                     SPRINGFIELD                NJ    07081       UNION
4108.   NY03XC037   LOGAN ROAD                                      BRIDGEWATER                NJ    08807       SOMERSET
4109.   NY03XC045   160 BAEKELAND AVE                               MIDDLESEX                  NJ    08846       MIDDLESEX
4110.   NY03XC052   WESTON MILLS ROUTE 1 &                          NORTH BRUNSWICK            NJ    08903       MIDDLESEX
                    COLLEGE FARM ROAD
4111.   NY03XC056   174 US HIGHWAY 206 S                            SOMERVILLE                 NJ    08876       SOMERSET
4112.   NY03XC062   790 JEFFERSON AVE                               UNION                      NJ    07083       UNION
4113.   NY03XC067   710 W LINDEN AVE                                LINDEN                     NJ    07036       UNION
4114.   NY03XC068   ROUTE 206                                       BELLE MEAD                 NJ    08502       SOMERSET
4115.   NY03XC073   175 MORRISTOWN ROAD                             BERNARDS TOWNSHIP          NJ    07920       SOMERSET
4116.   NY03XC084   701 ROUTE 202/206                               BRIDGEWATER                NJ    08807       SOMERSET
4117.   NY03XC097   1515 LIVINGSTON AVENUE                          NORTH BRUNSWICK            NJ    08902       MIDDLESEX
4118.   NY03XC106   DPW SITE                    MARGINAL RD.        ORADELL                    NJ    07649       BERGEN
4119.   NY03XC128   FRANKLIN LAKES              DEKORTE DRIVE       Franklin Lakes             NJ    074170000   BERGEN
                    MUNICIPAL COMPLEX

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4120.   NY03XC129   VALLEY RD                                       West Orange                NJ    070520000   ESSEX
4121.   NY03XC135   125 KINGSLAND AVE                               CLIFTON                    NJ    07014       PASSAIC
4122.   NY03XC137   80 BOMONT PL                                    TOTOWA                     NJ    07512       PASSAIC
4123.   NY03XC148   198 N WASHINGTON AVENUE                         BERGENFIELD                NJ    07621       BERGEN
4124.   NY03XC149   193 GROVE STREET                                TENAFLY                    NJ    07670       BERGEN
4125.   NY03XC155   97 YAWPO AVE                                    OAKLAND                    NJ    07436       BERGEN
4126.   NY03XC157   WYCKOFF AVENUE                                  WALDWICK                   NJ    07463       BERGEN
4127.   NY03XC162   CANNICI DRIVE                                   RINGWOOD                   NJ    07456       PASSAIC
4128.   NY03XC167   WANAQUE WATER TANK          4TH AVENUE          BOROUGH OF WANAQUE         NJ    074650000   PASSAIC
                    PROPERTY
4129.   NY03XC168   1105 ROUTE 23 SOUTH                             WAYNE                      NJ    07470       PASSAIC
4130.   NY03XC191   NORMANDY ROAD                                   MIDDLETOWN                 NJ    07748       MONMOUTH
4131.   NY03XC193   607 FRANKLIN TURNPIKE                           RIDGEWOOD                  NJ    074500000   BERGEN
4132.   NY03XC194   820 LACEY ROAD                                  FORKED RIVER               NJ    08731       OCEAN
4133.   NY03XC206   1-287 REST AREA                                 Harding                    NJ    079600000   MORRIS
4134.   NY03XC208   CORNER OF ROUTES 18 &                           COLTS NECK                 NJ    07722       MONMOUTH
                    34
4135.   NY03XC241   BLOCK 168, LOT 25                               WEST ORANGE                NJ    07052       ESSEX
                    SAINT CLOUD AVENUE
4136.   NY03XC245   ROUTE 80 AND MT., HOPE                          ROCKAWAY                   NJ    97866       MORRIS
                    AVE
4137.   NY05XC612   116TH AVENUE VAN WYCK                           OZONE PARK                 NY    114200000   QUEENS
                    ROAD

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4138.   NY06XC392   ROUTE 17 BOX 974                                TUXEDO                     NY    10987       ORANGE
4139.   NY06XC393   1920 ROUTE 52                                   EAST FISHFILL              NY    12533       DUTCHESS
4140.   NY06XC396   RALLEYE CHEVEROLETTE                            CENTRAL VALLEY             NY    10926       ORANGE
4141.   NY06XC397   MEADOW HILL DRIVE                               NEWBURGH                   NY    12550       ORANGE
4142.   NY06XC404   SPRAIN RD./OLD SPRAIN RD.   320 TARRYTOWN       TOWN OF GREENBURGH         NY    10527       WESTCHESTER
                                                ROAD
4143.   NY06XC405   609 SAW MILL RIVER RD                           ELMSFORD                   NY    10523       WESTCHESTER
4144.   NY06XC413   57 FULLERTON AVE                                YONKERS                    NY    10704       WESTCHESTER
4145.   NY06XC416   DARBY STREET (EAST                              YORKTOWN                   NY    10598       WESTCHESTER
                    SIDE)
4146.   NY06XC419   612 CORPORATE WAY                               VALLEY COTTAGE             NY    109890000   ROCKLAND
4147.   NY06XC425   1001 WHITE PLAINS POST                          SCARSDALE                  NY    105830000   WESTCHESTER
                    ROAD
4148.   NY06XC430   FERNIMORE RD & PIPE                             GREENSBURGH                NY    10530       WESTCHESTER
                    LINE RD
4149.   NY06XC435   33 DEMARTINO AVE                                YONKERS                    NY    10703       WESTCHESTER
4150.   NY06XC438   20 COMMERCE STREET                              HAWTHORNE                  NY    10532       WESTCHESTER
4151.   NY06XC461   ROUTE 303                                       ORANGEBURG                 NY    10962       ROCKLAND
4152.   NY06XC470   11 NEW HEMPSTEAD RD                             NEW CITY                   NY    10956       ROCKLAND
4153.   NY06XC473   5 Green lane                                    Bedford                    NY    10507       Westchester
4154.   NY06XC474   ROUTE 17 NORTH              1 BRIDGE STREET     RAMAPO                     NY    109510000   ROCKLAND
4155.   NY06XC482   WOODLAND AVENUE (EAST                           YORKTOWN                   NY    10596       WESTCHESTER
                    SIDE)

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4156.   NY06XC494   1181 RT. 6                                      CARMEL                     NY    105120000   PUTNAM
4157.   NY06XC495   ROUTE 22                                        TOWN OF SOUTHEAST          NY    10509       PUTNAM
4158.   NY07XC704   607 MIDDLE COUNTRY ROAD                         Coram                      NY    117270000   SUFFOLK
4159.   NY07XC722   SERVICE ROAD-SOUTH OF                           NORTH HILL                 NY    11576       NASSAU
                    LONG ISLAND EXPRESSWAY
4160.   NY07XC742   2415 JERUSALEM AVENUE                           NORTH BELLMORE             NY    11712       NASSAU
4161.   NY07XC748   1 STORE HILL RD                                 OLD WESTBURY               NY    11568       NASSAU
4162.   NY07XC757   DEFENSE HILL ROAD                               BROOKHAVEN                 NY    11786       SUFFOLK
4163.   NY07XC761   6182 SOUND AVENUE                               NORTHVILLE                 NY    119010000   SUFFOLK
4164.   NY07XC765   FRESH POND AVE/ SOUND                           RIVERHEAD                  NY    11933       SUFFOLK
                    AVE
4165.   NY07XC772   #3 BOXER COURT                                  HUNTINGTON                 NY    11743       SUFFOLK
4166.   NY07XC786   121 ALBANY AVENUE                               LINDHURST                  NY    11757       SUFFOLK
4167.   NY07XC790   350 KENNEDY BLVD                                SMITHTOWN                  NY    11780       SUFFOLK
4168.   NY13XC222   540 ROUTE 31 & 202                              WEST AMWELL                NJ    08551       HUNTERDON
4169.   NY13XC225   356 HIGHWAY 31                                  FLEMINGTON                 NJ    088220000   HUNTERDON
4170.   NY15XC326   4138 BOSTON ROAD                                BRONX                      NY    10475       BRONX
4171.   NY15XC671   207-05 LINDEN BLVD.                             CAMBRIA HEIGHTS            NY    11411       QUEENS

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4172.   NY16XC381   1924 ROUTE 9                                    GARRISON                   NY    10524       WESTCHESTER
4173.   NY16XC388   WOODBURY CEMETERY           455 ROUTE 32,       TOWN OF WOODBURY           NY    10930       ORANGE
                                                HIGHLAND MILLS
4174.   NY16XC390   NYS ROUTE 17                                    TUXEDO                     NY    109870000   ORANGE
4175.   NY23XC017   SIX FLAGS BLVD.                                 JACKSON                    NJ    085270000   OCEAN
4176.   NY23XC218   2980 ROUTE 10                                   PARSIPPANY-TROY HILLS      NJ    070540000   MORRIS
4177.   NY23XC265   800-1212 SO. 2ND                                PLAINFIELD                 NJ    070630000   UNION
                    STREET.
4178.   NY23XC270   602 ROUTE 1 & 9                                 NEWARK                     NJ    071140000   ESSEX
4179.   NY23XC283   HOWARD JOHNSON HOTEL        20-36 FRONTAGE      NEWARK                     NJ    07114       ESSEX
                                                ROAD
4180.   NY23XC294   1020 ROUTE 18N                                  EAST BRUNSWICK             NJ    088160000   MIDDLESEX
4181.   NY23XC512   2170 STANLEY TERRACE                            UNION                      NJ    070830000   UNION
4182.   NY23XC527   3100 DELL AVENUE            BLOCK 68B OR        NORTH BERGEN               NJ    070470000   HUDSON
                                                69B; LOT . . .
                                                TBD
4183.   NY23XC528   23-25 WHITNEY STREET                            NEWARK                     NJ    071060000   ESSEX
4184.   NY25XC582   104-20 150TH ST                                 QUEENS                     NY    114354924   QUEENS
4185.   NY27XC345   652 UNION AVENUE                                HOLTSVILLE                 NY    117421439   SUFFOLK
4186.   NY27XC351   133-33 BROOKVILLE                               NEW YORK                   NY    114130000   QUEENS
                    BOULEVARD
4187.   NY27XC678   1370 FRANKTON STREET                            VALLEY STREAM              NY    115812204   NASSAU
4188.   NY27XC690   1 SHELTER ROCK                                  ROSLYN                     NY    115760000   NASSAU

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4189.   NY27XC696   2179 Route 112                                  Medford                    NY    11763       Suffolk
4190.   NY33XC026   SANDERS LANE                                    GREENE                     PA    18426       PIKE
4191.   NY33XC029   LAKESHORE DRIVE                                 PAUPACK                    PA    18438       WAYNE
                    (SR2002)
4192.   NY33XC141   25 KINNELON ROAD/RT. 23                         KINNELON                   NJ    074050000   MORRIS
4193.   NY33XC144   INTERSECTION ECHO LAKE                          CHARLOTTSBURG              NJ    074350000   PASSAIC
                    DRIVE & ROUTE 23
4194.   NY33XC145   780 STATE ROUTE 15                              JEFFERSON TOWNSHIP         NJ    078490000   MORRIS
                    NORTH
4195.   NY33XC154   OFF INTERNATIONAL DRIVE     IN THE              MT. OLIVE                  NJ    078280000   MORRIS
                                                INTERNATIONAL
                                                TRADE ZONE
4196.   NY33XC167   BEAT RUN ROAD (T- 369)                          HAWLEY                     PA    18428       PIKE
4197.   NY33XC193   729 SOUTH MAIN ROAD                             DORRANCE TOWNSHIP          PA    18707       LUZERNE
                    (SR-2045)
4198.   NY33XC203   348 WEST/435 SOUTH                              MOSCOW                     PA    18444       LACKAWANNA
4199.   NY33XC216   ESNA DRIVE                                      WASHINGTON                 NJ    078400000   MORRIS
4200.   NY33XC218   ROUTE 31 NORTH, BLOCK                           WASHINGTON                 NJ    07882       WARREN
                    37 LOT 3
4201.   NY33XC233   6500 TOLLGATE ROAD                              ZIONSVILLE                 PA    18092       LEHIGH
4202.   NY33XC315   GREENWOOD AVE AND                               MIDLAND PARK               NJ    07432       BERGEN
                    WITTE DR.
4203.   NY33XC318   1 COOPERS WAY (2300                             FAIRLAWN                   NJ    07410       BERGEN
                    BERDAN AVENUE)

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4204.   NY33XC324   N. BROAD STREET &                               HILLSIDE                   NJ    07205       BERGEN
                    CENTRAL AVENUE
4205.   NY33XC325   86 RIVER ROAD                                   MONTVILLE                  NJ    07045       MORRIS
4206.   NY33XC331   ROUTE 24 EASTBOUND                              FLORHAM PARK               NJ    079320000   MORRIS
4207.   NY33XC336   312 SOUTH INMAN AVENUE                          WOODBRIDGE                 NJ    07001       MIDDLESEX
                    & DOUGLAS STREET
4208.   NY33XC337   2844 ROUTE 27                                   NORTH BRUNSWICK            NJ    08902       MIDDLESEX
4209.   NY33XC340   2180 ROUTE 9                                    TOMS RIVER                 NJ    087550000   OCEAN
4210.   NY33XC342   94 MANTOLOKING RD                               BRICK                      NJ    08723       OCEAN
4211.   NY33XC800   4801 KERNSVILLE ROAD                            OREFIELD                   PA    18069       LEHIGH
4212.   NY33XC806   INTERSECTION OF                                 STOCKERTOWN                PA    18083       NORTHAMPTON
                    HIGHWAY 191 & 33
4213.   NY33XC807   7662 CHURCH STREET                              ALBURTIS                   PA    18011       LEHIGH
4214.   NY33XC811   775 FURNACE STREET                              EMMAUS                     PA    18049       LEHIGH
4215.   NY33XC812   ROUTE 534                                       WHITE HAVEN                PA    18602       LUZERNE
4216.   NY33XC814   5314 EGYPT ROAD                                 VILLAGE OF LAURY'S         PA    18059       LEHIGH
                                                                    STATIO
4217.   NY33XC816   3880 LEHIGH STREET                              WHITEHALL TOWNSHIP         PA    180523405   LEHIGH
4218.   NY33XC819   1700 SOUTH 4TH STREET                           ALLENTOWN                  PA    18104       LEHIGH
4219.   NY33XC827   SPRINGFIELD STREET                              COOPERSGURG                PA    18036       BUCKS

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4220.   NY33XC830   HC 2, BOX 2996                                  JIM THORPE (PENN           PA    18229       CARBON
                                                                    FOREST)
4221.   NY33XC846   560 MINE LANE ROAD                              EASTON                     PA    18042       NORTHAMPTON
4222.   NY33XC847   860 ISLAND PARK ROAD                            EASTON                     PA    195180000   NORTHAMPTON
4223.   NY33XC849   1995 LEITHSVILLE ROAD                           HELLERTOWN                 PA    180550000   NORTHAMPTON
4224.   NY33XC850   70 HILTON STREET                                EASTON                     PA    18042       NORTHAMPTON
4225.   NY33XC858   STILL VALLEY ROAD           BLOCK 78, LOT 5     PHILLIPSBURG               NJ    088650000   WARREN
4226.   NY33XC909   195 SLOCUM STREET                               SWOYERSVILLE               PA    187042935   LUZERNE
4227.   NY33XC910   200 WEST 8TH STREET                             WYOMING                    PA    186441610   LUZERNE
4228.   NY33XC915   490 EAST EMPIRE STREET                          WILKES-BARRE               PA    187026144   LUZERNE
4229.   NY33XC916   871 MAIN STREET                                 NANTICOKE                  PA    18634       LUZERNE
4230.   NY33XC926   MONAGHAN ROAD                                   DUNMORE                    PA    185090000   LACKAWANNA
4231.   NY33XC927   LEMCO STREET EXTENSION                          OLYPHANT                   PA    184470000   LACKAWANNA
4232.   NY33XC932   STEPHENSON STREET                               DURYEA                     PA    186420000   LUZERNE
4233.   NY33XC933   301 GENET STREET                                SCRANTON                   PA    185050000   LACKAWANNA
4234.   NY33XC935   99 UNION STREET                                 SCRANTON                   PA    185181447   LACKAWANNA
4235.   NY33XC936   #3 STAUFFER INDUSTRIAL                          SCRANTON                   PA    18504       LACKAWANNA
                    PARK
4236.   NY33XC944   630 MORGAN HWY.                                 TOWNSHIP OF SOUTH          PA    184110000   LACKAWANNA
                                                                    ABINGTO

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4237.   NY33XC957   225 KIWANIS BOULEVARD                           WEST HAZLETON              PA    182010000   LUZERNE
4238.   NY33XC965   384 ROUTE #22 WEST P.O.                         WHITE HOUSE                NJ    08888       HUNTERDON
                    BOX #246
4239.   NY33XC967   207 WATERLOO WAY VALLEY                         MT. OLIVE                  NJ    074610000   MORRIS
                    RD
4240.   NY33XC973   130 HELLER ROAD                                 JOHNSONBURG                NJ    07846       WARREN
4241.   NY33XC976   1120 TURKEY RIDGE ROAD                          PORTLAND                   PA    18351       NORTHAMPTON
4242.   NY33XC981   440 ROUTE 10 WEST           BLOCK 7402, LOT 7   HANOVER TOWNSHIP           NJ    079810000   MORRIS
4243.   NY33XC985   106 ROUTE 23 NORTH                              RIVERDALE                  NJ    078340000   MORRIS
4244.   NY33XC987   3 RAMSEYBURG ROAD                               KNOWLTON                   NJ    078330000   WARREN
4245.   NY33XC988   100 PORT MURRAY ROAD                            PORT MURRAY                NJ    078650000   MORRIS
4246.   NY33XC989   3522 ROUTE 23                                   Stockholm                  NJ    074600000   PASSAIC
4247.   NY54XC004   1275 SOUTH CEDAR CREST                          ALLENTOWN                  PA    181030000   LEHIGH
                    BOULEVARD
4248.   NY54XC024   7000 Herber Road                                New Tripoli                PA    18066       LEHIGH
4249.   NY54XC032   5992 ROUTE 378                                  CENTER VALLEY              PA    180340000   LEHIGH
4250.   NY54XC369   115 HAWKINS PLACE           BLOCK 118. LOT 1.   BOONTON                    NJ    070051127   MORRIS
4251.   NY54XC385   372 GREENPOND ROAD                              ROCKAWAY                   NJ    078660000   MORRIS
4252.   NY54XC390   12 PARKER ROAD                                  LONG VALLEY                NJ    078530000   MORRIS
4253.   NY54XC432   280 PLEASANT VALLEY ROAD                        WEST ORANGE                NJ    070520000   ESSEX
4254.   NY54XC470   RTE 287 N, MILE POST                            MORRIS TOWNSHIP            NJ    079600000   MORRIS
                    34.61

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4255.   NY54XC476   331 DOVER CHESTER ROAD                          RANDOLPH TWP.              NJ    078690000   MORRIS
4256.   NY54XC489   404 SR 31                                       RINGOES                    NJ    08551       HUNTERDON
4257.   NY54XC491   OLD YORK ROAD                                   RINGOES                    NJ    085510000   HUNTERDON
4258.   NY54XC494   2276 US ROUTE 130                               DAYTON                     NJ    088100000   MIDDLESEX
4259.   NY54XC622   739 ROUTE 37 WEST                               TOM'S RIVER                NJ    087550000   OCEAN
4260.   NY54XC627   115 DEER PARK ROAD                              HACKETTSTOWN               NJ    078400000   WARREN
4261.   NY54XC641   100-COUNTY ROAD 579,                            BLOOMSBURY                 NJ    088040000   HUNTERDON
                    SOUTHEAST OF RR TRACKS
4262.   NY54XC649   BLOCK 63 LOT 32                                 RARITAN                    NJ    088220000   HUNTERDON
4263.   NY54XC660   579 RINGWOOD AVE.                               WANAQUE                    NJ    074020000   PASSAIC
4264.   NY54XC663   870 ROUTE 57                                    STEWARTSVILLE              NJ    088860000   WARREN
4265.   NY54XC664   7632 MARTINS CREEK-         BELVIDERE HIGHWAY   BANGOR                     PA    180130000   NORTHAMPTON
                    BELVIDERE ROAD
4266.   NY54XC666   STIYKERS ROAD N. OF         HARMONY TOWNSHIP    PHILLIPSBURG               NJ    088650000   WARREN
                    BELVIEW ROAD
4267.   NY54XC677   155 ROUTE 94                                    BLAIRSTOWN                 NJ    078250000   WARREN
4268.   NY54XC684   666 MACOPIN RD.                                 WEST MILFORD               NJ    074800000   PASSAIC
4269.   NY54XC685   1362 MACOPIN RD.                                WEST MILFORD               NJ    07480       PASSAIC
4270.   NY54XC687   1480 UNION VALLEY RD.                           WEST MILFORD               NJ    07480       PASSAIC
4271.   NY54XC690   17 WOODLEY ROAD                                 WEST MILFORD               NJ    074600000   PASSAIC

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4272.   NY54XC695   438 OTTERHOLE DR                                West Milford               NJ    07480       PASSAIC
4273.   NY54XC852   909-927 Hillside Avenue                         North New Hyde Park        NY                Nassau
4274.   OG03XC004   3250 ASSOCIATED RD                              FULLERTON                  CA    92614       ORANGE
4275.   OG03XC005   15821 ALICANTE RD                               LA MIRADA                  CA    90638       LOS ANGELES
4276.   OG03XC010   5252 & 1/2 HIGHLAND                             YORBA LINDA                CA    92886       ORANGE
                    AVE.
4277.   OG03XC011   5620 E LA PALMA AVE                             ANAHEIM                    CA    92807       ORANGE
4278.   OG03XC014   24001 SANTA ANA CANYON                          YORBA LINDA                CA    92808       ORANGE
4279.   OG03XC015   5285 CYPRESS ST                                 CYPRESS                    CA    90630       ORANGE
4280.   OG03XC018   7905 KNOTT AVE                                  BUENA PARK                 CA    90620       ORANGE
4281.   OG03XC021   V/L BETW. 1031 & 1035                           FULLERTON                  CA    92833       ORANGE
                    ORANGETHORPE
4282.   OG03XC024   2711 E CORONADO ST                              ANAHEIM                    CA    92806       ORANGE
4283.   OG03XC025   1399 N MILLER ST                                ANAHEIM                    CA    92806       ORANGE
4284.   OG03XC028   1411 N TUSTIN ST                                ORANGE                     CA    92867       ORANGE
4285.   OG03XC030   2300 BEVERLY MANOR DR                           SEAL BEACH                 CA    90740       ORANGE
4286.   OG03XC032   11873 VALLEY VIEW ST                            GARDEN GROVE               CA    92845       ORANGE
4287.   OG03XC034   8911 GARDEN GROVE BLVD                          GARDEN GROVE               CA    92844       ORANGE
4288.   OG03XC037   12031 EUCLID ST                                 GARDEN GROVE               CA    92840       ORANGE
4289.   OG03XC039   117 S FIGUEROA ST                               SANTA ANA                  CA    92703       ORANGE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4290.   OG03XC045   2023 W COLLINS AVE                              ORANGE                     CA    92867       ORANGE
4291.   OG03XC047   595 THE CITY DR S                               ORANGE                     CA    92868       ORANGE
4292.   OG03XC050   764 N CYPRESS ST                                ORANGE                     CA    92867       ORANGE
4293.   OG03XC051   3335 E CHAPMAN AVE                              ORANGE                     CA    92869       ORANGE
4294.   OG03XC055   11581 NEWPORT AVE.                              SANTA ANA                  CA    92705       ORANGE
4295.   OG03XC058   15672 SPRINGDALE ST                             HUNTINGTON BEACH           CA    92649       ORANGE
4296.   OG03XC063   1905 MAIN ST                                    HUNTINGTON BEACH           CA    92648       ORANGE
4297.   OG03XC067   10122 ADAMS AVE                                 HUNTINGTON BEACH           CA    92646       ORANGE
4298.   OG03XC076   NEC BONITA CYN DR. &                            IRVINE                     CA    92603       ORANGE
                    NEWPORT COAST
4299.   OG03XC078   6180 PACIFIC COAST HWY                          LAGUNA BEACH               CA    92657       ORANGE
4300.   OG03XC081   RITZ CARLTON                                    DANA POINT                 CA    92677       ORANGE
                    DR/PACIFIC COAST
                    HIGHWAY
4301.   OG03XC083   3106 W PENDLETON AVE                            SANTA ANA                  CA    92704       ORANGE
4302.   OG03XC084   1300 GISLER AVENUE                              COSTA MESA                 CA    92626       ORANGE
4303.   OG03XC091   2450 S GRAND AVE                                SANTA ANA                  CA    92705       ORANGE
4304.   OG03XC102   12850 ROBINSON DR                               TUSTIN                     CA    92782       ORANGE
4305.   OG03XC103   4200 TRABUCO RD                                 IRVINE                     CA    92620       ORANGE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4306.   OG03XC106   14736 SAND CANYON AVE                           IRVINE                     CA    92618       ORANGE
4307.   OG03XC141   1555 NEWPORT BLVD                               COSTA MESA                 CA    92627       ORANGE
4308.   OG03XC144   20535 YORBA LINDA BLVD                          YORBA LINDA                CA    92886       ORANGE
4309.   OG03XC145   4860 IRVINE BLVD                                IRVINE                     CA    92620       ORANGE
4310.   OG03XC153   MESA DUMP ROAD                                  ORANGE                     CA    92867       ORANGE
4311.   OG03XC154   11911 LAMBERT ROAD                              IRVINE                     CA    926180000   ORANGE
4312.   OG03XC155   681 S TUSTIN ST                                 ORANGE                     CA    92866       ORANGE
4313.   OG03XC165   15201 WOODLAWN AVENUE                           TUSTIN                     CA    92780       ORANGE
4314.   OG03XC169   14711 SINCLAIR CIRCLE                           TUSTIN                     CA    927800000   ORANGE
4315.   OG03XC172   57 PARKER                                       IRVINE                     CA    92618       ORANGE
4316.   OG03XC173   ALTON ATHLETIC PARK                             IRVINE                     CA    92715       ORANGE
4317.   OG03XC999   3757 BARRANCA                                   IRVINE                     CA    92606       ORANGE
4318.   OG35XC046   13001 GARDEN GROVE                              GARDEN GROVE               CA    928432102   ORANGE
                    BOULEVARD
4319.   OG35XC068   1675 BABCOCK STREET                             COSTA MESA                 CA    92627       ORANGE
4320.   OG35XC086   3143 BEAR STREET                                COSTA MESA                 CA    926260000   ORANGE
4321.   OG35XC148   1355 S. ACACIA AVENUE                           FULLERTON                  CA    92631       ORANGE
4322.   OG35XC175   1451 W LAMBERT ROAD                             LA HABRA                   CA    906310000   ORANGE
4323.   OG35XC179   800 N STATE COLLEGE                             FULLERTON                  CA    928310000   ORANGE
                    BLVD
4324.   OG35XC185   7790 LA PALMA AVE                               BUENA PARK                 CA    906200000   ORANGE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4325.   OG35XC189   1030 W. BRIARDALE                               ORANGE                     CA    92665       ORANGE
                    AVENUE
4326.   OG35XC196   2701 FAIRVIEW ROAD                              COSTA MESA                 CA    926280000   ORANGE
4327.   OG35XC204   1815 EAST HEIM AVENUE                           ORANGE                     CA    92865       ORANGE
4328.   OG35XC223   9821 WOODBURY RD                                GARDEN GROVE               CA    928440000   ORANGE
4329.   OG35XC225   1403 N. TUSTIN AVENUE.                          SANTA ANA                  CA    927050000   ORANGE
4330.   OG35XC227   1241 S GRAND                                    SANTA ANA                  CA    926140000   ORANGE
4331.   OG37XC215   710 N ROSE DR                                   PLACENTIA                  CA    928700000   ORANGE
4332.   OG37XC216   515 S. ABERDEEN ST                              ANAHEIM                    CA    928070000   ORANGE
4333.   OG37XC221   2608 CHAPMAN AVE                                ORANGE                     CA    928690000   ORANGE
4334.   OG37XC228   15025 GOLDENWEST STREET                         HUNTINGTON BEACH           CA    926470000   ORANGE
4335.   OG37XC298   1306 W. 2ND STREET                              SANTA ANA                  CA    927010000   ORANGE
4336.   OG38XC224   9501 CHAPMAN AVENUE                             GARDEN GROVE               CA    928410000   ORANGE
4337.   OG38XC245   5442 BUCKINGHAM DRIVE                           HUNTINGTON BEACH           CA    926490000   ORANGE
4338.   OG38XC251   3800 S. FAIRVIEW STREET                         SANTA ANA                  CA    927040000   ORANGE
4339.   OG38XC260   6 MASON                                         IRVINE                     CA    926180000   ORANGE
4340.   OG38XC261   24141 MOULTON PARKWAY                           LAGUNA HILLS               CA    926532782   ORANGE
4341.   OG54XC402   25211 EMPTY SADDLE                              LAGUNA HILLS               CA    926535827   ORANGE
                    DRIVE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4342.   OG54XC404   26105 ANTONIO PARKWAY                           RANCHO SANTA MARGARITA     CA    926880000   ORANGE
4343.   OG54XC411   721 AVENIDA SALVADORE                           SAN CLEMENTE               CA    926730000   ORANGE
4344.   OG54XC417   25791 COMMERCENTRE                              LAKE FOREST                CA    926300000   ORANGE
                    DRIVE
4345.   OG54XC418   1701 GOLF COURSE DR                             COSTA MESA                 CA    926260000   ORANGE
4346.   OG54XC428   7601 IRVINE BLVD.                               IRVINE                     CA    926180000   ORANGE
4347.   OG54XC431   20972 MAGNOLIA ST.                              HUNTINGTON BEACH           CA    926460000   ORANGE
4348.   OG54XC433   3151 NORTH EUCLID AVE.                          FULLERTON                  CA    928330000   ORANGE
4349.   OG54XC434   3440 W. LINCOLN AVE.                            ANAHEIM                    CA    928010000   ORANGE
4350.   OG54XC448   27341 TRABUCO CIRCLE                            MISSION VIEJO              CA    926920000   ORANGE
4351.   OG54XC450   929 EAST STREET                                 ANAHEIM                    CA    928050000   ORANGE
4352.   OG54XC454   11852 KNOTT AVENUE                              GARDEN GROVE               CA    928410000   ORANGE
4353.   OG54XC455   2701 W. 5TH STREET                              SANTA ANA                  CA    927030000   ORANGE
4354.   OG54XC458   5301 BEACH BLVD                                 BUENA PARK                 CA    928320000   ORANGE
4355.   OG54XC539   24164 ALICIA PARKWAY                            MISSION VIEJO              CA    926910000   ORANGE
4356.   OK03XC009   6219 S I 35 SERVICE RD                          OKLAHOMA CITY              OK    73149       OKLAHOMA
4357.   OK03XC028   2505 S GRAND BLVD                               OKLAHOMA CITY              OK    73108       OKLAHOMA
4358.   OK03XC031   260 W HEFNER RD                                 OKLAHOMA CITY              OK    73114       OKLAHOMA
4359.   OK03XC051   RR 1 BOX 77                                     CHANDLER                   OK    74834       LINCOLN

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4360.   OK03XC070   13550 BRANDON PL                                OKLAHOMA CITY              OK    73142       OKLAHOMA
4361.   OK03XC090   RR 2 BOX 92A                                    CHANDLER                   OK    74834       LINCOLN
4362.   OK03XC094   16025 S WESTERN AVE                             OKLAHOMA CITY              OK    73170       CLEVELAND
4363.   OK03XC100   OLD STROUD RD. & I44                            STROUD                     OK    73049       LINCOLN
4364.   OK03XC102   9721 SE 29TH ST                                 MIDWEST CITY               OK    73130       OKLAHOMA
4365.   OK03XC109   5401 NE 122ND STREET                            OKLAHOMA CITY              OK    73131       OKLAHOMA
4366.   OK03XC121   535 S BROADWAY ST                               MOORE                      OK    73160       CLEVELAND
4367.   OK03XC123   3206 NW 38TH ST                                 OKLAHOMA CITY              OK    73112       OKLAHOMA
4368.   OK03XC127   1402 SW 89TH ST                                 OKLAHOMA CITY              OK    73159       OKLAHOMA
4369.   OK03XC141   2829 SW 2ND ST                                  OKLAHOMA CITY              OK    73108       OKLAHOMA
4370.   OK03XC301   421 SW 26TH ST                                  OKLAHOMA CITY              OK    73109       OKLAHOMA
4371.   OK03XC304   4401 S NEBRASKA AVE                             OKLAHOMA CITY              OK    73129       OKLAHOMA
4372.   OK03XC311   2501 NE 30TH ST                                 OKLAHOMA CITY              OK    73111       OKLAHOMA
4373.   OK03XC314   12508 N MAY AVE                                 OKLAHOMA CITY              OK    73120       OKLAHOMA
4374.   OK03XC318   5002 SW 20TH ST                                 OKLAHOMA CITY              OK    73127       OKLAHOMA
4375.   OK03XC325   2524 SE 94TH ST                                 MOORE                      OK    73160       CLEVELAND
4376.   OK03XC326   6500 SE 74TH STREET                             OKLAHOMA CITY              OK    73135       OKLAHOMA
4377.   OK03XC343   1220 BLUE LAKE DR                               NORMAN                     OK    73069       CLEVELAND
4378.   OK03XC368   1446 SW 59TH ST                                 OKLAHOMA CITY              OK    73119       OKLAHOMA
4379.   OK03XC402   WESTECH ROAD                                    SHAWNEE                    OK    730690000   POTTAWATOMIE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4380.   OK03XC410   2305 E. UNIVERSITY                              GUTHRIE                    OK    730440000   LOGAN
4381.   OK03XC419   12330 NW 122ND STREET                           OKLAHOMA CITY              OK    73099       OKLAHOMA
4382.   OK03XC420   11108 SW 15TH STREET                            OKLAHOMA CITY              OK    73128       OKLAHOMA
4383.   OK03XC502   8320 S. LUTHER RD                               OKLAHOMA CITY              OK    73150       OKLAHOMA
4384.   OK03XC503   I-44 & ROUTE 102                                MCCLOUD                    OK    74851       POTTAWATOMIE
4385.   OK03XC505   LADD ROAD                                       NORMAN                     OK    730700000   MCCLAIN
4386.   OK03XC507   STATE HIGHWAY 74                                PURCELL                    OK    730800000   MCCLAIN
4387.   OK03XC508   BANNER & LEHMAN                                 EL RENO                    OK    73036       CANADIAN
4388.   OK03XC510   CHARTER OAK & SOONER                            GUTHRIE                    OK    730440000   LOGAN
                    ROAD
4389.   OK03XC520   HALL ROAD                                       LUTHER                     OK    73054       OKLAHOMA
4390.   OK03XC521   11340 SE 74TH ST                                OKLAHOMA CITY              OK    73150       OKLAHOMA
4391.   OK03XC542   RT. 1, CALUMET                                  EL RENO                    OK    730140000   CANADIAN
4392.   OK03XC599   15540 HOGBACK RD.                               LUTHER                     OK    73054       OKLAHOMA
4393.   OK13XC067   3904 N GROVE AVE                                WARR ACRES                 OK    73122       OKLAHOMA
4394.   OK13XC087   10920 N COUNCIL RD                              OKLAHOMA CITY              OK    73162       OKLAHOMA
4395.   OK13XC601   1398 N SOONER RD                                OKLAHOMA CITY              OK    73117       OKLAHOMA
4396.   OK13XC602   200 NE 48TH ST                                  OKLAHOMA CITY              OK    73105       OKLAHOMA
4397.   OK13XC603   23RD AND PENNSYLVANIA                           OKLAHOMA CITY              OK    73150       OKLAHOMA
                    SHOPPING CENTER

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4398.   OK13XC607   WESTERN AVE.                                    OKLAHOMA CITY              OK    73170       OKLAHOMA
4399.   OK13XC610   SE 27TH ST                                      OKLAHOMA CITY              OK    73115       OKLAHOMA
4400.   OK23XC115   1424 SOUTH FRETZ AVENUE                         EDMOND                     OK    73003       OKLAHOMA
4401.   OK23XC116   10900 N MACARTHUR BLVD                          OKLAHOMA CITY              OK    731625801   OKLAHOMA
4402.   OK23XC118   1729 N PORTLAND AVE                             OKLAHOMA CITY              OK    731070000   OKLAHOMA
4403.   OK23XC121   11120 N. PENN. AVENUE                           OKLAHOMA CITY              OK    731207616   OKLAHOMA
4404.   OK54XC400   11005 N.E. 23RD ST.                             NICOMA PARK                OK    730660000   OKLAHOMA
4405.   OK54XC402   RT 1 BOX 955                                    HARRAH                     OK    730456999   OKLAHOMA
4406.   OK54XC403   3730 98TH STREET                                WELLSTON                   OK    748810000   LINCOLN
4407.   OK54XC405   10400 SW 89TH STREET                            MUSTANG                    OK    730640000   CANADIAN
4408.   OK54XC406   5511 E. LINDSEY                                 NORMAN                     OK    730260000   CLEVELAND
4409.   OK54XC407   1298 120TH AVE. NE                              NORMAN                     OK    730260000   CLEVELAND
4410.   OK54XC409   11951 N. DOBBS                                  LUTHER                     OK    730540000   OKLAHOMA
4411.   OM03XC007   2714 2ND AVE                                    COUNCIL BLUFFS             IA    51501       POTTAWATTAMIE
4412.   OM03XC014   4910 F ST                                       OMAHA                      NE    68117       DOUGLAS
4413.   OM03XC015   5219 SOUTH 53RD STREET                          OMAHA                      NE    681170000   DOUGLAS
4414.   OM03XC016   8701 S 13TH ST                                  BELLEVUE                   NE    68147       SARPY
4415.   OM03XC022   8730 WILLIAM STREET                             OMAHA                      NE    68144       DOUGLAS
4416.   OM03XC023   5402 HIGHWAY 370                                PAPILLION                  NE    68133       SARPY
4417.   OM03XC025   251 29TH AVE                                    COUNCIL BLUFFS             IA    51501       POTTAWATTAMIE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4418.   OM03XC031   3105 N 90TH ST                                  OMAHA                      NE    68134       DOUGLAS
4419.   OM03XC037   7069 S 108TH ST                                 LAVISTA                    NE    681380000   SARPY
4420.   OM03XC041   15325 INDUSTRIAL RD                             OMAHA                      NE    68144       DOUGLAS
4421.   OM03XC044   9625 IDA ST                                     OMAHA                      NE    68122       DOUGLAS
4422.   OM03XC045   7404 LAKE CUNNINGHAM RD                         OMAHA                      NE    68122       DOUGLAS
4423.   OM03XC046   19963 MONUMENT RD                               COUNCIL BLUFFS             IA    51503       POTTAWATTAMIE
4424.   OM03XC106   8101 ADAMS ST                                   LINCOLN                    NE    68507       LANCASTER
4425.   OM03XC108   3200 N 33RD ST                                  LINCOLN                    NE    68504       LANCASTER
4426.   OM03XC109   4200 S 1ST ST                                   LINCOLN                    NE    68502       LANCASTER
4427.   OM03XC110   1045 W BOND ST                                  LINCOLN                    NE    68521       LANCASTER
4428.   OM03XC111   921 FLETCHER AVE                                LINCOLN                    NE    68521       LANCASTER
4429.   OM03XC201   15010 ROSEWOOD RD                               CRESCENT                   IA    51526       POTTAWATTAMIE
4430.   OM03XC205   25020 260TH STREET                              UNDERWOOD                  IA    51576       POTTAWATTAMIE
4431.   OM03XC206   29124 298TH ST                                  NEOLA                      IA    51559       POTTAWATTAMIE
4432.   OM03XC207   33302 335TH STREET                              MINDEN                     IA    51570       POTTAWATTAMIE
4433.   OM03XC208   1908 N WILLOW ST                                AVOCA                      IA    51521       POTTAWATTAMIE
4434.   OM03XC209   RURAL ROUTE 1 (1/2                              MARNE                      IA    51552       CASS
                    MILE FROM 2406 100TH
                    STREET)
4435.   OM03XC300   5500 ARBOR RD                                   LINCOLN                    NE    68514       LANCASTER
4436.   OM03XC302   29261 PARK DR                                   ASHLAND                    NE    68003       CASS
4437.   OM03XC303   14601 HIGHWAY 6                                 GRETNA                     NE    68028       SARPY
4438.   OM03XC304   10707 S 149TH ST                                OMAHA                      NE    68138       SARPY

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4439.   OM03XC308   13608 238TH ST                                  GREENWOOD                  NE    68366       CASS
4440.   OM13XC115   7400 A STREET                                   LINCOLN                    NE    685010000   LANCASTER
4441.   OM13XC119   445 A STREET                                    LINCOLN                    NE    685020000   LANCASTER
4442.   OM13XC138   2229 J STREET                                   LINCOLN                    NE    685020000   LANCASTER
4443.   OM13XC141   4700 ANTELOPE CREEK RD.                         LINCOLN                    NE    585060000   LANCASTER
4444.   OM13XC212   5710 SOUTH 176TH AVE.                           OMAHA                      NE    681350000   DOUGLAS
4445.   OM13XC214   7904 S. 132ND STREET                            OMAHA                      NE    68138       SARPY
4446.   OM13XC217   1346 SAUNDERS AVENUE                            LINCOLN                    NE    685160000   LANCASTER
4447.   OM13XC219   320 N. 76TH STREET                              OMAHA                      NE    681140000   DOUGLAS
4448.   OM13XC220   2606 HAMILTON STREET                            OMAHA                      NE    681310000   DOUGLAS
4449.   OM13XC221   6777 C. STREET                                  OMAHA                      NE    68106       DOUGLAS
4450.   OM13XC223   5502 103RD STREET                               OMAHA                      NE    681540000   DOUGLAS
4451.   OM13XC224   7125 Q STREET                                   OMAHA                      NE    68117       DOUGLAS
4452.   OM13XC225   SW CORNER - GILES ROAD                          OMAHA                      NE    681380000   SARPY
                    & 156TH STREET
4453.   OM13XC228   4801 NORTH 52ND STREET                          OMAHA                      NE    681120000   DOUGLAS
4454.   OM13XC230   2625 DEER PARK BLVD                             OMAHA                      NE    681070000   DOUGLAS
4455.   OM13XC405   4221 N. 30TH                                    OMAHA                      NE    681110000   DOUGLAS
4456.   OM13XC410   4101 W. O STREET                                LINCOLN                    NE    68528       LANCASTER
4457.   OM13XC413   13TH STREET SOUTH OF                            BELLEVUE                   NE    68123       SARPY
                    CAPEHART ROAD

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4458.   OM13XC414   13309 SOUTH 72ND STREET                         PAPILLION                  NE    68128       SARPY
4459.   OM13XC416   3905 W.S. OMAHA BRIDGE                          COUNCIL BLUFFS             IA    51501       POTTAWATTAMIE
                    ROAD
4460.   OM13XC417   4000 GRANT STREET                               OMAHA                      NE    68111       DOUGLAS
4461.   OM13XC419   808 CROWN POINT AVENUE                          OMAHA                      NE    68110       DOUGLAS
4462.   OM13XC420   3716 D STREET                                   Omaha                      NE    681070000   DOUGLAS
4463.   OM13XC421   2012 BETZ ROAD                                  BELLEVUE                   NE    680050000   SARPY
4464.   OM13XC422   1001 FT. CROOK ROAD                             OMAHA                      NE    680050000   DOUGLAS
4465.   OM13XC425   1231 10TH AVENUE                                COUNCIL BLUFFS             IA    515010000   POTTAWATTAMIE
4466.   OM13XC427   4618 S. 139TH STREET                            OMAHA                      NE    681370000   DOUGLAS
4467.   OM23XC451   18375 WRIGHT STREET                             OMAHA                      NE    681300000   DOUGLAS
4468.   OM54XC141   63031 JACKSON ROAD                              ATLANTIC                   IA    500220000   CASS
4469.   OM54XC442   2024 N. 72ND STREET                             OMAHA                      NE    681340000   DOUGLAS
4470.   OR03XC037   19 DRENNEN RD                                   ORLANDO                    FL    32806       ORANGE
4471.   OR03XC055   2800 HANSROB RD                                 ORLANDO                    FL    32804       ORANGE
4472.   OR03XC056   4175 S ORLANDO DR # 17-92                       SANFORD                    FL    32773       SEMINOLE
4473.   OR03XC063   1538 CLARCONA OCOEE RD                          OCOEE                      FL    34761       ORANGE
4474.   OR03XC081   13080 S TAYLOR CREEK RD                         CHRISTMAS                  FL    32709       ORANGE
4475.   OR03XC097   31445 LYNCHS LN                                 SORRENTO                   FL    32776       LAKE
4476.   OR03XC099   12540 REAMS ROAD                                LAKE BUENA VISTA           FL    32836       ORANGE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4477.   OR03XC105   5285 E IRLO BRONSON                             ST. CLOUD                  FL    34771       OSCEOLA
                    MEMORIAL HWY
4478.   OR03XC106   1101 WILLINGHAM RD                              CHULUOTA                   FL    32766       SEMINOLE
4479.   OR03XC128   2147 HOWLAND BLVD                               DELTONA                    FL    32738       VOLUSIA
4480.   OR03XC183   895 EMERSON DR NE                               PALM BAY                   FL    32907       BREVARD
4481.   OR03XC185   445 CANAVERAL GROVES                            COCOA                      FL    32926       BREVARD
                    BLVD
4482.   OR03XC189   7700 STATE ROAD 46                              MIMS                       FL    32754       BREVARD
4483.   OR03XC191   HIGHWAY 192                                     ST. CLOUD                  FL    34773       OSCEOLA
4484.   OR03XC194   5655 MICCO RD                                   SEBASTIAN                  FL    32976       BREVARD
4485.   OR03XC197   1050 MALABAR RD                                 MELBOURNE                  FL    32907       BREVARD
4486.   OR03XC199   5400 MARKHAM WOODS RD                           LAKE MARY                  FL    32746       SEMINOLE
4487.   OR03XC211   85 BOBCAT LN                                    OSTEEN                     FL    32764       VOLUSIA
4488.   OR03XC218   6785 SW HIGHWAY 200                             OCALA                      FL    34476       MARION
4489.   OR03XC219   14170 S.W. TERRACE                              OCALA                      FL    344730000   MARION
4490.   OR03XC227   3751 SE 3RD AVE                                 OCALA                      FL    34471       MARION
4491.   OR03XC229   9919 SE HIGHWAY 42                              SUMMERFIELD                FL    34491       MARION
4492.   OR23XC023   30328 S. STATE ROAD 19                          TAVARES                    FL    327780000   LAKE
4493.   OR26XC001   2943 N. POINCIANA BLVD                          KISSIMMEE                  FL    347460000   OSCEOLA
4494.   OR27XC011   1485 SOUTH ORANGE                               APOPKA                     FL    32703       ORANGE
                    BLOSSOM TRAIL

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4495.   OR27XC014   1501 PLEASANT HILL ROAD                         KISSIMMEE                  FL    347410000   OSCEOLA
4496.   OR27XC016   100 SLEEPY HOLLOW ROAD                          LEESBURG                   FL    34748       LAKE
4497.   OR27XC042   3890 N. W. GAINESVILLE                          OCALA                      FL    344750000   MARION
                    ROAD
4498.   OR27XC043   INTERNATIONAL DRIVE,                            ORLANDO                    FL    328210000   ORANGE
                    SOUTH
4499.   OR27XC059   342 SEMORAN COMMERCE        B-204               APOPKA                     FL    327030000   ORANGE
                    PLACE
4500.   OR27XC061   4452 CHAULOTA RD                                ORLANDO                    FL    328200000   ORANGE
4501.   OR28XC005   15149 FRANK JARRELL ROAD                        CLERMONT                   FL    347110000   LAKE
4502.   OR33XC021   12246 S.W. HWY 40                               OCALA                      FL    344810000   MARION
4503.   OR33XC027   19624 FOX DEN LANE                              ALTOONA                    FL    327020000   LAKE
4504.   OR33XC030   25700 COUNTY ROAD 42                            PAISLEY                    FL    32767       LAKE
4505.   OR33XC071   755 NORTH KENANSVILLE                           KENANSVILLE                FL    34739       OSCEOLA
                    ROAD
4506.   OR33XC076   SW 61ST STREET AND SW                           DUNNELLON                  FL    335850000   MARION
                    194TH AVENUE
4507.   OR33XC080   19055 NORTH US HIGHWAY                          CITRA                      FL    32182       MARION
                    301
4508.   OR54XC007   24175 SE HIGHWAY 450                            UMATILLA                   FL    327840000   MARION
4509.   OR54XC018   24621 RANCH ROAD                                ASTATULA                   FL    347050000   LAKE
4510.   OR54XC019   6448 CR 48                                      OKAHUMKA                   FL    347620000   LAKE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4511.   OR54XC023   7701 CENTURY ROAD 628                           BUSHNELL                   FL    335130000   SUMTER
4512.   OR54XC029   3111 TEMPLE TRAIL                               WINTER PARK                FL    327890000   ORANGE
4513.   PH03XC007   2324 W HOLLY ST                                 PHOENIX                    AZ    85009       MARICOPA
4514.   PH03XC012   5401 S. 7TH STREET          SOUTH MOUNTAIN      PHOENIX                    AZ    850400000   MARICOPA
                                                HIGH SCHOOL
4515.   PH03XC037   2121 W BUCKEYE RD           UNITED TRUCKING     PHOENIX                    AZ    85009       MARICOPA
                                                & EQUIPMENT
4516.   PH03XC038   1700 N 41ST AVE             MITCHELL SCHOOL     PHOENIX                    AZ    85009       MARICOPA
4517.   PH03XC039   6639 W MCDOWELL RD          REFRIGERATOR        PHOENIX                    AZ    85035       MARICOPA
                                                REPAIR SHOP
4518.   PH03XC040   225 W OCOTILLO RD           MADISON MEDOWS      PHOENIX                    AZ    85013       MARICOPA
                                                ELEMENTARY SCHOOL
4519.   PH03XC042   8902 N CENTRAL AVE                              PHOENIX                    AZ    85020       MARICOPA
4520.   PH03XC045   6542 W INDIAN SCHOOL RD     RETAIL CENTER       PHOENIX                    AZ    85033       MARICOPA
4521.   PH03XC051   1730 S MILL AVE             TEMPE HIGH SCHOOL   TEMPE                      AZ    85281       MARICOPA
4522.   PH03XC053   1426 S EXTENSION ROAD       FIRE STATION #4     MESA                       AZ    85202       MARICOPA
4523.   PH03XC055   6000 S LAKESHORE DR         MARCOS DE NIZA      TEMPE                      AZ    85283       MARICOPA
                                                HIGH SCHOOL

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4524.   PH03XC056   1501 W GUADALUPE RD         DOBSON HIGH         MESA                       AZ    85202       MARICOPA
                                                SCHOOL
4525.   PH03XC060   8980 S MCKEMY ST            SCOTT H. COLE       TEMPE                      AZ    85284       MARICOPA
4526.   PH03XC061   1001 E KNOX RD              CORONA DEL SOL      TEMPE                      AZ    85284       MARICOPA
                                                HIGH SCHOOL
4527.   PH03XC062   1255 N DOBSON RD            ANDERSON JR.        CHANDLER                   AZ    85224       MARICOPA
                                                HIGH SCHOOL
4528.   PH03XC063   287 E FRYE RD               D.E. HALL &         CHANDLER                   AZ    85225       MARICOPA
                                                ASSOCIATES
4529.   PH03XC076   17169 N MURPHY RD           VOLKSWAGEN OF       MARICOPA                   AZ    85239       PINAL
                                                AMERICA
4530.   PH03XC078   7750 E BROWN RD             MESA WATER          MESA                       AZ    85207       MARICOPA
                                                TREATMENT PLANT
4531.   PH03XC080   1113 E MAIN ST              SHERWOOD            MESA                       AZ    85203       MARICOPA
                                                SHOPPING CTR.
4532.   PH03XC081   730 S GREENFIELD RD         MESA FIRE           MESA                       AZ    85206       MARICOPA
                                                STATION #5
4533.   PH03XC085   2130 N HORNE                MESA FIRE           MESA                       AZ    85203       MARICOPA
                                                STATION #11
4534.   PH03XC086   8404 E BASELINE RD          CITY OF MESA        MESA                       AZ    85208       MARICOPA
4535.   PH03XC090   18400 E. WILLIAMS           DIBELLA ORANGE      HIGLEY                     AZ    85236       MARICOPA
                    FIELD RD.                   GROVE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4536.   PH03XC094   8340 W. NORTHERN AVE.       ASSEMBLIES OF GOD   PEORIA                     AZ    85345       MARICOPA
4537.   PH03XC097   7410 W. PEORIA AVENUE       SUN CREST MINI      PEORIA                     AZ    85345       MARICOPA
                                                STORAGE
4538.   PH03XC098   14388 N 79TH AVE            CENTENNIAL HIGH     PEORIA                     AZ    85381       MARICOPA
                                                SCHOOL
4539.   PH03XC101   21200 N. 83RD AVE.          SUNRISE MOUNTAIN    PEORIA                     AZ    85354       MARICOPA
                                                H.S.
4540.   PH03XC103   11410 N. SARIVAL            NNWC OF PEORIA      SURPRISE                   AZ    85355       MARICOPA
                                                AVENUE & SARIVAL
4541.   PH03XC104   6532 N EL MIRAGE RD         LIVING SPRINGS      GLENDALE                   AZ    85307       MARICOPA
                                                ASSEMBLY OF GOD
4542.   PH03XC107   9045 W INDIAN SCHOOL RD     AUTO REPAIR/TIRE    PHOENIX                    AZ    85037       MARICOPA
                                                SHOP
4543.   PH03XC108   4139 W BELL RD              SIETE BELL ROAD     PHOENIX                    AZ    85053       MARICOPA
                                                PARTNERSHIP
4544.   PH03XC109   1902 W WALTANN LN           APS SUBSTATION      PHOENIX                    AZ    85023       MARICOPA
4545.   PH03XC111   2401 W BEHREND DR           MYRON ZIMMERMAN     PHOENIX                    AZ    85027       MARICOPA
4546.   PH03XC112   8121 W HARRISON ST          WESTERN AG          PHOENIX                    AZ    85043       MARICOPA
                                                ENTERPRISES, INC.

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4547.   PH03XC114   2239 W. ALEMEDA             HARVEY D.           PHOENIX                    AZ    85204       MARICOPA
                                                ANDERSON
4548.   PH03XC120   2865 E GUADALUPE RD         TOWN OF GILBERT     GILBERT                    AZ    85234       MARICOPA
4549.   PH03XC121   1717 S GILBERT RD           BEVERLY JANE        GILBERT                    AZ    85296       MARICOPA
                                                SCOTT
4550.   PH03XC122   134 W CULLUMBER AVE         KENNETH D.          GILBERT                    AZ    85233       MARICOPA
                                                HUMPHREYS
4551.   PH03XC125   9908 E MAIN ST              LEO JENSEN          MESA                       AZ    85207       MARICOPA
4552.   PH03XC126   6159 E UNIVERSITY DR        DREAMLAND VILLA     MESA                       AZ    85205       MARICOPA
4553.   PH03XC127   5950 E VIRGINIA ST          MESA FIRE           MESA                       AZ    85215       MARICOPA
                                                STATION #14
4554.   PH03XC129   11428 E APPLEBY RD          TREY KENDEL         CHANDLER                   AZ    85249       MARICOPA
                                                PFEILSTICKER
4555.   PH03XC130   2150 E RIO SALADO PKWY      US WEST             TEMPE                      AZ    85281       MARICOPA
                                                CO-LOCATE /
                                                BROCK SUPPLY
4556.   PH03XC131   16440 S 32ND ST             DESERT VISTA        PHOENIX                    AZ    85048       MARICOPA
                                                HIGH SCHOOL
4557.   PH03XC132   1737 E MCKELLIPS RD         PS PUBLIC STORAGE   TEMPE                      AZ    85281       MARICOPA
4558.   PH03XC133   8615 E MCDOWELL RD                              SCOTTSDALE                 AZ    85257       MARICOPA
4559.   PH03XC135   8040 E INDIAN SCHOOL RD     PAUL CASE &         SCOTTSDALE                 AZ    85251       MARICOPA
                                                WILLIAM JURY

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4560.   PH03XC139   5012 E VAN BUREN ST         HONEY BEAR'S BBQ    PHOENIX                    AZ    85008       MARICOPA
4561.   PH03XC145   8889 E DESERT COVE AVE      SHURGARD STORAGE    SCOTTSDALE                 AZ    85260       MARICOPA
4562.   PH03XC147   3101 E SHEA BLVD            OFFICE BUILDING     PHOENIX                    AZ    85028       MARICOPA
4563.   PH03XC148   3002 E NISBET RD            GREENWAY MIDDLE     PHOENIX                    AZ    85032       MARICOPA
                                                SCHOOL
4564.   PH03XC150   5707 E SWEETWATER AVE       CITY OF PHOENIX     SCOTTSDALE                 AZ    85254       MARICOPA
                                                / SERENO PARK
4565.   PH03XC152   6300 E. BELL RD.            LACASA DE CRISTO    PHOENIX                    AZ    85024       MARICOPA
                                                LUTHERAN CHURCH
4566.   PH03XC153   8225 E RAINTREE DR          U-HAUL/RYDER SITE   SCOTTSDALE                 AZ    85260       MARICOPA
4567.   PH03XC161   29201 N CAVE CREEK RD       STORAGE SOLUTIONS   CAVE CREEK                 AZ    85331       MARICOPA
4568.   PH03XC168   2146 N CENTRAL AVE                              PHOENIX                    AZ    85004       MARICOPA
4569.   PH03XC174   4211 N 43RD AVE             WILLIAM             PHOENIX                    AZ    85031       MARICOPA
                                                ENNIS/WESTSIDE
                                                FOODBANK
4570.   PH03XC181   34835 N 7TH STREET                              PHOENIX                    AZ    850030000   MARICOPA
4571.   PH03XC182   3215 W CAREFREE HWY                             PHOENIX                    AZ    85027       MARICOPA
4572.   PH03XC184   8708 WEST HARBOR BLVD       MARICOPA WATER      PEORIA                     AZ    85382       MARICOPA
                                                DISTRICT (LAKE
                                                PLEASANT)

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4573.   PH03XC186   36809 N. 211TH AVE.         SE OF AVE. 211,     WHITTMAN                   AZ    85373       MARICOPA
                                                2 MI. S OF HWY.
                                                74
4574.   PH03XC243   1240 E GILBERT DR                               TEMPE                      AZ    85281       MARICOPA
4575.   PH03XC245   10919 SOUTH CENTRAL                             PHOENIX                    AZ    85040       MARICOPA
                    AVENUE
4576.   PH04XC009   102 W 44TH ST                                   TUCSON                     AZ    85713       PIMA
4577.   PH04XC011   1185 W GLENN ST             EDWIN J.            TUCSON                     AZ    85705       PIMA
                                                MARTENSEN III
4578.   PH04XC018   1431 S FARMINGTON RD        FRANK Y. MENDIVAL   TUCSON                     AZ    85713       PIMA
4579.   PH04XC019   3000 E SILVERLAKE RD        JOHN E. THORNHILL   TUCSON                     AZ    85713       PIMA
4580.   PH04XC021   2555 E 1ST ST               DANIEL A. SINGER    TUCSON                     AZ    85716       PIMA
4581.   PH04XC022   2735 N 1ST AVE              CHARLES A.          TUCSON                     AZ    85719       PIMA
                                                MITCHELL
4582.   PH04XC023   2190 E BENSON HWY           DUFF C. HEARON      TUCSON                     AZ    85714       PIMA
4583.   PH04XC024   4225 N SULLINGER AVE        LESLIE M. SILKO     TUCSON                     AZ    85705       PIMA
4584.   PH04XC026   1933 W IRVINGTON PL         SUSAN M. CREWSE     TUCSON                     AZ    85746       PIMA
4585.   PH04XC030   4449 E BENSON HWY           DARLENE MALLIS      TUCSON                     AZ    85706       PIMA
                                                (TRUSTEE)
4586.   PH04XC031   1010 S WILMOT RD            HENRI BALVOU        TUCSON                     AZ    85711       PIMA

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4587.   PH04XC033   3159 E PRINCE RD            PRINCE COUNTRY      TUCSON                     AZ    85716       PIMA
                                                CLUB
4588.   PH04XC067   3455 S WILMOT RD            DISABLED AMERICAN   TUCSON                     AZ    85730       PIMA
                                                VETERANS
4589.   PH04XC069   2959 N SWAN RD              HART                TUCSON                     AZ    85712       PIMA
4590.   PH04XC073   2770 S. HARRISON RD.        EVENCHICK           TUCSON                     AZ    85730       PIMA
4591.   PH04XC074   3301 W. OVERTON RD          PACIFIC SOUTHWEST   TUCSON                     AZ    85741       PIMA
4592.   PH04XC208   DUVAL MINE RD. & LA         TITAN               GREEN VALLEY               AZ    85614       PIMA
                    CANADA DRIVE
4593.   PH04XC211   14105 E. BENSON HWY.        TUCSON PARK         TUCSON                     AZ    85641       PIMA
                                                #1(PART OF LOT
                                                #1)18.18 ACRES
4594.   PH04XC215   6730 S OLD SPANISH TRL      ERIC GUSTAFSON      TUCSON                     AZ    85747       PIMA
4595.   PH04XC217   4977 N BOYD LN              RICHARD L. TINNEY   TUCSON                     AZ    85750       PIMA
4596.   PH04XC237   11225 E SAINT JAMES RD                          TUCSON                     AZ    85748       PIMA
4597.   PH23XC002   2095 SOUTH PRICE                                MESA                       AZ    852020000   MARICOPA
4598.   PH23XC008   ORACLE ROAD AT ROGER                            TUCSON                     AZ    85705       PIMA
                    ROAD
4599.   PH29XC401   9032 S. CENTRAL AVENUE                          PHOENIX                    AZ    85040       MARICOPA
4600.   PH29XC405   1115 W MAIN ST.                                 MESA                       AZ    852110000   MARICOPA

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4601.   PH29XC406   10585 N 100TH STREET                            SCOTTSDALE                 AZ    852580000   MARICOPA
4602.   PH29XC414   I-10 WEST ON RAMP @                             PHOENIX                    AZ    850430000   MARICOPA
                    51ST AVENUE
4603.   PH29XC415   2814 NORTH 35TH AVENUE                          PHOENIX                    AZ    85342       MARICOPA
4604.   PH29XC424   CORTEZ PARK AT 35TH                             PHOENIX                    AZ    850030000   MARICOPA
                    AVE. AND DUNLAP
4605.   PH29XC425   7831 N 35TH AVE                                 Phoenix                    AZ    850510000   MARICOPA
4606.   PH29XC426   3300 WEST CAMELBACK                             PHOENIX                    AZ    850170000   MARICOPA
                    ROAD
4607.   PH29XC427   2275 WEST FILLMORE                              PHOENIX                    AZ    85009       MARICOPA
                    STREET
4608.   PH29XC428   4825 N 19TH AVENUE                              PHOENIX                    AZ    850150000   MARICOPA
4609.   PH29XC429   4020 N. 16TH STREET                             PHOENIX                    AZ    85016       MARICOPA
4610.   PH29XC430   1101 E. THOMAS ROAD                             PHOENIX                    AZ    850140000   MARICOPA
4611.   PH29XC432   2406 S 24TH ST                                  PHOENIX                    AZ    850340000   MARICOPA
4612.   PH29XC436   5125 SOUTH RUAL ROAD                            TEMPE                      AZ    852820000   MARICOPA
4613.   PH29XC439   2850 S COUNTRY CLUB DR                          MESA                       AZ    852100000   MARICOPA
4614.   PH29XC443   14441 N. 32ND STREET                            PHOENIX                    AZ    850080000   MARICOPA
4615.   PH29XC447   14801 E. EAGLE                                  FOUNTAIN HILLS             AZ    852680000   MARICOPA
                    MOUNTAIN PKWY
4616.   PH29XC458   15440 N. 40TH STREET                            Phoenix                    AZ    850320000   MARICOPA
4617.   PH29XC471   1941 E. BROADWAY RD.                            MESA                       AZ    85204       MARICOPA

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4618.   PH33XC004   18275 MORGAN DRIVE                              EHRENBERG                  AZ    853340000   LA PAZ
4619.   PH33XC008   HWY 95 AND PARKER BLVD                          PARKER                     AZ    853440000   LA PAZ
4620.   PH33XC009   HWY 72 AND MILE MARKER                          UTTING                     AZ    853550000   LA PAZ
                    37
4621.   PH35XC003   2302 E INDIAN ROAD                              PHOENIX                    AZ    850160000   MARICOPA
4622.   PH35XC501   11649 N CASA GRANDE HWY                         MARANA                     AZ    856530000   PIMA
4623.   PH36XC006   2918 N. 39TH ST                                 PHOENIX                    AZ    850180000   MARICOPA
4624.   PH36XC009   1910 PRIEST DRIVE                               TEMPE                      AZ    852810000   MARICOPA
4625.   PH37XC104   320 SOUTH 25TH STREET                           PHOENIX                    AZ    850340000   MARICOPA
4626.   PH40XC306   14154 WEST MCDOWELL                             GOODYEAR                   AZ    853380000   MARICOPA
                    ROAD
4627.   PH40XC603   4050 WEST COSTCO PLACE                          MARANA                     AZ    857410000   PIMA
4628.   PH54XC104   3840 E. BASELINE ROAD                           MESA                       AZ    851060000   MARICOPA
4629.   PH54XC109   2484 E. WARNER ROAD                             GILBERT                    AZ    852960000   MARICOPA
4630.   PH54XC110   7855 W. GRAND AVE.                              PEORIA                     AZ    853450000   MARICOPA
4631.   PH54XC112   1830 E MCKELLIPS ROAD                           MESA                       AZ    852030000   MARICOPA
4632.   PH54XC126   2005 E CACTUS RD                                PHOENIX                    AZ    850280000   MARICOPA
4633.   PH54XC601   6332 NORTH ORACLE ROAD                          TUCSON                     AZ    857040000   PIMA
4634.   PH54XC603   601 W. FLORES                                   TUCSON                     AZ    857050000   PIMA

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4635.   PH54XC608   7030 E. OLD VAIL ROAD                           TUCSON                     AZ    857060000   PIMA
4636.   PH54XC610   4110 S. HOUGHTON ROAD                           TUCSON                     AZ    857300000   PIMA
4637.   PH54XC616   1484 W CAMINO DE LA                             NOGALES                    AZ    856210000   SANTA CRUZ
                    PALOMA
4638.   PL03XC013   600 SCHAYLKILL AVENUE                           PHILADELPHIA               PA    19146       PHILADELPHIA
4639.   PL03XC022   2516 SEDGLEY AVENUE                             PHILADELPHIA               PA    19132       PHILADELPHIA
4640.   PL03XC023   LANDSDOWNE DRIVE                                PHILADELPHIA               PA    191310000   PHILADELPHIA
4641.   PL03XC036   4801 PENNPACK STREET                            PHILADELPHIA               PA    19154       PHILADELPHIA
4642.   PL03XC041   1528 BRISTOL PIKE                               BENSALEM                   PA    19020       BUCKS
4643.   PL03XC045   805 PENNSYLVANIA BLVD                           FEASTERVILLE               PA    19047       BUCKS
4644.   PL03XC065   125 PENN AM                                     QUAKERTOWN                 PA    18951       BUCKS
4645.   PL03XC070   425 SOUTH MIDDLETOWN                            MEDIA                      PA    19063       DELAWARE
                    ROAD
4646.   PL03XC073   68 BALTIMORE PIKE                               CHESTER HEIGHTS            PA    19017       DELAWARE
4647.   PL03XC089   848 SICKERVILLE ROAD                            WILLIAMSTOWN               NJ    08094       GLOUCESTER
4648.   PL03XC130   625 RED LION RD                                 HUNTINGDON VALLEY          PA    19006       MONTGOMERY
4649.   PL03XC135   1250 EASTON ROAD                                HORSHAM                    PA    19044       MONTGOMERY
4650.   PL03XC156   625 BUTTONWOOD AVENUE                           MAPLE SHADE                NJ    08052       BURLINGTON
4651.   PL03XC159   255 OAKLAND AVENUE                              AUDUBON                    NJ    08106       CAMDEN

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4652.   PL03XC167   RT 73 BLOOMFIELD                                WEST BERLIN                NJ    08091       CAMDEN
                    BUSINESS PARK
4653.   PL03XC180   2159                                            JOBSTOWN                   NJ    080410000   BURLINGTON
                    JACKSONVILLE/JOBSTOWN
                    ROAD
4654.   PL03XC182   308 RISING SUN ROAD                             BORDENTOWN                 NJ    08505       BURLINGTON
4655.   PL03XC186   235 RED LION RD                                 SOUTHAMPTON                NJ    08088       BURLINGTON
4656.   PL03XC194   SE QUADRANT OF FORGE                            EAST NOTTINGHAM            PA    19363       CHESTER
                    ROAD AND ROUTE 1
4657.   PL03XC202   721 UNIONVILLE ROAD         KENNETH SQUARE      EAST MARLBOROUGH           PA    183480000   CHESTER
4658.   PL03XC208   805 FAIRVIEW ROAD                               COATESVILLE                PA    19320       CHESTER
4659.   PL03XC210   BEACON LIGHT ROAD                               COATESVILLE                PA    19320       CHESTER
4660.   PL03XC212   ROUTE 322 HORSE SHOE                            WEST BRANDYWINE            PA    19343       CHESTER
                    PIKE
4661.   PL03XC216   30 POTTSTOWN PIKE                               CHESTER SPRINGS            PA    19425       CHESTER
4662.   PL03XC220   PENNSYLVANIA AVENUE                             MALVERN                    PA    19355       CHESTER
4663.   PL03XC221   1 DEVAULT LANE                                  DEVAULT                    PA    19432       CHESTER
4664.   PL03XC240   2501 EBRIGHT RD                                 WILMINGTON                 DE    19810       NEW CASTLE
4665.   PL03XC241   CAMPBELL ROAD                                   GREENVILLE                 DE    198070000   NEW CASTLE
4666.   PL03XC246   OLD ROUTE 13                                    ST. GEORGES                DE    19733       NEW CASTLE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4667.   PL03XC254   ELWOOD 1 CROSSAN PARK,                          KEMBLESVILLE               PA    19350       CHESTER
                    PARSON ROAD
4668.   PL03XC257   231 S SIMPERS RD                                ELKTON                     MD    21921       CECIL
4669.   PL03XC260   ROUTE 3 AND DELCHESTER                          WILLISTOEN                 PA    19073       CHESTER
                    ROAD
4670.   PL03XC262   120 BROEMEL PL                                  PENNINGTON                 NJ    08534       MERCER
4671.   PL13XC269   59 ROCK HILL ROAD &                             BALA CYNWD                 PA    19004       MONTGOMERY
                    BRYN MAWR ROAD
4672.   PL13XC277   555 SPROUL ROAD                                 VILLANOVA                  PA    19095       DELAWARE
4673.   PL13XC307   500 NORTH MILL ROAD                             ABSECON                    NJ    08221       ATLANTIC
4674.   PL13XC318   51 NORTH WHITEHORSE                             HAMMONTON                  NJ    08037       ATLANTIC
                    PIKE
4675.   PL13XC327   1120 ROUTE 47 SOUTH                             RIO GRANDE                 NJ    08242       CAPE MAY
4676.   PL13XC329   3319 DELSEA DRIVE                               FRANKLIN TOWNSHIP          NJ    08322       GLOUCESTER
4677.   PL13XC341   972 SOUTH BROADWAY ROAD                         SALEM                      NJ    08079       SALEM
4678.   PL13XC342   24 POINTERS - AUBURN                            PILESGROVE                 NJ    08098       SALEM
                    ROAD
4679.   PL13XC344   11 MONROEVILLE ROAD                             UPPER PITTSGROVE           NJ    08343       SALEM
                                                                    TOWNSHIP
4680.   PL13XC345   345 HARDING HIGHWAY                             PITTSGROVE                 NJ    08318       SALEM
4681.   PL13XC351   2515 SOUTH MAIN ROAD                            SOUTH VINELAND             NJ    08360       BERGEN
4682.   PL13XC353   2737 EAST MAIN STREET                           MILLVILLE                  NJ    08332       CUMBERLAND

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4683.   PL13XC357   4584 ROUTE 47 SOUTH         DELMONT             TOWNSHIP OF MAURICE        NJ    08314       CUMBERLAND
                                                                    RIVER
4684.   PL13XC359   441 ROUTE 47N                                   Goshen, Middle             NJ    082180000   CAPE MAY
                                                                    Township
4685.   PL13XC360   222 BRIDGETON PIKE                              MANTUA                     NJ    08051       GLOUCESTER
4686.   PL13XC361   2028 TUCKAHOE ROAD                              UPPER TOWNSHIP             NJ    08270       CAPE MAY
4687.   PL13XC362   118 HEAD OF RIVER ROAD                          ESTELL MANOR               NJ    08270       ATLANTIC
4688.   PL13XC365   CORNER OF NJ ROUTE 50                           MAYS LANDING               NJ    08330       ATLANTIC
                    & DANE HAURER LANE
4689.   PL13XC366   RIVER ROAD                                      PORT REPUBLIC              NJ    082410000   ATLANTIC
4690.   PL13XC368   512 SWEDESBORO AVENUE                           MICKLETON                  NJ    080560000   GLOUCESTER
4691.   PL13XC371   705 RT. 49                  QUINTON TOWNSHIP    SALEM                      NJ    08079       SALEM
4692.   PL13XC373   900 MAIN STREET                                 SHILOH                     NJ    08353       CUMBERLAND
4693.   PL13XC374   19 COMPROMISE ROAD                              SALEM                      NJ    08098       SALEM
4694.   PL13XC377   7685 BLACK HORSE PIKE                           HAMMONTON                  NJ    08037       ATLANTIC
4695.   PL13XC380   1445 CATAWABA AVE                               NEWFIELD                   NJ    08344       GLOUCESTER
4696.   PL13XC386   DCA PRINTING                1025 LOUIS DRIVE    WARMINSTER                 PA    189740000   BUCKS
4697.   PL13XC436   823 HARRISVILLE ROAD                            Colora                     MD    219170000   CECIL

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4698.   PL23XC520   276 & LINCOLN HWY                               BENSALEM                   PA    19020       BUCKS
4699.   PL23XC521   4707-15 STENTON STREET                          PHILADELPHIA               PA    19144       PHILADELPHIA
4700.   PL23XC526   2514 SOUTH 24TH STREET                          PHILADELPHIA               PA    19145       PHILADELPHIA
4701.   PL23XC531   2607 OLD RODGERS ROAD                           BRISTOL                    PA    19007       BUCKS
4702.   PL23XC532   TOWNSHIP POLICE &           HARRIS STREET       CHESTER                    PA    19013       DELAWARE
                    HIGHWAY BUILDING
4703.   PL23XC536   300 RANCOCAS ROAD                               MT. HOLLY                  NJ    08060       BURLINGTON
4704.   PL23XC554   LEVITTOWN FIRE CO. NO.      FALLSINGTON-TYLLY   LEVITTOWN                  PA    19067       BUCKS
                    1                           TOWN ROAD
4705.   PL23XC556   3502 SCOTTS LANE                                PHILADELPHIA               PA    191290000   PHILADELPHIA
4706.   PL23XC559   1920 MARSHALL STREET        JEFFERSON           WEST NORRITON              PA    19401       MONTGOMERY
                                                BUSINESS CENTER
4707.   PL23XC566   80 One Mile Road                                East Windsor               NJ    08520       Mercer
4708.   PL23XC635   1 MISSION ROAD                                  BORDENTOWN                 NJ    086200000   BURLINGTON
4709.   PL33XC001   ONE ROLLING MILL ROAD                           NORTH EAST                 MD    21901       CECIL
4710.   PL33XC006   113 N & 26 E                                    DAGSBORO                   DE    19939       SUSSEX
4711.   PL33XC007   RD 3, BOX 251                                   GREENWOOD                  DE    19950       SUSSEX
4712.   PL33XC008   663 W. DUPONT HIGHWAY                           MILLSBORO                  DE    19966       SUSSEX
4713.   PL33XC010   ROUTE 9 & ROUTE 13                              LAUREL                     DE    19955       SUSSEX
4714.   PL33XC011   TYNDAL ROAD & ASBURY                            GEORGETOWN                 DE    19947       SUSSEX
                    AVENUE

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4715.   PL33XC013   26629 SHORE HIGHWAY                             DENTON                     MD    21629       CAROLINE
4716.   PL33XC021   209 SOUTH MANOR STREET                          MOUNTVILLE                 PA    17554       LANCASTER
4717.   PL33XC022   5514 HARROW ROAD            NORTHEAST CORNER    SPRINGFIELD TOWNSHIP       PA    108770000   BUCKS
                    NICHOLAS FARM               OF BURSONVILLE
                                                RD & MAPLE ROAD
4718.   PL33XC036   RR 2, BOX 2037                                  READING                    PA    19605       BERKS
4719.   PL33XC037   64 EAST BELLEVUE AVENUE                         SHOEMAKERVILLE             PA    19555       BERKS
4720.   PL33XC038   29 INDUSTRIAL ROAD                              SHARTLESVILLE              PA    19554       BERKS
4721.   PL33XC039   8550 OLD ROUTE 22                               BETHEL                     PA    19507       BERKS
4722.   PL33XC044   1404 E. BENJAMIN                                DOUGLASSVILLE              PA    19518       BERKS
                    FRANKLIN HIGHWAY
4723.   PL33XC047   281 PANORAMA DRIVE                              DENVER                     PA    17517       LANCASTER
4724.   PL33XC051   487 SNYDER ROAD                                 MT. JOY                    PA    17552       LANCASTER
4725.   PL33XC076   309 MARTINDALE ROAD                             EPHRATA                    PA    17522       LANCASTER
4726.   PL33XC078   195 HORSESHOE TRAIL                             WEST COCALICO TOWNSHIP     PA    17517       LANCASTER
                    ROAD
4727.   PL33XC081   1798 AUCTION ROAD                               MANHEIM                    PA    17545       LANCASTER

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4728.   PL33XC083   88 GEIST ROAD                                   LANCASTER                  PA    17601       LANCASTER
4729.   PL33XC088   105 LAUSH ROAD                                  EAST COCALICO              PA    17517       LANCASTER
4730.   PL33XC114   HILLTOP  ROAD                                   CLAY                       PA    17522       LANCASTER
4731.   PL33XC122   COUNTY MAINTENANCE          9 CREEK ROAD        BEDMINISTER                PA    18910       BUCKS
                    BUILDING
4732.   PL33XC291   172 SHILLINGTON ROAD                            TOWNSHIP OF SPRING         PA    19608       BERKS
4733.   PL33XC296   23RD STREET AND                                 READING                    PA    19601       BERKS
                    HIGHLAND AVENUE
4734.   PL33XC452   14 ROUTE 72                                     VINCETOWN                  NJ    08088       BURLINGTON
4735.   PL33XC458   1396 River Road             Union Fire          Titusville                 NJ    09560       MERCER
                                                Company
4736.   PL33XC471   ROUTE #1 & ARGO'S                               CEDAR CREEK                DE    199630000   SUSSEX
                    CORNER
4737.   PL33XC480   BLACKROCK PARK                                  FOLSON                     PA    19033       DELAWARE
4738.   PL33XC801   540 NORTH DUPONT                                GEORGETOWN                 DE    19947       SUSSEX
                    HIGHWAY
4739.   PL33XC803   ROUTE 13 NORTH              P.O. BOX 8          SEAFORD                    DE    19973       SUSSEX
4740.   PL33XC805   ROUTE 113 AND RD 1                              ELANDALE                   DE    19941       SUSSEX
4741.   PL33XC932   END OF BLOCK ON HIGH                            ELIZABETHTOWN BOROUGH      PA    170220000   LANCASTER
                    STREET
4742.   PL33XC946   US HIGHWAY 30                                   KINZER                     PA    175350000   LANCASTER
4743.   PL33XC947   U.S. HIGHWAY 30                                 GAP                        PA    17527       LANCASTER
4744.   PL33XC957   RETTEW MILL ROAD                                EPHRATA                    PA    17522       LANCASTER

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4745.   PL33XC958   2125 OLD LANCASTER PIKE                         SPRING TOWNSHIP            PA    17569       BERKS
4746.   PL54XC602   2955 FRANKS ROAD                                LOWER MORELAND TWP         PA    190060000   MONTGOMERY
4747.   PL54XC611   79 BADMAN ROAD                                  GREENELANE                 PA    180540000   MONTGOMERY
4748.   PL54XC612   306 SCHOOLHOUSE ROAD                            SOUDERTON                  PA    189640000   MONTGOMERY
4749.   PL54XC658   1619 BAYSHORE ROAD                              VILLAS                     NJ    082510000   CAPE MAY
4750.   PL54XC669   667 WHIG LANE                                   MONROEVILLE                NJ    083430000   GLOUCESTER
4751.   PL54XC728   480 RIDGE ROAD                                  EAST COVENTRY              PA    194750000   CHESTER
4752.   PL54XC783   9209 EASTON ROAD                                FERNDALE                   PA    189210000   BUCKS
4753.   PL54XC832   181 HIGH STREET                                 KENTON                     DE    199550000   KENT
4754.   PL54XC859   1 AUTOMOTIVE BLVD.                              ELKTON                     MD    219210000   CECIL
4755.   PO03XC019   10355 SE FOSTER RD                              PORTLAND                   OR    97266       MULTNOMAH
4756.   PO03XC021   17900 NE SAN RAFAEL ST                          PORTLAND                   OR    97230       MULTNOMAH
4757.   PO03XC022   8560 SE 172ND AVE                               BORING                     OR    97009       CLACKAMAS
4758.   PO03XC034   2639 B ST                                       WASHOUGAL                  WA    98671       CLARK
4759.   PO03XC037   10207 SW PARK WAY                               PORTLAND                   OR    97225       WASHINGTON
4760.   PO03XC039   END OF FORD STREET                              PORTLAND                   OR    97201       MULTNOMAH
4761.   PO03XC046   7475 SW OLESON RD                               PORTLAND                   OR    97223       WASHINGTON
4762.   PO03XC047   8777 SW BURNHAM ST                              TIGARD                     OR    97223       WASHINGTON

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4763.   PO03XC055   14741 SE STARK ST                               PORTLAND                   OR    97233       MULTNOMAH
4764.   PO03XC057   17437 SE KENDALL CT                             PORTLAND                   OR    97236       MULTNOMAH
4765.   PO03XC059   2806 NE 82ND AVE                                PORTLAND                   OR    97220       MULTNOMAH
4766.   PO03XC060   1823 NW 262ND ST                                RIDGEFIELD                 WA    98642       CLARK
4767.   PO03XC062   8204 NE 78TH ST                                 VANCOUVER                  WA    98662       CLARK
4768.   PO03XC064   7601 NE 5TH AVE                                 VANCOUVER                  WA    98665       CLARK
4769.   PO03XC066   10405 SE MILL PLAIN                             VANCOUVER                  WA    98664       CLARK
                    BLVD
4770.   PO03XC068   504 NE 192ND AVE.                               CAMAS                      WA    98607       CLARK
4771.   PO03XC070   32680 NW COTTAGE ST.                            NORTH PLAINS               OR    97133       WASHINGTON
4772.   PO03XC071   16950 SE NECK RD                                DAYTON                     OR    97114       YAMHILL
4773.   PO03XC076   1065 NE ALPINE AVE                              MCMINNVILLE                OR    97128       YAMHILL
4774.   PO03XC079   11708 DONALD RD NE                              AURORA                     OR    97002       MARION
4775.   PO03XC080   7645 JENSEN RD NE                               GERVAIS                    OR    97026       MARION
4776.   PO03XC083   90263 EGGE RD                                   EUGENE                     OR    97408       LANE
4777.   PO03XC084   2300 HENDERSON AVE                              EUGENE                     OR    97403       LANE
4778.   PO03XC086   33960 OLD WILLAMETTE                            EUGENE                     OR    97405       LANE
                    HWY S
4779.   PO03XC087   2656 OLYMPIC ST                                 SPRINGFIELD                OR    97477       LANE
4780.   PO03XC090   850 NE WALNUT BLVD                              CORVALLIS                  OR    97330       BENTON

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4781.   PO03XC094   100 KING ST S                                   SALEM                      OR    97302       MARION
4782.   PO03XC099   530 QUEEN AVE SE                                ALBANY                     OR    97321       LINN
4783.   PO03XC101   29844 HIGHWAY 34 SW                             ALBANY                     OR    97321       LINN
4784.   PO03XC102   32733 BOSTON MILL DR                            SHEDD                      OR    97377       LINN
4785.   PO03XC103   8645 SUVER RD                                   MONMOUTH                   OR    97361       POLK
4786.   PO03XC104   21861 N COBURG RD                               HARRISBURG                 OR    97446       LINN
4787.   PO03XC105   6926 JOSEPH ST SE                               SALEM                      OR    97301       MARION
4788.   PO03XC108   36300 HIGHWAY 34                                LEBANON                    OR    97355       LINN
4789.   PO03XC113   620 CALIFORNIA WAY                              LONGVIEW                   WA    98632       COWLITZ
4790.   PO03XC117   21070 SW TILE FLAT RD                           BEAVERTON                  OR    97007       WASHINGTON
4791.   PO03XC118   10455 NE STEVENSON RD                           NEWBERG                    OR    97132       YAMHILL
4792.   PO03XC119   33900 SW BELL RD                                SHERWOOD                   OR    97140       WASHINGTON
4793.   PO03XC125   300 N PEKIN RD                                  WOODLAND                   WA    98674       COWLITZ
4794.   PO03XC127   300 B AVE                                       LAKE OSWEGO                OR    97034       CLACKAMAS
4795.   PO03XC130   640 82ND DR                                     GLADSTONE                  OR    97027       CLACKAMAS
4796.   PO03XC132   19510 SE SUNNYSIDE RD                           BORING                     OR    97009       CLACKAMAS
4797.   PO03XC134   30153 SE CHURCH RD                              BORING                     OR    97009       CLACKAMAS
4798.   PO03XC139   1710 SALEM INDUSTRIAL                           SALEM                      OR    97303       MARION
                    DR NE
4799.   PO13XC207   1175 MCVAY                                      LAKE OSWEGO                OR    97034       CLACKAMAS
4800.   PO13XC216   10289 WALLACE RD NW                             SALEM                      OR    97304       CLACKAMAS
4801.   PO13XC220   7305 MAIN ST                                    SPRINGFIELD                OR    97478       LANE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4802.   PO29XC001   14295 SW ALLEN BLVD                             BEAVERTON                  OR    970080000   WASHINGTON
4803.   PO29XC007   18550 SW KINNAMAN ROAD                          ALOHA                      OR    970070000   WASHINGTON
4804.   PO29XC019   4512 SW KELLY AVE                               PORTLAND                   OR    972010000   MULTNOMAH
4805.   PO29XC053   9585 SW WASHINGTON                              TIGARD                     OR    972230000   WASHINGTON
                    SQUARE ROAD
4806.   PO33XC032   94712 HWY 99                                    JUNCTION CITY              OR    974480000   LANE
4807.   PO33XC048   12333 SILVER FALLS HWY                          AUMSVILLE                  OR    37325       MARION
                    SE
4808.   PO33XC049   8862-8872 NE SILVERTON                          SILVERTON                  OR    973810000   MARION
                    RD
4809.   PO33XC050   840 INDUSTRY WAY                                SILVERTON                  OR    97381       MARION
4810.   PO33XC054   29239 SE HWY 224                                EAGLE CREEK                OR    97022       CLACKAMAS
4811.   PO33XC067   16175 NE MAJOR LANE                             YAMHILL                    OR    97148       YAMHILL
4812.   PO33XC069   WAST OF 24040 WAPATO                            GASTON                     OR    97119       YAMHILL
                    SCHOOL ROAD
4813.   PO33XC073   3075 SE TUALATIN                                HILLSBORO                  OR    971230000   WASHINGTON
                    VALLEY HIGHWAY
4814.   PO33XC088   1940 CADLE ROAD                                 RICREALL                   OR    97371       POLK
4815.   PO33XC118   3287 OLIVE WAY              209 DOUGLAS         LONGVIEW                   WA    985320000   COWLITZ
                                                STREET
4816.   PO33XC129   36360 SMITH ROAD                                COLUMBIA CITY              OR    97051       COLUMBIA
4817.   PO33XC132   151 NOB LANE                                    KELSO                      WA    98626       COWLITZ
4818.   PO33XC149   38253 SLEDGE ROAD                               SCIO                       OR    973740000   LINN

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4819.   PO33XC163   92884 APPLEGATE TRAIL                           JUNCTION CITY              OR    97448       LANE
4820.   PO33XC171   150 PORT AVE                                    ST. HELENS                 OR    970510000   COLUMBIA
4821.   PO33XC180   875 S. PACIFIC HWY. W.                          MONMOUTH                   OR    97361       POLK
4822.   PO35XC002   718 N.E. 12TH AVE.                              PORTLAND                   OR    972320000   MULTNOMAH
4823.   PO35XC004   4420 SE COLUMBIA WAY                            VANCOUVER                  WA    986610000   CLARK
4824.   PO35XC006   16015 SE CASCADE PARK                           VANCOUVER                  WA    986830000   CLARK
                    DRIVE
4825.   PO36XC008   18495 NW BRONSON RD.                            HILLSBORO                  OR    972290000   WASHINGTON
4826.   PO36XC011   4550 NE CORNELL ROAD                            HILLSBORO                  OR    971240000   WASHINGTON
4827.   PO40XC001   4207 NE ST. JOHNS                               VANCOUVER                  WA    986610000   CLARK
4828.   PO40XC014   14480 SW JENKINS ROAD                           BEAVERTON                  OR    970050000   WASHINGTON
4829.   PO40XC017   1151 N.E. GRANT STREET                          HILLSBORO                  OR    971240000   WASHINGTON
4830.   PO54XC002   605 S.E. 164TH AVE.                             VANCOUVER                  WA    986840000   CLARK
4831.   PO54XC005   111 N GARFIELD                                  EUGENE                     OR    974400000   LANE
4832.   PO54XC007   1200 N MAIN AVENUE                              GRESHAM                    OR    970300000   MULTNOMAH
4833.   PO54XC010   20781 SW 105TH AVENUE                           TUALATIN                   OR    970620000   WASHINGTON
4834.   PO54XC011   16744 SW SCHOOLS FERRY                          BEAVERTON                  OR    970070000   WASHINGTON
                    ROAD
4835.   PO54XC026   4579 NE CULLY                                   PORTLAND                   OR    972180000   MULTNOMAH
4836.   PO54XC046   11501 SE SUNNYSIDE ROAD                         CLACKAMAS                  OR    970150000   CLACKAMAS

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4837.   PO54XC072   9100 SE 58TH DRIVE                              MILWAUKIE                  OR    972060000   CLACKAMAS
4838.   PO55XC102   21975 SW BASELINE RD.                           HILLSBORO                  OR    971230000   WASHINGTON
4839.   PT03XC059   101 SWINBURNE STREET                            PITTSBURGH                 PA    15213       ALLEGHENY
4840.   PT03XC062   446 PANORAMA ST                                 PITTSBURGH                 PA    15207       ALLEGHENY
4841.   PT03XC070   GROUSE HUNTER ROAD                              CLAYSVILLE                 PA    15323       WASHINGTON
                    SOUTH
4842.   PT03XC113   2090A KRAMER RD                                 GIBSONIA                   PA    15044       ALLEGHENY
4843.   PT03XC138   BENEDICT TOWERS RD                              JOHNSTOWN                  PA    15909       CAMBRIA
4844.   PT03XC140   546 ROUTE 356                                   APOLLO                     PA    15613       WESTMORELAND
4845.   PT03XC149   JONES MILL-STAHLSTOWN                           STAHLSTOWN                 PA    15687       WESTMORELAND
                    RD
4846.   PT03XC160   630 SQUAW RUN RD E                              PITTSBURGH                 PA    15238       ALLEGHENY
4847.   PT03XC258   AHN 1 CRUZER ROAD                               TRIADELPHIA                WV    26059       OHIO
4848.   PT03XC273   121 PINE MEADOWS                                WEXFORD                    PA    150900000   ALLEGHENY
4849.   PT03XC277   165 LINDY STREET                                BEAVER FALLS               PA    15010       BEAVER
4850.   PT13XC076   231 RANKIN RD                                   ROSTRAVER                  PA    15012       WESTMORELAND
4851.   PT13XC077   FLAUGHERTY RUN ROAD                             MOON                       PA    15108       ALLEGHENY
4852.   PT13XC080   BOYD AVENUE                                     EAST WASHINGTON            PA    153010000   WASHINGTON
4853.   PT13XC081   127 FULTON ROAD                                 ACANONSBURG                PA    15317       WASHINGTON

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4854.   PT13XC168   RR 7 BOX 255 A SANDY                            GREENSBURG                 PA    15650       WESTMORELAND
                    HILL
4855.   PT13XC176   SR 1032                                         GREENSBURG                 PA    15601       WESTMORELAND
4856.   PT13XC178   2301 SHULTZ ROAD                                RUFFS DALE                 PA    15679       WESTMORELAND
4857.   PT13XC179   4691 FAIRVIEW DRIVE                             MURRAYSVILLE               PA    15668       WESTMORELAND
4858.   PT13XC182   124 MOSS SIDE BLVD.                             NORTH VERSAILLES           PA    151370000   ALLEGHENY
4859.   PT13XC184   WALTZ MILL RD.                                  RUFFS DALE                 PA    15679       WESTMORELAND
4860.   PT13XC280   2200 EVERGREEN ROAD                             PITTSBURGH                 PA    15237       ALLEGHENY
4861.   PT13XC284   555 ROUTE 40 W                                  WEST ALEXANDER             PA    15376       WASHINGTON
4862.   PT13XC285   OLD BUTLER ROAD                                 PORTERSVILLE               PA    16051       BUTLER
4863.   PT13XC287   436 PROSPECT ROAD                               EVANS CITY                 PA    16033       BUTLER
4864.   PT13XC288   391 FREEPORT RD                                 BUTLER                     PA    16002       BUTLER
4865.   PT13XC289   2195 SAMPLE ROAD                                ALLISON PARK               PA    151010000   ALLEGHENY
4866.   PT13XC507   357 BOSTON HOLLOW RD                            ELIZABETH                  PA    15037       ALLEGHENY
4867.   PT13XC509   1 THELMA DRIVE                                  WEST NEWTON                PA    15089       WESTMORELAND
4868.   PT13XC510   2726 BOWMAN AVE                                 MCKEESPORT                 PA    15132       ALLEGHENY
4869.   PT13XC514   355 SPRINGER ROAD                               FREEDOM                    PA    15042       BEAVER
4870.   PT13XC515   1/4 MILE EAST OF THE                            BADEN                      PA    15005       BEAVER
                    INTERSECTION OF WALNUT
                    STREET

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4871.   PT13XC517   FRIEL ROAD                                      BADEN                      PA    15005       BEAVER
4872.   PT13XC518   1161 FREEDOM CRIDER                             NEW SEWICKLEY              PA    15042       BEAVER
                    ROAD
4873.   PT13XC522   261 WEST CHAPEL RIDGE                           FOX CHAPEL                 PA    15238       ALLEGHENY
                    ROAD
4874.   PT23XC527   1710 DOUGLAS DRIVE                              PITTSBURGH                 PA    152210000   ALLEGHENY
4875.   PT23XC535   20333 ROUTE 19                                  CRANBERRY TOWNSHIP         PA    160660000   BUTLER
4876.   PT23XC609   RD #5 BOX 69-D                                  MT. PLEASANT               PA    15666       WESTMORELAND
4877.   PT23XC610   1788 HUSBAND ROAD                               SOMERSET                   PA    15501       SOMERSET
4878.   PT23XC641   RD 1 BOX 299, MT. AIRY                          ENON VALLEY                PA    16120       LAWRENCE
                    ROAD
4879.   PT23XC648   ROAD #1, BOX 37                                 TOWNSHIP OF COOK           PA    15687       WESTMORELAND
4880.   PT23XC657   256 TULIP LANE                                  JEFFERSON TOWNSHIP         PA    15501       SOMERSET
4881.   PT33XC004   GIBBS ROAD                                      TOWNSHIP OF RACCOON        PA    15001       BEAVER
4882.   PT33XC006   619 LEEPER ROAD                                 GEORGETOWN                 PA    15403       BEAVER
4883.   PT33XC007   PLATTS HILL ROAD                                ALLQUIPPE, HANOVER         PA    15026       BEAVER
                                                                    TWNSHP
4884.   PT33XC075   RD 3, BOX 276 SYLVANIA                          SLIPPERY ROCK              PA    16057       LAWRENCE
                    ROAD
4885.   PT33XC102   RD2, BOX 135                                    PLAIN GROVE                PA    16156       LAWRENCE
4886.   PT33XC103   GARDNER ROAD                                    MAHONING TOWNSHIP          PA    16103       LAWRENCE
4887.   PT33XC104   ROUTE 18                                        NEW WILMINGTON             PA    16142       LAWRENCE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4888.   PT43XC801   881 NARROWS RUN ROAD                            TOWNSHIP OF MOON           PA    151080000   ALLEGHENY
4889.   PT43XC817   836 HAZELWOOD AVENUE                            PITTSBURGH                 PA    152170000   ALLEGHENY
4890.   PT54XC026   112 W. LIBERTY ROAD                             SLIPPERY ROCK              PA    160570000   BUTLER
4891.   PT54XC037   160 BETHEL CEMETRY ROAD                         NEW FLORENCE               PA    159440000   INDIANA
4892.   PT54XC038   2255 GRANGE HALL ROAD                           SEWARD                     PA    159540000   INDIANA
4893.   PT54XC047   316 WERTZ ROAD                                  JOHNSTOWN                  PA    159020000   CAMBRIA
4894.   PT54XC049   284 SAINTZ STREET                               JOHNSTOWN                  PA    159060000   CAMBRIA
4895.   PT54XC917   855 MACBETH DRIVE                               MONROEVILLE                PA    151460000   ALLEGHENY
4896.   PT54XC923   260 KENDALL STREET                              CORAOPOLIS                 PA    151080000   ALLEGHENY
4897.   PT54XC930   615 PAINTERS RUN ROAD                           PITTSBURGH                 PA    152280000   ALLEGHENY
4898.   PT54XC931   1657 SAW MILL RUN                               PITTSBURGH                 PA    152100000   ALLEGHENY
4899.   RA03XC001   202 MCIVER ST                                   SANFORD                    NC    27330       LEE
4900.   RA03XC003   251 CHATHAM CHURCH RD                           MONCURE                    NC    27559       CHATHAM
4901.   RA03XC004   840 FIRE TOWER ROAD                             PITTSBORO                  NC    27312       CHATHAM
4902.   RA03XC021   1720 PALMERS GROVE                              HILLSBOROUGH               NC    27278       ORANGE
                    CHURCH RD
4903.   RA03XC031   5232 LORBACHER RD                               APEX                       NC    27502       WAKE
4904.   RA03XC038   3805 NC HIGHWAY 42                              WILLOW SPRING              NC    27592       WAKE
4905.   RA03XC047   421 S BLOUNT ST                                 RALEIGH                    NC    27601       WAKE

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4906.   RA03XC050   13125 SIX FORKS RD                              RALEIGH                    NC    27614       WAKE
4907.   RA03XC051   925 W WATSON RD                                 BENSON                     NC    27504       JOHNSTON
4908.   RA03XC055   8000 THOMPSON MILL RD                           WAKE FOREST                NC    27587       WAKE
4909.   RA03XC063   3020 HODGE RD                                   KNIGHTDALE                 NC    27545       WAKE
4910.   RA03XC070   390 COTTON ACRES ROAD                           MONCURE                    NC    27559       CHATHAM
4911.   RA03XC075   10015 FALLS OF NEUSE RD                         RALEIGH                    NC    27614       WAKE
4912.   RA03XC078   8240 NC HIGHWAY 87 S                            SANFORD                    NC    27330       CHATHAM
4913.   RA03XC079   8023 US HIGHWAY 15 501                          PITTSBORO                  NC    27312       CHATHAM
                    N
4914.   RA03XC081   7756 NC HIGHWAY 50 W                            ANGIER                     NC    27501       JOHNSTON
4915.   RA03XC082   544 PYLAN DR                                    CLAYTON                    NC    27520       JOHNSTON
4916.   RA03XC083   2601 BENSON RD                                  GARNER                     NC    27529       WAKE
4917.   RA03XC092   18159 NC HIGHWAY 210                            ANGIER                     NC    27501       JOHNSTON
4918.   RA03XC093   801 CARPENTER POND RD                           RALEIGH                    NC    27613       WAKE
4919.   RA03XC097   7309 BUFFALOE RD                                RALEIGH                    NC    27616       WAKE
4920.   RA03XC101   2602 ROLESVILLE RD                              WENDELL                    NC    27591       WAKE
4921.   RA03XC129   9109 LOUISBURG RD                               WAKE FOREST                NC    27587       WAKE
4922.   RA03XC147   215 SMALLWOOD DR                                MORRISVILLE                NC    27560       DURHAM
4923.   RA03XC151   401 WEAVER DAIRY RD # A                         CHAPEL HILL                NC    27514       ORANGE

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4924.   RA03XC154   3917 NEAL RD                                    DURHAM                     NC    27705       DURHAM
4925.   RA03XC907   231 E GREEN SPRINGS RD                          PARKTON                    NC    28371       ROBESON
4926.   RA03XC914   3771 RAMSEY ST                                  FAYETTEVILLE               NC    28311       CUMBERLAND
4927.   RA03XC915   SPENCER BALL PARK                               FT. BRAGG                  NC    283070000   CUMBERLAND
4928.   RA03XC920   3485 CLINTON RD                                 FAYETTEVILLE               NC    28301       CUMBERLAND
4929.   RA03XC923   110 W JENKINS ST                                FAYETTEVILLE               NC    28306       CUMBERLAND
4930.   RA03XC926   508 HOFFER DR                                   FAYETTEVILLE               NC    28301       CUMBERLAND
4931.   RA03XC928   1713 SCULL RD                                   RAEFORD                    NC    28376       HOKE
4932.   RA03XC933   915 SHAW RD                                     FAYETTEVILLE               NC    28311       CUMBERLAND
4933.   RA03XC936   160 PRIVATE LANE                                ABERDEEN                   NC    28315       MOORE
4934.   RA03XC993   6534 US 15-501                                  CARTHAGE                   NC    28371       MOORE
4935.   RA03XC994   1815 BRYANT RD                                  CARTHAGE                   NC    28327       MOORE
4936.   RA03XC995   188 LEA RD                                      WEST END                   NC    27376       MOORE
4937.   RA25XC009   1615 OBERLIN RD.                                RALEIGH                    NC    276080000   WAKE
4938.   RA25XC040   5053 NELSON RD                                  MORRISVILLE                NC    275600000   WAKE
4939.   RA25XC042   4822 EBENEZER CHURCH                            RALEIGH                    NC    276120000   WAKE
                    RD.
4940.   RA25XC101   3600 DAVIS DRIVE                                MORRISVILLE                NC    275600000   WAKE
4941.   RA33XC017   686 ADDOR ROAD                                  ABERDEEN                   NC    283150000   HOKE
4942.   RA33XC018   2345 LAKE MCNEILL ROAD                          LUMBER BRIDGE              NC    28357       ROBESON
4943.   RA33XC019   1858 TOM M. ROAD            SSR 1152            ROWLAND                    NC    283830000   ROBESON
4944.   RA33XC020   736 HAYES RD.                                   MAXTON                     NC    28364       ROBESON

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4945.   RA33XC100   104 HIGHWAY 70 EAST                             HILLSBOROUGH               NC    272780000   ORANGE
4946.   RA33XC122   6876 NC HWY. 39                                 HENDERSON                  NC    27536       VANCE
4947.   RA33XC131   1590 HORSESHOE BEND                             HENDERSON                  NC    27536       VANCE
                    ROAD
4948.   RA33XC252   5029 NC HIGHWAY 87                              FAYETTEVILLE               NC    28306       CUMBERLAND
                    SOUTH
4949.   RA33XC260   NC 87 HWY. WEST                                 FAYETTEVILLE               NC    283060000   BLADEN
4950.   RA33XC279   565 FOWLER ROAD                                 LUMBERTON                  NC    28358       ROBESON
4951.   RA54XC033   5208 NC HWY 96 WEST                             YOUNGSVILLE                NC    275960000   FRANKLIN
4952.   RA54XC037   926 SOUTH 13TH STREET/                          ERWIN                      NC    283390000   HARNETT
                    HIGHWAY 217
4953.   RA54XC084   23102 STRICKLAND                                FAYETTEVILLE               NC    283040000   CUMBERLAND
                    BRIDGE RD
4954.   RA54XC199   9805 PLANK ROAD                                 FT. BRAGG                  NC    283100000   HOKE
4955.   RA54XC200   3-1339 BUTNER ROAD                              FT. BRAGG                  NC    283100000   CUMBERLAND
4956.   RA54XC201   9142 GRUEBER RD                                 FT. BRAGG                  NC    283100000   CUMBERLAND
4957.   RA54XC203   436 ROWAN STREET                                FAYETTVILLE                NC    283010000   CUMBERLAND
4958.   RA54XC213   3039 BOONE TRAIL                                FAYETTVILLE                NC    283040000   CUMBERLAND
                    EXTENSION
4959.   RA54XC228   5770 ROCKFISH DRIVE                             HOPE MILLS                 NC    283480000   CUMBERLAND
4960.   RG13XC001   6500 WEST EXPRESSWAY 83                         MISSION                    TX    75872       HIDALGO

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4961.   RG13XC003   700 EAST EXPRESSWAY                             SAN JUAN                   TX    785890000   HIDALGO
4962.   RG13XC004   INTERSECTION OF MILE 1                          MERCEDES                   TX    78570       HIDALGO
                    RD. W & MILE 12 RD. NORTH
4963.   RG13XC006   947 KATY LN                                     BROWNSVILLE                TX    785200000   CAMERON
4964.   RG13XC007   1011 W. KELLY                                   PHARR                      TX    78577       HIDALGO
4965.   RG13XC008   106 E HACKBERRY AVE.                            MCALLEN                    TX    785020000   HIDALGO
4966.   RG13XC012   2638 YOLANDA STREET                             BROWNSVILLE                TX    785212512   CAMERON
4967.   RG13XC013   NE CNR OF CESAR CHAVEZ                          EDINBURG                   TX    785390000   HIDALGO
                    RD AND TRENTON RD
4968.   RG13XC016   2153 EAST HWY 83                                RIO GRANDE CITY            TX    785820000   STARR
4969.   RG13XC017   1515 EAST HARRISON                              BROWNSVILLE                TX    785200000   CAMERON
4970.   RG33XC150   HWY. #83                                        ROMA                       TX    78584       STARR
4971.   RG33XC151   20074 BROWN TRACT RD.                           RIO HONDA                  TX    785830000   CAMERON
4972.   RG54XC451   15553 WYRICK ROAD                               HARLINGEN                  TX    785500000   CAMERON
4973.   RG54XC452   2015 AURORA                                     BROWNSVILLE                TX    785260000   CAMERON
4974.   RG54XC454   2702 WEST HWY 281                               LOS INDIOS                 TX    785670000   CAMERON
4975.   RG54XC459   2416B W. PECAN BLVD                             MCALLEN                    TX    785010000   HIDALGO
4976.   RG54XC464   7470 N FM 755                                   RIO GRANDE CITY            TX    785820000   STARR
4977.   RI03XC002   PO BOX 764                                      CHESTER                    VA    23831       CHESTERFIELD
4978.   RI03XC003   100 W VAUGHAN RD                                ASHLAND                    VA    23005       HANOVER

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4979.   RI03XC004   HWY 671                                         ASHLAND                    VA    230050000   HANOVER
4980.   RI03XC007   MARINE CORPS DRIVE                              LANEXA                     VA    23089       NEW KENT
4981.   RI03XC010   4116 E WILLIAMSBURG RD                          SANDSTON                   VA    23150       HENRICO
4982.   RI03XC015   5700 TWIN HICKORY LN                            GLEN ALLEN                 VA    23059       HENRICO
4983.   RI03XC016   1801 COXENDALE RD                               CHESTER                    VA    23836       CHESTERFIELD
4984.   RI03XC023   1955 PORTUGEE ROAD                              RICHMOND                   VA    23245       RICHMOND
4985.   RI03XC037   SHADY GROVE ROAD AND I                          MECHANICSVILLE             VA    23116       HANOVER
                    25
4986.   RI03XC045   655 HUGUENOT TRAIL                              MIDLOTHIAN                 VA    23113       POWHATAN
4987.   RI03XC047   15200 COSBY RD                                  CHESTERFIELD               VA    23832       CHESTERFIELD
4988.   RI03XC049   IRON BRIDGE RD                                  CHESTER                    VA    23831       CHESTERFIELD
4989.   RI03XC050   7821 WALMSLEY BLVD                              RICHMOND                   VA    23235       CHESTERFIELD
4990.   RI03XC052   14277 MOUNTAIN RD.                              FARRINGTON                 VA    23059       HANOVER
4991.   RI03XC055   12910 GENITO RD                                 MIDLOTHIAN                 VA    23112       CHESTERFIELD
4992.   RI03XC058   POUNCEY TRACT & I 64                            GLEN ALLEN                 VA    23060       HENRICO
4993.   RI03XC060   9717 VARINA RD                                  RICHMOND                   VA    23231       HENRICO
4994.   RI03XC064   RTE 33 & RTE 611                                MONTPELIER                 VA    23192       HANOVER
4995.   RI03XC079   11807 S CRATER RD                               PETERSBURG                 VA    23805       PRINCE GEORGE
4996.   RI03XC080   2929 FRONTAGE ROAD                              PETERSBURG                 VA    23805       PETERSBURG CITY

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

4997.   RI03XC081   5201 COURTHOUSE RD                              PRINCE GEORGE              VA    23875       PRINCE GEORGE
4998.   RI03XC083   18626 LUNDYS ROAD                               DINWIFFIE                  VA    23841       DINWIDDIE
4999.   RI03XC087   11112 WASHINGTON HWY                            GLEN ALLEN                 VA    23059       HANOVER
5000.   RI03XC088   203 DOW GIL RD                                  ASHLAND                    VA    23005       HANOVER
5001.   RI03XC090   16099 BINNS RD                                  DOSWELL                    VA    23047       HANOVER
5002.   RI03XC094   4904 STATION RD                                 SUTHERLAND                 VA    23885       DINWIDDIE
5003.   RI03XC095   201 DRY BRIDGE RD.                              MIDLOTHIAN                 VA    23113       CHESTERFIELD
5004.   RI03XC098   13025 COX ROAD                                  CHURCH ROAD                VA    23833       DINWIDDIE
5005.   RI03XC107   7100 MIDLOTHIAN TPKE                            RICHMOND                   VA    23225       CHESTERFIELD
5006.   RI03XC109   7093 BROAD NECK RD.                             HANOVER                    VA    230606296   HANOVER
5007.   RI03XC115   5021RIDGEDALE PARKWAY                           RICHMOND                   VA    23234       CHESTERFIELD
5008.   RI03XC120   401 S LABURNUM AVE                              RICHMOND                   VA    23223       HENRICO
5009.   RI03XC121   ROUTE 60                                        QUINTON                    VA    23141       NEW KENT
5010.   RI03XC123   600 E LABURNUM AVE                              RICHMOND                   VA    23222       HENRICO
5011.   RI03XC124   7213 FOXAL RD                                   MECHANICSVILLE             VA    23116       HANOVER
5012.   RI03XC125   12411 JENNINGS RD                               ASHLAND                    VA    23005       HANOVER
5013.   RI03XC126   1301 MOUNTAIN RD.                               RICHMOND                   VA    23227       HENRICO
5014.   RI03XC128   10000 PATTERSON AVE                             RICHMOND                   VA    23233       HENRICO

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5015.   RI03XC133   LITTLE LEAGUE LANE                              RICHMOND                   VA    23242       HENRICO
5016.   RI03XC134   10717 HULL STREET RD                            MIDLOTHIAN                 VA    23112       CHESTERFIELD
5017.   RI03XC138   6550 HULL STREET RD                             RICHMOND                   VA    23224       RICHMOND
5018.   RI03XC140   10700 ACADEMY DR                                MIDLOTHIAN                 VA    23112       CHESTERFIELD
5019.   RI03XC148   716 E 7TH ST                                    RICHMOND                   VA    23224       RICHMOND
5020.   RI03XC149   1650 DARBYTOWN RD                               RICHMOND                   VA    23231       HENRICO
5021.   RI03XC151   20 WESTOVER HILLS BLVD                          RICHMOND                   VA    23225       RICHMOND
5022.   RI03XC153   10921 CARRIAGE ROAD                             PROVIDENCE FORGE           VA    23140       NEW KENT
5023.   RI03XC157   1207 HILLIARD RD                                RICHMOND                   VA    23228       HENRICO
5024.   RI03XC166   WEST SIDE OF I-295                              HOPEWELL                   VA    23860       HOPEWELL CITY
5025.   RI03XC174   12007 SCHOOL ST.                                RICHMOND                   VA    23220       RICHMOND
5026.   RI03XC179   13139 BEAVER DAM RD                             WAVERLY                    VA    23890       SUSSEX
5027.   RI03XC180   320 WEST MAIN STREET                            WAKEFIELD                  VA    23888       SUSSEX
5028.   RI13XC028   309 FAIRGROUNDS ROAD                            PETERSBURG                 VA    238030000   PETERSBURG CITY
5029.   RI13XC068   1201 NORTH 38TH STREET                          RICHMOND                   VA    232230000   RICHMOND
5030.   RI13XC070   3425 SHORT PUMP ROAD,                           GLEN ALLEN                 VA    232730000   HENRICO
                    SHORT PUMP PARK

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5031.   RI25XC082   2813 BAINBRIDGE STREET                          RICHMOND                   VA    232250000   RICHMOND
5032.   RI25XC119   9515 WEST BROAD STREET                          RICHMOND                   VA    232940000   HENRICO
5033.   RI33XC005   13500 OLD STAGE RD.                             HOPEWELL                   VA    238600000   PRINCE GEORGE
5034.   RI33XC007   33076 ROUTE 30                                  WEST POINT                 VA    231810000   KING WILLIAM
5035.   RI33XC008   RT. 679                                         ESSEX                      VA    224360000   ESSEX
5036.   RI33XC032   6288 PATRICK HENRY HWY.                         Crewe                      VA    239300000   NOTTOWAY
5037.   RI33XC122   SSR 631                                         BRUINGTON                  VA    23023       KING AND QUEEN
5038.   RI44XC001   10190 EAST PATRICK                              ASHLAND                    VA    230050000   HANOVER
                    HENRY RD.
5039.   RI54XC167   9900 WOODPECKER RD.                             CHESTERFIELD               VA    238380000   CHESTERFIELD
5040.   RI54XC168   14800 BRADLEY BRIDGE RD                         CHESTERFIELD               VA    232380000   CHESTERFIELD
5041.   RV03XC001   21595 BOX SPRINGS RD                            MORENO VALLEY              CA    92557       RIVERSIDE
5042.   RV03XC002   3291 RUSSELL ST                                 RIVERSIDE                  CA    92501       RIVERSIDE
5043.   RV03XC003   200 SYCAMORE CANYON BLVD                        RIVERSIDE                  CA    92507       RIVERSIDE
5044.   RV03XC004   LOT S OF 2998 IVY ST                            RIVERSIDE                  CA    92506       RIVERSIDE
5045.   RV03XC005   SE COR. MOTOR CIR./F                            RIVERSIDE                  CA    92504       RIVERSIDE
5046.   RV03XC006   10090 INDIANA AVE                               RIVERSIDE                  CA    92503       RIVERSIDE
5047.   RV03XC007   2770 GRIFFIN WAY                                CORONA                     CA    92879       RIVERSIDE
5048.   RV03XC009   1900 LAMPTON LN                                 NORCO                      CA    92860       RIVERSIDE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5049.   RV03XC010   104 MAPLE ST.                                   CORONA                     CA    91720       RIVERSIDE
5050.   RV03XC011   OFF 4850 GREEN RIVER                            CORONA                     CA    91720       RIVERSIDE
5051.   RV03XC013   WEST OF 8951 GRANITE                            RIVERSIDE                  CA    92509       RIVERSIDE
5052.   RV03XC014   12085 LIMONITE                                  MIRA LOMA                  CA    91752       RIVERSIDE
5053.   RV03XC015   7700 LIMONITE AVE                               RIVERSIDE                  CA    92509       RIVERSIDE
5054.   RV03XC016   10295 ARLINGTON AVENUE                          RIVERSIDE                  CA    925050000   RIVERSIDE
5055.   RV03XC017   6448 CANAL ST                                   RIVERSIDE                  CA    92509       RIVERSIDE
5056.   RV03XC018   SW CORNER MITCHELL A                            RIVERSIDE                  CA    925010000   RIVERSIDE
5057.   RV03XC025   7675 MAGNOLIA AVE                               RIVERSIDE                  CA    92504       RIVERSIDE
5058.   RV03XC027   16400 MOCKINGBIRD                               RIVERSIDE                  CA    92504       RIVERSIDE
                    CANYON RD
5059.   RV03XC028   SE CORNER/MAGNOLIA &                            CORONA                     CA    91719       RIVERSIDE
5060.   RV03XC031   15209 WOOD RD                                   RIVERSIDE                  CA    92508       RIVERSIDE
5061.   RV03XC032   APN 277-210-008                                 CORONA                     CA    91719       RIVERSIDE
5062.   RV03XC033   21880 TEMESCAL CANYON RD                        CORONA                     CA    92883       RIVERSIDE
5063.   RV03XC034   24475 MAYHEW ST                                 CORONA                     CA    92883       RIVERSIDE
5064.   RV03XC036   61000 LAKE STREET                               LAKE ELSINORE              CA    92531       RIVERSIDE
5065.   RV03XC037   17425 BAKER STREET                              LAKE ELSINORE              CA    92530       RIVERSIDE
5066.   RV03XC039   32631 GRAPE ROAD                                LAKE ELSINORE              CA    92532       RIVERSIDE
5067.   RV03XC040   ACROSS FROM 24400 PR                            WILDOMAR                   CA    92595       RIVERSIDE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5068.   RV03XC042   END OF FIG STREET NE                            MURRIETA                   CA    92563       RIVERSIDE
5069.   RV03XC045   ANTELOPE ROAD                                   MURRIETA                   CA    92563       RIVERSIDE
5070.   RV03XC046   HAUN ROAD                                       SUN CITY                   CA    92584       RIVERSIDE
5071.   RV03XC047   27860 BRADLEY RD                                SUN CITY                   CA    92586       RIVERSIDE
5072.   RV03XC048   820 RIDER STREET                                PERRIS                     CA    92570       RIVERSIDE
5073.   RV03XC049   12189 MISSION BLVD                              MIRA LOMA                  CA    91752       RIVERSIDE
5074.   RV03XC050   25125 SADIE DRIVE                               PERRIS                     CA    92570       RIVERSIDE
5075.   RV03XC051   321 BELLA LUCIA                                 ELSINORE                   CA    92530       RIVERSIDE
5076.   RV03XC052   23229 PALMOMAR ST.                              WILDOMAR                   CA    92595       RIVERSIDE
5077.   RV03XC054   36371 BRIGGS RD                                 MURRIETA                   CA    92563       RIVERSIDE
5078.   RV03XC056   34035 FLORIDA AVE (H                            HOMELAND                   CA    92548       RIVERSIDE
5079.   RV03XC057   515 E KIMBALL AVE                               HEMET                      CA    92543       RIVERSIDE
5080.   RV03XC060   PALOMA DEL SOL PARK         DE PORTOLA ROAD     TEMECULA                   CA    92589       RIVERSIDE
5081.   RV03XC061   26201 YNEZ RD                                   TEMECULA                   CA    92591       RIVERSIDE
5082.   RV03XC062   26930 FIR AVE                                   MORENO VALLEY              CA    92555       RIVERSIDE
5083.   RV03XC064   DAVID MOUNTAIN ROAD                             BEAUMONT                   CA    92223       RIVERSIDE
5084.   RV03XC066   16411 1/2 LAMB CANYON                           BEAUMONT                   CA    922230000   RIVERSIDE
                    ROAD
5085.   RV03XC067   10851 GILMAN SPRINGS                            MORENO VALLEY              CA    92555       RIVERSIDE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5086.   RV03XC068   50-020 SEMINOLE DRIV                            CABAZON                    CA    92230       RIVERSIDE
5087.   RV03XC069   31008 RANCHO                                    TEMECULA                   CA    92590       RIVERSIDE
                    CALIFORNIA RD.
5088.   RV03XC071   19020 N INDIAN AVE                              PALM SPRINGS               CA    92262       RIVERSIDE
5089.   RV03XC074   33700 DATE PALM DR                              CATHEDRAL CITY             CA    92234       RIVERSIDE
5090.   RV03XC079   320605 HARRY OLIVER                             THOUSAND PALMS             CA    92276       RIVERSIDE
5091.   RV03XC080   77800 CALIFORNIA DRIVE                          PALM DESERT                CA    922110000   RIVERSIDE
5092.   RV03XC081   MONROE ST. & HIGGINS                            INDIO                      CA    92201       RIVERSIDE
5093.   RV03XC083   74735 HOVLEY LANE                               PALM DESERT                CA    926600000   RIVERSIDE
5094.   RV03XC084   11551 ARLINGTON AVENUE                          RIVERSIDE                  CA    92505       RIVERSIDE
5095.   RV03XC086   956 W. BLAINE STREET                            RIVERSIDE                  CA    92507       RIVERSIDE
5096.   RV03XC087   5450 VICTORIA AVENUE                            RIVERSIDE                  CA    92506       RIVERSIDE
5097.   RV33XC200   NE CORNER OF LANDAU                             CATHEDRAL CITY             CA    922630000   RIVERSIDE
                    AND MADRID
5098.   RV33XC207   NW CORNER                                       DESERT HOT SPRINGS         CA    922400000   RIVERSIDE
                    PIERSON/SALTON VIEW RD
5099.   RV33XC208   14021 W HOBSON WAY                              BLYTHE                     CA    922250000   RIVERSIDE
5100.   RV33XC215   86275 AVENUE 50                                 COACHELLA                  CA    92236       RIVERSIDE
5101.   RV33XC230   37805 RANCHO                                    TEMECULA                   CA    925890000   RIVERSIDE
                    CALIFORNIA ROAD

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5102.   RV33XC231   36701 HWY 79 SOUTH                              TEMECULA                   CA    925930000   RIVERSIDE
5103.   RV33XC232   42730 HIGHWAY 79                                AGUANGA                    CA    925360000   RIVERSIDE
5104.   RV33XC233   46-900 HWY 371                                  AGUANGA                    CA    925360000   RIVERSIDE
5105.   RV33XC235   54750 CAVE ROCK ROAD                            Anza                       CA    925390000   RIVERSIDE
5106.   RV33XC236   59725 TABLE MOUNTAIN                            ANZA                       CA    925390000   RIVERSIDE
                    TRAIL
5107.   RV33XC241   34410 CALAC ROAD                                TEMECULA                   CA    925920000   RIVERSIDE
5108.   RV33XC265   47806 HIGHWAY 74                                IDYLLWILD                  CA    925490000   RIVERSIDE
5109.   RV33XC266   50485 HWY 74                SR 74 &             IDYLLWILD                  CA    925490000   RIVERSIDE
                                                BLACKBURN CANYON
                                                ACCESS RD.
5110.   RV33XC277   11349 PERRIS BLVD                               MORENO VALLEY              CA    925570000   RIVERSIDE
5111.   RV33XC281   40701 ORTEGA HIGHWAY                            SAN JUAN CAPISTRANO        CA    926750000   ORANGE
5112.   RV35XC090   3111 TAHQUITZ CANYOND                           PALM SPRINGS               CA    922640000   RIVERSIDE
                    ROAD
5113.   RV35XC093   27905 JOHN F KENNEDY DR                         MORENO VALLEY              CA    925550000   RIVERSIDE
5114.   RV35XC094   13051 ELSWORTH                                  MORENO VALLEY              CA    925530000   RIVERSIDE
5115.   RV35XC095   70380 HWY 111                                   RANCHO MIRAGE              CA    922700000   RIVERSIDE
5116.   RV35XC096   1150 WEST 10TH STREET                           CORONA                     CA    917200000   RIVERSIDE
5117.   RV35XC100   41520 MARGARITA ROAD                            TEMECULA                   CA    925910000   RIVERSIDE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5118.   RV35XC904   12981 PERRIS BLVD                               MORENO VALLEY              CA    925530000   RIVERSIDE
5119.   RV37XC913   SOUTH MAIN STREET &                             CORONA                     CA    917200000   RIVERSIDE
                    MOUNTAIN GATE DRIVE
5120.   RV37XC917   SW CORNER OF JFK DRIVE                          MORENO VALLEY              CA    925510000   RIVERSIDE
                    AND KITCHING ST
5121.   RV37XC924   40600 CALIFORNIA OAKS                           MURRIETA                   CA    925620000   RIVERSIDE
                    ROAD
5122.   RV37XC928   55860 VERBENIA AVE                              WHITE WATER                CA    922820000   RIVERSIDE
5123.   RV40XC711   81955 HWY 111                                   INDIO                      CA    922600000   RIVERSIDE
5124.   RV54XC402   69-200 HIGHWAY 111                              CATHEDRAL CITY             CA    922340000   RIVERSIDE
5125.   RV54XC403   75050 MERLE DRIVE                               PALM DESERT                CA    922110000   RIVERSIDE
5126.   RV54XC405   76-055 Country Club Dr.                         Palm Desert                CA    92211       Riverside
5127.   RV54XC408   20202 APTOS STREET                              RIVERSIDE                  CA    925080000   RIVERSIDE
5128.   RV54XC409   2951 JACKSON AVE                                RIVERSIDE                  CA    925030000   RIVERSIDE
5129.   RV54XC411   10056 60TH ST                                   RIVERSIDE                  CA    925090000   RIVERSIDE
5130.   RV54XC452   39772 GENERAL KEARNEY RD                        TEMECULA                   CA    925910000   RIVERSIDE
5131.   RV54XC454   PLAZA LAS BRISAS, 39872                         MURRIETA                   CA    925620000   RIVERSIDE
                    LOS ALAMOS RD.
5132.   RV54XC461   18175 NORTHSTAR AVE                             RIVERSIDE                  CA    925080000   RIVERSIDE
5133.   RV54XC462   19880 KIRKPATRICK ROAD                          PERRIS                     CA    925700000   RIVERSIDE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5134.   RV54XC464   20375 FARLEY AVENUE                             CORONA                     CA    917190000   RIVERSIDE
5135.   RV54XC466   18041 LOCKWOOD AVE                              RIVERSIDE                  CA    925030000   RIVERSIDE
5136.   RV54XC469   18700 LAKE PERRIS DRIVE                         LAKE PERRIS                CA    925710000   RIVERSIDE
5137.   RV54XC470   4095 S. LESTER AVE.                             CORONA                     CA    928813927   RIVERSIDE
5138.   RV54XC485   19940 HANSEN AVENUE                             NUEVO                      CA    925670000   RIVERSIDE
5139.   RV54XC487   46600 ADAMS STREET                              LA QUINTA                  CA    922530000   RIVERSIDE
5140.   RV54XC488   78136 FRANCES HACK LANE                         LA QUINTA                  CA    922530000   RIVERSIDE
5141.   RV54XC490   APN 653-460-019                                 INDIO                      CA    922010000   RIVERSIDE
5142.   RV54XC503   29879 SCOTT RD                                  SUN CITY                   CA    925849509   RIVERSIDE
5143.   RV54XC514   40945 CACTUS VALLEY RD                          HEMET                      CA    925440000   RIVERSIDE
5144.   RV54XC518   16095 HERMOSA DR.                               RIVERSIDE                  CA    925060000   RIVERSIDE
5145.   RV54XC519   11000 REDLANDS BLVD                             CITY OF MORENO VALLEY      CA    925550000   RIVERSIDE
5146.   RV54XC520   27122 FAIRVIEW AVE                              HEMET                      CA    925440000   RIVERSIDE
5147.   RV54XC523   37980 BROOKSIDE AVENUE                          BEAUMONT                   CA    922230000   RIVERSIDE
5148.   RV54XC524   10515 VILLAGE ROAD                              MORENO VALLEY              CA    925570000   RIVERSIDE
5149.   RV54XC526   9530 CALIMESA BLVD.                             CALIMESA                   CA    923200000   RIVERSIDE
5150.   SA03XC002   130 PROBANDT                                    SAN ANTONIO                TX    78204       BEXAR
5151.   SA03XC003   2012 S BRAZOS ST                                SAN ANTONIO                TX    78207       BEXAR

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5152.   SA03XC004   334 LOS MORAS                                   SAN ANTONIO                TX    78283       BEXAR
5153.   SA03XC005   334 LOS MORAS                                   SAN ANTONIO                TX    78283       BEXAR
5154.   SA03XC008   109 HUMBLE AVE                                  SAN ANTONIO                TX    78225       BEXAR
5155.   SA03XC009   514 GLADSTONE                                   SAN ANTONIO                TX    78225       BEXAR
5156.   SA03XC010   5149 BLANCO RD                                  SAN ANTONIO                TX    78216       BEXAR
5157.   SA03XC012   110 CONNELLY ST                                 SAN ANTONIO                TX    78203       BEXAR
5158.   SA03XC014   1710 SAS DRIVE                                  SAN ANTONIO                TX    78213       BEXAR
5159.   SA03XC015   8719 CROWNHILL BLVD                             SAN ANTONIO                TX    78209       BEXAR
5160.   SA03XC016   13426 WEST AVE                                  SAN ANTONIO                TX    78216       BEXAR
5161.   SA03XC017   2218 N WALTERS                                  SAN ANTONIO                TX    78208       BEXAR
5162.   SA03XC018   7570 NW FM 1604 W                               SAN ANTONIO                TX    78255       BEXAR
5163.   SA03XC019   1405 FAIR AVE                                   SAN ANTONIO                TX    78223       BEXAR
5164.   SA03XC020   1253 AUSTIN HWY                                 SAN ANTONIO                TX    78209       BEXAR
5165.   SA03XC021   2151 S.W. 36TH/HWY 90                           SAN ANTONIO                TX    78237       BEXAR
                    W.
5166.   SA03XC022   151 TELLEZ AVE                                  SAN ANTONIO                TX    78228       BEXAR
5167.   SA03XC023   7103 NEW HWY 90 W                               SAN ANTONIO                TX    78251       BEXAR
5168.   SA03XC025   3802 PLEASANTON RD                              SAN ANTONIO                TX    78221       BEXAR
5169.   SA03XC026   9371 S PANAM EXPY                               SAN ANTONIO                TX    78211       BEXAR
5170.   SA03XC027   8329 SW LOOP 410                                SAN ANTONIO                TX    78242       BEXAR
5171.   SA03XC029   3302 GOLIAD RD                                  SAN ANTONIO                TX    78223       BEXAR
5172.   SA03XC030   7230 E US HIGHWAY 90                            SAN ANTONIO                TX    78219       BEXAR

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5173.   SA03XC031   1730 SE LOOP 410                                SAN ANTONIO                TX    78578       BEXAR
5174.   SA03XC032   4330 FACTORY HILL ST                            SAN ANTONIO                TX    78219       BEXAR
5175.   SA03XC033   10324 FM 1957                                   SAN ANTONIO                TX    78251       BEXAR
5176.   SA03XC035   3709 BLUEMEL RD                                 SAN ANTONIO                TX    78229       BEXAR
5177.   SA03XC036   10874 LESLIE RD                                 HELOTES                    TX    78023       BEXAR
5178.   SA03XC041   10750 IOTA DR                                   SAN ANTONIO                TX    78217       BEXAR
5179.   SA03XC043   6339 MONTGOMERY                                 SAN ANTONIO                TX    78239       BEXAR
5180.   SA03XC044   5691 FM 1516                                    CONVERSE                   TX    78109       BEXAR
5181.   SA03XC045   6200 W IH 10                                    SAN ANTONIO                TX    78201       BEXAR
5182.   SA03XC046   5 SISTERDALE RD                                 BOERNE                     TX    78006       KENDALL
5183.   SA03XC047   111 W BROADVIEW DR                              SAN ANTONIO                TX    78228       BEXAR
5184.   SA03XC048   RR 1 BOX 22                                     CIBOLO                     TX    78108       GUADALUPE
5185.   SA03XC049   5425 N LOOP 1604 E                              SAN ANTONIO                TX    78247       BEXAR
5186.   SA03XC050   5440 COOKSEY ROAD                               SAN ANTONIO                TX    78101       BEXAR
5187.   SA03XC051   808 WILLIAMS ST                                 SEGUIN                     TX    78155       GUADALUPE
5188.   SA03XC052   6184 E FM 476                                   PLEASANTON                 TX    78064       ATASCOSA
5189.   SA03XC053   27850 NATURAL BRIDGE                            SAN ANTONIO                TX    78266       COMAL
                    CAVERNS RD
5190.   SA03XC054   13803 W FM 2790 SOUTH                           LYTLE                      TX    78052       ATASCOSA
5191.   SA03XC055   3390 WOODFIN DR                                 SAN ANTONIO                TX    78264       BEXAR
5192.   SA03XC056   28453 IH 10 W                                   BOERNE                     TX    78006       KENDALL
5193.   SA03XC057   14030 S US HIGHWAY 181                          SAN ANTONIO                TX    78223       BEXAR

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5194.   SA03XC058   HWY 181 & FM 223                                FLORESVILLE                TX    78114       WILSON
5195.   SA03XC064   1196 HOMESTEAD RIDGE                            NEW BRAUNFELS              TX    78132       COMAL
5196.   SA03XC066   305 PARADISE ALY                                NEW BRAUNFELS              TX    78130       COMAL
5197.   SA03XC070   15582 CAPITOL PORT                              SAN ANTONIO                TX    78249       BEXAR
5198.   SA03XC072   1004 HIGHWAY 46                                 BOERNE                     TX    78006       KENDALL
5199.   SA03XC075   130 OLD ENGEL RD                                NEW BRAUNFELS              TX    78132       COMAL
5200.   SA03XC076   6045 N IH 35                                    NEW BRAUNFELS              TX    78130       COMAL
5201.   SA03XC077   18561 BANDERA RD                                HELOTES                    TX    78023       BEXAR
5202.   SA03XC078   ANGEL'S HILL RD                                 SPRING BEACH               TX    78070       BEXAR
5203.   SA03XC079   ROCK ROSE                                       NEW BRAUNFELS              TX    78132       COMAL
5204.   SA03XC081   9089 BANDERA RD                                 SAN ANTONIO                TX    78250       BEXAR
5205.   SA03XC084   29589 SMITHSON VALLEY                           SAN ANTONIO                TX    78261       BEXAR
                    #2
5206.   SA03XC085   11920 W IH 10                                   SAN ANTONIO                TX    78230       BEXAR
5207.   SA03XC086   320 HIGHWAY 46                                  BOERNE                     TX    78006       KENDALL
5208.   SA03XC087   23711 W IH 10                                   SAN ANTONIO                TX    78257       BEXAR
5209.   SA03XC088   610 FM 3009 # 2TLCC                             SCHERTZ                    TX    78154       GUADALUPE
5210.   SA03XC400   835 FRONTON RD                                  BROWNSVILLE                TX    78552       CAMERON
5211.   SA03XC401   900 NORTH TAYLOR                                MCALLEN                    TX    78539       HIDALGO
5212.   SA03XC403   721 WALSH AVE                                   MISSION                    TX    78572       HIDALGO

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5213.   SA03XC404   836 N CAGE BLVD                                 PHARR                      TX    78577       HIDALGO
5214.   SA03XC405   NORTH 23RD & DOVE AVENUE                        MCALLEN                    TX    78504       HIDALGO
5215.   SA03XC406   556 N IOWA AVE                                  BROWNSVILLE                TX    78521       CAMERON
5216.   SA03XC407   2759 BUSINESS 83                                HARLINGEN                  TX    78552       CAMERON
5217.   SA03XC408   105 N TOWER RD                                  ALAMO                      TX    78516       HIDALGO
5218.   SA03XC409   801 SOUTH 16 1/2 STREET                         MCALLEN                    TX    78502       HIDALGO
5219.   SA03XC410   1602 E SPRAGUE ST                               EDINBURG                   TX    78539       HIDALGO
5220.   SA03XC411   500 E US HIGHWAY 83                             WESLACO                    TX    78596       HIDALGO
5221.   SA03XC412   213 S OHIO ST                                   MERCEDES                   TX    78570       HIDALGO
5222.   SA03XC413   HWY 77 / 5TH STREET                             HARLINGEN                  TX    78552       CAMERON
5223.   SA03XC414   800 E ROBERTSON ST                              SAN BENITO                 TX    78586       CAMERON
5224.   SA03XC415   1403 EXPRESSWAY 83                              DONNA                      TX    78537       HIDALGO
5225.   SA03XC417   1200 MACINTOSH ST                               BROWNSVILLE                TX    78521       CAMERON
5226.   SA03XC418   250 INDUSTRIAL DR                               PORT ISABEL                TX    78578       CAMERON
5227.   SA03XC419   FM 106 @FM509                                   HARLINGEN                  TX    78552       CAMERON
5228.   SA03XC423   NE CORNER OF FM 3072 &                          LAS MILPAS                 TX    78589       HIDALGO
                    FM 2557
5229.   SA03XC424   DIANA ST                                        WESLACO                    TX    78596       HIDALGO
5230.   SA03XC427   1ST ST ACROSS FROM                              SEBASTIAN                  TX    78598       WILLACY
                    GARCIA CEMETARY
5231.   SA03XC431   HWY 48 & FISHERMAN PL                           BROWNSVILLE                TX    78578       CAMERON
                    ROAD

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5232.   SA13XC091   14537 BULVERDE RD                               SAN ANTONIO                TX    78247       BEXAR
5233.   SA13XC092   8026 WEEBLES                                    SAN ANTONIO                TX    78218       BEXAR
5234.   SA13XC094   618 AVENUE A                                    SAN ANTONIO                TX    78215       BEXAR
5235.   SA13XC109   23500 BLANCO ROAD                               SAN ANTONIO                TX    78258       BEXAR
5236.   SA13XC110   31767 BLANCO ROAD                               BULVERDE                   TX    78163       BEXAR
5237.   SA13XC117   850 HIGHWAY 46 SOUTH                            NEW BRAUNFELS              TX    78130       COMAL
5238.   SA13XC120   1777 NE LOOP 410                                SAN ANTONIO                TX    78216       BEXAR
5239.   SA13XC123   7912 FREDERICKSBURG ROAD                        SAN ANTONIO                TX    78229       BEXAR
5240.   SA13XC126   555 WEST SUNSENT ROAD                           SAN ANTONIO                TX    78216       BEXAR
5241.   SA13XC127   1900 BLUE CREST LANE                            SAN ANTONIO                TX    78247       BEXAR
5242.   SA13XC128   19240 RED LAND ROAD                             SAN ANTONIO                TX    78259       BEXAR
5243.   SA13XC129   14039 NACOGDOCHES ROAD                          SAN ANTONIO                TX    78247       BEXAR
5244.   SA13XC130   16611 NACOGDOCHES ROAD                          SAN ANTONIO                TX    782471012   BEXAR
5245.   SA13XC132   305 BURNET STREET                               SAN ANTONIO                TX    78202       BEXAR
5246.   SA13XC134   7022 W. HAUSMANN ROAD                           SAN ANTONIO                TX    782490000   BEXAR
5247.   SA13XC137   ROLAND AVENUE & I-10                            SAN ANTONIO                TX    78210       BEXAR

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5248.   SA13XC155   4265 INDUSTRIAL CTR                             SAN ANTONIO                TX    782174809   BEXAR
5249.   SA13XC157   819 SOUTH LAREDO                                SAN ANTONIO                TX    78201       BEXAR
5250.   SA13XC160   1706 SW LOOP 410                                SAN ANTONIO                TX    782271602   BEXAR
5251.   SA13XC161   13510 FM 1937                                   SAN ANTONIO                TX    78221       BEXAR
5252.   SA13XC163   8544 BLANCO ROAD                                SAN ANTONIO                TX    782160000   BEXAR
5253.   SA13XC166   3390 COUNTY ROAD 430                            PLEASANTON                 TX    78064       ATASCOSA
5254.   SA13XC167   27631 PAPOOSE PASS                              SAN ANTONIO                TX    78260       BEXAR
5255.   SA13XC168   327 W. OLMOS                                    SAN ANTONIO                TX    782120000   BEXAR
5256.   SA13XC312   4722 S PADRE ISLAND DR                          CORPUS CHRISTI             TX    78411       NUECES
5257.   SA13XC314   WALDRON RD                                      CORPUS CHRISTI             TX    78418       LIVE OAK
5258.   SA13XC317   PATTON ST                                       CORPUS CHRISTI             TX    78414       LIVE OAK
5259.   SA13XC318   2702 S PADRE ISLAND DR                          CORPUS CHRISTI             TX    78415       NUECES
5260.   SA13XC327   13810 SUNTAN AVE                                CORPUS CHRISTI             TX    784180000   NUECES
5261.   SA13XC329   1611 PRESCOTT ST                                CORPUS CHRISTI             TX    78404       NUECES
5262.   SA13XC437   TAMARACK AVE                                    MCALLEN                    TX    78501       HIDALGO
5263.   SA13XC440   2212 W FERN AVE                                 MCALLEN                    TX    78501       HIDALGO
5264.   SA13XC441   FM 681 AND  107                                 MISSION                    TX    78572       HIDALGO
5265.   SA13XC442   N BRYAN RD                                      MISSION                    TX    78572       HIDALGO
5266.   SA13XC445   ALBERTA RD                                      EDINBURG                   TX    78539       HIDALGO
5267.   SA13XC446   SUNSHINE STRIP                                  HARLINGEN                  TX    78550       CAMERON
5268.   SA13XC449   123 TAFT ST                                     BROWNSVILLE                TX    78521       CAMERON

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5269.   SA13XC450   N CENTRAL AVE                                   BROWNSVILLE                TX    78521       CAMERON
5270.   SA13XC475   ELIDE ROAD                                      PALM HURST                 TX    78572       HIDALGO
5271.   SA13XC476   LARRY TAYNE ROAD                                EDINBURG                   TX    78539       HIDALGO
5272.   SA13XC479   HIGHLINE ROAD                                   PHARR                      TX    78577       HIDALGO
5273.   SA13XC480   1/8 MILE WEST PRIMER                            HARLINGEN                  TX    78552       CAMERON
                    ROAD
5274.   SA13XC481   136 KLEBERG ST.                                 BROWNSVILLE                TX    78526       CAMERON
5275.   SA13XC485   314 F. STREET                                   HARLINGEN                  TX    78550       CAMERON
5276.   SA13XC486   1/4 MILE N. WILLIAMS                            SAN BENITO                 TX    78587       CAMERON
                    ROAD
5277.   SA13XC487   S. RABB RD                                      SANTA ROSA                 TX    78593       CAMERON
5278.   SA13XC503   928 S HWY 123 BYPASS                            SEGUIN                     TX    78155       GUADALUPE
5279.   SA13XC525   6601 EVERHART RD                                CORPUS CHRISTI             TX    78413       NUECES
5280.   SA13XC528   1400 BLK. GREENHORNE                            CORPUS CHRISTI             TX    78416       NUECES
                    ROAD
5281.   SA13XC529   2921 CABANAISS PARKWAY                          CORPUS CHRISTI             TX    78412       NUECES
5282.   SA13XC533   1219 MCILVAINE STREET                           SAN ANTONIO                TX    78201       BEXAR
5283.   SA13XC534   609 E BEECH AVE                                 MCALLEN                    TX    78501       HIDALGO
5284.   SA13XC537   2406 OLD PORT ISABEL RD                         BROWNSVILLE                TX    78526       CAMERON
5285.   SA13XC538   151 S CORIA ST                                  BROWNSVILLE                TX    78520       CAMERON
5286.   SA13XC540   2925 CAROLINA ST                                BROWNSVILLE                TX    78521       CAMERON
5287.   SA13XC541   3425 BURTON DR                                  BROWNSVILLE                TX    78521       CAMERON
5288.   SA13XC542   S WARD RD                                       MCALLEN                    TX    78503       HIDALGO
5289.   SA13XC543   806 S I RD                                      PHARR                      TX    78577       HIDALGO

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5290.   SA13XC544   2509 W. BUSINESS 83                             WESLACO                    TX    78596       HIDALGO
5291.   SA13XC545   1901 E EXPRESSWAY 83                            MISSION                    TX    78572       HIDALGO
5292.   SA13XC546   8201 N. TENTH ST.                               MCALLEN                    TX    78504       HIDALGO
5293.   SA13XC547   809 E WHITEWING AVE                             MCALLEN                    TX    78501       HIDALGO
5294.   SA14XC081   2701 S LAMAR BLVD                               AUSTIN                     TX    78704       TRAVIS
5295.   SA14XC082   6007 N I H 35                                   AUSTIN                     TX    78723       TRAVIS
5296.   SA14XC083   5351 THUNDER CREEK RD                           AUSTIN                     TX    78759       TRAVIS
5297.   SA14XC084   4404 W WILLIAM CANNON                           AUSTIN                     TX    78749       TRAVIS
                    DR
5298.   SA14XC085   1580 CYPRESS CREEK RD                           CEDAR PARK                 TX    78613       WILLIAMSON
5299.   SA14XC086   3104 ALICE AVE                                  DEL VALLE                  TX    78617       TRAVIS
5300.   SA14XC087   12215 WATERS PARK RD                            AUSTIN                     TX    78759       TRAVIS
5301.   SA14XC088   6546 BURNET RD                                  AUSTIN                     TX    78757       TRAVIS
5302.   SA14XC089   9433 PARKFIELD DR                               AUSTIN                     TX    78758       TRAVIS
5303.   SA14XC090   5547 MCNEIL DR                                  AUSTIN                     TX    78729       TRAVIS
5304.   SA14XC091   1616 E OLTORF ST                                AUSTIN                     TX    78741       TRAVIS
5305.   SA14XC092   5501 S CONGRESS AVE                             AUSTIN                     TX    78745       TRAVIS
5306.   SA14XC094   7301 LOHMANS CROSSING                           LAGO VISTA                 TX    78645       TRAVIS
                    RD
5307.   SA14XC096   1002 SPRINGDALE RD                              AUSTIN                     TX    78721       TRAVIS
5308.   SA14XC098   3733 DROSSETT DR                                AUSTIN                     TX    78744       TRAVIS

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5309.   SA14XC100   3000 CHISHOLM TRL                               ROUND ROCK                 TX    78681       WILLIAMSON
5310.   SA14XC101   RURAL ROUTE 3/COUNTY                            AUSTIN                     TX    787549801   LEE
                    ROAD 139
5311.   SA14XC102   RT. 1, BOX 122A                                 GIDDINGS                   TX    789420000   LEE
5312.   SA14XC339   1520 OMOHUNDRO                                  ROCKPORT                   TX    78382       ARANSAS
5313.   SA14XC341   601 HWY 81                                      PORTLAND                   TX    783470000   SAN PATRICIO
5314.   SA33XC028   33875 I-10 WEST                                 BOERNE                     TX    78006       KENDALL
5315.   SA33XC037   3924 FREDRICKSBURG ROAD                         SAN ANTONIO                TX    782010000   BEXAR
5316.   SA33XC069   10652 I-35 NORTH                                SAN ANTONIO                TX    78233       BEXAR
5317.   SA33XC100   2550 THOUSAND OAKS                              SAN ANTONIO                TX    78232       BEXAR
5318.   SA33XC101   1802-1896 NACODOCHES                            SAN ANTONIO                TX    78209       BEXAR
                    ROAD
5319.   SA33XC202   1642 U.S. HIGHWAY 90                            WEST CASTROVILLE           TX    78009       MEDINA
5320.   SA33XC204   EAST SIDE OF CR 128                             GOLIAD                     TX    781190000   GOLIAD
5321.   SA33XC208   2801 AVENUE H                                   HONDO                      TX    78861       MEDINA
5322.   SA33XC209   24731 FM 306                                    CANYON LAKE                TX    781330000   COMAL
5323.   SA33XC215   553 ENCHANTED OAK DR.                           LAVERNIA                   TX    78121       WILSON
5324.   SA33XC218   106 3RD STREET                                  NIXON                      TX    78140       GONZALES
5325.   SA33XC222   6168 US HIGHWAY 87 EAST                         SMILEY                     TX    78159       GONZALES
5326.   SA33XC224   HWY 87                                          SMILEY                     TX    781590000   GONZALES
5327.   SA33XC225   170 TOM TOM TRAIL                               CANYON LAKE                TX    78132       COMAL
5328.   SA33XC226   909 FM 1107                                     STOCKDALE                  TX    781600000   WILSON

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5329.   SA33XC330   5714 WEBER ROAD                                 CORPUS CHRISTI             TX    78413       NUECES
5330.   SA33XC458   5 ITURBIDE ST.                                  BROWNSVILLE                TX    78520       CAMERON
5331.   SA33XC468   601 SOUTH 10TH ST                               MCALLEN                    TX    785010000   HIDALGO
5332.   SA33XC469   2781 SOUTH 29TH STREET                          MCALLEN                    TX    785038050   HIDALGO
5333.   SA33XC470   704 E. TEXANO DR.                               HIDALGO                    TX    78557       HIDALGO
5334.   SA33XC471   EARLING ROAD                                    SAN JUAN                   TX    78589       HIDALGO
5335.   SA33XC472   3010 NORTH 10TH ST.                             MCALLEN                    TX    785010000   HIDALGO
5336.   SA33XC474   2600 E. TAYLOR ST.                              BROWNSVILLE                TX    78520       CAMERON
5337.   SA54XC060   17200 HWY 46 WEST                               SPRING BRANCH              TX    780700000   COMAL
5338.   SA54XC061   6190 WEST LOOP 1604                             SAN ANTONIO                TX    782270000   BEXAR
                    S#2TELC
5339.   SA54XC062   FRANK HOFFMAN ROAD                              SOMMERSET                  TX    780730000   BEXAR
5340.   SA54XC063   14030 OLD CORPUS                                ELMENDORF                  TX    781120000   BEXAR
                    CHRISTI RD TELCC
5341.   SA54XC065   1235 QUINTANA RD.                               SAN ANTONIO                TX    782110000   BEXAR
5342.   SA54XC071   10752 FM 725                                    MC QUEENY                  TX    781230000   GUADALUPE
5343.   SA54XC169   5712 FIVE PALMS DRIVE                           SAN ANTONIO                TX    782420000   BEXAR
5344.   SA54XC236   571 PR 180                                      HELOTES                    TX    780230000   BANDERA
5345.   SA54XC237   511 HWY 46 WEST                                 BOERNE                     TX    780060000   KENDALL
5346.   SA54XC238   4507 S. GOAT RIDGE                              PIPE CREEK                 TX    780630000   BANDERA
5347.   SA54XC240   13380 FM 471 TELCC                              SAN ANTONIO                TX    782530000   BEXAR

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5348.   SA54XC241   18390 FM 1283                                   MICA                       TX    780560000   MEDINA
5349.   SA54XC242   502 W 39TH ST                                   LAKE HILLS                 TX    780630000   BANDERA
5350.   SA54XC243   5171 HWY 173 S.                                 BANDERA                    TX    780030000   BANDERA
5351.   SA54XC244   1297 ZETA                                       SAN ANTONIO                TX    782540000   BEXAR
5352.   SA54XC245   15805 CR 580 TLCC                               LACOSTE                    TX    780390000   MEDINA
5353.   SA54XC246   22818 HWY 16 S #14                              VON ORMY                   TX    780730000   BEXAR
5354.   SA54XC247   175 W FM 476                                    POTEET                     TX    780650000   ATASCOSA
5355.   SA54XC249   3840 FM 2722                                    NEW BRAUNFELS              TX    781320000   COMAL
5356.   SA54XC251   159 HWY 41                                      MOUNTAIN HOME              TX    780580000   KERR
5357.   SB03XC001   1600 FAIRWAY DR                                 COLTON                     CA    92324       SAN BERNARDINO
5358.   SB03XC002   4663 E GUASTI RD                                ONTARIO                    CA    91761       SAN BERNARDINO
5359.   SB03XC005   10192 LINDEN AVE                                BLOOMINGTON                CA    92316       SAN BERNARDINO
5360.   SB03XC007   3106 CAJON BLVD                                 SAN BERNARDINO             CA    92407       SAN BERNARDINO
5361.   SB03XC008   18181 CAJON BLVD. V                             SAN BERNARDINO             CA    92407       SAN BERNARDINO
5362.   SB03XC013   MYSTIC CANYON                                   CHINO HILLS                CA    917090000   LOS ANGELES
5363.   SB03XC014   900 E HIGHLAND AVE                              SAN BERNARDINO             CA    92404       SAN BERNARDINO
5364.   SB03XC015   1099 W 5TH ST                                   SAN BERNARDINO             CA    92411       SAN BERNARDINO
5365.   SB03XC017   170 N ARROWHEAD AVE                             RIALTO                     CA    92376       SAN BERNARDINO
5366.   SB03XC018   8333 ALMERIA AVE                                FONTANA                    CA    92335       SAN BERNARDINO
5367.   SB03XC019   34000 RICHARDSON STR                            LOMA LINDA                 CA    92354       SAN BERNARDINO

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5368.   SB03XC020   926 W HIGHLAND AVE                              REDLANDS                   CA    92373       SAN BERNARDINO
5369.   SB03XC022   8273 ROCHESTER AVE                              RANCHO CUCAMONGA           CA    91730       SAN BERNARDINO
5370.   SB03XC023   12691 16TH STREET                               YUCAIPA                    CA    92399       SAN BERNARDINO
5371.   SB03XC024   250 E 7TH ST                                    UPLAND                     CA    91786       SAN BERNARDINO
5372.   SB03XC026   2330 S VINEYARD AVE                             ONTARIO                    CA    91761       SAN BERNARDINO
5373.   SB03XC031   931 W PHILADELPHIA ST                           ONTARIO                    CA    91762       SAN BERNARDINO
5374.   SB03XC034   BALDY VIEW PARK                                 MONTCLAIR                  CA    917630000   SAN BERNARDINO
5375.   SB03XC035   9116 FOOTHILL BLVD.                             RANCHO CUCAMONGA           CA    917306564   SAN BERNARDINO
5376.   SB03XC038   12210 MICHIGAN ST                               GRAND TERRACE              CA    92313       SAN BERNARDINO
5377.   SB03XC039   3982 EUCALYPTUS AVENUE                          CHINO HILLS                CA    917090000   SAN BERNARDINO
5378.   SB03XC040   2050 CARBON CANYON RD                           CHINO HILLS                CA    91709       SAN BERNARDINO
5379.   SB03XC049   4334 N RIVERSIDE AVE                            RIALTO                     CA    92377       SAN BERNARDINO
5380.   SB03XC050   1659 CAJON BLVD.                                SAN BERNARDINO             CA    924070000   SAN BERNARDINO
5381.   SB03XC051   8317 U.S. HIGHWAY 138                           PHELAN                     CA    923714809   SAN BERNARDINO
5382.   SB03XC055   BOULDER RD. & I015                              SAN BERNARDINO             CA    92307       SAN BERNARDINO
5383.   SB03XC057   2551 COMMERCE PKWY                              BARSTOW                    CA    92311       SAN BERNARDINO

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5384.   SB03XC058   TOP OF BARSTOW HILL                             BARSTOW                    CA    92311       SAN BERNARDINO
5385.   SB03XC061   MANIX & I-15                                    SAN BERNARDINO             CA    92311       SAN BERNARDINO
5386.   SB03XC065   72400 BLOCK OF BAKER                            BAKER                      CA    92309       SAN BERNARDINO
5387.   SB03XC070   1999 AND 2044 PALM A                            SAN BERNARDINO             CA    92346       SAN BERNARDINO
5388.   SB33XC086   18495 CORWIN ROAD                               APPLE VALLEY               CA    923070000   SAN BERNARDINO
5389.   SB33XC087   14911 DALE EVANS                                APPLE VALLEY               CA    923070000   SAN BERNARDINO
                    PARKWAY
5390.   SB33XC092   17300 SILICA DR                                 VICTORVILLE                CA    923920000   SAN BERNARDINO
5391.   SB33XC096   15188 MAIN STREET                               HESPERIA                   CA    923450000   SAN BERNARDINO
5392.   SB33XC097   5690 ROCKVIEW DR.                               PHELAN                     CA    923710000   SAN BERNARDINO
5393.   SB33XC216   133 W. MOJAVE BLVD                              BIG BEAR CITY              CA    923140000   SAN BERNARDINO
5394.   SB33XC221   41965 GARSTIN DRIVE                             BIG BEAR LAKE              CA    923150000   SAN BERNARDINO
5395.   SB33XC222   5 MILES EAST OF                                 RUNNING SPRING             CA    923820000   SAN BERNARDINO
                    RUNNING SPRINGS
5396.   SB33XC253   31500 L STREET                                  BARSTOW                    CA    923110000   SAN BERNARDINO
5397.   SB33XC259   37686 HIGHWAY 38                                ANGELUS                    CA    923050000   SAN BERNARDINO
5398.   SB33XC274   29252 LARAMIE ST.                               LUCERNE VALLEY             CA    923560000   SAN BERNARDINO
5399.   SB33XC275   761 SAN TIMOTEO CANYON                          REDLANDS                   CA    923730000   SAN BERNARDINO
                    RD
5400.   SB35XC004   14765 VALLEY BLVD                               FONTANA                    CA    923350000   SAN BERNARDINO

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5401.   SB35XC028   WEST OF 9635 CHINO                              ONTARIO                    CA    917610000   SAN BERNARDINO
                    AVENUE
5402.   SB35XC029   7300 MILLIKEN                                   RANCHO CUCAMONGA           CA    917300000   SAN BERNARDINO
5403.   SB35XC030   WEST FOOTHILL BLVD.                             UPLAND                     CA    917840000   SAN BERNARDINO
5404.   SB35XC074   689 SOUTH STREET                                SAN BERNARDINO             CA    924080000   SAN BERNARDINO
5405.   SB35XC076   8061 CHURCH STREET                              EAST HIGHLAND              CA    923460000   SAN BERNARDINO
5406.   SB35XC079   1160 CORNELL AVE                                REDLANDS                   CA    923730000   SAN BERNARDINO
5407.   SB35XC901   9505 FERON                                      RANCHO CUCAMONGA           CA    917300000   SAN BERNARDINO
5408.   SB35XC902   2285 E. 6TH STREET                              SAN BERNARDINO             CA    924100000   SAN BERNARDINO
5409.   SB35XC905   1510 S BON VIEW ROAD                            ONTARIO                    CA    917610000   SAN BERNARDINO
5410.   SB37XC906   SIERRA AVENUE & SOUTH                           FONTANA                    CA    923360000   SAN BERNARDINO
                    HIGHLAND AVENUE
5411.   SB37XC907   14774 JURUPA AVE                                FONTANA                    CA    923370000   SAN BERNARDINO
5412.   SB37XC910   34594 AVENUE H                                  YUCAIPA                    CA    923995326   SAN BERNARDINO
5413.   SB38XC926   1521 W. LUGONIA AVENUE                          REDLANDS                   CA    923730000   SAN BERNARDINO
5414.   SB40XC715   260 E. VIRGINIA WAY                             BARSTOW                    CA    923110000   SAN BERNARDINO
5415.   SB54XC412   1317 E. SAN BERNARDINO                          UPLAND                     CA    917860000   SAN BERNARDINO
                    RD
5416.   SB54XC414   17255 MERRILL AVE. #B                           FONTANA                    CA    923350000   SAN BERNARDINO

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5417.   SB54XC416   1800 S RIVERSIDE                                COLTON                     CA    923240000   SAN BERNARDINO
5418.   SB54XC417   2000 OSTREM'S WAY                               SAN BERNARDINO             CA    924070000   SAN BERNARDINO
5419.   SB54XC419   34355 YUCAIPA BLVD.                             YUCAIPA                    CA    923990000   SAN BERNARDINO
5420.   SB54XC484   43101 GOLDMINE DRIVE                            BIG BEAR LAKE              CA    923150000   SAN BERNARDINO
5421.   SB57XC604   9460 LUCAS RANCH RD                             RANCHO CUCAMONGA           CA    917300000   SAN BERNARDINO
5422.   SB57XC606   9528 RICHMOND PLACE                             RANCHO CUCAMONGA           CA    917300000   SAN BERNARDINO
5423.   SB59XC001   13151 MESA LINDA AVENUE                         VICTORVILLE                CA    923920000   SAN BERNARDINO
5424.   SD03XC017   10455 POMERADO ROAD                             SAN DIEGO                  CA    921310000   SAN DIEGO
5425.   SD03XC019   7040 MIRAMAR RD.                                SAN DIEGO                  CA    92121       SAN DIEGO
5426.   SD03XC033   8615 CAPTAINS COURT                             ESCONDIDO                  CA    920265816   SAN DIEGO
5427.   SD03XC052   9190 GRAMERCY DR                                SAN DIEGO                  CA    92123       SAN DIEGO
5428.   SD03XC150   2237 JANIS WAY                                  SAN DIEGO                  CA    92008       SAN DIEGO
5429.   SD03XC167   9449 FRIARS ROAD                                SAN DIEGO                  CA    92108       SAN DIEGO
5430.   SD03XC175   12350 BLACK MOUNTAIN                            SAN DIEGO                  CA    92129       SAN DIEGO
5431.   SD03XC187   10146 RANCHO CARMEL                             SAN DIEGO                  CA    92128       SAN DIEGO
5432.   SD03XC202   SIEMPRE VIVA ROAD                               SAN DIEGO                  CA    92173       SAN DIEGO
5433.   SD03XC203   CALIENTE AND AIRWAY                             SAN DIEGO                  CA    92173       SAN DIEGO
                    ROADS
5434.   SD33XC003   450 YUCCA ROAD                                  FALLBROOK                  CA    920280000   SAN DIEGO

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5435.   SD33XC022   875 ENERGY WAY                                  CHULA VISTA                CA    919110000   SAN DIEGO
5436.   SD33XC023   15478 BANDY CANYON                              ESCONDIDO                  CA    920250000   SAN DIEGO
5437.   SD34XC501   1424 30TH STREET                                SAN DIEGO                  CA    921540000   SAN DIEGO
5438.   SD34XC505   CAGLE AND STOCKMAN                              NATIONAL CITY              CA    919500000   SAN DIEGO
5439.   SD34XC516   1905 EAST PLAZA BLVD.                           NATIONAL CITY              CA    919500000   SAN DIEGO
5440.   SD34XC519   4687 LOGAN AVE                                  SAN DIEGO                  CA    921130000   SAN DIEGO
5441.   SD34XC523   7222 SKYLINE                                    SAN DIEGO                  CA    921140000   SAN DIEGO
5442.   SD34XC525   3850 WESTGATE PLACE                             SAN DIEGO                  CA    921050000   SAN DIEGO
5443.   SD34XC530   2300 BANCROFT BAPTIST                           SPRING VALLEY              CA    919770000   SAN DIEGO
5444.   SD34XC539   6540 MACARTHUR DRIVE                            LEMON GROVE                CA    919450000   SAN DIEGO
5445.   SD34XC545   4425-4455 FEDERAL                               SAN DIEGO                  CA    921020000   SAN DIEGO
                    BOULEVARD
5446.   SD34XC546   8691 ECHO DRIVE                                 LA MESA                    CA    919410000   SAN DIEGO
5447.   SD34XC550   8861 LA MESA BLVD                               LA MESA                    CA    919410000   SAN DIEGO
5448.   SD34XC564   8800 GROSSMONT COLLEGE                          EL CAJON                   CA    920201799   SAN DIEGO
                    DRIVE
5449.   SD34XC569   128 LA CRESTA ROAD                              EL CAJON                   CA    920210000   SAN DIEGO
5450.   SD34XC570   3547 EAST VICTORIA                              ALPINE                     CA    919100000   SAN DIEGO
                    DRIVE
5451.   SD34XC579   16245 ALPINE BLVD.                              ALPINE                     CA    919010000   SAN DIEGO
5452.   SD34XC599   14530 ESPOLA ROAD                               POWAY                      CA    920640000   SAN DIEGO

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5453.   SD34XC600   1322 SAN PASQUAL                                ESCONDIDO                  CA    920270000   SAN DIEGO
                    VALLEY RD
5454.   SD34XC605   17534 HIGHWAY 67                                RAMONA                     CA    920650000   SAN DIEGO
5455.   SD34XC608   154A OLD JULIAN HWY                             RAMONA                     CA    920360000   SAN DIEGO
5456.   SD34XC611   87A ENCINITAS BLVD                              ENCINITAS                  CA    920240000   SAN DIEGO
5457.   SD34XC617   538 MAPLE STREET                                RAMONA                     CA    920651800   SAN DIEGO
5458.   SD34XC622   2646 MARY LANE                                  ECSONDIDO                  CA    920250000   SAN DIEGO
5459.   SD34XC623   1330 LEMON PLACE                                ESCONDIDO                  CA    920270000   SAN DIEGO
5460.   SD34XC635   3773 BUENA CREEK RD                             VISTA                      CA    920840000   SAN DIEGO
5461.   SD34XC638   2415 SUNFLOWER TERRACE                          VISTA                      CA    920838036   SAN DIEGO
5462.   SD34XC644   1650 SAN LUIS REY                               VISTA                      CA    920840000   SAN DIEGO
                    AVENUE
5463.   SD34XC648   2186 BAUTISTA AVE.                              VISTA                      CA    920830000   SAN DIEGO
5464.   SD34XC661   2939 ALTA VIEW DRIVE                            SAN DIEGO                  CA    921390000   SAN DIEGO
5465.   SD34XC668   2924 39TH STREET                                SAN DIEGO                  CA    921050000   SAN DIEGO
5466.   SD34XC673   7970 LEMON GROVE WAY                            LEMON GROVE                CA    919451820   SAN DIEGO
5467.   SD34XC680   7380 PARKWAY DRIVE                              LA MESA                    CA    919420000   SAN DIEGO
5468.   SD34XC681   8265 COMMERCIAL STREET                          LA MESA                    CA    919420000   SAN DIEGO
                    #03
5469.   SD34XC684   450 E. CHASE AVE.                               EL CAJON                   CA    920200000   SAN DIEGO

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5470.   SD34XC685   9570 MURRAY DR                                  LA MESA                    CA    919420000   SAN DIEGO
5471.   SD34XC686   722-790 JAMACHA ROAD                            EL CAJON                   CA    920190000   SAN DIEGO
5472.   SD34XC687   346 FRONT STREET            #7                  EL CAJON                   CA    920200000   SAN DIEGO
5473.   SD34XC694   1161 N. MAGNOLIA AVENUE                         EL CAJON                   CA    920200000   SAN DIEGO
5474.   SD34XC697   742 CLARENCE LANE                               ESCONDIDO                  CA    920290000   SAN DIEGO
5475.   SD34XC708   1510 KELLY ST.                                  Oceanside                  CA    92054       San Diego
5476.   SD34XC715   1662 SOUTH RANCHO                               SAN MARCOS                 CA    920785119   SAN DIEGO
                    SANTA FE ROAD
5477.   SD34XC717   8043 WINTER GARDENS                             EL CAJON                   CA    920210000   SAN DIEGO
                    BOULEVARD
5478.   SD34XC758   740 HILLTOP DRIVE                               CHULA VISTA                CA    919100000   SAN DIEGO
5479.   SD34XC773   1008 INDUSTRIAL BLVD                            CHULA VISTA                CA    919110000   SAN DIEGO
5480.   SD34XC783   2260 JIMMY DURANTE BLVD                         DEL MAR                    CA    921300000   SAN DIEGO
5481.   SD34XC793   892 Euclid Ave.                                 San Diego                  CA    92114       San Diego
5482.   SD34XC824   2428 CHOYA CANYON ROAD                          ESCONDIDO                  CA    920250000   SAN DIEGO
5483.   SD34XC825   766 MIDWAY DRIVE                                ESCONDIDO                  CA    920270000   SAN DIEGO
5484.   SD34XC828   1801 MASSACHUSETTS AVE                          LEMON GROVE                CA    919450000   SAN DIEGO
5485.   SD34XC846   145 HANNALEI DRIVE                              VISTA                      CA    920850820   SAN DIEGO

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5486.   SD35XC114   4737 CALLE NADA                                 SAN DIEGO                  CA    919010000   SAN DIEGO
5487.   SD35XC158   5821 SWEETWATER ROAD                            BONITA                     CA    919020000   SAN DIEGO
5488.   SD35XC198   8375 ENTREKAN WAY                               SAN DIEGO                  CA    921290000   SAN DIEGO
5489.   SD35XC200   14181 MIRA ZANJA CORTE                          SAN DIEGO                  CA    921300000   SAN DIEGO
5490.   SD35XC235   735 CROSBY STREET                               SAN DIEGO                  CA    921130000   SAN DIEGO
5491.   SD35XC238   1895 CAMINO DEL RIO                             SAN DIEGO                  CA    921080000   SAN DIEGO
                    SOUTH
5492.   SD35XC241   12025 SORRENTO VALLEY                           SAN DIEGO                  CA    921210000   SAN DIEGO
                    ROAD
5493.   SD36XC287   USMC CAMP PENDLETON                             SAN DIEGO                  CA    920550000   SAN DIEGO
5494.   SD36XC289   860 LAS PULGAS RD                               SAN DIEGO                  CA    920550000   SAN DIEGO
5495.   SD54XC482   BARONA INDIAN                                   BARONA                     CA    920400000   SAN DIEGO
                    RESERVATION
5496.   SD54XC846   BLDG #33927                                     CAMP PENDLETON             CA    920550000   SAN DIEGO
5497.   SD54XC848   BLDG #20850                                     CAMP PENDLETON             CA    920550000   SAN DIEGO
5498.   SD54XC851   2611 VANDEGRIFT BLVD.                           CAMP PENDLETON             CA    920550000   SAN DIEGO
5499.   SD54XC864   32225 VALLEY CENTER                             VALLEY CENTER              CA    920820000   SAN DIEGO
                    ROAD
5500.   SD54XC930   6434 JONEL WAY                                  BONITA                     CA    919020000   SAN DIEGO
5501.   SE03XC061   1543 RAINIER AVE S                              SEATTLE                    WA    98144       KING
5502.   SE03XC104   1741 S 356TH ST                                 FEDERAL WAY                WA    98003       KING
5503.   SE03XC126   23600 S.E. EVANS ST.                            ISSAQUAH                   WA    98027       KING

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5504.   SE03XC130   33010 SE 99TH ST                                SNOQUALMIE                 WA    98065       KING
5505.   SE03XC132   396TH DRIVE SE                                  SNOQUALMIE                 WA    98065       KING
5506.   SE03XC157   14125 NE 189TH ST                               WOODINVILLE                WA    98072       KING
5507.   SE03XC158   10052 NE 137TH ST                               KIRKLAND                   WA    98034       KING
5508.   SE03XC162   20113 S DANVERS RD                              LYNNWOOD                   WA    98036       SNOHOMISH
5509.   SE03XC165   17825 AVONDALE RD                               WOODINVILLE                WA    98072       KING
5510.   SE03XC176   412 8TH ST SW # 428                             AUBURN                     WA    98001       KING
5511.   SE03XC179   4023 AUBURN WAY S                               AUBURN                     WA    98092       KING
5512.   SE03XC180   27224 MILITARY SOUTH RD                         KENT                       WA    98032       KING
5513.   SE03XC201   400 BELL HILL LOOP                              DUPONT                     WA    98327       PIERCE
5514.   SE03XC206   3801 BRIDGEPORT WAY W                           TACOMA                     WA    98467       PIERCE
5515.   SE03XC228   23500 35TH AVE NE                               ARLINGTON                  WA    98223       SNOHOMISH
5516.   SE03XC231   3231 300TH ST NW                                STANWOOD                   WA    98292       SNOHOMISH
5517.   SE03XC237   364 PARADISE LANE                               GUEMES ISLAND              WA    98221       SKAGIT
5518.   SE03XC252   9009 HOLMAN RD NW                               SEATTLE                    WA    98117       KING
5519.   SE03XC254   16325 5TH AVE NE                                SHORELINE                  WA    98155       KING
5520.   SE03XC269   14515 15TH AVE NE                               SHORELINE                  WA    981550000   KING
5521.   SE03XC282   6125 SAND POINT WAY NE                          SEATTLE                    WA    98115       KING

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5522.   SE03XC327   114 MERIDIAN E                                  MILTON                     WA    98354       PIERCE
5523.   SE03XC329   3808 CONRAD JOHNSON                             Sumner                     WA    983900000   PIERCE
                    ROAD
5524.   SE03XC331   10401 MERIDIAN ST                               PUYALLUP                   WA    98371       PIERCE
5525.   SE03XC354   4580 150TH AVE NE                               REDMOND                    WA    98052       KING
5526.   SE03XC360   13300 AVONDALE RD NE                            WOODINVILLE                WA    98072       KING
5527.   SE03XC381   919 HOUSER WAY N                                RENTON                     WA    98055       KING
5528.   SE03XC383   16300 SE RENTON                                 RENTON                     WA    98059       KING
                    ISSAQUAH RD
5529.   SE03XC384   10430 RENTON-ISSAQUAH                           ISSAQUAH                   WA    98027       KING
                    ROAD
5530.   SE03XC386   23235 SE 212TH ST                               MAPLE VALLEY               WA    98038       KING
5531.   SE03XC390   14331 ISSAQUAH HOBART                           ISSAQUAH                   WA    98027       KING
                    RD SE
5532.   SE03XC402   112 S 150TH ST                                  BURIEN                     WA    98148       KING
5533.   SE03XC408   12400 51ST PL S                                 TUKWILA                    WA    98178       KING
5534.   SE03XC430   2526 WILLA ST NE                                OLYMPIA                    WA    98516       THURSTON
5535.   SE03XC434   20411 OLD HIGHWAY 99 SW                         CENTRALIA                  WA    98531       THURSTON
5536.   SE03XC435   132 JEAN RD                                     CHEHALIS                   WA    98532       LEWIS
5537.   SE03XC437   1125 JACKSON HWY S                              TOLEDO                     WA    98591       LEWIS
5538.   SE03XC465   9915 SW 156TH ST                                VASHON                     WA    98070       KING
5539.   SE03XC466   10210 SW 210TH ST                               VASHON                     WA    98070       KING
5540.   SE03XC467   27118 WAX ORCHARD                               VASHON                     WA    98070       KING
                    SOUTHWEST RD

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5541.   SE03XC469   2347 CALIFORNIA AVE                             SEATTLE                    WA    981160000   KING
5542.   SE03XC479   2105 70TH AVE E (ADENA                          TACOMA                     WA    98242       PIERCE
                    ROAD)
5543.   SE03XC480   3310 S SPRAGUE AVE                              TACOMA                     WA    98409       PIERCE
5544.   SE03XC529   2210 - 132ND STREET SE                          EVERETT                    WA    982080000   SNOHOMISH
5545.   SE03XC531   720 132ND ST SW                                 EVERETT                    WA    98204       SNOHOMISH
5546.   SE03XC554   18421 ALDERWOOD MALL                            LYNNWOOD                   WA    98037       SNOHOMISH
                    PKWY
5547.   SE03XC555   19006 HIGHWAY 99                                LYNNWOOD                   WA    98036       SNOHOMISH
5548.   SE03XC556   6601 244TH ST SW                                MOUNTLAKE TERRACE          WA    98043       SNOHOMISH
5549.   SE03XC570   MILEPOST 27-6, HIGHWAY 3                        BELFAIR                    WA    98528       MASON
5550.   SE03XC625   SR-16                                           PORT ORCHARD               WA    98367       KITSAP
5551.   SE03XC654   17624 STATE ROUTE 9 SE                          SNOHOMISH                  WA    98296       SNOHOMISH
5552.   SE03XC658   7531 224TH ST SE                                WOODINVILLE                WA    98072       SNOHOMISH
5553.   SE03XC663   HWY. 9 AT END OF 96TH                           SNOHOMISH                  WA    982050000   SNOHOMISH
                    AVE. S.E.
5554.   SE03XC676   1809 FALL CITY                                  CARNATION                  WA    98014       KING
                    CARNATION RD NE
5555.   SE03XC677   1411 REDMOND FALL CITY                          FALL CITY                  WA    98024       KING
                    RD SE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5556.   SE03XC678   1520 268TH AVE NE                               REDMOND                    WA    98053       KING
5557.   SE03XC681   22647 NE REDMOND FALL                           REDMOND                    WA    98053       KING
                    CITY RD
5558.   SE13XC104   17882 DES MOINES WAY                            BURIEN                     WA    98003       KING
5559.   SE13XC107   2351 145th Place SE                             Bellevue                   WA    98007       King
5560.   SE13XC113   9600 COLLEGE WAY NORTH                          SEATTLE                    WA    981030000   KING
5561.   SE13XC811   1001 S 112 TH STREET                            SEATTLE                    WA    98168       KING
5562.   SE13XC897   4420 CHENNAULT BEACH                            MUKILTEO                   WA    98275       SNOHOMISH
                    ROAD
5563.   SE13XC899   25 37TH STREET NW                               AUBURN                     WA    98002       KING
5564.   SE20XC001   MICROSOFT BUILDING 32       3620 163RD          REDMOND                    WA    980740000   KING
                                                AVENUE N.E.
5565.   SE29XC254   4601 S. ORCHARD STREET                          TACOMA                     WA    984090000   PIERCE
5566.   SE29XC298   5600 148TH AVENUE N.E.      PARKING GARAGE C    REDMOND                    WA    98052       KING
5567.   SE33XC015   4230 LINCOLN                                    POULSBO                    WA    983700000   KITSAP
5568.   SE33XC027   2909 DAN KELLY RD           SEC 20-T30-R7W      PORT ANGELES               WA    983630000   CLALLAM
5569.   SE33XC028   MT PLEASANT ROAD                                PORT ANGELES               WA    98362       CLALLAM
5570.   SE33XC034   SECTION 12 - TOWNSHIP                           OCEAN SHORES               WA    985680000   GRAYS HARBOR
                    18 NORTH - RANGE 12
                    WEST
5571.   SE33XC072   2810 TAYLOR AVE                                 BELLINGHAM                 WA    982250000   WHATCOM

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5572.   SE33XC073   OFF LAKE SAMISH ROAD                            BELLINGHAM                 WA    98226       WHATCOM
5573.   SE33XC076   22747 GUNDERSON ROAD                            MT. VERNON                 WA    982730000   SKAGIT
5574.   SE33XC098   9401 163RD AVE. NE                              GRANITE FALLS              WA    98252       SNOHOMISH
5575.   SE33XC103   551 RESERVOIR ROAD                              SEQUIM                     WA    98382       CLALLAM
5576.   SE33XC109   26394 PIONEER WAY                               POULSBO                    WA    983700000   KITSAP
5577.   SE33XC117   2456 SE SPRING CREEK                            PORT ORCHARD               WA    98367       KITSAP
                    ROAD
5578.   SE33XC118   3313 VICTORY DRIVE, SW      7124 St. Hwy 3SW    Port Orchard               WA    98367       Kitsap
5579.   SE33XC127   17000 BEN HOWARD ROAD                           SULTAN                     WA    983720000   SNOHOMISH
5580.   SE33XC186   181 NE EVANS LANE                               POULSBO                    WA    983700000   KITSAP
5581.   SE35XC008   117 SOUTH ANN STREET                            MONROE                     WA    982720000   SNOHOMISH
5582.   SE54XC002   1907 137TH AVE EAST                             SUMNER                     WA    983900000   PIERCE
5583.   SE54XC022   1417 FAIRGROUNDS RD. NW                         BREMERTON                  WA    983110000   KITSAP
5584.   SE54XC045   5164 ERLANDS POINT RD                           BREMERTON                  WA    983120000   KITSAP
5585.   SE54XC058   5620 24TH ST. NW                                GIG HARBOR                 WA    983350000   PIERCE
5586.   SE54XC061   3707 MARVIN ROAD NE                             LACEY                      WA    985160000   THURSTON
5587.   SE54XC068   7989 NE SALISH LANE                             KINGSTON                   WA    983460000   KITSAP
5588.   SE54XC084   900 DANIELS ROAD                                SHELTON                    WA    985840000   MASON
5589.   SE54XC091   4732 156TH ST SE                                BOTHELL                    WA    980120000   SNOHOMISH

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5590.   SE54XC104   18215 226TH AVE. NE                             WOODINVILLE                WA    980720000   KING
5591.   SE54XC108   17114 208TH AVE NE                              WOODINVILLE                WA    980720000   KING
5592.   SE55XC102   295 LIND AVENUE SW                              RENTON                     WA    981780000   KING
5593.   SE57XC002   2411 104TH ST. CT. S.                           LAKEWOOD                   WA                PIERCE
5594.   SF13XC330   2064 GRAVENSTEIN HWY N                          SEBASTOPOL                 CA    95473       SONOMA
5595.   SF13XC335   600 S. KELLY ROAD                               NAPA                       CA    94559       NAPA
5596.   SF13XC804   275 OLYMPIC WAY                                 SAN FRANCISCO              CA    941310000   SAN FRANCISCO
5597.   SF13XC821   2995 YERBA BUENA                                SAN JOSE                   CA    951350000   SANTA CLARA
5598.   SF13XC823   1004 SIR FRANCIS DRAKE                          KENTFIELD                  CA    949040000   MARIN
                    BLVD.
5599.   SF13XC825   799 ENBARCADERO ROAD                            PALO ALTO                  CA    943010000   SANTA CLARA
5600.   SF13XC900   450 SKYLINE BLVD                                MILLBRAE                   CA    94030       SAN MATEO
5601.   SF13XC901   8888 CABRILLO HWY                               MONTARA                    CA    940370000   SAN MATEO
5602.   SF33XC065   385 PITTSBURG AVE                               RICHMOND                   CA    948010000   ALAMEDA
5603.   SF33XC086   980 STATE HIGHWAY 25                            GILROY                     CA    950200000   SANTA CLARA
5604.   SF33XC152   END OF MIRAMAR DRIVE                            HALF MOON BAY              CA    940190000   SAN MATEO
5605.   SF33XC286   390 GREEN VALLEY ROAD                           EL DORADO HILLS            CA    957620000   EL DORADO
5606.   SF33XC405   935 PIEDMONT ROAD                               SAN JOSE                   CA    951320000   SANTA CLARA

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5607.   SF33XC512   1 ARASTRADERO ROAD                              PORTOLA VALLEY             CA    940280000   SANTA CLARA
5608.   SF33XC526   7285 PACHECO PASS                               GILROY                     CA    950200000   SANTA CLARA
                    HIGHWAY
5609.   SF33XC527   10031 PACHECO PASS                              HOLLISTER                  CA    950230000   SANTA CLARA
                    HIGHWAY
5610.   SF33XC530   450 THIRD AVENUE                                SAN BRUNO                  CA    940664550   SAN MATEO
5611.   SF33XC546   NORTH SHORELINE BLVD.                           MOUNTAIN VIEW              CA    940430000   SANTA CLARA
5612.   SF33XC551   1971 SAINT LAWRENCE                             SANTA CLARA                CA    95051       SANTA CLARA
                    DRIVE
5613.   SF33XC562   3120 WILLIAMS ROAD                              SAN JOSE                   CA    951170000   SANTA CLARA
5614.   SF33XC583   1993 BELLOMY STREET                             SANTA CLARA                CA    95050       SANTA CLARA
5615.   SF33XC584   1091 LEIGH AVENUE                               SAN JOSE                   CA    95126       SANTA CLARA
5616.   SF33XC587   299 SOUTH 34TH STREET                           SAN JOSE                   CA    951160000   SANTA CLARA
5617.   SF33XC588   1999 WEST SAN CARLOS                            SAN JOSE                   CA    951280000   SANTA CLARA
                    STREET
5618.   SF33XC592   SANTA HELENA AVENUE @                           SAN BRUNO                  CA    940660000   SAN MATEO
                    SAN ANTONIO AVENUE
5619.   SF33XC593   850 EDGEWATER BLVD.                             FOSTER CITY                CA    944040000   SAN MATEO
5620.   SF33XC594   US1 (CABRILLO HWY) -                            PESCADERO                  CA    940600000   SAN MATEO
                    TUNITAS CREEK RD.

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5621.   SF33XC609   101-199 SAN MARIN DRIVE                         NOVATO                     CA    949450000   MARIN
5622.   SF33XC617   33 SIR FRANCIS DRAKE                            ROSS                       CA    949570000   MARIN
                    BLVD.
5623.   SF33XC627   21 TOWER ROAD                                   SAN MATEO                  CA    944020000   SAN MATEO
5624.   SF33XC628   201 HIATT ROAD                                  CLOVERDALE                 CA    945250000   SONOMA
5625.   SF33XC634   55 ADELINE WAY                                  HEALDSBURG                 CA    954480000   SONOMA
5626.   SF33XC672   1101 HELEN DRIVE                                MILLBRAE                   CA    940300000   SAN MATEO
5627.   SF33XC702   2551 PLEASANT HILL                              PLEASANT HILL              CA    945230000   CONTRA COSTA
                    ROAD
5628.   SF33XC725   4001 VASCO ROAD                                 LIVERMORE                  CA    945500000   ALAMEDA
5629.   SF33XC729   ARMSTRONG ROAD                                  BYRON                      CA    945140000   CONTRA COSTA
5630.   SF33XC730   1300 CAMINO DIABLO ROAD                         BYRON                      CA    945140000   CONTRA COSTA
5631.   SF33XC737   1901 ISABEL AVENUE                              LIVERMORE                  CA    945500000   CONTRA COSTA
5632.   SF33XC739   7727 ALTAMONT PASS ROAD                         LIVERMORE                  CA    94588       ALAMEDA
5633.   SF33XC740   U.S. HWY. 50 EAST                               LIVERMORE                  CA    94550       ALAMEDA
5634.   SF33XC741   6960 TASSAJARA ROAD                             DUBLIN                     CA    945880000   ALAMEDA
5635.   SF33XC802   PA-FS47                     ASCOTT PARKWAY      VALLEJO                    CA    945900000   SOLANO
5636.   SF33XC805   1620 MASON ROAD                                 SUISUN CITY                CA    945850000   SOLANO
5637.   SF33XC808   5795 SILVERADO TRAIL                            NAPA                       CA    945580000   NAPA
5638.   SF33XC901   1250 EAST GUM AVE                               WOODLAND                   CA    956950000   YOLO
5639.   SF33XC907   5000 TWIN CITIES ROAD                           Walnut Grove               CA    956900000   SACRAMENTO

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5640.   SF33XC908   495 INDUSTRIAL DRIVE                            GALT                       CA    956320000   SACRAMENTO
5641.   SF33XC912   2145 HOWSLEY ROAD                               PLEASANT GROVE             CA    956680000   SUTTER
5642.   SF33XC921   3051 PINNACLE BT.                               SHINGLE SPRINGS            CA    956820000   EL DORADO
5643.   SF33XC923   6831 MOTHER LODE DRIVE                          PLACERVILLE                CA    956670000   EL DORADO
5644.   SF33XC931   4300 EL CAMINO                                  FAIR OAKS                  CA    958210000   SACRAMENTO
5645.   SF33XC933   MILLER PARK 4663                                FAIR OAKS                  CA    956280000   SACRAMENTO
                    KENNETH AVENUE
5646.   SF33XC952   9555 RAYFEN LANE                                NEWCASTLE                  CA    956580000   PLACER
5647.   SF36XC020   7315 JOHNSON DRIVE                              PLEASANTON                 CA    945880000   ALAMEDA
5648.   SF36XC022   11600 SHANNON AVE.                              DUBLIN                     CA    945680000   ALAMEDA
5649.   SF36XC027   100 BLISS AVENUE                                PITTSBURG                  CA    945650000   CONTRA COSTA
5650.   SF36XC038   816 PORT CHIGACO LOT                            BAY POINT                  CA    945650000   CONTRA COSTA
5651.   SF36XC070   E. 3RD AVE.                                     FOSTER CITY                CA    944040000   SAN MATEO
5652.   SF54XC001   6500 FAIRMONT AVENUE                            EL CERRITO                 CA    945300000   CONTRA COSTA
5653.   SF54XC056   9846 ALCOSTA BLVD.                              SAN RAMON                  CA    945830000   CONTRA COSTA
5654.   SF54XC069   24970 HESPERIAN BLVD                            HAYWARD                    CA    945450000   ALAMEDA
5655.   SF54XC070   100 HACIENDA AVE                                SAN LORENZO                CA    945800000   ALAMEDA
5656.   SF54XC071   RAILROAD RIGHT OF WAY                           PLEASANTON                 CA    945880000   ALAMEDA
                    OFF SANTA RITA
5657.   SF54XC241   JUNIPERO SERRA &                                COLMA                      CA    940140000   SAN MATEO
                    HICKEY BLVD

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5658.   SF54XC244   1150 EL CAMINO REAL                             SAN BRUNO                  CA    940660000   SAN MATEO
5659.   SF54XC257   876 SEAPORT BLVD                                REDWOOD CITY               CA    940630000   SAN MATEO
5660.   SF54XC401   401 FIRST STREET                                GILROY                     CA    950200000   SANTA CLARA
5661.   SF54XC407   15065 SUNNYSIDE AVENUE                          MORGAN HILL                CA    950370000   SANTA CLARA
5662.   SF54XC408   10995 SANTA TERESA BLVD                         GILROY                     CA    950200000   SANTA CLARA
5663.   SF54XC412   7245 FURLONG AVE                                GILROY                     CA    950200000   SANTA CLARA
5664.   SF54XC423   1689 NORTH CAPITOL AVE                          SAN JOSE                   CA    951320000   SANTA CLARA
5665.   SF54XC436   26140 DUVAL WAY                                 LOS ALTOS                  CA    940220000   SANTA CLARA
5666.   SF54XC446   2845 MONTEREY ROAD                              SAN JOSE                   CA    951110000   SANTA CLARA
5667.   SL03XC010   8120 W 3500 S                                   MAGNA                      UT    84044       SALT LAKE
5668.   SL03XC102   346 E PLEASANT VIEW DR                          OGDEN                      UT    84414       WEBER
5669.   SL03XC104   END OF 2575 WEST STREET                         OGDEN                      UT    84404       WEBER
5670.   SL03XC106   2331 RULON WHITE BLVD                           OGDEN                      UT    84404       WEBER
5671.   SL03XC108   475 LOCKWOOD DR                                 OGDEN                      UT    84404       WEBER
5672.   SL03XC110   787 N 1200 W                                    OGDEN                      UT    84404       WEBER
5673.   SL03XC112   255 4TH ST                                      OGDEN                      UT    84404       WEBER
5674.   SL03XC114   2059 TYLER AVE                                  OGDEN                      UT    84401       WEBER
5675.   SL03XC116   13312 WEST HIGHWAY 202                          MAGNA                      UT    84044       SALT LAKE
5676.   SL03XC118   1955 SOUTH 1070 WEST                            WEST HAVEN                 UT    84401       WEBER

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5677.   SL03XC124   1820 S 4300 W                                   OGDEN                      UT    84401       WEBER
5678.   SL03XC126   2586 S 2700 W                                   WEST HAVEN                 UT    84401       WEBER
5679.   SL03XC128   3909 AIRPORT RD                                 OGDEN                      UT    84405       WEBER
5680.   SL03XC130   4500 WASHINGTON BLVD                            OGDEN                      UT    84403       WEBER
5681.   SL03XC134   3752 S 4700 W                                   HOOPER                     UT    84315       WEBER
5682.   SL03XC136   2449 W 4000 S                                   ROY                        UT    84067       WEBER
5683.   SL03XC138   5440 S 1700 W                                   ROY                        UT    84067       WEBER
5684.   SL03XC140   694 COTTONWOOD DR                               OGDEN                      UT    84405       DAVIS
5685.   SL03XC142   7386 S 1550 E                                   SOUTH WEBER                UT    84405       WEBER
5686.   SL03XC146   5197 SOUTH 3769 WEST                            WEST ROY                   UT    84315       WEBER
5687.   SL03XC148   2601 S 1000 W                                   SYRACUSE                   UT    84075       DAVIS
5688.   SL03XC150   85 W 1800 N                                     SUNSET                     UT    84015       DAVIS
5689.   SL03XC152   1020 S 700 W                                    SALT LAKE CITY             UT    84104       SALT LAKE
5690.   SL03XC154   2703 NORTH CHURCH                               LAYTON                     UT    84041       DAVIS
                    STREET
5691.   SL03XC156   675 E 50 S #500                                 SALT LAKE CITY             UT    841020000   TOOELE
5692.   SL03XC158   2301 W 1300 N                                   CLINTON                    UT    84015       DAVIS
5693.   SL03XC162   1350 E 700 S                                    CLEARFIELD                 UT    84015       DAVIS
5694.   SL03XC164   1923 N FORT LN                                  LAYTON                     UT    84041       DAVIS
5695.   SL03XC166   1010 N. 1600 E.                                 LAYTON                     UT    84040       DAVIS
5696.   SL03XC168   2050 S 1000 W                                   SYRACUSE                   UT    84075       DAVIS
5697.   SL03XC170   249 S MAIN ST                                   LAYTON                     UT    84041       DAVIS
5698.   SL03XC174   1330 S MAIN ST                                  FRUIT HEIGHTS              UT    84037       DAVIS
5699.   SL03XC176   249 E CHERRY ST                                 GRANTSVILLE                UT    84029       TOOELE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5700.   SL03XC182   1151 W 850 N                                    CENTERVILLE                UT    84014       DAVIS
5701.   SL03XC184   790 S 100 E                                     BOUNTIFUL                  UT    84010       DAVIS
5702.   SL03XC188   2242 S 800 W                                    WOODS CROSS                UT    84087       DAVIS
5703.   SL03XC190   1675 MAPLE HILLS DR                             BOUNTIFUL                  UT    84010       DAVIS
5704.   SL03XC192   105 W CENTER ST                                 NORTH SALT LAKE            UT    84054       DAVIS
5705.   SL03XC194   2186 W 2670 N                                   SALT LAKE CITY             UT    84116       SALT LAKE
5706.   SL03XC204   1525 BECK ST                                    SALT LAKE CITY             UT    84116       SALT LAKE
5707.   SL03XC212   132 S 1400 W                                    SALT LAKE CITY             UT    84104       SALT LAKE
5708.   SL03XC214   523 W 200 N                                     SALT LAKE CITY             UT    84116       SALT LAKE
5709.   SL03XC228   560 SOUTH MARCH STREET                          SALT LAKE CITY             UT    84104       SALT LAKE
                    (2450 WEST)
5710.   SL03XC236   2330 E 3300 S                                   SALT LAKE CITY             UT    84109       SALT LAKE
5711.   SL03XC242   1927 S 3230 W                                   SALT LAKE CITY             UT    84104       SALT LAKE
5712.   SL03XC244   1105 W 2400 S STE A                             SALT LAKE CITY             UT    84119       SALT LAKE
5713.   SL03XC246   3205 WASHINGTON ST                              SALT LAKE CITY             UT    84115       SALT LAKE
5714.   SL03XC248   3844 S 1100 E                                   SALT LAKE CITY             UT    84106       SALT LAKE
5715.   SL03XC250   2270 MURRAY HOLLADAY RD                         SALT LAKE CITY             UT    84117       SALT LAKE
5716.   SL03XC252   2500 S 5600 W                                   SALT LAKE CITY             UT    84120       SALT LAKE
5717.   SL03XC254   3041 S 3600 W                                   SALT LAKE CITY             UT    84119       SALT LAKE
5718.   SL03XC256   1580 W 3860 S                                   SALT LAKE CITY             UT    84119       SALT LAKE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5719.   SL03XC258   168 W 4800 S                                    MURRAY                     UT    84107       SALT LAKE
5720.   SL03XC260   1326 E 5600 S                                   SALT LAKE CITY             UT    84121       SALT LAKE
5721.   SL03XC272   346 W 6160 S                                    MURRAY                     UT    84107       SALT LAKE
5722.   SL03XC276   8600 SOUTH 1785 EAST                            SANDY                      UT    84093       SALT LAKE
5723.   SL03XC278   4570 S 5400 W                                   WEST VALLEY CITY           UT    84120       SALT LAKE
5724.   SL03XC280   5415 SOUTH 4625 WEST                            KEARNS                     UT    84118       SALT LAKE
5725.   SL03XC282   6620 SOUTH 2870 WEST                            WEST JORDAN                UT    84084       SALT LAKE
5726.   SL03XC284   7925 S 1300 W                                   WEST JORDAN                UT    84088       SALT LAKE
5727.   SL03XC286   51 E 8000 S                                     MIDVALE                    UT    84047       SALT LAKE
5728.   SL03XC288   2151 E 9800                                     SANDY                      UT    84092       SALT LAKE
5729.   SL03XC290   2600 EAST MT. JORDAN                            SANDY                      UT    84092       SALT LAKE
                    ROAD
5730.   SL03XC292   3450 W 8550 S                                   WEST JORDAN                UT    84088       SALT LAKE
5731.   SL03XC294   654 W 9320 S                                    SANDY                      UT    84070       SALT LAKE
5732.   SL03XC296   11000 S 230 E                                   SANDY                      UT    84070       SALT LAKE
5733.   SL03XC298   11400 S 1700 E                                  SANDY                      UT    84092       SALT LAKE
5734.   SL03XC300   9800 S 4800 W                                   SOUTH JORDAN               UT    84095       SALT LAKE
5735.   SL03XC302   10758 S REDWOOD RD                              SOUTH JORDAN               UT    84095       SALT LAKE
5736.   SL03XC304   12519 MINUTEMAN DR                              DRAPER                     UT    84020       SALT LAKE
5737.   SL03XC310   12660 S 1450                                    RIVERTON                   UT    84065       SALT LAKE
5738.   SL03XC312   98 E 13800 S                                    DRAPER                     UT    84020       SALT LAKE
5739.   SL03XC314   15092 CAMP WILLIAMS RD                          BLUFFDALE                  UT    84065       SALT LAKE
5740.   SL03XC402   11651 N FRONTAGE RD                             LEHI                       UT    84043       UTAH
5741.   SL03XC404   5600 W 11000 N                                  HIGHLAND                   UT    84003       UTAH

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5742.   SL03XC408   10556 N 8200 W                                  LEHI                       UT    84043       UTAH
5743.   SL03XC418   90 N MAIN ST                                    TOOELE                     UT    84074       TOOELE
5744.   SL03XC420   1820 W 200 S                                    LINDON                     UT    84042       UTAH
5745.   SL03XC422   50 WEST 60 NORTH                                LINDON                     UT    84042       UTAH
5746.   SL03XC426   1140 N STATE ST                                 OREM                       UT    84057       UTAH
5747.   SL03XC428   4850 TIMPVIEW DR                                PROVO                      UT    84604       UTAH
5748.   SL03XC430   1455 W CENTER ST                                OREM                       UT    84057       UTAH
5749.   SL03XC432   300 E 1000 S                                    OREM                       UT    84058       UTAH
5750.   SL03XC436   475 W 2000 S                                    OREM                       UT    84058       UTAH
5751.   SL03XC440   1775 S 350 E                                    PROVO                      UT    84606       UTAH
5752.   SL03XC442   1400 S 500 E                                    SPRINGVILLE                UT    84663       UTAH
5753.   SL03XC444   225 NORTH 2000 WEST                             SPRINGVILLE                UT    84660       UTAH
5754.   SL03XC446   936 S 50 W                                      SPRINGVILLE                UT    84663       UTAH
5755.   SL03XC448   161 N MAIN ST                                   MAPLETON                   UT    84664       UTAH
5756.   SL03XC450   200 N 1000 E                                    SPANISH FORK               UT    84660       UTAH
5757.   SL03XC452   7443 S 2400 E                                   SPANISH FORK               UT    84660       UTAH
5758.   SL03XC454   251 WEST 500 SOUTH                              SPANISH FORK               UT    84660       UTAH
5759.   SL03XC456   295 SOUTH 1000 WEST                             SALEM                      UT    84653       UTAH
5760.   SL03XC458   185 SOUTH AMERICAN WAY                          PAYSON                     UT    84651       UTAH
5761.   SL13XC582   1110 E. EAGLEWOOD DRIVE                         NORTH SALT LAKE            UT    840540000   DAVIS
5762.   SL13XC603   3655 NO. HIGHWAY 224                            PARK CITY                  UT    84060       SUMMIT
5763.   SL13XC614   EXIT 132 I-80 EAST                              SALT LAKE CITY             UT    840600000   SALT LAKE
5764.   SL13XC615   6250 EAST I-80 EASY FWY                         SALT LAKE CITY             UT    840600000   SALT LAKE

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5765.   SL17XC652   52 W. FAYETTE AVE                               SALT LAKE CITY             UT    84111       SALT LAKE
5766.   SL17XC653   3600 CONSTITUTION BLVD                          WEST VALLEY CITY           UT    84119       SALT LAKE
5767.   SL29XC122   1850 N. REDWOOD ROAD                            SALT LAKE CITY             UT    841160000   SALT LAKE
5768.   SL29XC149   5292 S 2700 W                                   TAYLORSVILLE               UT    841180000   SALT LAKE
5769.   SL29XC152   4369 NEW BINGHAM HWY                            WEST JORDAN                UT    840880000   SALT LAKE
5770.   SL33XC022   BROWN CANYON ROAD & SR                          PARK CITY                  UT    840320000   SUMMIT
                    248
5771.   SL33XC078   10450 N JORDANELLE BLVD                         HEBER CITY                 UT    840320000   WASATCH
5772.   SL33XC092   458 W. 200 NORTH                                WILLARD                    UT    84340       BOX ELDER
5773.   SL33XC133   99 NORTH 600 WEST                               HEBER CITY                 UT    84032       WASATCH
5774.   SL33XC143   19205 N. 6000 WEST                              GARLAND                    UT    84312       BOX ELDER
5775.   SL35XC001   900 NORTH 900 EAST                              PROVO                      UT    846040000   UTAH
5776.   SL35XC002   2375 E. FT UNION BLVD                           SALT LAKE CITY             UT    841210000   SALT LAKE
5777.   SL36XC004   1036 E PACIFIC DR                               AMERICAN FORK              UT    840030000   UTAH
5778.   SL36XC005   111 SOUTH 715 EAST                              LINDON                     UT    840420000   UTAH
5779.   SL36XC006   1652 WEST 9000 SOUTH                            WEST JORDAN                UT    84088       SALT LAKE
5780.   SL36XC009   3790 NORTH 80 WEST                              PROVO                      UT    846040000   UTAH

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5781.   SL40XC052   238 NORTH 2200 WEST                             SALT LAKE CITY             UT    841162921   SALT LAKE
5782.   SL40XC061   2100 SOUTH 1000 EAST                            CLEARFIELD                 UT    840150000   DAVIS
5783.   SL54XC022   299 MAIN CANYON ROAD                            WALLSBURG                  UT    840820000   WASATCH
5784.   SL54XC024   694 ROCKY MTN DR.                               ALPINE                     UT    840040000   UTAH
5785.   SL54XC031   3610 SOUTH 3600 WEST                            CHARLESTON                 UT    840320000   WASATCH
5786.   SL54XC032   HWY 189 NEAR DEER CK.                           CHARLESTON                 UT    840320000   WASATCH
                    RES. DAM
5787.   SL54XC061   7043 SOUTH 300 WEST                             MIDVALE                    UT    840470000   SALT LAKE
5788.   SL54XC063   6235 SOUTH 5600 WEST                            WEST JORDAN                UT    840880000   SALT LAKE
5789.   SL54XC094   3400 EAST 9900 SOUTH                            GRANITE                    UT    840920000   SALT LAKE
5790.   SN45XC063   4994 INDIAN VALLEY ROAD                         SAN MIGUEL                 CA    934510000   SAN LUIS OBISPO
5791.   SN45XC064   6850 TV TOWER ROAD                              SAN LUIS OBISPO            CA    934010000   SAN LUIS OBISPO
5792.   SN45XC067   398 EXLINE ROAD                                 PASO ROBLES                CA    934460000   SAN LUIS OBISPO
5793.   SN45XC071   2805 THEATER DRIVE                              PASO ROBLES                CA    934460000   SAN LUIS OBISPO
5794.   SN45XC072   905 LINCOLN AVE                                 TEMPLETON                  CA    934650000   SAN LUIS OBISPO
5795.   SN45XC081   2950 HAWK HILL LANE                             SAN LUIS OBISPO            CA    934050000   SAN LUIS OBISPO
5796.   SN45XC095   6993 MONTE ROAD                                 SAN LUIS OBISPO            CA    934018050   SAN LUIS OBISPO
5797.   SN45XC099   453 TOWER GROVE DRIVE                           ARROYO GRANDE              CA    934200000   SAN LUIS OBISPO
5798.   SN45XC116   2051 US HWY 101                                 BUELLTON                   CA    934270000   SANTA BARBARA

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5799.   SN45XC126   355 REFUGIO ROAD                                GOLETA                     CA    931170000   SANTA BARBARA
5800.   SN45XC138   9000 HWY 101                                    GOLETA                     CA    931170000   SANTA BARBARA
5801.   SN45XC162   1500 LAS POSITAS RD         CALTRANS HWY        SANTA BARBARA              CA    931050000   SANTA BARBARA
                                                MARKER SB225 0.84
5802.   SN45XC164   3375 FOOTHILL ROAD,                             CARPINTERIA                CA    930130000   SANTA BARBARA
                    #1200
5803.   SN45XC169   590 LAS POSITAS ROAD                            SANTA BARBARA              CA    931050000   SANTA BARBARA
5804.   SP03XC001   10116 E MONTGOMERY RD                           SPOKANE                    WA    99206       SPOKANE
5805.   SP03XC002   20 N NAPA ST                                    SPOKANE                    WA    99202       SPOKANE
5806.   SP03XC003   16712 E SPRAGUE AVE #                           VERADALE                   WA    99037       SPOKANE
                    14
5807.   SP03XC004   W. 13920 SUNSET HIGHWAY                         AIRWAY HEIGHTS             WA    99001       SPOKANE
5808.   SP03XC007   4308 S DISHMAN MICA RD                          SPOKANE                    WA    99206       SPOKANE
5809.   SP03XC008   1805 E GRACE                                    SPOKANE                    WA    99207       SPOKANE
5810.   SP03XC009   23123 E MISSION AVE                             LIBERTY LAKE               WA    99019       SPOKANE
5811.   SP03XC011   4075 N HUETTER RD                               COEUR D ALENE              ID    83814       KOOTENAI
5812.   SP03XC012   5475 N GOVERNMENT WAY                           COEUR D ALENE              ID    83815       KOOTENAI
                    # 5505
5813.   SP03XC014   ON SPEAR RD .05 MI T                            SPOKANE                    WA    99212       SPOKANE
                    THE EAST OF PARK RD
5814.   SP03XC016   2418 NORTHWEST                                  SPOKANE                    WA    99205       SPOKANE
                    BOULEVARD

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5815.   SP03XC018   3303 N SULLIVAN RD                              SPOKANE                    WA    99216       SPOKANE
5816.   SP03XC019   13801 EAST 40TH AVENUE                          SPOKANE                    WA    99037       SPOKANE
5817.   SP03XC024   2347 E SHERMAN AVE                              COEUR D ALENE              ID    83814       KOOTENAI
5818.   SP03XC025   RICKEL RANCH, ON THE S                          ATHOL                      ID    83801       KOOTENAI
                    SIDE OF BUNCO ROAD,
                    0.2 MIL
5819.   SP03XC026   3710 E LAUREL RD                                DEER PARK                  WA    99006       SPOKANE
5820.   SP03XC029   2300 E HIGHWAY 53                               RATHDRUM                   ID    83858       KOOTENAI
5821.   SP03XC030   7110 N PLEASANT                                 SPOKANE                    WA    99217       SPOKANE
                    PRAIRIE RD
5822.   SP03XC038   14202 WEST SILVER LAKE                          FOUR LAKES                 WA    99022       SPOKANE
                    ROAD
5823.   SP03XC040   3929 W BURROUGHS RD                             DEER PARK                  WA    99006       SPOKANE
5824.   SP03XC041   10106 S BALTIMORE RD                            SPOKANE                    WA    99223       SPOKANE
5825.   SP03XC045   404 N IDAHO ST                                  POST FALLS                 ID    83854       KOOTENAI
5826.   SP03XC046   708 E WILD ROSE RD                              COLBERT                    WA    99005       SPOKANE
5827.   SP03XC050   6855 W SELTICE WAY                              POST FALLS                 ID    83854       KOOTENAI
5828.   SP03XC055   418 N 2ND ST                                    COEUR D ALENE              ID    83814       KOOTENAI
5829.   SP03XC057   2302 1ST ST                                     CHENEY                     WA    99004       SPOKANE
5830.   SP03XC063   3715 E DALKE AVE                                SPOKANE                    WA    99217       SPOKANE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5831.   SP35XC082   1310 W. 1ST STREET                              CHENEY                     WA    99004       SPOKANE
5832.   ST03XC001   10555 CLAYTON RD                                ST. LOUIS                  MO    63131       ST. LOUIS
5833.   ST03XC004   3810 PAULE AVE                                  ST. LOUIS                  MO    63125       ST. LOUIS
5834.   ST03XC005   3405 BENT AVE                                   ST. LOUIS                  MO    63116       ST. LOUIS
5835.   ST03XC006   3137 JAMIESON AVE                               ST. LOUIS                  MO    63139       ST. LOUIS
5836.   ST03XC009   13118 MAPLE DR                                  ST. LOUIS                  MO    63127       ST. LOUIS
5837.   ST03XC018   4124 N BROADWAY                                 ST. LOUIS                  MO    63147       ST. LOUIS
5838.   ST03XC019   1261 DES PERES ROAD                             DES PERES                  MO    63131       ST. LOUIS
5839.   ST03XC020   9144 PERSHALL RD                                HAZELWOOD                  MO    63042       ST. LOUIS
5840.   ST03XC027   4015 FEE FEE RD                                 BRIDGETON                  MO    630440000   ST. LOUIS
5841.   ST03XC028   939 NEW BALLWIN RD                              BALLWIN                    MO    63021       ST. LOUIS
5842.   ST03XC031   6450 BEAUMONT                                   HIGH RIDGE                 MO    63049       JEFFERSON
                    RESERVATION DR
5843.   ST03XC034   401 BILTMORE DR                                 FENTON                     MO    63026       JEFFERSON
5844.   ST03XC035   9119 LACKLAND ROAD                              OVERLAND                   MO    63114       ST. LOUIS
5845.   ST03XC036   1170 TURTLE CREEK DR                            O'FALLON                   MO    63366       ST. CHARLES
5846.   ST03XC038   601 LITTLE HILLS ROAD                           ST. CHARLES                MO    63301       ST. CHARLES
5847.   ST03XC045   8816 WATSON RD                                  ST. LOUIS                  MO    63119       ST. LOUIS
5848.   ST03XC046   3721 N HANLEY RD                                ST. LOUIS                  MO    63121       ST. LOUIS
5849.   ST03XC047   8600 PENNELL DR                                 ST. LOUIS                  MO    63114       ST. LOUIS

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5850.   ST03XC051   12527-33 MISSOURI                               HAZELWOOD                  MO    63042       ST. LOUIS
                    BOTTOM RD.
5851.   ST03XC055   2501 SOUTH HIGHWAY # 141                        ST. LOUIS                  MO    63026       JEFFERSON
5852.   ST03XC056   910 BROOKWOOD CENTER                            ST. LOUIS                  MO    63026       ST. LOUIS
5853.   ST03XC057   1115 STONEY MEADOWS DR.                         VALEY PARK                 MO    63088       ST. LOUIS
5854.   ST03XC060   17842 WILDHORSE CREEK                           CHESTERFIELD               MO    63005       ST. LOUIS
                    ROAD
5855.   ST03XC063   502 N. HIGHWAY 61                               WENTZVILLE                 MO    63385       ST. CHARLES
5856.   ST03XC064   126 FLEAHMAN ROAD                               JONESBURG                  MO    63351       MONTGOMERY
5857.   ST03XC075   138 S MAIN ST                                   O'FALLON                   MO    63366       ST. CHARLES
5858.   ST03XC076   3000 HIGHWAY K                                  O'FALLON                   MO    63366       ST. CHARLES
5859.   ST03XC077   800 NATOLI DRIVE                                ST. CHARLES                MO    63304       ST. CHARLES
5860.   ST03XC078   XX RESEARCH PARK DRIVE                          ST. CHARLES                MO    63304       ST. CHARLES
5861.   ST03XC081   390 WEISS RD                                    ST. PETERS                 MO    63376       ST. CHARLES
5862.   ST03XC083   1020 KIMBERLY LN                                ST. PETERS                 MO    63376       ST. CHARLES
5863.   ST03XC085   2550 LAKE SAINT LOUIS                           LAKE ST. LOUIS             MO    63367       ST. CHARLES
                    BLVD
5864.   ST03XC086   2980 HIGHWAY 40                                 O'FALLON                   MO    63366       ST. CHARLES
5865.   ST03XC087   2720 TOLEDO AVE                                 ALTON                      IL    62002       MADISON
5866.   ST03XC088   1440 7TH ST                                     MADISON                    IL    62060       MADISON
5867.   ST03XC089   916 THORNGATE RD                                GRANITE CITY               IL    62040       MADISON

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5868.   ST03XC090   3320 STEPPIG RD                                 COLUMBIA                   IL    62236       MONROE
5869.   ST03XC091   3408 KEIM ROAD                                  WATERLOO                   IL    62298       ST. CLAIR
5870.   ST03XC093   296 MONTICELLO PL.                              FAIRVIEW HEIGHTS           IL    62208       ST. CLAIR
                    FAIRVIEW  HEIGHTS.
5871.   ST03XC094   8266 BUNKUM RD                                  CASEYVILLE                 IL    62232       ST. CLAIR
5872.   ST03XC095   6245 SAINT JAMES DR                             EDWARDSVILLE               IL    62025       MADISON
5873.   ST03XC096   308 OLD ROCK RD                                 GRANITE CITY               IL    62040       MADISON
5874.   ST03XC097   7321 STATE RT. #156                             WATERLOO                   IL    62298       MONROE
5875.   ST03XC099   6621 DEER HILL RD                               WATERLOO                   IL    62298       MONROE
5876.   ST03XC112   222 S FLORISSANT RD                             FERGUSON                   MO    63135       ST. LOUIS
5877.   ST03XC114   1115 BAUGH AVE                                  EAST ST. LOUIS             IL    62201       ST. CLAIR
5878.   ST03XC115   62 GRANDVIEW PLAZA                              FLORISSANT                 MO    630330000   ST. LOUIS
5879.   ST03XC117   11159 LOOKAWAY DR                               ST. LOUIS                  MO    63137       ST. LOUIS
5880.   ST03XC118   837 QUIET POINT RD.                             CASEYVILLE                 IL    622320000   ST. CLAIR
5881.   ST03XC119   4256 CHURCH ROAD                                CENTERVILLE                IL    62207       ST. CLAIR
5882.   ST03XC121   401 MONSANTO AVE                                SAUGET                     IL    62201       ST. CLAIR
5883.   ST03XC122   1525 TROY ROAD                                  EDWARDSVILLE               IL    62025       MADISON
5884.   ST03XC123   8355 FRUIT RD                                   EDWARDSVILLE               IL    62025       MADISON
5885.   ST03XC125   STATE HWY 157                                   EDWARDSVILLE               IL    62025       MADISON
5886.   ST03XC126   3917 OLDENBURG RD                               EAST ALTON                 IL    62024       MADISON

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5887.   ST03XC129   8800 W MAIN ST                                  BELLEVILLE                 IL    62223       ST. CLAIR
5888.   ST03XC131   230 STEVENSON ROAD                              ST. JACOB                  IL    62281       MADISON
5889.   ST03XC132   9463 FAUST RD                                   LEBANON                    IL    62254       ST. CLAIR
5890.   ST03XC134   6721 ILLINOIS RT. # 160                         NEW BADEN                  IL    62265       CLINTON
5891.   ST03XC135   6452 ROACHTOWN RD.                              MILLSTADT                  IL    62260       ST. CLAIR
                    MILLSTADT, IL. 62260
5892.   ST03XC137   508 FIFTH STREET                                BETHALTO                   IL    62010       MADISON
5893.   ST03XC140   5326 STATE RT. # 162                            GLEN CARBON                IL    62034       MADISON
5894.   ST03XC145   7221 HERTER INDUSTRIAL                          GODFREY                    IL    62035       MADISON
                    DR
5895.   ST03XC146   115 CHESSEN LN                                  ALTON                      IL    62002       MADISON
5896.   ST03XC149   463 HIGHWAY M                                   VILLA RIDGE                MO    63089       FRANKLIN
5897.   ST03XC150   1071 POTTERY RD                                 WASHINGTON                 MO    63090       FRANKLIN
5898.   ST03XC152   251 WEST HIGHWAY D                              NEW MELLE                  MO    63365       ST. CHARLES
5899.   ST03XC153   355 OLD COLONY ROAD                             DEFIANCE                   MO    63341       ST. LOUIS
5900.   ST03XC154   5729 OLD SAINT LOUIS RD                         BELLEVILLE                 IL    62226       ST. CLAIR
5901.   ST03XC156   6745 STATE ST                                   EAST ST. LOUIS             IL    62203       ST. CLAIR
5902.   ST03XC157   2796 N. ILLINOIS STREET                         SWANSEA                    IL    62220       ST. CLAIR
5903.   ST03XC159   1189 BISCHOFF  ROAD                             GRANITE CITY               IL    62040       MADISON
5904.   ST03XC160   11511 ELLIS RD                                  ST. JACOB                  IL    62281       MADISON
5905.   ST03XC162   4125 ELM POINT RD                               ST. CHARLES                MO    63301       ST. CHARLES

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5906.   ST03XC164   12331 OLD BIG BEND RD                           ST. LOUIS                  MO    63122       ST. LOUIS
5907.   ST03XC168   1280 HIGHWAY 109                                WILDWOOD                   MO    63025       ST. LOUIS
5908.   ST03XC170   4407 COOK AVENUE                                ST. LOUIS                  MO    63111       ST. LOUIS
5909.   ST03XC173   2050 LAKERUN CT.                                MARYLAND HEIGHTS           MO    630432009   ST. LOUIS
5910.   ST03XC174   2223 LUCAS AVE                                  ST. LOUIS                  MO    63103       ST. LOUIS
5911.   ST03XC176   12120 BELLEFONTAINE RD                          ST. LOUIS                  MO    63138       ST. LOUIS
5912.   ST03XC178   2505 N. HWY. 67  P.O.                           FLORISSANT                 MO    630320000   ST. LOUIS
                    BOX 9
5913.   ST03XC181   1589 MARBLE SPRINGS                             PEVELY                     MO    63070       JEFFERSON
                    ROAD
5914.   ST03XC182   3345 FEHLING ROAD                               GRANITE CITY               IL    620400000   MADISON
5915.   ST03XC183   2890 JACK LYNN DRIVE                            IMPERIAL                   MO    63052       JEFFERSON
5916.   ST03XC184   10009-55 BELLEFONTAINE                          ST. LOUIS                  MO    63147       ST. LOUIS
                    ROAD
5917.   ST03XC185   2737 CAPE TOWN VILLAGE                          HIGH RIDGE                 MO    63049       JEFFERSON
                    RD
5918.   ST03XC188   5662 HIGHWAY 47                                 UNION                      MO    63084       FRANKLIN
5919.   ST03XC189   3843 WEDDE ROAD                                 IMPERIAL                   MO    63052       JEFFERSON
5920.   ST03XC192   2275 HIGHWAY # 100E                             GRAY SUMMIT                MO    63039       FRANKLIN
5921.   ST03XC196   10118 GRAVOIS RD                                ST. LOUIS                  MO    63123       ST. LOUIS
5922.   ST03XC199   3800 OLD FREEBURG  ROAD                         BELLEVILLE                 IL    62220       ST. CLAIR

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5923.   ST03XC200   3 W MAIN ST                                     MASCOUTAH                  IL    62258       ST. CLAIR
5924.   ST03XC201   1 LAMI INDUSTRIAL DR                            ST. CHARLES                MO    63304       ST. CHARLES
5925.   ST03XC202   699 SUNNYSIDE RD                                WARRENTON                  MO    63383       WARREN
5926.   ST03XC203   319 E SERVICE RD N                              WRIGHT CITY                MO    63390       WARREN
5927.   ST03XC209   5024 BUTLER HILL RD                             ST. LOUIS                  MO    63128       ST. LOUIS
5928.   ST03XC210   215 JEFFERSON STREET                            BROOKLYN                   IL    62071       ST. CLAIR
5929.   ST13XC075   807 WABASH STREET                               O'FALLON                   MO    633660000   ST. CHARLES
5930.   ST23XC228   4260 DELOR STREET                               ST. LOUIS                  MO    63116       ST. LOUIS
5931.   ST23XC233   10010 WATSON ROAD                               CRESTWOOD                  MO    631260000   ST. LOUIS
5932.   ST23XC237   14860 CLAYTON ROAD                              CHESTERFIELD               MO    630170000   ST. LOUIS
5933.   ST23XC238   10025 BUNKUM ROAD                               FAIRVIEW HEIGHTS           IL    622081798   ST. CLAIR
5934.   ST23XC247   11404 OLDE CABIN ROAD                           CREVE COEUR                MO    63141       ST. LOUIS
5935.   ST23XC250   12323 NATURAL BRIDGE                            BRIDGETON                  MO    63044       ST. LOUIS
                    ROAD
5936.   ST23XC253   5374 WESTWOOD DRIVE                             ST. CHARLES                MO    633030000   ST. CHARLES
5937.   ST23XC255   13453 MANCHESTER ROAD                           Des Peres                  MO    631311711   ST. LOUIS
5938.   ST23XC259   870 REINKE ROAD                                 BALLWIN                    MO    630214772   ST. LOUIS
5939.   ST23XC268   4310 E. STATE ROUTE 161                         BELLEVILLE                 IL    622210000   ST. CLAIR
5940.   ST23XC269   6736A NATURAL BRIDGE                            ST. LOUIS                  MO    631210000   ST. LOUIS
                    ROAD

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5941.   ST23XC273   1021 SIMMONS ROAD                               O'FALLON                   IL    622697103   ST. CLAIR
5942.   ST23XC274   14847C OLIVE BOULEVARD                          CHESTERFIELD               MO    630170000   ST. LOUIS
5943.   ST23XC286   7875 DALE AVENUE                                ST. LOUIS                  MO    631170000   ST. LOUIS
5944.   ST23XC290   1968 BAXTER ROAD                                CHESTERFIELD               MO    630175041   ST. LOUIS
5945.   ST23XC293   5938 WEST FLORISSANT                            ST. LOUIS                  MO    631470000   ST. LOUIS
                    AVENUE E911
5946.   ST23XC297   2420 PATRICK DRIVE                              BELLEVILLE                 IL    622210000   ST. CLAIR
5947.   ST23XC320   299 S. NEW FLORISSANT                           FLORISSANT                 MO    630310000   ST. LOUIS
                    ROAD
5948.   ST23XC324   2358 LACKLAND ROAD                              OVERLAND                   MO    631140000   ST. LOUIS
5949.   ST23XC342   10848 LINCOLN TRAIL                             FAIRVIEW HEIGHTS           MO    622080000   ST. CLAIR
                    (911)
5950.   ST23XC348   2410 MASCOUTAH AVE                              BELLEVILLE                 IL    622203467   ST. CLAIR
5951.   ST23XC349   6497 HAWKINS ROAD                               ST. LOUIS                  MO    631292118   ST. LOUIS
5952.   ST23XC354   10260 SPOKANE DRIVE                             ST. LOUIS                  MO    631230000   ST. LOUIS
5953.   ST33XC007   LOT 22 STEVENSON DRIVE                          POCHONTAS                  IL    62275       BOND
5954.   ST33XC017   26721 CEMETERY ROAD                             ST. MARY                   MO    636730000   ST. LOUIS
5955.   ST33XC019   60 TOWER LANE                                   BLOOMSDALE                 MO    63673       STE. GENEVIEVE
5956.   ST33XC020   1439 GRINDSTONE HILL                            HILLSBORO                  MO    63050       JEFFERSON
                    LANE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5957.   ST33XC025   540 SIDNEY                                      ST. JAMES                  MO    65559       CRAWFORD
5958.   ST33XC059   18491 LIME KILN ROAD                            ST. GENEVIEVE              MO    63670       STE. GENEVIEVE
5959.   ST33XC085   830 SOUTH STRACK                                WRIGHT CITY                MO    633900000   WARREN
                    CHURCH RD.
5960.   ST33XC087   11 BASLER DRIVE                                 ST. GENEVIEVE              MO    636700000   STE. GENEVIEVE
5961.   ST33XC089   524 W STATE ROUTE 140                           GREENVILLE                 IL    622460000   BOND
5962.   ST54XC323   7716 MUELLER ROAD                               MILLSTADT                  IL    622603014   ST. CLAIR
5963.   ST54XC331   1236 AMBUEHL ROAD                               HIGHLAND                   IL    622490000   MADISON
5964.   ST54XC353   1149 JUNGS STATION RD.                          ST. PETERS                 MO    633036010   ST. CHARLES
5965.   ST54XC402   5080 ALBERS ROAD                                DAMIANSVILLE               IL    622150000   CLINTON
5966.   ST54XC449   29631 DELHI ROAD                                BRIGHTON                   IL    620120000   JERSEY
5967.   TA03XC014   7718 GARDNER RD                                 TAMPA                      FL    33625       HILLSBOROUGH
5968.   TA03XC021   11708 N HWY 301                                 THONOTASASSA               FL    33595       HILLSBOROUGH
5969.   TA03XC022   5212 HARTFORD ST                                TAMPA                      FL    33619       HILLSBOROUGH
5970.   TA03XC023   408 W WINDHORST RD                              BRANDON                    FL    33510       HILLSBOROUGH
5971.   TA03XC027   6302 OHIO ST                                    GIBSONTON                  FL    33534       HILLSBOROUGH
5972.   TA03XC036   9777 GALLAGHER RD                               DOVER                      FL    33527       HILLSBOROUGH
5973.   TA03XC038   8212 BOWLES RD                                  TAMPA                      FL    33637       HILLSBOROUGH
5974.   TA03XC039   19601 37TH ST                                   LUTZ                       FL    33549       HILLSBOROUGH

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5975.   TA03XC073   3095 MCMULLEN BOOTH                             SAFETY HARBOR              FL    34695       PINELLAS
5976.   TA03XC114   3007 ALT. US 19 NORTH                           PALM HARBOR                FL    346840000   PINELLAS
5977.   TA03XC116   9300 BLOCK OF SR52/                             HUDSON                     FL    34669       PASCO
                    12221 CHICAGO AVE
5978.   TA03XC126   3402 STATE ROAD 60 E                            MULBERRY                   FL    33860       POLK
5979.   TA03XC139   7550 LORRAINE ROAD                              BRADENTON                  FL    34202       MANATEE
5980.   TA03XC164   BELL AVE                                        SARASOTA                   FL    34231       SARASOTA
5981.   TA03XC179   PROVIDENCE RD                                   LAKELAND                   FL    33809       POLK
5982.   TA03XC187   4345 US HIGHWAY 92 E                            LAKELAND                   FL    33801       POLK
5983.   TA03XC188   1701 HOBBS RD                                   AUBURNDALE                 FL    33823       POLK
5984.   TA22XC005   3701 W. LAMBRIGHT ST.                           TAMPA                      FL    33614       HILLSBOROUGH
5985.   TA22XC101   6216 WATERS AVENUE                              TAMPA                      FL    333640000   HILLSBOROUGH
5986.   TA22XC104   4002 NORTH DALE MABRY                           TAMPA                      FL    336310000   HILLSBOROUGH
5987.   TA22XC107   801 N. ARMENIA AVENUE                           TAMPA                      FL    336090000   HILLSBOROUGH
5988.   TA22XC114   16910 N. DALE MABRY                             TAMPA                      FL    346840000   HILLSBOROUGH
                    HWY.
5989.   TA28XC074   2145 PAGLEN ROAD                                TAMPA                      FL    336250000   HILLSBOROUGH
5990.   TA33XC006   12311 HYY 164                                   LITHIA                     FL    335470000   HILLSBOROUGH
5991.   TA33XC007   10305 HIGHWAY 39                                LITHIA                     FL    33547       HILLSBOROUGH
5992.   TA33XC009   HOPSON ROAD                                     FROSTPROOF                 FL    33843       POLK
5993.   TA33XC010   18861 HWY 60 EAST                               Lake Wales                 FL    338530000   POLK

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

5994.   TA33XC012   1700 COWHOUSE ROAD                              LORIDA                     FL    33857       HIGHLANDS
5995.   TA33XC033   12010 NE HWY 70                                 ARCADIA                    FL    34266       DESOTO
5996.   TA33XC035   9555 C.R. 39                                    Duette                     FL    338340000   MANATEE
5997.   TA33XC041   FREIDLANDER ROAD &                              LAKE WALES                 FL    33859       POLK
                    TANK ROAD
5998.   TA33XC043   4141 NORTH HIGHWAY 17                           DAVENPORT                  FL    33837       POLK
                    & 92
5999.   TA33XC054   14350 HWY 301                                   THONOTASASSA               FL    33592       HILLSBOROUGH
6000.   TA33XC057   17333 SQUIRREL PRAIRIE                          MASARYKTOWN                FL    34609       HERNANDO
                    ROAD
6001.   TA33XC064   525 STATE HIGHWAY 640                           MULBERRY                   FL    33860       POLK
6002.   TA33XC065   34500 HWY. 70 EAST                              MYAKKA CITY                FL    342510000   MANATEE
6003.   TA33XC073   5295 ALBRITTON ROAD                             MULBERRY                   FL    33860       POLK
6004.   TA33XC075   2700 N. NARCOOSEE ROAD                          ST. CLOUD                  FL    34771       OSCEOLA
6005.   TA33XC077   16501 COKER GULLY ROAD                          MYAKKA CITY                FL    342510000   MANATEE
6006.   TA33XC090   19755 STATE ROAD 62                             PARRISH                    FL    342190000   MANATEE
6007.   TA54XC003   8551 US HIGHWAY 98                              DADE CITY                  FL    335410000   PASCO
6008.   TA54XC006   650 CR-630 WEST                                 FROSTPROOF                 FL    338430000   POLK
6009.   TA54XC007   11057 CR 761                                    FT. OGDEN                  FL    342670000   DESOTO
6010.   TA54XC008   4875 S.E. TOMLIN DRIVE                          ARCADIA                    FL    342660000   DESOTO

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

6011.   TA54XC012   HIGHWAY 64 AND PARNELL                          ZOLFO SPRINGS              FL    338900000   HARDEE
                    ROAD
6012.   TA54XC013   2925 RALPH JOHNS ROAD                           WAUCHULA                   FL    338730000   HARDEE
6013.   TA54XC024   2504 WALDEN WOODS DRIVE                         PLANT CITY                 FL    335640000   HILLSBOROUGH
6014.   TA54XC027   3311 OLD MULBERRY ROAD                          PLANT CITY                 FL    335660000   HILLSBOROUGH
6015.   TA54XC028   5820 OLD LAKELAND RD                            WINTERHAVEN                FL    338800000   POLK
6016.   TA54XC030   2200 HOWEY ROAD                                 SEBRING                    FL    338700000   HIGHLANDS
6017.   TU03XC201   421 E 1ST ST                                    TULSA                      OK    74120       TULSA
6018.   TU03XC302   845 E TEEL RD                                   SAPULPA                    OK    74066       CREEK
6019.   TU03XC303   2543 N COLUMBIA PL                              TULSA                      OK    74110       TULSA
6020.   TU03XC304   11421 E 21ST ST                                 TULSA                      OK    74129       TULSA
6021.   TU03XC305   7103 N CINCINNATI AVE                           TULSA                      OK    74126       TULSA
6022.   TU03XC306   2313 W EDISON ST                                TULSA                      OK    74127       OSAGE
6023.   TU03XC307   25 N. 183RD EAST AVENUE                         TULSA                      OK    74015       TULSA
6024.   TU03XC308   10218 E 50TH ST                                 TULSA                      OK    74146       TULSA
6025.   TU03XC309   1928 S 49TH WEST AVE                            TULSA                      OK    74107       TULSA
6026.   TU03XC310   3620 S QUANAH AVE                               TULSA                      OK    74107       TULSA
6027.   TU03XC311   1336 E 71ST ST                                  TULSA                      OK    74136       TULSA
6028.   TU03XC312   6621 E KING ST                                  TULSA                      OK    74115       TULSA
6029.   TU03XC314   6204 S PEORIA AVE                               TULSA                      OK    74136       TULSA
6030.   TU03XC315   8801 W. 41ST STREET                             TULSA                      OK    74063       TULSA

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

6031.   TU03XC318   9127 S YALE AVE                                 TULSA                      OK    74137       TULSA
6032.   TU03XC321   5705 S. ASPEN AVENUE                            TULSA                      OK    74012       TULSA
6033.   TU03XC322   9816 S. 81ST STREET                             TULSA                      OK    74133       TULSA
6034.   TU03XC324   6605 N MINGO VALLEY                             OWASSO                     OK    74055       TULSA
                    EXPY
6035.   TU03XC325   2904 S LYNN LANE RD                             TULSA                      OK    74134       TULSA
6036.   TU03XC326   21801 E 91ST ST                                 BROKEN ARROW               OK    74014       WAGONER
6037.   TU03XC327   11805 S 278TH EAST AVE                          COWETA                     OK    74429       WAGONER
6038.   TU03XC329   1904 N SIOUX AVE                                CLAREMORE                  OK    74017       ROGERS
6039.   TU03XC330   1302 S HOLIDAY DR                               CLAREMORE                  OK    74017       ROGERS
6040.   TU03XC332   11398 E INDEPENDENCE ST                         TULSA                      OK    74116       TULSA
6041.   TU03XC334   6020 S 56TH WEST AVE                            TULSA                      OK    74107       TULSA
6042.   TU03XC335   EAST OF BRISTOW                                 BRISTOW                    OK    74010       CREEK
6043.   TU03XC336   WEST LARKSPUR LANE                              SAPULPA                    OK    74066       CREEK
6044.   TU03XC337   NORTH OF WAGONER                                WAGONER                    OK    74467       WAGONER
6045.   TU03XC338   12319 SOUTH UNION                               GLENPOOL                   OK    74033       TULSA
                    STREET
6046.   TU03XC339   8000 EAST 133RD STREET                          BIXBY                      OK    74008       TULSA
                    SOUTH
6047.   TU03XC413   18923 W HIGHWAY 51                              SAND SPRINGS               OK    74063       TULSA

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

6048.   TU03XC508   14005 N 129TH EAST AVE                          COLLINSVILLE               OK    74021       TULSA
6049.   TU03XC510   6400 SW FRANKLIN ROAD                           CLAREMORE                  OK    74017       ROGERS
6050.   TU03XC511   MUSKOGEE TURNPIKE &                             PORTER                     OK    74454       MUSKOGEE
                    HIGHWAY 69
6051.   TU03XC513   NW 1/4, NE 1/4, OF                              KELLYVILLE                 OK    74039       CREEK
                    SECTION 15, TOWNSHIP
                    17 NORTH,
6052.   TU03XC515   WEST OF DEPEW ON                                DEPEW                      OK    74028       CREEK
                    HIGHWAY 66
6053.   TU03XC543   E 181 ST                                        PORTER                     OK    74454       WAGONER
6054.   TU03XC546   SE 1/4 OF SEC. 27,                              BRISTOW                    OK    74010       CREEK
                    TOWNSHIP 16 NORTH,
                    RANGE 8 EAST
6055.   TU03XC550   YALE AVE & 136TH                                TULSA                      OK    74021       TULSA
                    STREET NORTH
6056.   TU13XC449   3164 S MINGO RD                                 TULSA                      OK    74146       TULSA
6057.   TU13XC452   205 E B ST                                      JENKS                      OK    74037       TULSA
6058.   TU13XC455   6124 E 51ST PL                                  TULSA                      OK    74135       TULSA
6059.   TU13XC459   920 S. NEW HAVEN                                TULSA                      OK    74112       TULSA
6060.   TU23XC466   12919 E. 31ST STREET                            TULSA                      OK    74134       TULSA
                    SOUTH
6061.   TU23XC467   7648 EAST 46TH PLACE                            TULSA                      OK    741456308   TULSA
6062.   TU23XC468   1022 E 36TH ST N                                TULSA                      OK    741060000   TULSA
6063.   TU54XC300   421 S FERN                                      SAPULPA                    OK    740670000   CREEK
6064.   TU54XC301   6840 FANTACY                                    SAPULPA                    OK    741310000   CREEK

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

6065.   TU54XC405   5532 N. 193RD EAST                              CATOOSA                    OK    740150000   ROGERS
                    AVENUE
6066.   TU54XC408   12895 W 41ST ST                                 SAND SPRINGS               OK    740630000   TULSA
6067.   TU54XC411   16955 RUTHIE LN                                 GLENPOOL                   OK    740334221   CREEK
6068.   TU54XC412   7997 E 161ST ST S                               BIXBY                      OK    740080000   TULSA
6069.   TU54XC413   13600 S 225TH                                   BROKEN ARROW               OK    740140000   WAGONER
6070.   TU54XC414   27520 E. 72ND STREET                            BROKEN ARROW               OK    740140000   WAGONER
6071.   VC13XC146   6200 HOUSTON HWY                                VICTORIA                   TX    779010000   VICTORIA
6072.   VC13XC148   2620 FM 1685                                    VICTORIA                   TX    779050000   VICTORIA
6073.   VC13XC158   6335 HWY 185 N.                                 SEADRIFT                   TX    779830000   VICTORIA
6074.   VC13XC159   9511 HWY 87 NORTH                               VICTORIA                   TX    779040000   VICTORIA
6075.   VC33XC118   4916 BOLDT RD                                   WESTOFF                    TX    779940000   DEWITT
6076.   VC33XC119   PETTIS LANE                                     GOLIAD                     TX    77963       GOLIAD
6077.   VC33XC120   6351 FM1289                                     PORT LAVACA                TX    77979       CALHOUN
6078.   VC33XC123   1074 OLD CHEAPSIDE ROAD                         CUERO                      TX    77954       DEWITT
6079.   VC33XC125   3022 HWY 35 N                                   POINT COMFORT              TX    779780000   CALHOUN
6080.   VC33XC126   597 JONES STREET                                THOMASTON                  TX    77989       DEWITT
6081.   VC54XC131   451 CHURCH STREET                               VICTORIA                   TX    779050000   GOLIAD
6082.   VG03XC010   8103 RACEL ST                                   LAS VEGAS                  NV    89131       CLARK
6083.   VG03XC011   6623 NORTH RANCHO ROAD                          LAS VEGAS                  NV    89130       CLARK
6084.   VG03XC015   5881 W FLAMINGO                                 LAS VEGAS                  NV    89101       CLARK
6085.   VG03XC016   SOUTH OF SUNSET RD AND                          LAS VEGAS                  NV    891190000   CLARK
                    EAST OF DURANGO DR

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

6086.   VG03XC017   8646 W. AGATE                                   LAS VEGAS                  NV    89139       CLARK
6087.   VG03XC020   6220 N JONES BLVD                               LAS VEGAS                  NV    89130       CLARK
6088.   VG03XC023   111 N TORREY PINES DR                           LAS VEGAS                  NV    89107       CLARK
6089.   VG03XC024   3560 S JONES BLVD                               LAS VEGAS                  NV    89103       CLARK
6090.   VG03XC026   SUNSET ROAD &                                   LAS VEGAS                  NV    89103       CLARK
                    MONTESSOURI STREET
6091.   VG03XC029   4030 W ANN RD                                   NORTH LAS VEGAS            NV    89031       CLARK
6092.   VG03XC031   1999 N RANCHO DR                                LAS VEGAS                  NV    89106       CLARK
6093.   VG03XC032   330 S. VALLEY VIEW                              LAS VEGAS                  NV    891070000   CLARK
                    BLVD.
6094.   VG03XC034   3176 WEST MARTIN AVENUE                         LAS VEGAS                  NV    89139       CLARK
6095.   VG03XC035   3725 BLUE DIAMOND RD                            LAS VEGAS                  NV    89139       CLARK
6096.   VG03XC036   13227 LAS VEGAS BLVD S                          LAS VEGAS                  NV    89124       CLARK
6097.   VG03XC038   31490 SOUTH LAS VEGAS                           PRIMM                      NV    894490000   CLARK
                    BLVD
6098.   VG03XC039   530 E CRAIG RD                                  NORTH LAS VEGAS            NV    89030       CLARK
6099.   VG03XC041   845 W BONANZA RD                                LAS VEGAS                  NV    89106       CLARK
6100.   VG03XC042   3688 LAS VEGAS BLVD S                           LAS VEGAS                  NV    89109       CLARK
6101.   VG03XC044   936 E SAHARA AVE                                LAS VEGAS                  NV    89104       CLARK
6102.   VG03XC045   400 NORTHBRIDGE ST                              LAS VEGAS                  NV    89102       CLARK

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

6103.   VG03XC046   815 SWENSON STREET AND                          LAS VEGAS                  NV    89109       CLARK
                    DESERT INN ROAD
6104.   VG03XC047   3993 KOVAL LN                                   LAS VEGAS                  NV    89109       CLARK
6105.   VG03XC048   1325 E FLAMINGO RD                              LAS VEGAS                  NV    89119       CLARK
6106.   VG03XC050   AMIGO STREET                MCCARRAN CENTER     LAS VEGAS                  NV    891190000   CLARK
6107.   VG03XC051   2110 FREMONT STREET                             LAS VEGAS                  NV    89101       CLARK
6108.   VG03XC052   2375 E TROPICANA AVE                            LAS VEGAS                  NV    89119       CLARK
6109.   VG03XC055   4120 E CRAIG RD                                 NORTH LAS VEGAS            NV    89030       CLARK
6110.   VG03XC056   1945 N WALNUT RD                                LAS VEGAS                  NV    89115       CLARK
6111.   VG03XC057   3352 FREMONT ST                                 LAS VEGAS                  NV    89104       CLARK
6112.   VG03XC058   4221 MCLEOD DR                                  LAS VEGAS                  NV    89121       CLARK
6113.   VG03XC059   3347 HIGHLAND DR                                LAS VEGAS                  NV    89109       CLARK
6114.   VG03XC060   4675 POLARIS AVE                                LAS VEGAS                  NV    89103       CLARK
6115.   VG03XC061   93 E RENO AVE                                   LAS VEGAS                  NV    89119       CLARK
6116.   VG03XC064   2599 WIGWAM PKWY                                HENDERSON                  NV    89014       CLARK
6117.   VG03XC065   805 SOUTH PECOS ROAD                            HENDERSON                  NV    90014       CLARK
6118.   VG03XC068   4901 RANGE ROAD                                 LAS VEGAS                  NV    89115       CLARK
6119.   VG03XC071   4996 E CINCINNATI AVE                           LAS VEGAS                  NV    89104       CLARK
6120.   VG03XC072   4943 PEARLITE AVENUE                            LAS VEGAS                  NV    891200000   CLARK

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

6121.   VG03XC074   PARCEL 26, VACANT LOT,                          LAS VEGAS                  NV    89014       CLARK
                    GREEN VALLEY RANCH
                    PHASE 1
6122.   VG03XC075   2544 HERROD DR                                  NORTH LAS VEGAS            NV    89030       CLARK
6123.   VG03XC076   NEAR APEX AND I-15                              LAS VEGAS                  NV    89108       CLARK
                    JUNCTION
6124.   VG03XC077   12B SUNSET WAY # 218                            HENDERSON                  NV    89014       CLARK
6125.   VG03XC079   6740 BOULDER HWY                                LAS VEGAS                  NV    89122       CLARK
6126.   VG03XC080   850 W. LAKE MEAD BLVD.                          HENDERSON                  NV    89014       CLARK
6127.   VG03XC084   2460 DECKER DR                                  BULLHEAD CITY              AZ    86429       MOHAVE
6128.   VG03XC085   ARRIBA DR                                       BULLHEAD CITY              AZ    86442       MOHAVE
6129.   VG03XC086   HORIZON DR                                      HENDERSON                  NV    89012       CLARK
6130.   VG03XC088   701 E LAKE MEAD DR                              HENDERSON                  NV    89015       CLARK
6131.   VG03XC092   1310 MOUNTAIN VIEW PL                           BOULDER CITY               NV    89005       CLARK
6132.   VG35XC102   4530 W. NEVSO DRIVE                             LAS VEGAS                  NV    89103       CLARK
6133.   VG35XC103   3650 WEST DEWEY DRIVE                           LAS VEGAS                  NV    89118       CLARK
6134.   VG35XC104   4231 BOULDER HIGHWAY                            LAS VEGAS                  NV    89121       CLARK
6135.   VG35XC105   2101 ROCK SPRINGS DRIVE                         LAS VEGAS                  NV    89128       CLARK
6136.   VG35XC109   3263 HOTEL RIO DRIVE                            LAS VEGAS                  NV    891020000   CLARK
6137.   VG35XC114   5050 WEST CHARLESTON                            LAS VEGAS                  NV    891070000   CLARK
                    BOULEVARD

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

6138.   VG36XC121   130 WEST OWENS                                  LAS VEGAS                  NV    891060000   CLARK
6139.   VG36XC123   3290 NORTH RANCHO ROAD                          LAS VEGAS                  NV    891080000   CLARK
6140.   VG36XC127   NE CORNER OF PASEO                              HENDERSON                  NV    890140000   CLARK
                    VERDE AND STEPHANIE
6141.   VG36XC129   4190 EAST SUNSET ROAD                           LAS VEGAS                  NV    890140000   CLARK
6142.   VG36XC131   5011 CHARLESTON BLVD                            LAS VEGAS                  NV    891040000   CLARK
6143.   VG36XC147   1631 CAL EDISON DR                              LAUGHLIN                   NV    890280000   CLARK
6144.   VG36XC148   2301 EAST SUNSET ROAD                           LAS VEGAS                  NV    891190000   CLARK
6145.   VG36XC149   5700 BOULDER HIGHWAY                            LAS VEGAS                  NV    891220000   CLARK
6146.   VG36XC155   NO REAL ADDRESS             NEAR                LAS VEGAS                  NV    891170000   CLARK
                                                INTERSECTION OF
                                                TROPICANA AND
                                                FORT APACHE RD
6147.   VG36XC156   4978 BOULDER HIGHWAY                            LAS VEGAS                  NV    891210000   CLARK
6148.   VG50XC119   1900 N NELLIS BLVD                              LAS VEGAS                  NV    891150000   CLARK
6149.   VG50XC165   1401 EAST WASHINGTON                            LAS VEGAS                  NV    891010000   CLARK
                    AVE
6150.   VG50XC167   1685 EAST CHEYENNE                              LAS VEGAS                  NV    891150000   CLARK
                    AVENUE
6151.   VG50XC182   2120 PARADISE ROAD                              LAS VEGAS                  NV    891040000   CLARK

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

6152.   VG50XC183   517 SOUTH MAIN ST                               LAS VEGAS                  NV    891010000   CLARK
6153.   VG54XC222   3290 EAST OLETA AVENUE                          HENDERSON                  NV    890140000   CLARK
6154.   VG54XC225   6315 E. LAKE MEAD BLVD                          LAS VEGAS                  NV    891560000   CLARK
6155.   VG54XC228   2300 EAST LAKE MEAD                             HENDERSON                  NV    890153003   CLARK
                    DRIVE
6156.   VG54XC240   HOME DEPOT SHOPPING                             NORTH LAS VEGAS            NV    890320213   CLARK
                    CENTER
6157.   VG54XC244   234 S DECATUR                                   LAS VEGAS                  NV    891070000   CLARK
6158.   VG54XC248   SAHARA BUFFALO              7800 WEST SAHARA    LAS VEGAS                  NV    891170000   CLARK
                    SHOPPING CENTER             AVENUE
6159.   VG54XC250   4290 NORTH PECOS DR                             LAS VEGAS                  NV    891150000   CLARK
6160.   VG54XC253   9900 SHILOH SCHOOL LANE                         LAS VEGAS                  NV    891290000   CLARK
6161.   VG55XC262   RED ROCK SELF STORAGE       3250 NORTH          LAS VEGAS                  NV    891297402   CLARK
                                                BUFFALO DRIVE
6162.   VG55XC269   NORTH OF JEFFERYS           SOUTH EASTERN       LAS VEGAS                  NV    891230000   CLARK
                    STREET SOUTH OF 9701        AVENUE
6163.   VG55XC276   642 S BOULDER HIGHWAY                           HENDERSON                  NV    890150000   CLARK
6164.   VG57XC162   310 N. GIBSON ROAD                              HENDERSON                  NV    890140000   CLARK
6165.   VG57XC258   1673 W. NEAL AVE                                LAS VEGAS                  NV    891230000   CLARK
6166.   VG57XC259   1249 SEVEN HILLS DRIVE                          HENDERSON                  NV    890250000   CLARK

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

6167.   VR03XC010   2230 CRAIG DR                                   OXNARD                     CA    93030       VENTURA
6168.   VR03XC049   3945 PACIFIC COAST                              VENTURA                    CA    93002       VENTURA
                    HIGHWAY
6169.   VR03XC055   4110 VENTURA BLVD.                              VENTURA                    CA    930100000   VENTURA
6170.   VR03XC062   4997 KILBORN COURT                              OAK PARK                   CA    91362       VENTURA
6171.   VR03XC063   4045 LA VISTA AVE                               SOMIS                      CA    93066       VENTURA
6172.   VR33XC017   4710 HUENEME                                    OXNARD                     CA    930338205   VENTURA
6173.   VR33XC018   2400 SAVIERS                                    OXNARD                     CA    930330000   VENTURA
6174.   VR33XC026   7287 OJAI-SANTA PAULA                           OJAI                       CA    930600000   VENTURA
                    ROAD
6175.   VR33XC029   10000 N OJAI ROAD                               SANTA PAULA                CA    930600000   VENTURA
6176.   VR33XC030   7944 PINE GROVE ROAD                            SANTA PAULA                CA    930600000   VENTURA
6177.   VR33XC050   3030 EAST GUIBERSON                             FILLMORE                   CA    930150000   VENTURA
                    ROAD
6178.   VR33XC058   18000 SOUTH MOUNTAIN RD                         SANTA PAULA                CA    930600000   VENTURA
6179.   VR54XC253   3184 Pawnee Ct.                                 Simi Valley                CA    93063       Ventura
6180.   VR54XC254   100 BLACK CANYON ROAD                           SIMI VALLEY                CA    930630000   VENTURA
6181.   VR54XC413   1135 1/4 MELLOW LN.                             Simi Valley                CA    93065       Ventura
6182.   VR54XC421   12540 C-1 CREEK ROAD                            OJAI                       CA    930230000   VENTURA
6183.   VR54XC425   2055 NORTH VENTURA AVE                          VENTURA                    CA    930010000   VENTURA
6184.   VR54XC429   2401 EASTMAN AVENUE                             OXNARD                     CA    930300000   VENTURA
6185.   VR54XC463   2400 E. CHANNEL                                 OXNARD                     CA    930330000   VENTURA
                    ISLANDS BLVD.

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

6186.   VR57XC001   415-A PEARSON RD                                PORT HUENEME               CA    930412220   VENTURA
6187.   WA23XC301   7801 MARITIME LANE                              SPRINGFIELD                VA    220350011   FAIRFAX
6188.   WA23XC308   301 LARGO ROAD                                  LARGO                      MD    207740000   PRINCE GEORGE'S
6189.   WA23XC309   HILLMEADE RD                                    GLENDALE                   MD    207690000   PRINCE GEORGE'S
6190.   WA23XC318   5055 NORTH POINT                                EDGEMERE                   MD    212190000   BALTIMORE
                    BOULEVARD
6191.   WA23XC345   7101 CIPRIANO                                   LANHAM                     MD    207060000   PRINCE GEORGE'S
6192.   WA23XC353   6816 BLENTLINGER ROAD                           FREDERICK                  MD    217020000   FREDERICK
6193.   WA23XC412   4901 SOUTH                                      ARLINGTON                  VA    222060000   ARLINGTON
                    CHESTERFIELD RD
6194.   WA23XC461   6560 BRADDOCK ROAD                              ALEXANDRIA                 VA    223120000   FAIRFAX
6195.   WA23XC500   3785 LEONARDTOWN ROAD                           WALDORF                    MD    206010000   CHARLES
6196.   WA23XC508   8430 WELLINGTON RD                              MANASSAS                   VA    201090000   PRINCE WILLIAM
6197.   WA23XC510   3721 STONECRAFT                                 CHANTILLY                  VA    201510000   FAIRFAX
                    BOULEVARD
6198.   WA33XC003   PEGGY NECK ROAD @                               PRINCESS ANNE              MD    216530000   SOMERSET
                    STATE ROUTE #13
6199.   WA33XC006   8562 Dahlgren                                   Moritorium                 VA    22485       KING GEORGE
6200.   WA33XC007   21800 ROUTE 17                                  BOWLING GREEN              VA    224270000   CAROLINE

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

6201.   WA33XC009   7885 ZIMMERMAN PLACE                            INDIAN HEAD                MD    20640       CHARLES
6202.   WA33XC012   26200 LOCUST GROVE                              HOLLYWOOD                  MD    206360000   ST. MARY'S
                    FARM ROAD
6203.   WA33XC014   5221 CHERRY HILL ROAD                           CHERRY HILL                MD    206390000   CALVERT
6204.   WA33XC015   1125 JEWELL ROAD                                DUNKIRK                    MD    20754       CALVERT
6205.   WA33XC017   215 THREE RIVERS ROAD                           HARWOOD                    MD    207660000   ANNE ARUNDEL
6206.   WA33XC019   HARRISVILLE ROAD                                MADISON                    MD    21648       DORCHESTER
6207.   WA33XC020   17503 FROG LEVEL ROAD                           FROG POND                  VA    22546       CAROLINE
6208.   WA33XC022   7177 LADYSMITH ROAD                             RUTHER GLEN                VA    225460000   CAROLINE
6209.   WA33XC033   CRESTWOOD PLACE                                 INDIAN HEAD                MD    206400000   CHARLES
6210.   WA33XC038   1236 BAUGHER ROAD                               WESTMINSTER                MD    211580000   CARROLL
6211.   WA33XC048   4400 FEDERAL HILL POAD                          STREET                     MD    211540000   HARFORD
6212.   WA33XC050   8689 BAKERS LANE                                CHESTERTOWN                MD    216200000   KENT
6213.   WA33XC051   4646 EAST NEW MARKET                            RHODESDALE                 MD    216310000   DORCHESTER
                    ROAD
6214.   WA33XC052   1350 QUARRY ROAD                                WHITEFORD                  MD    210240000   HARFORD
6215.   WA33XC062   1221 PROSPECT MILL ROAD                         BEL AIR                    MD    210150000   HARFORD
6216.   WA33XC064   3867 BAY ROAD                                   STREET                     MD    211540000   HARFORD
6217.   WA33XC071   FALLS ROAD                                      HAMPSTEAD                  MD    210740000   CARROLL
6218.   WA33XC072   1211 CHERRYTOWN ROAD                            WESTMINSTER                MD    211570000   CARROLL

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

6219.   WA33XC073   2815 TRACEY MILL ROAD                           MANCHESTER                 MD    211021428   CARROLL
6220.   WA33XC096   300 OLNEY - SANDY                               SANDY SPRING               MD    20860       MONTGOMERY
                    SPRING ROAD
6221.   WA33XC103   1538 CRENSHAW ROAD                              UPPERVILLE                 VA    201850000   FAUQUIER
6222.   WA33XC105   9167 JOHN S MOSBY HWY                           UPPERVILLE                 VA    201850000   FAUQUIER
6223.   WA33XC107   10229 DEAD END ROAD                             DELAPLANE                  VA    220250000   FAUQUIER
6224.   WA33XC119   4106 SUMERDUCK RD                               SUMERDUCK                  VA    227420000   FAUQUIER
6225.   WA33XC131   8080 FREDRICKSBURG                              BOWLING GREEN              VA    224270000   CAROLINE
                    TURNPIKE
6226.   WA33XC132   ROUTE 301/ FORT AP                              BOWLING GREEN              VA    224270000   CAROLINE
                    HILL BLVD
6227.   WA33XC140   21768 S CORAL DRIVE                             LEXINGTON PARK             MD    206530000   ST. MARY'S
6228.   WA33XC156   14051 SPRIGGS ROAD                              PRINCE WILLIAM COUNTY      VA    22193       PRINCE WILLIAM
6229.   WA33XC200   6840 ELDORADO ROAD                              FEDERALSBERG               MD    216320000   DORCHESTER
6230.   WA33XC202   KIRBY RIVER RD                                  MILLINGTON                 MD    216510000   QUEEN ANNE'S
6231.   WA33XC217   10220 JAMES MONROE HWY                          CULPEPER                   VA    227070000   CULPEPER
6232.   WA33XC220   6269 CALEDON ROAD                               KING GEORGE                VA    224850000   KING GEORGE
6233.   WA33XC221   10418 OLD LIBERTY ROAD                          MT. PLEASANT               MD    217010000   FREDERICK

------------------------------------------------------------------------------------------------------------------------------------
         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

6234.   WA33XC235   7400 SNOW HILL ROAD                             SNOW HILL                  MD    21863       WORCESTER
6235.   WA33XC236   26888 MARY DIXON ROAD                           MECHANICSVILLE             MD    206590000   ST. MARY'S
6236.   WA33XC237   POINT LOOKOUT ROAD                              MORGANZA                   MD    206600000   ST. MARY'S
6237.   WA33XC904   2729 SOLOMANS ISLAND                            EDGEWATER                  MD    210370000   ANNE ARUNDEL
                    ROAD
6238.   WA33XC906   1518 CLIPPER ROAD                               BALTIMORE                  MD    212110000   BALTIMORE CITY
6239.   WA33XC908   2501 W. LEXINGTON                               BALTIMORE                  MD    212230000   BALTIMORE CITY
                    STREET
6240.   WA33XC922   1811 CABIN BRANCH DRIVE                         LANDOVER                   MD    207850000   PRINCE GEORGE'S
6241.   WA33XC923   4714 MARLBORO PIKE                              HUNTSVILLE                 MD    207430000   PRINCE GEORGE'S
6242.   WA33XC924   8001 SHERIFF ROAD                               LANDOVER                   MD    207850000   PRINCE GEORGE'S
6243.   WA33XC944   3710 DANVILLE ROAD                              BRANDYWINE                 MD    206130000   PRINCE GEORGE'S
6244.   WA33XC945   6303 RIGGS ROAD                                 HYATTSVILLE                MD    207630000   PRINCE GEORGE'S
6245.   WA33XC946   8914 LITTLE RIVER                               ANNANDALE                  VA    220310000   FAIRFAX
                    TURNPIKE
6246.   WA33XC953   4213 EDMONSTON AVENUE                           BLADENSBURG                MD    207430000   PRINCE GEORGE'S
6247.   WA33XC955   1721 OLIVE STREET                               BEAVER HEIGHTS             MD    207430000   PRINCE GEORGE'S
6248.   WA54XC413   8996 BURKE LAKE RD                              BURKE                      VA    220150000   FAIRFAX
6249.   WA54XC417   8107 OLD DOMINON DRIVE                          MCLEAN                     VA    221020000   FAIRFAX
6250.   WA54XC420   7399, LOCKPORT PLACE,                           LORTON                     VA    220790000   FAIRFAX
                    SUITE A

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

6251.   WA54XC461   3245 BELAIR ROAD                                BALTIMORE                  MD    212130000   BALTIMORE CITY
6252.   WA54XC503   9540 SMITH AVE                                  SEABROOK                   MD    207060000   PRINCE GEORGE'S
6253.   WA54XC504   10901 OLD INDIAN HEAD                           UPPER MARLBORO             MD    207720000   PRINCE GEORGE'S
                    ROAD
6254.   WA54XC514   7700 BRINK ROAD                                 GAITHERSBURG               MD    208820000   MONTGOMERY
6255.   WA54XC521   7500 GOOD LUCK ROAD                             NEW CARROLLTON             MD    207060000   PRINCE GEORGE'S
6256.   WA54XC528   12751 CREAGERSTOWN ROAD                         THURMONT                   MD    217880000   FREDERICK
6257.   WA54XC565   30151 WILDLIFE LANE                             SALISBURY                  MD    218040000   WICOMICO
6258.   WA54XC566   33341 SHAVOX ROAD                               PARSONSBURG                MD    21849       WICOMICO
6259.   WA54XC574   6401 YORK ROAD                                  BALTIMORE                  MD    212120000   BALTIMORE
6260.   WA54XC577   6444 MIDDLEBURGE RD                             KEYMARE                    MD    21787       CARROLL
6261.   WA54XC611   5751 MT. HOLLY ROAD                             EAST NEW MARKET            MD    216310000   DORCHESTER
                    (MD RTE. 16)
6262.   WA54XC619   9093 GREEN BRANCH ROAD                          WILLARDS                   MD    218740000   WICOMICO
6263.   WA54XC620   RT 610 WHALEYSVILLE                             WHALEYSVILLE               MD    218720000   WORCESTER
                    ROAD
6264.   WA54XC622   9134 LOGTOWN RD                                 BERLIN                     MD    218110000   WORCESTER
6265.   WA54XC626   8758 GRILL LAND AND                             PRINCESS ANNE              MD    218530000   SOMERSET
                    ROUTE 13

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

6266.   WA54XC638   5319 STANFIELD ROAD                             SPOTSYLVANIA               VA    225800000   SPOTSYLVANIA
6267.   WA54XC645   7629 DEVILBLISS BRIDGE                          FREDERICK                  MD    217010000   FREDERICK
                    RD
6268.   WA54XC656   2507 NEW DESIGN ROAD                            ADAMSTOWN                  MD    217100000   FREDERICK
6269.   WA54XC657   10087 TYLER PLACE                               IIJAMSVILLE                MD    217540000   FREDERICK
6270.   WA54XC663   N. SIDE WALLER RD.                              DELMAR                     MD    218750000   WICOMICO
6271.   WA54XC669   5311 ACCOKEEK ROAD                              PLEASANT SPRINGS           MD    206130000   PRINCE GEORGE'S
6272.   WA54XC673   5600 SUNDOWN ROAD                               LAYTONSVILLE               MD    208820000   MONTGOMERY
6273.   WA54XC693   8020 INDIAN HEAD                                BRYANS ROAD                MD    206070000   CHARLES
                    HIGHWAY
6274.   WA54XC698   12406 CEDARVILLE ROAD                           BRANDYWINE                 MD    206130000   PRINCE GEORGE'S
6275.   WA54XC701   2445 WAYNE GIBSON ROAD                          HUNTINGTOWN                MD    206390000   CALVERT
6276.   WA54XC704   4030 OLD TOWN ROAD                              HUNTINGTOWN                MD    206390000   CALVERT
6277.   WA54XC705   2801 PLUM POINT ROAD                            HUNTINGTOWN                MD    206390000   CALVERT
6278.   WA54XC711   15501 BROOKS CHURCH                             UPPER MARLBORO             MD    207720000   PRINCE GEORGE'S
                    ROAD
6279.   WA54XC716   12301 CROSS ROAD TRAIL                          BRANDYWINE                 MD    206130000   PRINCE GEORGE'S
6280.   WA54XC718   15907 SAINT THOMAS                              UPPER MARLBORO             MD    207720000   PRINCE GEORGE'S
                    CHURCH ROAD
6281.   WA54XC719   14700 MOUNT CALVERT RD                          UPPER MARLBORO             MD    207729625   PRINCE GEORGE'S
6282.   WA54XC741   4622 ADY ROAD                                   FOREST HILLS               MD    210500000   HARFORD
6283.   WA54XC755   7165 MARSHALL CORNER                            LA PLATA                   MD    206750000   CHARLES
                    ROAD

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

6284.   WA54XC762   15440 COVINGTON RD                              BRANDYWINE                 MD    206130000   CHARLES
6285.   WA54XC763   14945 HARDSHIP FARM                             WALDORF                    MD    206010000   CHARLES
                    PLACE
6286.   WA54XC776   12720 PARKER LANE                               CLINTON                    MD    207350000   PRINCE GEORGE'S
6287.   WA54XC778   14300 LIVINGSTON ROAD                           CLINTON                    MD    207350000   PRINCE GEORGE'S
6288.   WA54XC786   15727 SMITH ROAD                                THURMONT                   MD    217880000   FREDERICK
6289.   WA54XC792   23640 WOODFIELD RD                              GAITHERSBURG               MD    208820000   MONTGOMERY
6290.   WA54XC835   13508 ADEN RD.                                  NOKESVILLE                 VA    20181       PRINCE WILLIAM
6291.   WA54XC836   9113 Doves lane                                 Nokesville                 VA    20181       PRINCE WILLIAM
6292.   WA54XC862   295 Heflin Road                                 Stafford                   VA    22554       STAFFORD
6293.   WA54XC864   2591 CARRIAGE FORD RD.                          CATLETT                    VA    201190000   FAUQUIER
6294.   WA54XC865   10438 BRISTERBURG RD        APN 7920            CATLETT                    VA    201190000   FAUQUIER
6295.   WA54XC866   4928 MIDLAND RD.                                MIDLAND                    VA    227280000   FAUQUIER
6296.   WA54XC867   11221 BRISTERBURG RD                            CATLETT                    VA    201190000   FAUQUIER
6297.   WA54XC868   10521 BRENT TOWN ROAD                           CATLETT                    VA    201190000   FAUQUIER
6298.   WA54XC869   1358 CROMWELL RD                                CATLETT                    VA    201190000   FAUQUIER
6299.   WA54XC872   4249 MIDLAND RD                                 MIDLAND                    VA    227280000   FAUQUIER
6300.   WA54XC873   4525 RITCHIE ROAD/ SR                           MIDLAND                    VA    227280000   FAUQUIER
                    644
6301.   WA54XC877   12774 CAMDEN ROAD                               GOLDVEIN                   VA    227202102   FAUQUIER

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

6302.   WA54XC878   13131 BLACKWELLS MILL                           GOLDVEIN                   VA    227200000   FAUQUIER
                    ROAD
6303.   WA54XC883   SUMERDUCK ROAD, ROUTE                           SUMERDUCK                  VA    227420000   FAUQUIER
                    651
6304.   WT03XC001   605 S 127TH ST E                                WICHITA                    KS    67207       SEDGWICK
6305.   WT03XC003   90TH STREET AND ELLIS                           EL DORADO                  KS    67042       BUTLER
6306.   WT03XC013   23101 W 23RD ST S                               GODDARD                    KS    67052       SEDGWICK
6307.   WT03XC021   11221 SW HWY US 54                              AUGUSTA                    KS    67010       BUTLER
6308.   WT03XC022   6209 N. STATE ROAD #61                          HUTCHINSON                 KS    675029016   RENO
6309.   WT03XC024   1525 S SPENCER RD                               NEWTON                     KS    67114       HARVEY
6310.   WT03XC030   5240 E. 21ST STREET                             WICHITA                    KS    672200000   SEDGWICK
                    NORTH
6311.   WT03XC034   10718 S KANSAS RD                               SEDGWICK                   KS    67135       HARVEY
6312.   WT03XC040   3330 E MACARTHUR RD                             WICHITA                    KS    67216       SEDGWICK
6313.   WT13XC056   2442 ST. FRANCIS ST                             Wichita                    KS    672110000   SEDGWICK
6314.   WT13XC058   1425 NORTH GRAND AVENUE                         HUTCHINSON                 KS    67504       RENO
6315.   WT13XC071   1930 SOUTH WOODLAWN                             WICHITA                    KS    67218       SEDGWICK
6316.   WT13XC072   1630 W. HARRY                                   WICHITA                    KS    672133681   SEDGWICK
6317.   WT13XC073   1775 S. GEORGE                                  WICHITA                    KS    672180000   SEDGWICK
                    WASHINGTON BLVD.
6318.   WT54XC101   2811 92ND RD.                                   UDALL                      KS    671460000   COWLEY

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

6319.   WT54XC105   23651 51ST ROAD                                 ARKANSAS CITY              KS    670050000   COWLEY
6320.   WT54XC106   707 NORTH F STREET                              ARKANSAS CITY              KS    670050000   COWLEY
6321.   WT54XC200   3051 NE 10TH STREET                             KINGMAN                    KS    670680000   KINGMAN
6322.   WT54XC201   15239 NM 5TH STREET                             CUNNINGHAM                 KS    670350000   KINGMAN
6323.   WT54XC202   275 NM 30TH AVENUE                              PRATT                      KS    671240000   PRATT
6324.   WT54XC205   14528 KC AV 35                                  GREENSBURG                 KS    670540000   KIOWA
6325.   AT54XC268   13440 PROVIDENCE PARK                           ALPHARETTA                 GA    300040000   FULTON
                    DRIVE
6326.   AU59XC623   3906 1/2 PRAIRIE LANE                           AUSTIN                     TX    787280000   TRAVIS
6327.   BS23XC457   2100 WASHINGTON STREET                          HANOVER                    MA    023390000   PLYMOUTH
6328.   BS23XC494   9 VALENTE DRIVE                                 WESTBOROUGH                MA    015810000   WORCESTER
6329.   CB15XC103   8530 COLUMBUS PIKE          ORANGE TWP          LEWIS CENTER               OH    430350000   DELAWARE
6330.   CB54XC089   2492 SUNBURY ROAD           MIFFLIN TWP         COLUMBUS                   OH    432190000   FRANKLIN
6331.   CB54XC162   304 SOUTH ILLINOIS          MADISON TWP         MANSFIELD                  OH    449050000   RICHLAND
                    AVENUE
6332.   CB59XC199   462 CURTIS STREET           DELAWARE TWP        DELAWARE                   OH    430150000   DELAWARE
6333.   CH54XC963   540 HIBBARD ROAD                                WINNETKA                   IL    600930000   COOK
6334.   CP60XR003   COUNTY ROAD 40 @CR 73                           ROBSTOWN                   TX    783800000   NUECES
6335.   CT54XC726   175 STAFFORD STREET                             STAFFORD                   CT    060770000   TOLLAND
6336.   DA53XC086   7500 W. CAMP WISDOM #C-8                        DALLAS                     TX    752360000   DALLAS

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

6337.   DA59XC002   802 FIRST MONDAY LANE                           CANTON                     TX    751030000   VAN ZANDT
6338.   DM59XC202   7035 NW BEAVER DRIVE                            JOHNSTON                   IA    501310000   POLK
6339.   DN54XC239   324 E. CHEYENNE MTN.                            COLORADO SPRINGS           CO    809060000   EL PASO
                    BLVD.
6340.   DN58XC010   7045 NORTH CAREFREE                             COLORADO SPRINGS           CO    809220000   EL PASO
                    CIRCLE
6341.   HI03XC819   BLDG 583 @ LEWIS ST &                           WAHIAWA                    HI    961110000   HONOLULU
                    TREMBL
6342.   HO23XC592   3501 1/2 HOLMES ROAD                            HOUSTON                    TX    770510000   HARRIS
6343.   JA60XC002   2145 W. PENSACOLA ST                            TALLAHASSEE                FL    323040000   LEON
6344.   JA60XC011   2780 SW ARCHER RD                               GAINESVILLE                FL    326080000   ALACHUA
6345.   LR54XC424   106 WILSON STREET                               WEINER                     AR    742790000   POINSETT
6346.   LR54XC432   4702 OLD HIGHWAY 63                             MARKED TREE                AR    703650000   POINSETT
6347.   NY27XC509   110 BROOK AVENUE                                DEER PARK                  NY    117290000   SUFFOLK
6348.   NY54XC574   150 ROUTE 17 NORTH                              SLOATSBURG                 NY    109740000   ROCKLAND
6349.   NY54XC694   SHADY LAKE                                      WEST MILFORD               NJ    074800000   PASSAIC
6350.   NY54XC859   13-15 GRAND AVENUE                              BALDWIN                    NY    115103109   NASSAU
6351.   PH04XC222   14380 N ORACLE ROAD                             TUSCON                     AZ    857390000   PIMA
6352.   PL54XC733   180 FANCY HILL ROAD                             BOYERTOWN                  PA    195120000   BERKS
6353.   PL54XC829   402 W RAILROAD STREET                           RIDGELY                    MD    216600000   CAROLINE

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

6354.   PL54XC851   1185 GLEBE ROAD                                 EARLEVILLE                 MD    219190000   CECIL
6355.   PO54XC012   1040 DALE STREET SE                             ALBANY                     OR    973210000   LINN
6356.   PO54XC014   13500 SE POWELL BLVD                            PORTLAND                   OR    972360000   MULTNOMAH
6357.   PO60XC048   2570 23RD AVE                                   FOREST GROVE               OR    971160000   WASHINGTON
6358.   PO60XR155   2783 INDUSTRIAL AVE                             HUBBARD                    OR    970320000   MARION
6359.   PR59XC185   CARRETERA #753, KM 0.4                          ARROYO                     PR    007140000   ARROYO
6360.   PT54XC920   501 JEFFERSON ROAD                              PENN HILLS                 PA    152350000   ALLEGHENY
6361.   RG58XC322   2150 S. MCCOLL ROAD                             EDINBURG                   TX    785390000   HIDALGO
6362.   RV33XC240   51-600 HIGHWAY 74                               COACHELLA                  CA    922600000   RIVERSIDE
6363.   RV54XC513   12500 INDIANA AVENUE                            RIVERSIDE                  CA    925030000   RIVERSIDE
6364.   SB54XC474   15642 DUPONT AVE                                CHINO                      CA    917100000   SAN BERNARDINO
6365.   SB56XC804   1620 MIRO WAY                                   RIALTO                     CA    923760000   SAN BERNARDINO
6366.   SD34XC634   1425 N. TWINS OAKS VALLEY                       SAN MARCOS                 CA    920690000   SAN DIEGO
                    ROAD
6367.   SD54XC444   12590 SR-67                                     LAKESIDE                   CA    920400000   SAN DIEGO
6368.   SE63XC312   6214 28TH STREET NE                             TACOMA                     WA    984220000   PIERCE
6369.   SF54XC072   4501 PLEASANTON AVENUE                          PLEASANTON                 CA    945660000   ALAMEDA
6370.   ST23XC465   5959 ST. LOUIS                                  ST. LOUIS                  MO    631200000   ST. LOUIS
6371.   VC57XC132   101 FANNIN                                      POINT COMFORT              TX    779780000   CALHOUN

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

6372.   WA33XC027   15600 JOHN MARSHALL HWY                         HAYMARKET                  VA    201690000   PRINCE WILLIAM
6373.   WA54XC543   1205 BELMAR DRIVE                               BELCAMP                    MD    210170000   HARFORD
6374.   WA54XC683   21410 BEALLSVILLE ROAD                          DICKERSON                  MD    208420000   MONTGOMERY
6375.   WA54XC712   12300 CROOM RD                                  UPPER MARLBORO             MD    207720000   PRINCE GEORGE'S
6376.   WA54XC775   12051 GALLAHAN ROAD                             CLINTON                    MD    207350000   PRINCE GEORGE'S
6377.   AT54XC013   330 BATESVILLE ROAD                             ALPHARETTA                 GA    300040000   FULTON
6378.   BS54XC875   26 UPTON DRIVE                                  WILMINGTON                 MA    1887        MIDDLESEX
6379.   CG59XC001   4315-A PROSPECT CHURCH                          OOLTEWAH                   TN    37363       HAMILTON
                    ROAD
6380.   CI23XC129   7567 B MALL ROAD                                FLORENCE                   KY    410420000   BOONE
6381.   CI59XC648   3799 GERMANY                                    FAIRBORN                   OH    453240000   GREENE
6382.   CP57XC372   5745B BUSH ST.                                  CORPUS CHRISTI             TX    78412       NUECES
6383.   DN57XC001   SIGNAL HIL, NEAR TITUS                          FORT CARSON                CO    80913       EL PASO
                    AND BROWN ROAD
6384.   FN54XC006   8002 PALMERSON DRIVE                            ANTELOPE                   CA    95843       SACRAMENTO
6385.   HI03XC800   INTERSECTION OF                                 SCHOFIELD                  HI    968570000   HONOLULU
                    MCMAHON AND RI
6386.   HO58XC197   12514 WALDEN ROAD                               MONTGOMERY                 TX    773560000   MONTGOMERY

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          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

6387.   LA36XC613   504 CALLE DE ARBOLES                            TORRANCE                   CA    902770000   LOS ANGELES
6388.   MO45XC061   HWY 101-CAMP ROBERTS                            BRADLEY                    CA    934260000   MONTEREY
6389.   MP54XC263   10600 SHELTON ROAD,                             COLLIERVILLE               TN    38017       SHELBY
                    SUITE 101
6390.   NO54XC004   3913 SAUNDERS LANE                              CHESAPEAKE                 VA    233210000   CHESAPEAKE CITY
6391.   NY33XC857   454 RIVER ROAD                                  PHILLIPSBURG               NJ    08865       WARREN
6392.   NY54XC102   725 MAIN STREET                                 BRADLEY BEACH              NJ    7720        MOMMOUTH
6393.   NY54XC498   747 ROUTE 18                                    EAST BRUNSWICK             NJ    075120000   MIDDLESEX
6394.   NY54XC871   80 PIDGEON HILL ROAD                            HUNTINGTON STATION         NY    11746       SUFFOLK
6395.   OK57XC002   8912 NE 10TH STREET                             MIDWEST CITY               OK    73110       OKLAHOMA CITY
6396.   PL54XC727   3526 SKIPPACK PIKE                              CEDARS                     PA    19423       MONTGOMERY
6397.   PL54XC737   3187 CEDARVILLE ROAD                            MILLVILLE                  NJ    083320000   CUMBERLAND
6398.   PO33XC068   20000 SW HILLSBORO HWY                          NEWBERG                    OR    97132       WASHINGTON
6399.   RV03XC038   30700 ORTEGA HIGHWAY                            RIVERSIDE                  CA    925300000   RIVERSIDE
6400.   RV40XC708   54-050 HARRISON ST.                             THERMAL                    CA    92274       RIVERSIDE
6401.   RV54XC476   14952 RIVER ROAD                                CORONA                     CA    928800000   RIVERSIDE
6402.   SB03XR069   10099 NIPTON RD                                 NIPTON                     CA    923640000   SAN BERNARDINO
6403.   SB33XC218   39149 NORTH SHORE DRIVE                         FAWNSKIN                   CA    92314       SAN BERNARDINO
6404.   SB33XC224   28881 SOUTH HIGHWAY 330                         HIGHLAND                   CA    923460000   SAN BERNARDINO

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

6405.   SB33XC228   2001 US HIGHWAY 18                              SAN BERNARDINO             CA    92404       SAN BERNARDINO
6406.   SB54XC478   1813 W. 17 STREET                               UPLAND                     CA    91784       SAN BERNARDINO
6407.   SB54XC520   57897 JOSHUA DR.                                YUCCA VALLEY               CA    92284       SAN BERNARDINO
6408.   SB56XC802   260 E SAN BERNARDINO AVE                        RIALTO                     CA    923760000   SAN BERNARDINO
6409.   SB57XC607   2855 STERLING AVE                               SAN BERNARDINO             CA    924040000   SAN BERNARDINO
6410.   SD35XC163   1350 SOUTH EL CAMINO                            ENCINITAS                  CA    920240000   SAN DIEGO
                    REAL
6411.   SD40XC315   1748 NORMA LANE                                 LEUCADIA                   CA    920240000   SAN DIEGO
6412.   SE59XC004   9910 EVERGREEN WAY                              EVERETT                    WA    982040000   SNOHOMISH
6413.   SF56XC401   900 ROCK AVE                                    SAN JOSE                   CA    951310000   SANTA CLARA
6414.   SN45XC119   650 EAST HIGHWAY 246                            BUELLTON                   CA    934270000   SANTA BARBARA
6415.   ST23XC262   16497 CLAYTON RD                                WILDWOOD                   MO    630110000   ST. LOUIS
6416.   WA23XC410   3435 SLEEPY HOLLOW RD                           FALLS CHURCH               VA    220440000   FAIRFAX
6417.   WA33XC080   12212 RENNER ROAD                               KEYMAR                     MD    21757       FREDERICK
6418.   WA33XC106   3272 FIERY RUN ROAD                             MARKHAM                    VA    22643       FAUQUIER
6419.   WA54XC475   8107 LAUREL BOWIE ROAD                          BOWIE                      MD    20715       PRINCE GEORGE'S
6420.   WA54XC648   7006 BLUE MOUNTAIN ROAD                         THURMONT                   MD    21788       FREDERICK
6421.   WA54XC680   6327 DICKERSON ROAD                             DICKERSON                  MD    20842       FREDERICK

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         CASCADE
          NUMBER             ADDRESS                ADDRESS 2                CITY            STATE      ZIP             COUNTY
------------------------------------------------------------------------------------------------------------------------------------

6422.   WT54XC102   2500 N 359 WEST                                 CHENEY                     KS    670250000   SEDGWICK
6423.   BS54XC029   163 HOUGHTON ROAD                               PRINCETON                  MA    015410000   WORCESTER
6424.   CT33XC606   399 CHESTNUT LAND ROAD                          NEW MILFORD                CT    067760000   LITCHFIELD
6425.   LR13XC024   6512 MABLEVALE CUTOFF                           LITTLE ROCK                AR    722090000   PULASKI
6426.   PH04XC029   225 E VALENCIA ROAD         MAS DEVELOPMENT     TUSCON                     AZ    85706       PIMA
6427.   WA33XC238   48165 PARK HILL RD/ SS                          PARK HALL                  MD    206670000   ST. MARY'S
                    RT 489
6428.   WA54XC652   13201 LEWISDALE ROAD                            CLARKSBURG                 MD    20871       MONTGOMERY

                                    EXHIBIT C

                   FORM OF LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                                    [SPV LLC]

     This Limited Liability Company Agreement (this "Agreement") of [SPV LLC]
(the "Company"), dated as of _______, 2005, is entered into by and between the
Company and the parties listed on the signature pages hereto, as the equity members (the "Members"). Capitalized terms used and not otherwise defined in this Agreement have the meanings set forth on Schedule A.

     The Company was formed by the Members, each of which is a direct or indirect, wholly owned subsidiary of Sprint Corporation ("Sprint") as a limited liability company under the Delaware Limited Liability Company Act (6 Del. C.
Sections 18-101 et seq.), as amended from time to time (the "Act"), on ________,
2005, and the Company and the Members agree as follows:

Section 1. Name.

     The name of the limited liability company is "[SPV LLC]" and all business of the Company will be conducted solely under such name.

Section 2. Principal Business Office.

     The principal business office of the Company is located at 6200 Sprint
Parkway, Overland Park, Kansas, 66251 or any other location as may later be determined by the Board.

Section 3. Registered Office.

     The address of the registered office of the Company in the State of
Delaware is Corporation Service Company, 2711 Centerville Road, Suite 400,
Wilmington, DE 19808.

Section 4. Registered Agent.

     The name and address of the registered agent of the Company for service of process on the Company in the State of Delaware is Corporation Service Company,
2711 Centerville Road, Suite 400, Wilmington, DE 19808.

Section 5. Members.

     (a) The mailing addresses of the Members are listed on Schedule B. Each
Member was admitted to the Company as a member of the Company on its execution of a counterpart signature page to this Agreement.

     (b) Subject to Section 12(i), the Members may act by written consent.

     (c) Upon the occurrence of any event that causes the last remaining Member to cease to be a member of the Company (other than (i) upon an assignment by the last remaining Member of all of its limited liability company interest in the
Company and the admission of the transferee pursuant to Section 24, or (ii) the resignation of the last remaining Member and the admission of an additional member of the Company pursuant to Section 25), each person acting as an
Independent Director pursuant to Section 13 shall, without any action of any
Person and simultaneously with the Member ceasing to be a member of the Company, automatically be admitted to the Company as a Special Member and shall continue the Company without dissolution. No Special Member may resign from the Company or transfer its rights as Special Member unless (i) a successor Special Member has been admitted to the Company as Special Member by executing a counterpart to this Agreement, and (ii) the successor has also been appointed and accepted its appointment as Independent Director in accordance with Section 13. All Special
Members shall automatically cease to be members, but not Independent Directors, of the Company on the admission to the Company of a substitute Member pursuant to Section 24. A Special Member shall be a member of the Company that has no interest in the profits, losses and capital of the Company and has no right to receive any distributions of Company assets. Under Section 18-301 of the Act, a
Special Member is not required to make any capital contributions to the Company and will not receive a limited liability company interest in the Company. A
Special Member, in its capacity as Special Member, may not bind the Company.
Except as required by any mandatory provision of the Act, each Special Member, in its capacity as Special Member, has no right to vote on, approve or otherwise consent to any action by, or matter relating to, the Company, including, without limitation, the merger, consolidation or conversion of the Company. In order to implement the admission to the Company of each Special Member, each person acting as an Independent Director under Section 13 must execute a counterpart to this Agreement. Before its admission to the Company as Special Member, each person acting as an Independent Director under Section 13 shall not be a member of the Company.

Section 6. Compliance.

     The Members will comply with the terms of this Agreement, and will take all actions necessary on their part to ensure compliance by the Company with the covenants set forth in this Agreement.

Section 7. Financial Statements.

     Sprint will prepare year-end financial statements on an annual basis for itself and its consolidated subsidiaries in accordance with generally accepted accounting principles, and such financial statements will be audited by independent accountants selected by Sprint.

Section 8. Funds.

     No funds will be distributed, loaned or otherwise transferred from the
Company to the Members or any of their Affiliates, or from the Members or any of their Affiliates to the Company, except for (a) payments expressly contemplated under the Agreement to Contribute, the Lease Agreement or any of the Collateral
Agreements, (b) dividends paid by the Company which are properly authorized by requisite action under this Agreement and the Act and reflected

                                        2

in the books and records of the Company, (c) capital contributions made by the
Members which are contemplated by the Agreement to Contribute, the Lease
Agreement or any of the Collateral Agreements or that are necessary for general operating or organizational expenses (including but not limited to liabilities incurred in the ordinary course of business, fees for directors, property taxes and state qualifications, if any) and (d) capital contributions made by the
Members in order to fund or pay any liabilities or expenses of the Company if such liabilities or expenses result from a breach of Lessee's obligations to the
Company under the Agreement to Contribute, Lease Agreement or any of the
Collateral Documents. Any such contributions, distributions, loans or other transfers will be properly authorized by all necessary corporate action and properly reflected in the books and records of the Company and the Members. The
Company will not use any assets or funds owned by the Members and their other
Affiliates, and the Members and their Affiliates will not use any assets or funds owned by the Company, in each case except as expressly contemplated under the Agreement to Contribute, the Lease Agreement and the Collateral Agreements.

Section 9. Certificates.

     [NAME OF INDIVIDUAL] is designated as an "authorized person" within the meaning of the Act, and has executed, delivered and filed the Certificate of
Formation of the Company with the Secretary of State of the State of Delaware.
On the filing of the Certificate of Formation with the Secretary of State of the
State of Delaware, his powers as an "authorized person" ceased, and the initial
Officers as designated by the Board upon the execution of this Agreement became the designated "authorized persons" of the Company and will continue as the designated "authorized persons" within the meaning of the Act. The Members or an
Officer will execute, deliver and file any other certificates (and any amendments or restatements thereof) necessary for the Company to qualify to do business in any jurisdiction in which the Company may wish to conduct business, if required by applicable law.

     The existence of the Company as a separate legal entity must continue until cancellation of the Certificate of Formation as provided in the Act.

Section 10. Purposes.

     (a) The only purposes to be conducted or promoted by the Company are to engage in the following activities:

          (i)  to own, maintain, and hold interests (directly or indirectly) in the Leased Property;

          (ii) to enter into, enforce its rights under, comply with and consummate the transactions contemplated by the Agreement to
               Contribute, the Lease Agreement and each of the Collateral
               Agreements and to take actions contemplated thereby; and

          (iii) to engage in any other lawful act or activity and exercise any powers permitted to limited liability companies organized under the laws of the State of Delaware that are incidental to and necessary, convenient or advisable for the accomplishment of the above mentioned purposes.

                                        3

     (b) The Company, by or through the Members, or any Director (other than an
Independent Director) or Officer on behalf of the Company, may enter into and perform the Agreement to Contribute, Lease Agreement and the Collateral
Agreements and all documents or agreements contemplated thereby, all without any further act, vote or approval of any other Person notwithstanding any other provision of this Agreement, the Act or applicable law, rule or regulation. The foregoing authorization is not deemed a restriction on the powers of any
Director or Officer to enter into other agreements on behalf of the Company, provided such other agreements are permitted by Sections 10(a) and 12(i).

Section 11. Powers.

     Subject to Section 12(i), the Company, and the Board of Directors and the
Officers of the Company on behalf of the Company, (a) have all powers necessary, convenient or incidental to accomplish its business, purposes and activities permitted by Section 10 and (b) subject to Section 10, have all of the powers and rights conferred on limited liability companies formed under the Act. Until the Lease Agreement is terminated or expires in accordance with its terms (the
"Lease Period"), except for the limited authority expressly set forth in
Sections 10(c) and 12(a), no Member will have the right or power to direct the activities of, or to bind, the Company.

Section 12. Management.

     (a) Board of Directors. A Board of Directors designated by the Members will manage the business and affairs of the Company in accordance with this
Agreement. The Board may in its discretion elect Officers to assist in managing the business and affairs of the Company. Subject to Section 13, the Members may
determine at any time in their sole discretion the number of Directors to constitute the Board. The authorized number of Directors may be increased or decreased by the Members at any time in their sole discretion, on notice to all
Directors, and subject in all cases to Section 13. The initial number of
Directors is five, two of whom are, and at all times during the Lease Period will be, Independent Directors under Section 13. Each Director, by accepting his or her appointment, agrees that during the Lease Period, he or she, solely in his or her capacity as a creditor of the Company on account of any indemnification or other payment to the undersigned by the Company, will not acquiesce, petition or otherwise invoke or cause the Company to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Company under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or any substantial part of the property of the Company, or ordering the winding up or liquidation of the affairs of the Company. Each Director elected, designated or appointed by the Members must hold office until a successor is elected and qualified or until the Director's earlier death, resignation, expulsion or removal. Each Independent Director must execute and deliver the Independent
Director Management Agreement. Directors need not be Members. The initial
Directors designated by the Members are listed on Schedule D.

     (b) Powers. Subject to Section 10 and Section 12(i), the Board of Directors
has the power to do any and all acts necessary, convenient or incidental to or for the furtherance of the

                                        4

purposes described in this Agreement, including all powers, statutory or otherwise. Subject to Section 10 and Section 12(i), the Board of Directors has
the authority to bind the Company.

     (c) Meetings of the Board of Directors. The Board of Directors of the
Company may hold meetings, both regular and special, within or outside the State of Delaware. Regular meetings of the Board may be held without notice at the time and at the place as from time to time determined by the Board. Special meetings of the Board may be called by the President on at least one day's notice to each Director by telephone, facsimile, mail, telegram or any other means of communication, and special meetings may be called by the President or
Secretary in like manner and with like notice on the written request of any one or more of the Directors.

     (d) Quorum; Acts of the Board. Except as otherwise provided in this
Agreement (including without limitation Section 13), at all meetings of the
Board, a majority of the Directors constitute a quorum for the transaction of business and the act of a majority of the Directors present at any meeting at which there is a quorum is the act of the Board. If a quorum is not present at any meeting of the Board, the Directors present at the meeting may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee, as the case may be. Notwithstanding any other provision hereof, the Board may not delegate authority to any committee with respect to any action that would otherwise require the unanimous consent of the Board unless all Independent Directors are members of the committee and such action requires the unanimous written consent of such committee.

     (e) Electronic Communications. Members of the Board, or any committee designated by the Board, may participate in meetings of the Board, or any committee, by means of telephone conference or similar communications equipment that allows all Persons participating in the meeting to hear each other, and the participation in a meeting will constitute presence in Person at the meeting. If all the participants are participating by telephone conference or similar communications equipment, the meeting is deemed to be held at the principal place of business of the Company.

     (f) Compensation of Directors; Expenses. The Board has the authority to fix the compensation of Directors. The Directors may be paid their expenses, if any, of attendance at meetings of the Board, which may be a fixed sum for attendance at each meeting of the Board or a stated salary as Director. Those payments do not preclude any Director from serving the Company or any Affiliate of the
Company in any other capacity and receiving compensation for that service.

     (g) Removal of Directors. Unless otherwise restricted by law, any Director or the entire Board of Directors may be removed, with or without cause, at any time by the Members, and, subject to Section 13, any vacancy caused by any removal may be filled by action of the Members.

                                        5

     (h) Directors as Agents. Directors are agents of the Company for the purpose of the Company's business to the extent of their powers under this
Agreement. The actions of each of the Directors taken in accordance with the powers under this Agreement bind the Company. Notwithstanding the last sentence of Section 18-402 of the Act, except as provided in this Agreement or in a resolution of the Directors, a Director may not bind the Company.

     (i)  Limitations on the Company's Activities.

          (i)  This Section 12(i) is being adopted in order to comply with certain provisions required in order to qualify the Company as a
               "special purpose" entity.

          (ii) Except as otherwise required by law, the Members must not, during the Lease Period, amend, alter, change or repeal (A) the
               definition of "Independent Director," (B) Sections 5(c), 7, 8, 9,
               10, 11, 12, 13, 19(a), 23, 24, 25, 26, 27, 28, 29, 30, 32 or 34
               of this Agreement, or (C) Schedule A of this Agreement, in each case without the unanimous written consent of the Board
               (including all Independent Directors). Subject to this Section
               12(i), the Members reserve the right to amend, alter, change or repeal any other provision contained in this Agreement in
               accordance with Section 34.

          (iii) During the Lease Period, the Company may not take, and none of the Members, the Board, any Officer or any other Person is authorized or empowered to take or to permit the Company to take, without the prior unanimous written consent of the Members and the Board (including all Independent Directors), any Bankruptcy
               Action or other Material Action, notwithstanding any other provision of this Agreement and any provision of law that
               otherwise so empowers the Company, the Members, the Board, any
               Officer or any other Person. The Board may not vote on, or authorize the taking of, any Bankruptcy Action or other Material
               Action, unless there are at least two Independent Directors then serving in that capacity present at such vote or authorization.
               The Independent Directors will be required to consider the interests of the creditors of the Company (including the Lessee)
               when making decisions pertaining to the Company.

          (iv) The Company will, and the Board and the Members must cause the
               Company to, do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights
               (charter and statutory) and franchises, except the Company is not required to preserve any right or franchise (other than as necessary or required for the Company to remain qualified under applicable law in the States in which the Company's assets are located if the Board unanimously determines that the preservation of the right or franchise is no longer desirable for the conduct of its business and that the loss of the right or franchise is not disadvantageous in any material respect to the Company or its successors and assigns. The Company also must, and the Board must cause the Company to, observe

                                        6

               the following separateness covenants and not engage in any action or conduct inconsistent with the following:

               (A)  The Company will prepare and maintain books, financial records, bank accounts and depositary accounts that are
                    separate and distinct from the books, financial records,
                    bank accounts and depositary accounts of any other Person so that the separate assets and liabilities of the Company are separate and readily identifiable as separate and distinct from those of any other Person, and not permit any other
                    Person to have independent access to its bank or depository accounts;

               (B)  The Company will prepare and maintain books, financial records, bank accounts and depositary accounts in a manner so that it will not be difficult or costly to segregate,
                    ascertain and otherwise identify the assets and liabilities of the Company as separate and distinct from the assets and liabilities of any other Person;

               (C)  The Company will not at any time pool or commingle any of its assets, funds or liabilities with the assets, funds or liabilities of any other Person and will segregate its
                    assets, funds and liabilities from the assets, funds and
                    liabilities of any other Person and will not become involved in the day-to-day management of any other Person;

               (D)  The Company will do or cause to be done and do all things necessary or appropriate to observe limited liability
                    company procedures and formalities and other organizational formalities and to preserve its separate existence. The
                    Company shall cause the Board to meet or act by written
                    consent at least annually and keep minutes of such meetings and actions by written consent;

               (E)  The Company will pay its own liabilities, losses and
                    expenses only out of its own funds and will not agree or
                    hold itself out as having agreed to pay liabilities, losses or expenses of any other Person; provided, that the Members may (by way of capital contributions made in accordance with the terms hereof) fund or pay any liabilities or expenses of the Company if such liabilities or expenses result from a
                    breach of Lessee's obligations to the Company under the
                    Agreement to Contribute, Lease Agreement or any of the
                    Collateral Agreements;

               (F)  The Company will maintain separate annual financial
                    statements and internal accounting records prepared in
                    accordance with generally accepted accounting principles,
                    consistently applied, showing its assets and liabilities
                    separate and distinct from those of any other Person;

                                        7

               (G)  The Company will not become primarily or secondarily liable for the debts or obligations of any other Person, whether by guarantee, agreement to purchase assets, agreement to
                    maintain the solvency or otherwise (other than as a result of the transactions contemplated by Agreement to Contribute, the Lease Agreement and the Collateral Agreements) and the
                    Company will not advance funds for the payment of expenses or otherwise on behalf of any other Person (other than as
                    contemplated by the Agreement to Contribute, the Lease
                    Agreement and the Collateral Agreements);

               (H)  The Company will not hold out its credit as being available to satisfy the debts or obligations of any other Person
                    (other than as contemplated by the Agreement to Contribute, the Lease Agreement and the Collateral Agreements) whether by guarantee, agreement to purchase assets, agreement to
                    maintain the solvency or otherwise and the Company will not make its credit available to advance funds for the payment of expenses or otherwise to any other Person;

               (I)  The Company will operate and hold itself to the public as an entity separate and distinct from any other Person
                    (including its Affiliates);

               (J)  The Company will promptly upon becoming aware of any known misunderstanding regarding its separate identity take all
                    necessary action to correct any such known misunderstanding;

               (K)  The Company will not make any loans to any Person or buy or hold any indebtedness or securities issued by any other
                    Person (except for cash and investment-grade securities
                    issued by parties that are not Affiliates of the Company);

               (L)  The Company will conduct its own business solely in its own name;

               (M)  The Company will hold all of its assets (directly or
                    indirectly) in its own name;

               (N)  Except for capital contributions made to the Company as contemplated by this Agreement and the Agreement to
                    Contribute, the Company will maintain an arm's-length
                    relationship with its Affiliates and enter into transactions with Affiliates only on a fair and reasonable basis under
                    written documentation;

               (O)  The Company will not pledge, hypothecate or re-hypothecate or permit a lien or encumbrance on its assets or any rights related to the Leased Property for the benefit of any other
                    Person;

                                        8

               (P)  The Company will not identify itself as a division or department of any other Person, except for tax purposes;

               (Q)  The Company will use its best efforts to maintain adequate capital in light of its contemplated business operations
                    (provided, that "adequate capital" will not include any
                    obligation to maintain any funds in anticipation of or
                    arising from Lessee's breach of the Agreement to Contribute, the Lease Agreement or any of the Collateral Agreements);

               (R)  The Company will at all times conduct transactions between the Company and third parties solely in the name of the
                    Company and as an entity separate and independent from any other Person including its Affiliates;

               (S)  Any overhead for shared office space and any other general administrative expenses will be allocated fairly and
                    reasonably;

               (T)  The Company will use separate stationery, invoices and checks;

               (U)  The Company will cause its representatives, employees and agents to hold themselves out to third parties as being
                    representatives, employees or agents, as the case may be, of the Company and will not at any time act as an agent or
                    cause its representatives, employees and agents to hold
                    themselves out to third parties as being representatives,
                    employees or agents, as the case may be, of any other
                    Person;

               (V)  The Company will not acquire or assume the obligations or securities of any of its Affiliates (other than as
                    contemplated by the Agreement to Contribute, the Lease
                    Agreement and the Collateral Agreements);

               (W)  The Company will not pay from its own funds the obligations of any kind incurred by Sprint or any other Affiliates
                    (other than as contemplated by the Lease Agreement and the
                    Collateral Agreements); and

               (X)  The Company shall make decisions with respect to its
                    business and daily operations independently through its duly appointed Officers and Directors as contemplated by this
                    Agreement.

               Failure of the Company, or the Members or the Board on behalf of the Company to comply with any of the foregoing covenants or any other covenants contained in this Agreement shall not affect the status of the Company as a separate legal entity or the limited liability of the Members or the Directors.

                                        9

          (v)  During the Lease Period, the Company may not, and the Board must not cause or permit the Company to, (A) engage, directly or indirectly, in any business or activity other than as set forth in Section 10, (B) form, acquire or hold any subsidiary (whether corporate, partnership, limited liability company or other) that is not a special purpose entity whose activities are limited to those in Section 10 and whose organizational documents contain the same bankruptcy-remoteness provisions as this Agreement
               (adjusted as appropriate to reflect the type of entity), or (C)
               incur, create or assume any indebtedness except for unsecured trade payables in the ordinary course of the Company's business incurred in order to comply with any covenants of the Company under the Agreement to Contribute, the Lease Agreement or the
               Collateral Agreements. It is acknowledged and understood that any asset retirement obligations of the Company will be recorded under the guidance of SFAS 143 ("Accounting for Asset Retirement
               Obligations").

          (vi) During the Lease Period, the Company may not, and the Board must not cause or permit the Company to, engage in any dissolution, liquidation, consolidation, merger or sale of assets (including by dividend) or cancel its Certificate of Formation without the approval of Lessee or its respective successors and assigns and except for (A) distribution or dividend of the Rent and Pre-Lease
               Rent payable by Lessee to the Company at the Initial Closing and
               (B) any other distribution or dividend of monies or other
               payments received under the Agreement to Contribute, the Lease
               Agreement or any other Collateral Agreements.

          (vii) The Company will be qualified under applicable law in the States in which its assets are located, if required by applicable law.

          (viii) Neither the Members nor any of their Affiliates (A) will hold itself out or will permit itself to be held out, as having agreed to pay or as being liable for the debts of the Company, (B) will guarantee any obligations or debts of the Company, (C) will indemnify any person or entity for losses resulting therefrom or
               (D) will identify the Company as a division or department of any
               Member or Affiliate thereof, except (x) that under the terms of the Ground Leases and the Collocation Agreements the Members may
               have residual liabilities in their capacities as predecessor tenants or counterparties thereunder and (y) for tax purposes.

Section 13. Independent Directors.

     During the Lease Period, the Company must, and the Members must cause the
Company to, at all times have at least two Independent Directors who will be appointed by the Members and will be reasonably satisfactory to Lessee. To the fullest extent permitted by law, including Section 18-1101(c) of the Act, the
Independent Directors must consider only the interests of the Company and its respective creditors, in acting or otherwise voting on the matters referred to in Section 12(i)(iii). No resignation or removal of an Independent Director, and no appointment of a successor Independent Director, is effective until the successor (a) has accepted his or her

                                       10

appointment as an Independent Director by a written instrument, which may be a counterpart signature page to the Independent Director Management Agreement, (b)
has executed a counterpart to this Agreement as required by Section 5(c), and
(c) is approved by Lessee or its respective successors and assigns (which approval may not be unreasonably withheld). If a vacancy in the position of
Independent Director occurs, the Members must, as soon as practicable, appoint a successor Independent Director. Notwithstanding any other provision in this
Agreement, no action requiring the unanimous consent of the Board may be taken unless there are at least two Independent Directors serving on the Board and present at the time of the vote. All right, power and authority of the
Independent Directors is limited to that necessary to exercise the rights and perform the duties specified in this Agreement. Except as provided in the second sentence of this Section 13, in exercising its rights and performing its duties under this Agreement, each Independent Director has a fiduciary duty of loyalty and care similar to that of a director of a business corporation organized under the General Corporation Law of the State of Delaware. No Independent Director
will at any time serve as trustee in bankruptcy for any Affiliate of the
Company.

Section 14. Officers.

     (a) Officers. The initial Officers or successor Officers of the Company may be designated by the Board of Directors. In such event, in its discretion, the
Officers of the Company will consist of at least a President, a Secretary and a
Treasurer. The Board of Directors may also choose one or more Vice Presidents,
Assistant Secretaries and Assistant Treasurers. Any number of offices may be held by the same person. The Board may appoint other Officers and agents as it deems necessary or advisable who must hold their offices for the terms and exercise their powers and perform their duties as determined from time to time by the Board. The salaries of all Officers and agents of the Company will be fixed by or in the manner prescribed by the unanimous consent of the Board. The
Officers of the Company hold office until their successors are chosen and qualified. Any Officer may be removed at any time, with or without cause, by the affirmative vote of a majority of the Board. Any vacancy occurring in any office of the Company may be filled by the Board.

     (b) President. The President is the chief executive officer of the Company, presides at all meetings of the Board, is responsible for the general and active management of the business of the Company and sees that all orders and resolutions of the Board are carried into effect. The President or any other
Officer authorized by the President or the Board must execute all bonds, mortgages and other contracts, except: (i) where required or permitted by law or this Agreement to be otherwise signed and executed, including Section 10(b);
(ii) where signing and execution thereof is expressly delegated by the Board to some other Officer or agent of the Company, and (iii) as otherwise permitted in
Section 14(c).

     (c) Vice President. In the absence of the President or if the President is unable to act, the Vice President, if any (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the
Directors, or in the absence of any designation, then in the order of their election), must perform the duties of the President, and when so acting, has all the powers of and is subject to all the restrictions on the President. The Vice
Presidents, if any, must perform the other duties and have the other powers as the Board may from time to time prescribe.

                                       11

     (d) Secretary and Assistant Secretary. The Secretary is responsible for filing legal documents and maintaining records for the Company. The Secretary must attend all meetings of the Board and record all the proceedings of the meetings of the Company and of the Board in a book to be kept for that purpose and must perform like duties for the standing committees when required. The
Secretary must give, or must cause to be given, notice of all meetings of the
Members, if any, and special meetings of the Board, and must perform the other duties as may be prescribed by the Board or the President, under whose supervision the Secretary will serve. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board
(or if there be no determination, then in order of their election), must, in the absence of the Secretary or if the Secretary is unable to act, perform the duties and exercise the powers of the Secretary and must perform the other duties and have the other powers as the Board may from time to time prescribe.

     (e) Treasurer and Assistant Treasurer. The Treasurer has the custody of the
Company funds and securities and must keep full and accurate accounts of receipts and disbursements in books belonging to the Company and must deposit all moneys and other valuable effects in the name and to the credit of the
Company in the depositories as may be designated by the Board, the Treasurer or the Assistant Treasurer. The Treasurer must disburse the funds of the Company as may be ordered by the Board, taking proper vouchers for the disbursements, and must render to the President and to the Board, at its regular meetings or when the Board so requires, an account of all of the Treasurer's transactions and of the financial condition of the Company. The Assistant Treasurer, or if there is more than one, the Assistant Treasurers in the order determined by the Board and persons designated by the Treasurer or any Assistant Treasurer, must, in the absence of the Treasurer or if the Treasurer is unable to act, perform the duties and exercise the powers of the Treasurer and will perform the other duties and have the other powers as the Board may from time to time prescribe.

     (f) Officers as Agents. The Officers, to the extent of their powers under this Agreement or otherwise vested in them by action of the Board not inconsistent with this Agreement, are agents of the Company for the purpose of the Company's business and, subject to Sections 10 and 12(i), the actions of the
Officers taken in accordance with the powers will bind the Company.

     (g) Duties of Board and Officers. Except to the extent otherwise provided in this Agreement, each Director and Officer has a fiduciary duty of loyalty and care similar to that of directors and officers of business corporations organized under the General Corporation Law of the State of Delaware.

Section 15. Limited Liability.

     Except as otherwise expressly provided by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, are the debts, obligations and liabilities solely of the Company, and neither the Members nor the Special Member nor any Director is obligated personally for any debt, obligation or liability of the Company solely by reason of being a
Member, Special Member or Director of the Company. It is acknowledged and understood that the Members may retain residual liabilities under Ground Leases and/or Collocation Agreements as the parties in predecessor interest.

                                       12

Section 16. Capital Contributions.

     The Members have irrevocably contributed to the Company (not as security for a financing) the property and assets (subject to liabilities of any Ground
Leases and Collocation Agreements) listed on Schedule B. In accordance with
Section 5(c), the Special Members are not required to make any capital contributions to the Company.

Section 17. Additional Contributions.

     The Members are not required to make any additional capital contributions to the Company. However, the Members may make additional capital contributions to the Company at any time on the written consent of the Members. To the extent that the Members make additional capital contributions to the Company, the
Members must revise Schedule B of this Agreement. The provisions of this
Agreement, including this Section 17, are intended to benefit the Members and the Special Members, and to the fullest extent permitted by law, shall not be construed as conferring any benefit on any creditor of the Company (and no creditor of the Company is a third-party beneficiary of this Agreement) and the
Members and the Special Members do not have any duty or obligation to any creditor of the Company to make any contribution to the Company or to issue any call for capital under this Agreement.

Section 18. Allocation of Profits and Losses.

            [TO BE PROVIDED BY CONTRIBUTORS PRIOR TO CLOSING]

Section 19. Distributions. (a) Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not be required to make a distribution to the Members on account of their interests in the Company if such distribution would violate any applicable law.

     (b) [Contributors to provide allocation of distributions among Contributors prior to Closing].

Section 20. Books and Records.

     The Board must keep or cause to be kept complete and accurate books of account and records with respect to the Company's business. The Members and their duly authorized representatives have the right to examine the Company books, records and documents during normal business hours. The Company, and the
Board on behalf of the Company, do not have the right to keep confidential from the Members any information that the Board would otherwise be permitted to keep confidential from the Members under Section 18-305(c) of the Act. The Company's books of account will be kept in accordance with generally accepted accounting principles. The Company's independent auditor, if any, will be an independent public accounting firm selected by the Board.

Section 21. Reports.

     (a) The Board must use diligent efforts to cause to be prepared and delivered to each Member, within 90 days after the end of each fiscal year, an unaudited report setting forth as of the end of the fiscal year:

                                       13

          (i)  a balance sheet of the Company;

          (ii) an income statement of the Company for the fiscal year; and

          (iii) a statement of the Member's capital account.

     (b) The Board must, after the end of each fiscal year, use reasonable efforts to cause the Company to prepare and transmit to the Members as promptly as possible any tax information as may be reasonably necessary to enable the
Members to prepare its federal, state and local income tax returns relating to the fiscal year.

Section 22. Other Business.

     The Members, the Special Member and any Affiliate of the Members or the
Special Member may engage in or possess an interest in other business ventures
(unconnected with the Company) of every kind and description, independently or with others. The Company must not have any rights in or to the independent ventures or the income or profits from the ventures by virtue of this Agreement.

Section 23. Exculpation and Indemnification.

     (a) To the fullest extent permitted by applicable law, neither the Members nor any Special Member nor any Officer, Director, employee or agent of the
Company nor any employee, representative, agent or Affiliate of the Members or
Special Member (collectively, the "Covered Persons") will be liable to the
Company or any other Person who has an ownership interest in the Company for any loss, damage or claim incurred by reason of any act or omission performed or omitted by the Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on the Covered Person by this Agreement, except that a Covered Person will be liable for any loss, damage or claim incurred by reason of the Covered Person's gross negligence or willful misconduct.

     (b) To the fullest extent permitted by applicable law, a Covered Person is entitled to indemnification from the Company for any loss, damage or claim incurred by the Covered Person by reason of any act or omission performed or omitted by the Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on the Covered Person by this Agreement, except that no Covered Person is entitled to be indemnified in respect of any loss, damage or claim incurred by the
Covered Person by reason of the Covered Person's gross negligence or willful misconduct with respect to the acts or omissions; except any indemnity under this Section 23 by the Company will be provided out of and to the extent of
Company assets only, and the Members and the Special Members will not have personal liability to the Covered Person.

     (c) To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by a Covered Person defending any claim, demand, action, suit or proceeding must, from time to time, be advanced by the Company prior to the final disposition of the claim, demand, action, suit or proceeding on receipt by the Company of an undertaking by or on behalf of the Covered Person to repay the amount if it is determined that the Covered Person is not entitled to be indemnified as authorized in this Section 23.

                                       14

     (d) A Covered Person will be fully protected in relying in good faith on the records of the Company and on the information, opinions, reports or statements presented to the Company by any Person as to matters the Covered
Person reasonably believes are within the other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the
Company, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, or any other facts pertinent to the existence and amount of assets from which distributions to the Members might properly be paid.

     (e) To the extent that, at law or in equity, a Covered Person has duties
(including fiduciary duties) and liabilities relating thereto to the Company or to any other Covered Person, a Covered Person acting under this Agreement will not be liable to the Company or to any other Covered Person for its good faith reliance on the provisions of this Agreement or any approval or authorization granted by the Board. The provisions of this Agreement, to the extent that they restrict or expand the duties and liabilities of a Covered Person otherwise existing at law or in equity, are determined by the Members and the Special
Members to replace the other duties and liabilities of the Covered Person.

     (f) The foregoing provisions of this Section 23 survive any termination of this Agreement.

Section 24. Assignments.

     Subject to Section 24, a Member may not assign its limited liability company interest in the Company without the prior written consent of Sprint
Corporation (or its respective successors and assigns), except that a Member may assign such limited liability company interest to (a) a direct or indirect wholly owned subsidiary of Sprint, (b) any entity in connection with the sale, transfer or assignment of any material assets of Sprint, including by way of merger, or (c) any lender or any other party as collateral in connection with any financing. If a Member transfers all or any portion of its limited liability company interest in the Company under this Section 24, the transferee will be admitted to the Company as a member of the Company on (i) its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement, which instrument may be a counterpart signature page to this
Agreement and (ii) its execution of an instrument signifying its agreement to be bound by the terms and conditions of the Separateness Agreement reasonably satisfactory to the Lessee. The admission will be deemed effective immediately before the transfer and, immediately following the admission, the transferor
Member must cease to be a member of the Company if the transferor Member transferred its limited liability company interest in whole. Notwithstanding anything in this Agreement to the contrary, any successor to a Member by merger or consolidation will, without further act, be a Member under this Agreement, and the merger or consolidation will not constitute an assignment for purposes of this Agreement and the Company will continue without dissolution.

Section 25. Resignation.

     A Member may not resign from the Company until an additional member of the
Company is admitted to the Company in accordance with Section 26. The additional member of the Company will be admitted to the Company upon (i) its execution of an instrument signifying

                                       15

its agreement to be bound by the terms and conditions of this Agreement, which instrument may be a counterpart signature page to this Agreement and (ii) its execution of an instrument signifying its agreement to be bound by the terms and conditions of the Separateness Agreement reasonably satisfactory to the Lessee.
The admission will be deemed effective immediately prior to the resignation and, immediately following the admission, the resigning Member will cease to be a member of the Company.

Section 26. Admission of Additional Members.

     One or more additional members of the Company may be admitted to the
Company with the written consent of the Members, provided that such additional member must be (a) a direct or indirect wholly owned subsidiary of Sprint or (b)
an entity that acquires or is the transferee of all or substantially all of the assets of Sprint. Any such additional Member must (i) execute an instrument signifying its agreement to be bound by the terms and conditions of this
Agreement, which instrument may be a counterpart signature page to this
Agreement, and (ii) execute an instrument signifying its agreement to be bound by the terms and conditions of the Separateness Agreement reasonably satisfactory to Lessee.

Section 27. Dissolution.

     (a) Subject to Section 12(i), the Company will be dissolved, and its affairs will be wound up on the first to occur of the following: (i) the termination of the legal existence of the last remaining member of the Company or the occurrence of any other event that terminates the continued membership of the last remaining member of the Company in the Company unless the business of the Company is continued in a manner permitted or required by this Agreement or the Act or (ii) the entry of a decree of judicial dissolution under Section
18-802 of the Act. On the occurrence of any event that causes the last remaining member of the Company to cease to be a member of the Company, to the fullest extent permitted by law, the personal representative of the member, or any person authorized to act on behalf of such member, is authorized to, and will, within 90 days after the occurrence of the event that terminated the continued
membership of the member in the Company, agree in writing (i) to continue the
Company and (ii) to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute member of the Company, effective as of the occurrence of the event that terminated the continued
membership of the last remaining member of the Company in the Company.

     (b) Notwithstanding any other provision of this Agreement, the Bankruptcy of a Member or of a Special Member will not cause the Member or the Special
Member to cease to be a member of the Company and on the occurrence of that event, the business of the Company will continue without dissolution.

     (c) Notwithstanding any other provision of this Agreement, each Member and
Special Member waives any right it might have to agree in writing to dissolve the Company on the Bankruptcy of a Member or a Special Member, or the occurrence of an event that causes a Member or a Special Member to cease to be a member of the Company.

     (d) On dissolution, the Company will conduct only the activities that are necessary to wind up its affairs (including the sale of the assets of the
Company in an orderly manner), and

                                       16

the assets of the Company will be applied in the manner, and in the order of priority, under Section 18-804 of the Act.

     (e) The Company shall terminate following dissolution of the Company at such time as (i) all of the assets of the Company, after payment of or due provision for all debts, liabilities and obligations of the Company have been distributed to the Members in the manner provided for in this Agreement and (ii)
the Certificate of Formation has been canceled in the manner required by the
Act.

     (f) Subject to Section 27(d) and the Act, upon the termination of the Lease
Period and the liquidation of the Company, the Company's distributable assets will be distributed to the Contributors as determined by the Members in their discretion.

Section 28. Waiver of Partition; Nature of Interest.

     Except as otherwise expressly provided in this Agreement, to the fullest extent permitted by law, each Member and the Special Members irrevocably waives any right or power that the Person might have to cause the Company or any of its assets to be partitioned, to cause the appointment of a receiver for all or any portion of the assets of the Company, to compel any sale of all or any portion of the assets of the Company under any applicable law or to file a complaint or to institute any proceeding at law or in equity to cause the dissolution, liquidation, winding up or termination of the Company. The Members do not have any interest in any specific assets of the Company, and the Members do not have the status of a creditor with respect to any distribution under Section 19. The interest of the Members in the Company is personal property.

Section 29. Benefits of Agreement; No Third-Party Rights.

     Subject to Section 32, none of the provisions of this Agreement are for the benefit of or enforceable by any creditor of the Company or by any creditor of the Members or a Special Member. Nothing in this Agreement is deemed to create any right in any Person (other than Covered Persons) not a party hereto, and this Agreement must not be construed in any respect to be a contract in whole or in part for the benefit of any third Person (except as provided in Section 32).

Section 30. Severability of Provisions.

     Each provision of this Agreement is considered severable and if for any reason any provision or provisions in this Agreement are determined to be invalid, unenforceable or illegal under any existing or future law, the invalidity, unenforceability or illegality will not impair the operation of or affect those portions of this Agreement that are valid, enforceable and legal.

Section 31. Entire Agreement.

     This Agreement, dated as of the date hereof, constitutes the entire agreement of the parties with respect to the subject matter of this Agreement.

                                       17

Section 32. Binding Agreement.

     Notwithstanding any other provision of this Agreement, the Members agree that this Agreement constitutes a legal, valid and binding agreement of the
Members, and is enforceable against the Members by the Independent Directors in accordance with its terms. In addition, the Independent Directors and the Lessee and their respective successors and assigns are intended beneficiaries of this
Agreement.

Section 33. Governing Law.

     This Agreement is governed by and construed under the laws of the State of
Delaware (without regard to conflict of laws principles), all rights and remedies being governed by said laws.

Section 34. Amendments.

     Subject to Section 12(i), this Agreement may be modified, altered, supplemented or amended under a written agreement executed and delivered by the
Members. Notwithstanding anything to the contrary in this Agreement, so long as the Lease Agreement is in effect, (i) this Agreement may not be modified, altered, supplemented or amended except with the unanimous written consent of the Board and (ii) in addition to the unanimous written consent of the Board, any amendment, alteration, change or repeal of this Agreement that requires the unanimous consent of the Board pursuant to Section 12(i)(ii) may not be effected without the written consent of the Lessee.

Section 35. Counterparts.

     This Agreement may be executed in any number of counterparts, each of which is deemed an original of this Agreement and all of which together must constitute one and the same instrument.

Section 36. Notices.

     Any notices required to be delivered under this Agreement must be in writing and personally delivered, mailed or sent by telecopy, electronic mail or other similar form of rapid transmission, and are deemed to be duly given upon receipt (a) in the case of the Company, to the Company at the address as listed on Schedule E, Attention: President (b) in the case of the Members, to the
Members' addresses as listed on Schedule B and (c) in the case of either of the foregoing, at the other address as may be designated by written notice to the other party.

Section 37. Effectiveness.

     This Agreement is effective as of [________, 2005].

                                       18

     IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have duly executed this Limited Liability Company Agreement as of the date first written above.

                                        MEMBERS:

                                        [TO BE PROVIDED]

                                        INDEPENDENT DIRECTORS:

                     [Limited Liability Company Agreement]

                                   SCHEDULE A
                                   DEFINITIONS

     A. Definitions.

     When used in this Agreement, the following terms not otherwise defined in this Agreement have the following meanings:

     "Act" has the meaning set forth in the preamble to this Agreement.

     "Affiliate" means, with respect to any Person, any other Person directly or indirectly Controlling or Controlled by or under direct or indirect common
Control with the Person.

     "Agreement to Contribute" means the Agreement to Contribute, Lease and
Sublease, dated as of February __, 2005, among Sprint, the Sprint Contributors named therein and Global Signal Inc.

     "Bankruptcy" means, with respect to any Person, if the Person (i) makes an assignment for the benefit of creditors, (ii) files a voluntary petition in bankruptcy, (iii) is adjudged a bankrupt or insolvent, or has entered against it an order for relief, in any bankruptcy or insolvency proceedings, (iv) files a petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation or similar relief under any statute, law or regulation, (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any proceeding of this nature, (vi) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the Person or of all or any substantial part of its properties, or (vii) if 120 days after the commencement of any proceeding against the Person seeking reorganization, arrangement, composition, readjustment, liquidation or similar relief under any statute, law or regulation, if the proceeding has not been dismissed, or if within 90 days after the appointment without the Person's consent or acquiescence of a trustee, receiver or liquidator of the Person or of all or any substantial part of its properties, the appointment is not vacated or stayed, or within 90 days after the expiration of the stay, the appointment is not vacated. The foregoing definition of "Bankruptcy" replaces and supersedes the definition of
"Bankruptcy" under Sections 18-101(1) and 18-304 of the Act.

     "Bankruptcy Action" means:

          (a) commencing any case, proceeding or other action on behalf of the
     Company under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization, relief from debts or the protection of debtors generally;

          (b) instituting proceedings to have the Company adjudicated as bankrupt or insolvent;

          (c) consenting to or in any way colluding with the institution of bankruptcy or insolvency proceedings against the Company;

          (d) filing a petition or consenting to a petition seeking
     reorganization, arrangement, adjustment, winding-up, dissolution, composition, liquidation or other relief on behalf of the Company or its debts under any federal or state law relating to bankruptcy or insolvency;

          (e) seeking or consenting to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or similar official for the Company or a substantial portion of its properties;

          (f) making any assignment for the benefit of the Company's creditors;

          (g) admitting in writing the Company's inability to pay its debts generally as they become due or;

          (h) taking any action in furtherance of any of the foregoing.

     "Board" or "Board of Directors" means the Board of Directors of the
Company.

     "Certificate of Formation" means the Certificate of Formation of the
Company filed with the Secretary of State of the State of Delaware on [________,
2005], as amended or amended and restated from time to time.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time (or any corresponding provisions of succeeding law).

     "Collateral Agreements" has the meaning set forth in the Lease Agreement.

     "Collocation Agreements" has the meaning set forth in the Lease Agreement.

     "Company" means [SPV LLC] , a Delaware limited liability company.

     "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities or general partnership or managing member interests, by contract or otherwise. "Controlling" and "Controlled" have correlative meanings. Without limiting the generality of the foregoing, a Person is deemed to Control any other Person in which it owns, directly or indirectly, a majority of the ownership interests.

     "Covered Persons" has the meaning under Section 23(a).

     "Directors" mean the Persons elected to the Board of Directors from time to time by the Members, including the Independent Directors. A Director is designated as a "manager" of the Company within the meaning of Section
18-101(10) of the Act.

     "Ground Lease" has the meaning set forth in the Lease Agreement.

     "Independent Director" means a director of the Company who is a natural person and is not at the time of initial appointment, has not been at any time during the three years preceding

                                     SCH-A-2

the appointment and will not be during the continuation of his or her service as an Independent Director: (a) an equityholder of Sprint's outstanding voting securities (other than a de minimis number of shares held through a mutual fund), director (other than in his or her capacity as an Independent Director of the Company), officer, employee, member, manager, attorney or partner of the
Company or any Affiliate of the Company; (b) a customer of, supplier to, or other Person who derives more than 1% of its purchases or revenues from its activities with the Company or any Affiliate of the Company; (c) a Person
Controlling or under common Control with any such equityholder, director, officer, employee, attorney, partner, member, manager, customer, supplier or other Person; or (d) a member of the immediate family of any such equityholder, director, officer, employee, member, manager, partner, attorney, customer, supplier or other Person.

     "Independent Director Management Agreement" means the agreement of the
Independent Director in the form of Schedule C. The Independent Director
Management Agreement is deemed incorporated into, and a part of, this Agreement.

     "Initial Closing" has the meaning set forth in the Lease Agreement.

     "Lease Agreement" means the Lease and Sublease, dated as of the date hereof, by and between the Sprint Contributors named therein, the Company,
Global Signal Inc. and [LESSEE], as Lessee, as the same may be amended from time to time.

     "Leased Property" has the meaning set forth in the Lease Agreement.

     "Lessee" has the meaning set forth in the Lease Agreement.

     "Material Action" means (i) any Bankruptcy Action, (ii) any action to consolidate or merge the Company with or into any Person, or to sell, convey, transfer, assign, sublease, encumber or otherwise hypothecate or dispose of its interest in and to any Leased Property (except pursuant to the Agreement to
Contribute, the Lease Agreement and the Collateral Agreements) or (iii) any
action to dissolve or liquidate the Company.

     "Member" means the parties set forth on the signature pages hereto, as the initial members of the Company, and includes any Person admitted as an additional member of the Company or a substitute member of the Company in accordance with the provisions of this Agreement, each in its capacity as a member of the Company.

     "Officer" means an officer of the Company described in Section 14.

     "Officer's Certificate" means a certificate signed by any Officer of the
Company who is authorized to act for the Company in matters relating to the
Company.

     "Percentage Interest" means, with respect to each Member, the interest of the Member in the Company, expressed as a percentage.

     "Person" means any individual, corporation, partnership, joint venture, limited liability company, limited liability partnership, association, joint stock company, trust, unincorporated organization, or other organization, whether or not a legal entity, and any governmental authority.

                                     SCH-A-3

     "Pre-Lease Rent" has the meaning set forth in the Lease Agreement.

     "Rent" has the meaning set forth in the Lease Agreement.

     "Separateness Agreement" means the letter agreement between Sprint
Corporation, certain Sprint subsidiaries and Global Signal, Inc., dated as of the date hereof.

     "Special Member" means, on the person's admission to the Company as a member of the Company under Section 5(c), a person acting as Independent
Director, in the person's capacity as a member of the Company. A Special Member only has the rights and duties expressly described in this Agreement.

     B. Rules of Construction.

     Definitions in this Agreement apply equally to both the singular and plural forms of the defined terms. The words "include" and "including" are deemed to be followed by the phrase "without limitation." The terms "herein," "hereof" and
"hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section, paragraph or subdivision.

                                     SCH-A-4

                                   SCHEDULE B
                                     MEMBERS

--------------------------------------------------------------------------------
                                                                      Membership
      Name                          Mailing Address                    Interest
--------------------------------------------------------------------------------
[TO BE PROVIDED]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       PROPERTY CONTRIBUTED BY THE MEMBERS

                               [TO BE DETERMINED]

                                   SCHEDULE C

                    INDEPENDENT DIRECTOR MANAGEMENT AGREEMENT

                                          , 2005
                                ----------

[SPV LLC]
6200 Sprint Parkway
Overland Park, KS 66251

            Re: Independent Director Management Agreement - [SPV LLC]

Ladies and Gentlemen:

     For good and valuable consideration, the undersigned Person, who has been designated as an Independent Director of [SPV LLC], a Delaware limited liability company (the "Company"), in accordance with the Limited Liability Company
Agreement of the Company, dated as of [______, 2005], as it may be amended or restated from time to time (the "LLC Agreement"), agrees as follows:

     1. The undersigned accepts the Person's rights and authority as an
Independent Director under the LLC Agreement and agrees to perform and discharge the Person's duties and obligations as an Independent Director under the LLC
Agreement, and further agrees that the rights, authorities, duties and obligations under the LLC Agreement will continue until the Person's successor as an Independent Director is designated or until the Person's resignation or removal as an Independent Director in accordance with the LLC Agreement. The undersigned agrees and acknowledges that he has been designated as a "manager"
of the Company within the meaning of the Delaware Limited Liability Company Act.

     2. So long as the Lease Agreement is in effect, the undersigned agrees, solely in its capacity as a creditor of the Company on account of any indemnification or other payment owing to the undersigned by the Company, not to acquiesce, petition or otherwise invoke or cause the Company to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Company under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or any substantial part of the property of the Company, or ordering the winding up or liquidation of the affairs of the Company.

     3. THIS INDEPENDENT DIRECTOR MANAGEMENT AGREEMENT IS GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AND ALL RIGHTS
AND REMEDIES ARE GOVERNED BY THE LAWS WITHOUT REGARD TO PRINCIPLES OF CONFLICT
OF LAWS.

Initially capitalized terms used and not otherwise defined in this Agreement have the meanings under the LLC Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this Independent Director
Management Agreement as of the day and year first above written.

                                        ----------------------------------------

                                        ----------------------------------------

                                                                        , as
                                        --------------------------------
                                        Independent Director

                                   SCHEDULE D

                                    DIRECTORS

                               [TO BE DETERMINED]

                                   SCHEDULE E

                         NOTICE ADDRESS FOR THE COMPANY

c/o Sprint Corporation
Mailstop: KSOPHF0302 - 3B551
6200 Sprint Parkway
Overland Park, KS 66351
Attn. Vice President and Treasurer

With a copy to:

Sprint Corporation
Mailstop: KSOPHF0302-3B679
6200 Sprint Parkway
Overland Park, KS 66251
Attn. Vice President & Corporate Secretary

                                   EXHIBIT C-1

                         FORM OF SEPARATENESS AGREEMENT

                         [SPRINT CORPORATION LETTERHEAD]

        , 2005
--------

Global Signal Inc.
301 North Cattlemen Road, Suite 300
Sarasota, Florida 34232

[Name and Address of Lessee]

     RE: [NAMES OF SPV LLCS] SPECIAL PURPOSE VEHICLE

Ladies and Gentlemen:

     Sprint Corporation, a Kansas corporation ("SPRINT"), the Subsidiaries of
Sprint listed on the signature pages hereto (collectively, "CONTRIBUTORS"), and
Global Signal Inc., a Delaware corporation ("GLOBAL SIGNAL"), entered into an
Agreement to Contribute, Lease and Sublease, dated February __, 2005 (the
"AGREEMENT TO CONTRIBUTE"), providing for, among other things, the lease by
[Name of Lessee] (the "LESSEE") from [NAMES OF SPVS], each a Delaware limited liability company (collectively, the "COMPANIES") of the Leased Property of the
Sites (such terms defined in the Agreement to Contribute).

     Contributors are the members of the Companies as set forth on Annex A to this letter. Concurrently with the execution of this letter, the Companies and
Contributors are entering into Limited Liability Company Agreements with respect to the Companies each dated as of the date hereof (collectively, the "LLC
AGREEMENTS"). Sprint and Contributors are delivering this letter to Global
Signal and Lessee in order to set forth certain additional understandings between Sprint, Contributors, Global Signal and Lessee with respect to the
Companies and the LLC Agreements. Capitalized terms set forth in this letter but not defined in this letter have the meanings ascribed to the terms in the LLC
Agreements or, if not defined therein, in the Agreement to Contribute.

1.   During the Lease Period, Sprint and Contributors will not appoint
     Independent Directors under Section 13 of any LLC Agreement without the prior written consent of Lessee which consent will not be unreasonably withheld. Lessee acknowledges its consent to the appointment of the
     Independent Directors for each Company as set forth on Annex B

Global Signal Inc.
[Name of Lesee]
        , 2005
--------

     attached to this letter. Each of the Persons identified on Schedule D to the respective LLC Agreements has accepted his or her appointment as a
     Director.

2.   During the Lease Period, (a) Sprint and the Contributors will comply with, and will cause each Company to comply with, the terms, conditions and agreements set forth in each LLC Agreement, and will not take (or cause any
     Company or any other Affiliate of Sprint or any Contributor to take) any action that is inconsistent with those provisions and (b) the Contributors will not, without the prior written consent of the Lessee, amend, alter, change or repeal any provision of any LLC Agreement if such amendment, alteration, change or repeal requires the unanimous consent of the Board of such Company pursuant to Section 12(i)(ii) of such LLC Agreement.

3.   During the Lease Period, neither Sprint nor Contributors will cause or permit (a) the Companies to engage in any dissolution, liquidation, consolidation, merger, sale, conveyance, transfer, assignment, sublease, encumbrance, hypothecation or disposition of assets (including by dividend)
     or cancellation of its Certificate of Formation, except with the prior written consent of Lessee or its respective successors and assigns and except for (i) distribution or dividend of the Rent and Pre-Lease Rent payable by Lessee to a Company at the Initial Closing and (ii) any other distribution or dividend made in accordance with the applicable LLC
     Agreement of monies or other payment received under the Agreement to
     Contribute, the Lease Agreement or any other Collateral Agreements, or (b)
     the termination of the legal existence of the last remaining member of any
     Company or the occurrence of any other event that would terminate the continued membership of the last remaining member of a Company unless the business of such Company is continued in a manner permitted or required by
     Section 27 of the LLC Agreements or the Act.

4.   Sprint and Contributors represent and warrant to Lessee and Global Signal as follows as of the date hereof and as of each date (each a "TRANSFER
     DATE") on which any assets (other than cash) ("CONTRIBUTED ASSETS") are contributed or otherwise transferred to any Company (each such contribution or other transfer, a "TRANSFER") pursuant to the Agreement to Contribute, the LLC Agreement and the other Collateral Agreements (collectively, the
     "TRANSACTION DOCUMENTS"):

     a.   As of each Transfer Date, Contributors are contributing and assigning to the respective Companies irrevocably all of their rights, title and interests (directly or indirectly) in the Contributed Assets which are the subject of such Transfer (subject to liabilities of any Ground
          Leases and Collocation Agreements);

     b.   the transfer of the Contributed Assets by Contributors to the
          Companies is, and was at the time of the transfer, legal under applicable law;

     c.   the transfer of the Contributed Assets by Contributors to the
          Companies was not made with the intent to hinder, delay or defraud creditors; after giving effect to each Transfer (i) the value of the assets of the applicable Contributor, either taken at their present fair salable value or at fair valuation, will equal or exceed the

Global Signal Inc.
[Name of Lesee]
        , 2005
--------

          amount of the debts and obligations, including contingent and unliquidated debts and obligations, of such Contributor and (ii) such
          Contributor will not be left with unreasonably small assets or capital with which to engage in and conduct its business. None of the
          Contributors intends to, or believes that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature;

     d.   the Companies did not have any liabilities at the time that the
          Contributed Assets were transferred by Contributors to the Companies, and currently do not have any liabilities except as related to the
          Contributed Assets and as contemplated by the Agreement to Contribute, the Lease Agreement and the Collateral Agreements;

     e.   the consideration received by Contributors on any Transfer Date for the transfer of the interests and title of the related Contributed
          Assets to the applicable Company constitutes new and reasonably equivalent value and fair consideration, which consideration is fixed and not subject to adjustment following the applicable Transfer Date;

     f.   the transfers of the Contributed Assets by Contributors to the
          Companies are intended as absolute and irrevocable assignments and not as security for a financing;

     g.   neither the Contributors nor any of their Affiliates have a current or future obligation to make any capital contributions to any Company except as provided in the Transaction Documents;

     h.   neither the Contributors nor any of their Affiliates have any right or obligation to repurchase or otherwise cause the reconveyance to itself of the Contributed Assets that are the subject of any Transfer (it being acknowledged that, at the end of the Lease Period, the Companies may elect to distribute the Contributed Assets to the Contributors by way of a dividend in accordance with the LLC Agreements);

     i.   the Contributed Assets may not be unilaterally modified by any
          Contributor or Affiliate thereof following the applicable Transfer
          Date;

     j.   neither the Contributors nor any of their Affiliates will take any action inconsistent with the ownership by the Companies of the
          Contributed Assets;

     k.   each Contributor will indicate in its books and records that the
          Contributed Assets have been conveyed to the applicable Company pursuant to the Transaction Documents, and will treat the Transfers for all purposes (including in the respective accounting records of the Contributors) as irrevocable transfers, and not as secured loans, and thus will classify the Contributed Assets contributed under the
          Transaction Documents as assets owned by the Companies and not by the
          Contributors;

Global Signal Inc.
[Name of Lesee]
        , 2005
--------

     l.   neither the Contributors nor any of their respective Affiliates is, has been or will be obligated to indemnify or reimburse any Company or any other person or entity in connection with any diminution in value of the Contributed Assets, except for certain acts or omissions of the
          Contributors as expressly provided in the Transaction Documents;

     m.   immediately before each Transfer, the applicable Contributor owned the
          Contributed Assets free and clear of any adverse claims or other interests created by Contributors (other than Permitted Encumbrances);

     n.   none of the Contributors has transferred its right, title and interest in and to the Contributed Assets to any Person other than the
          Companies as contemplated by the Transaction Documents; and

     o.   each Contributor has delivered or is delivering on the Transfer Date to the applicable Company (or the Lessee, to the extent provided in the Transaction Documents) all documents and agreements included in the Tower Related Assets.

5.   Sprint and Contributors represent and warrant to Lessee and Global Signal as follows as of the date hereof:

     a.   each Company is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware;

     b.   each Contributor is a corporation or other entity duly formed or organized, validly existing and in good standing under the laws of the jurisdiction in which it was formed or organized;

     c.   Contributors and the Companies have all requisite power and authority to own, lease and operate their properties and assets and to carry on their business and operations as now being conducted;

     d.   Each Contributor and Company, as applicable, has the power and authority to execute and deliver the applicable LLC Agreement and perform their obligations thereunder; each Contributor has duly executed and delivered each LLC Agreement to which it is named as a party;

     e.   the execution and delivery of the LLC Agreements and the performance by each Contributor and Company, as applicable, of the terms of the
          LLC Agreements have been duly and validly authorized by the applicable
          Company and each Contributor, and no other proceeding on the part of
          Contributors or the Company is necessary to authorize the execution, delivery and performance of the LLC Agreements;

     f.   the membership interests in the Companies, all of which are owned by
          Contributors, have been validly issued and are free of preemptive rights of any

Global Signal Inc.
[Name of Lesee]
        , 2005
--------

          kind; there are no outstanding securities convertible into, exchangeable for, or carrying the right to acquire, any membership interest of the Companies, and there are no subscriptions, warrants, options, rights or other arrangements or commitments which could obligate the Companies to issue any membership interest; and

     g.   the execution, delivery and performance of this letter and the LLC
          Agreements to which it is a party by each Contributor does not (i)
          conflict with or result in any breach of any provision of the governing instruments of such Contributor, (ii) require any filing with, or the obtaining of any permit, authorization, consent or approval of, or license, qualification or order of, any governmental or regulatory authority, (iii) violate, conflict with or result in a default (or any event which, with notice or lapse of time or both, would constitute a default) under, or give rise to any right of termination, cancellation or acceleration under, any of the terms, conditions or provisions of any note, mortgage, other evidence of indebtedness, guarantee, agreement, lease or other contract, instrument or obligation to which each Contributor is a party or by which each Contributor or its assets may be bound or under which each
          Contributor receives any benefit, whether or not each Contributor is a party thereto, or (iv) violate any order, injunction, decree, statute, rule or regulation applicable to Contributors, excluding from the foregoing clauses (ii), (iii) and (iv) the requirements, violations, conflicts, defaults or rights that would not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the financial condition, operating results, business, assets or liabilities of Contributors and would not adversely affect the ability of Contributors to fulfill their obligations under the applicable LLC
          Agreements or the rights of any Company or Lessee in or to any
          Contributed Assets.

6.   Sprint and Contributors covenant to Lessee and Global Signal that (a) the
     Companies will have no continuing obligations to Contributors or their
     Affiliates, except as set forth in this letter, the LLC Agreements and the
     Transaction Documents and (b) none of Sprint, the Contributors or any of their respective Affiliates (i) will hold itself out or will permit itself to be held out, as having agreed to pay or as being liable for the debts of any Company, (ii) will guarantee any obligations or debts of any Company,
     (iii) will indemnify any person or entity for losses resulting from any obligations or debts of any Company (other than the indemnification of any employees of Sprint, the Contributors or their respective Affiliates who are members of the Board of Directors of the Company) or (iv) will identify any Company as a division or department of Sprint, any Contributor or any
     Affiliate thereof, except, in each case, (x) that under the terms of the
     Ground Leases and the Collocation Agreements the Contributors may have residual liabilities in their capacities as predecessor tenants or counterparties thereunder and (y) for tax purposes.

7.   This letter is intended to constitute a legally binding obligation and commitment of Sprint, Contributors, Global Signal and Lessee and inure to the benefit of the parties and their respective successors and permitted assigns. This letter may be amended, modified, superceded or cancelled only by a written instrument that specifically states that it

Global Signal Inc.
[Name of Lesee]
        , 2005
--------

     amends this letter, executed by or on behalf of each party to be bound thereby; provided, that this letter and the obligations of the parties under this letter will terminate automatically on the expiration of the
     Lease Period. Any party hereto may assign or delegate its rights and obligations under this letter; provided, that no such assignment or delegation will relieve such party of any of its obligations under this letter.

8.   Each of Sprint, Contributors, Global Signal and Lessee represents that it has the power and authority to execute and deliver this letter and perform its obligations under this letter. Each of Sprint, Contributors, Global
     Signal and Lessee represent that this letter has been duly executed and delivered by it, and constitutes a valid and binding agreement of it, enforceable against it in accordance with its terms, except that (a) the enforcement may be subject to any bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other laws, now or hereafter in effect, relating to or limiting creditors' rights generally, and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefrom may be brought.

9.   This letter will be governed by and construed in accordance with the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof) as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

10.  The notice provisions of Section 11.5 of the Agreement to Contribute are
     incorporated by reference into this letter.

11.  Each Contributor agrees that it will not, and Sprint will not cause or permit any Contributor to, assign its membership interests in any Company without the prior written consent of Lessee, except that Contributors may assign such membership interests without such consent to the extent permitted under Section 24 of the applicable LLC Agreement, provided that no such assignment permitted by clause (b) or (c) such Section 24 will relieve Sprint or Contributors of any of their obligations under this letter agreement.

12.  Sprint and the Contributors acknowledge that Global Signal and Lessee are relying on, among other things, the representations, warranties and covenants set forth in this letter of each Company from Sprint, the
     Contributors and their respective Affiliates in entering into the
     Transaction Documents and the transactions contemplated hereby.

13.  Prior to the date that is one year and one day after the end of the Lease
     Period, neither Sprint nor any Contributor nor any of their respective
     Affiliates will institute, or join any other Person in instituting, or authorize a trustee or other Person acting on its behalf or on behalf of others to institute, any bankruptcy, reorganization, arrangement, insolvency, liquidation, receivership or similar proceeding under the laws of the United States of America or any state thereof against any Company.
     The provisions of this Section 13 will survive any termination of this agreement.

     The parties hereby acknowledge their agreement to the provisions of this letter as of the date first set forth above.

                                        SPRINT CORPORATION

                                        By:
                                            ------------------------------------

                                        Name:
                                              ----------------------------------

                                        Title:
                                               ---------------------------------

                                        CONTRIBUTORS:

                                        APC REALTY & EQUIPMENT COMPANY, LLC

                                        By:
                                            ------------------------------------

                                            Name:

                                            Title:

                                        AMERICAN PCS COMMUNICATIONS, LLC

                                        By:
                                            ------------------------------------

                                            Name:

                                            Title:

                                        AMERICAN PCS, L.P.

                                        By:
                                            ------------------------------------

                                            Name:

                                            Title:

                                        MASSPCSCO

                                        By:
                                            ------------------------------------

                                            Name:

                                            Title:

                                        PCS LEASING COMPANY, L.P.

                                        By:
                                            ------------------------------------

                                            Name:

                                            Title:

                                        PHILLIECO, L.P.

                                        By:
                                            ------------------------------------

                                            Name:

                                            Title:

                                        SPRINT PCS ASSETS L.L.C.

                                        By:
                                            ------------------------------------

                                            Name:

                                            Title:

                                        SPRINT SPECTRUM EQUIPMENT COMPANY L.P.

                                        By:
                                            ------------------------------------

                                            Name:

                                            Title:

                                        SPRINT SPECTRUM L.P.

                                        By:
                                            ------------------------------------

                                            Name:

                                            Title:

                                        SPRINT SPECTRUM REALTY COMPANY L.P.

                                        By:
                                            ------------------------------------

                                            Name:

                                            Title:

                                        SPRINT TELEPHONY PCS, L.P.

                                        By:
                                            ------------------------------------

                                            Name:

                                            Title:

                                        SPRINTCOM EQUIPMENT COMPANY L.P.

                                        By:
                                            ------------------------------------

                                            Name:

                                            Title:

                                        SPRINTCOM, INC.

                                        By:
                                            ------------------------------------

                                            Name:

                                            Title:

ACCEPTED AND AGREED TO:
GLOBAL SIGNAL INC.

By:
    ---------------------------------

Name:
      -------------------------------

Title:
       ------------------------------

[NAME OF LESSEE]

By:
    ---------------------------------

Name:
      -------------------------------

Title:
       ------------------------------

                                     ANNEX A

                            MEMBERS OF THE COMPANIES

                                     ANNEX B

                              INDEPENDENT DIRECTORS

                                   EXHIBIT D

                           MASTER LEASE AND SUBLEASE

                                     BY AND

                                     AMONG

                                 [SPRINT SPV],

                         [APPLICABLE SPRINT ENTITIES],

                                    [LESSEE]

                                      AND

                               GLOBAL SIGNAL INC.

                        DATED AS OF [_____________, 2005]

                               TABLE OF CONTENTS

                                                                                     PAGE
                                                                                     ----

SECTION 13.   Requirements for Alterations; Title to Alterations;

                                       i

SECTION 43.   General Provisions......................................................88
SECTION 44.   No Petition; Limited Recourse Against Lessee............................91

                                       ii

                            MASTER LEASE AND SUBLEASE

     THIS MASTER LEASE AND SUBLEASE (this "AGREEMENT") is made and entered into this [____] day of 2005 (the "EFFECTIVE DATE"), [Sprint SPV] ("LESSOR"),
[APPLICABLE SPRINT ENTITIES] (collectively, "SPRINT"), [LESSEE], a
[______________] ("LESSEE") and GLOBAL SIGNAL INC., a Delaware corporation
("GLOBAL PARENT"). Lessor, Sprint, Lessee and Global Parent are sometimes individually referred to in this Agreement as a "PARTY" and collectively as the
"PARTIES".

     WHEREAS Sprint operates throughout the United States and its territories the Sites, which include Towers and related equipment and, in some cases, buildings, and Sprint either owns, ground leases or otherwise has an interest in the tracts of land on which such Towers are located;

     WHEREAS, Lessee desires to lease or pre-lease the Sites;

     WHEREAS the obligations set forth in this Agreement are interrelated and required in order for Lessee to lease or pre-lease the Sites;

     In consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

     SECTION 1. DEFINITIONS.

     For purposes of this Agreement, the following capitalized terms have the following respective meanings:

     "AAA" means the American Arbitration Association or any successor entity.

     "AFFILIATE" (and, with a correlative meaning, "AFFILIATED") means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, such Person. As used in this definition, "control" means the beneficial ownership (as such term is defined in Rules 13d-3 and 13d-5 of the Securities
Exchange Act of 1934, as amended) of more than fifty percent (50%) of the voting interests of the Person.

     "AFTER-TAX BASIS" has the meaning set forth in Section 39(a)(3)(i).

     "AGREEMENT" means this has the meaning set forth in the preamble and includes all subsequent modifications and amendments hereof. References to this
Agreement in respect of a particular Master Lease Site will include the Site
Designation Supplement therefor; and references to this Agreement in general and as applied to all Master Lease Sites will include all Site Designation
Supplements.

     "AGREEMENT TO LEASE AND SUBLEASE" means the Agreement to Contribute, Lease and Sublease, dated as of _______, 2005, by and among Global Parent, Sprint
Parent and Sprint.

     "ALLOCATED RENT" has the meaning set forth in Section 11(a).

     "ALTERATIONS" means the construction or installation of Improvements on any
Site or any part of any Site after the Effective Date, or the alteration, replacement, modification or addition to all or any component of a Site after the Effective Date, whether Severable or Non-Severable.

     "ASSUMED RATE" has the meaning set forth in Section 39(a)(1)(v).

     "AVAILABLE SPACE" means, as to any Site, a Tower location, a portion of the
Land, a portion of the Improvements or any other portion, space or area of such
Site that is available for lease to or collocation by any Tower Subtenant and all rights appurtenant to such portion, space or area.

     "AWARD" means any amounts paid, recovered or recoverable as damages, compensation or proceeds by reason of any Taking, including all amounts paid pursuant to any agreement with any Person which was made in settlement or under threat of any such Taking, less the reasonable costs and expenses incurred in collecting such amounts.

     "BUSINESS DAY" means any day other than a Saturday, Sunday or any other day on which national banks in New York, New York are not open for business.

     "CASUALTY NOTICE" has the meaning set forth in Section 14(a).

     "CLAIMS" means any claims, demands, actions, suits, proceedings, disbursements, judgments, damages, penalties, fines, losses, liabilities, costs and expenses, including reasonable attorneys' fees and amounts paid in settlements.

     "CODE" means the Internal Revenue Code of 1986, as amended.

     "COLLATERAL AGREEMENTS" has the meaning set forth in the Agreement to Lease and Sublease.

     "COLLOCATION AGREEMENT" means an agreement between a Sprint Contributor
(prior to the date hereof) or Lessee (on or after the date hereof) on the one hand, and a third party not an Affiliate of a Sprint Group Member (on the date hereof), on the other hand, pursuant to which such Sprint Group Member or
Lessee, as applicable, rents to such third party space at any Site (including space on a Tower), including all amendments, modifications, supplements, assignments, guaranties, side letters and other documents related thereto.

     "COMMUNICATIONS EQUIPMENT" means, as to any Site, transmitting and/or receiving equipment and other equipment installed at the Sprint Collocation
Space (with respect to any Sprint Collocator) or any other portion of the Site
(with respect to a Tower Subtenant), which is used in providing current and future wireless and wireline communication services, including without limitation, switches, antennas, microwave dishes, panels, conduits, flexible transmission lines, cables, radio, amplifiers, filters and other transmission or communications equipment (including interconnect transmission equipment, transmitter(s), receiver(s) and accessories) and such other equipment and associated software as may be necessary in order to provide such wireless and wireline communication services, including without limitation, voice or data.

                                        2

Communications Equipment will include any existing, replaced and upgraded
Communications Equipment.

     "COMMUNICATIONS FACILITY" means, as to any Site, (i) the Sprint Collocation
Space, together with all of Sprint's Communications Equipment and Sprint's
Improvements at such Site (with respect to any Sprint Collocator) or (ii) any other portion of the Site leased to or used or occupied by a Tower Subtenant, together with all of such Tower Subtenant's Communications Equipment and such
Tower Subtenant's Improvements at such Site (with respect to a Tower Subtenant).

     "CONVERSION CLOSING" has the meaning set forth in the Agreement to Lease and Sublease.

     "CONVERSION CLOSING DATE" has the meaning set forth in the Agreement to
Lease and Sublease.

     "CPI" means the Consumer Price Index for all Urban Consumers, U.S., City
Average (1982-84 = 100) All Items Index, published by the Bureau of Labor
Statistics, United States Department of Labor. If the CPI ceases to be compiled and published at any time during the Term of this Agreement, but a comparable successor index is compiled and published by the Bureau of Labor Statistics,
United States Department of Labor, the adjustments to the Sprint Collocation
Charge provided for in Section 11, if any, and any other adjustments provided for in this Agreement which are based on the CPI Change will be computed according to such successor index, with appropriate adjustments in the index to reflect any differences in the method of computation from the CPI. If, at any time during the Term of this Agreement, neither the CPI nor a comparable successor index is compiled and published by the Bureau of Labor Statistics, the index for "all items" compiled and published by any other branch or department of the federal government will be used as a basis for calculation of the
CPI-related adjustments to the Sprint Collocation Charge provided for in this
Agreement, and if no such index is compiled and published by any branch or department of the federal government, the statistics reflecting cost of living increases or decreases, as applicable, as compiled by any institution or organization or individual generally recognized as an authority by financial and insurance institutions will be used.

     "CPI CHANGE" means an increase, if any (expressed as a positive percentage)
in the most recently published CPI as of any applicable CPI Change Date from the
CPI published as of the corresponding month for the calendar year immediately preceding the calendar year of publication of such most recently published CPI.

     "CPI CHANGE DATE" means January 1, 2006 and January 1 of each year thereafter during the Term of this Agreement.

     "DATE OF TAKING" means the earlier of (a) the date upon which title to any
Site, or any portion of such Site, subject to a Taking is vested in the condemning authority, or (b) the date upon which possession of such Site or portion such Site is taken by the condemning authority.

     "DECISION PERIOD" has the meaning set forth in Section 31(h).

     "DEFAULT NOTICE" has the meaning set forth in Section 4(f).

                                        3

     "EFFECTIVE DATE" has the meaning set forth in the preamble.

     "EMERGENCY" has the meaning set forth in Section 30(b).

     "ENVIRONMENTAL CONDITION" has the meaning set forth in the Agreement to
Lease and Sublease.

     "ENVIRONMENTAL LAW" has the meaning set forth in Section 23(a).

     "EQUIPMENT" means all physical assets (other than real property and interests in real property), located at the applicable Site on or in, or attached to, the Land, Improvements or Towers leased to or operated by Lessee pursuant to this Agreement and includes, without limitation, to the extent existing at a Site on the Effective Date, all of the items listed on the attached Schedule 1. With respect to any item of or interest in real property included in the Leased Property of any Site, any fixture (other than Towers)
attached to that real property is "EQUIPMENT" related thereto. "EQUIPMENT" does not include any intellectual property or intangible rights or any Excluded
Equipment.

     "EXCLUDED ASSETS" has the meaning set forth in the Agreement to Lease and
Sublease.

     "EXCLUDED EQUIPMENT" has the meaning set forth in the Agreement to Lease and Sublease.

     "EXCLUDED PURCHASE SITES" means (i) any Pre-Lease Site pursuant to which
Lessee, in its reasonable discretion, determines that the transfer of such
Pre-Lease Site pursuant to the Purchase Option would violate the terms of the applicable Ground Lease, license or other agreement pursuant to which the applicable Sprint Contributor has a possessory right in such Pre-Lease Site,
(ii) any Site where the Ground Lease has previously terminated or (iii) any Site that Lessee has previously purchased from Lessor.

     "EXPIRING GROUND RENT" means the aggregate base Ground Rent payable during the last term of the expiring Ground Lease for which renewal is being sought.

     "FAA" means the United States Federal Aviation Administration or any
successor Federal Governmental Authority performing a similar function.

     "FCC" means the United States Federal Communications Commission or any
successor Federal Governmental Authority performing a similar function.

     "FEDERAL DEPRECIATION DEDUCTIONS" has the meaning set forth in Section
39(a)(1)(ii).

     "FEDERAL INCOME TAX BENEFITS" means the Federal Depreciation Deductions and the federal income tax deductions described in Section 39(a)(1)(iii).

     "FINAL NON-FINANCEABLE SITES STATEMENT" means the means the Preliminary
Non-Financeable Sites Statement as finally determined pursuant to Section 41(c).

     "FINANCIAL ADVISORS" has the meaning set forth in Section 34.

                                        4

     "FINANCEABLE SITE" means a Master Lease Site with respect to which: (i)
Lessee, if it so elects, has obtained title insurance insuring its and its lenders' interests, subject only to Permitted Encumbrances and such other matters as are reasonably acceptable to Lessee, with a coverage amount equal to no less than the Rent paid by Lessee for such Master Lease Site, (ii) a Ground
Lessor Estoppel from any ground lessor and a Non-Disturbance Agreement from any ground lessor lenders, in each case with such modifications or changes as may be reasonably acceptable to Lessee (so long as such modifications or changes, if more burdensome to ground lessor or lender, as applicable, than those set forth on Exhibit J or Exhibit K to the Agreement to Lease and Sublease, as applicable, will not be required for purposes of establishing whether a "Ground Lessor
Estoppel" has been obtained) has been obtained for the benefit of Lessee, its lenders and their respective successors and assigns, (iii) the other Individual
Site Closing Conditions have been satisfied, and (iv) any Collocation Agreement that applies to such Master Lease Site as well as to other Sites that are not otherwise Financeable Sites (for example, as a result of a failure to satisfy the Environmental Conditions) may be severed without the consent of any third party, or has been severed with such consent, in order to permit at least one separate financing of such Master Lease Site.

     "FINANCIAL STATEMENTS" has the meaning set forth in the Agreement to Lease and Sublease.

     "GLOBAL PARENT" has the meaning set forth in the preamble.

     "GOVERNMENTAL APPROVAL" means all licenses, permits, franchises, certifications, waivers, variances, registrations, consents, approvals, qualifications and other authorizations to, from or with any Governmental
Authority.

     "GOVERNMENTAL AUTHORITY" means any foreign, domestic, federal, territorial, state or local governmental authority, administrative body, quasi-governmental authority, instrumentality, court, government or self-regulatory organization, commission, board, administrative hearing body, arbitration panel, tribunal or organization or any regulatory, administrative or other agency, or any political or other subdivision, department or branch of any of the foregoing.

     "GROUND LEASE" means, as to a Leased Site or Other Interest Site, the ground lease and/or any related easement, license or other agreement or document pursuant to which Lessor or any Sprint Contributor holds a leasehold interest, leasehold estate, easement, license or other interest in such Site, together with any renewals or extensions of the term thereof (whether by exercise of any right or option contained therein or by execution of a new ground lease or other instrument providing for the use of such Site), and including all amendments, modifications, supplements, assignments, guarantees, side letters and other documents related thereto.

     "GROUND LESSOR" means, as to a Leased Site or Other Interest Site, the
"lessor", "landlord", "licensor", or similar Person under the related Ground
Lease.

     "GROUND LESSOR ESTOPPEL" means, as to a Ground Lease, an estoppel from the ground lessor thereunder for the benefit of Lessee, its successor and assigns, lenders and rating agencies, in substantially the form of Exhibit J attached to the Agreement to Lease.

                                        5

     "GROUND RENT" means, as to any Site, all rents, fees and other charges payable by Lessor to the Ground Lessor under the Ground Lease for such Site.

     "GSI FINANCING SUBSIDIARY" means any Person formed as an Affiliate of
Lessee to be the lessee under a Severed Lease as described in Section 41(e).

     "HAZARDOUS MATERIAL" has the meaning set forth in Section 23(a).

     "IMPROVEMENTS" means, as to each Site, (a) one or more equipment pads or raised platforms capable of accommodating exterior cabinets or equipment shelters, huts or buildings, electrical service and access for the placement and servicing of the Sprint Collocator's and, if applicable, each Tower Subtenant's
Improvements; (b) buildings, huts, shelters or exterior cabinets; (c) generators and associated fuel tanks; (d) grounding rings; (e) fencing; (f) signage; (g)
connections for utility service up to the meter; (g) hardware constituting a tower platform to hold the Sprint Collocator's and, if applicable, each Tower
Subtenant's Communications Equipment; (i) access road improvements; (j) common shelters, if any; (k) all lighting systems and light monitoring devices; and (l)
such other equipment, alterations, replacements, modifications, additions, and improvements as may be installed on or made to all or any component of a Site
(including the Land and the Tower). Improvements do not include Communications
Equipment.

     "INCLUSION" means the inclusion in the income of any Sprint Group Member of any amount realized in connection with the transactions effected by this
Agreement or related documents other than the amounts described in Section
39(a)(1)(iv).

     "INDIVIDUAL SITE CLOSING CONDITIONS" has the meaning set forth in the
Agreement to Lease and Sublease.

     "INDIVIDUAL SITE PREPAID RENT" means the portion of the Rent attributable to each Site, as set forth in Exhibit H hereto.

     "INITIAL MASTER LEASE SITES" has the meaning set forth in the definition of
"Master Lease Site."

     "LAND" means, as to each Site, the tract of land constituting a portion of such Site, together with all easements and other rights appurtenant thereto.

     "LANDLORD REIMBURSEMENT TAXES" means, with respect to a Leased Site or
Other Interest Site, if the applicable Ground Lease provides that Ground Lessor may pass-through any Taxes assessed against the Ground Lessor to the applicable ground lessee, the amount of such Taxes for which the Ground Lessor seeks reimbursement from the ground lessee or its assigns under the provisions of the
Ground Lease.

     "LAW" means any statute, rule, code, regulation, ordinance, interpretation or Order of, or issued by, any Governmental Authority.

     "LEASED PROPERTY" means, with respect to each Site, (a) the Land related to such Site, and (b) the Tower located on such Site (including the Sprint
Collocation Space), in each case together with the related Equipment,
Improvements (excluding Sprint's Improvements and any

                                        6

Tower Subtenant's Improvements) and the Tower Related Assets with respect to such Site; provided, however, that no leasehold, subleasehold or other real property interest is granted pursuant to Section 3(b) in the Leased Property at any Pre-Lease Site until the Conversion Closing for such Pre-Lease Site (to the extent same would cause a default under any Ground Lease).

     "LEASED SITE" means the Sites identified on Exhibit A as Leased Sites.

     "LESSEE" has the meaning set forth in the preamble.

     "LESSEE COMPETITOR" means a Person, that conducts as a significant component of its business, the management, operation or marketing of communications towers, and does not provide wireless communications services as a substantial portion of its business.

     "LESSEE INDEMNITEE" means Lessee and its Affiliates, and its and their respective directors, officers, employees, agents and representatives.

     "LESSEE LENDER" means the holder(s) of any loan secured by all or any portion of Lessee's interests (or any of them) hereunder or with respect to any
Site, including, without limitation, a collateral assignment of any rights of
Lessee hereunder or under any related agreements or secured by the pledge of equity interests in Lessee (each, a "SECURED LESSEE LOAN"), together with the heirs, legal representatives, successors, transferees, nominees and assigns of such holder(s).

     "LESSEE NEGOTIATED RENEWAL" has the meaning set forth in Section 4(c).

     "LESSEE OBLIGATIONS" has the meaning set forth in Section 42(a).

     "LESSEE PROPERTY TAX CHARGE" means, as to any Site, the annual amount payable to Lessor by Lessee for Lessee's portion of Property Taxes with respect to such Site pursuant to this Agreement in an amount equal to $1,975 per annum
(prorated for partial years) subject to an annual increase on each CPI Change
Date equal to three percent (3%).

     "LESSEE PERMITTED LIENS" means, as to any Site, collectively: (a) liens in respect of Property Taxes or other Taxes that are not yet delinquent as long as no foreclosure, distraint, sale or similar proceedings have been commenced with respect thereto; (b) general utility, roadway and other easements or rights of way which do not or would not reasonably be expected to, individually or in the aggregate, materially adversely affect the use or operation of the Tower and/or
Site as a telecommunications tower facility; (c) rights of, or by, through or under Persons leasing, licensing or otherwise occupying space on any Tower or otherwise utilizing any Tower pursuant to any Collocation Agreement as provided therein; (d) all Liens and other matters of public record against the underlying real property interest of any ground lessor under any ground lease; (e) the terms and provisions of any ground lease as provided therein; (f) any Mortgage granted by Lessee in connection with a Secured Lessee Loan; (g) any Lien or right created by Persons other than Lessee or its Affiliates prior to the
Effective Date; and (h) any Lien or right otherwise caused or consented to by
Sprint or any other Sprint Group Member.

     "LESSEE WORK" has the meaning set forth in Section 13(b).

                                        7

     "LESSOR NEGOTIATED RENEWAL" has the meaning set forth in Section 4(d).

     "LIENS" means, with respect to any asset, any mortgage, guaranty, lien, pledge, security interest, charge, attachment, restriction or encumbrance of any kind in respect of such asset.

     "MASTER LEASE SITE" means any Site (as defined in the Agreement to Lease and Sublease) (a) which is subject to this Agreement as a Master Lease Site as of the Effective Date as identified in Exhibit A (the "INITIAL MASTER LEASE
SITES"); and (b) any Site added to this Agreement as a Master Lease Site as provided herein.

     "MORTGAGE" means, as to any Site, any mortgage, deed to secure debt, deed of trust, trust deed and/or other conveyance of, or encumbrance against, the right, title and interest of a Party in and to the Land, Tower and Improvements
on such Site as security for any debt, whether now existing or hereafter arising or created.

     "MORTGAGEE" means, as to any Site, the holder of any Mortgage, together with the heirs, legal representatives, successors, transferees and assigns of the holder.

     "NON-COLLOCATION SITES" has the meaning set forth in Section 6(c).

     "NON-FINANCEABLE SITE FINANCING COST" means, with respect to each
Non-Financeable Site included in the Final Non-Financeable Sites Statement, an amount equal to the product of (x) 12% of the aggregate Individual Site Prepaid
Rent attributable to the Non-Financeable Sites and (y) a fraction, the numerator of which is the amount of debt (not to exceed $850,000,000) Lessee obtains in connection with the consummation of the transactions under the Agreement to
Lease and Sublease and the denominator of which is the aggregate of the Rent and
Pre-Lease Rent, payable on the date hereof.

     "NON-FINANCEABLE SITES SUPPORTING DOCUMENTATION" means all relevant documentation reasonably requested by Lessor to verify the accuracy of the
Preliminary Non-Financeable Sites Statement.

     "NON-RESTORABLE SITE" means a Site that has suffered a casualty which damages or destroys all or a Substantial Portion of any Site that constitutes a non-conforming use under applicable Zoning Laws prior to such casualty and for which Restoration requires under applicable Zoning Laws either (i) obtaining a change in the zoning classification of the Site under applicable Zoning Laws or
Zoning Laws would not allow Lessee to rebuild a comparable replacement tower on the Site substantially similar to the Tower damaged or destroyed by the casualty, (ii) the filing and prosecution of a lawsuit or other legal proceeding in a court of law, or (iii) any other permit or approval under applicable Zoning
Laws that cannot be obtained by Lessor, using commercially reasonable efforts, in a period of time that will enable Restoration to be commenced (and a building permit issued) within one (1) year after the casualty.

     "NON-SEVERABLE" means, with respect to any Alteration, any Alteration that is not a Severable Alteration.

                                        8

     "ONGOING REVENUE SHARING PAYMENT" means a Sprint Contributor's and/or
Lessor's share of any Shared Ground Rent Increase Payment that is payable to a
Ground Lessor in installments rather than a one-time lump sum payment.

     "OPTION PURCHASE PRICE" means, with respect to each Site, the fixed purchase price for such Site in the event Lessee exercises its purchase option with respect to such Site under Section 36 of this Agreement, as specified in
Exhibit H.

     "OPTION SELLERS" has the meaning set forth in Section 36(a).

     "OPTION TRIGGER WINDOW" has the meaning set forth in Section 36(a).

     "OTHER INTEREST SITES" means the Sites identified on Exhibit A as Other
Interest Sites.

     "OWNED SITE" means the Sites identified on Exhibit A as Owned Sites.

     "PARTIES" has the meaning set forth in the preamble.

     "PARTY" has the meaning set forth in the preamble.

     "PERMITTED ACT" means any act expressly permitted under the Transaction
Documents; provided that the use and operation of the Leased Property in commercial service in the manner that the Lessee or its Affiliates currently uses and operates similar property in the tower business shall be considered to be expressly permitted (provided that such use and operation is not in violation of the Transaction Documents); provided further that, notwithstanding the foregoing, the following shall not be Permitted Acts: (i) any substitution or replacement of the Leased Property; (ii) any merger or consolidation of the
Lessee or its Affiliates; (iii) any modification, alteration, addition or improvement to the Leased Property, in each case, which fails to comply with the provisions of Rev. Proc. 2001-28, 2001-1 C.B. 1156; (iv) any voluntary or involuntary case or proceeding seeking relief of debts of the Lessee or its
Affiliates, (v) any assignment of the Lessee's interest in the transactions contemplated by the Transaction Documents; (vi) the entry into a New Lease under
Section 40 of this Agreement; and (vii) any severance of this Agreement under
Section 41.

     "PERMITTED ENCUMBRANCES" has the meaning set forth in the Agreement to
Lease and Sublease.

     "PERMITTED USE" means use of each Site for the purposes of: (a)
constructing, installing, operating, repairing, altering, managing, maintaining and marketing the Tower and Improvements of each Site and making further
Improvements to such Site as permitted under this Agreement, and (b) the use of such Site by the applicable Sprint Collocator and its Affiliates with respect to the Sprint Collocation Space or any Available Space at such Site subject to the terms of the Collocation Agreements and this Agreement, as the case may be, and
(c) the use by Tower Subtenants of any portions of the Land, Tower and
Improvements of such Site (including any Available Space) as is reasonably necessary for operation of the Communications Facilities of such Tower
Subtenants subject to the terms of the Collocation Agreements and this
Agreement.

                                        9

     "PERSON" means any individual, corporation, limited liability company (or series thereof), partnership, association, trust or any other entity or organization, including a Governmental Authority.

     "PRE-LEASE RENT" has the meaning set forth in Section 11(b).

     "PRE-LEASE SITE" means each Site which is subject to this Agreement as a
Pre-Lease Site as of the Effective Date as identified (and specifically described with the same amount of detail as would be in a Site Designation
Supplement) in Exhibit A, until such Site is converted to a Master Lease Site as provided herein.

     "PRELIMINARY NON-FINANCEABLE SITES STATEMENT" has the meaning set forth in
Section 41(c)(i).

     "PRIME RATE" means the rate of interest reported in the "Money Rates"
column or section of The Wall Street Journal (Eastern Edition) as being the prime rate on corporate loans of larger U.S. Money Center Banks.

     "PROCEEDS" means all insurance moneys recovered or recoverable by Lessor,
Lessee or any Sprint Collocator as compensation for casualty damage to any Site
(including the Tower and Improvements of such Site).

     "PROPERTY TAXES" means, as to each Site, any and all of the following levies, assessed or imposed upon, against or with respect to the Site, any part of the Site, or the use and occupancy of the Site at any time during the Term as to such Site (whether imposed directly by a Governmental Authority or indirectly through any other Persons, and including any penalties, fines, and interest related thereto): (a) real property and personal property ad valorem taxes and assessments (other than Taxes imposed on Lessee by a Governmental Authority with respect to Improvements treated as being owned by Lessee); (b) charges made by any public or quasi public authority for improvements or betterments related to the Site (other than Taxes imposed on Lessee by a Governmental Authority with respect to Improvements treated as being owned by Lessee); (c) sanitary taxes or charges, sewer or water taxes or charges, and (d) any other tax imposed solely as a result of ownership of the Leased Property similar to the Taxes described in (a) through (c), in each case other than Landlord Reimbursement Taxes.

     "PURCHASE OPTION CLOSING DATE" means ________, 2037.

     "PURCHASE SITES" means all Sites then subject to the terms and provisions of this Agreement that are not Excluded Purchase Sites.

     "QUALIFYING LESSEE TRANSFEREE" means a Person who has outstanding senior unsecured debt securities or comparable long term obligations rated B- or higher by Standard & Poor's Ratings Services or B3 or higher by Moody's Investors
Service.

     "QUALIFYING SPRINT TRANSFEREE" means a Person who has outstanding senior unsecured debt securities or comparable long term obligations rated BBB- or higher by Standard & Poor's Ratings Services or Baa3 or higher by Moody's
Investors Service.

                                       10

     "RATABLE GLOBAL PARENT MAXIMUM OBLIGATION" has the meaning set forth in
Section 41(d).

     "REIMBURSABLE COSTS" has the meaning set forth in Section 18(f).

     "REIMBURSABLE MAINTENANCE EXPENSES" has the meaning set forth in Section
30(a).

     "RELEASE" has the meaning set forth in Section 23(a).

     "RENEWAL GROUND RENT" means the aggregate base Ground Rent (including any periodic escalations thereof) payable during the initial term of any Lessee
Negotiated Renewal or Lessor Negotiated Renewal.

     "RENT" has the meaning set forth in Section 11(b).

     "RENT PAYMENT PERIOD" means, as to each Site, the taxable period set forth in Exhibit A.

     "RESTORATION" means, as to a Site that has suffered casualty damage or is the subject of a Taking, such restoration, repairs, replacements, rebuilding, changes and alterations, including the cost of temporary repairs for the protection of such Site, or any portion of such Site pending completion of action, required to restore the applicable Site (including the Tower and
Improvements on such Site but excluding any of Sprint's Communications Equipment or Improvements the restoration of which shall be the sole cost and obligation of Sprint) to a condition which is at least as good as the condition which existed immediately prior to such damage or Taking (as applicable), and such other changes or alterations as may be reasonably acceptable to the applicable
Sprint Collocator and Lessee or required by Law.

     "REVENUE SHARING PAYMENT" means any additional amounts payable to any
Ground Lessor as a Shared Ground Lease Payment under (i) any Ground Lease in effect as of the Effective Date, (ii) renewals and extensions of any Ground
Lease executed after the Effective Date pursuant to terms contained therein on the Effective Date or (iii) any renewals or extensions of a Ground Lease executed after the Effective Date that do not increase any revenue sharing percentage beyond the amount immediately prior to the effectiveness thereof.

     "RIGHT OF SUBSTITUTION" means the right of a Sprint Collocator to remove its Communications Equipment from the Sprint Collocation Space at a Site and move same to Available Space on such Site by relocation of its Communications
Facility on such Site to a portion of such Available Space not larger than the
Sprint Tower Envelope, in accordance with and subject to the limitations contained in Section 25.

     "SECTION 467 LOAN" has the meaning set forth in Section 11(f).

     "SECURED LESSEE LOAN" has the meaning set forth in the definition of
"LESSEE LENDER".

     "SEVERABLE" means, with respect to any Alteration, any Alteration that can be readily removed from a Site or portion of such Site without damaging it in any material respect or without diminishing or impairing the value, utility, useful life or condition that the Site or portion of such Site would have had if such Alteration had not been made (assuming the Site or portion

                                       11

of such Site would have been in compliance with this Agreement without such
Alteration), and without causing the Site or portion of such Site to become
"limited use property" within the meaning of Rev. Proc. 2001-28, 2001-1 C.B.
1156. Notwithstanding the foregoing, an Alteration will not be considered
Severable if such Alteration is necessary to render the Site or portion of such
Site complete for its intended use by Lessee (other than Alterations consisting of ancillary items of Equipment of a kind customarily furnished by lessees or operators of property comparable to the Site or portion of such Sites).

     "SEVERED LEASE" means a lease and sublease in substantially the form of this Agreement, with appropriate changes to reflect the fact that this Agreement has been so severed.

     "SEVERED SITE" means the Sites severed from this Agreement pursuant to
Section 41.

     "SHARED GROUND LEASE PAYMENT" has the meaning set forth in the Agreement to
Lease and Sublease.

     "SHARED GROUND RENT INCREASE PAYMENT" means, as to any Site, an amount equal to (i) fifty percent (50%) of the Renewal Ground Rent under any Lessee
Negotiated Renewal or any Lessor Negotiated Renewal exceeding one-hundred thirty percent (130%) of the Expiring Ground Rent for such Site up to and including one hundred sixty percent (160%) of the Expiring Ground Rent for such Site, plus
(ii) one hundred percent (100%) of the portion of the Renewal Ground Rent under such Lessee Negotiated Renewal or Lessor Negotiated Renewal exceeding one hundred sixty percent (160%) of the Expiring Ground Rent for such Site. The foregoing assumes the term of the applicable Ground Lease for which Renewal
Ground Rent and Expiring Ground Rent are calculated are of equivalent length, and, if not of equivalent length, the period over which the Ground Rent for the
Expiring Ground Lease shall be calculated shall match the length of the term of the Lessee Negotiated Renewal or Lessor Negotiated Renewal, as applicable.

     "SITE" means any Master Lease Site or Pre-Lease Site, as applicable, now or hereafter subject to this Agreement. As used in this Agreement, reference to a
Site (including any reference to a Master Lease Site or a Pre-Lease Site) will include the Land, the Tower, the Improvements (excluding Severable Alterations)
and Non-Severable Alterations but will not include Sprint's Improvements or
Sprint's Communications Equipment or any Tower Subtenant's Improvements or Tower
Subtenant's Communications Equipment and in each case shall include all of the
Leased Property with respect to such Site.

     "SITE DESIGNATION SUPPLEMENT" means, as to any Master Lease Site, a supplement to this Agreement, in substantially the form of Exhibit B attached to this Agreement.

     "SITE EXPIRATION DATE" means, as to any Site, (a) as to an Owned Site, the
Site Expiration Outside Date and (b) as to a Leased Site or Other Interest Site,
the sooner to occur of (i) one day prior to the expiration of the relevant
Ground Lease (as the same may be extended or renewed pursuant to the terms of this Agreement), or (ii) the Site Expiration Outside Date.

     "SITE EXPIRATION OUTSIDE DATE" means, as to any Site, _________________,
2037.

     "SPRINT" has the meaning set forth in the preamble.

                                       12

     "SPRINT BUFFER ZONE" has the meaning set forth in Section 6(b).

     "SPRINT COLLOCATION CHARGE" has the meaning set forth in Section 11(b).

     "SPRINT COLLOCATION SPACE" means, as to each Site: (a) the portions of the
Land and Improvements comprising the Site used or occupied exclusively by a
Sprint Collocator or its Affiliates, or on which any portion of Sprint's
Communications Facility is located, operated or maintained as of the Effective
Date (including, without limitation, portions of the Land and Improvements on which switches and other of Sprint's Communications Equipment are located and the air space above such portion of the Land and Improvements (to the extent such air space is not occupied by a third party on the Effective Date)), (b) the portion of the Tower on the Site on or within which any portion of Sprint's
Communications Facility is located, operated or maintained as of the Effective
Date (including without limitation, portions of the Tower on which any antennas, transmission lines, amplifiers and filters are located), plus (in the event the
Sprint Collocator maintains fewer than nine (9) 1' x 6' panel antennas on such
Tower as of the Effective Date) an additional portion of the Tower on the Site that will enable the Sprint Collocator to locate, operate and maintain
Communications Equipment on the Tower consisting of an aggregate (or the equivalent weight and wind loading) of no more than nine (9) 1' x 6' panel antennas and related equipment extending not more than eight (8) contiguous vertical feet on such Tower, with no more than nine (9) lines of co-axial cable not to exceed 1-5/8 inch in diameter (provided any space for such co-axial cable constitutes a non-exclusive easement, available for use by Lessee and other
Tower Subtenants); and (c) any and all rights pursuant to Sections 6(b) and 25 and all appurtenant rights reasonably inferable to permit the Sprint
Collocator's full use and enjoyment of the Sprint Collocation Space, including without limitation, the rights specifically described in Section 6, all in accordance with Section 6.

     "SPRINT COLLOCATOR" means the applicable Sprint Group Member that subleases, leases back or otherwise uses and occupies the Sprint Collocation
Space at each Site as designated on Exhibit A and such Sprint Collocator's permitted successors and assigns hereunder, to the extent same are permitted to succeed to such Sprint Collocator's rights hereunder.

     "SPRINT CONTRIBUTOR" means each Sprint Group Member that is a Party and which, at any applicable time during the Term of this Agreement, has not yet contributed its right, title and interest in the Leased Property at a Pre-Lease
Site to Lessor pursuant to the Agreement to Lease and Sublease.

     "SPRINT GROUP" means, collectively, Sprint Parent and its Affiliates
(including Lessor) whose names are set forth in the signature pages of this
Agreement and any Affiliate of Sprint Parent which at any time becomes a
"sublessor" under this Agreement in accordance with the provisions of this
Agreement. Each member of the Sprint Group is herein a "SPRINT GROUP MEMBER".
Solely for purposes of Section 39, the term "SPRINT GROUP" will include each
Sprint Group Member, the affiliated group of corporations and each member of such group within the meaning of Code Section 1504 of which any Sprint Group
Member is or will become a member if such group will have filed a consolidated return; if applicable, each member in any entity classified as a partnership for federal income tax purposes and such entity itself if and to the extent such entity is treated as the tax owner of any of the Sites or portions of the Sites or such entity is a direct or indirect partner in another entity classified as a partnership which is so treated

                                       13

(in either case, a "SPRINT PARTNERSHIP"); and, if applicable, any entity owned by a Sprint Group Member or an Sprint Partnership that for federal income tax purposes is disregarded as an entity separate from its owner.

     "SPRINT INDEMNITEE" means Lessor, each Sprint Contributor, each Sprint
Collocator and their respective Affiliates, directors, officers, employees, agents and representatives (except Lessee and its Affiliates and any agents of
Lessee or its Affiliates).

     "SPRINT MARKET ASSIGNEE" has the meaning set forth in Section 26(b).

     "SPRINT PARENT" means Sprint Corporation, a Kansas corporation.

     "SPRINT PARTNERSHIP" has the meaning set forth in the definition of "SPRINT
GROUP".

     "SPRINT TOWER ENVELOPE" means, as to each Site, the portion of the Sprint
Collocation Space on the Tower on the Site that will enable the applicable
Sprint Collocator to locate, operate and maintain Sprint's Communications
Equipment on the Tower consisting of an aggregate (or the equivalent weight and wind loading) of nine (9) 1' x 6' panel antennas and related equipment extending not more than eight (8) contiguous vertical feet on such Tower.

     "SPRINT TRANSFER" has the meaning set forth in Section 26(b).

     "SPRINT'S COMMUNICATIONS EQUIPMENT" means any Communications Equipment owned or leased (other than from Lessee) by a Sprint Collocator or its
Affiliates.

     "SPRINT'S IMPROVEMENTS" means any Improvements of a Sprint Collocator or its Affiliates located at a Site, solely with respect to Sprint's Communications
Equipment.

     "STANDARD PROCEDURES" has the meaning set forth in Section 13(b)(ii).

     "SUBSTANTIAL PORTION OF ANY SITE" means, as to a Site, so much of the such
Site (including the Land, Tower and Improvements of such Site, or any portion of such Site) as, when subject to a Taking or damage as a result of a casualty, leaves the untaken or undamaged portion unsuitable for the continued feasible and economic operation of such Site for the Permitted Use.

     "SUBSTITUTION" means the relocation by any Sprint Collocator on a Site, pursuant to its Right of Substitution.

     "SUPER FUND" has the meaning set forth in Section 23(a).

     "SUPER LIEN" has the meaning set forth in Section 23(a).

     "TAKING" means, as to any Site, any condemnation or exercise of the power of eminent domain by any Governmental Authority, or any taking in any other manner for public use, including a private purchase, in lieu of condemnation, by a public authority.

     "TAXES" means all forms of taxation, whenever created or imposed, whether imposed by a local, municipal, state, foreign, Federal or other Governmental
Authority, and whether imposed

                                       14

directly by a Governmental Authority or indirectly through any other Person, and, without limiting the generality of the foregoing, will include any income, gross receipts, ad valorem, excise, value-added, sales, use, transfer, franchise, license, stamp, occupation, withholding, employment, payroll, personal property, real property or environmental tax, levy, charge, assessment, fee or premium, together with any interest, penalty, addition to tax or additional amount imposed by a Governmental Authority or indirectly through any other Person.

     "TAX ASSUMPTIONS" has the meaning set forth in Section 39(a)(1).

     "TAX CLAIM" has the meaning set forth in Section 39(d).

     "TAX INDEMNITEE" has the meaning set forth in Section 39(a)(3)(i).

     "TAX INDEMNITY NOTICE" has the meaning set forth in Section 39(a)(3)(i).

     "TAX LOSS" has the meaning set forth in Section 39(a)(3)(i).

     "TECHNICAL CLOSING" has the meaning set forth in the Agreement to Lease and
Sublease.

     "TEN YEAR WITHDRAWAL DATE" has the meaning set forth in Section 10(a).

     "TERM" means: (i) as to this Agreement, the term set forth in Section 9(a);
and (ii) as to each Site, the term during which this Agreement is applicable to such Site.

     "TOWER RELATED ASSETS" means, with respect to each Tower, (a) to the extent such rights are assignable to Lessee, all rights to any warranties held by
Lessor with respect to such Tower (or the related Site) prior to the date hereof
(and if such rights cannot be granted to Lessee, such rights shall be enforced by the applicable Sprint Collocator, at Lessee's cost, at the direction of and for the benefit of Lessee), (b) to the extent such rights are assignable to
Lessee, all rights under any Governmental Approvals held exclusively with respect to the ownership or operation of such Tower (and of the related Site if such Site is an Owned Site) prior to the date hereof (and if such rights cannot be granted to Lessee, such rights shall be enforced by the applicable Sprint
Contributor, at Lessee's cost, at the direction of and for the benefit of
Lessee), (c) to the extent such rights may be granted to Lessee, a sublicense or other right to use any Governmental Approvals not held exclusively with respect to, but held in part for the benefit of, the ownership or operation of such
Tower (and of the related Site if such Site is an Owned Site), and (d) copies of, or extracts from, all current files and records of Lessor or any other
Sprint Group Member solely related to the ownership, occupancy or leasing of such Tower (and of the related Site if such Site is an Owned Site), or, to the extent not so solely related, appropriate extracts thereof. "TOWER RELATED
ASSETS" does not include any intellectual property or intangible rights or
Excluded Assets.

     "TOWER REMOVAL BONDS" means, collectively, any bonds, letters of credit, deposits or other security interests relating to the removal of a Tower from a
Site.

     "TOWER SUBTENANT" means, as to any Site, any Person (other than any Sprint
Collocator), which: (a) is a "sublessee" under any Collocation Agreement affecting such Site; or (b) subleases, licenses or otherwise acquires from
Lessee the right to use Available Space on such Site.

                                       15

     "TOWER SUBTENANT'S COMMUNICATIONS EQUIPMENT" means any Communications
Equipment owned or leased (other than from Lessee) by a Tower Subtenant.

     "TOWER SUBTENANT'S IMPROVEMENTS" means the Improvements of any Tower
Subtenant located at any Site.

     "TOWERS" means the communications towers on the Sites.

     "TRANSACTION DOCUMENTS" means this Agreement, the Agreement to Lease and
Sublease, the Collateral Agreements and all other documents to be executed by the Parties in connection with the consummation of transactions contemplated by the Agreement to Lease and Sublease and this Agreement.

     "TRANSFER TAXES" has the meaning set forth in Section 16(d).

     "TRANSITION SERVICES AGREEMENT" has the meaning set forth in Section 12(c).

     "UNAMORTIZED RENT" means, for any applicable Site, an amount equal to the product of (x) the Rent or Pre-Lease Rent, as applicable for such Site, and (y)
a fraction, the numerator of which is the number of years (to three decimal places) remaining from and after the applicable measuring date to the Site
Expiration Outside Date and the denominator of which is thirty-two (32).

     "UNPAID AMOUNT" has the meaning set forth in Section 11(d).

     "WITHDRAWAL CAUSE" means, as to any Site, the inability of the Sprint
Collocator (after using commercially reasonable efforts) to obtain or maintain any Governmental Approval necessary for the operation of Sprint's Communications
Facility at such Site; provided, however, that a Sprint Collocator may not assert Withdrawal Cause if such Sprint Collocator (i) cannot maintain or obtain or otherwise forfeits a Governmental Approval as a result of the violation of any Laws by such Sprint Collocator or its Affiliates or any enforcement action or proceeding brought by any Governmental Authority against Sprint or its
Affiliates because of any alleged wrongdoing by Sprint or its Affiliates or (ii)
does not have such Governmental Approval on the Effective Date and such
Governmental Approval was required on the Effective Date.

     "WITHDRAWAL DATE" means the effective date of any Sprint Collocator's election to terminate its leaseback or other use and occupancy of the Sprint
Collocation Space at any Site pursuant to a Withdrawal Notice.

     "WITHDRAWAL NOTICE" has the meaning set forth in Section 10(a).

     "WITHDRAWAL RIGHTS" means the rights of a Sprint Collocator to elect to terminate its leaseback or other use and occupancy of the Sprint Collocation
Space with respect to a Site as described in Section 10(a).

     "ZONING LAWS" means any zoning, land use or similar Laws, including, without limitation, Laws relating to the use or occupancy of any communications towers or property, building codes, zoning ordinances and land use regulations.

                                       16

     "90 DAY LESSEE NOTICE" has the meaning set forth in Section 16(c).

     Any other capitalized terms used in this Agreement will have the respective meanings given to them elsewhere in this Agreement.

     SECTION 2. DOCUMENTS.

     (a) This Agreement will consist of the following documents, as amended from time to time as provided herein:

          (i) this Agreement;

          (ii) the following Exhibits, which are incorporated herein by this reference:

    Exhibit A          List of Sites
    Exhibit B          Form of Site Designation Supplement
    Exhibit C          Form of Memorandum of Agreement
    Exhibit D          Form of Officer's Certificate of Sprint Corporation
    Exhibit E          Form of Officer's Certificate of Global Signal Inc.
    Exhibits F and G   Intentionally Omitted
    Exhibit H          Individual Site Rent and Option Purchase Price Amount

          (iii) Schedules to the Exhibits, which are incorporated herein by reference and Schedule 1 hereto which is Incorporated by reference; and

          (iv) such additional documents as are incorporated by reference.

     (b) If any of the foregoing are inconsistent, this Agreement will prevail over the Exhibits, the Schedules and additional incorporated documents.

     SECTION 3. MASTER LEASE SITES AND PRE-LEASE SITES.

     (a) Subject to the terms and conditions of this Agreement, Lessor hereby lets, leases and demises unto Lessee, and Lessee hereby leases, takes and accepts from Lessor the Leased Property of all of the Master Lease Sites. Each
Master Lease Site in addition to the Initial Master Lease Sites will be made subject to this Agreement by means of a Conversion Closing (after which Lessor and Lessee will execute and deliver at a Technical Closing a Master Lease Site
Designation Supplement between Lessor and Lessee and the amendment of Exhibit A hereto to reflect such Site as a Master Lease Site instead of a Pre-Lease Site).
Lessor and Lessee acknowledge and agree that this single Agreement is indivisible (except pursuant to Section 41(d)), intended to cover all of the
Sites and is not a separate lease and sublease or agreement with respect to individual Sites, and in the event of a bankruptcy of any Party, all Parties intend that this Agreement be treated as a single indivisible Agreement. All disclaimers of obligations by Sprint under this Agreement are qualified in all respects by such Parties' representations, warranties and covenants under the
Agreement to Lease and Sublease. In addition, the Parties

                                       17

acknowledge and agree that this Agreement is intended to be treated for U.S.
federal income tax purposes as (i) a lease between Lessee and Lessor, with respect to the Sites, and (ii) a lease between Lessee and the Sprint
Collocators, with respect to the Sprint Collocation Space; and the Parties further agree to not take any position on any tax return that is inconsistent with such treatment.

     (b) As to each Master Lease Site, this Agreement is a grant of a leasehold interest in each Owned Site; and as to Leased Sites and Other Interest Sites,
this Agreement is a grant of a subleasehold or other interest in each Leased
Site or Other Interest Site, as applicable.

     (c) As to each Pre-Lease Site, Lessor hereby appoints, and Lessee agrees to act and will act, as the exclusive operator of the Leased Property at each of the Pre-Lease Sites during the Term as to each Pre-Lease Site. In performing its duties as operator of the Pre-Lease Sites, Lessee will manage, administer and operate each of the Pre-Lease Sites, subject to the provisions of this
Agreement, in a manner (i) which is comparable to and in accordance with prudent management and quality standards used in the telecommunications industry by nation-wide communications tower operators operating portfolios of comparable size and quality as that being leased and operated under this Agreement and (ii)
consistent with the standards used to manage, administer and operate the Master
Lease Sites. Except as specifically provided herein, neither Sprint nor Lessor shall exercise any rights or take any actions with respect to the operation, maintenance, leasing or licensing with respect to any Pre-Lease Sites, all such rights being exclusively reserved to Lessee hereunder.

     (d) Lessee hereby accepts the Leased Property at each Site in its "AS IS"
condition, without any representation, warranty or covenant of or from Lessor,
Sprint or their respective Affiliates whatsoever as to its condition or suitability for any particular use, except as may be expressly set forth in this
Agreement or in the Agreement to Lease and Sublease. Except as set forth in this
Agreement and the Agreement to Lease and Sublease, Lessee hereby acknowledges that neither Lessor, Sprint nor any agent or Affiliate of Lessor or Sprint has made any representation or warranty, express or implied, with respect to any of the Leased Property, or any portion of such Leased Property, or the suitability or fitness for the conduct of Lessee's business or for any other purpose, including the Permitted Use, and Lessee further acknowledges that it has had sufficient opportunity to inspect and approve the condition of the Leased
Property at each of the Sites.

     (e) From and after the Effective Date, Lessee will receive and will be entitled to all of the revenue generated by the Sites and neither Lessor, Sprint nor any of their respective Affiliates will be entitled to any of such revenue, and if any such revenue is paid to any such Person, it will remit same to Lessee as soon as reasonably possible after any Sprint Group Member becomes aware of its receipt thereof (including, without limitation, by notice from Lessee of such receipt), but in no event more than ten (10) Business Days. Lessor or the applicable Sprint Contributor (as applicable) will direct, in writing, all payors of amounts due with respect to any Sites to pay such amounts to Lessee.
From and after the Effective Date, and except as expressly provided in this
Agreement, Lessee also will be responsible for the payment of, and will pay, all expenses related to or associated with the Sites, whether ordinary or extraordinary, and whether foreseen or unforeseen. The rights granted to Lessee under this Agreement include, with respect to each Tower, the right of Lessee to use and employ, to the

                                       18

extent such rights may be legally granted to or used by Lessee, the Tower
Related Assets related to the Sites.

     (f) Lessee may from time to time make, subject to the requirements of
Section 13, such Alterations as Lessee may deem desirable in the proper conduct of its business, so long as (i) such Alteration will not disrupt or otherwise adversely affect the Sprint Collocator's use of the Site in any material respect and is made in accordance with the requirements set forth in Section 13 of this
Agreement, (ii) such Alteration will not result in any material respect in (y)
the value of the Site or portion of such Site being less than the value of such
Site immediately prior to such Alteration, or (z) the economic life of the Site or portion of the Site being less than the economic life of the Site or portion of the Site immediately prior to such Alteration, and (iii) such Alteration will not cause the Site or portion of such Site to constitute "limited use property"
within the meaning of Rev. Proc. 2001-28, 2001-1 C.B. 1156.

     SECTION 4. GROUND LEASES.

     (a) Lessee hereby acknowledges that, as to the Leased Property of each
Leased Site or Other Interest Site, as applicable, this Agreement is subject and subordinate to all of the terms and conditions of, the applicable Ground Lease of such Leased Site or Other Interest Site, as applicable. As to any Leased Site or Other Interest Site, as applicable, neither Lessor nor any other Sprint Group
Member will be deemed to have assumed any duty or obligation of the Ground
Lessor under the applicable Ground Lease and will not be liable or responsible in any manner whatsoever for any failure of such Ground Lessor to perform any such duty or obligation. Lessee agrees that it will promptly pay or cause to be paid the Ground Rent under each of the Ground Leases for the Leased Sites or
Other Interest Sites, as applicable during the Term of this Agreement when such payments become due and payable and, if Lessee fails to pay Ground Rent under any Ground Lease on a timely basis, Lessee will be responsible for any applicable late charges, fees or interest payable to the Ground Lessor;
provided, however, that should any Ground Lessor refuse the payment of Ground
Rent for an applicable Site from any Person other than Lessor or its Affiliate, as applicable, then Lessor or its Affiliate, as applicable, after written notice from Lessee of the need for payment from such Person, will promptly pay such amount, and Lessee will reimburse Lessor therefor within five (5) days after the date of Lessor's payment. Except as provided in Section 4(c), Lessee will abide by, comply in all respects with, and fully and completely perform all terms, covenants, conditions, and provisions of each Ground Lease (including, without limitation, terms, covenants, conditions, and provisions relating to maintenance, insurance and alterations) as if Lessee were the "ground lessee"
under the applicable Ground Lease and, to the extent evidence of such performance must be provided to the Ground Lessor of the applicable Ground
Lease, Lessee will provide such evidence to Ground Lessor. Unless otherwise directed by Lessee or upon the suspension of the limited power of attorney granted to Lessee below, neither Lessor, Sprint, nor any of their respective
Affiliates shall take any actions to interfere with Lessee acting as the "ground lessee" under any Ground Leases as long as Lessee is performing its obligations with respect to Ground Leases hereunder. To the extent that any Ground Lease imposes or requires the performance of the "ground lessee" thereunder of any duty or obligation that is more stringent than or in conflict with any term, covenant, condition, or provision of this Agreement, the applicable term, covenant, condition, or provision of the Ground Lease will control and will constitute the duties and obligations of Lessee under this Agreement as to the subject matter of such term, covenant, condition, or

                                       19

provision. Lessee will not (and with respect to its activities on the Sprint
Collocation Space, each Sprint Collocator will not) engage in or permit any conduct that would: (i) constitute a breach of or default under any Ground
Lease; or (ii) result in the Ground Lessor being entitled to terminate the applicable Ground Lease or to terminate Lessor's right as ground lessee under such Ground Lease, or to exercise any other rights or remedies to which the
Ground Lessor may be entitled for a default or breach under the applicable
Ground Lease. In no event shall Lessee have any liability to any Sprint Group
Member for any breach of a Ground Lease caused by an act or omission of Lessor or any Sprint Group Member, before, on, or after the Effective Date, and the
Sprint Collocators hereby indemnify and hold the Lessee Indemnitees harmless from and against and in respect of any and all Claims (other than Claims, to the extent arising from actions taken by Lessee or its Affiliates) paid, suffered, incurred or sustained by any Lessee Indemnitee and in any manner arising out of, by reason of, or in connection therewith. During the Term as to any Leased Site or Other Interest Site, as applicable, and subject to Sections 4(c) and 4(f)
below, Lessee agrees to exercise prior to the expiration of the applicable
Ground Lease and in accordance with the provisions of the applicable Ground
Lease, any and all renewal options existing as of the Effective Date and any further renewal or extension options that may be granted by any Ground Lessor after the Effective Date for any such Leased Site or Other Interest Site, as applicable, under the Ground Leases of such Leased Sites or Other Interest
Sites, as applicable; provided, however, that Lessee shall not be required to exercise any Ground Lease renewal option if the Sprint Collocator at the Site covered by such Ground Lease is in default of its obligations under this
Agreement as to the Site beyond applicable notice and cure periods provided herein.

     (b) Lessee will not be entitled to act as agent for, or otherwise on behalf of, Lessor or its Affiliates or to bind Lessor or its Affiliates in any way whatsoever in connection with any Ground Lease or otherwise except as provided in this Section 4. Lessor hereby delegates to Lessee the sole and exclusive right to perform the obligations of and assert the rights of the "ground lessee"
under all Ground Leases and of the Sprint Contributors under all Collocation
Agreements with respect to Pre-Lease Sites, and to exercise all rights thereunder subject only to the other provisions of this Section 4. In accordance with the provisions of this Agreement, Lessee will have the right to review, negotiate and execute on behalf of Lessor amendments and other documentation relating to Ground Leases and to otherwise act on behalf of Lessor in dealing with the Ground Lessors under the Ground Leases, and Lessor hereby grants to
Lessee a limited power of attorney and, subject to any limitation on such appointment herein, appoints Lessee as its agent and attorney to review, negotiate and execute on behalf of Lessor amendments and other documentation relating to Ground Leases and to otherwise act on behalf of Lessor in dealing with the Ground Lessors under the Ground Leases. The foregoing power of attorney and appointment are subject to the following requirements and limitations: (i)
all amendments and other documentation executed by Lessee, and actions taken by
Lessee on behalf of Lessor must comply in all respects with the requirements and provisions of this Agreement, (ii) upon request by Lessor, Lessee will provide
Lessor with such summaries, documentation and other information relating to
Lessee's negotiations and other activities pertaining to the Ground Lease and the Ground Lessors as Lessor may reasonably request, and (iii) the foregoing power of attorney and appointment granted herein to Lessee may be suspended by written notice from Lessor to Lessee at any time upon the occurrence of an event of default by Lessee under this Agreement or if Lessee violates or fails to comply with the foregoing requirements and limitations and until such violation or failure is cured. Lessee may use such power of attorney to

                                       20

(i) negotiate and execute any Ground Lease renewal that is for a term of not more than five (5) years, which may contain successive five (5) year renewal options and otherwise shall be on commercially reasonable terms, (ii) execute other modifications, waivers and amendments to Ground Leases that are reasonably required in the normal business and operations of the Sites or (iii) amend, modify, enforce or waive any terms of any Collocation Agreements applicable to
Pre-Lease Sites. Lessee will, and does hereby agree to, indemnify, defend and hold the Sprint Indemnitees harmless from, against and in respect of any and all
Claims paid, suffered, incurred or sustained by any Sprint Indemnitee and in any manner arising out of, by reason of, or in connection with all deeds and activities performed by Lessee pursuant to and under the authority granted by the power of attorney granted in this Section 4(b) (including, without limitation, a violation failure to comply with the foregoing requirements and limitations), provided, however, that such indemnity shall not be for amounts payable under a Ground Lease after the Site Expiration Outside Date, unless
Lessee exercises its rights under Section 36 with respect to a Site or the terms and provisions of such Ground Lease that extends beyond the Site Expiration
Outside Date are not commercially reasonable. Except as expressly provided in this Agreement, no amendment, renewal, extension or other change to any Ground
Lease desired by Lessee during the Term pursuant to this Section 4 will be effected without the prior consent of Lessor, such consent not to be unreasonably withheld, conditioned or delayed. Lessor or the Sprint
Contributors, as applicable, shall respond to any written request that they execute or consent to the execution of a Ground Lease amendment within ten (10)
Business Days of written notice thereof, with a failure to respond being deemed a consent to the execution of such Ground Lease amendment by Lessee.

     (c) With respect to any negotiations with a Ground Lessor of the terms of a renewal or extension of a Ground Lease (other than a renewal or extension pursuant to an option contained in such Ground Lease which Lessor is obligated to exercise pursuant to Section 4(a)), Lessee will, at Lessee's sole cost and expense, use commercially reasonable efforts to negotiate and obtain an extension or renewal of all Ground Leases of the Leased Sites and Other Interest
Sites on behalf of and for the benefit of Lessor, and Lessor, if requested by
Lessee, will make commercially reasonable efforts to assist Lessee in obtaining such extension or renewal; provided, however, that such renewal or extension does not impose any liability or obligation on Lessor, any Sprint Collocator or any of their respective Affiliates during the Term as to the applicable Site for which Lessee is not responsible (or subsequently agrees to be responsible) under the terms of this Agreement. If, at the conclusion of any such negotiations by
Lessee (a "LESSEE NEGOTIATED RENEWAL"), Lessee has obtained a proposal from the applicable Ground Lessor for the renewal or extension of such Ground Lease that provides for Renewal Ground Rent under such renewal or extension that does not exceed one hundred sixty percent (160%) of the Expiring Ground Rent, does not increase any revenue sharing thereunder and does not impose any other conditions or responsibilities on the Lessee thereunder materially more onerous than in such Ground Lease prior to the renewal thereof for such Site, Lessee agrees that
Lessee will be required to accept such proposal and use commercially reasonable efforts to cause such renewal or extension to be entered into (subject to the
Sprint Collocator not being in default hereunder at such Site beyond applicable notice and cure periods provided herein); provided, however, that in such event the Sprint Collocation Charge payable by the Sprint Collocator under this
Agreement for the Sprint Collocation Space at the Site that is subject to such renewal or extension will increase during the entire period of such renewal or extension (and any subsequent renewals or extensions thereof exercised prior to the applicable Withdrawal Date) by the amount

                                       21

of the Shared Ground Rent Increase Payment. If the proposed Lessee Negotiated
Renewal provides for Renewal Ground Rent that exceeds one hundred sixty percent
(160%) of the Expiring Ground Rent or otherwise increases any revenue sharing thereunder or otherwise imposes any other conditions materially more onerous than those contained in such Ground Lease prior to the renewal thereof for such
Site, and Lessee does not desire to accept Renewal Ground Rent, Lessee shall so notify Lessor in writing of the Renewal Ground Rent provided for in such Lessee
Negotiated Renewal, and Lessor shall have right (exercisable by written notice from Lessor to Lessee within thirty (30) days after receipt of such notice from
Lessee to Lessor) to either (i) require Lessee to accept such proposal and use commercially reasonable efforts to cause such Lessee Negotiated Renewal to be entered into (but only at a Renewal Ground Rent not exceeding the amount of the
Renewal Ground Rent contained in the proposed Lessee Negotiated Renewal of which
Lessor was so notified) or (ii) attempt to negotiate the Renewal Ground Rent for the period of such renewal or extension directly with the applicable Ground
Lessor; provided, however, that in either of such events, if any renewal or extension is thereafter entered into, the Sprint Collocation Charge payable by the Sprint Collocator under this Agreement for the Sprint Collocation Space at the Site that is subject to such renewal or extension will increase during the entire period of such renewal or extension (and any subsequent renewals or extensions thereof exercised prior to the applicable Withdrawal Date) by the amount of the Shared Ground Rent Increase Payment. Lessee at any time may enter into any renewal or extension of a Ground Lease on any commercially reasonable terms as it may elect. To the extent that Lessee or any Affiliate of Lessee succeeds to the interest of any Ground Lessor in and to the Ground Lease located at any Site, upon the expiration of the term of such Ground Lease (and any renewal options contained therein), the term of such Ground Lease shall thereafter be automatically renewed for additional five (5) year terms on the same terms and conditions as the immediately preceding renewal or extension term of the Ground Lease, provided, however, that the Ground Rent thereunder shall be increased by an amount equal to the product of (x) the Ground Rent in the term then expiring and (y) a fraction (but not less than one), the numerator of which is the aggregate base Ground Rent payable during the final term of said Ground
Lease (prior to renewal in accordance with this sentence) and the denominator of which is the aggregate base Ground Rent payable during the term immediately preceding the final term of said Ground Lease (prior to renewal in accordance with this sentence), assuming such terms are of equivalent length (or, if not of equivalent length, then the period over which the base Ground Rent for the expiring Ground Lease shall be calculated shall match the length of the renewal or extension, as applicable), or if such Ground Lease had only one term thereto, then the base Ground Rent shall increase during each year of the renewal or extension at the periodic escalations, if any, provided for in the immediately previous five (5) years of the term of such Ground Lease.

     (d) Commencing from and after January 1, 2007, if on the date that is six
(6) months prior to the expiration of any Ground Lease, such Ground Lease has not been renewed or extended, Lessee will so notify Lessor in writing, and
Lessor, at its option, may attempt to negotiate such renewal or extension and if
Lessee has not previously used commercially reasonable efforts pursuant to
Section 4(c) to obtain such renewal or extension, Lessee will reimburse Lessor for its reasonable out of pocket expenses relating to such negotiation;
provided, however, that Lessor will not in connection with such renewal or extension, without the approval of Lessee, agree to any revenue sharing in excess of existing revenue sharing arrangements. If Lessor completes the foregoing negotiations for, and executes and delivers, such renewal or

                                       22

extension (a "LESSOR NEGOTIATED RENEWAL"), the Term as to such Site shall continue in full force and effect; provided, however, that the Sprint
Collocation Charge payable by the Sprint Collocator under this Agreement for the
Sprint Collocation Space at the Site that is subject to the Lessor Negotiated
Renewal will increase during the entire period of such Lessor Negotiated Renewal
(and any subsequent renewals or extensions thereof) by the amount of the Shared
Ground Rent Increase Payment. Notwithstanding anything in this Agreement to the contrary, however, in the event of an increase in the Sprint Collocation Charge as a result of the payment by the Sprint Collocator of any Shared Ground Rent
Increase Payment under this Agreement, no portion of the Sprint Collocation
Charge attributable to any Shared Ground Rent Increase Payment shall be subject to the annual increase in the Sprint Collocation Charge provided for in Section
11(b) (except that the Sprint Collocator will be obligated to pay as a part of the Sprint Collocation Charge any periodic increases in the Shared Ground Rent
Increase Payment based on increased rent, fees and other charges provided for in the applicable Ground Lease during the period of the applicable renewal or extension). The foregoing sentence shall not limit the annual increase in the portions of the Sprint Collocation Charge other than the Shared Ground Rent
Increase Payment as provided in Section 11(b). If Lessor or Lessee is not able to renew or extend any Ground Lease in accordance with Section 4(c) and this
Section 4(d), then the Parties will permit such Ground Lease to expire on the applicable expiration date, in which event this Agreement will have no further force and effect as to the Leased Site or Other Interest Site, as applicable, to which such Ground Lease applies except for such obligations accruing prior to or as of such expiration date that are then unperformed.

     (e) Notwithstanding anything in this Agreement to the contrary, with respect to any Lessee Negotiated Renewal or Lessor Negotiated Renewal with respect to a Site pursuant to which the Sprint Collocator is obligated to pay any Shared Ground Rent Increase Payment in accordance with the provisions of
Section 4(c) or 4(d), such Sprint Collocator agrees that (i) if such Lessee
Negotiated Renewal or Lessor Negotiated Renewal provides for Renewal Ground Rent that exceeds one hundred sixty percent (160%) of the Expiring Ground Rent and the Sprint Collocator exercises its Withdrawal Right with respect to such Site so that the Withdrawal Date for such Site would occur during the term of such
Lessee Negotiated Renewal or Lessor Negotiated Renewal, the Withdrawal Date for
such Site shall be automatically extended to, and shall be, the expiration date of the then current term of such Lessee Negotiated Renewal or Lessor Negotiated
Renewal, (or if such Ground Lease has been extended prior to such exercise of the Withdrawal Right, the Withdrawal Date shall be automatically extended until the expiration of the next applicable Ground Lease term) and (ii) if such Lessee
Negotiated Renewal or Lessor Negotiated Renewal provides for Renewal Ground Rent exceeding one hundred thirty percent (130%), but equal to or less than one hundred sixty percent (160%), of the Expiring Ground Rent for such Site, and the
Sprint Collocator exercises its Withdrawal Right with respect to such Site so that the Withdrawal Date for such Site would occur during the term of such
Lessee Negotiated Renewal or Lessor Negotiated Renewal the Sprint Collocator
shall continue to pay to Lessee the portion of the Sprint Collocation Charge attributable to the Shared Ground Rent Increase Payment for such Site (but no other portion of the Sprint Collocation Charge) in accordance with the provisions of this Agreement until the earlier of (y) the expiration of the then current term of such Lessee Negotiated Renewal or Lessor Negotiated Renewal (or
if such Ground Lease has been extended prior to such exercise of the Withdrawal
Right, the Withdrawal Date shall be automatically extended until the expiration of the next applicable Ground Lease term) or (z) the fifth (5th) anniversary of the commencement of the then current term of such

                                       23

Lessee Negotiated Renewal or Lessor Negotiated Renewal (or if such Ground Lease has been extended prior to such exercise of the Withdrawal Right, the Withdrawal
Date shall be automatically extended until the expiration of the next applicable
Ground Lease term). Notwithstanding the foregoing provisions of this Section
4(e), the obligations of the applicable Sprint Collocator in clause (ii) of the immediately preceding sentence of this Section 4(e) shall not apply with respect to any Lessor Negotiated Renewal (without in any manner otherwise affecting the obligations of the applicable Sprint Collocator under clause (i) of the immediately preceding sentence) if Lessee did not use commercially reasonable efforts pursuant to Section 4(c) to obtain a renewal or extension of the Ground
Lease that was renewed or extended pursuant to such Lessor Negotiated Renewal.
Lessee's commercially reasonable efforts shall mean providing the Sprint
Collocators evidence, which may be a certification as to item (x), that it either (x) engaged in active negotiations with the applicable Ground Lessor or
(y) sent regular correspondence to the applicable Ground Lessor with respect to renewing such Ground Lease, in either case, at least six (6) months prior to the expiration of such Ground Lease. Any dispute under this Section 4 shall be subject to arbitration in accordance with the procedures set forth in Section
31(h). If a Withdrawal Right is exercised with respect to a Site that is the subject of Lessor Negotiated Renewal or a Lessee Negotiated Renewal, Lessee
shall have no obligation to exercise any further extension options under the
Ground Lease applicable to such Site.

     (f) Upon receipt by Lessor or any other Sprint Group Member of any notice of default or notice of an act or omission which could with the passing of time and/or the giving of notice constitute an event of default under a Ground Lease or non-compliance with a term of a Ground Lease (the "DEFAULT NOTICE"), Lessor will, within five (5) Business Days after receipt of the Default Notice or such shorter time as is reasonably necessary to avoid a termination of such Ground
Lease, provide Lessee with a copy of the Default Notice. If such default or non-compliance with a term of a Ground Lease is caused by Lessee or any Tower
Subtenant, Lessee will, and will cause the applicable Tower Subtenant to, cure or otherwise remedy such default or noncompliance. If such default or non-compliance is caused by any Sprint Collocator, or any other Sprint Group
Member, Lessor or the applicable Sprint Collocator will cause such default or non-compliance to be cured or otherwise remedied at its sole cost and expense.
Lessor and each Sprint Contributor hereby agree that if because of the failure of Lessor or any Sprint Contributor to perform of any of its duties, obligations, liabilities or responsibilities under any Ground Lease that results in a default under and termination of a Ground Lease (unless such duty, obligation, liability or responsibility is assumed by Lessee hereunder), the applicable Sprint Collocators shall pay to Lessee an amount equal to the
Unamortized Rent as of the date of termination of the Ground Lease for the affected Site; provided, however, that such payment shall be and constitute liquidated damages (and not as a penalty) to Lessee hereunder on account of such failure, it being agreed between the Parties that the actual damages to Lessee in such event are impractical to ascertain and the amount of the Unamortized
Rent is a reasonable estimate thereof, and Lessee hereby expressly waives and relinquishes any and all other remedies at law or in equity.

     SECTION 5. COLLOCATION AGREEMENTS.

     (a) Without limiting the generality of Section 4, Lessee expressly acknowledges that, as to each Site, this Agreement is subject to all Collocation
Agreements currently in effect with respect to such Site as are set forth in the
Agreement to Lease and Sublease. In respect of each Master Lease Site, by execution of this Agreement as to the Initial Master Lease Sites and

                                       24

thereafter as of the Conversion Closing Date for each additional Master Lease
Site, Lessor does transfer, assign and convey over unto Lessee, for the Term as to such Master Lease Site, all of its rights, title and interest in, to or under any Collocation Agreements affecting such Master Lease Site. In respect of each
Pre-Lease Site, Lessor and each Sprint Contributor does hereby delegate all of its respective rights, duties, obligations and responsibilities under the
Collocation Agreements to Lessee for the Term as to such Site for periods occurring from and after the Effective Date. Lessee does hereby assume and agree to pay and perform all of the duties, obligations, liabilities and responsibilities of Lessor and all Sprint Contributors under the Collocation
Agreements affecting each Site arising from and after the Effective Date, and
Lessee will receive all rents payable under such Collocation Agreement for periods occurring from and after the Effective Date. Lessor, each Sprint
Contributor and Lessee acknowledge and agree that in connection with the transactions described in this Section 5(a), certain of the Collocation
Agreements may be required to be bifurcated as provided in Section 6.11 of the
Agreement to Lease and Sublease and shall be subject to further bifurcation as provided in Section 41(f).

     (b) Lessee will, and does hereby agree to, indemnify, defend and hold the
Sprint Indemnitees harmless from, against and in respect of any and all Claims, paid, suffered, incurred or sustained by any Sprint Indemnitee and in any manner arising out of, by reason of, or in connection with any failure of the duties, obligations, liabilities and responsibilities of Lessor or the Sprint
Contributors under any of the Collocation Agreements (solely in their role as
"landlord" thereunder and not with respect to the use and operation of the
Sprint Collocation Space or otherwise as the subtenant of a Site) affecting each
Site and arising from and after the Effective Date, to be fully and completely performed pursuant to the Collocation Agreements; provided, however, that the foregoing indemnification shall not be deemed to abrogate or impair the operation or effect of any representations or warranties of the Sprint
Contributor made with respect to the Collocation Agreements in the Agreement to
Lease and Sublease or be applicable to a matter that constitutes an Excluded
Liability under, and as defined in, the Agreement to Lease and Sublease.

     (c) The Sprint Collocators hereby agree to indemnify, defend and hold the
Lessee Indemnitees harmless from, against and in respect of any and all Claims, paid, suffered, incurred or sustained by any Lessee Indemnitee and in any manner arising out of, by reason of, or in connection with any failure of the duties, obligations, liabilities and responsibilities of Lessor or any Sprint
Contributor under any of the Collocation Agreements affecting each Site and arising (i) prior to the date hereof, to be fully and completely performed pursuant to the Collocation Agreements, (ii) during the Term of this Agreement and is related to an action or failure to act by the Sprint Contributors or any of their respective Affiliates required under this Agreement, or (iii) following the expiration of the Term as to any Site to which any such Collocation
Agreement applies from and after the date that any such Collocation Agreement is reassigned or deemed reassigned to Lessor or its designee as provided in Section
5(d).

     (d) Unless Lessee exercises the purchase option with respect to a Site under Section 36 of this Agreement, the assignment by Lessor to Lessee of the
Collocation Agreements in respect of each Site will automatically terminate and expire and such Collocation Agreements will automatically be (or be deemed)
reassigned or assigned, as the case may be, to Lessor or its designee, and
Lessor or its designee will accept such reassignment or assignment, as the case

                                       25

may be, upon the expiration of the Term of, or earlier termination of, this
Agreement in respect of such Site.

     SECTION 6. SPRINT COLLOCATION SPACE.

     (a) Lessor, each Sprint Collocator and Lessee expressly acknowledge that, at all times during the Term as to each Master Lease Site, the Sprint
Collocation Space of each Master Lease Site will be deemed to be leased, subleased or otherwise made available by Lessor to Lessee, and subleased back or otherwise made available to the applicable Sprint Collocator, pursuant to this
Agreement, and the Sprint Collocation Space at each Pre-Lease Site will be deemed reserved for or otherwise be made available to the applicable Sprint
Collocator pursuant to this Agreement, in each case for the exclusive possession and use by such Sprint Collocator and its Affiliates and permitted transferees, whether or not such Sprint Collocation Space is now or hereafter occupied. As a part of the Sprint Collocation Space of each Site, Lessee also grants to the
Sprint Collocator as to each Master Lease Site, and the Sprint Collocator reserves and shall at times retain (for the benefit of the Sprint Collocator or any of its Affiliates and except to the extent limited by any restrictions contained in any applicable Ground Lease, the Permitted Encumbrances or by Law):
(i) a non-exclusive right and easement (over the surface of the Site), but subject to the terms of this Agreement, the Ground Leases, the rights of Tower
Subtenants, any other agreements affecting the Site existing prior to the
Effective Date (not entered into by Lessee or its Affiliates) and such commercially reasonable rules and regulations as Lessee may from time to time propagate (such rules and regulations to be applied uniformly by Lessee between the Sprint Collocators and Tower Subtenants) and applicable Laws, for ingress to and egress from the entire Site, and access to the entire Tower and all
Improvements to such Site and Tower, at such times (on a 24-hour, seven (7) day per week basis unless otherwise limited by the Ground Lease), to such extent, and in such means and manners (on foot or by motor vehicle, including trucks and other heavy equipment), as the Sprint Collocator deems reasonably necessary in connection with its full use and enjoyment of the Sprint Collocation Space, including, without limitation, a right to construct, install, use, operate, maintain, repair and replace its Communications Equipment on the applicable
Sprint Collocation Space; and (ii) the right, exercisable only during periods during which the applicable Sprint Collocator is actively performing work at a
Site (and subject to the terms of the applicable Ground Lease and applicable
Laws), to use any unoccupied portion of the ground space at the applicable Site for purposes of temporary location and storage (but only during the period of the performance of such work at such Site) of any of its Communications
Equipment and for performing any repairs or replacements (provided that such use and occupancy of any unoccupied portion of a Site will not materially adversely affect the use and occupancy by, or interfere with the operations of, a Tower
Subtenant or Lessee of the Site, and, provided further that the Sprint
Collocator will be required to remove any of its stored Communications Equipment on any unoccupied portion of the Site upon fifteen (15) days prior written notice from Lessee if such unoccupied portion of the Site is under sublease or other occupancy arrangement with a Tower Subtenant that is prepared to take occupancy of such portion of the Site or is otherwise required for use by Lessee for work or storage at such Site); and (iii) a non-exclusive right and easement for the use, operation, maintenance, repair and replacement of all utility lines, Equipment and appurtenances now existing and located on the Site and providing electrical and any other utility service to Sprint's Communications
Facility on the Site, which right and easement includes the right of the Sprint

                                       26

Collocator and its agents, employees and contractors to enter upon the Site to repair, maintain and replace such utility facilities.

     (b) Notwithstanding the foregoing provisions of this Section 6, except in the event of an Emergency, a Sprint Collocator shall give Lessee at least ten
(10) days prior written notice of its intention to undertake any activity that involves having any Sprint Collocator or its contractors, subcontractors, engineers, agents, advisors, consultants, representatives, or other Persons authorized by such Sprint Collocator to (i) climb the Tower at any Site (and in the event of an Emergency the Sprint Collocator will provide such notice of having climbed the Tower promptly after performed such act), (ii) perform construction or maintenance activities that might reasonably be expected to temporarily or permanently affect access or use of a Site or (iii) involves the use of heavy equipment. No representation is made by Lessee with respect to whether any Sites are accessible by trucks or other heavy equipment or are currently capable of being utilized by same, and Lessee shall have no obligation to any Sprint Collocator to build access roads that are accessible by trucks or other heavy equipment or to prepare the Site to be utilized by same; provided, however, that Lessor will be required to maintain in such order and repair as would be required under industry standards such access roads existing as of the
Effective Date and agrees not to take any action (except as required by Law, a
Governmental Authority, the applicable Ground Lease existing prior to the
Effective Date, any Collocation Agreement existing prior to the Effective Date or other agreement affecting the Site existing prior to the Effective Date (and not entered into by Lessee or its Affiliates)) that would materially diminish or impair any means of access to any Site existing as of the Effective Date. The
Sprint Collocation Space at each Site, on the Land constituting a portion of such Site, shall include an additional unobstructed buffer area three (3) feet in width along and around the perimeter of all portions of Sprint's Improvements located on such Land (collectively, the "SPRINT BUFFER ZONE"); provided, however, that the Sprint Collocators acknowledge and agree that (i) with respect
Sprint's Improvements located on the Land at any Site on the Effective Date, the
Sprint Buffer Zone is hereby established only to the extent it exists on any
Site as of the Effective Date, (ii) with respect to the portions of Sprint's
Improvements consisting of cable runs, the Sprint Buffer Zone need not necessarily include an area three (3) feet in width around the perimeter thereof so long as the applicable Sprint Collocator has reasonable access to such portions of Sprint's Improvements for the purposes of maintenance, repair and replacement thereof. If the Sprint Buffer Zone (coupled with applicable zoning, setback or other Laws or terms in the applicable Ground Lease or agreements with other Tower Subtenants) effectively limits Lessee's ability to lease, license or otherwise allow space at a Site to be used by a prospective Tower Subtenant in a commercially reasonable manner, then the Lessee may, by written notice to the applicable Sprint Collocator, request such Sprint Collocator to reduce the size of the Sprint Buffer Zone to accommodate the reasonable requirements of such prospective Tower Subtenant. Each such request shall be accompanied by reasonable information that will enable the Sprint Collocator to determine the nature and location of the requested reduction and the extent of the proposed encroachment into the Sprint Buffer Zone, and each Sprint Collocator agrees to not unreasonably withhold, condition or delay its consent to any such request.
If any Sprint Collocator consents to such a reduction in the Sprint Buffer Zone, then such reduction shall be effective only during the period during which the permitted encroachment into the Sprint Buffer Zone exists, and at such time as the Improvements or Equipment at the applicable Site that encroach upon the
Sprint Buffer Zone and are the subject of the permitted reduction are permanently removed, the Sprint Buffer Zone shall be reinstated to the extent it existed prior to

                                       27

the time of the permitted reduction. In addition, if at any time the applicable
Sprint Collocator has ceased use of any portion of the Sprint Collocation Space on the Tower that contained Communications Equipment located outside the Sprint
Tower Envelope on the Effective Date, then Lessee may, by written notice to the applicable Sprint Collocator, request such Sprint Collocator to permit Lessee to use such unused portion of the Sprint Collocation Space to accommodate the reasonable requirements of such prospective Tower Subtenant, and each Sprint
Collocator agrees to not unreasonably withhold, condition or delay its consent to any such request.

     (c) Notwithstanding anything in this Agreement to the contrary, (i) Lessor,
Lessee and Sprint acknowledge and agree that certain Sites identified on Exhibit
A, are either being leased, subleased or otherwise made available by Lessor to
Lessee or being operated by Lessee pursuant to this Agreement but are not subject to the sublease to or reservation by any Sprint Collocator of any Sprint
Collocation Space (such Sites, along with any Site where the applicable Sprint
Collocator exercises its Withdrawal Rights from and after the Withdrawal Date for such Site, the "NON-COLLOCATION SITES"), and the duties and obligations of any Sprint Collocator in this Agreement regarding Sprint Collocation Space shall not be applicable to the Non-Collocation Sites and (ii) Lessee shall have no duties to Lessor or Sprint with respect to such Non-Collocation Sites pursuant to Sections 6 and 25. On the Effective Date, the number of Sites either subleased back or otherwise made available to the applicable Sprint Collocator shall not be less than the number of Sites determined in accordance with the methodology set forth in Section 2.6(h) of the Agreement to Lease and Sublease.

     (d) Each Sprint Collocator will, at all times during the Term as to any
Site, at such Sprint Collocator's sole cost and expense, keep and maintain
Sprint's Communications Equipment and Sprint's Improvements in a structurally safe and sound condition and in working order.

     (e) Without limiting any of Lessee's rights or obligations under this
Agreement, Lessee acknowledges and agrees that Lessee will not engage, nor will it permit any Tower Subtenant to engage, in any conduct or activity that might reasonably be expected to interfere (excluding electrical interference which will be governed by Section 15) with the Sprint Collocator's peaceful and quiet enjoyment of the Sprint Collocation Space or the use and operation of the Sprint
Collocator of Sprint's Communications Equipment at such Site. Notwithstanding anything to the contrary herein, in no event shall Lessee be required to enforce any rights against or resolve any disputes with a Tower Subtenant who at the time of such enforcement action or dispute is an Affiliate of Sprint.

     (f) Without limiting the rights or obligations of any Sprint Collocator under this Agreement, each Sprint Collocator acknowledges and agrees that it will not engage, nor permit its Affiliates to engage, in any conduct or activity that might reasonably be expected to interfere (excluding electrical interference which will be governed by Section 15) with Lessee's or any Tower
Subtenant's peaceful and quiet enjoyment of its space on any Tower or the use and operation of Communications Equipment by any Tower Subtenant.

     (g) Each Sprint Collocator agrees to indemnify and hold the Lessee
Indemnitees harmless from and against and in respect of any and all Claims, paid, suffered, incurred or

                                       28

sustained by any Lessee Indemnitee and in any manner arising out of, by reason of, or in connection with the activities of such Sprint Collocator or any of its
Affiliates in connection with any work at any applicable Site performed at by or at the direction of such Sprint Collocator or its Affiliates (but not including any work at any Site that Lessee is required to perform pursuant to this
Agreement). The applicable Sprint Collocator shall restore any property damage to any Site or appurtenant property or any access roads thereto in connection with any such work caused by motor vehicles, trucks or heavy equipment of such
Sprint Collocator, any of its employees, agents, contractors or designees. If such restoration work is not performed by such Sprint Collocator within fifteen
(15) days after written notice from Lessee (or if not capable of being performed within such fifteen (15) day period, then within a reasonable period of time provided that the Sprint Collocator is actively and diligently pursuing completion of such restoration work), Lessee may, but shall not be obligated to perform such work on behalf of an for the account of such Sprint Collocator, and such Sprint Collocator shall reimburse Lessee for the costs of such restoration work within fifteen (15) days after demand thereof, together with reasonable evidence of the incurrence of such costs.

     (h) Lessee agrees to and does hereby waive and relinquish any lien of any kind and any and all rights, including levy, execution and sale for unpaid rents, that Lessee may have or obtain on or with respect to any of Sprint's
Communications Equipment.

     SECTION 7. PERMITTED USE.

     (a) Lessee will use, and will permit the use of, the Leased Property at each Site only for the Permitted Use.

     (b) Lessee will not use, or permit to be used, any Site, or any portion of such Site, by Lessee, any Person (other than the applicable Sprint Collocator or its Affiliates) or the public in such manner as might reasonably be expected to impair Lessor's title to, or interest or rights in, such Site, or any portion of such Site, or in such manner as might reasonably make possible a Claim or Claims of adverse usage or adverse possession by the public, as such, or any Person
(other than the applicable Sprint Collocator or any of its Affiliates), or of
implied dedication of any of the Leased Property of such Site. Nothing contained in this Agreement and no action or inaction by Lessor, any Sprint Collocator or any of their respective Affiliates will be deemed or construed to mean that
Lessor or any Sprint Collocator has granted to Lessee any right, power or permission to do any act or make any agreement that may create, or give rise to or be the foundation for any such right, title, interest, lien, charge or other encumbrance upon the estate of Lessor in any Site.

     (c) Each Sprint Collocator will use the Sprint Collocation Space at each
Site only for installation, use, operation, repair and replacement of Sprint's
Communications Facility. No Sprint Collocator will use the Sprint Collocation
Space at any Site in such manner as might reasonably be expected to impair
Lessee's rights or interest in such Site or in such manner as might reasonably make possible a Claim or Claims of adverse usage or adverse possession by the public, as such, or any other Person (other than the Sprint Collocator or any of its Affiliates), or of implied dedication of such Sprint Collocation Space.
Except as specifically permitted hereunder, Sprint shall have no right to use or occupy any space at any Site other than the Sprint

                                       29

Collocation Space that it occupies from time to time in accordance with the terms of this Agreement.

     SECTION 8. ACCESS.

     Except to the extent limited by any restrictions contained in any applicable Ground Lease, the Permitted Encumbrances, this Agreement or by Law, the interest or rights of Lessee in or to each Site under this Agreement includes, as an appurtenance thereto, a non-exclusive right for access to the
Leased Property of each Site on a 24-hour, seven (7) day per week basis, on foot or motor vehicle, including trucks and other heavy equipment, for the installation and maintenance of the Tower and Improvements of such Site and the
Communications Facilities of Tower Subtenants. The Parties acknowledge and agree that the right to access to any portion of the Leased Property of each Site granted pursuant to this Section 8 will be granted to Lessee and its authorized contractors, subcontractors, engineers, agents, advisors, consultants, representatives, or other persons authorized by Lessee and, under Lessee's direct supervision, and to Tower Subtenants, subject to any restrictions contained in the applicable Ground Lease, the Permitted Encumbrances, this
Agreement or by Law.

     SECTION 9. TERM.

     (a) The term of this Agreement, as to each Master Lease Site, will commence on the Effective Date with respect to the Initial Master Lease Sites and
Conversion Closing Date (as acknowledged and confirmed in the applicable Site
Designation Supplement) with respect to all other Master Lease Sites and will expire on the Site Expiration Date for such Site. The term of this Agreement, as to each Pre-Lease Site, will commence on the Effective Date and will expire on the Site Expiration Date for such Site; provided; however, that the term of this
Agreement as to any Pre-Lease Site shall automatically expire as a result of a
Conversion Closing under the provisions of the Agreement to Lease and Sublease, in which event the Pre-Lease Site will automatically be converted to and become a Master Lease Site hereunder as of the Conversion Closing Date for such Site, and no further instrument will be required to evidence such conversion;
provided, however, that upon the request of any Party, the Parties will promptly execute such instruments as may be reasonably required to further evidence such conversion. This Agreement will remain in full force and effect until the expiration or earlier termination of the term of this Agreement as to all Sites.

     (b) No surrender by Lessee to Lessor of the Leased Property of any Master
Lease Site or any portion of such Site, prior to the expiration of the Term as to such Master Lease Site will be valid or effective unless agreed to and accepted in writing by Lessor, and no act by Lessor, other than such a written acceptance, will constitute an acceptance of any such surrender.

     (c) Upon expiration or earlier termination of the Term as to any Master
Lease Site or as to any Pre-Lease Site prior to any Conversion Closing for such
Pre-Lease Site, Lessee, if requested by Lessor, will, at its cost and expense and in accordance with instructions of Lessor, within a reasonable period of time, but in no event less than thirty (30) days or such shorter period of time as may be required under any applicable Ground Lease, (i) cause the Tower
Subtenants on such Site to stop and cease the operation of their respective
Communications Facilities on such Site (but only to the extent that any such
Tower Subtenant, in Lessee's

                                       30

reasonable judgment, does not occupy such Site pursuant to a commercially reasonable Collocation Agreement) and (ii) to the extent permitted by the applicable Ground Lease, remove all of Lessee's Severable Alterations from such
Site and restore each Site substantially to the condition it was in on the
Effective Date, subject to the addition of any permitted Non-Severable
Alterations; provided, however, that upon expiration or earlier termination of the Term as to any Site upon the expiration or termination of any Ground Lease, if required by the applicable Ground Lease, Lessee will remove the Tower and any
Improvements (whether or not constituting Severable Alterations) from such Site and otherwise restore such Site to the condition required under the applicable
Ground Lease. The Tower and any Improvements so removed (to the extent not constituting Severable Alterations of Lessee) will either be (i) delivered by
Lessee to any Person designated by Lessor for disposition by Lessor or its designee, who shall pay to Lessee its cost of removal thereof, up to the net sales proceeds such Person receives from the dispositions thereof, or (ii) sold or otherwise disposed of by Lessee for not less than their salvage value, and the net proceeds of such sale or other disposition after deducting Lessee's cost of removal thereof will be paid to Lessor when and as received by Lessee. Any
Severable Alterations not removed by Lessee within such 30-day period will, at
Lessor's option, be deemed abandoned by Lessee and title to such Severable
Alterations will automatically, without further action, vest in Lessor. Except as set forth in Section 41, in the event of the expiration of the Term as to any
Site prior to the Site Expiration Outside Date, and without limiting any of
Lessee's other rights or remedies hereunder, Lessee will have no right or claim to any refund or credit of any portion of the prepaid Rent for such Site. Each
Site shall be delivered by Lessee to Lessor at the end of the Term as to such
Site in the condition required by this Agreement and shall otherwise be delivered to Lessor in good condition, repair and order, reasonable wear and tear and casualty and condemnation which Lessee is not required to repair excepted, but without any implied warranties.

     (d) Upon expiration or earlier termination of the Term as to any Master
Lease Site or any Pre-Lease Site (other than as a result of the conversion of such Pre-Lease Site to a Master Lease Site hereunder), Lessee, if requested by
Lessor, will deliver or cause to be delivered to Lessor (i) copies of all written (and effective) Ground Leases, Collocation Agreements and material
Governmental Approvals solely related to such Site or, to the extent not solely related, appropriate extracts thereof, and (ii) copies of, or extracts from, all current files and records of Lessee solely related to the ownership, occupancy or leasing of such Site or, to the extent not so solely related, appropriate extracts thereof; provided, that Lessee will not be required to deliver to
Lessor any privileged document and Lessee, in its sole discretion, may deliver such documents in electronic form.

     (e) Unless and until Lessee has exercised its purchase option under Section
36, Lessor will maintain or replace all Tower Removal Bonds as are in existence as of the Effective Date with respect to the Sites (and provide Lessee copies of same), unless any such Tower Removal Bond is no longer required with respect to a Site. Lessee will, and does hereby agree to, indemnify, defend and hold the
Sprint Indemnitees harmless from, against and in respect of any and all Claims paid, suffered, incurred or sustained by any Sprint Indemnitee and in any manner arising out of, by reason of or in connection with the failure of Lessee to comply with the conditions of the Tower Removal Bonds or any claim made by an obligee on, or any payment made to, such obligee under any Tower Bond.

                                       31

     SECTION 10. WITHDRAWAL.

     (a) The Sprint Collocator at each Site will have Withdrawal Rights, which will be exercisable in respect of any Site only if the applicable Withdrawal
Date is (i) on the tenth (10th) anniversary of the Effective Date (the "TEN YEAR
WITHDRAWAL DATE"), (ii) on the last day of each successive five (5) year period thereafter or (iii) at any time after the Ten Year Withdrawal Date if there is an occurrence of a Withdrawal Cause. To exercise any such Withdrawal Rights with respect to any Site, the applicable Sprint Collocator will give Lessee written notice of such exercise (the "WITHDRAWAL NOTICE"), as applicable (A) not less than one (1) year prior to the Ten Year Withdrawal Date, (B) one hundred eighty
(180) days prior to any applicable Withdrawal Date pertaining to any five (5)
year period following the Ten Year Withdrawal Date, and (C) ninety (90) days prior to any Withdrawal Date occurring as a result of the occurrence of
Withdrawal Cause. If a Sprint Collocator exercises the Withdrawal Rights as to any Site, the Sprint Collocator will not be required to pay the Sprint
Collocation Charge with respect to such Site for the period occurring after the
Withdrawal Date specified in the applicable Withdrawal Notice. Not later than the Withdrawal Date of any Site, the Sprint Collocator will vacate the Sprint
Collocation Space of such Site and remove, at such Sprint Collocator's cost and expense, all of Sprint's Communications Equipment at such Site (and otherwise leave the vacant Sprint Collocation Space in good condition, repair and order
(reasonable wear and tear and loss by casualty and condemnation excepted) and shall remove all of Sprint's Communications Equipment therefrom and restore any damage thereto caused by, through or under any Sprint Group Member), if such
Sprint Collocation Space is occupied, whereupon the Sprint Collocator's right to occupy and use the Sprint Collocation Space of such Site pursuant to this
Agreement will be terminated. At the request of either the applicable Sprint
Collocator or Lessee, the appropriate Parties will enter into documentation, in form and substance reasonably satisfactory to such Parties, evidencing any withdrawal effected pursuant to this Agreement.

     (b) In addition to, and not in limitation of any right of any Sprint
Collocator under Section 10(a), and notwithstanding anything in this Agreement to the contrary, without limiting or diminishing Sprint's payment obligations hereunder in any manner, including its obligation to pay Sprint Collocation
Charge, no Sprint Collocator will have any obligation to occupy, or to operate a
Communications Facility on, the Sprint Collocation Space of any Site, and each
Sprint Collocator will have the right, exercisable at any time during the Term as to any Site, to cease occupying or operating Sprint's Communications Facility on the Sprint Collocation Space of such Site, and retain its right to such
Sprint Collocation Space and may permit any of its Affiliates to occupy such
Sprint Collocation Space, so long as the Sprint Collocator remains the primary obligor for the Sprint Collocation Charge in respect of such Site and such
Affiliates' use of the Sprint Collocation Space is in accordance with all the terms and conditions of this Agreement. In no event shall such use and occupancy by an Affiliate of Sprint diminish the applicable Sprint Collocator's rights and obligations hereunder.

     SECTION 11. RENT AND PRE-LEASE RENT; SPRINT COLLOCATION CHARGE.

     (a) Lessee will prepay Rent in respect of the Leased Property of each of the Initial Master Lease Sites for the entire Term as to such Master Lease Site on the Effective Date. Lessee will prepay the Pre-Lease Rent in respect of the
Leased Property of each Pre-Lease Site for the entire Term as to such Pre-Lease
Site on the Effective Date for each Pre-Lease Site. Such

                                       32

Rent and Pre-Lease Rent will be specifically allocated to the periods as set forth in Exhibit H ("ALLOCATED RENT"); provided, however, that if any Pre-Lease
Site becomes a Master Lease Site as a result of a Conversion Closing, then the remaining portion of the Pre-Lease Rent attributable to the periods from and after the Conversion Closing Date will thereafter be credited to and constitute
Rent for such Master Lease Site for the corresponding periods after such
Conversion Closing Date; and provided, further, that such allocation of Rent and
Pre-Lease Rent shall in no event fail to qualify for the uneven rent test provided for in Treasury Regulations Section 1.467-3(c)(4). For each calendar month during the Term as to each Site, the Sprint Collocator at each Site will pay the Sprint Collocation Charge with respect to the Sprint Collocation Space for such Site (or if there is more than one Tower at such Site on which Sprint maintains Sprint Collocation Space, with respect to the Sprint Collocation Space of each Tower at such Site), in advance on the first day of each such month, beginning on the Effective Date. Lessee agrees that, except pursuant to the terms of Sections 4(f) and 41 and any provision contained in the Agreement to
Lease and Sublease that expressly provides for the same, the Rent and the
Pre-Lease Rent are non-refundable and that Lessee will have no right of abatement, reduction, setoff, counterclaim, rescission, refund, defense or deduction with respect thereto. The Sprint Collocators each agree that they will have no right of abatement (except as set forth in Section 14), reduction, setoff, counterclaim, rescission, refund, defense or deduction with respect to any payment of the Sprint Collocation Charge (including any Shared Ground Rent
Increase Payment) or any amount payable by a Sprint Collocator pursuant to
Section 11(g).

     (b) The following terms will have the following definitions:

     "PRE-LEASE RENT" means, as to any Pre-Lease Site, the amount prepaid by
Lessee to Lessor with respect to such Pre-Lease Site pursuant to this Agreement and as specified in Exhibit H, and "RENT" means, as to any Master Lease Site, the amount prepaid by Lessee to Lessor with respect to such Master Lease Site pursuant to this Agreement and as specified in Exhibit H (and as credited in
Section 11(a)). Pre-Lease Rent and Rent are intended to constitute "fixed rent"
(as such term is defined in Treasury Regulations Section 1.467-1(h)(3)).

     "SPRINT COLLOCATION CHARGE" means, as to any Sprint Collocation Space at any Site, the monthly amount payable to Lessee by the applicable Sprint
Collocator for the sublease, use and occupancy, as applicable, of the Sprint
Collocation Space at such Site pursuant to this Agreement in an amount equal to
$1,400 per month subject to an annual increase on each CPI Change Date equal to the lesser of (a) three percent (3%) or (b) the applicable CPI Change plus two percent (2%).

     (c) If the Effective Date is a day other than the first day of a calendar month, the applicable Sprint Collocation Charge for the period from the
Effective Date through the end of the calendar month during which the Effective
Date occurs will be prorated on a daily basis, and will be included in the calculation of and payable with the Sprint Collocation Charge for the first full calendar month of the Term. If the date of the expiration of the Term as to any
Site is a day other than the last day of a calendar month, the applicable Sprint
Collocation Charge for such calendar month will be prorated on a daily basis. On the Effective Date, the aggregate number of Sites for which the Sprint
Collocation Charge is payable on the Effective Date shall not be less than the number of Sites determined in accordance with the methodology set forth in
Section 2.6(h) of the Agreement to Lease and Sublease.

                                       33

     (d) If any Sprint Collocator does not pay all or any portion of the Sprint
Collocation Charge (the "UNPAID AMOUNT") or any Ongoing Revenue Sharing Payment
when due and payable, the Sprint Collocator will pay Lessee a late charge equal to the product of (i) the lesser of (A) the Prime Rate plus one and one-half percent (1.5%) or (B) twelve percent (12%) per annum and (ii) the Unpaid Amount calculated for each day from the date on which the outstanding Unpaid Amount was due until the date of payment of such Unpaid Amount in full.

     (e) Notwithstanding that Rent and Pre-Lease Rent shall be prepaid in accordance with Section 11(a), the Parties agree that, for Tax purposes only, the Allocated Rent for each Site shall represent and be the amount of Rent or
Pre-Lease Rent, as applicable, for which Lessee becomes liable on account of the use of each applicable Site for each calendar year, in whole or in part, of the
Term.

     (f) It is the intention of the Parties that the allocation of Rent or
Pre-Lease Rent to each Rent Payment Period as provided in Exhibit H constitutes a specific allocation of fixed rent within the meaning of Treasury regulations
Section 1.467-1(c)(2)(ii)(A), with the effect that pursuant to Treasury regulation Sections 1.467-1(d) and 1.467-2, Lessor and Lessee, on any federal income tax returns filed by each of them (or on any Tax return on which their income is included), shall accrue the amounts of rental income and rental expense, respectively, set forth for each Rent Payment Period in Exhibit H under the caption "Proportional Rent." Because Lessee is prepaying the Rent or
Pre-Lease Rent in respect of each Site for the entire Term pursuant to Section
11(a), there shall be considered to exist a loan from Lessee to Lessor for purposes of Section 467 of the Code with respect to each Site equal to the amount set forth in Exhibit H under the caption "Section 467 Loan" (the "SECTION
467 LOAN"). Lessor shall deduct interest expense and Lessee shall accrue interest income, in each case, in an amount equal to that set forth in Exhibit H under the caption "Section 467 Interest" for the applicable Rent Payment Period.
In no event shall any principal or interest on any Section 467 Loan be separately payable as such (including upon any termination of this Agreement with respect to a Site), it being agreed and understood that these items represent characterizations for Tax purposes only, and in no event whatsoever shall Lessee be entitled to a reduction of, or offset against, the amounts of
Rent and Pre-Lease Rent payable pursuant to Section 11(a).

     (g) Each Sprint Collocator shall pay, as additional collocation rent, to
Lessee, (i) within fifteen (15) Business Days after demand by Lessee
(accompanied by reasonable evidence that such amounts are due and payable to the applicable Ground Lessors), an amount equal to one half (1/2) of (A) the lump sum amount necessary to be paid to lessors under any applicable Ground Leases in order to relieve Lessee of any obligation to pay Revenue Sharing Payments under such Ground Leases during the entire Term as to the Site covered by any such
Ground Lease, and (B) any Ongoing Revenue Sharing Payment during the Term of this Agreement; provided, however, that if at the time Lessee notifies any
Sprint Collocator of the existence and amount of such any Ongoing Revenue
Sharing Payment, Lessee also notified the Sprint Collocator of the duration of such Ongoing Revenue Sharing Payment and the amount of and the dates on which such Ongoing Revenue Sharing Payments are due and payable to the Ground Lessor,
Lessor will pay to the Ground Lessor or to Lessee for payment to the Ground
Lessor (as directed by Lessee) the amount of such Ongoing Revenue Sharing
Payments so payable on and before the date when they become due and payable for the duration of such payment period as designated by Lessee. Upon request by any
Sprint Collocator, Lessee will provide Lessor with

                                       34

such supporting documentation as such Sprint Collocator may reasonably require to evidence that any Revenue Sharing Payments are due and payable to any Ground
Lessor.

     SECTION 12. CONDITION OF THE SITES AND OBLIGATIONS OF LESSEE.

     (a) Lessee acknowledges that, as between Lessor, Lessee and the Sprint
Collocator, in respect of each Site, Lessee has the obligation, right and responsibility to repair and maintain such Site except as otherwise provided in this Agreement, including without limitation, an obligation to monitor each
Tower to maintain the structural integrity of the Tower and the ability of the
Tower to hold and support all Communications Equipment then mounted on the
Tower, in accordance with all applicable Laws and standard industry practices.
Unless any Lessee Indemnitee has received payment for a claim for indemnification under Article 9 of the Agreement to Lease and Sublease related to such condition, Lessee shall have no obligation to perform any repair of a
Site with respect to a condition existing prior to the date hereof. Subject to the other provisions contained in this Agreement, Lessee, at its sole cost and expense, will monitor, maintain and repair each Site such that the Sprint
Collocator and Tower Subtenants may utilize such Site to the extent permitted in this Agreement, including, without limitation, the markings on each Tower and the structural integrity of each Tower. Installation, maintenance and repair of each Site will comply in all material respects with all Laws and will be performed in a manner consistent with standard industry practices and so as to minimize any material disruption in the Sprint Collocator's business conducted, and use and operation of Sprint's Communications Equipment located, at such
Site. Lessee assumes all responsibilities, as to each Site, for any fines, levies, and/or other penalties imposed as a result of non-compliance with such requirements of the applicable Governmental Authorities commencing from and after the Effective Date with such requirements of the applicable Governmental
Authorities except for non-compliance caused by Sprint or its Affiliates that is not caused as a result of Lessee's failure to perform its obligations under this
Agreement. Sprint assumes all responsibilities, as to each Site, for any fines, levies, and/or other penalties imposed as a result of Sprint's or its Affiliates past, current or future non-compliance with such requirements of the applicable
Governmental Authorities. Subject to the terms of any applicable Collocation
Agreement in existence as of the Effective Date, Lessee will use reasonable efforts to cause and (if a default would result under any applicable Ground
Lease for a failure to cause) shall cause Tower Subtenants to maintain and repair all of its Communications Equipment on each Site in accordance with the requirements of this Agreement; provided, however that nothing herein will require Lessee to maintain any of Sprint's Communications Equipment or any
Communications Equipment of Tower Subtenants to the extent that such Tower
Subtenants are required to perform such maintenance. Without limiting the foregoing, Lessee at its own cost and expense, will make (or cause to be made)
all Alterations to the Sites as may be required from time to time to meet in all material respects the requirements of applicable Laws except for the maintenance and repair work to be performed by the Sprint Collocator in accordance with clause (c) of this Section 12.

     (b) For each Site, Lessee, at its sole cost and expense, will provide
Lessor, as applicable, all necessary and appropriate information reasonably requested by Lessor for Lessor to obtain (and Lessor will obtain within a reasonable amount of time) all of the certificates, permits, and other approvals which may be required in connection with FCC or FAA regulations. Lessee will also provide Lessor all appropriate information reasonably requested by Lessor pertaining to any easements or consents which are required from any third parties with respect to

                                       35

the operation of such Site (to the extent different from the easements and consents needed prior to the Effective Date), including with respect to the lighting system serving such Site, and Lessor will cooperate with Lessee in connection with such actions, as contemplated by Section 18 (without requirement that Lessee expend any sums to obtain any such easement or consent).
Notwithstanding anything herein to the contrary, Lessee will have no obligation to provide any information necessary for Lessor or any Sprint Collocator to obtain any certificate, permit or other approval relating to Sprint's
Communications Equipment. If, as to any Site, any material certificate, permit, license, easement, or approval relating to the operation of such Site is canceled, expires, lapses, or is otherwise withdrawn or terminated (unless the same is the result of the acts or omissions of Lessor, any Sprint Collocator or their respective Affiliates, agents or employees) or, if Lessee has breached its obligation under this Section 12(b), then the applicable Sprint Collocator will have the right, in addition to its other remedies pursuant to this Agreement, at law, or in equity, to take appropriate action to remedy any such noncompliance and demand reimbursement for any expenses incurred in connection with such actions from Lessee. Notwithstanding anything to the contrary contained herein,
Lessee will have no obligation to obtain or restate (or otherwise provide information for Lessor or any Sprint Collocator to obtain or restate) any certificates, permits or approvals that (i) relate exclusively to Sprint's
Communications Equipment or (ii) were rescinded due to a violation by any of the same by Lessor or any Sprint Collocator. Each applicable Sprint Collocator will, at all times, keep, operate and maintain Sprint's Communications Equipment at each Site in a safe condition, in good repair and in accordance with applicable
Laws.

     (c) The following provisions will apply with respect to the lighting systems serving the Sites:

     For each Site, Lessee agrees to monitor the lighting system serving such
Site and will notify the appropriate FAA service office of any lighting failure not existing on the Effective Date or at the time responsibility for such notification is assumed by Lessee under the Transition Services Agreement of even date herewith (the "TRANSITION SERVICES AGREEMENT") in accordance with the requirements of applicable Law. In addition, Lessee agrees, as soon as practicable, to begin a diligent effort to repair any failed lighting in accordance with the requirements of applicable Law, and to notify Lessor and the applicable Sprint Collocator upon successful completion of the repair.
Notwithstanding anything to the contrary contained in this Agreement, Lessee agrees to indemnify, defend and hold each Sprint Indemnitee harmless from and against any Claims arising out of or by reason of any failed lighting (unless such Claim is the result of the action or failure to act of Lessor, the Sprint
Collocator or their respective Affiliates, agents or employees). In addition to and not in limitation of Sections 31(e) and (f), if Lessee defaults under this
Section 12(c), Lessor or the Sprint Collocator, in addition to their other remedies pursuant to this Agreement, at law, or in equity, may elect to take appropriate action to repair or replace lights and invoice Lessee. In addition,
Lessor may subject to arbitration of any dispute pursuant to the provisions of
Section 31(h), terminate this Agreement as to such Site (i) if Lessor or Lessee is at any time fined by the FAA (pursuant to a final and non-appealable order)
as a result of the occurrence of such default or (ii) if Lessor has given Lessee notice of such default under Section 31(e)(ii) and Lessee does not cure such default within the applicable cure period set forth in Section 31(e)(ii), within sixty (60) days of the occurrence of such event. The foregoing right may not be exercised by Lessor if (a) such fine occurs during a period where Lessor or a
Sprint Collocator is still providing light monitoring service to Lessee with respect to

                                       36

a Site and such fine results in whole or in part from the failure of Lessee to receive timely information with respect to the failure of a lighting system; (b)
such fine occurs during a period where light monitoring service is being transitioned to Lessee and Lessee takes prompt action to address any non-compliance of which it is aware; (c) such fine or non-compliance or underlying failure of the lighting system results from actions or omissions of
Sprint, its Affiliates or agents or (d) such fine or non-compliance results from the occurrence a force majeure event. Notwithstanding Lessor's agreement to provide such light monitoring service, Lessee will perform, at Lessee's sole cost and expense, all repair and maintenance associated with the lighting system at each Site. Without in any way affecting Lessee's obligations relating to lighting; (i) during the Term, the applicable Sprint Collocator will have the right, at its expense, to install and maintain equipment for the purpose of monitoring (x) the lighting system serving the Tower or the Improvements of each
Site, and/or (y) any device of Lessee's used to monitor the lighting system serving each Tower (provided that none of the foregoing interferes with Lessee's monitoring of the lighting system at such Site or any of Tower Subtenant's use of the Site or does not otherwise result in any material increased costs to
Lessee or any Tower Subtenant); and (ii) Lessee will have the right, at its expense, to install and maintain equipment for the purpose of monitoring any device of the Sprint Collocator used to monitor the lighting system servicing any Tower.

     (d) Without limiting Lessee's obligations under this Section 12 and the other provisions of this Agreement, the Parties acknowledge that each Sprint
Collocator (or its Affiliate) is licensed by the FCC to provide telecommunications services and that the Sites are used to provide those services. Nothing in this Agreement will be construed to transfer control of any
FCC authorization held by any Sprint Collocator (or its Affiliate) to Lessee with respect to telecommunications services provided by Sprint or to limit the right of any Sprint Collocator (or its Affiliate) to take all necessary actions to comply with its obligations as an FCC licensee or with any other legal obligations to which it is or may become subject (subject to the other terms of this Agreement with respect to actions Sprint may take with respect to a Site).

     SECTION 13. REQUIREMENTS FOR ALTERATIONS; TITLE TO ALTERATIONS; ADDITION OF
EQUIPMENT; WORK ON THE SITE.

     (a) All Alterations that are made to a Site (whether required or optional), including, without limitation, Alterations made to the Sprint Collocation Space of a Site to the extent required to be performed by Lessee, will comply with the requirements of Section 3(f) of this Agreement. Title to each Alteration will without further act or instrument be deemed to constitute a part of the Site and be subject to this Agreement unless such Alteration is a Severable Alteration.

     (b) Whenever Lessee makes Alterations to any Site; constructs, replaces, maintains or repairs the Tower and Improvements of any Site; installs, maintains, replaces or repairs, or causes Tower Subtenants to install, maintain, replace or repair, any Equipment; or reconstruct or restore the Leased Property
(the "LESSEE WORK"), the following provisions will apply:

          (i) No Lessee Work will be commenced until all certificates, licenses, permits, authorizations, consents and approvals necessary for the Lessee
     Work, from all Governmental Authorities having jurisdiction with respect to any Site or the Lessee Work

                                       37

     as set out in Section 3(f) of this Agreement, have been obtained. Lessor will reasonably cooperate with Lessee, at Lessee's sole cost and expense, as is reasonably necessary in connection with Lessee's obtaining all such certificates, licenses, permits, etc. required to be issued by any
     Governmental Authorities in connection with Lessee's Work.

          (ii) Lessee will commence and perform the Lessee Work in accordance with then-current industry-standard practices and procedures ("STANDARD
     PROCEDURES").

          (iii) Lessee will cause the Lessee Work to be done and completed in a good, substantial and workmanlike manner and in compliance in all material respects with all Laws. Lessee will be solely responsible for construction means, methods, techniques, sequences and procedures, and for coordinating all activities related to the Lessee Work, and neither Lessor nor any
     Sprint Collocator will have any duty or obligation to inspect the Lessee
     Work, but will have the right to do so, at reasonable times, upon reasonable prior notice and in a reasonable manner.

          (iv) Lessee will promptly commence the Lessee Work and, once commenced, diligently and continually pursue the Lessee Work and complete the Lessee Work within a reasonable time. Lessee will assign such qualified personnel to the Lessee Work as may be necessary to cause the Lessee Work to be completed in an expeditious fashion.

          (v) All Lessee Work will be performed at Lessee's sole cost and expense. Lessee will provide and pay for all labor, materials, goods, supplies, equipment, appliances, tools, construction equipment and machinery and other facilities and services necessary for the proper execution and completion of the Lessee Work. Lessee will promptly pay when due all costs and expenses incurred in connection with the Lessee Work.
     Lessee will pay, or cause to be paid, all fees and Taxes required by Law in connection with the Lessee Work.

          (vi) Lessee will be responsible for initiating and maintaining all necessary safety precautions and programs in connection with the Lessee
     Work, and will take necessary protections in accordance with Standard
     Procedures to prevent damage, injury or loss to, the Lessee Work, all persons performing Lessee Work on the Site, all other persons who may be involved in or affected by the Lessee Work, and all materials and equipment to be incorporated in the Lessee Work, Tower and Improvements of such Site.

          (vii) Lessee will procure and maintain in full force and effect, and will cause its contractors and subcontractors to procure and maintain in full force and effect, with respect to the Lessee Work: (x) in the case of
     Lessee only but subject to Section 24, full replacement cost "ALL-RISK",
     "BUILDER'S RISK" insurance, insuring the Lessee Work; and (y) the other types of insurance required to be maintained pursuant to Section 24 of this
     Agreement. Such additional insurance policies will meet the requirements set forth elsewhere in this Agreement with respect to the insurance policies otherwise required to be obtained and maintained by Lessee under this Agreement.

     SECTION 14. DAMAGE TO THE SITE, TOWER OR THE IMPROVEMENTS.

                                       38

     (a) If there occurs a casualty which damages or destroys all or a
Substantial Portion of any Site, then within thirty (30) days after the date of the casualty, Lessee shall notify Lessor in writing as to whether the Site is a
Non-Restorable Site (it being understood Lessee may waive any condition in the definition of Non-Restorable Site, if it believes in good faith that Restoration may be commenced (and a building permit issued) within one year), which notice will specify in detail the reasons for such determination by Lessee, and if such
Site is not a Non-Restorable Site the estimated time, in Lessee's reasonable judgment, for Restoration of the Site (a "CASUALTY NOTICE"). If Lessee fails to give Casualty Notice to Lessor within such thirty (30) day period, the affected
Site shall be deemed not to be a Non-Restorable Site. If Lessor or the applicable Sprint Contributor disagrees with any determination of Lessee in the
Casualty Notice that the Site is a Non-Restorable Site, Lessor or the applicable
Sprint Contributor (as applicable) may institute arbitration proceedings to determine any such matter in the manner described in Section 31(h). If such Site is a Non-Restorable Site, then (i) either Lessee or the applicable Sprint
Collocator shall have the right to terminate the applicable Sprint Collocator's leaseback or other use and occupancy of the Sprint Collocation Space at such
Site, upon written notice to the applicable Sprint Collocator and such leaseback or other use and occupancy at such Site shall terminate as of the date of such
Notice and (ii) Lessor or the applicable Sprint Contributor, as applicable, will have the right to terminate this Agreement as to such Site by written notice to
Lessee within thirty (30) days after receipt of such written notice from Lessee, whereupon the Term as to such Site will automatically expire as of the date of such notice of termination and, if such right is exercised, the applicable
Sprint Collocator's leaseback or other use and occupancy of the Sprint
Collocation Space shall be terminated by written notice to Lessee within thirty
(30) days after receipt of such written notice from Lessee, whereupon the Sprint
Collocator's rights and obligations as to the leaseback or other use and occupancy of Sprint Collocation Space at such Site will automatically expire as of the date of such notice of termination. In all instances Lessee shall have the sole right to retain all insurance Proceeds related to a Non-Restorable Site and any other Site.

     (b) If there occurs, as to any Site, a casualty which damages or destroys
(i) all or a Substantial Portion of such Site and the Site is not a
Non-Restorable Site, or (ii) less than a Substantial Portion of any Site,
Lessee, at its sole cost and expense, will promptly and diligently commence with the adjustment of Lessee's insurance Claims with respect to such event within a period of thirty (30) days after the date of the damage and, thereafter, promptly commence, and diligently prosecute to completion, the Restoration of the same. The Restoration will be carried on and completed in accordance with the provisions and conditions of this Section 14.

     (c) If Lessee is required to restore any Site in accordance with Section
14(b), all Proceeds of Lessee's insurance will be held by Lessee or the Lessee
Lender and applied to the payment of the costs of the Restoration and will be paid out from time to time as the Restoration progresses. Any portion of the
Proceeds of Lessee's insurance applicable to a particular Site remaining after final payment has been made for work performed on such Site will be retained by and be the property of Lessee. If the cost of Restoration exceeds the Proceeds of Lessee's insurance, Lessee will pay the excess cost.

     (d) Without limiting Lessee's obligations under this Agreement in respect of a Site subject to a casualty, if Lessee is required to cause the Restoration of a Site that has suffered a casualty, Lessee will make available to the Sprint
Collocator a portion of the Leased Property of

                                       39

such Site for the purpose of the Sprint Collocator's locating, at its sole cost and expense, a temporary communications facility, and will give the Sprint
Collocator priority over Tower Subtenants at such Site as to the use of such portion; provided, however, that (i) the placement of such temporary communications facility will not interfere in any material respect with Lessee's
Restoration or the continued operations of any Tower Subtenant; (ii) the Sprint
Collocator will obtain any permits and approvals, at the Sprint Collocator's cost, required for the location of such temporary communications facility on such Site; and (iii) there must be Available Space on the Site for locating such temporary communications facility.

     (e) If Lessee fails at any time to diligently pursue the substantial completion of the Restoration of the Site required under this Agreement (subject to delay for force majeure events other than inability to obtain Governmental
Approvals), the Sprint Collocator may, in addition to any other available remedy, terminate this Agreement as to the Sprint Collocator's leaseback or other use and occupancy of the Sprint Collocation Space at the applicable Site upon giving Lessee written notice of its election to terminate at any time prior to completion of the Restoration.

     (f) From and after any casualty as to any Site described in this Section 14 and during the period of Restoration at a Site, the Sprint Collocation Charge
with respect to such Site will abate until completion of the Restoration.

     (g) The Parties acknowledge and agree that this Section 14 is in lieu of and supersedes any statutory requirements under the laws of any State applicable to the matters set forth in this Section 14.

     SECTION 15. TOWER SUBTENANTS; INTERFERENCE.

     (a) Lessee acknowledges and agrees that Lessee will not permit the addition of any Tower Subtenants at any Site if such addition would materially and adversely affect the operation of Sprint's Communications Equipment installed prior to such Tower Subtenant's addition and the Sprint Collocator's operation, use or enjoyment of any Sprint Collocation Space on such Site, taking into account customary and commercially reasonable practices for multi-tenant wireless communication sites and towers.

     (b) Lessee will not and will not permit any Tower Subtenant at any Site to
(i) install or change, alter or improve the frequency, power, or type of the
Communications Equipment that materially and adversely interferes with the operation of Sprint's Communications Equipment in existence on such Site as of the date of such installation, change, alteration or improvement or is not authorized by, or violates, any applicable Laws or is not made or installed in accordance with good engineering practices (and Lessee will require any Tower
Subtenant who subleases, licenses, or uses any portion of a Site to covenant to comply with the foregoing); or (ii) implement a configuration which materially and adversely interferes with the operation of Sprint's Communications Equipment on such Site in existence as of the date of such implementation.

     (c) If any Tower Subtenant installs or operates any Communications
Equipment which is in violation of, any Laws, Lessee will cause such Tower
Subtenant to shut down such

                                       40

Communications Equipment as promptly as practicable (but in any event within fifteen (15) days after having actual knowledge thereof), failing which Lessee will shut down such Communications Equipment.

     (d) If any interference at any Site (at levels above commercially acceptable levels of interference at multi-tenant wireless communication sites)
occurs as a result of actions of Lessee or Tower Subtenants described in Section
15(b) above as to any Site, Lessee will be responsible for coordinating and resolving any such interference problems caused by Lessee or Tower Subtenants at such Site, including, without limitation, using its commercially reasonable efforts to correct and eliminate the interference within two (2) Business Days of receipt of notification from the Sprint Collocator and perform an interference study in accordance with then-current industry-standard procedures.
If the interference cannot be corrected or eliminated within such two (2)
Business Days period, Lessee will cause, at Lessee's option, any of Lessee's or
Tower Subtenants' Communications Equipment or Communications Facility that interferes with the operation of Sprint's Communications Facility's authorized frequency spectrum or signal strength, to be immediately powered down or turned off, with the right to turn such interfering Communications Equipment or facility back up or on only during off-peak hours in order to determine whether such interference continues or has been eliminated; provided, that if any interference continues at the time the power output of the interfering
Communications Equipment is powered down, the Communications Equipment that interferes with the operation of Sprint's Communication Facility or the Sprint
Collocation Space will be turned off. If Lessee or any Tower Subtenant cannot reasonably correct or eliminate such interference within thirty (30) days of receipt of written notice from the Sprint Collocator, Lessee will or will cause such Tower Subtenant to cease the operations of the applicable Communications
Equipment and to stop providing services from the applicable Communications
Facility or the Leased Property at the applicable Site in its entirety until the interference problems are resolved.

     (e) Notwithstanding the foregoing provisions of this Section 15, (i) the obligations of Lessee hereunder as to any Site are subject to the rights of any
Tower Subtenant under any Collocation Agreement in existence as of the Effective
Date at such Site, and to the extent that the provisions of any such Collocation
Agreement prohibits Lessee from performing the obligations of Lessee hereunder,
Lessee will be required to perform such obligations only to the extent permitted under such Collocation Agreement and shall have no liability with respect thereto to any Sprint Collocator and (ii) Lessee shall have no obligation to enforce any rights under a Collocation Agreement against an Affiliate of Sprint.

     (f) The applicable Sprint Collocator will not, as to any Site, (i) install or change, alter or improve the frequency, power, or type of Sprint's
Communications Equipment that materially and adversely interferes with the operation of any Tower Subtenant's Communications Equipment in existence on such
Site as of the date of such installation, change, alteration or improvement or is not authorized by, or violates, any applicable Laws or is not made or installed in accordance with good engineering practices or otherwise violates the terms of any Collocation Agreement existing on the Effective Date; or (ii)
implement a configuration which materially and adversely interferes with the operation of any Tower Subtenant's Communications Equipment on such Site in existence as of the date of such implementation.

                                       41

     (g) If the Sprint Collocator installs or operates any Communications
Equipment which is not authorized by, or is in violation of, any Laws, the
Sprint Collocator will remove such Communications Equipment as promptly as practicable (but in any event within fifteen (15) days after having actual knowledge thereof).

     (h) If any interference (at levels above commercially acceptable levels of interference at multi-tenant wireless communication sites) occurs as a result of actions of the Sprint Collocator described in Section 15(f) above as to Sprint's
Communications Equipment at any Site, the Sprint Collocator will be responsible for coordinating and resolving any such interference problems caused by the
Sprint Collocator, including, without limitation, using its commercially reasonable efforts to correct and eliminate the interference within two (2)
Business Days of receipt of notification from Lessee and perform an interference study in accordance with then-current industry-standard procedures. If the interference cannot be corrected or eliminated within such two (2) Business Day period, the Sprint Collocator will cause any of Sprint's Communications
Equipment that interferes with the operation of any Tower Subtenant's
Communications Facility's authorized frequency spectrum or signal strength, to be immediately powered down or turned off, with the right to turn such interfering Communications Equipment or facility back up or on only during off-peak hours specified by Lessee in order to determine whether such interference continues or has been eliminated; provided, that if any interference continues at the time the power output of the interfering
Communications Equipment is powered down, the Communications Equipment that interferes with the operation of the applicable Tower Subtenant's Communication
Facility will be turned off. If the Sprint Collocator cannot correct or eliminate such interference within thirty (30) days of receipt of written notice from Lessee, the Sprint Collocator will cease the operations of the applicable
Communications Equipment and to stop providing services from the Sprint's
Communications Facility or the Sprint Collocation Space of the applicable Site in its entirety until the interference problems are resolved.

     SECTION 16. TAXES.

     (a) Subject to Sections 16(b) and (c) and 39(b), and except as provided below, Lessee will be responsible for all Taxes upon or with respect to (A) any of the Leased Property, any portion of such Leased Property, or any interest therein, (B) the acquisition, purchase, sale, financing, leasing, subleasing, ownership, maintenance, repair, redelivery, alteration, insuring, control, use, operation, delivery, possession, repossession, location, storage, refinancing, refund, transfer of title, registration, reregistration, transfer of registration, return, or other disposition of any of the Leased Property or any portion of such Leased Property, or interest in such Leased Property, (C) the rental payments, receipts, or earnings arising from the Leased Property, any portion of such Leased Property, or any interest in such Leased Property, or payable pursuant to this Agreement, or any other payment or right to receive payment pursuant to any related document, or (D) any Alteration, removal, substitution, maintenance, or repair of any of the Leased Property. Subject to
Sections 16(b) and (c) and 39(b), and except as provided below, Lessee will be responsible for all Taxes upon or with respect to each Site applicable to all periods occurring after the Effective Date and during the Term as to such Site.
Lessee will receive any refunds for Taxes paid by Lessee pursuant to this
Agreement. Notwithstanding the foregoing, Lessee will not be required to pay any
Taxes payable with respect to a Leased Site or Other Interest Site, if the applicable Ground Lease provides that the Ground Lessor is responsible for such
Taxes without pass-through to the applicable ground lessee and the Ground

                                       42

Lessor actually pays any such Taxes. If the Ground Lessor does not pay any such
Taxes and either Party becomes aware of it, the Parties will, at Lessee's expense, cooperate and use commercially reasonable efforts to cause the Ground
Lessor to pay such Taxes.

     (b) In the taxable periods occurring during the Term as to any Site, any
Taxes (determined without regard to the Term) for which Lessee is responsible under this Section 16 and that are calculated or assessed on the basis of a time period any portion of which is not included within the Term as to such Site
(e.g., Property Taxes assessed annually) will be prorated proportionately between Sprint and Lessee based on the number of days in each such period during the time period of assessment that is included within the Term as to such Site.
Lessee's obligations for Taxes under this Section 16 will be limited to that proportionate amount of such Taxes attributable to the period during which this
Agreement is in effect with respect to such Site; provided, that any Taxes resulting from special assessments or appraisals of any Site occurring during the period during which this Agreement is in effect will be the sole responsibility of Lessee. Any other Taxes that are not calculated or assessed on the basis of a time period, but for which Lessee is responsible under Sections
16 or 39(b), will be prorated using a fair and equitable proration method that considers, among other things, the basis upon which such Taxes are assessed.

     (c) Notwithstanding anything to the contrary in this Section 16 or in
Section 39, the Parties agree as follows with respect to Property Taxes: (i)
Lessor or Sprint will prepare all returns with respect to Property Taxes in the ordinary course and with the same degree of diligence that it exercises with respect to similar tax compliance matters; (ii) Lessor or Sprint will pay all
Property Taxes on a timely basis to the appropriate Governmental Authority and
Lessee shall have no responsibility for Property Taxes other than with respect to the Lessee Property Tax Charge and Landlord Reimbursement Taxes, (iii) for
each calendar year, or portion thereof, that is included in the Term as to each
Site, Lessee will pay to Lessor the Lessee Property Tax Charge on or before July
1 of the respective calendar year; provided that if the Effective Date is after
July 1, the payment for the first calendar year (or portion thereof) shall be made on the Effective Date; provided further that if the Term ends prior to July
1, the payment for the final year shall be made on the last day of the Term; and
(iv) by June 15 of each calendar year, Lessor will provide Lessee with an officer's certificate in the form of Exhibit D. Lessor, Lessee and Sprint will cooperate with each other, and make available to each other such information as will reasonably be necessary, in connection with the preparation of tax returns for Property Taxes and any audit or judicial or administrative proceeding relating to the same. Lessee will be responsible for all Landlord Reimbursement
Taxes for which the applicable Ground Lessor seeks reimbursement under the provisions of the Ground Lease after the Effective Date and during the Term with respect to each Site; provided, however, the Parties will prorate such amounts relating to tax periods that include the Effective Date or the Site Expiration
Date in a manner consistent with the provisions of Section 16(b) and the paying
Party will be entitled to reimbursement from the non-paying Party for the non-paying Party's portion of the Landlord Reimbursement Taxes paid, and provided further that, with respect to the twelve month period beginning on the
Effective Date, Lessor will reimburse Lessee for the amount of the aggregate
Landlord Reimbursement Taxes paid by Lessee (prorated for such twelve month period with the actual amount of Landlord Reimbursement Taxes during 2005 and
2006 straightlined) that exceed the product of $200 multiplied by the number of
Sites. To the extent either Party is entitled to reimbursement from the other
Party for the payment of prorated Landlord

                                       43

Reimbursement Taxes, such reimbursement shall be due within fifteen (15) days of the presentation of a statement reflecting amounts due and appropriate other documentation supporting the calculation and payment of such amounts to the applicable Ground Lessor. In the event of (1) the non-payment of Taxes when due
(unless such Taxes are being contested in good faith and there is no material risk of forfeiture of any Site as a result of such non-payment of Taxes) by
Lessor or any of its Affiliates, which could result in a material risk of forfeiture of a Site (in which case, Lessor will promptly notify Lessee when
Lessor becomes aware of such event) or (2) the failure by Lessor to deliver the certificate required to be delivered under clause (iv) of the first sentence of
Section 16(c) with respect to any Site by July 15 of the calendar year, Lessee may notify Lessor in writing of the non-payment of Taxes and request that Lessor or its Affiliates take action within 90 days to pay such Taxes and remove any
Liens ("90 DAY LESSEE NOTICE"). Within 90 days after receipt of the 90 Day
Lessee Notice, Lessor will provide evidence to Lessee to support that Lessor or its Affiliates have paid such Taxes and started the process of removing any Lien or have contested such Taxes in good faith with the appropriate Governmental
Authority and are diligently prosecuting such contest, and there is no material risk of forfeiture of the Site. In the case of a contest, Lessor will provide periodic updates to Lessee at least every 30 days thereafter until Lessor provides evidence that such Lien has been removed. In the event that Lessor or its Affiliates have elected to contest a Tax on a Site in accordance with the provisions of this Section, Lessor agrees that it or its Affiliates will pay all
Taxes and take all actions necessary to remove any Lien within the time provided by the appropriate Governmental Authority after a final determination. If, on the ninety-first day after receipt of the 90 Day Lessee Notice, the Lessor or its Affiliates have not (x) paid such Taxes and otherwise started the process of removing any Lien or (y) taken action to contest such Taxes and continuously prosecuted such contest, and there is no material risk of the forfeiture of the
Site, the Lessee may (but shall be under no obligation to) pay the Tax and cure any Lien by taking any reasonable action necessary. Lessor will reimburse Lessee for all costs incurred in paying such Taxes within 15 days of the presentation to Lessor by Lessee of written documentation evidencing the payment of such
Taxes and the removal of any Lien for which Lessee is requesting reimbursement.
If, at any time after delivery of the 90 Day Lessee Notice, a material risk of forfeiture of the Site arises, Lessor shall give prompt notice to Lessee and
(whether or not Lessor has provided such notice) Lessee shall have the right to purchase the individual Site that is the subject of the proceeding for a purchase price of $100 by giving Lessor written notice of its exercise of such purchase option (provided that in the case of a 90 Day Lessee Notice described in clause (1) above, such purchase option shall not be exercisable (j) until 10 days after the earlier of the Lessee delivery of the 90 Day Lessee Notice and
Lessor having actual knowledge of the event giving rise to such 90 Day Lessee
Notice, and (k) unless the material risk of forfeiture is continuing), and such option shall be exercised pursuant to the provisions of Section 36, mutatis mutandis, except that the Option Purchase Price shall be $100 and shall apply only with respect to the individual Site.

     (d) Any excise, sales, use, value added, registration, stamp, recording, documentary, conveyancing, transfer, gains and similar Taxes ("TRANSFER TAXES")
incurred in connection with the transactions contemplated by this Agreement or the Collateral Agreements will be borne by Lessee. Lessee will provide Lessor with a certificate substantially in the form of Exhibit E. The Parties will cooperate in providing each other with any additional exemption certifications and other similar documentation as appropriate. The Party that is required by applicable Law to file

                                       44

the tax returns with respect to any applicable Transfer Taxes will do so at its own expense, and the other Parties will cooperate with respect thereto as necessary.

     SECTION 17. UTILITIES.

     Except as set forth to the contrary below in this Section 17, Lessor will have no obligation to make arrangements for or to pay any charges for connection or use of utilities and similar services to any Site, including but not limited to, electricity, telephone, power, and other utilities. As among the Sprint
Collocator and all new Tower Subtenants, Lessee will cause utility charges to be separately metered. The Sprint Collocator will pay to the applicable utility service provider the charges for all separately metered utility services used by the Sprint Collocator at each Site in the operation of Sprint's Communications
Facility at such Site. Notwithstanding the foregoing provisions of this Section
17, if the applicable utility service provider will not render a separate bill for the Sprint Collocator's usage, the Sprint Collocator will reimburse Lessee monthly for the Sprint Collocator's actual metered usage at the rate charged to
Lessee by the applicable utility service provider, or if Lessee is prohibited from installing a separate meter to measure the Sprint Collocator's usage, the
Sprint Collocator may use Lessee's utility sources to provide utility service to the Communications Facility, and the Sprint Collocator will reimburse Lessee monthly for the Sprint Collocator's actual usage at the rate charged to Lessee by the applicable service provider (and Lessee and the Sprint Collocator agree to cooperate in determining a method by which to measure or estimate the Sprint
Collocator's usage if the usage is not capable of actual measurement).
Notwithstanding anything to the contrary contained herein, Lessee shall have no obligation to provide, maintain or pay for utility services related to Sprint's
Communication Equipment. Sprint shall pay for all utility services utilized by
Sprint and its Affiliates in its operations at each Site prior to delinquency.
For all Sites where a Sprint Collocator leases Sprint Collocation Space, Sprint and Lessee have agreed to a arrangement in a separate agreement for the segregation and transfer of responsibility for electrical service serving the lighting system serving each Site from the Sprint Collocators to Lessee. In connection with such arrangement, each Sprint Collocator agrees to pay the utility costs for such electrical power as follows. If not prohibited by applicable Laws, the Sprint Collocators shall allow Lessee to access the Sprint
Collocator's (or other Person occupying the Sprint Collocation Space's) power sources at all Sites with lighting systems in order to install lighting monitoring equipment and maintain Tower lighting as required under this
Agreement and the Transition Services Agreement. Accessing such power sources shall be at Lessee's sole cost and expense. The cost of all power provided to
Lessee shall be at no cost or expense to Lessee. During each of the first four
(4) years of the Term of this Agreement, Lessee shall obtain its own power source for its lighting and lighting monitoring equipment and transition from using power of the Sprint Collocators (or other Persons occupying the Sprint
Collocation Space) for the Sites requiring lighting monitoring equipment
(approximately [1,100] Sites) as of the Effective Date at a rate of twenty-five percent (25%) of such Sites by the end of each of the first four (4) years of the Term of this Agreement, all as to be more fully described in the Transition
Services Agreement.

     SECTION 18. GOVERNMENTAL PERMITS.

     (a) In addition to and not in limitation of the provisions of Section 12(a)
of this Agreement, Lessee will, at its own cost and expense, provide to Lessor and any Sprint Collocator or its Affiliates all necessary and appropriate information reasonably requested by Lessor or such

                                       45

Sprint Collocator or its Affiliates to obtain and maintain in effect all certificates, permits, licenses and other approvals relating to FAA or FCC regulations and Lessee will, at its own cost and expense, obtain and maintain in effect all certificates, permits, licenses and other approvals (other than those relating to FCC and FAA regulations) and comply with all Laws, required or imposed by Governmental Authorities (other than those relating to FCC or FAA regulations), in connection with the operation and maintenance of the Leased
Property at each Site (including the Tower on such Site). As part of Lessee's obligation to provide information, Lessee will provide Lessor and any Sprint
Collocator or its Affiliates access to data reasonably necessary to monitor the lighting systems at each Site to the extent in Lessee's possession (to the extent the Sprint Collocator is not already independently monitoring the same).

     (b) Lessee will reasonably cooperate with any Sprint Collocator or its
Affiliates in their efforts to obtain and maintain in effect any certificates, permits, licenses and other approvals and to comply with any Laws required or imposed on such Sprint Collocator by Governmental Authorities applicable to the
Sprint Collocation Space of each Site.

     (c) Each applicable Sprint Collocator will, at its own cost and expense, obtain and maintain or cause to be maintained in effect all material certificates, permits, licenses and other approvals and comply with all Laws required or imposed by Governmental Authorities in connection with the operation and maintenance of the Sprint Collocation Space of each Site, including, without limitation, FCC regulations. The cost of obtaining and maintaining such FCC or
FAA permits or approvals will be reimbursed to Lessor in accordance with Section
18(f).

     (d) Lessor and each applicable Sprint Collocator will reasonably cooperate with Lessee in Lessee's efforts to provide required information and to comply with all Laws required or imposed by Governmental Authorities applicable to each
Site.

     (e) Lessor and any Sprint Collocator will be afforded access, at reasonable times and upon reasonable prior notice, to all of Lessee's records, books, correspondence, instructions, blueprints, permit files, memorandum and similar data relating to the compliance of the Towers with all applicable Laws or if
Lessor or any Sprint Collocator otherwise provides reasonable justification therefore, except privileged documents or where disclosure is prohibited by Law.
Lessee will also provide Lessor or any Sprint Collocator with an electronic interface or other real time access to Lessee's Tower administration database which will enable access to detailed information concerning collocations. Any information described in this Section 18(e) will be open for inspection upon reasonable notice by Lessor or such Sprint Collocator, at its cost, and its authorized representatives at reasonable hours at Lessee's principal office and will be retained by Lessee for period of three (3) years after the expiration of this Agreement.

     (f) The cost of Lessor's or any Sprint Collocator's or its Affiliates
obtaining and maintaining all FCC and FAA permits and approvals relating to the operation and maintenance of the Leased Property of each Site (excluding the
Sprint Collocation Space) and Lessee Work, in each case, after the Effective
Date, will be borne by Lessee in accordance with Sections 13(b)(i) and 18(c)
(the "REIMBURSABLE COSTS"). Lessor will provide Lessee with an invoice for
Reimbursable Costs on a monthly basis, which amount will be paid by Lessee to
Lessor or the applicable Sprint Collocator, as applicable, within twenty (20)
Business Days of Lessee's receipt of such invoice.

                                       46

     SECTION 19. NO LIENS.

     (a) Lessee will not create or permit any Lien (other than Lessee Permitted
Liens) against any Site, or any part of any Site. If any such Lien created or permitted by Lessee (other than Lessee Permitted Liens) is filed against all or any part of any Site, Lessee will be required to cause the same to be discharged by payment, satisfaction or posting of bond within thirty (30) days only (i)
after Lessee has obtained knowledge of such Lien and (ii) Lessee has elected not to contest such Lien in accordance with Section 19(b) hereof. If Lessee fails, after notice and opportunity to cure, to cause any Lien not being contested as provided in Section 19(b) (other than Lessee Permitted Liens) to be discharged within the permitted time, Lessor may cause it to be discharged and may pay the amount of such Lien in order to do so. If Lessor makes any such payment, all amounts paid by Lessor will be payable by Lessee to Lessor within ten (10) days of demand.

     (b) To the extent not prohibited under any applicable Ground Lease, Lessee may, at Lessee's sole cost and expense, in its own name and on its own behalf or in the name of and on behalf of Lessor, in good faith, contest any claim of Lien and, in the event of any such contest, may permit such claim of Lien so contested to remain unpaid, unsatisfied and undischarged during the period of such contest and any appeal from such contest; provided, that, if any portion of any Site is subject to imminent danger of loss or forfeiture by virtue of or by reason of such claim of Lien, such claim of Lien will be complied with as promptly as practicable, but in any event prior to any loss or forfeiture.
Lessor, at the sole cost and expense of Lessee, will use commercially reasonable efforts to cooperate fully with Lessee in any such contest.

     (c) Any Secured Lessee Loan (including any Mortgage execute in connection therewith) will be subject to each and every term, covenant, condition, agreement, requirement, restriction and provision set forth in this Agreement and subject to all rights of Lessor hereunder.

     (d) Lessor will execute any necessary easement or right of way for utilities for any Owned Site promptly following any request by Lessee, provided such easement or right of way does not have an adverse effect on any Sprint
Collocator's use or enjoyment of the Sprint Collocation Space of such Site or on the ownership by Lessor of the Tower on such Site, including without limitation, the operation of Sprint's Communications Equipment on such Site.

     (e) No Sprint Collocator will create or permit (or allow any of its
Affiliates to create or permit) any Lien arising by, through or under the Sprint
Collocator or its Affiliates (other than Permitted Encumbrances) against Site, or any part of any Site. If any such Lien (other than Permitted Encumbrances) is filed against all or any part of any Site as a result of the acts or omissions of any Sprint Collocator or any of its Affiliates, such Sprint Collocator will cause the same to be discharged by payment, satisfaction or posting of bond within thirty (30) days after obtaining actual knowledge such Lien. If any such
Sprint Collocator fails to cause any such Lien (other than Permitted
Encumbrances) to be discharged within such thirty (30) day period, Lessee may, after ten (10) days prior written notice to such Sprint Collocator, cause such
Lien to be discharged and may pay the amount of such Lien in order to do so. If
Lessee makes any such payment, all amounts paid by Lessee will be payable by such Sprint Collocator to Lessee upon demand.

                                       47

     SECTION 20. CONDEMNATION.

     (a) If there occurs a Taking of all or a Substantial Portion of any Site, other than a Taking for temporary use, then (i) Lessee will have the right to terminate this Agreement as to such Site by written notice to Lessor and the applicable Sprint Collocator within thirty (30) days of the occurrence of such
Taking whereupon the Term will automatically expire as to such Site, on the Date of Taking, as if such date were the Site Expiration Date as to such Site and each Party shall be entitled to prosecute, claim and retain the entire Award attributable to its respective interest in such Site under this Agreement and
(ii) the Sprint Collocator will have the right to terminate this Agreement as to the Sprint Collocator's leaseback or other use and occupancy of the Sprint
Collocation Space by written notice to Lessee within thirty (30) days of the occurrence of such Taking, whereupon ) the Sprint Collocator's rights and obligations as to the leaseback or other use and occupancy of the Sprint
Collocation Space at such Site will automatically expire as of the Date of
Taking.

     (b) If there occurs a Taking of less than a Substantial Portion of any
Site, then this Agreement and all duties and obligations of Lessee under this
Agreement in respect of such Site will remain unmodified, unaffected and in full force and effect. Lessee will promptly proceed with the Restoration of the remaining portion of such Site (to the extent commercially feasible) to a condition substantially equivalent to its condition prior to the Taking. Lessee will be entitled to apply the Award received by Lessee to the Restoration of any
Site from time to time as such work progresses; provided, that Sprint will be entitled to prosecute and claim an amount of any Award reflecting its interest under this Agreement. If the cost of the Restoration exceeds the Award recovered by Lessee, Lessee will pay the excess cost. If the Award exceeds the cost of the
Restoration, the excess will be paid to Lessee.

     (c) If there occurs a Taking of any portion of any Site for temporary use, then this Agreement will remain in full force and effect as to such Site for the remainder of the Term as to such Site; provided that, notwithstanding anything to the contrary contained in this Agreement, during such time as Lessee will be out of possession of such Site, if a Master Lease Site, or unable to operate such Site, if a Pre-Lease Site, by reason of such Taking, the failure to keep, observe, perform, satisfy and comply with those terms and conditions of this
Agreement compliance with which are effectively impractical or impossible as a result of Lessee's being out of possession or unable to operate (as applicable)
such Site will not be an event of default under this Agreement. The Award for any such temporary Taking payable for any period prior to the Site Expiration
Date will be paid to Lessee and, for any period thereafter, to Lessor.

     (d) If there occurs a Taking of any Sprint Collocation Space of any Site or
any portion of such Sprint Collocation Space, for temporary use, then this
Agreement will remain in full force and effect as to such Site for the remainder of the then-current Term; provided that, notwithstanding anything to the contrary contained in this Agreement, during such time as the Sprint Collocator will be out of possession of such Sprint Collocation Space by reason of such
Taking, the failure by the Sprint Collocator to keep, observe, perform, satisfy, and comply with these terms and conditions of this Agreement compliance with which are effectively impractical or impossible as a result of the Sprint
Collocator's being out of possession of such Sprint Collocation Space will not be an event of default under this Agreement, and, in addition, the

                                       48

Sprint Collocator will not be liable for payment of the Sprint Collocation
Charge during the period of the temporary Taking.

     SECTION 21. WAIVER OF SUBROGATION; INDEMNITY.

     (a) Except as provided in this Agreement, to the extent permitted by applicable Law, Lessor, Lessee and the Sprint Collocators hereby waive any and all rights of recovery, claim, action or cause of action against each other, their respective agents, officers and employees, for any loss or damage that may occur to any Site or their respective property at any Site, by reason of fire, the elements, or any other cause insured against, or required to be insured against, under the terms of policies of property insurance maintained, or required to be maintained, for such Site, by Lessor, Lessee or the applicable
Sprint Collocator (as the case may be) under the terms of this Agreement, regardless of cause or origin. In addition, Lessor, Lessee and each Sprint
Collocator will cause each such property insurance policy carried by them insuring the their respective property at each Site to provide that the insurer waives all rights of recovery by way of subrogation against any other Party hereto in connection with any loss or damage covered by the policy.

     (b) Subject to the provisions of Section 21(a) above, Lessee agrees to indemnify and to hold each Sprint Indemnitee harmless from any and all Claims suffered or incurred by such Sprint Indemnitee by reason of, or arising out of
(i) any default, breach, performance or nonperformance by Lessee of its respective obligations and covenants under this Agreement, including, without limitation, Sections 13, 15 and 18; (ii) any Claims against any Sprint
Indemnitee arising out of or resulting from (x) Lessee's use, operation, maintenance or occupancy of any part of the Site in violation of the terms of this Agreement or (y) any Tower Subtenant's use, operation, maintenance or occupancy of its Communications Facility in violation of the terms of this
Agreement; (iii) any failure of Lessee to comply with any applicable Laws or with the directives of the FCC and FAA that Lessee is required to comply with pursuant to this Agreement or under applicable Laws; (iv) any Claims arising out of or resulting from Lessee's acts or omissions, or the acts or omissions of any of their respective agents, employees, engineers, contractors, subcontractors, licensees, or invitees; and (v) any other provision of this Agreement which provides that Lessee will indemnify and hold harmless any Sprint Indemnitee in respect of the matters contained in such provision. If any action or proceeding is brought against any Sprint Indemnitee by reason of any such Claim, Lessee upon notice from such Sprint Indemnitee, covenants and agrees to defend such action or proceeding at its expense.

     (c) Subject to the provisions of Section 21(a) above, the Sprint
Collocators, on a joint and several basis, agree to indemnify and to hold each
Lessee Indemnitee harmless from any and all Claims with respect to bodily injury, personal injury or property damage suffered or incurred by such Lessee
Indemnitee by reason of, or arising out of (i) any default, breach, performance or nonperformance of the Sprint Collocator's obligations and covenants under this Agreement; (ii) any Claims against any Lessee Indemnitee arising out of or resulting from the Sprint Collocator's use, operation, maintenance or occupancy of Sprint's Communications Equipment or any portion of the Site (including the
Sprint Collocation Space) in violation of the terms of this Agreement, (iii) the
Sprint Collocator's failure to comply with any applicable Laws or with the directives of the FCC and FAA as to Sprint's Communications Equipment; (iv) any
Claims against any Lessee

                                       49

Indemnitee arising out of or resulting from the acts or omissions of Lessor, the
Sprint Collocator, their respective Affiliates or any of the Sprint Collocator's agents, employees, engineers, contractors, subcontractors, licensees or invitees; and (v) any other provision of this Agreement which provides that the
Sprint Collocator will indemnify and hold harmless any Lessee Indemnitee in respect of the matters contained in such provision. If any action or proceeding is brought against any Lessee Indemnitee by reason of any such Claim, the Sprint
Collocator, upon notice from such Lessee Indemnitee, covenants and agrees to defend such action or proceeding at its expense.

     SECTION 22. SUBORDINATION OF MORTGAGES..

     All Mortgages which at any time during the Term of this Agreement may be placed upon such Site or any portion of such Site and all documents and instruments evidencing and securing any Secured Lessee Loan, shall be subject and subordinate to the terms and conditions hereof.

     SECTION 23. ENVIRONMENTAL COVENANTS.

     (a) For purposes of this Agreement, the following terms will have the following meanings: (i) "HAZARDOUS MATERIAL" or "HAZARDOUS MATERIALS" means and includes petroleum products, flammable explosives, radioactive materials, asbestos or any material containing asbestos, polychlorinated biphenyls, or any hazardous, toxic or dangerous waste, substance or material defined as such or defined as a hazardous substance or any similar term, by, in or for the purposes of the Environmental Laws, including, without limitation Section 101(14) of
CERCLA (hereinafter defined); provided, that the term "HAZARDOUS MATERIALS" will exclude quantities of materials or substances maintained by Lessor, the applicable Sprint Collocator, its Affiliates, Lessee and Tower Subtenants on or
about any Site (including Tower and Improvements on such Site) in the ordinary course of business, so long as such materials are maintained in accordance with the applicable Environmental Laws: (ii) "RELEASE" will have the meaning given such term, or any similar term, in the Environmental Laws, including, without limitation Section 101(22) of CERCLA; and (iii) "ENVIRONMENTAL LAW" or
"ENVIRONMENTAL LAWS" will mean any "SUPER FUND" or "SUPER LIEN" Law, or any other federal, state or local statute, Law, ordinance, code, rule, regulation, order or decree, regulating, relating to or imposing liability or standards of conduct concerning any Hazardous Materials as may now or at any time hereafter be in effect, including, without limitation, the following, as same may be amended or replaced from time to time, and all regulations promulgated under or in connection with: the Superfund Amendments and Reauthorization Act of 1986;
The Comprehensive Environmental Response, Compensation and Liability Act of
1980; The Clean Air Act; The Clean Water Act; The Toxic Substances Control Act;
The Solid Waste Disposal Act, as amended by the Resource Conversation and
Recovery Act; The Hazardous Materials Transportation Act; and The Occupational
Safety and Health Act of 1970.

     (b) Lessee covenants and agrees that: (i) Lessee will not conduct or allow to be conducted upon any Site any business operations or activities, or employ or use a Site, to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce, or process Hazardous Materials; provided, that Lessee will have the right to bring, use and keep and allow any Tower
Subtenant to bring and keep on any Site in compliance with all applicable Laws, batteries, generators and associated fuel tanks and other substances commonly used in the

                                       50

industry necessary for the operation and maintenance of each Site; (ii) Lessee will carry on its business and operations at each Site in compliance in all respects with, and will remain in compliance with, all applicable Environmental
Laws and will ensure that all Tower Subtenants do the same: (iii) Lessee will not create or permit to be created any Lien against any Site for the costs of any response, removal or remedial action or clean-up of Hazardous Materials;
(iv) Lessee will promptly conduct and complete all investigations, studies, sampling and testing, and all remedial, removal, and other actions necessary to clean up and remove all Hazardous Materials on, from or affecting each Site in accordance with all applicable Environmental Laws; and (v) Lessee will promptly notify Lessor and the applicable Sprint Collocator in writing if Lessee receives any notice, letter, citation, order, warning, complaint, claim or demand that:
(w) Lessee or any Tower Subtenant has violated, or is about to violate, any
Environmental Law, (x) there has been a Release or there is a threat of Release, of Hazardous Materials at or from the applicable Site, (y) Lessee or any Tower
Subtenant may be or is liable, in whole or in part, for the costs of cleaning up, remediating, removing or responding to a Release of Hazardous Materials, or
(z) a Site are subject to a Lien favor of any Governmental Authority for any liability, cost or damages under any Environmental Law.

     (c) Lessor covenants and agrees that: (i) Lessor will not conduct, or allow any Person under the direction or control of Lessor, upon any Site any business operations or activities, or employ or use a Site, to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce, or process Hazardous Materials; (ii) Lessor will carry on its business and operations at each Site, if any, in compliance in all respects with, and will remain in compliance with, all applicable Environmental Laws; and (iii) Lessor will not create, or permit any Person under the direction or control of Lessor to create, any Lien against any Site, including for the costs of any response, removal or remedial action or clean-up of Hazardous Materials; Lessor will promptly notify Lessee if Lessor receives any notice, letter, citation, order, warning, complaint, claim or demand that: (w) Lessor or any Tower Subtenant has violated, or is about to violate, any Environmental Law, (x) there has been a
Release or there is a threat of Release, of Hazardous Materials at or from the applicable Site, (y) Lessee, Lessor or any Tower Subtenant may be or is liable, in whole or in part, for the costs of cleaning up, remediating, removing or responding to a Release of Hazardous Materials, or (z) a Site is subject to a
Lien favor of any Governmental Authority for any liability, cost or damages under any Environmental Law.

     (d) Lessor agrees to indemnify and hold the Lessee Indemnitees harmless from and against any and all Claims, including Claims of any and every kind whatsoever paid, incurred, suffered by, or asserted against the Lessee
Indemnitees or the Sprint Collocation Space of any Site for, with respect to, or as a result of the violation or breach of, or the failure of Lessor or the applicable Sprint Collocator to fully and completely keep, observe, satisfy, perform and comply with, any agreement, term, covenant, condition, requirement, provision or restriction of Section 23(c);

     (e) Each Sprint Collocator covenants and agrees that as to each Site upon which it leases or otherwise uses or occupies any Sprint Collocation Space: (i)
Sprint will not conduct or allow to be conducted upon any such Sprint
Collocation Space of any Site any business operations or activities, or employ or use a Sprint Collocation Space of any Site, to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce, or process
Hazardous Materials; provided, that such Sprint Collocator will have the right to bring, use and

                                       51

keep on the Sprint Collocation Space of any Site in compliance with all applicable Laws, batteries, generators and associated fuel tanks and other substances commonly used in the industry necessary for the operation and maintenance of each Sprint Collocation Space of any Site; (ii) such Sprint
Collocator will carry on its business and operations on the Sprint Collocation
Space of any Site in compliance in all respects with, and will remain in compliance with, all applicable Environmental Laws unless non-compliance results from the acts or omissions of Lessee or any Tower Subtenant; (iii) such Sprint
Collocator will not create or permit to be created any Lien against any Sprint
Collocation Space of any Site for the costs of any response, removal or remedial action or clean-up of Hazardous Materials unless non-compliance results from the acts or omissions of Lessee or any Tower Subtenant; (iv) to the extent such
Hazardous Materials were deposited by such Sprint Collocator, such Sprint
Collocator will promptly conduct and complete all investigations, studies, sampling and testing, and all remedial, removal, and other actions necessary to clean up and remove all Hazardous Materials on, from or affecting the Sprint
Collocation Space of each Site in accordance with all applicable Environmental
Laws; and (v) such Sprint Collocator will promptly notify Lessee in writing if such Sprint Collocator receives any notice, letter, citation, order, warning, complaint, claim or demand that: (w) such Sprint Collocator has violated, or is about to violate, any Environmental Law, (x) there has been a Release or there is a threat of Release, of Hazardous Materials at or from the Sprint Collocation
Space of any Site, (y) such Sprint Collocator may be or is liable, in whole or in part, for the costs of cleaning up, remediating, removing or responding to a
Release of Hazardous Materials, or (z) the Sprint Collocation Space of any Site
is subject to a Lien in favor of any Governmental Authority for any liability, cost or damages under any Environmental Law.

     (f) Except to the extent arising or resulting from the acts or omissions of
Lessor or any Sprint Collocator, Lessee agrees to indemnify and hold the Sprint
Indemnitees harmless from and against any and all Claims, including Claims of any and every kind whatsoever paid, incurred, suffered by, or asserted against the Sprint Indemnitees or any Site for, with respect to, or as a result of the following: (i) the presence in, on, over or under, or the escape, seepage, leakage, spillage, discharge, emission or Release on or from any Site of any
Hazardous Materials that occurs after the Effective Date and prior to the applicable Site Expiration Date or earlier date of termination of this
Agreement; (ii) the violation of any Environmental Laws relating to or affecting any Site that occurs after the Effective Date (relating to a condition first existing after the Effective Date) and prior to the applicable Site Expiration
Date or earlier date of termination of this Agreement; (iii) a Release of any
Hazardous Materials or the violation of any of the Environmental Laws that occurs after the Effective Date and prior to the applicable Site Expiration Date or earlier date of termination of this Agreement in connection with any other property owned, operated or used by or on behalf of Lessee, which violation or
Release gives or may give rise to any rights whatsoever in any Party with respect to any Site by virtue of any of the Environmental Laws; (iv) any warranty or representation made by Lessee in this Section 23 is or becomes false or untrue in any material respect; or (v) the violation or breach of, or the failure of Lessee to fully and completely keep, observe, satisfy, perform and comply with, any agreement, term, covenant, condition, requirement, provision or restriction of this Section 23.

     (g) Except to the extent arising or resulting from the acts or omissions of
Lessee or a Tower Subtenant, each applicable Sprint Collocator agrees to indemnify and hold the Lessee Indemnitees harmless from and against any and all
Claims, including Claims of any and every

                                       52

kind whatsoever paid, incurred, suffered by, or asserted against the Lessee
Indemnitees or the Sprint Collocation Space of any Site for, with respect to, or as a result of the violation or breach of, or the failure of the applicable
Sprint Collocator to fully and completely keep, observe, satisfy, perform and comply with, any agreement, term, covenant, condition, requirement, provision or restriction of Section 23(e).

     (h) Notwithstanding anything to the contrary in this Agreement, in the event any Claim of a type giving rise to indemnification obligations under this
Section 23 is asserted against a Lessee Indemnitee and it cannot be readily determined that it was the act or omission of Lessor or any Sprint Collocator or its Affiliate that gave rise to such Claim, it will be assumed for all purposes of this Section 23 that it was Lessee's or a Tower Subtenant's act or omission,
Lessee will indemnify the Sprint Indemnitees in respect of such Claim pursuant to Section 23(e), and neither Lessor nor any Sprint Collocator will have any obligation or liability to any Lessee Indemnitee in respect of such Claim unless and until it is finally determined that Lessor's or a Sprint Collocator's act or omission gave rise to such Claim. The provisions of this Section 23 will survive the applicable Site Expiration Date or earlier termination of this Agreement.
The foregoing provisions of this Section 23 are not intended to limit the generality of any of the other provisions of this Agreement.

     (i) During the Term, for any dispute or litigation that arises during the
Term in connection with any Ground Lessor, Ground Lease, Collocation Agreement,
Tower Subtenant or any other issue relating to the operation of the Sites
(collectively, "DISPUTES"), Lessee shall have the right to control, prosecute, settle and/or compromise such Disputes; provided that Lessee shall not settle or compromise such Disputes (i) for which Lessee is seeking a claim for indemnification under the Agreement to Lease, (ii) which would increase the amounts owed under any Ground Lease or Collocation Agreement during the Term, which amounts Lessee is not obligated to pay hereunder during the Term, or (iii)
result in the termination of any Ground Lease, without Sprint's consent (not to be unreasonably withheld, conditioned or delayed); provided further that if
Sprint does reasonably withhold such consent, Lessee shall nevertheless have the right to settle and/or compromise such Dispute at Lessee's own expense. Upon request, Lessee shall keep Lessor reasonably informed of the status and of the activities relating to the Disputes. Lessee shall not be required to seek the consent of Sprint to settle any matter with a Ground Lessor that relates to the amount of a Revenue Sharing Payment, and such settlement shall not diminish
Contributor's obligations under Section 11(h) with respect thereto.

     SECTION 24. INSURANCE.

     (a) For each Site, Lessee will procure, and will maintain in full force and effect at all times during the Term as to the applicable Site, the following types of insurance with respect to each Site, including the Tower and
Improvements on such Site (but excluding Sprint's Communications Equipment), paying as the same become due all premiums for such insurance:

          (i) commercial general public liability insurance insuring against all liability of Lessee and Lessee's officers, employees, agents, licensees and invitees arising out of, by reason of or in connection with the use, occupancy or maintenance of each Site (including Tower and the
     Improvements), in an amount of not less than $1,000,000 for

                                       53

     bodily injury or property damage or as a result of one occurrence, and not less than $2,000,000 for bodily injury or property damage in the aggregate;

          (ii) umbrella or excess liability insurance with limits not less than
     $5,000,000 per occurrence and in the aggregate;

          (iii) property insurance in an amount not less than full replacement cost of the Tower and Improvements of each Site, against direct and indirect loss or damage by fire and all other casualties and risks covered under "ALL RISK" insurance respecting the Tower and Improvements (but excluding any of Sprint's Communications Equipment and Sprint's
     Improvements); and

          (iv) workers' compensation insurance covering all employees of Lessee and any employees of its Affiliates performing activities on the Site.

     (b) Lessee will pay all premiums for the insurance coverage which Lessee is required to procure and maintain under this Agreement. Each insurance policy (i)
will name Lessor and the applicable Sprint Collocator as an additional insured;
provided, that such requirement will only apply to liability policies and will have no application to workers' compensation policies; and (ii) will provide that the policy cannot be canceled as to Lessor or the Sprint Collocator except after the insurer gives Lessor or the Sprint Collocator, as applicable, thirty
(30) days' written notice of cancellation. For each Site, Lessee will deliver to
Lessor and the Sprint Collocator certificates of insurance evidencing the existence of all insurance which Lessee is required to maintain hereunder, such delivery to be made promptly after such insurance is obtained (but not later than the Effective Date) and not later than the date which is thirty (30) days prior to the expiration date of any such insurance.

     (c) Each Sprint Collocator will procure, and will maintain in full force and effect at all times during the Term, the following types of insurance with respect to its Sprint Collocation Space at the Sites, paying as the same become due all premiums for such insurance:

          (1) commercial general public liability insurance insuring against all liability of the Sprint Collocator and its officers, employees, agents, licensees and invitees arising out of, by reason of or in connection with the use, occupancy or maintenance of the Sprint Collocation Space of each
     Site, in an amount of not less than $1,000,000 for bodily injury or property damage or as a result of one occurrence, and not less than
     $2,000,000 for bodily injury or property damage in the aggregate;

          (2) umbrella or excess liability insurance with limits not less than
     $5,000,000 per occurrence and in the aggregate; and

          (3) workers' compensation insurance covering all employees of the
     Sprint Collocator or its Affiliates.

     (d) The applicable Sprint Collocator Sprint will pay all premiums for the insurance coverage which the Sprint Collocator is required to procure and maintain under this Agreement. Each insurance policy (i) will name Lessee as an additional insured; provided, however, that

                                       54

such requirement will only apply to liability policies and will have no application to workers' compensation policies; and (ii) will provide that the policy cannot be canceled as to Lessee except after the insurer gives Lessee thirty (30) days' written notice of cancellation. Each Sprint Collocator will deliver to Lessee certificates of insurance evidencing the existence of all insurance which such Sprint Collocator is required to maintain hereunder, such delivery to be made promptly after such insurance is obtained (but not later than the Effective Date) and not later than the date which is thirty (30) days prior to the expiration date of any such insurance.

     (e) All policy amounts set forth in this Section 24 will be evaluated and increased (if necessary) every five (5) years during the Term of this Agreement to such amounts as are customarily carried by prudent landlords and tenants in the telecommunications industry to insure risks associated with their respective interests in facilities comparable to the Sites. All policies of insurance required under this Section 24 will be written on companies rated "A:VII" by AM
Best or a comparable rating and licensed in the State where the applicable Site to which such insurance applies is located.

     (f) Neither Lessee nor any Sprint Collocator will, on its own initiative or pursuant to the request or requirement of any Tower Tenant or other Person, take out separate insurance concurrent in form or contributing in the event of loss with that required to be carried by such Party in this Section 24, unless the other Party is named in the policy as an additional insured. Each Party will immediately notify the other Party whenever any such separate insurance is taken out and will deliver to the other Party original certificates evidencing the same.

     SECTION 25. SPRINT RIGHT OF ALTERATION AND SUBSTITUTION.

     (a) Except as otherwise provided in this Agreement, any Sprint Collocator will have the right (for the benefit of itself or its Affiliates) to modify and/or replace, at such Sprint Collocator's expense, Sprint's Communications
Equipment at any Site so long as any such modification or replacement does not entail the installation of Communications Equipment on any portion of the Tower located outside the Sprint Tower Envelope that (i) materially differs in type or use from Sprint's Communications Equipment then located on the Tower at such
Site, (ii) exceeds any limitations contained in Section 6(a), (iii) impairs the structural integrity of the Tower or (iii) violates the provisions of Section
15. If at any Site the Sprint Collocator desires to modify or replace any
Communications Equipment on the Tower with Communications Equipment that materially differs in type or use from Sprint's Communications Equipment then located at such Site, such modification or replacement Communications Equipment may be installed only with the consent of Lessee, which consent shall not be unreasonably withheld (and in connection with such consent Lessee may require the that such Sprint Collocator comply with a reasonable application process and perform such testing and analysis at the cost of the Sprint Collocator as would be customary in accordance with industry standard requirements). The Sprint
Collocator at any Site also will have the right, at its cost and expense, to make any Alterations to the Site that it reasonably deems necessary to increase the capacity of or otherwise augment, strengthen or enhance a Tower, subject, however in the case of any structural Alterations to the submission of plans and specifications to Lessee at least thirty (30) days prior to undertaking any such
Alteration, and the written approval of Lessee, not to be unreasonably withheld.
Any Alterations to a Site shall not adversely impact any existing Tower
Subtenant or materially diminish the marketability of space at a Site to future tower subtenants, have the

                                       55

practical effect of limiting the number of potential Tower Subtenants or the amount of Available Space on the Tower for potential use by prospective Tower
Subtenants, or otherwise diminish in any material respect the value of such
Site.

     (b) Notwithstanding anything to the contrary contained in this Agreement, if during the Term, within fifteen (15) Business Days after request by any
Sprint Collocator, Lessee will notify the applicable Sprint Collocator whether there is any Available Space in respect of any Site. If any such Available Space then exists, the Sprint Collocator will have the Right of Substitution (for the benefit of itself or any of its Affiliates) as to such Available Space if, in the reasonable judgment of Lessee, such relocation will not (i) impair the structural integrity of the Tower (and in connection with any exercise of the
Substitution Right Lessee may require the that the applicable Sprint Collocator perform such testing and analysis at the cost of the Sprint Collocator as would be customary in accordance with industry standard requirements in connection with such exercise) or cause interference in violation of Section 15 with the
Communications Equipment of any Tower Subtenant or diminish the structural ability of the Tower to hold additional Tower Subtenants (it being acknowledged and agreed, however (but subject to clause (ii) immediately below), that the
Sprint Collocator shall be entitled to use at all times the weight and wind loading equivalent of the Sprint Tower Envelope), or (ii) have the practical effect of limiting the number of potential Tower Subtenants at such Site (as compared prior to such Substitution or the rent payable by such Tower
Subtenants), provided, that Lessee may prevent a Sprint Collocator from exercising its Right of Substitution if such exercise would cause a configuration of space that may reasonably be expected to limit Lessee's revenue at any particular Site, including avoiding having any so-called "orphan" space on a Tower (but with the assumption that no space on the Tower is more expensive to rent because of its location of the Tower). If the Sprint Collocator elects to exercise its Right of Substitution, then, upon completion of the relocation, at the Sprint Collocator's expense, of the Communications Equipment and
Improvements of the Sprint Collocator or its Affiliate on the Site, the
previously existing Sprint Collocation Space of the applicable Site will automatically be released by the Sprint Collocator or its Affiliate and become a part of the Available Space of such Site (and Sprint shall deliver such space in good condition, repair and order, reasonable wear and tear excepted, and shall remove all of Sprint's Communications Equipment therefrom and restore any damage thereto caused by, through or under any member of the Sprint Group), subject to the terms of this Agreement, and concurrently therewith, the Available Space on such Site to which the Communications Equipment and Improvements of Sprint or
its Affiliate has been relocated (but in no event shall such space be larger than the Sprint Tower Envelope) will automatically become and constitute the
Sprint Collocation Space (provided, however, that if the Sprint Collocator will maintain Communications Equipment of less than the equivalent weight and wind loading of nine (9) 1'x 6' panel antennas on the Tower at such Site as of the effective date of such relocation, the Sprint Collocation Space will contain an additional portion of such Tower so that the Sprint Collocation Space will contain the entire amount of the Sprint Tower Envelope to the extent there is adequate contiguous space available on the Tower as of the effective date of such relocation) subject to Section 6; provided, however, that the weight and wind loading criteria for such Sprint Collocation Space shall continue to be the same as existed prior to the exercise of the Right of Substitution. The Parties will at the Sprint Collocator's sole cost and expense promptly execute such instruments as may be reasonably required to further evidence such Substitution, including without limitation an amendment to Exhibit A or the applicable Site

                                       56

Designation Supplement. The Sprint Collocator will, at its cost and expense, complete the relocation of its Communications Equipment.

     SECTION 26. ASSIGNMENT AND SUBLETTING.

     (a) Without the prior written consent of Sprint, Lessee may not assign this
Agreement or any of Lessee's rights under this Agreement in whole or in part, or sublease or grant concessions or licenses or other rights for the occupancy or use of all or any portion of any Site; provided, that, subject to any required consent of any Ground Lessor but without the consent of Sprint, (i) Lessee may lease, sublease, license or otherwise make available Available Space to Tower
Tenants for the purpose of the installation, operation and maintenance of
Communications Equipment as contemplated by, and subject to the applicable terms and provisions of, this Agreement (and in such event Lessee will not be released from, and will remain fully and completely liable for, payment and performance of all of its duties, obligations and liabilities under this Agreement); (ii)
Lessee may (A) assign this Agreement in whole or in part to any Qualifying
Lessee Transferee or (B) assign all or any portion of its rights with respect to a Site to an Affiliate of Lessee or (C) enter into the Severed Leases as contemplated by Section 41; provided that in the case of the transactions described in clauses (A) and (B) immediately above the assignee of Lessee must assume and agree to perform all of Lessee's obligations hereunder to the extent of such assignment. In the case of an assignment of this Agreement in connection with any transaction described in clause (B) above (other than an assignment to a GSI Financing Subsidiary in which case pursuant to Section 41(d), from and after execution of a Severance Lease, Lessee shall be released from all obligations with respect to the Sites that are leased or pre-leased under such
Severance Lease), Lessee will not be released from, and will remain fully and completely liable for payment and performance of, all its duties, obligations and liabilities under this Agreement. Upon any assignment permitted above to a
Qualifying Lessee Transferee, the obligations of Lessee under this Agreement with respect to the Sites that are the subject of the assignment will cease and terminate to the extent of such assignment, and Lessor and Sprint will look only and solely to the Person that is the Qualifying Lessee Transferee of Lessee's interest under this Agreement as to such Sites for performance of all of
Lessee's duties and obligations under this Agreement with respect to such Sites from and after the date of the assignment. Notwithstanding the foregoing, Lessee may enter into Mortgages in favor of any Lessee Lender, in which case the Lessee
Lender with respect thereto will have the right to exercise remedies under any such Mortgage in a manner consistent with the provisions of this Agreement and any other agreement between Lessee and Sprint made in connection with this transaction.

     (b) Except as expressly permitted under this Section 26(b), no Sprint
Collocator may assign sell, convey, transfer, sublease or otherwise dispose of this Agreement or any of its rights under this Agreement in whole or in part, or sublease or grant concessions or licenses or other rights for the occupancy or use of all or any portion of any Site without the consent of Lessee. All of the
Sprint Collocators, only in the aggregate, may sell, convey, transfer, assign, sublease, or otherwise dispose of their interests in the Sprint Collocation
Space as a whole, not in part, without the consent of Lessee, to a successor
Person by way of merger, consolidation, or other reorganization or to any Person acquiring substantially all of the assets of all of the Sprint Collocators and which Person is a wireless communications end user who intends to use substantially all of the Sprint Collocation Space for its own wireless communications business.

                                       57

In addition, each Sprint Collocator will have the unrestricted right during the
Term to sell, convey, transfer, assign, sublease or otherwise dispose of such
Sprint Collocator's interest in and to the Sprint Collocation Space at any Site, in whole or in part, without the consent of Lessee to (i) any Affiliate, or (ii)
such Person who is (A) not, and none of whose Affiliates are, a Lessee
Competitor, and (B) is a wireless communication end user in any geographic market in which such Sprint Collocator has ceased to operate or will cease to operate after the consummation of transaction that is the subject of the assignment and subletting (collectively, a "SPRINT MARKET ASSIGNEE"), who intends to use such Site solely for its own wireless communications business, provided that such Sprint Market Assignee enters into a master collocation agreement with Lessee, in the form of the then most recent master collocations agreement between Lessee (or its Affiliates) and the Sprint Market Assignee (or
its Affiliates), or if none exists, in the form of the most recent master collocation agreement between Global Parent (or its Affiliates) and Sprint, or if none exists, a then market standard collocation agreement, except that the term and Withdrawal Rights of the Sprint Market Assignee shall reflect the term and Withdrawal Rights then applicable to the Sites that are the subject of such assignment (and the rent shall be described in the next following sentence), and the Sprint Market Assignee shall have no further rights hereunder and, upon such assignment, the applicable Sprint Collocator shall vacate such Site, and upon vacating such Site and removing the Sprint Communications Equipment from same and restoring the Sprint Collocation Space to the condition required by this
Agreement, such Sprint Collocator shall be relieved of its obligations to pay the Sprint Collocation Charge with respect to such Site (each such transaction described in the foregoing provisions of this Section 26(b) being a "SPRINT
TRANSFER"). If, pursuant to any assignment, sublease, conveyance, transfer or other disposition permitted by this Agreement to a Sprint Market Assignee, a
Sprint Collocator is no longer the tenant of Sprint Collocation Space, the applicable Sprint Collocation Charge payable shall be an amount equal to the product of (x) the then current Sprint Collocation Charge and (y) 1.25 and the foregoing shall thereafter be subject to annual adjustment as provided for in
Section 11(b). If any Sprint Collocator effects a Sprint Transfer, then, in the case of a Sprint Transfer to a Qualifying Sprint Transferee, the obligations of the Sprint Collocator or any other Party hereunder constituting Sprint under this Agreement with respect to the portion of the Sprint Collocation Space that is the subject of the Sprint Transfer will cease and terminate, and Lessee will look only and solely to the Person that is the Qualifying Transferee of Sprint
Collocator's interest in and to such portion of the Sprint Collocation Space for performance of all of the duties and obligations of the Sprint Collocator or any other Party hereunder constituting Sprint under this Agreement with respect to such Sprint Collocation Space from and after the date of the Sprint Transfer.
Otherwise, in the event of any Sprint Transfer, the applicable Sprint Collocator shall remain liable under this Agreement for the performance of such Sprint
Collocator's duties and obligations hereunder as to such applicable Sprint
Collocation Space that is the subject of the Sprint Transfer.

     (c) Subject to Section 26 and Section 36, neither Lessor nor any Sprint
Contributor shall, or shall permit any Affiliate thereof to sell, convey, transfer, assign, sublease, encumber, mortgage or otherwise hypothecate or dispose of its interest in and to any Site, or grant concessions or licenses or other rights for the occupancy or use of all or any portion of any Site, during the Term.

                                       58

     (d) Each Party hereby agrees that any attempt of any Party to assign its interest in this Agreement or any of its rights under this Agreement, in whole or in part, in violation of this Section 26 will constitute a default under this
Agreement and will be null and void ab initio.

     SECTION 27. ESTOPPEL CERTIFICATE.

     Each Party, from time to time upon thirty (30) days' prior request by any other Party, will execute, acknowledge and deliver to the requesting Party, or to a Person designated by such requesting Party, a certificate stating that this
Agreement is unmodified and in full effect (or, if there have been modifications, that this Agreement is in full effect as modified, and setting forth such modifications) and the dates to which Rent, Pre-Lease Rent, Sprint
Collocation Charges and other sums payable under this Agreement have been paid, and either stating that to the knowledge of the signer of such certificate no default exists under this Agreement or specifying each such default of which the signer has knowledge. The requesting Party, at such Party's cost and expense, will cause such certificate to be prepared for execution by the requested Party.
Any such certificate may be relied upon by any prospective Mortgagee or purchaser of any portion of a Site.

     SECTION 28. HOLDING OVER.

     (a) If Lessee remains in possession of the Leased Property of any Master
Lease Site after expiration or termination of the Term as to such Master Lease
Site without any express written agreement by Lessor, then Lessee will be and become a tenant at sufferance, and there will be no renewal or extension of the
Term as to such Master Lease Site by operation of Law.

     (b) If during the Term of this Agreement any Sprint Collocator remains in possession of the Sprint Collocation Space of any Site after expiration or termination of the Sprint Collocator's leaseback of or other right to use and occupy the Sprint Collocation Space at such Site without any express written agreement by Lessee, then such Sprint Collocator will be a month-to-month tenant with the monthly Sprint Collocation Charge equal to one hundred fifty percent
(150%) of the monthly Sprint Collocation Charge last applicable to the Sprint
Collocation Space and subject to all of the other terms set forth in this
Agreement, and there will be no renewal or extension of this Agreement as to the lease of the Sprint Collocation Space by operation of Law.

     SECTION 29. RIGHTS OF ENTRY AND INSPECTION.

     (a) Lessor and the applicable Sprint Collocator and their respective representatives, agents and employees, at such Person's sole cost and expense, will be entitled to enter any portion of any Site at all reasonable times and with advance notice in accordance with and to the extent required under Section
6(a) for the purposes of inspecting such Site, making any repairs or replacements or performing any maintenance, and performing any work on the Site, to the extent required or permitted by this Agreement. Nothing in this Section
29 will imply or impose any duty or obligation upon Lessor or any Sprint
Collocator to enter upon any Site at any time for any purpose, or to inspect any
Site at any time, or to perform, or pay the cost of, any work which Lessee is required to perform under any provision of this Agreement, and neither Lessor nor any Sprint Collocator has any such duty or obligation.

                                       59

     (b) Each Sprint Collocator will permit Lessee and Lessee's representatives to inspect Sprint's Communications Equipment located on the Tower in accordance with industry standard practices to ascertain compliance with the provisions of this Agreement. Except in the event of an Emergency only, and only for the purposed of making repairs or replacements to address such Emergency, Lessee shall not be entitled to have access to or inspect any other of Sprint's
Communications Equipment. Nothing in this Section 29 will imply or impose any duty or obligation upon Lessee to enter upon any Site at any time for any purpose, or to inspect the Leased Property at any time, or to perform, or pay the cost of, any work which Sprint is required to perform under any provision of this Agreement, and Lessee has no such duty or obligation. The Sprint
Collocators agree to indemnify and hold the Lessee Indemnitees harmless from and against and in respect of any and all Claims, paid, suffered, incurred or sustained by any Lessee Indemnitee and in any manner arising out of, by reason of, or in connection with any entry onto any Site by Sprint or any of its
Affiliates, employees, agents, contractors, subcontractors, engineers, agents, advisors, consultants or representatives.

     SECTION 30. RIGHT TO ACT FOR LESSEE.

     (a) In addition to and not in limitation of any other remedy Lessor or any
Sprint Collocator may have under this Agreement, if Lessee fails to make any payment or to take any other action (or to cause any Tower Subtenant to take any action) when and as required under this Agreement, subject to the following sentence, Lessor or the applicable Sprint Collocator may, without demand upon
Lessee and without waiving or releasing Lessee from any duty, obligation or liability under this Agreement, make any such payment or take any such other action required of Lessee. Unless Lessee's failure results in or relates to an
Emergency, Lessor or the Sprint Collocator, as applicable, will give Lessee at least ten (10) days prior written notice of Lessor's or the Sprint Collocator's intended action and Lessee will have the right to cure such failure within such ten (10) day period unless the same is not able to be remedied in such ten (10)
day period, in which event such ten (10) day period will be extended, provided
Lessee has commenced such cure within such ten (10) day period and continuously prosecutes the performance of the same to completion with due diligence. No notice will be required in the event of an Emergency. The actions which Lessor or the Sprint Collocator may take will include, but are not limited to, the performance of maintenance or repairs and the making of replacements to the
Towers and Improvements on each Site (and Lessor or the Sprint Collocator, as applicable, will have full access to the Sites for such purpose), the payment of insurance premiums which Lessee is required to pay under this Agreement, the payment of Ground Rent which Lessee is required to pay under the Ground Leases and the payment of Taxes which Lessee is required to pay under this Agreement.
Lessor or the Sprint Collocator may pay all incidental costs and expenses incurred in exercising its rights under this Agreement, including, without limitation, reasonable attorneys' fees and expenses, penalties, re-instatement fees, late charges, and interest. An amount equal to one hundred twenty percent
(120%) of the total amount of the costs and expenses (including salaries and benefits of employees) incurred by Lessor or the Sprint Collocator in accordance with this Section 30 is referred to as the "REIMBURSABLE MAINTENANCE EXPENSES", and will be due and payable by Lessee upon demand and bear interest at the rate of twelve percent (12%) per annum from the date five (5) days after demand until paid by Lessee.

     (b) For purposes of this Section 30, the term "EMERGENCY" means any event that causes, has caused or is likely to cause: (i) any bodily injury, personal injury or property damage;

                                       60

(ii) the immediate suspension, revocation, termination or any other adverse effect as to any licenses and/or permits; or (iii) any material adverse effect on the ability of any Sprint Collocator or its Affiliates, or any Tower
Subtenants, to operate Communications Equipment; or (iv) any failure of any Site to comply in any material respect with applicable FCC or FAA regulations or other licensing requirements.

     SECTION 31. DEFAULTS AND REMEDIES.

     (a) The following events constitute events of default by Lessor or any
Sprint Contributor:

          (i) if Lessor or any Sprint Contributor fails to perform any obligation under any Ground Lease (other than any obligation assumed by
     Lessee hereunder) that results in a default or breach under such Ground
     Lease and such failure continues (x) for more ten (10) days, or (y) if the cure period under such Ground Lease for such default or breach (A) is less than ten (10) days, such lesser period of time or, (B) is greater than ten
     (10) days, such greater period of time, in each case after written notice from Lessee;

          (ii) if Lessor or any Sprint Contributor violates or breaches, or fails to observe, keep, satisfy, perform and comply with, any material agreement, term, covenant, condition, requirement, restriction or provision of this Agreement in respect of any Site, and (x) Lessor or such Sprint
     Contributor (as applicable) does not cure such violation, breach or failure within thirty (30) days after Lessee gives Lessor written notice of such violation, breach or failure (or such lesser period provided herein), or
     (y) such violation, breach or failure (which is not a failure to pay money)
     is incapable of being cured within thirty (30) days, and Lessor or such
     Sprint Contributor (as applicable) does not commence to cure such violation, breach or failure within such thirty (30) day period and continuously prosecute the performance of the same to completion with due diligence, provided, if any such default causes Lessee to be in default under any Collocation Agreement existing prior to the Effective Date, the thirty (30) day periods referenced above in this Section 31(a)(ii) shall be reduced to such lesser time period as Lessee notifies Lessor or the appropriate Sprint Contributor in writing that Lessee has to comply under such Collocation Agreement;

          (iii) if Lessor or any Sprint Contributor becomes insolvent or makes an assignment for the benefit of creditors; or if any action is brought by
     Lessor seeking its dissolution or liquidation of its assets or seeking the appointment of a trustee, interim trustee, receiver or other custodian for any of its property; or if Lessor or any Sprint Contributor commences a voluntary proceeding under the Federal Bankruptcy Code; or if any action or petition is otherwise brought by Lessor seeking similar relief or alleging that it is insolvent or unable to pay its debts as they mature; or if any action is brought against Lessor seeking its dissolution or liquidation of any of its assets, or seeking the appointment of a trustee, interim trustee, receiver or other custodian for any of its property, and any such action is consented to or acquiesced in by Lessor or any Sprint Contributor or is not dismissed within ninety (90) days after the date upon which it was instituted; or if any proceeding under the Federal Bankruptcy Code is instituted against Lessor or any Sprint Contributor and (A) an order for relief is entered in such proceeding,

                                       61

     or (B) such proceeding is consented to or acquiesced in by Lessor or any
     Sprint Contributor or is not dismissed within ninety (90) days after the date upon which it was instituted; or if any action or petition is otherwise brought against Lessor seeking similar relief or alleging that it is insolvent, unable to pay its debts as they mature or generally not paying its debts as they become due, and such action or petition is consented to or acquiesced in by Lessor or any Sprint Contributor or is not dismissed within ninety (90) days after the date upon which it was brought;
     or

          (iv) if the lease or pre-lease of any Site to Lessee is rejected under
     Section 365 of the Federal Bankruptcy Code.

     (b) Upon the occurrence of any event of default by any Sprint Contributor under Section 31(a)(iii) or 31(a)(iv), Lessee may terminate any Sprint
Collocator's rights with respect to the leaseback or other use and occupancy of the Sprint Collocation Space at any or all Sites of such Sprint Contributor, by giving Sprint written notice of termination, and the applicable Sprint
Collocator's rights with respect to the leaseback or other use and occupancy of the Sprint Collocation Space at the affected Site(s) will be terminated thirty
(30) days after Sprint's receipt of such termination notice, provided, however, this Agreement shall otherwise remain in full force and effect. Upon the occurrence of any event of default by Lessor and any Sprint Contributor under
Section 31(a)(i) or 31(a)(ii) in respect of any Site, Lessee may terminate, at its election, Sprint's rights with respect to the leaseback or other use and occupancy of the Sprint Collocation Space at the affected Site, by giving Sprint written notice of termination of Sprint's rights with respect to the leaseback or other use and occupancy of the Sprint Collocation Space at the affected Site, and this Agreement will be terminated as to Sprint's rights with respect to
Collocation Space at the affected Site thirty (30) days after Sprint's receipt of such termination notice, provided, however, this Agreement shall otherwise remain in full force and effect. Additionally, upon the occurrence of events of default not cured during the applicable time period for curing same (whether of the same or different types) by any of Lessor or any Sprint Contributor under
Section 31(a), in respect of more than twenty percent (20%) of the Sites, in the aggregate, during any consecutive five (5) year period, which (i) results in material harm to the business and operations of Lessee, and subject to arbitration under Section 31(h) as to any dispute as to whether any event of default has occurred and is continuing, and (ii) such default is not the result of any default of Lessee hereunder or the occurrence of one or more force majeure events, Lessee shall have the right to (x) purchase all of the Sites for an aggregate purchase price of $100 by giving Lessor written notice of its exercise of such purchase option (which notice shall contain a reasonably specific description of each of such events of default), and such option shall be exercised pursuant to the provisions of Section 36, mutatis mutandis, except that the Option Purchase Price shall be $100 and/or (y) terminate any Sprint
Collocator's rights with respect to the leaseback or other use and occupancy of the Sprint Collocation Space at any or all Sites. Notwithstanding anything to the contrary contained herein, if Lessor disputes that it is in default hereunder, and Lessor is determined to be in default pursuant to Section 31(h), if Lessor, within twenty (20) days following a determination that it is in default under Section 31(h), commences cure of such default and diligently completes same, an event of default with respect to Lessor shall not be deemed to have occurred. Any termination by Lessee of a Sprint Collocator's rights with respect to any or all Sites pursuant to this Section 31(b) shall not diminish or limit any obligation of the Sprint Collocator to pay the Sprint Collocation
Charge provided for herein or any other amounts with respect to such Site(s).

                                       62

     (c) The following events constitute events of default by a Sprint
Collocator:

          (i) if the Sprint Collocators fail to timely pay any portion of the
     Sprint Collocation Charge, and any such failure continues for ten (10) days after written notice from Lessee (it being understood the aggregate Sprint
     Collocation Charge is a single non-severable payment with respect to all of the Sites);

          (ii) if any Sprint Collocator fails to timely pay any other amount payable under hereunder not constituting a portion of the Sprint
     Collocation Charge, and such failure continues for ten (10) days after written notice from Lessee;

          (iii) if any Sprint Collocator violates or breaches, or fails to observe, keep, satisfy, perform and comply with, any material agreement, term, covenant, condition, requirement, restriction or provision of this
     Agreement in respect of any Site, and (x) such Sprint Collocator does not cure such violation, breach or failure within thirty (30) days after Lessee gives such Sprint Collocator written notice of such violation, breach or failure, or (y) such violation, breach or failure (which is not a failure to pay money) is incapable of being cured within thirty (30) days, and such
     Sprint Collocator does not commence to cure such violation, breach or failure within such thirty (30) day period and continuously prosecute the performance of the same to completion with due diligence;

          (iv) if any Sprint Collocator becomes insolvent or makes an assignment for the benefit of creditors; or if any action is brought by such Sprint
     Collocator seeking its dissolution or liquidation of its assets or seeking the appointment of a trustee, interim trustee, receiver or other custodian for any of its property; or if such Sprint Collocator commences a voluntary proceeding under the Federal Bankruptcy Code; or if any action or petition is otherwise brought by such Sprint Collocator seeking similar relief or alleging that it is insolvent or unable to pay its debts as they mature; or
     if any action is brought against such Sprint Collocator seeking its dissolution or liquidation of any of its assets, or seeking the appointment of a trustee, interim trustee, receiver or other custodian for any of its property, and any such action is consented to or acquiesced in by such
     Sprint Collocator or is not dismissed within ninety (90) days after the date upon which it was instituted; or if any proceeding under the Federal
     Bankruptcy Code is instituted against such Sprint Collocator and (A) an order for relief is entered in such proceeding, or (B) such proceeding is consented to or acquiesced in by such Sprint Collocator or is not dismissed within ninety (90) days after the date upon which it was instituted; or if any action or petition is otherwise brought against such Sprint Collocator seeking similar relief or alleging that it is insolvent, unable to pay its debts as they mature or generally not paying its debts as they become due, and such action or petition is consented to or acquiesced in by such Sprint
     Collocator or is not dismissed within ninety (90) days after the date upon which it was brought; or

          (v) If the Sprint Collocator rejects its rights to sublease or right to use any Site under Section 365 of the Bankruptcy Code.

     (d) Upon the occurrence of any event of default by any Sprint Collocator under Section 31(c)(i), 31(c)(iv) or 31(c)(v), Lessee may terminate this
Agreement as to the leaseback

                                       63

or other use and occupancy of the Sprint Collocation Space at any or all Sites
leased, used or occupied by such Sprint Collocator by giving such Sprint
Collocator written notice of termination, and this Agreement will be terminated as to such Sites thirty (30) days after such Sprint Collocator's receipt of such termination notice; provided, however that no such notice of termination given as a result of a failure set forth in Section 31(c)(i) shall be effective unless and until such failure continues for an additional ten (10) Business Day period after Lessee has given the Sprint Collocators an additional written notice of such failure which contains the following statement in capital letters and bold face type: "THIS NOTICE CONSTITUTES THE FINAL NOTICE OF NON-PAYMENT AND IF YOU
FAIL TO PAY ALL OUTSTANDING AMOUNTS WITHIN TEN (10) BUSINESS DAYS AFTER THIS
NOTICE, YOUR RIGHTS UNDER THE MASTER LEASE AND SUBLEASE AGREEMENT MAY BE
TERMINATED." Upon the occurrence of any event of default by any Sprint
Collocator under Section 31(c)(ii) as to the Sprint Collocation Space of a Site,
Lessee may terminate, at its election, this Agreement as to the applicable Site or such Sprint Collocator's leaseback or other use and occupancy of the Sprint
Collocation Space at such Site at any time prior to the ninetieth (90) day after the occurrence of such event of default by giving such Sprint Collocator written notice of termination, and this Agreement will be terminated as to the applicable Site or as to the applicable Sprint Collocation Space, as applicable, thirty (30) days after such Sprint Collocator's receipt of such termination notice. Additionally, upon the occurrence of events of default not cured during the applicable time period for curing same (whether of the same or different types) by the Sprint Collocators (or any of them) under Section 31(c), in respect of more than twenty percent (20%) of the Sites, in the aggregate, during any consecutive five (5) year period, which (i) results in material harm to the business and operations of Lessee, and subject to arbitration under Section
31(h) as to any dispute as to whether any event of default has occurred and is continuing, and (ii) such default is not the result of any default of Lessee hereunder or the occurrence of one or more force majeure events, Lessee shall have the right to (x) purchase all of the Sites for an aggregate purchase price of $100 by giving Lessor written notice of its exercise of such purchase option
(which notice shall contain a reasonably specific description of each of such events of default), and such option shall be exercised pursuant to the provisions of Section 36, mutatis mutandis, except that the Option Purchase
Price shall be $100 and/or (y) terminate any Sprint Collocator's rights with respect to the leaseback or other use and occupancy of the Sprint Collocation
Space at any or all Sites. Notwithstanding anything to the contrary contained herein, if the Sprint Collocators disputes that they are in default hereunder, and a Sprint Collocator is determined to be in default pursuant to Section
31(h), if the Sprint Collocators, within twenty (20) days following a determination that they are in default under Section 31(h), commences cure of such default and diligently completes same, an event of default with respect to the Sprint Collocators shall not be deemed to have occurred.

     (e) The following events constitute events of default by Lessee:

          (i) (A) if Lessee fails to timely pay Ground Rent as provided in
     Section 4(a) or otherwise fails to perform any obligation assumed by Lessee hereunder under any Ground Lease as provided in Section 4(a) and such failure continues for more than (x) ten (10) days, or (y) if the cure period under the Ground Lease is (I) less than ten (10) days, such lesser period of time or (II) is greater than ten (10) days, such greater period of time, in each case after written notice from Lessor or the applicable
     Sprint Contributor, or (B) if Lessee otherwise fails to make payment of any amount due under this Agreement and

                                       64

     such failure continues for more than ten (10) days after written notice from Lessor (provided, the foregoing shall not be a default if Lessee is in a good faith dispute under a Ground Lease, and the Ground Lessor thereunder may not exercise any right to terminate the Ground Lease during the pendancy of such dispute);

          (ii) if Lessee violates or breaches, or fails to fully and completely observe, keep, satisfy, perform and comply with, any material term, covenant, condition, requirement, restriction or provision of this
     Agreement with respect to any Site, and does not cure such violation, breach or failure within thirty (30) days after Lessor or any Sprint
     Collocator gives Lessee written notice of such failure, or, if such failure
     (which is not a failure to pay money) can be cured, but not within thirty
     (30) days, and Lessee does not commence to cure such failure within such thirty (30) day period and continuously prosecute the performance of the same to completion with due diligence;

          (iii) if Lessee becomes insolvent or makes an assignment for the benefit of creditors; or if any action is brought by Lessee seeking its dissolution or liquidation of its assets or seeking the appointment of a trustee, interim trustee, receiver or other custodian for any of its property; or if Lessee commences a voluntary proceeding under the Federal
     Bankruptcy Code; or if any action or petition is otherwise brought by
     Lessee seeking similar relief or alleging that it is insolvent or unable to pay its debts as they mature; or if any action is brought against Lessee seeking its dissolution or liquidation of any of its assets, or seeking the appointment of a trustee, interim trustee, receiver or other custodian for any of its property, and any such action is consented to or acquiesced in by Lessee or is not dismissed within ninety (90) days after the date upon which it was instituted; or if any proceeding under the Federal Bankruptcy
     Code is instituted against Lessee and (A) an order for relief is entered in such proceeding, or (B) such proceeding is consented to or acquiesced in by
     Lessee or is not dismissed within ninety (90) days after the date upon which it was instituted; or if any action or petition is otherwise brought against Lessee seeking similar relief or alleging that it is insolvent, unable to pay its debts as they mature or generally not paying its debts as they become due, and such action or petition is consented to or acquiesced in by Lessee or is not dismissed within thirty (30) days after the date upon which it was brought; or

          (iv) If the leaseback to any Sprint Collocator or other right by any
     Sprint Collocator to use and occupy the Sprint Collocation Space is rejected by Lessee under Section 365 of the Federal Bankruptcy Code.

     (f) Upon the occurrence of any event of default by Lessee under Section
31(e) in respect of any Site (or if Lessor or any applicable Sprint Contributor elects to terminate this Agreement in respect of any Site pursuant to Section
12(c)), Lessor or any applicable Sprint Contributor may terminate this Agreement as to the applicable Site by giving Lessee written notice of termination, and this Agreement will be terminated as to such Site, at the time designated by
Lessor or such Sprint Collocator, as applicable, in its notice of termination to
Lessee, unless otherwise provided herein. Upon (i) the occurrence of events of default not cured during the applicable time period for curing same (whether of the same or different types), by Lessee under Section 31(e) in respect of more than twenty percent (20%) of the Sites, in the aggregate, during any consecutive five (5) year period, which (A) results in material harm to the

                                       65

business and operations of Lessor or the Sprint Collocators, and subject to arbitration under Section 31(h) as to any dispute as to whether any event of default has occurred and is continuing, and, (B) such default is not the result of any default of Lessor or any Sprint Collocator hereunder or the occurrence of one or more force majeure events, and (ii) failure of Guarantor after reasonable advance notice from Lessor to perform its payment obligations under Section 42 with respect to such event of default, Lessor or any Sprint Collocator may terminate this Agreement as to all Sites by giving Lessee written notice of termination (which notice shall contain a reasonably specific description of each of such events of default), and this Agreement will be terminated as to all
Sites at the time designated by Lessor or such Sprint Collocator in its notice of termination to Lessee. Notwithstanding anything to the contrary contained herein, if Lessee disputes that it is in default hereunder, and Lessee is determined to be in default pursuant to Section 31(h), if Lessee (or Guarantor), within twenty (20) days following a determination that it is in default under
Section 31(h), commences cure of such default and diligently completes same, an event of default with respect to Lessee shall not be deemed to have occurred.

     (g) Lessor, any Sprint Collocator or Lessee, as applicable, may pursue any remedy or remedies provided in this Agreement or any remedy or remedies provided for or allowed by law or in equity, separately or concurrently or in any combination, including, without limitation, (i) specific performance or other equitable remedies; or (ii) money damages arising out of such default; or (iii)
in the case of Lessee's default, Lessor or any Sprint Collocator may perform, on behalf of Lessee, Lessee's obligations under the terms of this Agreement pursuant to Section 31.

     (h) Notwithstanding anything in this Agreement to the contrary, if (i) any
Party receives any notice of a default under this Agreement or (ii) Lessor, or any Sprint Contributor or Sprint Collocator gives Lessee a notice of termination pursuant to Section 31(f), or (iii) Lessee gives Lessor or any Sprint
Contributor a notice of termination under Section 31(b) or Section 31(d) (as applicable) the Party receiving any such notice shall have the right, within ten
(10) days after receipt of such notice (the "DECISION PERIOD"), to initiate arbitration proceedings to determine the existence of any such default or termination right. Such arbitration proceedings will be initiated with three
Qualified Arbitrators, with one selected by each of Lessor and Lessee and the third mutually selected by the Parties, each Party acting reasonably, and if the
Parties cannot agree the third arbitrator shall, selected by the two other arbitrators. The arbitration will be held in Chicago, Illinois or such other location as is mutually agreeable to the Parties. All arbitrations will be governed by the applicable commercial rules of the American Arbitration
Association ("AAA") for accelerated arbitration proceedings. The arbitrators will prepare in writing, and provide to the Parties, such arbitrators'
determination, including factual findings and the reasons on which the determination was based. The decision of a majority of the arbitrators will be final, binding and conclusive and will not be subject to review or appeal and may be enforced in any court having jurisdiction over the Parties. During the
Decision Period and thereafter, if a Party elects to initiate arbitration proceeding under this Section 31(h), until the conclusion of the arbitration proceedings and the rendering of the decision of the arbitrators, any right or remedy provided under this Agreement to the Party alleging the default or termination right may not be exercised. "QUALIFIED ARBITRATOR" shall mean a person with at least ten years experience in the commercial real estate business, including experience with cellular tower assets.

     (i) A Party's pursuit of any one or more of the remedies provided in this
Agreement will not constitute an election of remedies excluding the election of another remedy or other

                                       66

remedies, or a forfeiture or waiver of any amounts payable under this Agreement as to the applicable Site by such Party or waiver of any relief or damages or other sums accruing to such Party by reason of the other Party's failure to fully and completely keep, observe, perform, satisfy and comply with all of the agreements, terms, covenants, conditions, requirements, provisions and restrictions of this Agreement. Notwithstanding anything to the contrary contained in this Agreement, neither Party will be liable to the other Party for indirect, incidental, special or consequential damages, including but not limited to lost profits, however arising, even if a Party has been advised of the possibility of such damages.

     (j) Either Party's forbearance in pursuing or exercising one or more of its remedies will not be deemed or construed to constitute a waiver of any event of default or of any remedy. No waiver by either Party of any right or remedy on one occasion will be construed as a waiver of that right or remedy on any subsequent occasion or as a waiver of any other right or remedy then or thereafter existing. No failure of either Party to pursue or exercise any of its powers, rights or remedies or to insist upon strict and exact compliance by the other Party with any agreement, term, covenant, condition, requirement, provision or restriction of this Agreement, and no custom or practice at variance with the terms of this Agreement, will constitute a waiver by either
Party of the right to demand strict and exact compliance with the terms and conditions of this Agreement. Except as otherwise provide herein, any termination of this Agreement pursuant to Sections 31(b), 31(d) or 31(f), or partial termination of a Parties' rights hereunder, shall not terminate or diminish any Parties' rights with respect to the obligations that were to be performed on or before the date of such termination.

     SECTION 32. QUIET ENJOYMENT.

     Lessee will, subject to the terms and conditions of this Agreement, peaceably and quietly hold and enjoy the Leased Property of each Master Lease
Site and shall have the right provided herein to operate each Pre-Lease Site during the Term thereof without hindrance or interruption from Lessor, any Party comprising Sprint or any other Sprint Group Member.

     SECTION 33. NO MERGER.

     There will be no merger of this Agreement or any subleasehold interest or estate created by this Agreement in any Site with any superior estate held by a
Party by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, both the subleasehold interest or estate created by this
Agreement in any Site and such superior estate; and this Agreement will not be terminated, in whole or as to any Site, except as expressly provided in this
Agreement. Without limiting generality of the foregoing provisions of this
Section 33, there will be no merger of the subleasehold interest or estate created by this Agreement in Lessee in any Site with any with any underlying fee interest that Lessee may acquire in any Site that is superior or prior to such subleasehold interest or estate created by this Agreement in Lessee.

     SECTION 34. BROKER AND COMMISSION.

     (a) All negotiations in connection with this Agreement have been conducted by and between Lessor, Lessee and Sprint without the intervention of any Person or other party as agent or broker other than Banc of America Securities LLC and
Citigroup Global Markets Inc. (the

                                       67

"FINANCIAL ADVISORS"), which are advising Sprint Parent in connection with this
Agreement and related transactions.

     (b) Each of Lessor, Lessee and Sprint warrants and represents to the other that there are no broker's commissions or fees payable by it in connection with this Agreement by reason of its respective dealings, negotiations or communications other than the advisor's fee payable to the Financial Advisors which will be payable by Sprint Parent. Lessor, Lessee and Sprint will, and do hereby indemnify, defend and hold harmless each other from and against the
Claims of any and all brokers, agents and other intermediaries alleging a commission, fee or other payment to be owing by reason of their respective dealings, negotiations or communications in connection with this Agreement.

     SECTION 35. RECORDING OF MEMORANDUM OF AGREEMENT OR SITE DESIGNATION
SUPPLEMENT.

     (a) Subject to the applicable provisions of the Agreement to Lease and
Sublease, for each Master Lease Site, upon the execution of this Agreement or after any Conversion Closing, Lessee may, at its cost and expense, cause a memorandum of agreement in the form attached hereto as Exhibit C to be filed in the appropriate County property records (unless the Ground Lease for any applicable Master Lease Site prohibits such recording) to provide constructive notice to third parties of existence of this Agreement. In addition, Lessee may, at its cost and expense, promptly following the execution of each Site
Designation Supplement, cause such Site Designation Supplement with respect to the applicable Master Lease Site to be filed in the appropriate County property records unless the Ground Lease for the applicable Site prohibits such recording. The costs of recording the Site Designation Supplements shall be paid as set forth in Section 3.8 of the Agreement to Lease and Sublease.

     (b) In addition to and not in limitation of any other provision of this
Agreement, the Parties will have the right to review and make corrections, if necessary, to any and all exhibits to this Agreement or to the Site Designation
Supplements. After making such corrections, Lessee will re-record such Site
Designation Supplement to reflect such corrections, if requested by any Party, at the expense of the requesting Party. The Parties will cooperate with each other to cause changes to be made in the Site Designation Supplement for such
Site, if such changes are requested by either Party to evidence any permitted changes in the description of the Sprint Collocation Space respecting such Site, including, without limitation changes in the Sprint Collocator's antennas or other parts of its Communications Facility at such Site. In addition to, and not in limitation of the foregoing, either Party will have the right, at its sole expense, to cause any amendment to such Site Designation Supplement to be recorded, including without limitation, in connection with such changes.

     SECTION 36. PURCHASE OPTION.

     (a) RIGHT TO PURCHASE. If this Agreement will not have been earlier terminated, or an event of default by Lessee will not have occurred and be continuing at the date of option exercise or the date fixed for purchase (as such date is specified below), Lessee will have an option, exercisable no earlier than one (1) year and no later than one hundred twenty (120) days prior to the Purchase Option Closing Date (the "OPTION TRIGGER WINDOW") to elect to purchase the right,

                                       68

title and interest of Lessor and any applicable Party comprising Sprint or any other Person holding an interest therein by, through or under Sprint or by acquisition thereof from Sprint from, on and after the Effective Date
(collectively, the "OPTION SELLERS") in all (but not less than all) of the
Purchase Sites (excluding, in all cases, Excluded Purchase Sites, Sprint's
Improvements and any Tower Subtenant's Improvements on such Site(s)) then subject to this Agreement for the net aggregate Option Purchase Price attributable to the Purchase Sites (and on the other terms and subject to the conditions specified in this Agreement). Lessee may exercise such purchase option by submitting to the Option Sellers in writing an offer for all of the
Purchase Sites within the Option Trigger Window. The Option Sellers will be obligated to sell, and Lessee will be obligated to buy, all such Master Lease
Sites at a closing to be effective as of the Purchase Option Closing Date.
Except as provided in this Section 36, Lessee will have no right or option to purchase any Sites subject to this Agreement. The Sprint Collocators acknowledge on their own behalf and on behalf of all Persons acquiring an interest in any
Site (except for a Sprint Market Assignee who signs a separate collocation agreement with Lessee) that their rights in and to the Sites are subject to the provisions of this Section 36.

     (b) PAYMENT OF THE OPTION PURCHASE PRICE. Lessee will pay to the Option
Sellers the net aggregate Option Purchase Price for the Purchase Sites in cash or immediately available funds on or prior to the closing of such sale. At the closing of such sale, each of the Option Sellers will transfer or cause to be transferred its applicable Purchase Sites, at Lessee's expense, to Lessee and the Term as to the Purchase Sites will end. Risk of loss for the Purchase Sites purchased pursuant to this Section 36 will pass from the Option Sellers to
Lessee upon payment of the applicable purchase price by Lessee to the Option
Sellers.

     (c) TRANSFER BY LESSOR. Any transfer of Purchase Sites by the Option
Sellers to Lessee pursuant to this Section 36 will include:

          (i) an assignment of each Option Seller's interest in any Ground Lease for such Purchase Site (which shall contain an assumption by Lessee of all of the obligations of such Option Seller under such Ground Lease and an agreement by Lessee to indemnify such Option Seller and each other Sprint
     Indemnitee from claims, losses or damages related to such obligations), a transfer of fee simple title to the Land for any Purchase Site which is an
     Owned Purchase Site, a transfer of each such Option Seller' interest in the applicable Tower and related assets (other than Sprint's Improvements or
     Sprint's Communications Equipment) and all appurtenances thereto; provided, that for so long as the Ground Lease, as amended, modified, or extended, is still in effect for any Purchase Site, each applicable Sprint Collocator will be entitled to lease the Sprint Collocation Space on each such
     Purchase Site from Lessee for successive five (5) year terms at rental rate equal to the then-current market rental rates for comparable locations;
     provided, that the Sprint Collocation Charge will thereafter be subject to increase on an annual basis at the beginning of each five (5) year term in an amount equal to the CPI Change; provided, if Lessee and any such Sprint
     Collocator fail to agree on a rental rate for one or more of the Purchase
     Sites, such rental rate will be determined for each applicable Purchase
     Site by a nationally recognized independent accounting firm mutually acceptable to such Sprint Collocator and Lessee. The cost of the determination of the rental rate will be shared equally by such Sprint
     Collocator and Lessee. The applicable Sprint Collocator will have the right to elect to terminate any such lease with respect to a Purchase Site as

                                       69

     of the expiration of each five (5) year term by giving no less than sixty
     (60) days prior written notice of such termination to Lessee;

          (ii) to the extent legally transferable, all rights of each such
     Option Seller under or pursuant to warranties, representations and guarantees made by suppliers or manufacturers in connection with such
     Purchase Site, but excluding any rights to receive amounts under such warranties, representations and guarantees representing reimbursements for items paid by such Option Seller; and

          (iii) to the extent legally transferable, all known and unknown rights, claims, credits, causes of action, or rights to commence any causes of action or rights of setoff of each such Option Seller against third parties relating to such Purchase Site arising on or after the date of transfer, including unliquidated rights under manufacturers' and vendors'
     warranties, but excluding all amounts representing reimbursements for items paid by such Option Seller.

     (d) EVIDENCE OF TRANSFER. Each of the Option Sellers and Lessee will enter into assignments, deeds (with warranties of title as to such Option Sellers'
actions only), bills of sale and such other documents and instruments as the other may reasonably request to evidence any transfer of such Purchase Sites.

     (e) TRANSFER TAXES. As provided in Section 16(d), any Transfer Taxes incurred in connection with the transfer of Purchase Sites by the Option Sellers to Lessee pursuant to this Section 36 will be divided equally between Lessor and
Lessee.

     (f) NO WARRANTIES. Any transfer of a Purchase Site by any Option Seller to
Lessee pursuant to this Agreement will be "AS IS" and without any warranty whatsoever by such Option Seller, except that in any transfer of a Purchase Site by any such Option Seller to Lessee pursuant to this Agreement, such Option
Seller will warrant that the Option Seller has not previously transferred title to such Purchase Site that is so transferred and will convey the interest of such Option Seller with limited warranty stating that the Purchase Site is free of Liens or other matters created or arising by, through or under the Option
Seller or any other Sprint Group Member from and after the Effective Date.

     SECTION 37. NET LEASE.

     This Agreement, insofar as it relates to the lease or the use and operation by Lessee of any Site or the Leased Property on any Site is a net lease and, except as otherwise expressly provided in Sections 14, 20, 31 and 41 of this
Agreement, will not terminate. Neither Lessee nor any Sprint Collocator will be entitled to any abatement, reduction, setoff, counterclaim, defense or deduction with respect to any Rent, Pre-Lease Rent, Sprint Collocation Charge, amount payable under Section 11(h) or other sum payable under this Agreement. Except as otherwise expressly provided in Sections 14, 20, 31 and 41 of this Agreement, the obligation of Lessee and each Sprint Collocator under this Agreement will not be affected by reason of: (a) any damage to or destruction of any Site or any part of

                                       70

such Site by any cause whatsoever; (b) any condemnation of any Site; (c) any prohibition, limitation, restriction or prevention of Lessee's use or enjoyment of a Site by any Person; (d) any matter affecting title to any Site or any part of such Site; (e) any loss of use or possession by Lessee of a Site or any portion of such Site, by reason of title paramount or otherwise; (f) the invalidity or unenforceability of any provision of this Agreement or the impossibility or illegality of performance by Lessor or Lessee or both; (g) any action of any Governmental Authority; or (h) any other cause or occurrence whatsoever, whether similar or dissimilar to the foregoing.

     SECTION 38. COMPLIANCE WITH SPECIFIC FCC REGULATIONS.

     (a) Lessee understands and acknowledges that Tower Subtenants are engaged in the business of operating Communications Equipment at each Site. The
Communications Equipment is subject to the regulations of the FCC, including without limitation regulations regarding exposure by workers and members of the public to the radio frequency emissions generated by Sprint's Communications
Equipment. Lessee acknowledges that such regulations prescribe the permissible exposure levels to emissions from the Communications Equipment which can generally be met by maintaining safe distances from such Communications
Equipment. To the extent Lessee is required to do so under applicable FCC regulations, Lessee will install, or cause the Tower Subtenants to install, at its or their expense, such marking, signage or barriers to restrict access to any Site as Lessee deems necessary in order to comply with the applicable FCC regulations, with respect to Communications Equipment other than Sprint's
Communications Equipment, and with respect to Sprint's Communications Equipment, the applicable Sprint Collocator will install same. To the extent Lessee is required to do so under applicable FCC regulations, Lessee further agrees to post, or to cause the Tower Subtenants to post, prominent signage at all points of entry to each Site containing instructions as to any potential risk of exposure and methods for minimizing such risk, with respect to Communications
Equipment other than Sprint's Communications Equipment, and with respect to
Sprint's Communications Equipment the applicable Sprint Collocator will install same. Lessee will cooperate in good faith with each Sprint Collocator to minimize any confusion or unnecessary duplication that could result in similar signage being posted with respect to any of Sprint's Communications Equipment at or near any Site in respect of any Sprint Collocation Space on such Site.

     (b) Lessee further agrees to alert all personnel working at or near each
Site, including Lessee's maintenance and inspection personnel, to heed all of
Lessee's or Tower Subtenant's signage or restrictions with respect to such Site, to maintain the prescribed distance from the Communications Equipment, and to otherwise follow the posted instructions. Lessee further agrees to give each
Tower Subtenant at least ten (10) days' advance written notice of any repair or maintenance work to be performed on any Site which would require work in closer proximity to the Communications Equipment than prescribed by the signage or restrictions, to abide by any provisions in the Collocation Agreement related to such work and allow such work to be monitored by such Tower Subtenant, if required by such Tower Subtenant.

     (c) Lessor and Sprint cooperate with each Tower Subtenant on a going-forward basis with respect to each Site in order to help insure that such
Tower Subtenant complies with the applicable FCC regulations.

     (d) Each Sprint Collocator acknowledges and agrees that Sprint's
Communications Equipment at each Site is subject to the regulations of the FCC, including, without limitation,

                                       71

regulations regarding exposure by workers and members of the public to the radio frequency emissions generated by Sprint's Communications Equipment and Sprint agrees to comply with all FCC Regulations and all other Applicable Laws. Each
Sprint Collocator acknowledges that such regulations prescribe the permissible exposure levels to emissions from its Communications Equipment which can generally be met by maintaining safe distances from such Communications
Equipment. Each Sprint Collocator will install at its expense such marking, signage, or barriers to restrict access to any of Sprint's Communications
Equipment on a Site in respect of any Sprint Collocation Space on such Site as such Sprint Collocator deems necessary in order to comply with the applicable
FCC regulations. Each Sprint Collocator will cooperate in good faith with Lessee to minimize any confusion or unnecessary duplication that could result in similar signage being posted with respect to any of Sprint's Communications
Equipment at or near any Site in respect of any Sprint Collocation Space on such
Site. Each Sprint Collocator, at its option, may also install signage at any
Site identifying Sprint's Communication Facility at such Site and providing for contact information in the case of emergency.

     (e) Each Sprint Collocator further agrees to alert all personnel working at or near each Site, including such Sprint Collocator's maintenance and inspection personnel, to maintain the prescribed distance from the Communications
Equipment, and to otherwise follow the posted instructions of Lessee.

     SECTION 39. TAX INDEMNITIES.

     (a) INCOME TAX INDEMNITY.

          (1) TAX ASSUMPTIONS. In entering into this Agreement and related documents, the Sprint Group has made the following assumptions regarding the characterization of the transactions contemplated under this Agreement for federal income tax purposes (the "TAX ASSUMPTIONS"):

          (i) for federal income tax purposes, this Agreement will be treated as a "true lease" with respect to all of the Leased Property, the members of the Sprint Group will be treated, directly or indirectly through one or more entities that are classified as partnerships or disregarded entities for federal income tax purposes, as the owners and sublessors of the Leased
     Property, and Lessee will be treated (or, if Lessee is a disregarded entity for federal income tax purposes, the entity treated as the owner of Lessee for federal income tax purposes) as the lessee of the Leased Property;

          (ii) following the execution of this Agreement, the Sprint Group will be entitled to deduct, pursuant to Section 168(b) of the Code, depreciation deductions with respect to the Sprint Group's adjusted tax basis in the
     Leased Property using the same depreciation method(s) as in effect immediately before the execution of this Agreement ("FEDERAL DEPRECIATION
     DEDUCTIONS");

          (iii) prepaid Rent and Pre-Lease Rent with respect to each Site will be paid under a single lease subject to Section 467 of the Code and will be characterized in part as a loan under section 467 of the Code and Treasury
     Regulations issued under such

                                       72

     section and the Sprint Group will be entitled to deduct interest attributable thereto with respect to each Site as set forth in Exhibit H;

          (iv) the only amounts that any Sprint Group Member will be required to include in gross income with respect to the transactions contemplated by this Agreement and related documents will be (A) Rent and Pre-Lease Rent as it accrues as rent in accordance with the terms of this Agreement and the application of Section 467 of the Code and Treasury Regulations issued under such section and as set forth in Exhibit H with respect to each Site;
     (B) any indemnity (including any gross up) pursuant to this Agreement; (C)
     any amounts paid or otherwise recognized pursuant to a voluntary sale or other disposition by any Sprint Group Member (other than a sale or disposition attributable to a default by Lessee and/or the exercise of remedies by Lessor or Sprint or its Affiliates under this Agreement) of any
     Leased Property, it being understood for these purposes that a sale or disposition that may be deemed to have occurred on the Effective Date is not a sale; (D) proceeds upon Lessee's exercise of the purchase option pursuant to Section 36 of this Agreement; (E) any costs and expenses of
     Lessor or Sprint (and any interest thereon) paid or reimbursed by Lessee pursuant to this Agreement; (F) income attributable to the reversion of
     Alterations made by Lessee to Lessor at the end of the Term; (G) amounts expressly identified as interest in the Agreement and payable to Lessor or any Sprint Group Member; (H) any other amount to the extent such item of income results in an equal and offsetting deduction; and (I) any income or gain from an acceleration of Rent or Pre-Lease Rent as a result of the expiration or termination of a ground lease with respect to a Site listed in paragraphs 9 through 15 of Section 4.5 of the Contributors Disclosure
     Letter (as defined in the Agreement to Lease and Sublease); and

          (v) the combined effective federal and net state income Tax rate applicable to each Sprint Group Member will be thirty-nine percent (39%)
     (the "ASSUMED RATE"), comprised of thirty-five percent (35%) for the assumed federal rate and four percent (4%) (which is net of federal income
     Tax benefits) for the assumed state rate.

          (2) LESSEE'S REPRESENTATIONS AND COVENANTS. Lessee hereby represents and covenants to each Sprint Group Member as follows:

          (i) Lessee, any Affiliate of Lessee, any assignee or sublessee of
     Lessee, and any user (other than Lessor or Sprint or its Affiliates) of any portion of the Leased Property will not claim depreciation deductions as the owner of any of the Leased Property for federal income Tax purposes during the Term (and thereafter unless Lessee purchases such property pursuant to Section 36 of this Agreement), with respect to such Leased
     Property or portion of such Leased Property, except with respect to
     Alterations financed by Lessee or such assignee, sublessee, or other user, nor will they take any other action in connection with filing a Tax return or otherwise which would be inconsistent with (i) the treatment of the
     Sprint Group Members as the direct or indirect owners and lessors of the
     Leased Property for federal income tax purposes, (ii) the Tax Assumptions, or (iii) Section 11 and Exhibit H of this Agreement.

          (ii) none of the Leased Property will constitute "tax-exempt use property" as defined in Section 168(h) of the Code other than solely as a result of use by Lessor,

                                       73

     Sprint or its Affiliates and any other Person that is a Tower Subtenant as of the date of the Agreement to Lease and Sublease;

          (iii) on the Effective Date, no Alterations to any of the Leased
     Property will be required in order to render any of the Leased Property complete for its intended use by Lessee except for ancillary Severable
     Alterations that are customarily selected and furnished by lessees of property similar in nature to the Leased Property;

          (iv) Lessee has no current plan or intention of making any Alteration or repair with respect to any of the Leased Property that would not be treated as severable improvements or permitted nonseverable improvements within the meaning of Revenue Procedure 2001-28, 2001-1 C.B. 1156;

          (v) Lessee has no current plan or intention of making any Alteration or repair with respect to any of the Leased Property the value of which as of the end of the Term with respect to such Leased Property would compel
     Lessee to exercise any of the purchase options under Section 36 of this
     Agreement; and

          (vi) Lessee is not obligated to exercise any of the purchase options provided in Section 36 of this Agreement, it has not decided whether it will exercise any of the purchase options provided in Section 36 of this
     Agreement, and it has no plans to enter into or incur such obligation or to make such decision in the immediate future.

          (3) INDEMNITY FOR TAX LOSSES.

          (i) If, as a result of

               (A) the inaccuracy of any representation of Lessee, or the breach of any covenant of Lessee, set forth in Section 39(a)(2) of this
          Agreement;

               (B) any act of Lessee, or any assignee or sublessee of Lessee or any user of the Leased Property (other than Lessor or Sprint or its
          Affiliates) during the Term, other than (i) the execution or delivery of the Transaction Documents and (ii) any act required under the
          Transaction Documents or any Permitted Act;

               (C) the failure by Lessee to perform any act required of it under any of the Transaction Documents;

               (D) any disposition of Leased Property attributable to a default by Lessee and/or the exercise of remedies under this Agreement; or

               (E) the bankruptcy of Lessee.

                                       74

any Sprint Group Member (each a "TAX INDEMNITEE") will not claim on the relevant income tax return based upon a written opinion from independent tax counsel reasonably acceptable to Lessee (setting forth in reasonable detail the facts and analysis upon which such opinion is based) that there is no reasonable basis as defined in Treas. Reg. Section 1.6662-3(b)(3) as in effect on the Effective
Date for claiming all or any portion of the Federal Income Tax Benefits, will lose the right to claim all or any portion of the Federal Income Tax Benefits, will suffer a loss of, disallowance of, or delay in obtaining all or any portion of the Federal Income Tax Benefits, or will be required to recapture all or any portion of the Federal Income Tax Benefits, or any Tax Indemnitee will suffer an
Inclusion (any such event being referred to as a "TAX LOSS"), then, within thirty (30) days after receipt of a written demand from or on behalf of the Tax
Indemnitee describing in reasonable detail the Tax Loss and the computation of the amount payable (a "TAX INDEMNITY NOTICE"), Lessee will pay to such Tax
Indemnitee as an indemnity the amount specified in the Tax Indemnity Notice.
Subject to other adjustments required by this Section 39(a)(3)(i), such indemnity payment will be calculated in the Tax Indemnity Notice to equal, on an
After-Tax Basis, the sum of (y) the amounts of any additional federal and state income taxes payable by such Tax Indemnitee for the taxable year (calculated at the Assumed Rate in the case of a Tax Loss respecting Federal Income Tax
Benefits and calculated at the highest marginal applicable federal and state rates then in effect in the case of a Tax Loss respecting an Inclusion) and any interest thereon (calculated to the date such payment is made using the actual interest rates for underpayments of tax applicable to the relevant periods), plus (z) the amount of any penalties and additions to tax actually payable as a result of such Tax Loss and attributable thereto. The indemnity payment will be a net lump-sum amount, taking into account all past and anticipated future Tax
Losses and Tax savings at the Assumed Rate, and using a discount rate equal to the Applicable Federal Rate (as defined in Code Section 1274(d)(1) then in effect) to present value future Tax Losses and Tax savings. Any indemnity payment made pursuant to this Section 39(a)(3)(i) will be made on an "AFTER-TAX
BASIS" which means that any such payment will also include a "gross-up" for any federal or state income Taxes (determined at the highest marginal applicable federal and state rates then in effect) payable by such Tax Indemnitee with respect to the receipt or accrual of such indemnity payment, including such gross-up. Notwithstanding any other provision of this Section 39(a)(3)(i) to the contrary, Lessee will not be required to make any payment under this Section
39(a)(3)(i) earlier than, (a) in the case of a Tax Loss that is not being contested pursuant to Section 39(d) of this Agreement, the date such Tax
Indemnitee (or the common parent of the consolidated group in which it is a member, as the case may be) files the applicable federal income Tax return, estimated or final as the case may be, which would first properly reflect the additional federal income Tax that would be due as a result of the Tax Loss and
(b) in the case of a Tax Loss that is being contested pursuant to Section 39(d)
of this Agreement, thirty (30) days after the date on which a Final
Determination is made (or as otherwise provided in Section 39(d)) and (c) twenty
(20) days after the receipt by Lessee of the Tax Indemnity Notice.

          (ii) Verification of Calculations. Lessee may timely request that any
     Tax Indemnity Notice be verified by a nationally recognized independent accounting firm or a lease advisory firm selected by Lessee and reasonably acceptable to such Tax Indemnitee. Such verification will be at Lessee's expense unless such accounting firm determines that the amount payable by
     Lessee is more than ten percent less than the amount shown on the Tax
     Indemnity Notice, in which event the Tax Indemnitee will pay such costs. In order to enable such independent accountants to verify such amounts, the
     Tax Indemnitee will

                                       75

     provide to such independent accountants (for their confidential use and not to be disclosed to Lessee or any other person) all information reasonably necessary for such verification.

          (4) EXCEPTIONS. Notwithstanding any provision of this Section 39(a) to the contrary, Lessee will not be required to make any payment to any Tax
Indemnitee in respect of any Tax Loss to the extent that any such Tax Loss occurs as a result of one or more of the following:

          (i) other than as a result of an Alteration by Lessee, the entry into a New Lease under Section 40 of this Agreement or any severance of this
     Agreement under Section 41, the determination that this Agreement is not a
     "true lease" for federal income tax purposes or that the members of the
     Sprint Group, directly or indirectly through one or more entities that are classified as partnerships or disregarded entities for federal income tax purposes, are not the owners or sublessors of the Leased Property, or that
     Section 467 of the Code does not apply to this Agreement in accordance with its terms;

          (ii) the voluntary sale, assignment, transfer, or other disposition or the involuntary sale, assignment, transfer, or other disposition attributable to the bankruptcy, insolvency or the breach of any covenant or obligation of the Tax Indemnitee set forth in the Transaction Documents of or by any such Tax Indemnitee or any of its Affiliates, in either case, of any of the Leased Property or portion of such Leased Property by any such
     Tax Indemnitee or any of its Affiliates other than a sale, assignment, transfer, or disposition (A) contemplated by the Transaction Documents; (B)
     otherwise resulting from the exercise by any Sprint Group Member of its rights or performance of its obligations under the Transaction Documents;
     or (C) attributable to a default by Lessee and/or exercise of remedies under this Agreement;

          (iii) the gross negligence or willful misconduct of such Tax
     Indemnitee;

          (iv) penalties, interest, or additions to Tax to the extent based upon issues unrelated to the transactions contemplated by this Agreement and related documents;

          (v) Lessee's exercise of the purchase option provided in Section 36 of this Agreement;

          (vi) the failure by the Sprint Group or any Sprint Group Member timely or properly to claim any Federal Income Tax Benefits or to exclude income on the appropriate Tax return other than in accordance with Section
     39(a)(3) of this Agreement;

          (vii) any failure of the Tax Indemnitee to have taken all the actions, if any, required of it by Section 39(d) of this Agreement to contest the
     Loss and such failure materially prejudices the ability to contest, and
     Lessee has a reasonable basis for such contest (other than a failure attributable in whole or part to the failure of Lessee to follow the procedures set forth in Section 39(d) of this Agreement);

          (viii) any change in Law enacted, adopted or promulgated on or after the date of the Agreement to Lease and Sublease, provided that this exclusion shall not apply

                                       76

     to any (1) change in tax rates applicable to the making of any indemnity payment for a Tax Loss (a) respecting Federal Income Tax Benefits on an
     After-Tax basis or (b) respecting an Inclusion or (2) substitution or replacement of any Leased Property after a change in Law;

          (ix) the failure of the Sprint Group, or any single Sprint Group
     Member, to have sufficient income or Tax liability to benefit from the
     Federal Income Tax Benefits;

          (x) the inclusion of income by a Sprint Group Member as a result of the reversion of Alterations made by Lessee to Lessor at the end of the
     Term;

          (xi) a determination that Sprint is not holding the Leased Property in the ordinary course of a trade or business or that Sprint did not enter into the transactions contemplated by the Transaction Documents for profit;

          (xii) the existence of, or any consequence of, the prepayment of the
     Rent, or the application of Section 467 of the Code or the Treasury regulations promulgated thereunder, provided that the Lessee makes all payments when due and accrues all rental expense in accordance with the
     Allocated Rent as set forth in Exhibit H and provided further that this exclusion will not apply to the entry into a New Lease under Section 40 of this Agreement or any severance of this Agreement under Section 41;

          (xiii) any tax election by a Sprint Group Member that is inconsistent with the Tax Assumptions to the extent of a resulting increase in the
     Lessee's indemnity obligations hereunder;

          (xiv) a Tax Loss with respect to any period occurring after (and not simultaneously with) (1) the expiration or earlier termination of the Term with respect to a Site or (2) the return to Sprint of the Leased Property related to a Site, in either case other than interest, fines, penalties and additions to tax resulting from a Tax Loss that would not be excluded under this clause (xvi);

          (xv) the breach or inaccuracy of any representation, warranty or covenant by any Sprint Group Member in any of the Transaction Documents
     (except to the extent such breach or inaccuracy is attributed to a breach or inaccuracy of any representation, warranty or covenant of Lessee or an
     Affiliate under the Transaction Documents).

     (b)  GENERAL TAX INDEMNITY.

          (1) Lessee agrees to pay and to indemnify, protect, defend, save, and keep harmless each Sprint Group Member on an After-Tax Basis, from and against any and all Taxes upon or with respect to (A) any of the Leased Property, any portion of such Leased Property, or any interest therein (B) the acquisition, purchase, sale, financing, leasing, subleasing, ownership, maintenance, repair, redelivery, alteration, insuring, control, use, operation, delivery, possession, repossession, location, storage, refinancing, refund, transfer of title, registration, reregistration, transfer of registration, return, or other disposition of any of the Leased Property or any portion of such Leased
Property, or interest in such Leased Property, (C) the rental payments, receipts, or earnings arising from the Leased Property, any portion of such
Leased Property, or any interest

                                       77

in such Leased Property, or payable pursuant to this Agreement, or any other payment or right to receive payment pursuant to any related document, or (D) any
Alteration, removal, substitution, maintenance, or repair of any of the Leased
Property

          (2) EXCLUSIONS FROM GENERAL TAX INDEMNITY. The provisions of Section
16 and Section 39(b)(1) will not apply to, and Lessee will have no responsibility under Section 16 and no liability under Section 39(b)(1) with respect to:

          (i) Taxes on any Sprint Group Member (other than such Taxes that are sales, use, rental, property, stamp, document filing, license, or ad valorem Taxes, or value added Taxes that are in the nature of or in lieu of such Taxes) imposed on any such member that are franchise Taxes, privilege
     Taxes, doing business Taxes, or Taxes imposed on, based on or measured by, gross or net income, receipts, capital, or net worth of any such member which are imposed by any state, local, or other taxing authority within the
     United States or by any foreign or international taxing authority;

          (ii) Taxes imposed by any jurisdiction on any Sprint Group Member solely as a result of its activities in such jurisdiction unrelated to the transactions contemplated by this Agreement and related documents;

          (iii) Taxes on any Sprint Group Member that would not have been imposed but for the willful misconduct or gross negligence of any such member or an Affiliate of any Sprint Group Member or the inaccuracy or breach of any representation, warranty, or covenant of such Tax Indemnitee or any of its Affiliates under the Transaction Documents (except to the extent such inaccuracy or breach is attributed to an inaccuracy or breach of any representation, warranty or covenant of Lessee or an Affiliate under the Transaction Documents);

          (iv) Taxes which are attributable to any period or circumstance occurring after the expiration or earlier termination of the Term with respect to a Site, except to the extent attributable to (I) a failure of
     Lessee or any of its transferees or sublessees or users of the Leased
     Property (other than Lessor or Sprint or its Affiliates) to fully discharge its obligations under this Agreement and related documents, (II) Taxes imposed on or with respect to any payments that are due after the expiration or earlier termination of the Term with respect to a Site and which are attributable to a period or circumstance occurring prior to or simultaneously with such expiration or earlier termination, (III) the entry into a New Lease under Section 40 of this Agreement; or (IV) any severance of this Agreement under Section 41;

          (v) any Tax that is being contested in accordance with the provisions of Section 39(d) during the pendency of such contest, but only for so long as such contest is continuing in accordance with Section 39(d) and payment is not otherwise required pursuant to Section 39(d);

          (vi) Taxes imposed on a Tax Indemnitee that would not have been imposed but for any act of such Tax Indemnitee (or any Affiliate thereof)
     that is expressly

                                       78

     prohibited, or omission of an act that is expressly required, as the case may be, by any Transaction Document;

          (vii) Taxes that would not have been imposed but for any voluntary sale, assignment, transfer, pledge, or other disposition or hypothecation or the involuntary sale, assignment, transfer, or other disposition attributable to the bankruptcy, insolvency or the breach of any covenant or obligation of the Tax Indemnitee set forth in the Transaction Documents of or by any such Tax Indemnitee, in either case, of any of the Leased
     Property or portion of such Leased Property by any such Tax Indemnitee other than a sale, assignment, transfer, or disposition (A) contemplated by the Transaction Documents, (B) otherwise resulting from the exercise by any
     Sprint Group Member of its rights or performance of its obligations under the Transaction Documents or (C) attributable to a default by Lessee and/or exercise of remedies under this Agreement;

          (viii) Taxes imposed on a Tax Indemnitee that would not have been imposed but for such Tax Indemnitee's (or Affiliate's) breach of its contest obligations under Section 39(d) (but only to the extent such breach materially prejudices the Lessee's ability to contest such Taxes or results in an increase in the amount of Lessee's indemnification obligation hereunder);

          (ix) Taxes imposed on a Tax Indemnitee in the nature of interest, penalties, fines and additions to Tax to the extent based upon issues unrelated to the transactions contemplated by the Transaction Documents;

          (x) Taxes imposed on any Sprint Group Member that are United States federal, state or local net income Taxes of any such member;

          (xi) Taxes imposed in connection with or as a result of the leasing or use of the Sprint Collocation Space by Sprint or its Affiliates or the
     payment or accrual of the Sprint Collocation Charge; or

          (xii) Taxes to the extent that they are not the responsibility of
     Lessee as described in Section 16(a) without regard to this subsection.

The provisions of this Section 39(b)(2) will not apply to any Taxes imposed in respect of the receipt or accrual of any payment made by Lessee on an After-Tax
Basis.

          (3) REPORTS. If any report, return, certification, or statement is required to be filed with respect to any Tax that is the responsibility of
Lessee under Section 16 or is subject to indemnification under this Section
39(b), Lessee will timely prepare and file the same to the extent permitted by law (except for (i) any report, return, or statement relating to any net income
Taxes or, (ii) any report, return, or statement relating to any other Taxes not subject to indemnity under Section 39(b)(2)(i) or any Taxes in lieu of or enacted in substitution for any of the foregoing, except that, in such cases,
Lessee will timely provide information necessary to file such report, return, or statement, (iii) any report, return, or statement relating to Property taxes or
(iv) any other report, return, certification, or statement which any Sprint
Group Member has notified Lessee that such member intends to prepare and file);
provided, that any Sprint Group Member will have furnished Lessee, at Lessee's expense, with such information reasonably

                                       79

necessary to prepare and file such returns as is within such member's control.
Lessee will either file such report, return, certification, or statement and send a copy of such report, return, certification, or statement to the member, or, where not so permitted to file, will notify the member of such requirement within a reasonable period of time prior to the due date for filing (without regard to any applicable extensions) and prepare and deliver such report, return, certification, or statement to the member. In addition, within a reasonable time prior to the time such report, return, certification, or statement is to be filed, Lessee will, to the extent permitted by law, cause all billings of such Taxes to be made to each Sprint Group Member in care of Lessee, make such payment, and furnish written evidence of such payment. Lessee will furnish promptly upon written request such data, records and documents as any
Sprint Group Member may reasonably require of Lessee to enable such member to comply with requirements of any taxing jurisdiction arising out of such member's participation in the transactions contemplated by this Agreement and related documents.

          (4) PAYMENTS. With the exception of Property Taxes, any Tax for which
Lessee is responsible under Section 16 or any tax indemnified under this Section
39(b) will be paid by Lessee directly when due to the applicable taxing authority if direct payment is permitted, or will be reimbursed to the appropriate Sprint Group Member on demand if paid by such member in accordance herewith. Property Taxes will be paid in accordance with Sections 16(b) and (c).
Except as explicitly provided in Section 16 or as otherwise provided in this
Section 39(b), all amounts payable to a Sprint Group Member under Section 16 or this Section 39 will be paid promptly in immediately available funds, but in no event later than the later of (i) ten (10) business days after the date of such demand or (ii) two (2) Business Days before the date the Tax to which such amount payable relates is due or is to be paid and will be accompanied by a written statement describing in reasonable detail the Tax and the computation of the amount payable. Such written statement will, at Lessee's request, as long as payment is not delayed, be verified by a nationally recognized independent accounting firm selected by such member. Such verification will be at Lessee's expense unless the accounting firm determines that the amount payable by Lessee is more than ten percent less than the amount shown on such written statement, in which event, the applicable Sprint Group Member will pay such costs. In the case of a Tax subject to indemnification under this Section 39(b) which is properly subject to a contest in accordance with Section 39(d), Lessee (i) will be obligated to make any advances with respect to such Tax whenever required under Section 39(d) and (ii) will pay such Tax (in the amount finally determined to be owing in such contest) on an After-Tax Basis prior to the latest time permitted by the relevant taxing authority for timely payment after a final determination.

     (c) TAX SAVINGS. If, by reason of any payment made, or events giving rise to such payment, to or for the account of any Tax Indemnitee by Lessee pursuant to Section 39(a) or 39(b), such Tax Indemnitee at any time realizes a reduction in any Taxes or receives a refund which was not taken into account previously in computing such payment by Lessee to or for the account of the Tax Indemnitee, then the Tax Indemnitee will pay to Lessee an amount equal to such actual reduction in Taxes or such refund (including interest received), plus the amount of any additional reduction in Taxes of the Tax Indemnitee attributable to the payment made by the Tax Indemnitee to Lessee pursuant to this sentence;
provided, however, that (A) the Tax Indemnitee will not be obligated to make such payment with respect to any net Tax savings or refund to the extent that the amount of such payment would exceed the excess of (x) all prior indemnity payments (excluding costs and expenses incurred with respect to contests) made by

                                       80

Lessee over (y) the amount of all prior payments by the Tax Indemnitee to
Lessee; provided, that any such excess tax savings realized (or deemed realized)
by such Tax Indemnitee which are not paid to Lessee as a result of this subclause (A) will be carried forward and reduce Lessee's obligations to make subsequent payments to such Tax Indemnitee pursuant to Section 39 of this
Agreement; and (B) if any such Tax savings or refund realized by such the Tax
Indemnitee, or any tax savings taken into account for purposes of determining
"After-Tax Basis" will be lost or otherwise determined to be unavailable, such lost or otherwise unavailable Tax savings or refund will be treated as a Tax for which Lessee must indemnify the Tax Indemnitee pursuant to Section 39(a) or
39(b), as the case may be (without regard to the exceptions in Section 39(a)(4)
and Section 39(b)(2) other than Section 39(a)(4)(iii), 39(a)(4)(iv),
39(b)(2)(iii) and 39(b)(2)(ix)). For purposes of this Section 39(c), each Tax
Indemnity is assumed to be taxable at the Assumed Rate and an Inclusion is assumed to be taxable at the actual rate.

     (d) CONTEST RIGHTS. In the event that any Tax Indemnitee receives any written notice of any potential claim or proposed adjustment against such Tax
Indemnitee that would result in a Tax Loss or a Tax against which Lessee may be required to indemnify pursuant to Section 39(a) or 39(b) (a "TAX CLAIM"), such
Tax Indemnitee will promptly notify Lessee of the claim and provide Lessee with information relevant to such claim; provided, that the failure by the Tax
Indemnitee to provide any such information will not be treated as a failure to comply with this Section 39(d) unless the failure materially prejudices the conduct of such contest. With respect to Taxes indemnified under Section 39(b),
Lessee will control the contest at Lessee's expense. With respect to Taxes indemnified under Section 39(a), the Tax Indemnitee will control the contest at
Lessee's expense but will consult with Lessee in good faith, but Lessee may require the Tax Indemnitee to contest such Tax Claim at Lessee's expense and, in that event, the Tax Indemnitee will consult with Lessee in good faith, but the
Tax Indemnitee will retain ultimate control over such contest. The Tax
Indemnitee will not be obligated to contest any Tax Claim unless (i) in the case of a contest with respect to federal income Taxes, prior to taking the first such required action, Lessee will have furnished to the Tax Indemnitee an opinion of a nationally recognized, independent tax counsel chosen by Lessee and reasonably acceptable to the Tax Indemnitee to the effect that there is a reasonable basis as defined in Treas. Reg. Section 1.6662-3(b)(3) as in effect
(on the Effective Date) for the position to be asserted in contesting the matter in question, (ii) no event of default by Lessee under this Agreement will have occurred and be continuing, (iii) such contest does not involve a material risk to the Tax Indemnitee of sale, forfeiture, or loss of, or the creation of any lien on, any of the Leased Property or the imposition of criminal penalties and
(iv) if Lessee reasonably requests, and the Tax Indemnitee elects to pursue, a contest that requires payment of the Tax as a condition to pursuing the contest,
Lessee will loan, on an interest-free basis, sufficient funds to the Tax
Indemnitee to pay the Tax and any interest or penalties due on the date of payment, and will fully indemnify the Tax Indemnitee for any adverse Tax consequences resulting from such advance. The Tax Indemnitee will not make, accept, or enter into a settlement or other compromise with respect to any Taxes indemnified pursuant to Section 39(a) or forego or terminate any such proceeding with respect to Taxes indemnified pursuant to this Section 39(b), without the prior written consent of Lessee, which consent will not be unreasonably withheld. The Tax Indemnitee will not be required to appeal any adverse decision of the United States Tax Court, a Federal District Court, or any comparable trial court unless Lessee will have furnished to the Tax Indemnitee an opinion of a nationally recognized, independent tax counsel chosen by Lessee and reasonably acceptable to the Tax

                                       81

Indemnitee, to the effect that there is substantial authority for the position to be asserted in appealing the matter in question.

     (e) TAX RECORDS. Lessor, Sprint and Lessee agree to furnish or cause to be furnished to each other, upon request, as promptly as practicable, such information and assistance relating to the Sites (including, without limitation, access to books and records) as is reasonably necessary for tax purposes.
Lessor, Sprint and Lessee will retain all books and records with respect to
Taxes indemnifiable under Section 39(b) or payable under Section 16 pertaining to the Sites for a period of at least seven (7) years following the close of the tax year to which the information relates, or sixty (60) days after the expiration of any applicable statute of limitations, whichever is later. At the end of such period, each Party will provide the other with at least sixty (60)
days' prior written notice before destroying any such books and records, during which period the Party receiving such notice can elect to take possession, at its own expense, of any books and records reasonably required by such Party for tax purposes. Lessor, Sprint and Lessee will cooperate with each other in the conduct of any audit or other proceeding relating to Taxes involving the Sites.

     (f) SURVIVAL. The agreements and indemnitees contained in this Section 39 shall survive the termination of this Agreement with respect to any Site.

     SECTION 40. LESSEE LENDER PROTECTIONS.

     For any Lessee Lender, if Lessor is given written notice specifying the name and address of the Lessee Lender, or its servicing agent, and the applicable title of an officer or other responsible individual charged with processing notices of the type required under this Section 40, then the following provisions shall apply with respect to such Lessee Lender for so long as any Mortgage granted by Lessee to such Lessee Lender shall remain unsatisfied of record:

     (a)  MODIFICATION, TERMINATION OR SURRENDER OF AGREEMENT.

          (i) The Lessee Lender shall not be bound by any modification or amendment of this Agreement in any respect so as to materially increase the liability of Lessee hereunder or materially increase the obligations or materially decrease the rights of Lessee without the prior written consent of the Lessee Lender, which consent shall no be unreasonably withheld.
     Further, this Agreement may not be surrendered or terminated other than in compliance with the provisions of this Section 40). Any such modification, amendment, surrender or termination not in accordance with the provisions of this Section 40 shall not be binding on any such Lessee Lender or any other Person who acquires title to its foreclosed interest.

          (ii) In addition, from time to time upon the request of a Lessee
     Lender (but not more than three (3) times in any one (1) year period
     (excluding the first year following the Effective Date), Lessor shall execute and deliver to such Lessee Lender an estoppel certificate in a form reasonably acceptable to Lessor and the Lessee Lender.

     (b)  NOTICE AND CURE RIGHTS.

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          (i) Lessor, upon serving Lessee with any notice of default under the provisions of, or with respect to, this Agreement, shall also serve a copy of such notice upon the Lessee Lender (in the same manner as required by for notices to Lessee) at the address specified herein, or at such other address as a Lessee Lender shall designate in writing to Lessor.

          (ii) In the event of a default or breach by Lessee under this
     Agreement, the Lessee Lender shall have the right, but not the obligation, to remedy such event, or cause the same to be remedied, within ten days
     (10) days after the expiration of all applicable grace or cure periods provided to Lessee in this Agreement, in the event of a monetary default or breach, or within sixty (60) days after the expiration of all applicable grace or cure periods provided to Lessee in this Agreement in the event of any other breach or default, and Lessor shall accept such performance by or at the instance of the Lessee Lender as if the same had been made by
     Lessee, provided, that if any such non-monetary default or breach that is capable of cure requires Lessee Lender to acquire possession of the
     Lessee's interest in the Sites that are the subject of such breach or default, such period will be extended for such reasonable period as may be required to obtain such possession and cure such default of breach;
     provided, however, during such extended period, Lessee Lender must continue to cure other defaults and breaches in accordance with the provisions of this Section 40(b)(ii).

          (iii) In the event of the termination of this Agreement prior to the expiration of the Term of this Agreement as provided herein for any reason
     (other than Lessee's failure to cure under (ii) above), including pursuant to Section 365 of the federal bankruptcy code, as amended from time to time, including any successor legislation thereto, or otherwise, Lessor shall serve upon Lessee Lender written notice that this Agreement has been terminated, together with a statement of any and all sums due under this
     Agreement and of all breaches and events of default under this Agreement, if any, then known to Lessor. Lessee Lender thereupon shall have the option, which option must be exercised by Lessee Lender's delivering notice to Lessor within then (10) Business Days after the Lessee Lender's receipt of notice from Lessor that the Lease has been terminated to cure any such
     Lessee breaches or Lessee events of default (and any Lessee breaches or
     Lessee events of default not susceptible of being cured by the Lessee
     Lender shall be deemed to have been waived) and the right to enter into a new lease (the "NEW LEASE") (i) effective as of the date of termination of this Agreement, (ii) for the remainder of what otherwise would have been the Term of this Agreement but for such termination, (iii) at and upon all the agreements, terms, covenants, and conditions of this Agreement (with no
     Rent or Pre-Lease Rent payable thereunder), and (iv) including any applicable right to exercise the purchase option under Section 36
     (collectively, the "NEW LEASE TERMS"). Upon the execution and delivery of a new lease under this Section 40, all Collocation Agreements and other agreements which theretofore may have been assigned to the Lessor (or reverted back to Lessor as a matter of law) thereupon shall be assigned and transferred, without recourse, representation or warranty, by Lessor to the lessee named in such new lease.

          (iv) Any notice or other communication which a Lessee Lender shall desire or is required to give to or serve upon Lessor shall be deemed to have been duly given or

                                       83

     served if sent to Lessor in accordance with the provisions of this
     Agreement at the address set forth herein.

     (c) PARTICIPATION IN CERTAIN PROCEEDINGS AND DECISIONS. Any Lessee Lender
shall have the right to intervene and become a party, but only with respect to
Lessee's involvement, in any Arbitration, litigation, condemnation or other proceeding affecting this Agreement to the extent of its security interest herein. Lessee's right to make any election or decision under this Agreement that is required or permitted to be made by Lessee with respect to the negotiation or acceptance of any Award or insurance settlement shall be subject to the prior written approval of such Lessee Lender.

     (d) NO MERGER. Without the written consent of each Lessee Lender, the leasehold interest created by this Agreement shall not merge with the fee interest in all or any portion of the Sites, notwithstanding that the fee interests and the leasehold interests are held at any time by the same Person.

     (e) ENCUMBRANCES ON PERSONAL PROPERTY AND SUBLEASES. Lessor hereby consents to Lessee's grant, if any, to any Lessee Lender of a security interest in the personal property owned by Lessee and located at the Sites and a collateral assignment of subleases of the interest of Lessee in all or any portion of the
Sites and the rents, issues and profits therefrom, if any and a pledge of any equity interests in Lessee. Lessor agrees that any interest that Lessor may have in such personal property, whether granted pursuant to this Agreement or by statute, shall be subordinate to the interest of any Lessee Lender.

     (f) NOTICE OF DEFAULT UNDER ANY SECURED LESSEE LOAN. Lessee shall promptly deliver to Lessor a true and correct copy of any such notice of default, notice of acceleration or other notice regarding a default by Lessee under a Secured Lessee Loan after Lessee's receipt of the same.

     (g) CASUALTY AND CONDEMNATION PROCEEDS. Notwithstanding anything in this
Agreement to the contrary, in the event of any casualty to or condemnation of any Site or any portion thereof during such time as any Secured Lessee Loan shall remain unsatisfied, the Lessee Lender shall be entitled to receive all insurance Proceeds and/or condemnation awards (up to the amount of the indebtedness secured by the Lessee Loan) otherwise payable to Lessee and apply same to restoration of the Leased Property in accordance with the provisions of this Agreement (to the extent required by the terms of this Agreement); provided that if the Leased Property is not required to be restored pursuant to the terms of this Agreement, such Proceeds may be applied to the Secured Lessee Loan. Upon the Lessee Lender's request, the name of such Lessee Lender may be added to the
"Loss Payable Endorsement" of any and all insurance policies required to be carried by Lessee hereunder.

     (h) OTHER. Notwithstanding any other provision of this Agreement to the contrary, (i) Lessor shall not be obligated to provide the benefits and protections afforded to Lessee Lenders in this Section 40 to more than two (2)
Lessee Lenders at any given time or (ii) in no event whatsoever will there be any subordination of the rights and interests of Lessor or of Sprint in and to the Sprint Collocation Space by virtue of any Mortgage granted by Lessee to any
Lessee Lender and each Lessee Lender will, upon request, confirm such fact in writing. If there is more

                                       84

than one Lessee Lender subject to the provisions of this Section 40, Lessor shall recognize the Lessee Lender exercising rights afforded by this Section 40 whose Secured Lessee Loan is most senior in lien (unless a Lessee Lender junior in lien requires that the holder thereof have a superior entitlement to such rights, and the other Lessee Lender senior in lien shall agree in writing to such request, in which event such recognition shall be of the holder of that
Secured Lessee Loan), provided that such Lessee Lender shall have complied with the provisions of this Section 40; provided, however, that Lessor shall have no obligation to determine which Lessee Lender is indeed senior in lien and shall have no liability to either Lessee Lender for an erroneous determination, if
Lessor attempts to make such a determination, so long as such determination is made in good faith based upon the evidence and information of lien priority provided to Lessor by the Lessee Lenders. Each Lessee Lender shall have the right to appear in any arbitration or other material proceedings arising under this Agreement and to participate in any and all hearings, trials and appeals in connection therewith, but only to the extent related to the rights or obligations of Lessee in the matter that is the subject of the arbitration or proceedings or to protect the security interest of Lessee in the Leased
Property.

     (i) RECOURSE OF LESSOR. Lessor's recourse against any Lessee Lender shall be expressly limited to the Lessee Lender's interest in this Agreement and in the Sites and any and all real, personal and intangible property associated with the Sites (including without limitation, any revenues from any Collocation
Agreements or any Proceeds or Awards).

     SECTION 41. FINANCEABLE SITES AND SEVERED LEASES.

     (a) NON-FINANCEABLE SITES. With respect to each Site that is not a
Financeable Site on the Effective Date, Lessee will use commercially reasonable efforts to make each such Site a Financeable Site prior to the one-year anniversary of the Effective Date. In connection therewith, Lessee will take such actions and incur such costs, expenses and fees as are commercially reasonable in light of Lessee's financing structure.

     (b) MUTUAL COOPERATION. In connection with Lessee's efforts under this
Section 41(b), Lessor and the Sprint Contributors shall be actively involved with Lessee in all material aspects of the efforts to make all Sites Financeable
Sites and shall use commercially reasonable efforts to cooperate with Lessee in such respect (but without obligation to pay any out-of-pocket costs, expenses or fees in respect thereof or related thereto). Lessee shall provide to Lessor and the Sprint Contributors information in reasonable detail from time to time with respect to the actions taken by Lessee pursuant to this Section 41, and Lessor and the Sprint Contributors shall have the right to request, which request shall be reasonably approved by Lessee, to directly contact the applicable Parties in an effort to cause any Site to become a Financeable Site; provided that the foregoing shall not obligate Lessor or the Sprint Contributors to expend any amounts in connection therewith and may not obligate Lessee to expend any amounts in connection therewith.

     (c)  FAILURE OF SITES TO BE FINANCEABLE.

          (i) Within thirty (30) days following the one-year anniversary of the
     Effective Date, Lessee will deliver to Lessor a written statement listing all the Sites that are not Financeable Sites (the "PRELIMINARY
     NON-FINANCEABLE SITES STATEMENT") together

                                       85

     with any Non-Financiable Site supporting documentation that Lessee deems relevant to be delivered therewith. Within fifteen (15) Business Days after receipt by Lessor of the Preliminary Non-Financeable Sites Statement,
     Lessor shall have the right to request Non-Financeable Site Supporting
     Documentation reasonably required by Lessor. Lessor will have thirty (30)
     days following its receipt of the Preliminary Non-Financeable Sites
     Statement and all Non-Financeable Site Supporting Documentation requested by Lessor in a timely manner as provided herein to notify Lessee of any objection with respect to the inclusion on such statement of a Site as not being a Financeable Site (and must state any such objection on a
     Site-by-Site basis, together with a reasonably detailed explanation of such objection). If Lessor does not so notify Lessee of any such objection to a specific Site not being a Financeable Site within such thirty (30) day period in accordance with this Section 41(c), the Preliminary
     Non-Financeable Sites Statement with respect to such Site will be deemed to be the final non-financeable sites statement (the "FINAL NON-FINANCEABLE
     SITES STATEMENT"). All Sites on the Final Non-Financeable Site Statement
     shall be deemed to be "NON-FINANCEABLE SITES."

          (ii) Lessor and Lessee will cooperate in good faith for ten (10)
     Business Days to resolve any dispute relating to the Preliminary
     Non-Financeable Sites Statement. If the Parties are unable to resolve any dispute relating to the Preliminary Non-Financeable Sites Statement within such ten (10) Business Day period, the Parties will initiate arbitration proceedings in accordance with the provisions of Section 31(h) to seek final determination of which Sites are included on the Final
     Non-Financeable Site Statement.

          (iii) If the aggregate amount of the Non-Financeable Sites Financing
     Costs for all Non-Financeable Sites included on the Final Non-Financeable
     Sites Statement exceeds $10,000,000, the Sprint Contributors will pay to
     Lessee an amount equal to fifty percent (50%) of the positive excess of (A)
     the aggregate amount of the Non-Financeable Sites Financing Costs over (B)
     $10,000,000 by wire transfer of immediately available funds to an account designated in writing by Lessee; provided, however, that the Sprint
     Contributors shall have no obligation to pay any such amount attributable to any matter for which any Lessee Indemnitee has received payment pursuant to a claim for indemnification under Article 9 of the Agreement to Lease and Sublease.

     (d) SEVERANCE OF AGREEMENT. In order for Lessee's Affiliates from time to time to cause the financing of Sites, Lessee shall have the right to cause the severance of this Agreement (or future Severance Leases) into multiple Severance
Leases and have the "lessee's/operator's" right under such Severance Lease for the Severed Sites (as well as the "lessor's" right under the Sprint Collocation
Agreement with respect to the Severed Sites) assumed by a GSI Financing
Subsidiary, provided this Lease shall not be severed into more than three (3)
Severance Leases in the aggregate. Each Severance Lease shall be substantially in the form of this Lease, with appropriate modifications to reflect the fact that this Agreement has been severed. The Exhibits for such Severance Leases shall include the applicable information set forth in the Exhibits for this
Agreement, solely with respect to the Severed Sites. Upon entering into each
Severance Lease, the Parties shall also amend the exhibits to this Agreement to exclude each of the Severed Sites. Lessee shall also have the right to sever each of the Master Collocation Agreements with respect to the Severed Sites
(and, if requested by Lessee, Sprint and its Affiliates shall assist

                                       86

Lessee in effectuating same). The obligations of the "lessee" under each
Severance Lease to Lessor and Sprint under each Severed Lease shall be separate and distinct from the obligations of the "lessee" under this Agreement and under each other Severed Lease, and this lease and the Severed Leases shall not be cross-defaulted with one another, and the obligations of Lessee and the lessees under each severance lease (and Global Parent under each Severed Lease) shall be separate and distinct from one another. If Lessee desires the other Parties to enter into a Severance Lease, Lessee shall send notice to Sprint informing such
Parties of its desire to enter into a Severed Lease, specifying the applicable
Sites and including with such notice an executable Severed Lease and amendment hereto, along with amended memoranda of leases or Site Designation Supplements with respect to the applicable Sites. Sprint shall upon receipt of same, review and reasonably cooperate with Lessee to effect the execution and delivery of any
Severed Lease. Under each Severance Lease and this Lease, following execution of a Severance Lease the Global Parent Maximum Obligation hereunder and thereunder shall be reduced to an amount equal to the Ratable Global Parent Maximum
Obligation hereunder and thereunder, and, if requested by Lessor, Global Parent will confirm such Ratable Global Parent Maximum Obligation in writing. "RATABLE
GLOBAL PARENT MAXIMUM OBLIGATION" shall mean an amount equal to the product of
(x) the Global Parent Maximum Obligation and (y) a fraction the numerator of which is the aggregate sum of the Rent and the Pre-Lease Rent for the Sites
remaining under this Lease or a Severance Lease, as applicable and the denominator of which is the aggregate sum of the Rent and the Pre-Lease Rent hereunder on the date hereof. Notwithstanding the foregoing, the Parties acknowledge and agree that for all tax purposes, including Section 467 of the
Code, a Severance Lease shall be treated as a continuation of this Agreement with respect to the Severed Sites, no Severance Lease will contain any substantial modifications to this Agreement, and with respect to each Site, any
Severance Lease and this Agreement will be treated as one lease agreement.

     (e) SEVERANCE OF INDEMNIFICATION OBLIGATIONS. With respect to all indemnification obligations of Lessee hereunder (or of a GSI Financing
Subsidiary under a Severed Lease), Lessee, at its election, may elect to have
Global Parent provide such indemnities in lieu of Lessee (or the applicable GSI
Financing Subsidiary), and in connection therewith execute an indemnity reasonably acceptable to Lessor and Sprint, and upon execution of same, Lessor will acknowledge that Lessee is relieved of all indemnification obligations hereunder.

     (f) COOPERATION WITH FINANCING. Sprint and Lessor acknowledge that in connection with the financings of its interests in the Sites, from time to time,
Lessee may require legal opinions (or updates thereof or reliance letters or similar items with respect thereto) from its counsel, at Lessee's expense, with respect to certain bankruptcy-related matters and in connection therewith Sprint and Lessor will cooperate in taking such actions as may be reasonably required to give such opinions as Lessee may reasonably request and to provide customary undertakings, representations and certificates (including without limitation, as corporate structure charts, certifications that the requirements of the LLC
Agreement will be, and have at all times been, complied with), such cooperation and provision at Lessee's expense.

     SECTION 42. GLOBAL PARENT GUARANTY.

     (a) Global Parent unconditionally guarantees to the Sprint Indemnitees the full and timely payment and performance and observance of all of the terms, provisions, covenants and

                                       87

obligations of Lessee under this Agreement (the "LESSEE OBLIGATIONS"). Global
Parent agrees that if Lessee defaults at any time during the Term of this
Agreement in the performance of any of the Lessee Obligations, Global Parent shall faithfully perform and fulfill all Lessee Obligations that involve payment of a fixed sum and shall pay to the applicable beneficiary all attorneys' fees, court costs, and other expenses, costs and disbursements incurred by the applicable beneficiary on account of any default by Lessee and on account of the enforcement of this guaranty. Notwithstanding anything to the contrary contained herein (but subject to the provisions of Section 41(d)), the maximum aggregate amount payable hereunder by Global Parent shall be Two Hundred Million Dollars
($200,000,000) (the "GLOBAL PARENT MAXIMUM OBLIGATION") and following aggregate payment by Global Parent to the Sprint Indemnitees of such amount, Global Parent shall have no further obligations hereunder.

     (b) The foregoing guaranty obligation of Global Parent shall be enforceable by any Sprint Indemnitee in an action against Global Parent without the necessity of any suit, action, or proceedings by the applicable beneficiary of any kind or nature whatsoever against Lessee, without the necessity of any notice to Global Parent of Lessee's default or breach under this Agreement, and without the necessity of any other notice or demand to Global Parent to which
Global Parent might otherwise be entitled, all of which notices Global Parent hereby expressly waives. Global Parent hereby agrees that the validity of this guaranty and the obligations of Global Parent hereunder shall not be terminated, affected, diminished, or impaired by reason of the assertion or the failure to assert by any Sprint Indemnitee against Lessee any of the rights or remedies reserved to such Sprint Indemnitee pursuant to the provisions of this Agreement or any other remedy or right which such Sprint Indemnitee may have at law or in equity or otherwise.

     (c) Global Parent covenants and agrees that this guaranty is an absolute, unconditional, irrevocable and continuing guaranty. The liability of Global
Parent hereunder shall not be affected, modified, or diminished by reason of any assignment, renewal, modification or extension of this Agreement or any modification or waiver of or change in any of the covenants and terms of this
Agreement by agreement of a Sprint Indemnitee and Lessee, or by any unilateral action of either a Sprint Indemnitee or Lessee, or by an extension of time that may be granted by a Sprint Indemnitee to Lessee or any indulgence of any kind granted to Lessee, or any dealings or transactions occurring between a Sprint
Indemnitee and Lessee, including, without limitation, any adjustment, compromise, settlement, accord and satisfaction, or release, or any bankruptcy, insolvency, reorganization, arrangements, assignment for the benefit of creditors, receivership, or trusteeship affecting Lessee. Global Parent does hereby expressly waive any suretyship defense it may have by virtue of any statute, Law, or ordinance of any state or other Governmental Authority.

     (d) All of the Sprint Indemnitees' rights and remedies under this guaranty are intended to be distinct, separate and cumulative and no such right and remedy herein is intended to be the exclusion of or a waiver of any other.
Global Parent hereby waives presentment demand for performance, notice of nonperformance, protest notice of protest, notice of dishonor, and notice of acceptance. Global Parent further waives any right to require that an action be brought against Global or any other Person or to require that resort be had by a beneficiary to any security held by such beneficiary.

     SECTION 43. GENERAL PROVISIONS.

                                       88

     (a) COUNTERPARTS. This Agreement may be executed in counterparts, each of which will be deemed to be an original, but all of which will constitute one and the same agreement.

     (b) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York (regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof)
as to all matters, including matters of validity, construction, effect, performance and remedies.

     (c) ENTIRE AGREEMENT; SUCCESSORS AND ASSIGNS. This Agreement (including the
Exhibits), constitutes the entire agreement between the Parties with respect to the subject matter of this Agreement and supersede all prior agreements, both written and oral, between the Parties with respect to the subject matter of this
Agreement. This Agreement will be binding upon and inure solely to the benefit of each Party and its successors and permitted assigns.

     (d) FEES AND EXPENSES. Except as otherwise specifically set forth in this
Agreement, whether the transactions contemplated by this Agreement are or are not consummated, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement will be paid by the Party incurring such costs and expenses.

     (e) NOTICES. All notices, requests, demands, waivers and other communications required or permitted under this Agreement will be in writing and will be deemed to have been delivered (i) five (5) Business Days after being mailed by first-class mail, postage prepaid, (ii) the next Business Day when sent overnight by a recognized courier service, (iii) upon confirmation when sent by telecopy, confirmed by mailing written confirmation at substantially the same time as such telecopy, or (iv) upon delivery when personally delivered to the receiving Party (which if other than an individual will be an officer or other responsible party of the receiving Party). All such notices and communications will be mailed, sent or delivered as set forth below or to such other person(s), telex or facsimile number(s) or address(es) as the Party to receive any such communication or notice may have designated by written notice to the other Party. A notice delivered to any of Lessor or any Person comprising
Sprint shall be deemed to have been delivered to all such Persons.

          If to Lessor or any Party comprising Sprint, to:

          Sprint Contracts and Performance
          Mailstop KSOPHT0101 - Z2650
          6391 Sprint Parkway
          Overland Park, Kansas 66251-2650
          Hotline: (800) 357-7641
          Fax No. (913) 794-0824
          Attention: Marion S. Crable, Manager

          with a copy to:

          Sprint Law Department
          Mailstop KS0PHT0101-Z2020
          6391 Sprint Parkway
          Overland Park, Kansas 66251

                                       89

          Fax No. (913) 523-9823
          Attention: Real Estate Attorney

          and a copy of any notice given pursuant to Section 31 to:

          King & Spalding LLP
          191 Peachtree Street
          Atlanta, Georgia 30303-1763
          Fax No. (404) 572-5146
          Attention: Raymond E. Baltz, Jr.

          If to Lessee or Global Parent, to:

          c/o Global Signal Inc.
          301 North Cattlemen Road
          Suite 300
          Sarasota, Florida 34232
          Attention: General Counsel

          and a copy of any notice given pursuant to Section 31 to:

          Skadden, Arps, Slate, Meagher & Flom LLP
          4 Times Square
          New York, New York 10036
          Fax No. (212) 735-3000
          Attention: Joseph A. Coco

     (f) HEADINGS. The Section and Article headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the
Parties and will not in any way affect the meaning or interpretation of this
Agreement.

     (g) AMENDMENT; MODIFICATIONS. This Agreement may be amended, modified or supplemented only by written agreement of the Parties.

     (h) TIME OF THE ESSENCE. Time is of the essence in this Agreement, and whenever a date or time is set forth in this Agreement, the same has entered into and formed a part of the consideration for this Agreement.

     (i) SPECIFIC PERFORMANCE. Each Party recognizes and agrees that if any other Party should refuse to perform any of its obligations under this
Agreement, the remedy at Law would be inadequate and agrees that for breach of such provisions, each Party will, in addition to such other remedies as may be available to it at Law or in equity, be entitled to injunctive relief and to enforce its rights by an action for specific performance to the extent permitted by applicable Law. Each Party hereby waives any requirement for security or the posting of any bond or other surety in connection with any temporary or permanent award of injunctive, mandatory or other equitable relief. Subject to
Section 43(l) of this Agreement, nothing contained in this Agreement will be construed as prohibiting any Party from pursuing any other remedies available to it pursuant to the provisions of this Agreement or applicable Law for such breach or threatened

                                       90

breach, including without limitation the recovery of damages. The arbitrator referred to in Section 43(l) will be empowered to enforce this Section 43(i).

     (j) MUTUAL DRAFTING. This Agreement is the result of the joint efforts of
Lessor, Lessee and Sprint, and each provision of this Agreement has been subject to the mutual consultation, negotiation and agreement of the Parties and there will be no construction against any Party based on any presumption of that
Party's involvement in the drafting of this Agreement.

     (k) JURISDICTION AND CONSENT TO SERVICE. Without limiting the jurisdiction or venue of any other court, each of the Parties (i) agrees that any suit, action or proceeding arising out of or relating to this Agreement will be brought solely in the state or federal courts of the State of New York, (ii)
consents to the exclusive jurisdiction of each such court in any suit, action or proceeding relating to or arising out of this Agreement, (iii) waives any objection which it may have to the laying of venue in any such suit, action or proceeding in any such court, and (iv) agrees that service of any court paper may be made in such manner as may be provided under applicable Laws or court rules governing service of process.

     (l) WAIVER OF JURY TRIAL.

          (i) EACH PARTY WAIVES ITS RIGHT TO A JURY TRIAL IN ANY COURT ACTION
     ARISING AMONG ANY OF THE PARTIES, WHETHER UNDER OR RELATING TO THIS
     AGREEMENT, AND WHETHER MADE BY CLAIM, COUNTER CLAIM, THIRD PARTY CLAIM OR
     OTHERWISE. If for any reason the jury waiver is held to be unenforceable, the Parties agree to binding arbitration for any dispute arising out of this Agreement or any claim arising under any federal, state or local statutes, Laws or regulations, under the applicable commercial rules of the
     AAA. Any arbitration will be held in the New York, New York metropolitan area and be subject to the Governing Law provision of this Agreement.
     Discovery in the arbitration will be governed by the Local Rules applicable in the United States District Court for the Southern District of New York.

          (ii) The agreement of each Party to waive its right to a jury trial will be binding on its successors and assigns and will survive the termination of this Agreement.

     SECTION 44. NO PETITION; LIMITED RECOURSE AGAINST LESSEE

     Prior to the date that is one year and one day after the date on which this
Agreement has terminated in accordance with its terms, and all obligations of the Lessee under or in respect to any Secured Lessee Loans have been paid in full, neither Lessor nor any Sprint Contributors will institute, or join any other Person in instituting, or authorize a trustee or other Person acting on its behalf or on behalf of others to institute, any bankruptcy, reorganization, arrangement, insolvency, liquidation, receivership or similar proceeding under the laws of the United States of America or any state thereof against the
Lessee. The provisions of this Section 44 will survive any termination of this
Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                       91

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and sealed by their duly authorized representatives, all effective as of the day and year first written above.

                                        LESSEE:

                                        By
                                           -------------------------------------
                                        Name:
                                        Title:

                                        LESSOR:

                                        By
                                           -------------------------------------
                                        Name:
                                        Title:

                                        SPRINT:

                                        By
                                           -------------------------------------
                                        Name:
                                        Title:

                                        GLOBAL PARENT:

                                        GLOBAL SIGNAL INC.

                                        By
                                           -------------------------------------
                                        Name:
                                        Title:

                                    EXHIBIT A

                                  LIST OF SITES

                                 [SEE ATTACHED]

                                      -93-

                                    EXHIBIT B

                       FORM OF SITE DESIGNATION SUPPLEMENT

     THIS SITE DESIGNATION SUPPLEMENT (this "SUPPLEMENT"), made as of the
Conversion Closing Date (as defined below), by and between ______________
_______________________________, a _______________________, with a principal address at _______________________________________________ ("LESSOR"),
_______________________________, a _______________________, with a principal address at ________________________________________________ ("LESSEE") and
________________________, a _____________________("SPRINT COLLOCATOR").

                                   WITNESSETH:

     WHEREAS, reference is hereby made to that certain Master Lease and Sublease
Agreement, dated ____________, 2005 (the "AGREEMENT"), by and among Lessor,
Lessee, and Global Parent (as defined in the Agreement);

     WHEREAS, the parties desire that the terms and conditions of the Agreement shall govern the relationship of the parties under this Supplement; and

     WHEREAS, Lessor is the owner of a leasehold estate or other interest in and to certain real property as more particularly described on Exhibit A attached hereto and incorporated herein by reference and improvements (including a telecommunications tower) located thereon (the "SITE").

     NOW, THEREFORE, for valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledge by the parties hereto, the parties hereby agree as follows:

     1. AGREEMENT AND DEFINED TERMS.

     Unless otherwise defined herein, capitalized terms shall have the meaning set forth in the Agreement. The parties agree that the terms and conditions of the Agreement shall govern the relationship of the parties under this Supplement and the Agreement is incorporated herein by reference. In the event of a conflict or inconsistency between the terms of the Agreement and this
Supplement, the terms of the Agreement shall govern and control.

                                      -94-

     2. DEMISE.

     Pursuant to and subject to the terms, conditions and reservations in the
Agreement, Lessor herby subleases or otherwise makes available to Lessee, and
Lessee hereby subleases and accepts from Sublessor, the Leased Property of the
Site. Such Leased Property consists of, among other things, the interest of
Lessor in the Land related to the Site, as more particularly described on
Exhibit A attached hereto and incorporated herein by this reference, and the
Tower located on the Land.

     3. SPRINT COLLOCATION SPACE.

     The Sprint Collocator has leased back from Lessee pursuant to the Agreement the Sprint Collocation Space on the Site as more particularly defined and described in the Agreement.

     4. TERM.

     The Term of the lease and sublease as to the Leased Property of the Site pursuant to the Agreement and this Supplement shall commence on
_____________________ (the "CONVERSION CLOSING DATE") and shall terminate or expire on the Site Expiration Date as determined in accordance with the
Agreement, but in no event later than ____________, 2037 which is the Site
Expiration Outside Date.

     5. RENT.

     Lessee shall pay to Lessor the Rent in accordance with Section 11 of the
Agreement.

     6. LEASEBACK CHARGE.

     Each Sprint Collocator is obligated to pay to Lessee the Sprint Collocation
Charge in accordance with Section 11 of the Agreement.

     7. PURCHASE OPTION.

     Lessee shall have an option to purchase the right, title and interest of
Lessor in the Site in accordance with Section 36 of the Agreement.

     8. NOTICE.

     All notices hereunder shall be deemed validly given if given in accordance with the Agreement.

     9. GOVERNING LAW.

                                       -95

     This Supplement shall be governed by and construed in accordance with the laws of the State of New York.

     10. MODIFICATIONS.

     This Supplement shall not be amended, supplemented or modified in any respect, except pursuant to written agreement duly executed by the parties.

                  [Remainder of Page Intentionally Left Blank]

                                      -96-

     IN WITNESS WHEREOF, the parties hereto have set their hands as of the Site
Commencement Date as defined above.

                                        LESSOR:

                                        [NAME OF LESSOR]

                                        By:
                                            ------------------------------------

                                        Name:
                                              ----------------------------------

                                        Title:
                                               ---------------------------------

                                        LESSEE:

                                        [NAME OF LESSEE]

                                        By:
                                            ------------------------------------

                                        Name:
                                              ----------------------------------

                                        Title:
                                               ---------------------------------

                                        SPRINT COLLOCATOR:

                                        [NAME OF SPRINT COLLOCATOR]

                                        By:
                                            ------------------------------------

                                        Name:
                                              ----------------------------------

                                        Title:
                                               ---------------------------------

                                    EXHIBIT A

The legal description(s) attached hereto identifies the following (check one or more that apply):

     For Leased Sites:

     [_]  Tract Owned by Ground Lessor (Attached as Exhibit A-1)

     [_]  Lessor's Leased Site (Attached as Exhibit A-2)

     For Owned Sites:

     [_]  Tract Owned by Lessor (Attached as Exhibit A-1)

                                   EXHIBIT A-1

                        Legal Description of Owned Tract

     Located in the State of _______________, County of ___________, as
described below.

                                   EXHIBIT A-2

                    Legal Description of Lessor's Leased Site

     Located in the State of _______________, County of ___________, as
described below.

                                    EXHIBIT C

                         FORM OF MEMORANDUM OF AGREEMENT

                                    EXHIBIT D

                               SPRINT CORPORATION
                                    [address]

                              OFFICER'S CERTIFICATE

          The undersigned officer of Sprint Corporation, a Kansas corporation
("SPRINT"), hereby certifies on behalf of Sprint and its Affiliates
(collectively, the "SPRINT GROUP") pursuant to Section 16(c) of the Master Lease and Sublease, dated _________, 2005, among Global Signal Inc., Sprint and certain Affiliates of Sprint (the "AGREEMENT"), and affirms as of the date hereof, after due inquiry, the accuracy of the certifications set forth below.
Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Agreement.

          1. The undersigned is the duly qualified and elected officer of
Sprint, and as such is familiar with the Agreement and the facts certified herein and is duly authorized to make such certifications.

          2. To the knowledge of the Sprint Group after due inquiry, the Sprint
Group has filed all Tax Returns relating to Property Taxes ("PROPERTY TAX
RETURNS") that were required to be filed as of the date hereof (including any applicable extensions). All such Property Tax Returns are correct and complete in all material respects and have been prepared in substantial compliance with all applicable laws and regulations.

          3. To the knowledge of the Sprint Group after due inquiry, all
Property Taxes due and owing by the Sprint Group have been paid or are being contested in good faith; provided that there is no material risk of forfeiture of any Site as a result of any such contest.

          4. To the knowledge of the Sprint Group after due inquiry, there are no liens for Taxes (other than Taxes not yet due and payable or Taxes that are being contested in good faith, provided that there is no material risk of forfeiture of any Site as a result of any such contest) upon the Leased
Property.

     IN WITNESS WHEREOF, the undersigned, on behalf of the Sprint Group, has duly executed this certificate as of [insert date].

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                    EXHIBIT E

                               GLOBAL SIGNAL INC.
                                    [address]

                              OFFICER'S CERTIFICATE

          The undersigned officer of Global Signal Inc., a Delaware corporation
("GLOBAL SIGNAL"), hereby certifies on behalf of Global Signal and its
Affiliates (collectively, the "GLOBAL SIGNAL GROUP") pursuant to Section 16(d)
of the Master Lease and Sublease, dated _________, 2005, among Global Signal
Inc., Sprint and certain Affiliates of Sprint (the "AGREEMENT"), and affirms as of the date hereof, after due inquiry, the accuracy of the certifications set forth below. Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Agreement.

          1. The undersigned is a duly qualified and elected officer of Global
Signal, and as such is familiar with the Agreement and the facts certified herein and is duly authorized to make such certifications.

          2. The Global Signal Group is leasing the Leased Property under the
Agreement for the purpose of re-lease to others.

          3. The Global Signal Group agrees to cooperate with Sprint to provide
Sprint with any information in the Global Signal Group's possession reasonably requested by Sprint to enable Sprint to establish that a transfer is exempt from
Transfer Tax to the extent permitted by applicable law, including, but not limited to, the relevant tax identification numbers of the Lessee and/or its
Affiliates.

     IN WITNESS WHEREOF, the undersigned, on behalf of the Global Signal Group, has duly executed this certificate as of [insert date].

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                   EXHIBIT D-1

                  RENT AND PRE-LEASE RENT ALLOCATION PRINCIPLES

The basis for the allocation of Rent and Pre-Lease Rent will be the site level independent appraisal performed by American Appraisal Associates as of the
Effective Date of the Lease and Sublease. The allocation will be performed according to the following principles:

     1)   In no event will an individual site be deemed to have a value as of the Effective Date of less than $0. Individual sites with an appraised value of less than such amount will be deemed to have a value of $0 on the Effective Date based upon the assumption that the individual sites do not negatively contribute to the aggregate value of the tower portfolio, regardless of the value determined through a site level cash flow valuation.

     2)   Subsequent to the adjustment described in #1, the amount of Rent or
          Pre-Lease Rent allocated to individual sites will be equal to the product of (i) the total Rent and Pre-Lease Rent of $1.202 billion (as adjusted in accordance with the Agreement to Contribute, Lease and
          Sublease), and (ii) a quotient, the numerator of which is the individual site appraised value and the denominator of which is the total of all individual site appraised values, both of which will have been adjusted as described in #1 above.

                                   EXHIBIT D-2

                   OPTION PURCHASE PRICE ALLOCATION PRINCIPLES

The Aggregate Option Purchase Price for 6,628 sites will be allocated to individual sites based upon the estimated value of individual sites on the
Option Closing Date as determined by American Appraisal Associates as of the
Effective Date of the Lease and Sublease. The Option Purchase Price allocated to any individual site will be its appraised value as of the Option Closing Date determined as of the Effective Date.

General Methodologies
The site level independent appraisal values have been developed at a site level based upon a combination of macro tenant forecasts, projected tower-specific recurring revenue and property expense considerations, and business-wide projected revenue per new tenant and average costs. These projections are then valued at a site level using a discounted cash flow approach. Key drivers in the model are being considered as follows:

     Macro tenant level forecasts: Projected tenant growth: Initially forecasted at a portfolio level, results are driven to a market level based upon market specific factors and tower heights. Market specific factors include but are not limited to 1) the proportion of existing tenants in a market relative to the overall portfolio; 2) projected wireless growth of a given market relative to expected wireless growth in the overall wireless marketplace; and 3) the average height of towers in a given market relative to the average height of towers across all markets. Global Signal and
     Sprint agree to work together to identify additional factors which may impact an individual site's future growth from the addition of new tenants such as limitations on available ground space, tower capacity and other similar limiting factors and to have American Appraisal Associates consider such factors in their appraisal. The results of this appraisal will be used to allocate the initial Rent and Pre Lease Rent provided that the initial
     Rent and Pre Lease Rent will not exceed $1.202 billon for 6,628 towers.
     Within a market, total projected tenants for that market are allocated evenly to individual towers on a fractional tenant basis.

     Tower-Specific Recurring Revenue (existing customers): Based upon revenue characteristics of individual existing tenants.

     Property Expense Considerations: Based upon site level assumptions associated with the existing underlying ground lease and revenue sharing characteristics. Property tax based upon proportionate amount of gross PP&E associated with the tower assets relative to the total wireless assets in any state. This proportion is applied against the total property tax paid for wireless assets within that state.

     Business-Wide Projected Revenue per New Tenant: Based upon average of new non-recurring and average recurring revenue per tenant across the portfolio. (NOTE: Only exception is Qwest sites where this average was based upon average historical Qwest per tenant recurring revenue.)

     Business-Wide Average Expenses and Capital Costs: Maintenance and SG&A
     based upon average per tower expenses across the business. Capital expenditures based upon historical average capital spending per new tenant.

The current draft of Exhibit H reflects the allocation of the Rent, Pre-Lease
Rent and Option Purchase Price to the individual sites based upon the principles described above. Sprint and Global Signal will work cooperatively between signing and closing to determine if there are other site level factors which may further improve the allocation methodology between sites based upon supportable site specific factors and to have American Appraisal Associates consider using such factors in their appraisal. To the extent there are material changes in the preliminary appraisal conclusions, Sprint will provide Global Signal with a detailed explanation of the factors that caused such material changes and an opportunity to discuss such changes. Neither Sprint nor Global Signal will be obligated to agree to any allocation of the Rent and Pre-Lease Rent to individual sites in a manner that is not based upon the appraisal or to the allocation of the Option Purchase Price to individual sites in a manner that results in an Option Purchase Price for any site that is less than its appraised value as of the Option Closing Date as determined by American Appraisal
Associates.

The Parties acknowledge that the principles incorporated into the draft allocations will be acceptable for purposes of preparing the final Exhibit H as of the Effective Date. The parties further agree and acknowledge that (i) the preliminary draft allocations attached hereto will be updated as of the
Effective Date based upon the final appraised values as determined by American
Appraisal Associates as of that date (ii) the preliminary appraisal concludes that the Aggregate Option Purchase Price for all Sites is $2.3 billion and (iii)
Sprint expects the methodology used in the final appraisal will be consistent with the preliminary appraisal except where modifications to the methodology that are agreed by Sprint and Global Signal are used by the appraiser in the appraisal.

                                    EXHIBIT E

                         FORM OF PROPERTY USE AGREEMENT

     PROPERTY USE AGREEMENT (this "AGREEMENT"), dated as of _________, 2005 (the
"EFFECTIVE DATE"), among [Sprint SPE], a _________ limited liability company
("LESSOR"), and [____] ("CONTRIBUTOR"). Any capitalized terms used but not otherwise defined herein will have the meanings set forth in the Agreement to
Contribute, Lease and Sublease (the "AGREEMENT TO CONTRIBUTE"), dated February
__, 2005, by and among Sprint Corporation, Contributors and Global Signal Inc.
("GLOBAL").

     RECITALS:

     A.   Contributor is the holder of certain leasehold or other real property interests in properties (each, a "PROPERTY" and, collectively, the
          "PROPERTIES") that are necessary for the operation and management of certain Pre-Lease Sites (the "CONTRIBUTOR PRE-LEASE SITES").

     B.   Contributor desires that Lessor be exclusively responsible for the operation and management of the Contributor Pre-Lease Sites, and in connection therewith, Lessor will acquire exclusive use of the
          Properties.

     C.   Lessor is willing to undertake such responsibilities provided that
          Contributor will allow Lessor to exclusively use and operate such
          Properties with respect to the Contributor Pre-Lease Sites; and

     D.   Contributor is willing to allow Lessor to so exclusively use and operate such Properties on the terms and conditions set forth in this
          Agreement.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, the parties agree as follows:

     Section 1. Grant of Usage Right.

          (a) Subject to the terms and conditions of this Agreement, Contributor hereby grants unto Lessor, and Lessor hereby takes and accepts from
     Contributor the right to use the Properties with respect to operation and management of all of the Contributor Pre-Lease Sites listed on Exhibit A hereto. Contributor and Lessor acknowledge and agree that this single
     Agreement is indivisible, intended to cover all of the Contributor
     Pre-Lease Sites listed on Exhibit A and is not a separate grant of a right to use or other agreement with respect to individual Contributor Pre-Lease
     Sites, and in the event of a bankruptcy of either party, the parties intend that this Agreement be treated as a single

     indivisible Agreement. Contributor hereby acknowledges that pursuant to the
     Lease Agreement, the Lessor is granting certain rights and interests to the
     Lessee thereunder. Contributor shall afford Lessor hereunder, to the fullest extent permitted by law, the same rights and privileges granted to
     Lessee under the Lease Agreement.

          (b) As to each Property, Contributor hereby appoints, and Lessor agrees to act and will act, as the exclusive operator and manager of the
     Property at each of the Contributor Pre-Lease Sites during the Term (as defined below) as to each Contributor Pre-Lease Site. In performing its duties as operator and manager of the Properties, Lessor will manage, administer and operate each of the Properties, subject to the provisions of this Agreement, in a manner (i) which is comparable to and in accordance with prudent management and quality standards used in the
     telecommunications industry by nation-wide communications tower operators operating portfolios of comparable size and quality as that being leased and operated under this Agreement and (ii) consistent with the standards used to manage, administer and operate Master Lease Sites under the Lease
     Agreement.

          (c) From and after the Effective Date, Lessor will receive and will be entitled to all of the revenue generated by the Properties and neither
     Contributor nor any of its respective Affiliates will be entitled to any of such revenue, and if any such revenue is paid to any such Person, it will remit same to Lessor as soon as reasonably possible after any Sprint Group
     Member (as defined in the Lease Agreement) becomes aware of its receipt thereof (including, without limitation, by notice from Lessor of such receipt), but in no event more than fifteen (15) Business Days. The
     Contributor will direct, in writing, all payors of amounts due with respect to any Properties to pay such amounts to Lessor. From and after the
     Effective Date, and except as expressly provided in this Agreement, Lessor also will be responsible for the payment of, and will pay, all expenses related to or associated with the Properties, whether ordinary or extraordinary, and whether foreseen or unforeseen. The rights granted to
     Lessor under this Agreement include, with respect to each Tower, the right of Lessor to use and employ, to the extent such rights may be legally granted to or used by Lessor, the Tower Related Assets related to the
     Properties.

          (d) Lessor may from time to time make such Alterations (as defined in the Lease Agreement) to a Property as Lessor may deem desirable in the proper conduct of its business.

          (e) Lessor covenants and agrees that it has not granted and will not grant to any other Person any rights to use or to operate the Properties
     (except for rights granted to parties pursuant to Collocation Agreements and except for rights granted to the Lessee under the Lease Agreement).

     Section 2. Power of Attorney. Contributor hereby grants to Lessor a limited power of attorney and, subject to any limitation on such appointment herein, appoints Lessor as its agent and attorney to review, negotiate and execute on behalf of Contributor all documents and instruments relating to the Contributor
Pre-Lease Sites and to otherwise act on behalf of Contributor in dealing with
Contributor Pre-Lease Sites. The foregoing power of attorney and appointment are subject to the following requirements and limitations: (i) all documents and

                                      -2-

instruments executed by Lessor, and actions taken by Lessor, on behalf of
Contributor must be commercially reasonable and comply with applicable Laws,
(ii) upon request by Contributor, Lessor will provide Contributor with such documentation and other information relating to Lessor's actions and activities pertaining to the Contributor Pre-Lease Sites as Contributor may reasonably request, and (iii) the foregoing power of attorney and appointment granted herein may be suspended by written notice from Contributor to Lessor at any time, and for so long as Lessor is in violation of the foregoing requirements and limitations, if Lessor violates or fails to comply with the foregoing requirements and limitations. Lessor may use such power of attorney consistent with the power of attorney granted to the Lessee under the Lease Agreement.

     Section 3. Term of Agreement. The term (the "TERM") of this Agreement with respect to each Property will extend until the earlier of (x) the Conversion
Closing Date or (y) the Site Expiration Date (as defined in the Lease
Agreement), in each case, with respect to the applicable Contributor Pre-Lease
Site.

     Section 4. Covenants of Contributor. Contributor shall not incur and shall not permit to be incurred by, under or through Contributor any Liens against the
Contributor Pre-Lease Sites and shall preserve and defend all of Lessor's rights hereunder.

     Section 5. Indemnification. Contributor agrees to indemnify and to hold
Lessor harmless from any and all Claims (as defined in the Lease Agreement)
suffered or incurred by Lessor by reason of Contributor's breach of this
Agreement,

     Section 6. Amendment; Modification. So long as the Lease Agreement is in effect, this Agreement may not be terminated, modified, altered, supplemented or amended except with the prior written consent of Global, which consent shall be in Global's sole and absolute discretion.

     Section 7. Payment and Performance on Behalf of Contributors. Lessor will have the right, as agent for Contributor, to make all payments due with respect to the Properties and take all other action necessary or desirable in connection with the operation and management of the Properties and may delegate to others the right to perform such actions and undertake such activities.

     Section 8. Notices. Any and all notices, requests, payments or demands required hereunder will be in writing and will be delivered in person or sent by
United States certified or registered mail addressed as follows, unless otherwise provided herein:

     If to Contributors:
                           ------------------

                           ------------------

                           ------------------

     If to Lessor:
                           ------------------

                           ------------------

                           ------------------

     Section 9. Waiver. No failure by either party to insist upon the strict performance of any covenant, agreement, term or condition of this Agreement or to exercise any right or remedy in

                                      -3-

the event of a breach hereunder will constitute a waiver of any such breach or any such covenant, agreement, term or condition.

     Section 10. Third Party Beneficiary. The parties expressly acknowledge and agree that Global and any GSI Financing Subsidiary is an intended third party beneficiary of this Agreement, and may enforce the rights of Lessor hereunder to the extent consistent with the rights granted to Global or a GSI Financing
Subsidiary under the Lease Agreement. To the extent under the Lease Agreement a
GSI Financing Subsidiary succeeds to the rights of Global with respect to any of the Contributor Pre-Lease Sites, such GSI Financing Subsidiary shall have the same rights as Global hereunder.

     Section 11. Governing Law. This Agreement will be construed in accordance with and governed by the internal laws of the State of New York without giving effect to principles of conflicts of laws.

     Section 12. Counterparts. This Agreement may be executed in a number of counterparts, each of which will be deemed an original and all of which will constitute one and the same Agreement.

                                      -4-

     IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties as of the day first above written.

                                        LESSOR

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        CONTRIBUTOR

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                      -5-

                                    EXHIBIT A

                           CONTRIBUTOR PRE-LEASE SITES

                                      -6-

                                    EXHIBIT F

                               TRANSITION SERVICES

     Sprint will provide to Lessee the following services described herein (the
"Services"), pursuant to the terms and conditions of the Transition Services
Agreement to be entered into between the parties (the "TRANSITION SERVICES
AGREEMENT"). Fees for the Services provided by Sprint to Lessee will be set forth in the Transition Services Agreement and will be calculated on a commercially reasonable basis. The Services will be provided by Sprint free of any representations, warranties, indemnities and guarantees as to such Services but shall use its commercially reasonable efforts to provide a level of service consistent with its past practice, and Sprint will under no circumstances have any liability in excess of any amounts paid to Sprint for the Services. Also,
Sprint will have no liability for indirect, incidental, special, consequential, exemplary or punitive damages. Lessee will indemnify Sprint for any claims relating to the Transition Services Agreement, except to the extent such losses relate solely and directly to gross negligence or willful misconduct on the part of Sprint. The scope of work to be provided by Sprint to Lessee for any Services will not materially exceed the business practices and standards of the business as of the date hereof.

     The Services will commence at the Initial Closing, and all pre-closing activities will be governed by the obligations of the parties under the
Agreement to Contribute, Lease and Sublease. The term of the Transition Services
Agreement will be twelve months from the Initial Closing Date.

I.   TEMPORARY OFFICE SPACE.

     During the term of the Transition Services Agreement, if requested by
Lessee, Sprint will provide Lessee office space in Kansas City for approximately
30 people. The space required will be an office type environment with telephone,
IT connections, and basic furniture needs such as desks, chairs, etc. A cube or war room environment is appropriate. The space is anticipated to be utilized by
IT personnel, in addition to finance, legal, operations, and acquisition personnel as they perform their transition and due diligence activities.

     The fee for the services contemplated by this Section I is $8,000 per person per year as pro-rated for the period of time actually required, to include all Services reasonably required such as telephone, data lines and electrical charges. The term for the Services contemplated by this Section I will be no more than twelve (12) months from the Initial Closing Date.

II.  REVENUE COLLECTION SERVICE.

     During the term of the Transition Services Agreement, Sprint will use its customary efforts and diligence to assist Lessee in revenue collection services, which include the collection and cash application against invoices of monthly revenue. On a monthly basis Sprint will provide a schedule that details the activity related to the revenue cycle (the "REVENUE CYCLE SCHEDULE"). The
Revenue Cycle Schedule will include, but not be limited to, information related to (i)

invoice number (if any), (ii) amount, (iii) customer name, (iv) cash collected,
(v) application against invoices, (vi) date of payment, (vii) check number,
(viii) site identification number, and (ix) the final open accounts receivable balance. The term for the Services contemplated by this Section II will be no more than six (6) months following the Initial Closing Date unless otherwise mutually agreed upon by Sprint and Lessee.

III. ACCOUNTS PAYABLE SERVICE.

     During the term of the Transition Services Agreement, Sprint will use commercially reasonable efforts to provide to Lessee certain accounts payable services, which include the payment of certain tower related expenses (other than Ground Leases), if any, on behalf of Lessee. On a monthly basis Sprint will provide to Lessee a schedule indicating the following: (i) the name of the vendor, (ii) the amount paid, (iii) check date, (iv) check number, and (v) site identification number. On a monthly basis, Sprint will use commercially reasonable efforts to provide copies of the invoices paid on behalf of Lessee to
Lessee. The term of the Services contemplated by this Section III will be no more than six (6) months following the Initial Closing Date unless otherwise mutually agreed upon by Sprint and Lessee.

IV.  LANDLORD PAYMENT SERVICES.

     During the term of the Transition Services Agreement, Sprint will use commercially reasonable efforts to provide to Lessee landlord payment services, which include the monthly calculation and payment of landlord rents consistent with its past practice. On a monthly basis Sprint will use commercially reasonable efforts to provide to Lessee a schedule showing the detail of activity related to the landlord payment cycle (the "LANDLORD PAYMENT
SCHEDULE"). The Landlord Payment Schedule will include, but not be limited to, the following: (i) the name of the landlord, (ii) amount paid, (iii) date paid,
(iv) check number, and (v) site identification number. The term of the Services contemplated by this Section IV will be no more than six (6) months following the Initial Closing Date unless otherwise mutually agreed upon by Sprint and
Lessee.

     Sprint and Lessee agree that for the Services contemplated by Sections II,
III and IV, there will be a monthly cash settlements process that will result in cash reconciliation and remittal of payment to appropriate parties due. In addition, Lessee will provide in advance to Sprint each month sufficient funds to cover all obligations to be paid on its behalf by Sprint with respect to
Sections II, III and IV.

V.   LIGHT MONITORING SERVICES.

     During the term of the Transition Services Agreement, Sprint will use commercially reasonable efforts to provide support tower lighting monitorin services to Lessee in the normal and customary course of business with the same scope and responsibility as Sprint performed prior to the Initial Closing in accordance with the Lease Agreement.

     The fees for the Services contemplated in this Section V will be determined by market rates as evidenced by two (2) third-party proposals provided to either
Sprint or Lessee within the 24 months prior to the Initial Closing. The term of the Services contemplated by this Section V

                                       2

will be no more than twelve (12) months following the Initial Closing Date unless otherwise mutually agreed upon by Sprint and Lessee.

VI.  OTHER SERVICES.

     Sprint will provide such other services as reasonably requested by Lessee and reasonably within Sprint's capability to provide at rates to be mutually agreed upon at the time of request.

VII. COSTS.

     Any direct third party costs incurred by Sprint in the performance of the required scope of the Services will be passed directly through to Lessee with no additional cost to Lessee. The actual cost of any employees dedicated exclusively to the performance of required Services (such as, light monitoring, dispatch, or Ground Lessor payments) will be charged to Lessee at actual cost.
The cost of the Services provided through general corporate resources (such as, accounts payable, receivable, etc.) will not exceed the historical costs attributable to the operations of the Collocation Business as represented by
Sprint.

VIII. NOTICE.

     Sprint requires no less than 30 days prior written notice to the Initial
Closing for each Service required or Sprint will no longer be obligated to provide such Service. Sprint requires a 30-day advanced written notice before terminating the Transition Services Agreement with regard to any Service provided. Upon the provision of such notice, Lessee shall not be responsible for any further fees for the Services so terminated by such notice. Sprint and
Lessee agree that no Service will extend beyond the Final Closing Date unless mutually agreed upon by the parties.

                                       3

                                    EXHIBIT G

                       INDIVIDUAL SITE CLOSING CONDITIONS

A.   AUTHORIZATIONS

     o    To the extent required each consent, approval or waiver from, or a notice to or filing with, any Person or Governmental Authority to (i)
          the assignment of the Ground Lease by the applicable Contributor to
          Lessor, (ii) the sublease of the Leased Property at the Site from
          Lessor to Lessee under the Lease Agreement and (iii) the leaseback of the Sprint Collocation Space at the Site from Lessee to Sprint under the Lease Agreement, including, to the extent required by applicable
          Laws, the written approval of the appropriate Governmental Authority
          (including any required consent by the applicable Governmental
          Authority to the assignment of any previously issued Authorization under Zoning Laws) permitting the continued use and operation of the
          Site by Lessee as contemplated by the Lease Agreement, but excluding the consent of a Ground Lessor (which is specifically addressed below).

B.   GROUND LESSOR ESTOPPEL

     o    Lessee will have obtained a Ground Lessor Estoppel with respect to such Site, with modifications or changes reasonably satisfactory to
          Lessee, so long as such modifications or changes, if more burdensome than those set forth on Exhibit J, will not be conditions hereto.

C.   ACCESS

     o    Lessee will have obtained evidence reasonably satisfactory to Lessee that the Site has legal ingress and egress (either directly or by means of a private easement) to and from a public right-of-way (which evidence shall be deemed obtained if Lessee obtains a Title Policy for such Site that insures such access).

D.   ENVIRONMENTAL

     o    The Environmental Conditions will have been satisfied.

                                    EXHIBIT H

           FORM OF LESSEE GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT

     This Assignment and Assumption Agreement (this "AGREEMENT"), dated as of
_______, 2005, is made and entered into by and between [SPRINT SPE], a Delaware limited liability company ("LESSOR"), and [LESSEE UNDER THE LEASE AGREEMENT], a
[___________________] ("LESSEE"). Capitalized terms used but not otherwise defined herein will have the meanings ascribed to such terms in the Agreement to
Contribute, Lease and Sublease, dated as of February [__], 2005 ("AGREEMENT TO
CONTRIBUTE") by and between Sprint Corporation, a Kansas corporation, the
Subsidiaries of Sprint named on the signature pages to the Agreement to
Contribute and Lessee.

                                    RECITALS

     WHEREAS, in accordance with the terms of the Agreement to Contribute,
Lessor desires to transfer, assign and set over to Lessee all of its rights, duties and obligations under the Collocation Agreements and Master Collocation
Agreements listed on Exhibit A, the Qwest Option Agreement, the Master Services
Agreement and the Tower Related Assets, and Lessee desires to assume and thereafter pay, perform and discharge the Assumed Liabilities.

     NOW THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions set forth herein and in the Acquisition Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Assignment. Lessor hereby grants, bargains, conveys, transfers, assigns and sets over to Lessee, (i) all of its rights, duties and obligations under or with respect to the Collocation Agreements and the Master Collocation Agreements
listed on Exhibit A, the Qwest Option Agreement, the Master Services Agreement,
the Tower Related Assets (provided, that with respect to the Tower Related
Assets, only to the extent that Lessor is permitted to transfer, assign or set over to Lessee such Tower Related Assets) and (ii) the Assumed Liabilities.

     2. Assumption. Lessee does hereby (i) accept the rights and assume the duties and obligations under or with respect to the Collocation Agreements and the Master Collocation Agreements listed on Exhibit A, the Qwest Option
Agreement, the Master Services Agreement and the Tower Related Assets (provided, that with respect to the Tower Related Assets, only to the extent that Lessor is permitted to transfer, assign or set over to Lessee such Tower Related Assets)
and (ii) assume and agrees to pay, perform and discharge when due the Assumed
Liabilities.

     3. Lease Agreement. The parties acknowledge and agree that the transfer and assignment by Lessor, and the acceptance and assumption by Lessee, of the
Collocation Agreements, Master Collocation Agreements and the Tower Related
Assets pursuant to this Agreement are subject to the provisions of Section 5(d)
of the Lease Agreement.

              [Lessee General Assignment and Assumption Agreement]

     4. Successors and Assigns. The provisions of this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No party may assign, delegate or otherwise transfer its rights or obligations under this Agreement without the consent of each other party hereto.

     5. Enforcement of Certain Rights. Nothing expressed or implied in this
Agreement is intended, or will be construed, to confer upon or give any Person other than the parties hereto, and their successors or permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this
Agreement, or result in such Person being deemed a third party beneficiary of this Agreement.

     6. Captions. The Section headings contained in this Agreement are inserted in this Agreement only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision of this Agreement.

     7. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof)
as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

     8. Miscellaneous. This Agreement may be executed in one or more counterparts and each counterpart shall be deemed to be an original.

              [Lessee General Assignment and Assumption Agreement]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

[SPRINT SPE]                            [LESSEE UNDER THE LEASE AGREEMENT]

By:                                     By:
    ---------------------------------       ------------------------------------

Name:                                   Name:
      -------------------------------         ----------------------------------

Title:                                  Title:
       ------------------------------          ---------------------------------

                                    EXHIBIT A

       [LIST OF COLLOCATION AGREEMENTS AND MASTER COLLOCATION AGREEMENTS]

                                    EXHIBIT I

             FORM OF LLC GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT

     This Assignment and Assumption Agreement (this "AGREEMENT"), dated as of
_______, 2005, is made and entered into by and between [SPRINT SPE], a Delaware limited liability company ("COMPANY"), and [SPRINT SUBSIDIARY], a
[________________] ( "SPRINT SUBSIDIARY"). Capitalized terms used but not otherwise defined herein will have the meanings ascribed to such terms in the
Agreement to Contribute, Lease and Sublease, dated as of February [__], 2005
("AGREEMENT TO CONTRIBUTE") by and between Sprint Corporation, a Kansas corporation, the Subsidiaries of Sprint named on the signature pages to the
Agreement to Contribute and Global Signal Inc., a Delaware corporation.

                                    RECITALS

     WHEREAS, in accordance with the terms of the Agreement to Contribute,
Sprint Subsidiary desires to transfer, assign and set over to the Company all of its rights, title and interest in and to the Leased Property in exchange for an ownership interest in the Company, and the Company desires to assume and thereafter pay, perform and discharge all rights and responsibilities with respect to the Leased Property.

     NOW THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions set forth herein and in the Agreement to contribute and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Assignment. Sprint Subsidiary hereby gives, grants, bargains, conveys, transfers and sets over to the Company all of its rights, title and interest in and to the Leased Property listed on Exhibit A, the Ground Leases related thereto, the Collocation Agreements, the Tower Related Assets and the Tower
Related Bonds (collectively, the "TRANSFERRED ASSETS") in exchange for a __%
ownership interest (the "OWNERSHIP INTEREST") in the Company.

     2. Assumption. The Company hereby accepts assignment of the Transferred
Assets in exchange for the Ownership Interest given to Sprint Subsidiary.

     3. Representations, Warranties and Covenants of the Company.

          (a) The Company has no intent to hinder, delay or defraud its present or future creditors. After giving effect to each Transfer (i) the value of the assets of the Company, either taken at their present fair salable value or at fair valuation, will equal or exceed the amount of the debts and obligations, including contingent and unliquidated debts and obligations, of the Company and (ii) the Company will not be left with unreasonably small assets or capital with which to engage in and conduct its business.
     The Company does not intend to, or believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

               [LLC General Assignment and Assumption Agreement]

     4. Successors and Assigns. The provisions of this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No party may assign, delegate or otherwise transfer its rights or obligations under this Agreement (other than to the Lessee) without the consent of each other party hereto. This Agreement may only be terminated, amended or modified during the Term with the prior written consent of Lessee.

     5. Enforcement of Certain Rights. Nothing expressed or implied in this
Agreement is intended, or will be construed, to confer upon or give any Person other than the parties hereto, and their successors or permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this
Agreement, or result in such Person being deemed a third party beneficiary of this Agreement; provided that the parties expressly acknowledge and agree that
Lessee is an intended third party beneficiary of this Agreement, and may enforce the rights of the Company hereunder to the extent consistent with the rights granted to Lessee under the Lease Agreement.

     6. Captions. The Section headings contained in this Agreement are inserted in this Agreement only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision of this Agreement.

     7. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof)
as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

     8. Miscellaneous. This Agreement may be executed in one or more counterparts and each counterpart shall be deemed to be an original.

               [LLC General Assignment and Assumption Agreement]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

[SPRINT SPE]                            [SPRINT SUBSIDIARY]

By:                                     By:
   ---------------------------------        ------------------------------------
Name:                                   Name:
     -------------------------------         -----------------------------------
Title:                                  Title:
      ------------------------------          ----------------------------------

                                    EXHIBIT A

                            [LIST OF LEASED PROPERTY]

                                    EXHIBIT J

                         FORM OF GROUND LESSOR ESTOPPEL

Recording requested by
and when recorded
return to:

Global Signal Inc.
301 North Cattleman Road
Suite 300
Sarasota, FL 34232
Attn: General Counsel

                        AGREEMENT REGARDING GROUND LEASE

          THIS AGREEMENT REGARDING GROUND LEASE (this "Agreement") is made as of
__________, 2005, between the party identified as "Landlord" on the signature page hereof ("Landlord") and ______________, a ____________ ("Tenant").

                                    RECITALS:

          A. Landlord and Tenant are now parties to that certain [PCS Site
Agreement] dated ______________, ________, a copy of which is annexed hereto as
Exhibit A (the "LEASE"), covering certain real property more particularly described on Exhibit A attached hereto (the "PROPERTY");

          B. Pursuant to an agreement dated February ___, 2005 by and among
Tenant, certain subsidiaries of Tenant and Global Signal, Inc., the Lease and
the property related thereto (the "PREMISES") will be assigned to an affiliate of Tenant ("TENANT AFFILIATE"); and, after such assignment, the references to
Tenant herein shall apply to Tenant Affiliate;

          C. Pursuant to a sublease (the "SUBLEASE"), Tenant Affiliate will sublease its entire interest in the Lease to an affiliate of Global Signal
("SUBTENANT") in exchange for certain prepaid consideration and Subtenant will then leaseback to Tenant (and/or one or more of its affiliates) the portion of the leased premises on which Tenant's telecommunications equipment is currently located in exchange for certain ongoing payments (collectively, the "LEASE AND
LEASE BACK TRANSACTIONS");

          D. Certain lenders (each, together with their successors and assigns, a "LENDER") may make a loan to Subtenant or certain of its affiliates secured by a mortgage or other security instrument encumbering Subtenant's interest in the
Sublease; and

          For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                        1

     1. Consent. To the extent any such consent is required by the Lease,
Landlord hereby consents (a) to the acquisition by Tenant Affiliate (or any affiliate thereof), directly or indirectly, of Tenant's interest in the Lease,
(b) to the Sublease (and the recording of a memorandum of the Sublease) and (c)
to the Lease and Lease Back Transaction.

     2. Estoppel Certificate. Landlord certifies that (and Lender may rely on such representations) the following statements are true as of the date hereof:

     (a) Tenant is the current tenant under the Lease (a full copy of which, including all amendments thereto, is annexed as Exhibit A), and the Lease is in full force and effect and contains the entire agreement between Landlord and
Tenant with respect to the Property. Landlord is either the owner of the fee simple interest in the Property or the holder of a valid leasehold interest in the property and the person or entity signing on behalf of Landlord is authorized to do so and no other person or entity's signature is required to bind Landlord.

     (b) No default exists under the Lease on the part of Tenant, and, to
Landlord's knowledge, no event or condition has occurred or exists which, with notice or the passage of time or both, would constitute a default by Tenant under the Lease.

     3. Agreement with Respect to the Lease and Sublease. Landlord hereby agrees with respect to the Lease as follows:

     (a) Lender and Subtenant shall have all of the rights of Tenant under the
Lease, including the right to exercise any renewal option(s) or purchase option(s) set forth in the Lease, and shall have the right to assign the
Sublease without Landlord's further consent.

     (b) Landlord shall deliver to any Lender and Subtenant (in each case at such address as shall be designated in writing to Landlord) a copy of any default notice given by Landlord to Tenant under the Lease. No default notice from Landlord to Tenant shall be deemed effective as against any Lender or
Subtenant unless received by such Lender or Subtenant.

     (c) If Tenant defaults on any monetary obligations under the Lease,
Landlord shall accept a cure thereof by any Lender or Subtenant within thirty
(30) days after delivery of notice of such defaults. For non-monetary defaults,
Landlord shall not terminate the Lease for so long as a Lender or Subtenant is diligently pursuing a cure of the default, and if curing such non-monetary default requires possession of the Property, then Landlord agrees to give the
Lender or Subtenant a reasonable time to obtain possession of the Property and to cure such default.

     (d) Landlord acknowledges none of Tenant or Tenant Affiliate may terminate, surrender or cancel the Lease except as provided in the Lease and may not amend the Lease in a manner that materially increases the liability or obligations of
Tenant or Tenant Affiliate or decreases the rights of Tenant or Tenant Affiliate without the prior written consent of Lender.

     (e) If the Lease is terminated by Landlord for any reason, or otherwise rejected in bankruptcy, Landlord will enter into a new lease with either Lender or Subtenant on the same terms as the Lease, provided that all past due amounts under the Lease are paid to Landlord within 30 days of notice to Lender and
Subtenant of such termination.

     4. Memorandum of Lease. To the extent the Lease or a memorandum thereof has not previously been recorded, this Agreement shall constitute a "memorandum of lease" under applicable

                                                                          (#   )
                                                         ----------------   ---

                                        2

State law and may be recorded in the applicable public records, the provisions of the Lease (with certain financial terms redacted therefrom) being as set forth on Exhibit A annexed hereto and made a part hereof.

     5. Notices. All notices sent to any Lender or Subtenant shall be in writing and sent by United States mail postage prepaid or other reputable courier service at the following address: c/o Global Signal Inc., 301 North Cattleman
Road, Suite 300, Sarasota, FL 34232, Attn: General Counsel; or to such other address as Lender or Subtenant shall have notified Landlord in writing.

     6. Miscellaneous.

     (a) If this Agreement is inconsistent with the Lease, this Agreement shall control.

     (b) This Agreement shall be binding upon Landlord and its successors and shall benefit each of Lender and Subtenant and their respective successors and assigns.

     (c) This Agreement may not be amended or modified except by a written agreement executed by Landlord, any Lender and Subtenant. This Agreement may be
executed in any number of separate counterparts and all signatures need not be on the same counterpart.

                            [SIGNATURE PAGES FOLLOW]

                                                                          (#   )
                                                         ----------------   ---

                                        3

                                     TENANT

     IN WITNESS WHEREOF, the undersigned, by its duly elected officer(s) and pursuant to proper authority has duly executed, acknowledged and delivered this instrument as its true act and deed.

                                          [TENANT],
                                          a
                                            ----------

                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                                        4

                                    LANDLORD

          [IF LANDLORD IS A CORPORATION AND AGREEMENT IS EXECUTED BY A
                               CORPORATE OFFICER]

     IN WITNESS WHEREOF, the undersigned, by its duly elected officer(s) and pursuant to proper authority of its board of directors has duly executed, acknowledged and delivered this instrument as its true act and deed.

                                          --------------------------------------
                                                  , a      corporation
                                          --------    ----

                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                                        5

                                    LANDLORD

    [IF LANDLORD IS A LIMITED LIABILITY COMPANY AND AGREEMENT IS EXECUTED BY
                         AN INDIVIDUAL THAT IS A MEMBER]

     IN WITNESS WHEREOF, the undersigned, pursuant to proper authority of its operating agreement and/or bylaws, has duly executed, sealed, acknowledged and delivered this instrument as of the day and year first above written.

                                          --------------------------------------
                                              , a      limited liability company
                                          ----    ----

                                          By:
                                              ----------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------

                                        6

                         [IF LANDLORD IS AN INDIVIDUAL]

IN WITNESS WHEREOF, the undersigned has duly executed, acknowledged and delivered this instrument as of the day and year above written.

                                              LANDLORD:

                                              ----------------------------------
                                              [INSERT LANDLORD NAME]

                                        7

                                    EXHIBIT A

                           Lease and Legal Description

                                 (see attached)

                                        8

                                    EXHIBIT K

                FORM OF NON-DISTURBANCE AND ATTORNMENT AGREEMENT

     THIS NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this "Agreement") is dated the __ day of ________, 2005, and is made by and between [LENDER], A
________________, having an address of _______________________________
("Lender") and [LESSOR], a ________________, having an address of
_______________________________ ("Tenant").

                                   WITNESETH:

     WHEREAS, [LANDLORD] ("Landlord") and Tenant are the parties to that certain lease or similar agreement (as amended, restated, replaced and/or assigned, the
"Lease") for the lease of certain premises (the "Premises") located within the property more particularly described on Exhibit "A" attached hereto and incorporated herein by this reference (the "Real Property");

     WHEREAS, Lender has made a mortgage loan to Landlord, secured by a mortgage or similar security instrument (the "Mortgage") encumbering all or a portion of the land on which the Premises is located.

     WHEREAS, Tenant requests, and Lender, subject to the terms hereof, agrees that Tenant's possession under the Lease not be disturbed provided Tenant is not in default under the Lease.

     NOW, THEREFORE, in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Tenant's rights and privileges under the Lease shall not be terminated in connection with a foreclosure of the Mortgage so long as, at the time of any foreclosure of the Mortgage, Tenant is not then in default beyond any applicable notice and cure period under the Lease and the Lease shall continue in full force and effect pursuant to the terms thereof.

     2. During the pendency and following foreclosure of the Mortgage, Tenant shall attorn to Lender or any purchaser in foreclosure and shall recognize such purchaser or Lender as Tenant's landlord under the Lease.

     3. Following a foreclosure or deed-in-lieu thereof, the Lease shall continue in full force and effect as a direct lease between Tenant and said purchaser or Lender, as the case may be, except, that such purchaser or Lender, as the case may be, shall not:

          (a) be liable for any act or omission of any prior lessor (including
Landlord); or

          (b) be bound by any prepayment of more than one (1) [MONTH OR ONE
YEAR, AS APPLICABLE, - TO BE INSERTED] rent unless such prepayment shall have been approved by Lender.

     4. This Agreement contains the entire understanding between Lender and
Tenant, and may not be changed except by an instrument signed by all parties hereto.

     5. All notices, approvals, consents and other communications referred to herein shall be in writing and sent by certified mail, return receipt requested, addressed to the parties at their addresses as set forth herein or to such other address as either party shall by notice to the other request.

     6. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns, including, without limitation, any person who acquires Tenant's interest under the Lease pursuant to a foreclosure of such person's mortgage, deed of trust or other security instrument encumbering Tenant's estate in the Lease, and any assignee of the
Lease. This Agreement may be executed in any number of separate counterparts and all signatures need not be on the same counterpart.

           [Remainder of page intentionally left blank. Signatures and acknowledgements to follow.]